SCHEDULE 14A
                         (RULE 14A-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant   [__]

Check the appropriate box:

[X]   Preliminary Proxy Statement            [__]   Confidential, For Use of
                                                    the Commission Only
                                                    (as permitted by Rule
                                                    14a-6(e)(2)
[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Rule 14a-11  or Rule 14a-12

               AMERICAN ASSET ADVISERS TRUST, INC.
                  AAA NET REALTY FUND X, LTD.
                  AAA NET REALTY FUND IX, LTD.
        (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE
                           REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[  ]       No fee required.

[x]       Fee computed on table below per Exchange Act Rules
          240.0-11(c)(1)(I) and (c)(3).

      (1) Title of each class of securities to which transaction applies: Common Stock, $.01 par value, of American
          Asset Advisers Trust, Inc. (the "Common Stock").

      (2) Aggregate number of securities to which transaction applies: up to 3,017,107 shares of Common Stock.

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $9.34 per share. The price per share for the purposes of the transaction.

      (4) Proposed maximum aggregate value of transaction:  $28,110,925

      (5) Total fee paid: $5,623

[  ]       Fee paid previously with preliminary materials:

[  ]      Check box if any part of the fee is offset as provided by
          Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, Schedule or Registration Statement no.:

      (3) Filing Party:

      (4) Date Filed:

                 JOINT PROXY AND CONSENT SOLICITATION STATEMENT
                                AND PROSPECTUS

                                  AMREIT, INC.

       This Joint Proxy and Consent Solicitation Statement and Prospectus (the "Prospectus") is being provided by the Board of Directors of AmREIT, INC., a Maryland corporation ("AmREIT") and H. Kerr Taylor (the "General Partner"), to the limited partners (collectively, the "Limited Partners") of Taylor Income Investors, Ltd. ("FUND III"), Taylor Income Investors IV, Ltd. ("FUND IV"), Taylor Income Investors V, Ltd. ("FUND V"), Taylor Income Investors VI, Ltd. ("FUND VI"), AAA Net Realty Fund VII, Ltd. ("FUND VII"), AAA Net Realty Fund VIII, Ltd. ("FUND VIII"), AAA Net Realty Fund Goodyear, Ltd. ("AAA GDYR"), AAA Net Realty Fund IX, Ltd. ("FUND IX"), AAA Net Realty Fund X, Ltd. ("FUND X") and AAA Net Realty Fund XI, Ltd. ("FUND XI") for the purpose of soliciting their approval of the Merger and an amendment to the Agreement of Limited Partnership of their Partnership (collectively the "Partnerships") authorizing the Merger (the "Partnership Consents"). This Prospectus is also being provided by the Board of Directors to the shareholders of AmREIT (the "Shareholders") for the purpose of soliciting their consents approving the Merger (the "AmREIT Proxies").

       AmREIT and the General Partner are proposing a series of mergers whereby AmREIT will acquire all of the assets and the liabilities of each Partnership (collectively the "Merger") pursuant to an Agreement and Plan of Merger, dated as of ___________, 1998 between AmREIT and each Partnership (collectively, the "Merger Agreement"). In the Merger, AmREIT is offering to issue shares of its $0.01 par value common stock (the "Shares") for each Partnership participating in the Merger ("Participating Partnerships") in an amount equal to the Partnership's Net Asset Value, as defined, divided by $9.34 per Share (the "Exchange Price"). In lieu of Shares, AmREIT is offering up to $10.0 million in principal amount of 6.0% Notes due in December 31, 2004 (the "Notes"). Limited Partners may elect to receive Shares or Notes with respect to their Limited Partner Interests (the "Units") in accordance with the Net Asset Value, as defined, of their respective Partnership on the effective date of the Merger (the "Effective Date"). The number of Shares and amount of Notes issued in the Merger is subject to certain adjustments as of the Effective Date and AmREIT will not issue Notes in an aggregate principal amount exceeding $10.0 million or to any Partnership in the principal amount exceeding 35% of the Partnerships' Net Asset Value (the "Note Restriction"). In lieu of either Shares or Notes, Limited Partners may elect to receive a cash payment equal to the Appraised Liquidation Value (the "ALV") of their Units if the Merger is consummated (the "ALV Payment Election"). See "THE MERGER."

       The Merger involves material risks to both the Limited Partners and the Shareholders. See "RISK FACTORS" for certain factors relating to participation in the Merger. The more significant risks are:

     o The terms of the Merger were determined by the common management of the Partnerships and AmREIT.

     o The General Partner has significant conflicts of interest in the Merger.

     o The Limited Partners have not been represented by an unaffiliated person in the Merger.

     o The Net Asset Values of the Partnerships are not based on an appraisal by an independent real estate appraiser.

     o    The Merger will be a taxable transaction for the Limited Partners.

     o There is no assurance that the value of the consideration offered to the Limited Partners is not less than the value of the Partnerships.

     o There is no assurance that the value of the consideration paid by AmREIT for the Partnerships does not exceed the value of the Partnerships.

     o No public market exists for the Shares and Notes offered in the Merger, and there is no assurance that a public market for the Shares will develop after the Merger.

     o There is no assurance any of the benefits to the shareholders or Limited Partners anticipated by AmREIT and Mr. Taylor from the Merger will be realized.

       The Independent Directors and the General Partner believe that the benefits and advantages of the Merger far outweigh the risks and negative factors. See "THE MERGER -- The Independent Directors' Reasons and
Recommendations for the Merger" and "-The General Partner's Reasons and Recommendations for the Merger."

       THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NEITHER SUCH SECURITIES OR THE MERGER HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION. THE COMMISSION HAS NOT PASSED ON THE FAIRNESS OR MERITS OF THE TRANSACTION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

            The date of this Joint Proxy and Consent Solicitation Statement and Prospectus is _______________, 1998


                           (cover page continued)

         THESE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE LAWS OF ANY STATE EXCEPT THE STATE OF CALIFORNIA. THE SHARES AND THE NOTES ARE BEING ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS. THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, FOLLOWING A FAIRNESS HEARING HELD PURSUANT TO SECTION 25142 OF THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED, HAS ISSUED A PERMIT FOR THE SALE OF THE SECURITIES DESCRIBED HEREIN. THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

       NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AmREIT, THE GENERAL PARTNER OR THE PARTNERSHIPS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SHARES AND THE NOTES OR AN OFFER TO OR SOLICITATION OF ANY PERSON IN ANY JURISDICTION IN WHICH THE OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCES IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THIS DATE.

       Based upon the Net Asset Values of the Partnerships on June 30, 1998, AmREIT would offer up to a total of 3,011,622 Shares in the Merger and subject to the Note Restriction offer up to $10.0 million of Notes. The form of Merger Agreement between the Partnerships and each Partnership is attached to this Prospectus as Annex 1. Upon consummation of the Merger, substantially all of the properties owned by the Participating Partnerships will be owned by AmREIT, and such properties will continue to be managed and leased by AmREIT directly or through one or more affiliates. The officers and directors of AmREIT prior to the Merger will continue to serve after the Merger. Due to the Note Restriction, AmREIT may not be in a position to honor the requests of all Limited Partners of a Participating Partnership electing to receive Notes in the Merger. AmREIT will issue Notes first to Partners voting against the Merger and then, subject to the Note Restriction, to Limited Partners requesting Notes.

       THE  INDEPENDENT  DIRECTORS  OF  AmREIT  UNANIMOUSLY  RECOMMEND  THAT THE
SHAREHOLDERS OF AmREIT VOTE "YES" IN FAVOR OF THE MERGER. THE BOARD REQUESTS THAT EACH SHAREHOLDER COMPLETE, SIGN AND RETURN THE ENCLOSED AMREIT PROXY AS SOON AS POSSIBLE.

       THE GENERAL PARTNER STRONGLY RECOMMENDS THAT ALL LIMITED PARTNERS VOTE "YES" IN FAVOR OF THE MERGER. THE GENERAL PARTNER REQUESTS THAT EACH LIMITED PARTNER COMPLETE, SIGN AND RETURN THE ENCLOSED CONSENT AS SOON AS POSSIBLE.

       THIS SOLICITATION OF CONSENTS EXPIRES AT 5:00 P.M., CENTRAL STANDARD TIME, ON January 31, 1999, UNLESS SOONER TERMINATED OR EXTENDED. ALL QUESTIONS AND INQUIRIES SHOULD BE DIRECTED TO TIMOTHY W. KELLEY, VICE PRESIDENT, BY TOLL-FREE TELEPHONE AT (800) 888-4400, EXTENSION 26.


                         (cover page continued)

                             Table of Contents

SUMMARY......................................................................-1-
     Parties to the Merger...................................................-1-
     Summary of Risk Factors.................................................-2-
     Reasons For The Merger And Recommendations..............................-7-
     Voting Procedures......................................................-11-
     Description of The Merger..............................................-13-
     Dissenters' Rights.....................................................-15-
     Conflicts of Interest..................................................-16-
     Organizational Diagram.................................................-16-
     The Shares.............................................................-17-
     The Notes..............................................................-17-
     Fairness Opinions......................................................-18-
     Material Federal Income Tax Aspects....................................-19-
     Effective Time of the Merger...........................................-20-
     Management, Operations and Headquarters after the Merger...............-20-
     Conditions to Consummation of the Merger...............................-20-
     Anticipated Accounting Treatment.......................................-21-
     Conduct of Business Pending the Merger.................................-21-
     Merger Expenses........................................................-21-
     Termination Rights.....................................................-21-
     Comparison of the Partnerships and AmREIT..............................-22-

AVAILABLE INFORMATION.......................................................-23-

RISK FACTORS................................................................-24-
     Risks Associated With the Merger.......................................-25-
        Possible Disagreement as to Partnership Valuations..................-25-
        Conflicts of Interest of the General Partner........................-25-
        Lack of Independent Representation for Each Partnership.............-25-
        Value of Shares.....................................................-25-
        Disproportionate Effect of Inaccurate Valuation.....................-25-
        Potential Changes in Distribution Levels for Limited Partners.......-26-
        Uncertainties at the Time of Voting as to Participation of
        Partnerships........................................................-26-
        Risks Associated with Fundamental Change in Nature of Investment....-27-
        The Merger is a Taxable Event.......................................-29-
        No Cash Distributions to Limited Partners...........................-29-
        Possible Undisclosed Liabilities Assumed by AmREIT..................-29-
        Expenses of the Merger..............................................-29-
        Majority Vote Binds Each Partnership................................-30-
        Participating Limited Partners Will Forego the Alternatives to
        the Merger..........................................................-30-
        Termination Payments if Merger Fails to Occur.......................-30-

     Risks Associated With an Investment in AmREIT..........................-30-
        Lack of Significant Operating History as Self-Managed REIT..........-30-
        Distributions in Excess of Income and/or Funds From Operations......-30-
        Limitations on Leverage.............................................-30-
        Risks of Leverage...................................................-31-
        Risk of Acceleration of Mortgage Financing..........................-32-
        Distributions as Return of Capital..................................-32-
        Unspecified Future Properties.......................................-32-
        Fixed Expenses......................................................-33-
        Anti-takeover Provisions............................................-33-
        Limited Liability of Directors and Possible Inadequacy of Remedies..-33-
        Conflicts of Interest with Management...............................-34-
        Lack of Geographical Diversification................................-34-
        Distributions Subordinate of Payments on Debt.......................-34-
        Investment Company Act of 1940......................................-34-
        General Risks of Real Estate Investments............................-34-

     Risks Associated with an Investment in the Shares......................-35-
        Exchange Price......................................................-35-
        No Secondary Market for the Shares..................................-35-
        Future Public Trading Prices Lower than Exchange Price..............-35-
        Illiquidity of Shares...............................................-36-
        Possible Future Dilution............................................-36-

     Risk Considerations Associated with the Notes..........................-36-
        Speculative Investment..............................................-36-
        General Obligations.................................................-36-
        Noteholders' lack of Right to participate in AmREIT's Profits.......-36-
        The Loan Agreement..................................................-36-
        Illiquidity of Notes................................................-37-
        Lack of Sinking Fund for Notes......................................-37-
        Risk of Bankruptcy; Claims of Other Creditors.......................-37-
        Limited Recourse Notes..............................................-37-
        Retirement/Replacement of Trustee...................................-37-
        Usury Laws..........................................................-38-
        Ability To Repay Notes..............................................-38-
        Prior Claim of Noteholders..........................................-38-

     Risks Associated with the ALV Payment Election.........................-39-
        Risk of ALV Payment Election Obligations............................-39-
        Risk of Unsecured Obligation........................................-39-
        Risks of Appraisals to Limited Partners.............................-39-
        Risks of Appraisals to AmREIT.......................................-39-

     Risks Associated with an Investment in Real Estate.....................-39-
        Effect of Economic and Market Conditions............................-39-
        Renewal of Leases and Reletting of Space............................-40-
        Investment Illiquidity..............................................-40-
        Operating Risks.....................................................-40-
        Competition.........................................................-40-
        Risks in Construction on Properties.................................-40-
        Risks of Property Leased to a Single Tenant.........................-41-
        Risks of Net Leases.................................................-41-
        Risks of Joint Ventures.............................................-42-
        No Assurance of Property Appreciation, REIT Profit or Dividends.....-42-
        Risks of Investing in Special Purpose properties....................-43-
        Possible Environmental Liabilities..................................-43-
        Risks of Cost in Complying with the Americans With Disabilities Act.-44-
        Risks in Providing Financing to Purchasers of REIT Properties.......-44-
        Risks of Leaseback Transactions.....................................-44-
        Accounting for Net lease Transactions...............................-45-
        Risks of Energy Shortages and Allocations...........................-45-
        Competition for Investments.........................................-45-
        Uninsured and Underinsured Losses Could Result in Loss of Value
        of Property.........................................................-45-
        Adjacent Properties.................................................-45-

      Risks Associated With Federal Income Taxation of AmREIT...............-46-
        Adverse Consequences of Failure to Qualify as a REIT................-46-
        Risks of Excise Tax and/or Penalties................................-46-
        Changes in Tax Laws.................................................-46-
        Restrictions on Payment of Dividends................................-47-
        Risks of Development and Acquisition Activities.....................-47-

THE MERGER..................................................................-47-
     Background of The Merger...............................................-48-
     The Independent Directors' Reasons and Recommendations for the Merger..-49-
     The General Partner's Reasons and Recommendations for the Merger.......-52-
     Alternatives to the Merger.............................................-55-
     Offers From Third Parties..............................................-63-
     The Notes..............................................................-63-
     Appraisal Liquidition Value Payment Election...........................-69-
     The Merger Consideration...............................................-70-
     Fiduciary Responsibility...............................................-76-
     Share Market Prices and Distributions..................................-78-
     Effective Time of the Merger...........................................-79-
     Management, Operations and Headquarters after the Merger...............-79-
     Conditions to Consummation of the Merger...............................-79-
     Conduct of Business Pending the Merger.................................-80-
     Acquisition Proposals..................................................-83-
     Termination; Extension, Waiver and Amendment...........................-84-
     Effect of Termination and Abandonment..................................-85-
     Extension; Waiver......................................................-87-
     Proposed Amendments to Partnership Agreements..........................-87-
     Proposed AmREIT Bylaw Amendment........................................-88-
     Dissenting Partners and Shareholders...................................-88-
     The Merger Expenses....................................................-88-
     Anticipated Accounting Treatment.......................................-89-

CONFLICTS OF INTEREST.......................................................-89-
     Affiliated General Partner.............................................-89-
     The Independent Directors..............................................-91-
     Continuing Conflicts of Interest.......................................-91-
     Features Discouraging Potential Takeovers..............................-92-

FAIRNESS OPINIONS...........................................................-92-
     The Bishop-Crown Fairness Opinion......................................-92-
     The Houlihan Fairness Opinions.........................................-99-

AMREIT PRO FORMA FINANCIAL INFORMATION.....................................-105-

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
     FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AMREIT...............-105-
     Liquidity and Capital Resources.......................................-106-
     Results of Operations.................................................-107-
     Funds From Operations.................................................-108-

MATERIAL FEDERAL INCOME TAX ASPECTS........................................-109-
     General...............................................................-109-
     Requirements for Qualifications and Taxation as a REIT................-110-
     Distribution Requirements.............................................-114-
     Termination or Revocation of REIT Status..............................-115-
     Taxation of AmREIT....................................................-116-
     Taxation of Domestic Shareholders.....................................-117-
     Foreign Shareholders..................................................-120-
     Dividend Reinvestment Plan............................................-120-
     United States Report Requirements.....................................-120-
     State and Local Taxes.................................................-120-

AMREIT AND ITS BUSINESS....................................................-121-
     Description of AmREIT.................................................-121-
     AmREIT's Investment Objectives........................................-121-
     AmREIT's Stated Investment Policies...................................-122-
     AmREIT's Operating Strategy...........................................-126-
     Dividend Reinvestment Plan............................................-130-
     Employees.............................................................-130-
     Competition...........................................................-131-
     Properties............................................................-131-
     Debt and Credit Facilities............................................-133-
     Management............................................................-133-
     Executive Compensation................................................-135-
     Security Ownership of Certain Beneficial Owners and Management........-135-
     Certain Relationships and Related Transactions........................-136-
     Legal Proceedings.....................................................-136-
     Adviser Acquisition...................................................-136-

AMREIT CHARTER AND BYLAWS..................................................-140-
     Authorized Stock......................................................-140-
     Directors.............................................................-140-
     Shareholder Meetings and Special Voting Requirements..................-141-
     Amendment of the Charter and Bylaws...................................-141-
     Transactions With Interested Officers or Directors....................-141-
     Rollup Transactions...................................................-142-
     Limitations on Holdings and Transfer..................................-142-
     Anti-takeover Effect of Authorized But Undesignated Preferred Stock...-142-
     Liability for Monetary Damages........................................-143-
     Indemnification And Advancement of Expenses...........................-143-

DESCRIPTION OF AMREIT'S CAPITAL STOCK......................................-144-
     General...............................................................-144-
     Common Stock..........................................................-144-
     Preferred Stock.......................................................-145-

REPORTS TO SHAREHOLDERS....................................................-145-

THE PARTNERSHIPS...........................................................-146-
     General...............................................................-146-
     Properties............................................................-147-
     Partnership Distributions.............................................-150-
     Management of the Properties..........................................-152-
     Employees.............................................................-152-

COMPARISON OF OWNERSHIP OF UNITS AND SHARES................................-152-
     Form of Organization..................................................-153-
     Length of Investment..................................................-153-
     Properties and Diversification........................................-153-
     Permitted Investments.................................................-154-
     Additional Equity.....................................................-154-
     Borrowing Policies....................................................-155-
     Restrictions upon Related Party Transactions..........................-155-
     Management Control and Responsibility.................................-156-
     Management Liability and Indemnification..............................-157-
     Anti-takeover Provisions..............................................-158-
     Voting Rights.........................................................-159-

     Limited Liability of Investors........................................-160-
     Review of Investor Lists..............................................-160-
     Taxation of Taxable Investors.........................................-161-
     Taxation of Tax-exempt Investors......................................-161-
     Distribution Policies.................................................-162-
     Comparative Compensation, Fees and Distributions......................-163-

COMPARISON OF UNITS, SHARES AND NOTES......................................-164-
     Legal Rights .........................................................-165-
     Issuance of Additional Securities.....................................-166-
     Liquidity.............................................................-167-
     Taxation of Taxable Investors.........................................-168-
     Taxation of Distributions/Dividends...................................-168-
     Taxation of Tax-Exempt Investors......................................-169-

VOTING PROCEDURES..........................................................-169-
     AmREIT Voting Procedures..............................................-169-
     Partnership Consent Procedures........................................-172-

LEGAL OPINIONS.............................................................-175-

SHAREHOLDER PROPOSALS......................................................-175-

GLOSSARY...................................................................-176-

INDEX TO FINANCIAL INFORMATION...............................................F-1
Form of Agreement and Plan of Merger.....................................Annex 1
Form of Amendment to Partnership Agreement...............................Annex 2
Forms of the Note and Loan Agreement.....................................Annex 3
Form of Bishop-Crown Fairness Opinion....................................Annex 4
Form of Houlihan Fairness Opinions.......................................Annex 5

                                     SUMMARY

       The following summary is qualified in all respects by the information appearing elsewhere in this Prospectus, the Annexes hereto and the documents referred to herein. All initial capitalized terms shall have the meanings set forth in the "GLOSSARY" section of this Prospectus.

                              Parties to the Merger

AmREIT

     AmREIT is a self-managed REIT. AmREIT was organized on August 17, 1993, as a Maryland business corporation and operates as a real estate investment trust ("REIT") under the federal income tax laws. AmREIT became self-managed upon its acquisition of its external adviser as of June 5, 1998. See "AmREIT AND ITS BUSINESS - Adviser Acquisition." AmREIT acquires, develops, owns and manages a diversified portfolio of quality, frontage retail properties leased to national and regional retail tenants. As of the date of this Prospectus, AmREIT owned a total of 16 properties which generate total annual rents of approximately $2,616,460. These properties are leased to a total of 9 different tenants and are located in states and contain an aggregate of approximately 193,920 square feet of gross leaseable area. AmREIT's principal executive offices are located at Eight Greenway Plaza, Suite 824, Houston, Texas 77046, and its telephone number is (713) 850-1400. See "AMREIT AND ITS BUSINESS."

The General
Partner

     The General Partner, Mr. H Kerr Taylor, sponsored and organized each of the Partnerships. Mr. Taylor serves as the individual general partner of each Partnership other than FUND III, FUND IV, FUND V, FUND VI and FUND VII, each of which has only a corporate general partner. A different corporation organized under the laws of the state of Texas serves as the corporate general partner of each Partnership. Mr. Taylor is a director, chief executive officer and the 80% or greater owner of each corporate general partner. Mr. Taylor is also the Chairman, Chief Executive Officer and
     largest   shareholder   of  AmREIT.   See   "CONFLICTS  OF  INTEREST."

The
Partnerships

     The Partnerships were organized to acquire real properties, primarily frontal retail properties. FUND IX and FUND X were organized under the laws of the state of Nebraska. Each of the other 8 Partnerships is a limited partnership organized under the laws of the state of Texas. Under long-term net leases and to hold such properties for capital appreciation and sale after a 10 to 15 year period. None of the Partnerships has or is permitted to incur long-term debt under its respective Agreement of Limited Partnership of the Partnerships (collectively, the "Partnership Agreements"). The Partnerships together own, directly or through joint ventures with one or more other Partnerships or AmREIT, interests in 32 properties comprising an aggregate of 135,000 net rentable square feet. See "THE PARTNERSHIPS - Properties."

       The properties of the Partnerships are currently managed by AmREIT Operating Corporation, a Texas corporation and AmREIT's wholly owned subsidiary. The address of the principal executive offices of each of the Partnerships and the General Partner is Eight Greenway Plaza, Suite 824, Houston, Texas

The Partnerships
(cont'd.)


77046, telephone (713) 850-1400. For more information concerning the Partnerships, see "THE PARTNERSHIPS."


                         Summary of Risk Factors

     The Limited Partners and the Shareholders should carefully consider the risks discussed under "Risk Factors" prior to voting on the matters being submitted to them in connection with the Merger. Among the risks related to the Merger are the following.

Risks Associated
with the Merger

          The Merger involves various risks, including the following.

     o The General Partner, Mr. Taylor, and the corporate general partners are subject to significant conflicts of interest in negotiating and agreeing to the terms of the Merger on behalf of the Partnerships.
          Mr. Taylor controls the corporate general partner and/or serves as individual general partner for each Partnership. He also serves as the chairman, chief executive officer and the largest shareholder of AmREIT. Also, if the Merger is consummated, Mr. Taylor will be
          relieved  of  further   duties  and obligations as General  Partner of
          the  Participating Partnership.

     o Mr. Taylor also has substantial conflicts of interest as a result of the following financial benefits he will receive if the Merger is consummated.

     o Under the terms of AmREIT's acquisition of its previous external Adviser from Mr. Taylor, AmREIT agreed to pay to him a total of 900,000 shares of its common stock, of which the issuance of 686,760 shares (the "Share Balance") is deferred and contingent and, in general, issuable at the rate of 98 Shares for each 1,000 Shares of common stock AmREIT otherwise sells over the 24 consecutive calendar quarter period commencing July 1, 1998. As a result of the Merger, Mr. Taylor will be entitled to receive up to 350,294 shares of the Share Balance.

     o Mr. Taylor will receive up to 4,282 Shares pursuant to the general partners' unsubordinated 1% interest in the capital of Fund VII, Fund VIII and Fund GdYr, should these Partnerships participate in the Merger.

     o Mr. Taylor has agreed to purchase up to 7,404 Shares at the Exchange Price with the Disposition Fees he will receive from Fund III, Fund IV, Fund V and/or Fund VI, should they participate in the Merger. Also, as a result of this purchase, Mr. Taylor will be entitled to receive up to 726 Shares of the Share Balance.

     o The values of the Partnerships' properties were not determined by means of independent appraisal, that is, an appraisal by an independent real estate appraiser.

     o The Negotiated Prices of the Partnership Properties were not determined by independent appraisals and the Net Asset Values of the Partnerships may not reflect the value of the Partnership's Properties which would result from negotiations between unrelated seller and buyer.

     o The Partnerships were not represented, either individually or as a group, by any person who was unaffiliated with the General Partner or AmREIT. Had independent representation been arranged for each Partnership, the value of the Partnerships for the purposes of the Merger may have been more favorable to the Limited Partners.

     o The General Partner will receive significant benefits if and to the extent the Merger is consummated. He will receive Shares in the Merger in connection with his general partner interests in certain Partnerships and as a result of disposition fees paid by others. As a result of the Merger, he will also receive additional Shares under the terms of the Adviser Acquisition.

     o The Negotiated Prices of the Partnerships' Properties and the Exchange Price are fixed and will not be adjusted to reflect the occurrence of events prior to the Effective Date which might adversely or positively affect the value of properties or the Shares, respectively. If the value of its properties increases or the value of the shares

Risks Associated with the Merger
(cont'd.)

          decreases, a Participating Partnership will not receive the benefit of receiving a greater number of Shares from AmREIT. Conversely, should the value of the Properties decrease or the value of the Shares increase, AmREIT will not receive the benefit of issuing fewer Shares to the Limited Partners.

     o The Exchange Price has been established for the purposes of the Merger only. Neither management of AmREIT nor the General Partner can assure or predict whether the Shares will trade at a price lower than the Exchange Price or lower than the value of AmREIT's assets after the Merger if and when a public trading market for the Shares is established. The Shares may, if and when listed on an exchange or otherwise traded, trade at prices substantially below the Exchange Price. Consequently, a Limited Partner in a Participating Partnership desiring to liquidate his investment after the Merger may receive a price per Share that is lower than the Exchange Price.

     o The Shares are not traded in a regular market and there is no assurance that the fair value of the Shares is not less than (or greater than) the Exchange Price.

     o Taxable income or loss will be recognized by each taxable Limited Partner participating in the Merger in an amount equal to the Limited Partner's allocable share of the income or loss recognized by his respective Partnership from the transfer of the Partnerships' assets to AmREIT through the Merger and Limited Partners will receive no cash from the Merger (other than cash received in lieu of fractional Shares) to pay taxes arising from any taxable income (see "The Merger -- Material Federal Income Tax Aspects").

     o AmREIT has historically made smaller annual distributions as a percentage of investment than many of the Partnerships. Participating Limited Partners who become shareholders of AmREIT may not receive the same level of distributions as previously received from the applicable Partnership.

     o The Merger will result in a change in the nature of each Limited Partner's investment in a Participating Partnership from holding an interest in a specific portfolio of properties in a finite life entity to holding an interest in an ongoing REIT, whose real estate portfolio may be changed from time to time by AmREIT's Board without the approval of the shareholders and which does not plan to liquidate such assets within a fixed period.

     o Expenses of the Merger will be borne by AmREIT except for the costs of the Houlihan Fairness Opinions, the Partnerships' accounting costs (and any Partnership valuation or appraisal costs) and direct Partnership expenses.

Risks Associated with the Merger
(cont'd.)

     o Limited Partners who became shareholders will have fundamentally changed the nature of their initial investment from an entity that is a traditional pass-through entity for federal income tax purposes to an investment in a REIT, which in general is not a pass-through entity for federal income tax purposes with the exception of certain undistributed long-term capital gains. See "MATERIAL FEDERAL INCOME TAX ASPECTS."

     o The size and diversity of AmREIT's portfolio after the Merger is dependent upon which Partnerships approve the Merger. Therefore, at the time a Limited Partner votes, he will not know the ultimate nature of the portfolio or the business and operations of AmREIT following the Merger.

     o The General Partner is prohibited by the Merger Agreement from initiating, soliciting or encouraging competing proposals with the Merger. This may result in discouraging third parties from making such a competing proposal.

Risks Associated
with an Investment
in AmREIT

     An Investment in the Shares or Notes involves certain risks, including the following.

     o Upon consummation of the Merger, AmREIT intends to increase its leverage so that its total unsecured and secured borrowings equal approximately 50% of the value of its combined real estate portfolio.

     o AmREIT intends to acquire one or more as yet unidentified properties with additional borrowed funds. Participating Partners will not have the opportunity to review and analyze such property(ies) prior to the Merger.

     o AmREIT has only recently become self-managed as a result of the Adviser Acquisition. There is no assurance that the expected benefits of self-management will be fully realized.

     o AmREIT will have potential liability for unknown, undisclosed or contingent liabilities of the Participating Partnerships, including claims against AmREIT for indemnification, environmental liabilities, and title defects, which could adversely affect the cash liquidity of AmREIT and its future ability to make distributions to shareholders.

     o Shareholders of AmREIT will experience dilution of their equity interests if there is an issuance of additional equity securities at what may be less than fair market value.

     o Any declaration of distributions to shareholders is subordinate to the payment of AmREIT's debts and obligations, which could adversely affect the ability of AmREIT to make distributions to shareholders in the future.

Risks Associated with
an Investment in AmREIT
(cont'd.)

     o The majority vote of the Limited Partners of a Partnership will cause the Partnership to participate in the Merger. Limited Partners who voted against the Merger will have their Units converted into Notes unless they alternatively elect to receive Shares.

     o Approval of the Merger will require the Limited Partners to forego certain alternatives to the Merger, such as liquidating the Partnerships or continuing to operate the Partnerships as limited partnerships.

     o AmREIT has different business objectives than the Partnerships, including the intent to acquire new properties and, from time to time, to dispose of existing properties and reinvest the proceeds therefrom, to the extent a distribution is not required to maintain REIT status.

     o Approval of the Merger by the Limited Partners will result in the loss of their respective rights under the applicable Partnership Agreement and the partnership law of the applicable jurisdiction of organization of each Partnership.

     o If the Merger Agreement is terminated prior to consummation, under certain circumstances, each Partnership and AmREIT may have to pay their Proportionate Share of a termination fee or of the expenses of the Merger.

     o AmREIT's organizational documents do not restrict AmREIT's ability to incur additional indebtedness. As a result, AmREIT could increase its debt service requirements to a level that may adversely affect its ability to make future distributions and may increase the risk of default.

     o Subject to AmREIT's stated investment policies, the investment and operating policies of AmREIT are determined by the Board and may be changed or revised at any time without a vote of the shareholders of AmREIT.

     o Claims may be brought against AmREIT for the remediation of environmental conditions, which could result in substantial expenditures for remediation and in a loss of revenues during remediation efforts.

     o There are risks associated with the acquisition and development of commercial and industrial properties, including lease-up and financing risks and the risk that such properties may not perform as expected. If such risks materialize, the ability of AmREIT to make future distributions could be adversely impacted.

Risks Associated
with an Investment
in AmREIT
(cont'd.)

     o There are risks associated with increased portfolio size and geographic diversification as a result of the Merger, including the adequacy of the number of personnel and the available resources to manage the new portfolio.

     o AmREIT may experience occurrences of uninsured liability or casualty, reducing AmREIT's capital and adversely affecting anticipated profits.

     o The risks that AmREIT may not be able to timely pay interest and/or principal due under the Notes.

     o AmREIT may incur the expense of compliance with the Americans With Disabilities Act, fire and safety, and other regulatory requirements applicable to the operation of AmREIT's properties.

     o AmREIT will be taxed as a corporation if it fails to qualify as a REIT and AmREIT will be liable for increased federal, state and local income taxes in such event.

     o Certain provisions in AmREIT's governing documents, including the right to redeem Shares from a shareholder if he owns, directly or indirectly, more than 9.8% of AmREIT's outstanding Shares or to restrict voting and distribution rights with respect to Shares owned in excess of such limit, and the Board's right to issue other classes of equity securities could delay or prevent changes in control of AmREIT, even if such changes in control were in the shareholders' best interest.

Risks Associated
with General Real
Estate Investment

     An investment in real estate is subject to various risks related to the investment in real estate, including the following.

     o There are risks normally incidental to the ownership and operation of commercial properties, including, among others, changes in general national economic or local market conditions, competition for tenants, changes in market rental rates, inability to collect rents from tenants due to bankruptcy or insolvency of tenants or otherwise, and the need to periodically make capital improvements.

     o There are risks associated with leveraged real estate investments, such as this inability to meet required principal and interest payments, the risk that existing indebtedness will not be refinanced or that the terms of such refinancing will not be favorable, and the risk that necessary capital expenditures will not be able to be financed on favorable terms or at all.

     o The illiquidity of real estate investments will limit AmREIT's ability to vary its portfolio in response to changes in economic or other conditions.

     o Competition from competing properties could inhibit AmREIT's ability to release its properties and/or reduce rentals.

     o AmREIT's assets are subject to general operating risks common to all real estate developments, including increases in operating costs not offset by rental increases. In addition, AmREIT's assets are primarily commercial properties, making AmREIT's profitability dependent upon general trends affecting that type of real estate investment.

                      Reasons For The Merger And Recommendations

The
Partnerships

     The General Partner believes that the terms of the Merger Agreement, including the consideration to be received by the Limited Partners in the Merger, are fair to and in the best interests of the respective
     Limited Partners who are unaffiliated with the General Partner. Accordingly, the General Partner approved and/or caused the corporate general partner of each Partnership to approve the Merger Agreement and recommends that the respective Limited Partners vote for approval of the Merger Agreement and amendment of their Partnership Agreement.
     The following are the principal reasons why and how the General Partner made such determination (to which relative weights were not assigned):

     o The fairness opinions issued by Houlihan Lokey Howard & Zukin Financial Advisors Inc. ("Houlihan")dated June 1, 1998(the
          "Houlihan Fairness Opinions") concluding that the consideration to be received by the Limited Partners in connection with the Merger is fair to the Limited Partners from a financial point of view;

     o The determination that a business strategy of seeking a strategic combination with a publicly held REIT to take advantage of the growth in the REIT industry and real estate markets is preferable to the alternatives of complete liquidation of the Partnerships, continuation of the Partnerships or reorganization of the Partnerships into one REIT or up to 10 separate REITS;

     o The economic terms of the Merger, including the General Partner's belief that the Exchange Price is fair.

     o The determination that the Net Asset Values represent fair estimates of the value of the Partnerships' assets and provide a reasonable basis for allocating Merger consideration among Participating Partnerships;

     o The potential benefits of liquidity from owning Shares in a publicly held REIT;

     o AmREIT's offer to pay Limited Partners a cash payment equal to the ALV of their Units in the event the Merger is consummated.

     o Organization as a single self-managed entity to pursue real estate investment opportunities;

     o The Partnerships are not authorized to raise additional capital and are therefore unable to take advantage of attractive investment opportunities in contrast to AmREIT, which has access to equity and debt capital to pursue real estate investment opportunities;

The
Partnerships
(cont'd.)

     o Participation in larger and more diverse investment portfolio resulting from the Merger;

     o Simplified tax administration for Limited Partners through the elimination of Schedule K-1 reporting;

     o The terms and conditions of each Merger Agreement, including the ability of the General Partner to, under certain circumstances, respond to and engage in discussions and negotiations with persons making unsolicited proposals or inquiries and approve or recommend such a transaction;

     In recommending the Merger, the General Partner also considered the following potential negative aspects of the Merger:

     o Because the Exchange Price is fixed, the occurrence of events unfavorable to AmREIT prior to consummation of the Merger could reduce the value of the consideration to be received by the Limited Partners in the Merger;

     o AmREIT's plan to increase its borrowings in order to fund additional real estate investments upon completion of the Merger and the risks of such increased leverage;

     o The taxable nature of the Merger and the fact that the Limited Partners will not receive cash from the Merger (other than cash in lieu of fractional Shares) to pay any taxes due on any taxable gain.

     o The Partnerships' share of the expenses of the Merger, estimated to total $150,000 which are allocated among the Partnerships based on their respective net Asset Values and that the General Partner will pay or reimburse the share of such expenses of Partnerships not electing to participate in the Merger.

     o The uncertainties concerning AmREIT's unspecified future real estate investments which will be funded from planned post-Merger borrowings;

     o The various conditions to AmREIT's obligation to consummate the Merger;

     o The differences in investment objectives and policies of AmREIT and the Partnerships;

     o The risk that the anticipated benefits of the Merger may not be realized;

     o The risk that the benefits of AmREIT's recently completed Adviser Acquisition will not be fully realized;

The
Partnerships
(cont'd.)

     o The fact that under the terms of the Merger Agreements, the general partners are prohibited from initiating, soliciting or encouraging any inquires or the making of any proposal that constitutes, or that may reasonably be expected to lead to, a transaction which would compete with the Merger, except if the General Partner determines in good faith after consultation with outside legal counsel that it is required by its fiduciary obligations to do so; and

     o AmREIT's strategy of using borrowings to finance additional property acquisitions is different from the no financing structure of the Partnerships.

          In the view of the General Partner, the potentially negative factors considered were not sufficient, either individually or collectively, to outweigh the possible benefits considered by the General Partner in his deliberations relating to the Merger. If the Merger is not consummated for any reason, the Partnerships will continue to pursue their business objectives of maximizing the value of their properties and liquidating such properties prior to the expiration of their respective finite lives. In addition, the Partnerships may seek another strategic combination or pursue other attractive alternatives which may become available. See "THE MERGER - The General Partner's Reasons and Recommendations for the Merger."
AmREIT

          The Independent Directors have unanimously approved the Merger and believe that the terms of the Merger Agreement are fair to the shareholders of AmREIT who are not affiliated with Mr. Taylor or the management of AmREIT. The Independent Directors unanimously recommend the shareholders vote for approval of the Merger Agreement and the issuance of Shares thereunder. The determinations of the Independent Directors are directed only to the Shareholders and not to the Limited Partners. The following are the principal reasons why and how the Independent Directors made such determinations (to which relative weights were not assigned):

     o The Merger is expected to improve AmREIT's operating performance and profit margins as the Partnership's properties are located in AmREIT's existing markets;

     o A greater number of outstanding Shares will facilitate AmREIT's ability to list its Shares on a national exchange and increase opportunity to achieve liquidity for shareholders;

     o AmREIT's becoming a self-managed REIT through the acquisition of its former Adviser provides it the ability to more efficiently grow its property portfolio and to achieve significant economies of scale in its operations.

  AmREIT
  (cont'd.)

     o The Merger should help increase (be accretive to) AmREIT's cash flow and funds from operations ("FFO") per share. An increase in cash flow and FFO per Share as a result of the Merger or any other reason may result in a greater likelihood that distributions will be made to shareholders. FFO is a widely accepted measure of an equity REIT's operating performance, but is not an alternative to net income or other measurements under Generally Accepted Accounting Principles ("GAAP") and is not comparable to similar totaled items reported by other REITs. Management considers FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT"), an appropriate measure of an equity REIT's performance because it is predicated on cash flow analysis.

     o The written fairness opinion dated September 28, 1998 of Bishop-Crown Investment Research, Inc. ("Bishop-Crown"); and

     o The belief that AmREIT will have greater opportunities to grow and achieve significant economies of scale in its opinions.

     In recommending the Merger, the Independent Directors also considered the following potentially negative aspects of the
     Merger:

     o A fixed Exchange Price which upon the occurrence of events favorable to AmREIT prior to consummation of the Merger could result in an increase in the value of the shares to be paid in the Merger;

     o Possible expansion into new regions and new markets with which AmREIT has little prior experience;

     o The significant cost involved in connection with consummating the Merger;

     o The amount to be paid for Units purchased pursuant to the ALV Payment Election is not known and may be greater than the value of such Units agreed to for the purposes of the Merger.

     o The substantial time and effort of AmREIT's management required to effectuate the Merger, integrate the business of the Partnerships into AmREIT, and manage the increased and more diversified property portfolio; and

     o The risk that the anticipated benefits of the Merger might not be fully realized.

     The Independent Directors believe that the benefits and advantages of the Merger far outweigh the negative factors and risks. See "THE MERGER -- The Independent Directors' Reasons and Recommendations for the Merger" and "-The General Partner's Reasons and Recommendations for the Merger."


     The Merger Agreement provides that if only one of the Partnerships approves the Merger, AmREIT has the right but not the obligation to consummate the Merger with the Partnerships approving the Merger. If more than one Partnership approves the Merger, AmREIT must consummate the Merger with such Partnership if all of the other conditions to the Merger have been satisfied.

     If the Merger is not consummated for any reason, AmREIT will continue to execute its strategic objective of acquiring by development and/or purchase, single and multiple tenant retail properties. AmREIT will also continue to consider possible acquisitions of compatible properties in commercial and frontage retail developments. See "THE MERGER - The Independent Directors' Reasons and recommendations for the Merger."

                              Voting Procedures



AmREIT Special
Shareholders Meeting

     The special meeting of AmREIT's shareholders (the "AmREIT Special Shareholders Meeting" or the "AmREIT Meeting") will be held on Friday, December 11, 1998 at 10:00 a.m., Houston time at Eight Greenway Plaza, Suite 824, Houston, Texas 77046. The purpose of the AmREIT Meeting is to consider and vote upon the proposal to approve the Merger Agreement and the Amendment to AmREIT's Bylaws authorizing the Merger. Shareholders may vote at the Special Shareholders Meeting by attending the meeting and voting in person, by completing the enclosed proxy card (the "AmREIT Proxy") and returning it in the enclosed envelope, or by faxing it to the Transfer Agent as directed below. AmREIT Proxies will be received, tabulated and certified as to time of receipt and vote by The Bank of New York, AmREIT's Transfer Agent (the"Transfer Agent"). AmREIT Proxies must be returned to the Transfer Agent at 101 Barclay Street, New York, NY 10286; Attention AmREIT Proxies, or faxed to _________________. Faxed AmREIT Proxies will be accepted until 5:00 p.m., New York time, on December 10, 1998. See "CONSENT AND PROXY PROCEDURES - The AmREIT Special Shareholders Meeting."


The Partnership
Consents

     The Limited Partners must vote on the Merger by completing and timely submitting the Partnership Consent included with this Prospectus. Partnership Consents will be received, tabulated and certified as to time of receipt and voting by Service Data Corporation, who will act as tabulation agent for the Partnerships (the "Partnership
     Tabulation Agent"). Limited partners voting "no" to the Merger will receive Notes in the event their Partnership participates in the Merger unless they affirmatively elect to receive Shares. Partners voting for the Merger or abstaining from voting will receive Shares in the event their Partnership participates in the Merger, unless they affirmatively elect to receive Notes, subject to the Note Restriction. In order to be counted, a Partnership Consent must be received by the Partnership Tabulation Agent prior to the period (the "Partnership Solicitation Period") commencing upon the mailing of the Solicitation Materials and, unless sooner terminated, ending on the date no later than (a) January 31, 1999 or (b) such later date as may be selected by the General Partner (the "Partnership

The Partnership
Consents (cont'd.)

     Solicitation Period Expiration Date"). Consents submitted for Fund III, Fund IV, Fund V and Fund VI will be accepted and tabulated upon receipt. Consents submitted for all other Partnerships will not be accepted or tabulated until the 16th day following the date of this Prospectus. Consents received prior to that time will, subject to prior withdrawal, be tabulated on and after such date. To vote on the Merger a Partner must complete and mail his or her Partnership Consent to Service Data Corporation at 2424 South 130th Circle, Omaha, Nebraska 68144-2596,
     Attention: AAA Partnership Consents, or by faxing the enclosed Partnership Consent to (___) ________. See "VOTING PROCEDURES - The Partnership Consents."

                 Record  Date;  Votes  Required; Investor  Lists

For AmREIT

     Only holders of Shares of record at the close of business on October 30, 1998 or November ____, 1998 in the case of Fund IX and Fund X, (the "Record Date") will be entitled to notice of and to vote at the AmREIT Meeting. The Merger Agreement and the Bylaw Amendment will be approved if the proposal receives the affirmative vote, in person and by Proxy, of a majority of the outstanding Shares entitled to vote at the AmREIT Meeting. The holders of a majority of the Shares entitled to vote, present in person or by Proxy, will constitute a quorum for purposes of the AmREIT Special Shareholders Meeting. As of the Record Date, there were 2,374,306 Shares outstanding and entitled to vote. The members of the Board and executive officers of AmREIT and their Affiliates beneficially owned, as of the Record Date, 264,997 Shares, which is approximately 11.12% of the
     outstanding  Shares.   Management has agreed to vote  their Shares in favor
     of the proposal. Abstentions and broker non-votes (where a nominee holding Shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and does not possess or choose to exercise the discretionary authority with respect thereto) have the same effect as a vote against the proposal. See "VOTING PROCEDURES - The AmREIT Special Shareholders Meeting."

For The
Partnerships

     Only Limited Partners of record at the close of business on the Record
     Date will be entitled to notice of and to Vote on the Merger and the amendment to the Partnership Agreement. The affirmative vote of (i) the holders of a majority of the outstanding Units and (ii) the General
     Partner are required to approve the Merger and the Partnership Agreement. The General Partner intends to vote in favor of the Merger and the Partnership Amendment. Abstentions and broker non-votes (where a nominee holding Units for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and does not possess or choose to exercise the discretionary authority with respect thereto) will, for the purposes of the Merger Vote, have the same effect as a vote against the Merger and the Partnership Amendment. Under federal, Nebraska and Texas state law, and under the Partnership Agreements the Limited Partners may obtain a list of Partners, subject to certain conditions. See "VOTING PROCEDURES - The Partnership Consents."

                         Description of The Merger

     The Shares are being offered to each Partnership in an amount equal to its Net Asset Value divided by the Exchange Price of $9.34 per Share. Calculated as if the Effective Date were June 30, 1998, AmREIT would issue up to 3,011,622 Shares for the Partnerships of which up to 3,007,339 Shares would be issued to the Limited Partners. Assuming all the Partnerships participate in the Merger, based on 5,753,645 outstanding Shares upon consummation of the Merger, approximately 52.27% of which would be held by the Limited Partners. Based on the Exchange Price, if the Merger is approved and consummated, the total market value of AmREIT, based on the Exchange Price, will be approximately $53,636,183 and the maximum consideration of 3,007,339
Shares to be received collectively by the Limited Partners would have a value of approximately $28,088,549 based on the Exchange Price. Upon consummation of the Merger, the General Partner will own up to approximately 10.85% of AmREIT's outstanding Shares. For a description of the Merger Agreement, see "THE MERGER."

Purpose

     The purpose of the Merger for AmREIT is to strategically combine AmREIT and the Partnerships, which have compatible properties in complimentary markets, in order to become a part of a larger and more diversified real estate investment trust (generally, a "REIT").
     The General Partner and the Independent Directors believe this combination will allow the Partnerships to take advantage of potential leverage and the growth in the REIT industry and real estate markets in general and the potential of growth of AmREIT and liquidity for the Shares.

Net Asset
Values

     A Partnership's Net Asset Value equals the Negotiated Price of its properties plus its Net Cash on the Effective Date. The Net Asset Value of each Partnership is subject to adjustment for its actual Net Cash as of the Effective Date, provided however, that the Partnerships' NAV may not be decreased below its Minimum Price, as defined.

Negotiated Price
of Properties

     The Negotiated Prices of each Partnership's properties were negotiated and agreed to by the General Partner on behalf of the Partnerships and the Independent Directors on behalf of AmREIT. The Negotiated Prices were not determined by an independent appraisal of the properties. See "CONFLICTS OF INTEREST."

Net Cash

     A partnership's Net Cash equals the excess, if any, of its cash and accounts receivable over its debt.

Exchange Price

     The Exchange Price of $9.34 per Share was determined and agreed to by the General Partner on behalf of the Partnerships and the Independent Directors on behalf of AmREIT based on the last public offering price of AmREIT's common stock of $10.25 net of certain offering costs incurred in that offering.

Consideration
Offered to
Partnerships

     The following table sets forth the number of Shares which would be issued to each Partnership in the Merger, calculated as if the Effective Date were June 30, 1998. The table also sets forth the Net Asset Value, Limited Partners' Adjusted Capital and number of Shares offered to the Limited Partners per $1,000 of their Adjusted Capital at June 30, 1998. A Limited Partner's Adjusted Capital as of the date stated, equals his or her original investment, less distributions constituting a return of capital under the respective Partnership

Consideration Offered
to Partnerships (cont'd.)

     Agreement. The General Partner believes that a Limited Partner's Adjusted Capital is an accurate and convenient measure of his or her remaining investment in the Partnership. See "THE PARTNERSHIPS Partnership Distributions."


                   Partnership Net Asset Values and Allocation of Shares

                          Partnership                              Shares         Shares Per
                        Net Asset Value      L.P.s' Adjusted     Offered to       $1,000 of
                      Allocated to L.P.s        Capital at        L.P.s in     Adjusted Capital
     Partnership         at 6/30/1998          6/30/1998(1)        Merger        at 6/30/1998
     -----------         ------------          ------------        ------        ------------

     FUND III              $1,168,585           $934,814          125,116            133.84
     FUND IV                  523,358            615,000           56,034             91.11
     FUND V                   441,221            460,389           47,240            102.61
     FUND VI                  287,740            294,733           30,807            104.53
     FUND VII               1,030,056          1,125,100          110,284             98.02
     FUND VIII              1,830,391          1,853,980          195,973            105.70
     FUND GDYR              1,099,387          1,229,090(2)       117,707             95.77
     FUND IX                4,928,062          5,390,500          527,630             97.88
     FUND X                10,355,000         11,453,610        1,108,672             96.80
     FUND XI                6,424,748          7,061,209          687,875             97.42
                           __________         __________        _________
     Total                $28,088,548        $30,418,425        3,007,338


     (1) Adjusted Capital is calculated in accordance with the respective Partnership Agreement and means the Limited Partner's aggregate original capital less distributions constituting a return of Capital or funded from net proceeds from sale or refinancing of Partnership properties.

     (2) Reflects distributions of uninvested original capital of $105,910.


     The following table sets forth the estimated number of shares to be received by Participating Limited Partners for $1,000 of Adjusted Capital calculated as if the Effective Date were June 30, 1998 based on the Exchange Price of $9.34 and a price of $10.25 per Share which was the public offering price of the Shares in AmREIT's most recent public offering which terminated on May 31, 1998. The General Partner believes Adjusted Capital represents an appropriate measure of a Limited Partner's remaining investment in his or her Partnership.




                                Share Value Received In the Merger
                                  Per $1,000 of Adjusted Capital
                                        at June 30, 1998(1)

                                    Value at      Percent of      Value at     Percent of
                       No. of         $9.34        Adjusted         Share       Adjusted
                       Shares       Exchange      Capital at      Price of     Capital at
     Partnership      Offered         Price        6/30/1998       $10.25      6/30/1998
     -----------      -------         -----        ---------       ------      ---------

     FUND III          133.84        $1,250         125.01%        $1,372       137.19%
     FUND IV            91.11           851          85.10%           934        93.39%
     FUND V            102.61           958          95.84%         1,052       105.17%
     FUND VI           104.53           976          97.63%         1,071       107.14%
     FUND VII           98.02           916          91.55%         1,005       100.47%
     FUND VIII         105.70           987          98.73%         1,083       108.35%
     FUND GDYR          95.77           894          89.45%           982        98.16%
     FUND IX            97.88           914          91.42%         1,003       100.33%
     FUND X             96.80           904          90.41%           992        99.22%
     FUND XI            97.42           910          90.99%           999        99.85%


Amendments to
Partnership
Agreements

     The general partners of the Partnerships are proposing an amendment to each Partnership's agreement of Limited Partnership (the "Partnership Amendments") which amend such respective agreements (the "Partnership Agreements") to authorize: (i) the Merger of each Partnership with and into AmREIT, whether or not AmREIT would be regarded as an Affiliate of the General Partner; and (ii) such other actions as may be necessary under or contemplated by the Merger Agreement or this Prospectus, irrespective of any provision in the Partnership Agreement which might otherwise prohibit such actions. Limited Partners voting in favor of the Merger will be deemed to have voted in favor of each of these proposed amendments. See "THE MERGER -- Proposed Amendments to Partnership Agreements."

                              Dissenters' Rights

AmREIT

     Shareholders of AmREIT will not have dissenters' appraisal rights by reason of the Merger. Any Shareholder may abstain from or vote against the Merger. See "THE MERGER - Dissenting Partners and Shareholders."

The Partners

     Limited Partners will not have dissenters' appraisal rights by reason of the Merger. Limited Partners who vote against the Merger will receive a Note for their Units unless they elect to receive Shares in lieu of either Units or Shares, Limited Partners may elect to receive cash payment for their Units if the Merger is consummated under the ALV Payment Election. See "THE MERGER - Dissenting Partners, Shareholders", "The Notes" and the "ALV Payment Election" below.

                         Conflicts of Interest

     A number of conflicts of interest are inherent in the relationships among the Partnerships, the General Partner, and AmREIT. See "CONFLICTS OF INTEREST." The relationships among the General Partner and AmREIT will result in specific benefits to Mr. Taylor from the Merger and thus involve an inherent conflict of interest in their structuring the terms and conditions of the Merger. See "CONFLICTS OF INTEREST." The following are the significant benefits to Mr. Taylor from the Merger.

     o The General Partner, Mr. Taylor, serves as the individual general partner and/or controls the corporate general partner of each Partnership and is also Chairman of the Board and Chief Executive Officer of AmREIT and largest shareholder of AmREIT.

     o Mr. Taylor will be entitled to receive up to approximately 4,282 Shares in the Merger with respect to the general partner interests in certain partnerships and 7,404 Shares as a result of his purchase of Shares with disposition fees paid to him by certain Partnerships if they participate in the Merger.

     o Mr. Taylor will receive up to approximately 350,294 Shares upon the consummation of the Merger under the terms of the recently completed Adviser Acquisition.

     o After the Merger, he will own up to approximately 10.85% of AmREIT's outstanding Shares in the event all of the Partnerships participate.

     o Since each Partnership effectively has the same general partners, the General Partner is not in a position to independently view the Merger proposal solely from the perspective of a single Partnership, and may have advocated certain positions in connection with the negotiation of the Merger Agreement, the effect of which could have benefitted one of the Partnerships at the expense of other Partnerships.

Organizational
Diagram

          Set forth below is a diagram showing the relationships between the parties to the Merger.


[INSERT ORGANIZATIONAL CHART HERE]

(1) The General Partner, as a result of the Adviser Acquisition, is entitled to receive up to an additional 686,740 Shares provided that, among other things, upon certain minimum levels of the future issuances by AmREIT of common stock or its equity equivalent. If all 10 Partnerships participate in the Merger, Mr. Taylor would own (including Shares he currently owns) at least 624,034 Shares which could represent up to 10.85% of AmREIT's then outstanding Shares. See "AmREIT - The Adviser Acquisition" and " - Certain Relationships and Related Transactions."

(2) Represents the percentage ownership of Units in the Partnership by the General Partner and his Affiliates.

                                   The Shares

     The Shares are part of up to 100,000,000 common shares of $0.01 par value, AmREIT is authorized to issue (the "Common Shares"). As of the Record Date, AmREIT has outstanding a total of 2,384,117 Common Shares. The Shares will be freely transferable by the holders thereof except for those Shares held by holders who may be deemed to be Affiliates of AmREIT (generally including persons who are officers or directors of AmREIT or who hold more than 10% of AmREIT's outstanding shares) under applicable federal securities laws. The Shares will not be listed for trading on any securities exchange. If the requisite number of Limited Partners of any of the Partnerships approves the Merger, AmREIT has the right, but not the obligation, to consummate the Merger with the one Participating Partnership. Upon the effective date of the Merger, the Participating Partnerships will cease to exist. See "DESCRIPTION OF AMREIT'S CAPITAL STOCK."

                                   The Notes

     The Limited Partners of each Partnership may elect to receive and Dissenting Partners, unless they otherwise elect to receive Shares, will receive Notes for their Units. The following table sets forth the principal amount of Notes offered per Unit and per $1,000 original investment calculated as if the Effective Date were June 30, 1998 and subject to the Note Restriction.

                              Principal Amount of Note
                                   Offered per:
                         ------------------------------
                                          $1000 Original    Percent of Orig.
          Partnership       L.P. Unit       Investment      $1000 Investment
          -----------       ---------       ----------      ----------------
          Fund III            $37,098          $1,237               123.66%
          Fund IV              25,530             851                85.10%
          Fund V               27,576             919                91.92%
          Fund VI              28,774             959                95.91%
          Fund VII             27,743             925                92.48%
          Fund VIII            29,821             994                99.40%
          Fund GDYR            24,955             832                83.18%
          Fund IX                 914             914                91.42%
          Fund X                  904             904                90.41%
          Fund XI                 910             910                90.99%

     The following is a summary of the terms and conditions of the Notes.

AmREIT
(cont'd.)


Interest        6.0% per annum.
Rate:

Terms of       Payable, interest only, quarterly until December 31, 2004, when
Payment:       the unpaid balance of principal and interest on the Notes is due and payable.


Prepayment     AmREIT may prepay the Notes in full or in part at any time and
Rights:        upon 30 days prior written notice without premium or penalty.

Nature of      The Notes are general unsecured obligations of AmREIT.
Obligation:

AmREIT         The Notes are subject to certain covenants by AmREIT, including
Covenants:     the  covenant to apply at least 80% of any net cash proceeds received from its sale or other disposition of the properties acquired from the Participating Partnerships to the repayment of the Notes.

Loan           The Notes will be issued subject to the Loan Agreement pursuant
Agreement:     to which the holders of the Notes must appoint a Trustee to exercise certain rights.

       The impact of the issuance of the Notes on cash distributions under various assumptions on a pro forma basis is set forth in "Pro Forma Financial Information", included with the Prospectus. No secondary market for the Notes is expected to exist upon consummation of the Merger. See "THE MERGER - The Merger Consideration" and - "The Notes."

                             Fairness Opinions

AmREIT

     Bishop-Crown Fairness Opinion. The Independent Directors received the written opinion of Bishop-Crown Investment Research, Inc. to the effect that, as of the date of such opinion, based on Bishop-Crown's review and subject to certain limitations stated in the opinion, the consideration to be paid by AmREIT pursuant to the Merger was fair to AmREIT from a financial point of view. Bishop-Crown was retained to render the fairness opinion based upon its reputation as a financial advisory firm with experience in the valuation of businesses and their securities in connection with mergers and acquisitions and for other purposes, and has substantial experience with respect to REITs and other real estate companies and in transactions similar to the Merger, and because of Bishop-Crown's familiarity with AmREIT and its operations. AmREIT has agreed to pay Bishop-Crown a fee of $37,500, which is payable regardless of whether the Merger is consummated, and to indemnify Bishop-Crown against certain liabilities, including liabilities under federal securities laws. For additional information concerning Bishop-Crown and its opinion, see "FAIRNESS OPINIONS -- Bishop-Crown Fairness Opinion" and the form of Bishop-Crown's opinion attached hereto as Annex 4. The opinion of Bishop-Crown should be read in its entirety with respect to the assumptions made, matters considered and limits of the reviews undertaken by Bishop-Crown in rendering its opinion.

The
Partnerships

     The Houlihan Fairness Opinions. The General Partner has received a Houlihan Fairness Opinion for each Partnership to the effect that, as of the date of such opinion, the consideration to be received by the Limited Partners of the respective Partnership in connection with the Merger was fair to the Limited Partners of each Partnership from a financial point of view. The General Partner retained Houlihan because of Houlihan's experience in the valuation of businesses and their securities in connection with mergers and acquisitions, and valuations for corporate purposes especially with respect to REITs and other real estate companies. The Partnerships have collectively agreed to pay Houlihan $85,000 and to reimburse Houlihan for certain of its out-of-pocket expenses, regardless of whether the Merger is consummated and to indemnify Houlihan against certain liabilities, including liabilities under the federal securities laws. For additional information concerning Houlihan and its opinions, see the "FAIRNESS OPINIONS," " - The Houlihan Fairness Opinions" and the form of Fairness Opinions, dated June 1, 1998, attached hereto as Annex 5.

                     Material Federal Income Tax Aspects

       The Merger involves numerous federal income tax consequences to the Limited Partners and the shareholders of AmREIT. For a complete discussion describing these consequences, see "Material Federal Income Tax Aspects." The material federal income tax consequences of the Merger include the following:


o The taxable Limited Partners will realize taxable gain or loss in the Merger (which may be ordinary or capital in nature), but will not receive cash from the Merger (other than cash received in lieu of fractional Shares) to pay any taxes due on any taxable gain. Any gain or loss will be recognized in the year the Merger is consummated.

o The amount of gain or loss recognized by a Limited Partner will be based upon the deemed sale of assets owned by the respective Partnership and, as applicable, the extent to which the fair market value of the Shares distributed to the Limited Partner exceeds the Limited Partner's adjusted tax basis in his or her Units.

o As a REIT, AmREIT will be entitled to a tax deduction for distributions made to its shareholders. To continue to qualify as a REIT, however, AmREIT must satisfy income, asset and ownership tests imposed by the Code. Failure to so qualify will result in the loss of such deduction for distributions paid as well as additional tax on REIT income and reduced or no distributions to shareholders.

o REIT distributions received by taxable shareholders should be treated as portfolio income. Such distributions should not be treated as UBTI to certain tax-exempt shareholders (subject to certain exceptions which may be applicable to pension-trusts).

       Deloitte & Touche LLP ("Deloitte") will deliver as of the Closing Date of the Merger an opinion which is summarized as follows: (1) AmREIT met the requirements for qualification and taxation as a REIT under the Code for its taxable year ended December 31, 1997; (2) AmREIT's diversity of equity ownership, operations through the date of closing of the Merger and proposed method of operation for future periods should allow it to qualify as a REIT for its taxable year ending December 31, 1998; and (3) the consummation of the Merger will not result in AmREIT's failure to continue to satisfy the requirements for qualification as a REIT for federal income tax purposes. Rushall & McGeever, APC, special counsel to AmREIT, will deliver its opinion to AmREIT that the discussion contained under the caption "Material Federal Income Tax Consequences" accurately reflects existing law and fairly addresses the material federal income tax issues described therein. See "MATERIAL FEDERAL INCOME TAX ASPECTS."

                          Effective Time of the Merger

       As  soon  as  practicable   after   satisfaction  of  all  conditions  to
consummation of the Merger (see "THE MERGER -- Conditions to Consummation of the Merger"), the parties will file articles of merger with the Secretary of State of the states of Nebraska and Texas. The Merger of any Partnership will be delayed to the extent deemed necessary or appropriate in order to comply with such Partnerships' Partnership Agreement. For Nebraska and Texas state law purposes, the Merger will become effective upon the later of the filing of articles of merger described above, or at such later time which AmREIT and the general partners shall have agreed upon and designated in such filings in accordance with applicable law (the "Effective Time"). For all other purposes, the Merger will be effective as soon as practical after it has been approved by the shareholders of AmREIT and the Limited Partners of the respective Partnership. AmREIT and the Partnerships each has the right, acting unilaterally so long as it has not willfully and materially breached the Merger Agreement, to terminate the Merger Agreement should the Merger not be consummated by the close of business on March 31, 1999. See "THE MERGER -- Extension, Waiver and Amendment; Termination."

             Management, Operations and Headquarters after the Merger

       Following the Merger, the Directors of AmREIT prior to the Merger will continue to serve as Directors of AmREIT. The executive officers of AmREIT prior to the Merger will continue to serve as the executive officers of AmREIT after the Merger. Following the Merger, the headquarters of AmREIT will continue to be located in Houston, Texas at the current headquarters of AmREIT. See "THE MERGER
- Management, Operations and Headquarters After the Merger."

                    Conditions to Consummation of the Merger

       The respective obligations of AmREIT and the Partnerships to effect the Merger are subject to the satisfaction of certain conditions (none of which may be waived), including the following: (i) the Merger Agreement shall have been approved by the shareholders of AmREIT and the Limited Partners of the Participating Partnerships; (ii) the California Commissioner of Corporations shall have found the Merger to be fair, just and equitable after the fairness hearing; (iii) all other approvals to carry out the transactions contemplated by the Merger Agreement shall have been obtained; (iv) none of the parties shall be subject to an order or injunction prohibiting the Merger; and (v) all material actions by or in respect of or filings with any governmental entity required for consummation of the Merger shall have been obtained or made.

       Consummation of the Merger is also subject to the satisfaction or waiver of certain other conditions, including, among others: (i) the representations and warranties in the Merger Agreement of each of the parties shall be true and correct as of the Closing Date; (ii) each party shall have performed its obligations contained in the Merger Agreement; (iii) from and after the date of the Merger Agreement there shall not have occurred any change in the financial condition, business or operations of either party that would have or would be reasonably likely to have a material adverse effect on the business, results of operations or financial condition of such party; (iv) each party shall have received an opinion of counsel; and (v) each party shall have obtained all consents and waivers from third parties necessary to consummate the Merger.

       If any material conditions to the Merger are waived by the parties, the parties shall resolicit Consents from the waiving party's shareholders or Limited Partners, as applicable.

       If any one Partnership approves the Merger, AmREIT will, subject to the terms and conditions of the Merger Agreement, consummate the Merger with the one Participating Partnership. See "THE MERGER -- Conditions to Consummation of the Merger."

                           Anticipated Accounting Treatment

       The Merger will be accounted for by using the purchase method in accordance with Accounting Principles Board Opinion No. 16. See "THE MERGER -- Anticipated Accounting Treatment."

                       Conduct of Business Pending the Merger

       Each of AmREIT and the Partnerships has agreed in the Merger Agreement to operate its business in the ordinary course and to refrain from taking certain actions relating to the operation of its business pending consummation of the Merger without the prior approval of the other party, except as otherwise permitted by the Merger Agreement. See "THE MERGER -- Conduct of Business Pending the Merger."

                                Merger Expenses

       The Merger Expenses of the Merger, including legal and accounting fees, and printing and solicitation costs are estimated to total $450,000. AmREIT's share of the Merger Expenses is (estimated to total $300,000) (the "AmREIT Expenses"). The AmREIT Expenses will include all Merger costs except the costs of the Houlihan Fairness Opinions, the Partnerships' accounting costs (and any valuation or appraisal costs) which will be allocated the Partnerships based on their respective net Asset Values (the "Partnership Expenses"). In addition, each Partnership will bear its own direct Partnership costs including Partner communications. The General Partner must pay or reimburse each Partnership not electing to participate in the Merger its allocated share of the Partnership Expenses. See "THE MERGER - The Merger Expenses."

                               Termination Rights

       The Merger Agreement provides that it may be terminated prior to the Effective Time, for good reason, as defined. In the event a party so terminates the Merger Agreement, it may be required to pay the non-terminating party liquidated damages in a specified amount. In the case of AmREIT, such liquidated damages are equal to 120% of the Partnerships' Proportionate Share of the Merger Expenses. In the case of the Partnerships, the liquidated damages is the Partnerships' Proportionate Share of $500,000. See "THE MERGER -- Effect of Termination and Abandonment."

                    Comparison of the Partnerships and AmREIT

       The information below highlights a number of significant differences between the Partnerships and AmREIT relating, among other things, to form of organization, investment objectives, policies and restrictions, asset diversification, capitalization, management structure, compensation and investor rights. These differences are discussed in detail under "COMPARISON OF OWNERSHIP OF UNITS, SHARES AND NOTES." That section of the Prospectus also includes a summary comparison of the legal rights associated with the ownership of Units, Shares and Notes.


                          LIMITED PARTNERSHIP                               AMREIT
CHARACTERISTIC                 (UNITS)                                 (SHARES AND NOTES)
--------------                 -------                                 ------------------

General Business      o  Acquiring, owning, operating and           o Acquiring, developing, owning,
                         managing single tenant, commercial           operating and self-managing
                         real estate under long-term net lease.       commercial real estate including
                                                                      multi-tenant properties.

Liquidity and         o  No established market                      o Possible future market for shares; no
Transferability       o  Transfer of Units restricted                 likely market for Notes
                                                                    o Shares freely transferable; Notes
                                                                      freely transferable

Property Portfolio    o  Known  investments                         o Specified present investments;
                      o  Static investment                            unspecified future investments
                      o  Limited  diversification                   o Investment flexibility
                      o  No reinvestment, no ability to grow        o Greater diversification
                                                                    o Reinvestment, ability to grow

Borrowing             o  No ability to borrow                       o Debt of approximately 50% of real
                      o  Partnerships have no debt                    estate assets, may borrow funds as
                                                                      determined by management;
                                                                      Shareholders subject to the risks
                                                                      associated with debt, including
                                                                      increased debt service and
                                                                      potential for default

Form of Organization  o  Fund IX and Fund X are Nebraska            o Maryland corporation
                         limited partnerships
                      o  Others are Texas limited partnerships

Duration              o  7 to 10 years or more                      o Perpetual, subject to dissolution
                                                                      by majority vote of Shareholders

Federal Taxation      o  Partnership is not subject to federal      o As REIT, not subject to federal tax
                         tax; Partners subject to federal tax on      on earnings; Shareholders subject to
                         allocated share of Partnership income        federal income tax to extent of
                                                                      dividends paid

State Tax             o  Some states require withholding on         o No withholding
Withholding              distributions





                             LIMITED PARTNERSHIP                               AMREIT
CHARACTERISTIC                   (UNITS)                              (SHARES AND NOTES)
--------------                   -------                              ------------------

State Tax Filings by   o   Generally passive income             o   Generally not required in states
Investors                                                           in which properties are owned or
                                                                    solely because of ownership of
                                                                    Shares or Notes

Tax Characterization   o   Generally passive income             o   Portfolio income
of Income

Tax Reporting          o   Schedule K-1s                        o   Form 1099-DIV for Shares andForm
                                                                    1099-INT for Notes

Distributions          o   Quarterly distributions, subject     o   Regular quarterly dividends on Shares;
                           to Partnership capital needs and         quarterly interest payments on Notes
                           contingencies.

Management             o   Vested in General Partner; Limited   o   Vested in Board of Directors elected
                           Partners may remove General Partner      annually by Shareholders; no
                           but must purchase his Partnership        requirement to purchase a removed or
                           interest.                                non-reelected Director's shares

Related Party          o   Permitted, subject to restrictions   o   Permitted, subject to restrictions in
Transactions               in Partnership Agreements                Governing Documents and review by
                                                                    non-interested Directors; no
                                                                    restriction in Notes

Voting                 o   Limited voting rights; one vote      o   One vote per Share; Notes have no
                           per Unit;                                voting rights

Management             o   Property management fee based on     o   Salaries and/or other compensation
Compensation               gross rental receipts from               set by the Board of Directors
                           properties.
                       o   Administrative fee and/or
                           reimbursements.
                       o   Distributions based on gross
                           receipts from operations to General
                           Partner.
                       o   Reimbursement of expenses to
                           General Partner

Expenses               o   All direct Partnership expenses      o   All direct REIT expenses paid by
                           paid by Partnership                      AmREIT



                               AVAILABLE INFORMATION

       AmREIT has filed with the California Department of Corporations (the"Department") Applications for Qualification of Securities (together, the "Application") under the California Corporate Securities Law of 1968, as amended, with respect to the Shares and Notes to be issued in the Merger. This Prospectus does not contain all the information set forth in the Application. In particular, the Application contains certain exhibits which are not included herein, including financial statements with respect to each of the Partnerships. For further information regarding AmREIT and the Shares and Notes offered hereby, reference is made to the Application and the exhibits and schedules attached thereto. Copies of such materials may be examined at the Department of Corporations, 1350 Front Street, San Diego, California.

       AmREIT, Fund IX and Fund X are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, file reports, proxy or consent solicitation statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy or consent solicitation statements and other information filed by AmREIT, Fund IX and Fund X with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices at Suite 1400, 500 West Madison Street, Chicago, Illinois 60661 and Suite 1300, 7 World Trade Center, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the prescribed fees. The Commission maintains a Web site that contains reports, proxy or consent solicitation and information statements and other information regarding AmREIT, Fund IX and Fund X and other registrants that have filed electronically with the Commission. The address of such site is http://www.sec.gov. AmREIT's reports, proxy or consent solicitation statements and other information may and can also be inspected and copied at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

       This Prospectus has been filed jointly by AmREIT, Fund IX and Fund XI under Section 14(a) of the Exchange Act with the Commission.

       Certain supplements to this Prospectus have been prepared for each partnership to highlight the risks, effects and fairness of the Merger that are particular to the respective Partnership. The Limited Partners of each such Partnership will receive, with this Prospectus, the Supplement that corresponds to their Partnership. The Limited Partners of a particular Partnership may also receive copies of the supplements prepared for any or all of the Partnerships and copies of such supplements will be provided promptly, without charge, to each Limited Partner or his representative who has been so designated in writing upon written request to the particular Partnership at Eight Greenway Plaza, Suite 824, Houston, Texas 77046.

       All information contained in this Prospectus with respect to AmREIT has been supplied by AmREIT, and all information with respect to each Partnership has been supplied by such Partnership.

       No person has been authorized to give any information or to make any representation other than as contained herein in connection with the offer contained in this Prospectus, and if given or made, such information or representation must not be relied upon. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates, nor does it constitute an offer to or solicitation of any person in any jurisdiction to whom it would be unlawful to make such an offer or solicitation. The delivery of this Prospectus at any time does not imply that the information herein is correct as of any time subsequent to the date hereof.

                               RISK FACTORS

       In  considering  whether  to  approve  the  Merger  Agreement,   AmREIT's
shareholders and the Limited Partners should carefully consider, in addition to the information included elsewhere in this Prospectus, the following:

Risks Associated With the Merger

       Possible Disagreement as to Partnership Valuations. The terms and conditions of the Merger were determined and agreed to by the General Partner on behalf of each Partnership. The Partnerships were not represented by an unaffiliated, independent person either individually or as a group. Limited Partners are subject to the risk that the Net Asset Values of the Partnerships and/or the Exchange Price, which were negotiated by the common management of the Partnerships and AmREIT, do not properly reflect the value of each Partnership's assets or the Shares, respectively, and, accordingly, the Partnerships in the aggregate may not have received sufficient Shares consistent with the actual value of their assets. There is no assurance that the Negotiated Prices of the properties will not exceed the actual price at which AmREIT could purchase the property in a transaction between an unrelated seller and an unrelated buyer as of the Effective Date or at any other time. To the extent the consideration paid by AmREIT for the Partnership properties in the Merger exceeds such fair value, the return on investment received by AmREIT as a result of the Merger would be less than that it could receive from alternative investments.

       Conflicts of Interest of the General Partner. The General Partner had significant conflicts of interest in determining the terms of the Merger on behalf of the Partnerships. The General Partner is entitled to receive up to 11,686 shares in connection with part of the Merger, 350,294 shares in general partner interests and 7,404 shares purchased with the proceeds from certain disposition fees. The General Partner is an officer, director and the largest shareholder of AmREIT. In addition, as a result of the Merger, the General Partner will receive up to 350,294 shares of the Share Balance payable to him in connection with the Adviser Acquisition. Thus, upon completion of the Merger the General Partner could own up to approximately 10.85% of AmREIT's outstanding Shares. The General Partner believes the terms of the Merger are fair to the Limited Partners, and that the ownership and management relationships did not influence the General Partner in recommending that the Limited Partners approve the Merger. See "CONFLICTS OF INTEREST."

       Lack of Independent Representation for Each Partnership. The terms of the Merger have been negotiated and agreed to by the General Partner (who is also an Affiliate of AmREIT) on behalf of the Partnerships and by the Independent Directors on behalf of AmREIT. Thus, the Partnerships were not individually or as a group separately represented by parties independent of the General Partner or AmREIT in structuring and negotiating the terms of the Merger. See "CONFLICTS OF INTEREST." If the Partnerships had had such independent representation, the terms of the Merger may have been more favorable to the Limited Partners. In addition, if separate representation had been arranged for each Partnership, any issues unique to the value of a given Partnership might have received greater attention during the structuring of the Merger, thereby increasing or decreasing the number of Shares allocable to such Partnership.

       Value of Shares. The Shares are not publically traded and there is uncertainty as to the value of the Shares and the prices at which AmREIT's
Shares may trade in the event a regular secondary market for the Shares is established. There is no assurance that such Shares would not trade below the Exchange Price. In such event, the value realized from the sale of the shares would be less than the portion of the Partnerships' Net Asset Value represented by the Shares. See "THE MERGER."

       Disproportionate Effect of Inaccurate Valuation. The estimated Net Asset Values are one of a number of possible reasonable estimates of the fair value of AmREIT and the Partnerships. Therefore, it is possible that these estimated values would differ from the actual value which could be realized by the

Limited Partners from a sale of their Partnership's net assets to an unrelated party in a transaction negotiated at arm's length. In the event these estimated values of the Partnerships are less than such actual fair value, the undervaluation would favor AmREIT. Conversely, to the extent the estimated values are overvaluations of the Partnerships, the Merger would favor the Partnerships in general and among the Partnerships, those having the longer real property portfolios.

       Potential Changes in Distribution Levels for Limited Partners. Limited Partners becoming shareholders of AmREIT may not continue to receive cash distributions at the same levels that distributions were received from the Partnerships. AmREIT, in order to qualify as a REIT, is required to distribute with respect to each taxable year distributions (other than capital gain distributions) to its shareholders in an aggregate amount at least equal to (i) the sum of (A) 95% of its "REIT taxable income" (computed without regard to the dividends paid deduction and its net capital gain) and (B) 95% of the net income (after tax), if any, from foreclosure property, if any, minus (ii) the sum of certain items of non-cash income. Such distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before AmREIT timely files its federal income tax return for such year and if paid on or before the first regular distribution payment date after such declaration. To the extent that AmREIT does not distribute all of its net capital gain or distributes at least 95%, but less than 100%, of its "REIT taxable income," as adjusted, it will be subject to tax thereon at regular corporate tax rates. Furthermore, if AmREIT should fail to distribute during each calendar year at least the sum of (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain income for such year and (iii) any undistributed taxable income from prior periods, it would be subject to a 4% nondeductible excise tax on the excess of such required distribution over the amounts actually distributed. Although AmREIT intends to continue paying quarterly cash distributions at current levels in the future, there is no assurance it will be able to do so. Also, given the uncertainties related to the Merger and AmREIT's business, it is impossible to predict with certainty the impact of the Merger upon the distributions to Limited Partners who receive Shares in the Merger.

       Uncertainties at the Time of Voting as to Participation of Partnerships. Consummation of the Merger is subject to the satisfaction or waiver of certain conditions, including, among other things, obtaining the requisite approval of the Limited Partners. If the Limited Partners of more than one of the Partnerships approve the Merger, AmREIT has the obligation (assuming all other conditions to consummation of the Merger are satisfied or waived) to consummate the Merger with each Participating Partnership. If the Limited Partners of only one of the Partnerships approve the Merger, AmREIT has the right, but not the obligation, to consummate the Merger with the one Participating Partnership. The extent to which some of the potential advantages of the Merger will be realized depends in part upon the size of AmREIT's portfolio and the amount of its leverage.

       Because the identity of the Participating Partnerships cannot be known prior to the end of the Consent Solicitations,the resulting portfolio, business, operations and leverage, among other things, of AmREIT cannot be determined until such time. Limited Partners, therefore, cannot know at the time of voting precisely the extent to which the actual level of participation may affect AmREIT's business and operations. The greater the number of Participating Partnerships, the more assets AmREIT will acquire, resulting in a larger and more diversified portfolio, with a greater diversification of operating risks. Conversely, the fewer the number of Participating Partnerships, the fewer assets AmREIT will acquire, resulting in a smaller and less diversified portfolio with less diversification of operating risks. This uncertainty makes it difficult for the Limited Partners to make an informed decision regarding the ultimate nature of AmREIT's portfolio and the financial and operating risks to which its business will be subject.

       The following four of the many possible combinations (scenarios) are presented in order to illustrate the differing levels of assets and leverage which would result assuming the levels of Partnership participation stated. The amounts are based upon assumptions in the Pro Forma Financial Information as of June 30, 1998 included in this Prospectus.


                         100% Acceptance     100% Acceptance    50% Acceptance    50% Acceptance
                            (No Notes)       (Maximum Notes)      (No Notes)      (Maximum Notes)
                             ----------       ---------------      ----------      ---------------

Total Assets                $55,197,137          $55,197,137      $43,532,239      $43,532,239
Total Debt                    9,234,034           19,065,025        9,061,627       13,977,122
Shares Outstanding            5,742,873            4,575,946        4,069,355        3,485,062
Leverage Ratio                   16.73%               34.54%           20.82%           32.11%
(Debt to Assets)


       As illustrated above, the leverage ratios range from 16.73% in the event of 100% participation, no Notes issued to 34.54% in the event of 100% participation and the Maximum Notes issued. Total assets range from $43,532,239 in the event of 50% participation to $55,197,137 in the event of 100% participation. As total assets increase, operating risk should decrease due to the larger and more diversified portfolio.

       Risks Associated with Fundamental Change in Nature of Investment. Limited Partners who receive Shares in the Merger will have fundamentally changed the nature of their investment. These changes include the following:

              Infinite  Life  REIT.  Each of the  Partnerships  was  formed as a
finite-life   investment,   with  Limited   Partners  to  receive  regular  cash
distributions from the Partnership's net operating income and special distributions upon liquidation of the Partnership's real estate investments, AmREIT intends to operate for an indefinite period of time and has no specific plans for the sale of its investments. Further, AmREIT is not expected to make any special distributions of liquidation proceeds, unless it is required to make such a distribution to maintain its REIT status. Instead of having investments liquidated through the liquidation of AmREIT's assets, shareholders should expect to be able to liquidate their investment in AmREIT only through the sale in the public market of the Shares, and the amount realized through the sale of the Shares may not be equal to the amount that would have been realized by the shareholders through the sale of AmREIT's assets. Shareholders will thus be subject to the market risks of all public companies, particularly in that the value of their equity securities may fluctuate from time to time depending upon general market conditions and AmREIT's future performance.

              Fundamental Change in Nature of Investment from Pass-through to REIT. Limited Partners who become traditional shareholders will have fundamentally changed the nature of their initial investment from an entity that is a pass-through entity for federal income tax purposes to an investment in a REIT, which in general is not a pass-through entity for federal income tax purposes, with the exception of certain undistributed long-term gains. Such Limited Partners, as shareholders of AmREIT, will be unable to deduct any losses realized by AmREIT on their individual federal income tax returns.

              AmREIT's Business Objectives Differ from Partnership Business Objectives. AmREIT has different business objectives than the Partnerships in that AmREIT intends to grow not only through capital appreciation, but also through a continuous program of owning and operating real properties, which may include the selling of existing properties and the acquisition of additional properties. Also, AmREIT intends to acquire additional properties by raising additional capital, borrowing and reinvesting sales proceeds. Raising additional capital involves the risk of diluting the existing shareholders' percentage interest in AmREIT, while borrowing involves the risks associated with leverage. AmREIT plans to increase its leverage up to approximately 50% of the value of the real property acquired in the Merger and acquire new property(ies) using such borrowed funds.

              Changes in Investment Objectives and Policies. The investment and financing policies of AmREIT and its policies with respect to all other activities, including its growth, debt, capitalization, distribution and operating policies, will be determined, from time to time subject to the Stated Investment Policies, by AmREIT's Board of Directors. These policies may be amended or revised at any time and from time to time at the discretion of the Board without a vote of the shareholders. See "AmREIT AND ITS BUSINESS--AmREIT's Investment Objectives." A change in these operating policies could adversely affect AmREIT's financial condition or results of operations or the market price of its Shares.

              Loss of Rights by Limited Partners. The rights of the Limited Partners are presently governed by either Nebraska or Texas law and the Partnership Agreement of each respective Partnership. After consummation of the Merger, the rights of the holders of Units that are converted into Shares will be governed by Maryland law, AmREIT's Articles of Incorporation and Bylaws. Certain differences may reduce certain existing rights of Limited Partners. Examples of these differences include: (i) the Partnership Agreements of the Partnerships require the distribution of net cash from operations and the net proceeds from refinancing of properties, unlike the governing documents of AmREIT which do not require distributions under similar circumstances, with the payment of such distribution being subject to the discretion of Independent Directors and the distribution requirements of the Code relating to maintaining REIT status; (ii) unlike the Partnership Agreement of each Partnership, which requires that each Partnership must distribute net proceeds from the sale or refinancing of properties, AmREIT's governing documents do not contain a similar requirement and AmREIT currently does not intend to distribute the net proceeds resulting from the sale or refinancing of properties, but rather to use such proceeds to acquire additional properties or for working capital purposes; (iii) Limited Partners expect liquidation of their investment when the assets of the Partnership are liquidated, unlike shareholders who may liquidate their investment by trading Shares in the open market rather than through the liquidation of AmREIT's assets; and (iv) whereas the Partnerships are not authorized to issue equity securities other than the Units, AmREIT has substantial flexibility to issue additional equity securities and shareholders, unlike Limited Partners, face the risk of dilution by the issuance of such securities. See "COMPARISON OF OWNERSHIP OF UNITS, SHARES AND NOTES."

              Less Limitations on Management of AmREIT. Currently, the fees and other compensation which may be paid by a Partnership to the General Partner and his Affiliates is limited by its Partnership Agreement. As members of management of AmREIT, there is no limitation on the salaries or other compensation which AmREIT may pay these persons so long as such compensation is fair and reasonable and in the best interests of AmREIT as determined by its board of directors. Accordingly, the General Partner and his Affiliates may receive greater compensation over the term of their service to AmREIT than they would if the Merger were not consummated. See "COMPARISON OF OWNERSHIP OF UNITS, SHARES AND NOTES" and "AMREIT AND ITS BUSINESS -- Management."

       The Merger is a Taxable Event. All taxable Limited Partners who participate in the Merger will be involved in a taxable transaction resulting in either taxable income or loss for each Limited Partner. However, no gain or loss should be currently recognized by tax exempt Partners. The Merger will result in realization of gain or loss to the Partnership based on the difference between
(i) the sum of the fair market value of Shares deemed received by the Partnership and the Partnership liabilities assumed by AmREIT, and (ii) the Partnership's adjusted tax basis in its assets. Each Limited Partner (except, as discussed below, certain tax-exempt Limited Partners) generally will recognize his/her allocable share of such gain or loss based upon his/her respective interest in the Partnership. Additionally, each such Limited Partner will recognize taxable gain to the extent that the fair market value of the Shares received by such Limited Partner exceeds such Limited Partner's adjusted tax basis in his/her Units. Gain or loss recognized by the Limited Partners will be treated as passive income or loss. Although Limited Partners should be treated as having disposed of their entire interest in the Partnership's activity for purposes of "freeing up" suspended passive losses from such activity, such results are uncertain. See "MATERIAL FEDERAL INCOME TAX ASPECTS."

       Based on AmREIT's representation that the Partnerships do not hold their properties for resale in the ordinary course of business, the Merger should not result in recognition of UBTI by certain tax-exempt Limited Partners that do not hold their Units as a "dealer" or acquired such interests with debt-financed proceeds. Certain tax-exempt organizations, however, do not qualify for such treatment. See "MATERIAL FEDERAL INCOME TAX ASPECTS."

       No Cash Distributions to Limited Partners. The Merger will result in taxable income or loss to each Limited Partner. Because the Merger will result in an exchange of Units for Shares, no Limited Partner will receive cash (other than cash received in lieu of fractional Shares) in the Merger to pay any taxes due on any taxable income arising as a result of the Merger. Thus, a Limited Partner may be required to sell Shares or liquidate other investments in order to pay the taxes arising from such taxable income.

       Possible Undisclosed Liabilities Assumed by AmREIT. At closing, AmREIT will assume the liabilities of the Participating Partnerships. Any liabilities of the Partnerships are to be disclosed in the balance sheets prepared prior to closing and used by the Partnerships to determine the Partnerships' Net Cash as of the Effective Time. Such balance sheets may, however, not disclose all liabilities of the Partnerships and, in the case of known but contingent liabilities, not provide for adequate reserves to satisfy such obligations when fixed in amount. Undisclosed and/or contingent liabilities might include, among others, claims for cleanup or remediation of unknown environmental conditions, tenant or vendor claims for pre-Merger activities, unpaid liabilities
unintentionally   omitted   from  the  closing   balance   sheets,   claims  for
indemnification by the General Partners and other indemnified parties for pre-Merger events, and claims for undisclosed title defects.

       Expenses of the Merger. Expenses associated with a successful Merger are expected to total approximately $450,000 for all parties. Except for the costs of the Houlihan Fairness Opinions, the Partnerships' accounting costs and any valuation or appraisal costs for valuing the Partnerships' properties. The total of these costs to be borne by the Partnerships is estimated to be $150,000. These costs will be allocated among the Partnerships based on their relative Net Asset Values. In addition to each Partnership's allocable share of these Partnership expenses (a Partnership's "Proportionate Share") each Partnership will bear its own direct expenses for Partner communications and correspondence.

If a Partnership does not elect to participate in the Merger Agreement, the General Partner must pay or reimburse that Partnership's Proportionate Share.

       Majority Vote Binds Each Partnership. All Partnerships must approve the Merger by a vote of the holders of a majority of the Units of each Partnership. If the Merger is approved, Limited Partners who do not properly deliver their Partnership Consent and/or voted against the Merger, will have their Units converted into Shares.

       Participating  Limited  Partners  Will  Forego  the  Alternatives  to the
Merger.   There  are  alternatives  to  the  Merger,   such  as  continuing  the
Partnerships as they are, liquidating the Partnerships or merging them into a newly-formed entity. The benefits of these alternatives are avoiding certain of the expenses of the Merger and avoiding the risks associated with the Merger of the Partnerships. Retaining the finite-life feature of the Partnerships would allow investors to eventually receive liquidation proceeds from the sale of the Partnerships' properties, and a Limited Partner's share of these sale proceeds could be higher than the amount realized from a sale of an equivalent number of the Shares.

       Termination Payments if Merger Fails to Occur. No assurance can be given that the Merger will be consummated. The Merger Agreement provides for the payment by a Partnership or by AmREIT of liquidated damages in a specified amount in the event such party terminates the Merger Agreement under certain circumstances. The liquidated damages amount in the event a Partnership terminates the Merger Agreement under such circumstances is its Proportionate Share of $500,000. The obligation to make such payment may adversely affect the ability of any of the Partnerships or AmREIT to engage in another transaction in the event the Merger is not consummated and may have an adverse impact on the financial condition of AmREIT or the Partnerships incurring such obligation.

Risks Associated With an Investment in AmREIT

       Lack of Significant Operating History as Self-managed REIT. While AmREIT was formed on August 17, 1993 and commenced business in May 1994, it has been operating as a self-managed REIT only since June 5, 1998. Its operating history under self-management is, therefore, limited. Executive officers and the majority of the Directors of AmREIT have had experience in acquiring, developing, leasing and managing properties, but have only approximately 4 years experience in managing and operating a real estate investment trust.

       Distributions in Excess of Income and/or Funds From Operations. Although AmREIT anticipates that it will continue to generate income from operations in the future based on current growth plans, there can be no assurance to the Limited Partners that it will be able to do so. Furthermore, in the past, AmREIT has made distributions to its shareholders in amounts exceeding its Funds From Operations and net income for the periods to which such distributions relate.

       Limitations on Leverage. AmREIT's organizational documents do not quantitatively limit the amount or percentage of indebtedness AmREIT can incur. AmREIT could become more highly leveraged, resulting in an increase in debt service that could adversely affect AmREIT's ability to make distributions to its shareholders and would result in an increased risk of default on its obligations. Subject to other existing loan documents, AmREIT may and intends to borrow funds in the future, through secured and/or unsecured credit facilities, to finance its property investments. In the event such borrowings require balloon payments, the ability of AmREIT to make such payments will depend upon its ability to sell or refinance its properties for amounts sufficient to repay such loans. In addition, the payment of debt service in connection with any borrowings may adversely affect cash flow and the value of the Shares. Also, AmREIT has agreed as a condition for registering the sale of its shares under certain state securities laws, not to incur indebtedness, if after doing so, AmREIT's total indebtedness would exceed three hundred percent (300%) of AmREIT's Net Assets. The use of borrowed funds in the purchase of properties is referred to as "Leverage."

       At June 30, 1998, AmREIT had a total of $8,904,270 of debt outstanding, all of which was unsecured. This debt represented approximately 27.94% of AmREIT's total assets. At June 30, 1998, none of the Partnerships had any material debt outstanding. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AMREIT."

       On a post-Merger pro forma basis, AmREIT would have outstanding up to approximately $19 million of unsecured and/or secured debt which could equal as much as approximately 34% of AmREIT's total assets, assuming all of the Partnerships participate and the maximum amount of Notes are issued. The debt in general contains cross default and cross collateralization provisions, whereby default on one would constitute an event of default on the other loans.

       Most of AmREIT's current debt is pursuant to a $15,000,000 line of credit with Compass Bank of Houston, Texas. The terms of this line include a variable interest rate based on the 30-day LIBOR rate plus 200 basis points. According to the terms of the line, borrowings mature in one year and, if not repaid, allow the lender to move such borrowings into a securitized mortgage pool. AmREIT intends to refinance this borrowing prior to maturity with proceeds from future permanent financings or equity offerings.

       The issuance of debt securities or additional equity interests by AmREIT will be made at such times and under such terms as the Board determines to be in the best interests of AmREIT. It is possible that any such issuance may result in dilution of the equity of the Shareholders. AmREIT will not, however, issue any debt securities or additional mortgage debt which would increase the Leverage of AmREIT above specified limits on REIT indebtedness, and in any event will not issue such securities unless the historical or substantiated future cash flow of AmREIT, excluding extraordinary items, is sufficient to cover the interest on the debt securities.

       Risks of Leverage. Following an acquisition, AmREIT intends to increase its borrowings by amounts up to approximately 50% of the value of the properties acquired in the Merger.

       The effects of utilizing leverage are to increase the number of properties that may be acquired with funds available for investment, to increase the potential for gain, to increase the aggregate amount of depreciation available to AmREIT and to increase the risk of loss. Also, while higher leverage should enable AmREIT to acquire a greater number of investments, AmREIT would need to utilize greater funds to make debt service payments resulting from such higher leverage, which could result in less funds available for distributions to the Shareholders. To the extent that AmREIT uses leverage or increased amounts of leverage in the purchase of its properties, the potential for gain and risk of loss will be increased accordingly. If AmREIT defaults on secured indebtedness, the lender may foreclose, and AmREIT could lose its investment in the property. Mortgage market conditions and the policies of the Federal Reserve Board may in the future make it difficult to obtain mortgages on acceptable terms.

       Risk of Acceleration of Mortgage Financing. In purchasing properties subject to financing, AmREIT may obtain financing with "due-on-sale" and/or "due-on-encumbrance" clauses which, upon future refinancing or sale of the properties, may cause the maturity date of such mortgage loans to be accelerated and such financing to become due. In such event, AmREIT may be required to sell its properties on an all-cash basis, to acquire new financing in connection with the sale, or to provide seller financing. It is not the intent of AmREIT to provide seller financing, although it may be necessary or advisable in certain instances. It is unknown whether the holders of mortgages encumbering AmREIT's investment properties will require such acceleration or whether other mortgage financing will be available. Such factors will depend on the mortgage market and on financial and economic conditions existing at the time of such sale or refinancing.

              Risks of Balloon Payment Obligations. AmREIT may seek to acquire properties which are subject to mortgage loans which have a term of not less than five (5) years, which provide for the amortization of the entire loan principal, or a substantial portion thereof, prior to maturity, or which do not require a balloon payment (i.e., a substantial lump sum principal payment) to be paid within the anticipated holding period for the property. Nevertheless, AmREIT may incur borrowing not meeting the foregoing standards if a majority of the Independent and Disinterested Directors deem it to be in the best interests of AmREIT. Such mortgages involve greater risks than mortgages whose principal amount is amortized over the term of the loan, since the ability of AmREIT to repay the outstanding principal amount at maturity may be dependent upon AmREIT's ability to obtain adequate refinancing or to sell the property, which will in turn be dependent upon economic conditions in general and the value of the underlying properties in particular. There is no assurance that AmREIT will be able to refinance any such balloon payment mortgages at maturity. Further, a significant shrinkage in the value of the underlying property could result in a loss of the property by AmREIT through foreclosure.

       If AmREIT is unable to refinance a balloon loan at maturity, it may be forced to sell the Property securing repayment of the balloon loan (or another Property), which sale would be affected by economic conditions in general and possibly by the availability of financing to the purchaser. There is no assurance that the proceeds of such sale would be sufficient to repay fully the balloon loan. Any such refinancing or sale may affect the rate of return to Shareholders and such sale may affect the projected time of disposition of AmREIT's assets. To the extent that Properties are subject to balloon mortgages, AmREIT's objective of increasing equity through the reduction of mortgage debt on such Properties may be more difficult to achieve.

       Distributions as Return of Capital. If AmREIT generates cash from its operations and thereafter distributes the cash to its shareholders in the form of distributions, a portion of those distributions will be deemed to be a return of capital to the extent the distribution exceeds net income as defined by generally accepted accounting principles. The return of capital on a GAAP basis is calculated based on distributions to shareholders in excess of net income of AmREIT allocated to the shareholders. Non-cash deductions such as depreciation and amortization generally reduce net income of a REIT below distributions creating a return of capital. A return of capital will also have the effect of reducing an investor's tax basis in the investor's Shares.

       Unspecified Future Properties. AmREIT presently owns interests in 16 properties and has contracted to finance with the option to acquire one additional property under construction. Upon completion of the Merger, to the extent consummated, AmREIT intends to finance the acquisition by development and/or purchase additional properties. Although AmREIT has established certain criteria for evaluating particular properties to be acquired by AmREIT, as well as the tenants of such properties, the specific properties in which the proceeds of this offering are to be invested have not been identified as of the date of this Prospectus. Therefore, prospective Shareholders may have no information as to the identification or location of specific properties, financing terms or other relevant economic and financial data affecting the properties AmREIT may acquire from such borrowings and little information with respect to the financial performance of the existing properties, which information, if possessed by the prospective Shareholder, would assist such person in evaluating AmREIT.

       Fixed Expenses. Interest and required amortization payments on any outstanding debt of AmREIT as well as certain of AmREIT's operating expenses must be paid without regard to AmREIT's profitability. In the event AmREIT does not operate profitably and exhausts its reserves, it may be required to liquidate certain of its investments to pay its fixed expenses, which could have an adverse effect on AmREIT's operation.

       Anti-takeover Provisions. The Articles of Incorporation and Bylaws of AmREIT, as well as Maryland Corporate Law, contain a number of provisions that might have the effect of entrenching current management or delaying or discouraging an unsolicited takeover of AmREIT. These provisions include, among others, the following: (a) the power of the Board to issue 10,000,000 Preferred Shares, with such rights and preferences as determined by Independent Directors;
(b) the power of Independent Directors to stop transfers and/or redeem Shares under the following conditions: from any shareholder who owns, directly or indirectly, 9.8% or more of the outstanding Shares, from any five or fewer shareholders who own, directly or indirectly, more than 50% of the outstanding Shares and from any other shareholder if Independent Directors otherwise determine in good faith that ownership of the outstanding Shares has or may become concentrated to an extent that may prevent AmREIT from qualifying as a REIT under the Code; and (c) Directors remain in office unless removed by the shareholders or if another nominee for Director receives the vote of a majority of the outstanding Shares, regardless of whether they receive a vote of the majority of the outstanding Shares at AmREIT's annual meeting. Any Shares transferred in violation of the restrictions set forth in clause (b) of the preceding sentence become "Excess Shares," with no voting or distribution rights. AmREIT has the power to purchase or direct the sale of such Excess Shares, with the sale proceeds being paid to the former owner.

       Limited Liability of Directors and Possible Inadequacy of Remedies. The Directors are directors of a Maryland corporation and as such are required to perform their duties in a manner believed by the Directors to be in the best interests of AmREIT and with such care, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances. A Director who performs his duties in accordance with the foregoing standards shall not be liable to AmREIT or any other person for failure to discharge his obligations as a director. Notwithstanding the additional responsibilities of Independent Directors, an Independent Director will not have any greater liability than that of a Director who is not independent.

       Under its Bylaws, AmREIT is required to, under specified conditions, indemnify its Directors, officers and employees against all liabilities to the full extent permitted by Maryland law. "AmREIT and Its Business - Security Ownership of Certain Beneficial Owners and Management." AmREIT may in the future obtain insurance on behalf of any director or officer in reasonable amounts against losses arising from tort claims which may be made against them.

         Conflicts of Interest with Management. AmREIT, the Directors, and Affiliates of the General Partner presently own Shares and may purchase additional Shares. Accordingly, following completion of the offering, management and its Affiliates may own a substantial percentage of the total Shares outstanding. As Shareholders, these persons can be expected to vote their Shares in a manner intended to benefit themselves. Circumstances may arise where the interests of these persons as Shareholders may be different from those of the other Shareholders.

       Lack of Geographical Diversification. As of the date of this Prospectus, AmREIT and the Partnerships own properties located in 12 southwest states, and concentrated in the Dallas and Houston metropolitan areas. AmREIT intends to make future investments in other geographical areas but there is no assurance it will do so. If AmREIT's concentration of investments continue to be in a limited number of states or general geographical areas, it will continue to have high sensitivity to the substantial risks of adverse changes in the economic conditions and real estate markets within such states or general geographical areas. Adverse trends in these economic factors could adversely affect rental income and appreciation in value of these Properties, which in turn would materially affect the continued viability and profit potential of AmREIT.

       Distributions Subordinate to Payments on Debt. AmREIT has paid regular quarterly distributions since its organization. Distributions to shareholders of AmREIT will be subordinate to the prior payment of AmREIT's current debts and obligations. If AmREIT makes distributions in the future and, for any reason, AmREIT did not have sufficient funds to pay its current debts and obligations, distributions to shareholders would be suspended pending the payment of such debts and obligations.

       Investment Company Act of 1940. The Directors intend to conduct the operation of AmREIT so that it will not be subject to regulation under the Investment Company Act of 1940. AmREIT may therefore have to forego certain investments which could produce a more favorable return. Should AmREIT fail to qualify for an exemption from registration under the Investment Company Act of 1940, it would be subject to numerous restrictions under this Act. A failure to qualify for an exemption under this Act could have a material adverse affect on the Shareholders.

       General Risks of Real Estate Investments. Equity real estate investments are expected to limit the ability of AmREIT to vary its portfolio promptly in response to changing economic, financial and investment conditions. Such investments will be subject to risks such as adverse changes in general economic conditions or local conditions (for example, excessive building resulting in an oversupply of existing space or a decrease in employment, reducing the demand for real estate in the area), as well as other factors affecting real estate values (i.e., rent controls, increasing labor, materials and energy costs, the attractiveness of the neighborhood, etc.). Equity investments will also be subject to such risks as adverse changes in interest rates, the availability of long-term mortgage funds and additional debt financing, and the ability of AmREIT to provide for adequate maintenance of its Properties. To the extent that AmREIT utilizes less amounts of debt to acquire its Properties, the risks relating to interest rates and long-term financing will be reduced. AmREIT's investments will be in frontage retail properties and, like all real estate equity investments, will be subject to the risk of inability to attract or retain tenants and to the risk of a decline in rental income as a result of adverse changes in the economic conditions, local real estate markets and other factors. To the extent that AmREIT's rental income is based on a percentage of gross receipts of retail tenants, its cash flow is dependent on the retail success achieved by such tenants. Also, certain expenditures associated with equity investments (principally mortgage payments, real estate taxes, maintenance and utility costs) are not necessarily decreased by events adversely affecting AmREIT's income from such investments. Should such events occur, AmREIT's equity investments could become a burden, and distributions to Shareholders may be impaired. In the event that mortgage payments are not met with respect to a Property, AmREIT could sustain a loss on its equity investment as a result of a foreclosure of mortgages secured by such Property.

Risks Associated with an Investment in the Shares

       Exchange Price. The value of the Shares at the Effective Time of the Merger may vary significantly from the Exchange Price, the value of the Shares estimated for the purposes of the Merger as of the date of execution of the Merger Agreement, the date hereof or the date on which shareholders vote on the Merger Agreement, due to changes in the business, operations and prospects of AmREIT, market assessments of the likelihood that the Merger will be consummated and the timing thereof, general market and economic conditions and other factors. Also, because the Common Shares are not traded in an established securities market, the Exchange Price is not based on the value for the Common Shares established by transactions between willing unrelated buyers and sellers in a regular secondary market. Neither the Independent Directors nor the General Partner can predict whether the Shares will trade at a price lower than the Exchange Price or lower than the value of AmREIT's assets after the Merger.

       Because the Exchange Price is fixed at $9.34 per Share, no provision has been made to pay additional Shares to Participating Limited Partners if the value of the Shares on the Effective Date of the Merger is lower than the Exchange Price or to decrease the number of Shares to be received by Participating Limited Partners if the value of the Shares is greater than the Exchange Price on the Effective Date.

       No Secondary Market for the Shares. There is currently no public market for the Shares and if and when AmREIT seeks to list the Shares in the future, it intends to list only the Shares and not the Notes. Therefore, it is not expected that a regular secondary market for the Notes will exist in the future. One or more broker-dealer firms may make a market in the Notes or endeavor to match persons desiring to sell the Notes with persons desiring to purchase them; however, there is no assurance that one or more broker-dealers will do so. Any commissions or other compensation paid by buyers or sellers in connection with such transactions must be negotiated on an individual basis by the buyer or the seller and the broker-dealer firm. To the extent one or more broker-dealer firms advise AmREIT of the availability of their services in connection with any of the foregoing, AmREIT will provide such information to Noteholders upon request. AmREIT will not otherwise provide any services in this connection with any resale of the Notes. See "THE MERGER - Description of Notes."

       Future Public Trading Prices Lower than Exchange Price. Further, even if a secondary market for the Shares is established, there can be no assurance as to the trading volume or price of the Shares after the Merger. Events outside the control of AmREIT which would adversely affect the market value of AmREIT's assets, as well as the market value of the Shares, may occur during the period from the date of this Prospectus to the date the Merger is consummated or thereafter. All of the Shares to be issued to Limited Partners other than certain Affiliates (Limited Partners holding more than 10% of the Units in the Partnership) in connection with the Merger will be freely tradeable. Sales of a substantial number of the Shares by Limited Partners following the consummation of the Merger, or the perception that such sales could occur, could adversely affect the market price for the Shares after the Merger.

       Illiquidity of Shares. The Shares currently are illiquid because no regular public market exists in which they may be readily sold. Thus, investors may not be able to sell the Shares in the future, or may only be able to do so at a substantial discount from the Offering Price.

       Possible Future Dilution. The value of the Shares can be diluted by reason of poor future acquisitions by AmREIT, devaluation of existing properties of AmREIT, or the subsequent issuance of more Shares in this and other or subsequent offerings. Shareholders will be subject to the risk that their equity interests may be diluted through issuance of additional equity securities if such securities are issued for less than fair market value. AmREIT has the right to issue, at the discretion of the Board, Shares other than those to be issued in the Merger, upon such terms and conditions and at such prices as the Board may establish. In addition, AmREIT may in the future issue Preferred Shares that might have priority over the Shares as to distributions and liquidation proceeds.

       Effect of Market Interest Rates on Price of the Shares. An increase in market interest rates may lead prospective purchasers of the Shares to demand a higher anticipated annual yield from future dividends. Such an increase in the required anticipated dividend yield may adversely affect the market price of the Shares.

Risk Considerations Associated with the Notes

       An investment in the Notes involves substantial risk factors. Prospective investors are advised to consult their own advisors to review and evaluate the economic, tax and other consequences of ownership of the Notes. Such Persons are not to construe the contents of this Prospectus as investment, legal, accounting or tax advice. See "THE MERGER - Description of the Notes." Before electing to receive Notes, prospective investors and their advisors should carefully consider, among other things, the following risk considerations:

       Speculative Investment. The Notes should be considered a speculative investment in that AmREIT's ability to make timely principal and interest payments thereon will depend on AmREIT's future success.

       General Obligations. The Notes will be general obligations of AmREIT. The Notes will be unsecured obligations, and their payment will not be guaranteed by any person or entity. There is no limitation on the additional secured debt which AmREIT may issue in the future. There is no assurance that the value of AmREIT's assets will be sufficient to provide required payments of principal and interest on the Notes. The Noteholders would be general creditors of AmREIT and, as such, their claims against the other assets of AmREIT would be pari passu with AmREIT's other general creditors.

       Noteholders' Lack of Right to Participate in AmREIT's Profits. Participating Limited Partners who elect to receive Notes will not hold an equity interest in AmREIT and therefore will not be able to participate in earnings or benefit from increases in the value of the Shares, if any, except by converting their Notes to Shares.

       The Loan Agreement. Each Noteholder will be required to enter into the Loan Agreement, whereby the Noteholders may take actions under the Note or the Loan Agreement only by a Majority Vote, or through the Trustee, if one is appointed. Accordingly, the persons holding a simple majority of the Notes may bind all of the Noteholders with respect to certain matters concerning the Notes, including the waiver of certain defaults under the Notes and the Security Agreement. Also, the responsibility and authority of the Trustee to act on behalf of the Noteholders is largely ministerial in nature and is greatly limited by the Loan Agreement. The Loan Agreement has not been registered under the Trust Indenture Act of 1939 and holders of the Notes will not have the protections provided under that Act. AmREIT has not qualified the Loan Agreement under the Trust Indenture Act of 1939 in reliance on an exemption from such qualification set forth in the Act.

       Illiquidity of Notes. It is not anticipated that a regular secondary market for the Notes will develop, thereby making it difficult for Noteholders to sell their Notes prior to maturity, or subjecting them to the risk of selling the Notes at substantial discounts from their outstanding principal balance to facilitate their sale. Thus, a Noteholder will likely not be able to liquidate his investment in the event of an emergency, and the Notes may not be readily acceptable as collateral for loans. Accordingly, purchase of the Notes must be considered a long-term, illiquid investment. Participating Limited Partners are likely to receive the full face amount of their Notes only if they hold the obligations to maturity, which is approximately seven (7) years after the Closing Date of the Merger. See "THE MERGER - Description of the Notes."

       Lack of Sinking Fund for Notes. The Notes will not be subject to a sinking fund. AmREIT will not be required to set aside funds for the retirement of or to retire the Notes at any time prior to their due date.

       Risk of Bankruptcy; Claims of Other Creditors. Should AmREIT be in default under the Notes, it is possible that AmREIT may seek the protection of the Federal Bankruptcy Courts or protection under state law debtor protection statutes. Such proceedings would delay and possibly reduce the Noteholders' return of interest and/or principal on the Notes. In such event, AmREIT's secured creditors would claim a prior right to AmREIT's assets (securing their obligations), thus leaving fewer assets to satisfy the claims of the Noteholders.

       Limited Recourse Notes. Under the terms of the Notes, the Noteholders have no right of personal recourse against the officers, directors, shareholders, employees or agents of AmREIT for payment of principal or interest, or for attorneys' fees and costs which they, as prevailing parties, may be entitled to recover.

              Limited Liability/Indemnification of Trustee. Under the terms of the Loan Agreement, the Trustee will not be liable to the Noteholders for actions taken in good faith and not involving its willful misconduct in connection with its authority under the Loan Agreement. Moreover, the Loan Agreement provides that the Noteholders will jointly and severally indemnify the Trustee against any loss it may incur as a result of its exercise of its duties and obligations under the Loan Agreement. See "THE MERGER -- The Notes
- Loan Agreement."

              Costs of Trustee Representation. The Loan Agreement provides that AmREIT will be responsible for the payment of the Trustee's fees and expenses resulting from a default by AmREIT. Nevertheless, in the event that AmREIT is in default, it is likely that AmREIT will be either unwilling or unable to pay such costs. Under such circumstances, the Trustee is likely to require that the Noteholders advance its fees and costs before the Trustee will take any action requested by the Noteholders. Any such payments advanced by the Noteholders will be added to the principal amount of the Notes. However, there is no assurance that the Noteholders will be able to recover any such payments from AmREIT. See "THE MERGER -- The Loan Agreement" below.

       Retirement/Replacement of Trustee. The Loan Agreement provides that the Trustee, if appointed, may resign or be replaced at any time upon thirty (30) days' prior notice. In the event the Trustee resigns and/or is replaced, the

Noteholders will be required to find and, by a Majority Vote, appoint a successor or replacement Trustee. Because the Loan Agreement provides that the Trustee is the exclusive representative of the Noteholders with respect to the matters set forth therein, the inability of the Noteholders to appoint a successor or replacement Trustee could severely limit their ability to pursue their rights in connection with the Notes. Moreover, while the Loan
Agreement requires AmREIT to pay certain costs and expenses of the Trustee, it is possible that in the event the Trustee resigns or is replaced by the Noteholders AmREIT will either be unwilling or unable to satisfy these obligations. In such event, the successor or replacement Trustee would likely require the Noteholders to advance such amounts as a condition to its becoming Trustee. See "THE MERGER -- The Notes - The Loan Agreement."

       Usury Laws. The payment of interest on the Notes will be subject to applicable usury law. The General Partner believes the interest on the Notes is not a usurious rate of interest. However, some uncertainty exists as to the application of the appropriate usury law to any interest paid under the Notes. Which state's usury law will be applied will generally depend on a number of factors, including where the Notes were sold. AmREIT believes the interest on the Notes will not exceed the applicable usury limitations, and, although usury laws usually exempt certain types of transactions, there is no assurance that applicable state usury laws will provide an exemption applicable to the Notes. Also, transactions which have connections with a number of states, such as may be the situation with the sale of the Notes, may raise an issue of which state's usury laws correctly apply. In the event the Notes were determined to pay a usurious rate of interest, under applicable usury law, the lenders (Noteholders) would not be entitled to receive interest to the extent of such usurious rate and may be liable for damages.

       Ability To Repay Notes. AmREIT will rely substantially on the success of its future business operations to generate sufficient funds to timely service the Notes. While management believes AmREIT's ability to achieve these future operating results is good, there is no assurance that AmREIT will be able to do so. AmREIT's future operations budgets are based on a number of assumptions, both about the economy in general and AmREIT's specific business operations. In general, budgets assume certain economic projections as to future inflation and interest rates and revenues from AmREIT's various businesses, all of which will depend substantially on factors beyond AmREIT's control. Interest rates and levels of economic activity have been particularly volatile in recent years, and any significant increase in interest rates or downturn in the level of economic activity, particularly those relating to the real estate industry, would materially impair AmREIT's ability to achieve its budgeted levels of operating income. See "AMREIT PRO FORMA FINANCIAL STATEMENTS."

       Prior Claim of Noteholders. The holders of the Notes will have the right to receive the payment of interest and principal on their Notes prior to the Shareholders' receiving distributions with respect to their Shares. Accordingly, should AmREIT dissolve and liquidate, it is possible that the Noteholders may receive a return of the whole of their investment, while the Shareholders receive either none or a small portion of their original investment.

Risks Associated with the ALV Payment Election

       Risk of ALV Payment Election Obligations. If the Partners holding 25% of all Partnership Units outstanding choose the ALV Payment Election, AmREIT could be obligated to pay such persons $7.5 million or more within twelve months of the Effective Date. This obligation could be greater because AmREIT can choose to proceed with the Merger of a Partnership even if Limited Partners holding more than 25% of its outstanding Units make the ALV Payment Election. Management believes that it will be able to satisfy its obligations under the ALV Payment Election from available cash resources, including cash reserves, operating revenues, and borrowing under existing and/or proposed credit facilities. However, if AmREIT does not have sufficient funds to timely pay such obligations, it would need to find sufficient funds from other sources and may be required to sell one or more of its properties on unattractive terms in order to do so.

       Risk of Unsecured Obligation. AmREIT's obligation under the ALV Payment Election is unsecured, and Limited Partners making the ALV Payment Election will become general creditors of the Partnership. In the event AmREIT fails to timely pay this obligation, such electing Limited Partners would not have a secured interest in any of AmREIT's properties and would be required to pursue their claims as general creditors.

       Risks of Appraisals to Limited Partners. Under the ALV Payment Election, Partners making the Election will not know the identity of the Appraiser until after the Effective Date of the Merger. Accordingly, Limited Partners will not have the opportunity to review and consider the qualifications and experience of the Appraiser. Moreover, an appraisal is merely the appraiser's estimate of the fair value of the property appraised under the conditions and circumstances set forth in the appraisal. In practice, reasonable appraisers can differ substantially in their opinions of the fair value of a given property under the same set of conditions and circumstances. Accordingly, there is no assurance that the Appraised Value of the property will not be higher or lower than the value of the property which would be determined through arm's length negotiations by an unrelated buyer and unrelated seller.

       Also, the Appraiser will be appointed by the Board of Directors of AmREIT. The AmREIT Board of Directors does not owe a fiduciary obligation to the Limited Partners and has a conflict of interest with the Limited Partners, as a lower Appraised Value would benefit AmREIT and its shareholders (including those Limited Partners electing to receive Shares and Notes in the Merger) at the expense of the Limited Partners making the ALV Payment Election.

       Risks of Appraisals to AmREIT. The Appraised Value of a Partnership's properties, upon which the amount to be paid to Limited Partners choosing the ALV Payment Election will be based, will not be known until after the Effective Date. There is a possibility that the Appraised Value for one or more Partnerships could exceed the Negotiated Price of such Partnership's properties. Thus, AmREIT could be obligated to purchase Units under the ALV Payment Election at a cash price which exceeds the value of the Units agreed to for the purposes of the Merger.

Risks Associated with an Investment in Real Estate

       Effect of Economic and Market Conditions. Investments in real estate may involve a high level of risk. One of the risks of investing in real estate is the possibility that it will not generate income sufficient to meet operating expenses or will generate income and capital appreciation, if any, at rates lower than those anticipated or available through investment in comparable real estate or other investments. Income from properties and yields from investments in properties may be affected by many factors, including the type of property involved, the form of investment, conditions in financial markets, over-building, a reduction in rental income as the result of the inability to maintain occupancy levels, adverse changes in applicable tax laws, changes in general economic conditions, adverse local conditions (such as changes in real estate zoning laws that may reduce the desirability of real estate in the area) and acts of God, such as earthquakes or floods. Some or all of the foregoing conditions may affect the properties.

       Renewal of Leases and Reletting of Space. AmREIT will be subject to the risks that, upon expiration, the leases on its properties may not be renewed, the space may not be relet or the terms of renewal or reletting (including the costs of required renovation or concessions to tenants) may be less favorable than current lease terms. If it is unable to promptly relet or renew the leases for all or a substantial portion of the space, if the rental rate upon such renewal or reletting were significantly lower than expected or if its reserves proved inadequate, then AmREIT's cashflow, FFO and ability to make expected distributions to its shareholders may be adversely affected.

       Investment Illiquidity. Real estate investments are relatively illiquid. Such illiquidity tends to limit the owner's ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, federal income tax provisions applicable to REITs limit a REIT's ability to sell properties held for fewer than four years, which may affect AmREIT's ability to sell properties at a time which would be in the best interest of its Shareholders.

       Operating Risks. Properties may be subject to all operating risks common to real estate developments in general, any or all of which might adversely affect occupancy or rental rates. In addition, increases in operating costs due to inflation and other factors may not necessarily be offset by increased rents. If operating expenses increase, the local rental market for properties similar to AmREIT may limit the extent to which rents may be increased to meet increased expenses without decreasing occupancy rates. If any of the above occur, AmREIT's ability to make distributions to shareholders could be adversely affected.

       Competition. AmREIT's properties are predominantly located in the South and Southwest. All of AmREIT's properties are located in areas that include competing properties. The number of competitive properties in a particular area could have a material adverse effect on both AmREIT's ability to lease space at any of its properties or at any newly developed or acquired properties and the rents charged. AmREIT may be competing with owners, including, but not limited to, other REITs, insurance companies and pension funds that have greater resources than AmREIT. There is no dominant competitor in any of AmREIT's markets.

       Risks in Construction on Properties. AmREIT may on occasion acquire properties and construct improvement thereon or acquire Property under contract for development. Investment in such properties to be developed or constructed is subject to more risks than are investments in fully developed and constructed properties with operating histories. In connection with the acquisition of such properties, AmREIT may advance on an unsecured basis, a portion of the purchase price, either in the form of cash, a conditional letter of credit or promissory note, or some combination thereof. In the case of any Property which is not yet completed at the time of purchase, AmREIT will be dependent upon the seller or lessee to fulfill its obligations, including the return of advances and the completion of construction. Such party's ability to carry out its obligations may be affected by financial and other conditions which are beyond the control of AmREIT.

       If AmREIT acquires properties on which improvements are to be constructed or completed, it will be subject to risks in connection with the ability of the general contractors and the subcontractors to control the construction costs or to build in conformity with plans, specifications and timetables. The failure of a contractor to perform may necessitate legal action by AmREIT to rescind its construction contract or to compel performance or, under certain circumstances, to rescind its purchase contract. There can be no assurance that a rescission of AmREIT's purchase contract will be granted. In the event it is granted, AmREIT may be compelled to sue for damages. Such legal actions may result in increased costs to AmREIT. Additionally, the failure of a contractor to perform may result in increased costs to AmREIT as a result of foreclosure by the construction lender, or due to the need for AmREIT to complete the project. Performance may also be affected or delayed by conditions beyond the contractor's control, such as building restrictions, clearances and environmental impact studies imposed or caused by governmental bodies, labor strikes, adverse weather, unavailability of materials or skilled labor and by financial insolvency of the general contractor or any subcontractors prior to completion of construction. Such factors can result in increased costs of a project and corresponding depletion of AmREIT's working capital and reserves, and in loss of permanent mortgage loan commitments relied upon as a primary source for repayment of construction costs.

       AmREIT may make periodic progress payments to the general contractors of properties prior to the completion of construction. By making such payments, AmREIT may incur substantial additional risks, including the possibility that the developer or contractor receiving such payments may not fully perform the construction obligations in accordance with the terms of his agreement with AmREIT and that AmREIT may be unable to enforce the contract or to recover the progress payments. AmREIT may require a labor and material bond, a completion bond or performance bond or more than one of the foregoing in order to insure performance and reduce risk of loss associated with construction. While AmREIT intends to use such controls and make disbursements to the builder only as it deems necessary, there can be no assurance as to whether AmREIT will be able to implement a particular control in any given transaction and whether any control adopted will, in fact, limit risk.

       Risks of Property Leased to a Single Tenant. In leases with single tenants, the continued viability of the lease will depend directly on the continued financial viability of one tenant. If the tenant fails and the lease is terminated, AmREIT would incur a reduction in cash flow from the property and the value of the property would be decreased. Also, where two or more properties have the same tenant, or related tenants, the continued viability of each property would depend directly on the financial viability of a single tenant. To help mitigate these risks, AmREIT will continue to consider the creditworthiness and financial strength of the tenants of its properties at the time they are acquired.

       Risks of Net Leases. Net leases frequently provide the tenant greater discretion in using the leased property than ordinary property leases, such as the right to freely sublease the property, to make alterations in the leased premises, and to early termination of the lease under specified circumstances. Further, net leases are typically for longer lease terms and, thus, there is an increased risk that any rental increase clauses in future years will fail to result in fair market rental rates during those years. The original leases on AmREIT's existing properties are for original terms ranging from 10 to 20 years.

       In the event a lease is terminated, there can be no assurance that AmREIT will be able to lease the property for the rent previously received or would be able to sell the property without incurring a loss. AmREIT could also experience delays in enforcing its rights against defaulting tenants. For example, in the event a defaulting tenant declared bankruptcy, AmREIT would likely be unable to promptly recover the property from the tenant under the bankruptcy proceedings and there is no assurance that AmREIT would receive rent in such proceedings sufficient to cover its expenses with respect to the property. Moreover, the provisions applicable to real estate investment trusts in the Internal Revenue Code may restrict AmREIT's ability to deal with a new tenant after termination of the lease. In the event a tenant does not pay rent, it is likely AmREIT would not only lose the net cash flow from the property but also might need to use cash flow generated by other properties to meet mortgage payments on the defaulted property in order to prevent foreclosure. Certain prior Programs of Affiliates of AmREIT have experienced adverse business developments, including the filing by tenants for protection from creditors under Chapter 11 of the Bankruptcy Code and involvement in litigation, as a result of which AmREIT has released the properties formerly occupied by such tenants.

       In evaluating a possible investment by AmREIT, the creditworthiness, or financial strength, of a tenant generally will continue to be a more significant factor than the value of the Property without a lease with the tenant and the appraised value of a Property will probably reflect the value of the tenant's ongoing lease of such Property.

       Risks of Joint Ventures. AmREIT may participate in joint ventures. It presently is involved in four such joint ventures with certain of the Partnerships in which it holds a 51%, 54.84%, 51.9% and 51% interest, respectively. Investments in joint ventures may involve risks which may not otherwise be present where investments are made directly by AmREIT in real property. These risks include those associated with the ability of AmREIT's joint venture partner to perform, risks that the joint venture partner may from time to time have economic or business interests or goals which are inconsistent with or adverse to those of AmREIT and risks where the joint venture partner may take actions contrary to the requests or instructions of AmREIT or contrary to AmREIT's objectives or policies. For instance, actions by one joint venturer may result in the Property being subjected to liabilities in excess of those contemplated by the terms of the joint venture agreement, thereby exposing AmREIT to liabilities of the joint venture in excess of its proportionate share of such liabilities or may have other adverse consequences to AmREIT. Moreover, there is the additional risk that the joint venturers may not be able to agree on matters relating to the Property they jointly own. Although each joint owner will have a right of first refusal to purchase the other owner's interest, in the event a sale is desired, the joint owner may not have sufficient resources to exercise such right of first refusal.

       AmREIT also may from time to time participate jointly with other investors, including, possibly investment programs or other entities affiliated with management, in investments as tenants-in-common or in some other joint venture arrangement. The risks of such joint ownership may be similar to those mentioned above for joint ventures and, in the case of a tenancy-in-common, each co-tenant normally has the right, if an unresolvable dispute arises, to seek partition of the Property, which partition might decrease the value of each portion of the divided Property.

       No Assurance of Property Appreciation, REIT Profit or Dividends. While AmREIT will attempt to buy leased, income-producing properties at a price at or below the appraised value of such properties, there is no assurance that any properties acquired by AmREIT will operate at a profit, will appreciate in value or will ever be sold at a profit, or that dividends will be paid by AmREIT. The marketability and value of any such properties will be dependent upon many factors beyond the control of AmREIT. There is no assurance that there will be a ready market for AmREIT's properties.

       Risks of Investing in Special Purpose properties. AmREIT may acquire properties which are specifically suited to the needs of particular tenants, including retail or commercial facilities. For example, AmREIT already owns interest in a medical clinic building, two branch bank buildings, a Property on which a fast-food restaurant is situated, two properties on each of which music retail stores are operated, and three properties on which large retail shoe stores are operated. The value of these properties would be adversely affected by the failure of the specific tenant for which they are suited to renew or honor its lease. Such properties would typically require extensive renovations to adapt them for new uses by new tenants. Also, it may be difficult for AmREIT to sell special purpose properties to persons other than the tenant.

       Possible Environmental Liabilities. Under various federal, state and local environmental laws, ordinances and regulations, an owner or operator of real estate may become liable for the costs of removal or remediation of certain hazardous substances released on or in its property. Such laws typically impose cleanup responsibility and liability without regard to whether the owner knew of or was responsible for the presence of the contaminants. The costs of investigation, remediation or removal of such substances may be substantial, and the presence of such substances, or the failure to properly remediate such property, may adversely affect the owner's ability to sell or rent such property or to borrow using such property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic substances also may be liable for the costs of removal or remediation of such substances at the disposal or treatment facility, whether or not such facility is owned or operated by such person. Finally, the owner of a site may be subject to common law claims by third parties based on damages and costs resulting from environmental contamination emanating from a site.

       Certain federal, state and local laws, regulation and ordinances govern the removal, encapsulation or disturbance of asbestos-containing materials ("ACMs") when such materials are in poor condition or in the event of building remodeling, renovation or demolition. Such laws may impose liability for release of ACMs and may provide for third parties to seek recovery from owners or operators of real estate for personal injuries associated with ACMs. In connection with its ownership, management and operation of its properties, AmREIT may be potentially liable for such costs. Neither AmREIT nor any Partnership has been notified by any governmental authority or any other third party of any noncompliance, liability or other claim in connection with any of its properties.

       AmREIT may not always obtain its own environmental inspection of the Partnerships' properties. Based on management's previous inspections, general familiarity with the Partnerships' properties and its knowledge of the area, management believes that the properties are in compliance in all material respects with all applicable federal, state and local ordinances and regulations regarding hazardous or toxic substances. Nevertheless, there is no assurance or guarantee that hazardous or toxic substances will not later be found on a property or that a property will not subsequently be found in violation of any federal, state or local environmental law or regulation. AmREIT may find it difficult or impossible to sell a property prior to or following any such cleanup. If such substances are discovered after AmREIT sells a property, AmREIT could be liable to the purchaser thereof if AmREIT knew or had reason to know that such substances or sources existed. In such case, AmREIT could also be subject to the costs described above.

       AmREIT's management believes that its properties are in compliance in all material respects with all federal, state and local laws, ordinances and regulations regarding hazardous or toxic substances or petroleum products. AmREIT has not been notified and is not otherwise aware of any material noncompliance, liability or claim relating to hazardous or toxic substances in connection with any of its properties.

       Risks of Cost in Complying with the Americans With Disabilities Act. Title III of the Americans with Disabilities Act of 1990 ("ADA"), 42 U.S.C. Sect. 12101, et seq., prohibits discrimination in the private ownership and operation of real estate. Title III addresses the design, construction, and use of places of public accommodation and commercial facilities by private entities. In general, Title III provides that private entities who own, operate, lease, or lease to a place of public accommodation cannot discriminate against persons with disabilities in the facility itself or the activities and operations conducted within the facility. Title III mandates that persons with disabilities be provided accommodations and access equal to, or similar to, that available to the general public. In order to ensure that AmREIT's properties comply with the ADA, AmREIT may incur costs necessary to remove "architectural barriers," that is, everything that prevents a person with a disability from enjoying full and equal use of a facility. These costs may be prohibitive in certain situations and thereby prevent AmREIT from acquiring a Property that would otherwise qualify for acquisition. In addition, the costs of compliance with the ADA may have a significant adverse impact on AmREIT's profits.

       Additional and future legislation may impose other burdens or restrictions on owners with respect to access by disabled persons. The ultimate costs of complying with the ADA and other similar legislation are not currently ascertainable and, while such costs are not expected to have a material adverse effect on AmREIT, such costs could be substantial. Limitations or restrictions on the completion of certain renovations may limit application of AmREIT's investment strategy in certain instances or reduce overall returns on AmREIT's investments.

       Risks in Providing Financing to Purchasers of REIT Properties. AmREIT may provide financing to purchasers of its properties in order to effect their sale. This financing would result in a delay of AmREIT's receipt of the proceeds from the sale of the Property and in essence would result in AmREIT's investing in a loan to such person. AmREIT may provide such financing in circumstances where lenders are not willing to make loans secured by commercial real estate or may find it desirable where a purchaser is willing to pay a higher price for the property than it would without such financing.

       Risks of Leaseback Transactions. AmREIT, on occasion, may lease an investment Property back to the seller for a certain period of time or until stated rental income objectives are obtained. When the seller/lessee leases space to tenants, the seller/lessee's ability to meet its mortgage payments and its rental obligations to AmREIT would be subject to the risk that the tenants may be unable to meet their lease payments to the seller/lessee. A default by the seller/lessee or other premature termination of the leaseback agreement could, depending on the size of the Property and AmREIT's ability to manage and release it successfully, have an adverse effect on the financial position of AmREIT, since AmREIT may suffer a loss from operation of such Property. In the event of such a default or termination, there is no assurance that AmREIT would be able to find new tenants for the Property without incurring a loss.

       Also, a seller, in negotiating the terms of an acquisition which will require the seller to lease the Property back for some period of time, may attempt to include in the acquisition price all or some portion of the lease payments required to be made under the lease. If the seller is successful in such attempt, AmREIT may pay an increased price upon acquisition where a leaseback is involved. Further, leaseback revenues from properties leased back to sellers may be deemed to be a return of capital rather than investment income.

       Accounting for Net Lease Transactions. Certain accounting standards require leases to be classified for financial reporting purposes as either capital leases or operating leases. Capital leases are required to appear as assets and liabilities on the lessee's balance sheet. Transactions in which AmREIT acquires a deed to a Property may or may not be recognized as a sale for financial reporting purposes due to the inclusion of certain provisions in the lease of the property. These accounting standards might make sale-leaseback transactions less desirable for the seller-tenant that wants to treat the sale-leaseback with AmREIT as an operating lease and, therefore, might reduce the prospective number of properties available for net lease investment.

       Risks of Energy Shortages and Allocations. There may be shortages or increased costs of fuel, natural gas, water, or electric power or allocations thereof by suppliers or governmental regulatory bodies in the areas where AmREIT purchases properties, in which event the operation of properties to be acquired by AmREIT may be adversely affected. AmREIT will endeavor, where feasible, to provide for the pass-through of any such increases to tenants of the properties through lease provisions to that effect.

       Competition for Investments. The results of REIT operations will depend upon the availability of suitable opportunities for investment, which in turn depends to a large extent on the type of investment involved, the condition of the money market, the nature and geographical location of the property, competition and other factors, none of which can be predicted with certainty. AmREIT will continue to compete for acceptable investments with other financial institutions, including insurance companies, pension funds and other institutions, real estate investment trusts and limited partnerships which have investment objectives similar to those of AmREIT. Many of these competitors have greater resources than AmREIT and have greater experience than the Directors and AmREIT.

       Uninsured and Underinsured Losses Could Result in Loss of Value of Property. AmREIT carries comprehensive liability, fire, flood, extended coverage and rental loss insurance with respect to its properties and its management believes such coverage is of the type and amount customarily obtained for or by an owner of real property assets similar to AmREIT's real property assets.
Similar coverage will be obtained for properties acquired in the future. However, there are certain types of losses, generally of a catastrophic nature, such as losses from floods or earthquakes, that may be uninsurable or not economically insurable. AmREIT's management exercises its discretion in determining amounts, coverage limits and deductibility provisions of insurance, with a view to maintaining appropriate insurance on AmREIT's investments at a reasonable cost and on suitable terms. This may result in insurance coverage that in the event of a substantial loss would not be sufficient to pay the full current market value or current replacement cost of AmREIT's lost investment. Inflation, changes in building codes and ordinances, environmental considerations and other factors also might make it infeasible to use insurance proceeds to replace the property after such property has been damaged or destroyed.

       Adjacent Properties. Although it is not expected to occur, if AmREIT or its Affiliates acquire properties that are adjacent to other of AmREIT's properties, the value of such properties acquired by AmREIT or its Affiliates may be enhanced by the adjacent interests of AmREIT. It is also possible that such newly acquired properties would be in competition with AmREIT's adjacent properties for prospective tenants.

Risks Associated With Federal Income Taxation of AmREIT

       Adverse Consequences of Failure to Qualify as a REIT. AmREIT believes that it has operated so as to qualify as a REIT under the Code since its formation. Although management of AmREIT believes that it is organized and is operating in such a manner, no assurance can be given that AmREIT will be able to continue to operate in a manner so as to qualify or remain so qualified. Qualification as a REIT involves the application of highly technical and complex provisions of the Code and the Regulations promulgated thereunder relating to REITs (the "REIT Provisions") for which there are only limited judicial or administrative interpretations and the determination of various factual matters and circumstances not entirely within AmREIT's control. For example, in order to qualify as a REIT, at least 95% of AmREIT's gross income in any year must be derived from qualifying sources and AmREIT must make distributions to shareholders aggregating annually at least 95% of its REIT taxable income (excluding net capital gains). In addition, no assurance can be given that new legislation, regulations, administrative interpretations or court decisions will not change the tax laws with respect to qualification as a REIT or the federal income tax consequences of such qualification. AmREIT is not aware, however, of any currently pending tax legislation that would adversely affect its ability to continue to qualify as a REIT.

       For any taxable year that AmREIT fails to qualify as a REIT, it will be subject to federal income tax (including any applicable alternative minimum tax) on its taxable income at corporate rates. In addition, unless entitled to relief under certain statutory provisions, AmREIT also will be disqualified from treatment as a REIT for the four taxable years following the year during which qualification is lost. This treatment would reduce the net earnings available for investment or distribution to shareholders because of the additional tax liability to AmREIT for the year or years involved. In addition, distributions no longer would qualify for the dividends paid deduction nor would there by any requirement that such distributions be made. To the extent that distributions to shareholders would have been made in anticipation of AmREIT's qualifying as a REIT, AmREIT might be required to borrow funds or to liquidate certain of its investments to pay the applicable tax.

       Risks of Excise Tax and/or Penalties. A violation of the REIT Provisions, even where it does not cause failure to qualify as a REIT, may result in the imposition on AmREIT of substantial excise taxes, such as where AmREIT engages in a prohibited transaction where it is determined to be a dealer in real property. Because the question of whether such a violation occurs may depend on the facts and circumstances underlying a given transaction, it is possible that such violations could inadvertently occur. To reduce the possibility of an inadvertent violation, the Directors intend to rely on the advice of legal counsel in situations where they perceive REIT Provisions to be inconclusive or ambiguous.

       Changes  in  Tax  Laws.  The   discussions  of  the  federal  income  tax
considerations of this offering are based on current law, including the Code, the Regulations, certain administrative interpretations thereof and court decisions. Future events, such as court decisions, administrative rulings and interpretations and changes in the tax laws or Regulations, that change or modify these provisions could result in treatment under the federal income tax laws for AmREIT and/or the Shareholders that differs materially and adversely from that described in this Prospectus, both for taxable years arising after and before such event. There is no assurance that future legislation, administrative interpretations or court decisions will not be retroactive in effect.

       Risks for IRAs and Investors Subject to ERISA. Fiduciaries of a pension, profit sharing or other employee benefit plan subject to ERISA should consider whether the investment in Securities of AmREIT satisfies the diversification requirements of ERISA, whether the investment is prudent in light of possible limitations on the marketability of the Securities, whether the investment would be an improper delegation of control over or responsibility for plan assets and whether such fiduciaries have authority to acquire such Securities under the appropriate governing instrument and Title I of ERISA. Also, fiduciaries of an Individual Retirement Account ("IRA") should consider that an IRA may only make investments that are authorized by the appropriate governing instrument.

       Restrictions on Payment of Dividends. The terms of the Notes and present institutional credit arrangements may, in certain circumstances, restrict AmREIT from paying dividends on its capital stock, to some degree. Moreover, AmREIT may, in the future, enter into credit arrangements which restrict its ability to pay dividends on its equity securities. In general, these credit agreements provide that for as long as there is no default in the payment of principal or interest or any other default causing the acceleration of indebtedness, AmREIT will be permitted to pay dividends on its equity securities. The restrictions on payment of dividends could prevent payment of dividends on AmREIT's equity securities in the event it were unable to make the payment of principal or interest as required by such agreements.
See "THE MERGER - Description of The Notes."

       Risks of Development and Acquisition Activities. AmREIT will incur risks associated with any development activities it undertakes, including the risks that (i) occupancy rates and rents at a newly completed project may not be sufficient to make the project profitable; (ii) financing may not be available on favorable terms for the project; (iii) construction and lease-up may not be completed on schedule, resulting in increased debt service expense and construction costs; (iv) construction costs of a project may exceed original estimates, possibly making the project uneconomical; (v) zoning, occupancy and other required governmental approvals or authorizations may not be granted and development costs associated therewith may not be recovered; and (vi) development opportunities explored by AmREIT may be abandoned. Acquisitions of properties entail risks that investments will fail to perform in accordance with expectations and that judgments with respect to the costs of improvements to bring an acquired property up to standards established for the market position intended for that property will prove inaccurate, as well as general investment risks associated with any new real estate investment.

       AmREIT anticipates that its new developments and acquisitions will be financed under lines of credit or other interim forms of secured or unsecured financing. There is no assurance that permanent financing for such newly developed or acquired projects will be available or might be available only on disadvantageous terms. In addition, the fact that AmREIT must distribute 95% of its taxable income in order to maintain its qualification as a REIT will limit the ability of AmREIT to rely upon income from operations or cash flow from operations to finance new developments or acquisitions. As a result, if permanent debt or equity financing is not available on acceptable terms to refinance new developments or acquisitions undertaken without permanent financing, further development activities or acquisitions might be curtailed or cash available for distribution might be adversely affected. In the case of an unsuccessful development or acquisition, AmREIT's loss could exceed its investment in the project.

                                          THE MERGER

       The following discussion describes the material aspects of the Merger and the terms of the Merger Agreement. The detailed terms of the Merger are contained in the form of Merger Agreement attached as Annex 1 to this Prospectus. The following description is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference herein. AmREIT's shareholders and the Limited Partners are urged to read carefully.

Background of The Merger

       In late 1996, the General Partner began to consider equitable and material circumstances under which one or more of the Partnerships could be combined with AmREIT. The General Partner believed a combination of the Partnerships with AmREIT could, if structured in an equitable and efficient manner benefit the Limited Partners both by providing them an opportunity to expand and by diversifying their investment with an opportunity for liquidity. The General Partner believed such a combination would also benefit AmREIT's Shareholders by allowing an incremental expansion opportunity to acquire unleveraged assets for its equity and debt securities and to further increase its investment portfolio by leveraging those assets.

       In early 1997, the General Partner informally discussed AmREIT's possible acquisition of one or more of the Partnerships with the Independent Directors. While they generally felt such a transaction would be mutually favorable, they agreed that the General Partner's position as the controlling person of both the Partnerships and AmREIT's Adviser created a number of conflicts in structuring such a transaction. The Independent Directors were particularly concerned about the General Partner's service contracts with the Partnerships which would, as a practical matter, continue after their acquisition by AmREIT. The Independent Directors believed it to be in the best interests of the AmREIT Shareholders to negotiate the acquisition of the Partnerships only if AmREIT were self-managed. The Independent Directors informed the General Partner that for this and other considerations they would entertain a proposal to acquire the Adviser. In response, the General Partner informed the Independent Directors that AmREIT's acquisition of the Adviser would need to be independent of and in no manner conditioned upon any transactions between AmREIT and the Partnerships. These conditions being acceptable, negotiations for the Adviser Acquisition commenced in July 1997 and continued through December 31, 1997, when the Independent Directors approved the final terms of the Adviser Acquisition. During January and February 1998, the General Partner began structuring an offer to the Independent Directors. On February 10, 1998, the General Partner engaged Houlihan on behalf of the Limited Partners to render to each Partnership an opinion as to the fairness, from a financial point of view, of the consideration to be received by the Limited Partners in connection with the Merger, if and when approved by the parties. In late February, in anticipation of the General Partner's offer, the Independent Directors engaged Broocks, Baker & Lange, as special counsel, and Bishop-Crown as their principal advisers.

       On April 10, 1998, the General Partner presented his offer of Merger to the Independent Directors. The Independent Directors reviewed the proposal with AmREIT management (other than the General Partner), their financial adviser, Bishop-Crown and Broocks, Baker & Lange. During the remainder of March through early April, the Independent Directors further considered the offer and reviewed information regarding the Partnerships, much of which had been previously reviewed in connection with the Adviser Acquisition.

       In early April, the Independent Directors made a counter proposal to the General Partner. After further negotiations, the parties agreed in principal to the Merger terms, receiving final agreement as to price based on their review of, among other things, the 1997 year end financial statements of the Partnerships and AmREIT.

       Based on this agreement in principal, the Independent Directors and the General Partner instructed legal counsel to file an application for permit and request for a fairness hearing under the California Securities Law of 1968 (the "California Application"), which counsel filed with the California Department of Corporations on April 8, 1998.

       During the remainder of April and continuing through May 1998, the Independent Directors received and reviewed financial information regarding the Partnerships and advice from Bishop-Crown regarding likely value of the Partnerships to AmREIT in a controlled acquisition structure. The Independent Directors and the General Partner considered pro forma financial data based on various merger scenarios. During meetings on May 21, 22 and 23, 1998, the Independent Directors and the General Partner reached agreement on the price and terms of the Partnership Mergers. At a meeting held on May 23, 1998 the Independent Directors, acting as a majority of the Board of Directors, approved the Agreement of Merger between AmREIT and the Partnerships, directed counsel to amend the California Application to reflect the final terms of the Merger Offer and to prepare and file preliminary merger material for the Merger, as required under the Securities and Exchange Act of 1934 and directed Bishop-Crown to prepare its opinion on behalf of AmREIT that the Merger is fair, from a financial point of view, to AmREIT and its Shareholders.

The Independent Directors' Reasons and Recommendations for the Merger

       The Independent Directors, each of whom is unaffiliated with the General Partner and the Partnerships, believe that the terms of the Merger Agreement are fair from a financial point of view to the Shareholders and in the best interests of AmREIT and the Shareholders. The Independent Directors also unanimously believe that the Merger is fair to the Shareholders of AmREIT who are not affiliated with Mr. Taylor or AmREIT management. Accordingly, the Independent Directors have unanimously approved the Merger Agreement and such issuance of Shares thereunder, and recommend that the Shareholders vote for approval of the Merger Agreement and such issuance of Shares. As the Independent Directors determined that it would be in the best interests of the shareholders to acquire all or any one of the Partnerships, the Independent Directors did not condition the consummation of each of the Mergers on the consummation of any other Merger. Nevertheless, the Merger Agreement gives AmREIT the option of not consummating the Merger if only one of the Partnerships approves the Merger.

       In negotiating and agreeing to the terms and conditions of the Merger and the Negotiated Prices of the properties, the Independent Directors have acted solely on behalf of AmREIT. The Independent Directors are not affiliated with the general partners or the Partnerships and therefore owe no fiduciary duty to the Limited Partners in connection with such negotiations. In conducting their negotiations in connection with the Merger, the Independent Directors owe a fiduciary duty only to the shareholders of AmREIT, whose interests in connection with the Merger conflict with those of the Limited Partners.

       The Independent Directors' determinations as to the fairness of the Merger are directed only to the AmREIT shareholders and not to the Limited Partners, whose interests in connection with the Merger conflict with those of the AmREIT shareholders. In reaching their decision, the Independent Directors considered several factors, and consulted with AmREIT's management and Bishop-Crown. Set forth below the principal reasons, to which relative weights were not assigned, of why and how the Independent Directors made such determinations.

       (1) The Independent Directors have concluded that the Merger will increase (be accretive to) AmREIT's FFO and cashflow based on their analysis of the pro forma historical financial statements included in this Prospectus, forecasts and projections based on various assumptions and their analysis of the operating history and potential of AmREIT and the Partnerships. Based on their analysis, the Independent Directors believe the Merger will be accretive to AmREIT FFO and cashflow primarily because of three operational advantages AmREIT has over each of the Partnerships.
First, because of AmREIT's self-management structure, its costs for operating and administering the properties will be less than those incurred historically by the Partnerships. Based on historical experience in pro forma forecasts, AmREIT's costs are approximately
6% to 7% of gross rents compared to 9% or more for the Partnerships. Moreover, the Independent Directors believe AmREIT's administrative and management costs, as a percentage of total assets, should decrease in the future because of efficiencies of scale realized as its investment portfolio increases in size.
Secondly, AmREIT's current rate of distributions (approximately
$0.72 per share per annum) is less than the annual rate of distributions paid by the Partnerships (other than Fund III and Fund IV) to the Limited Partners on their investment. Thus, AmREIT's cost of equity capital is generally less than that of the Partnerships. Thirdly, unlike the Partnerships, which may not leverage their investments, AmREIT will be able to take advantage of positive leverage by the borrowing of additional funds and investing of those funds in additional properties. The Independent
Directors noted that AmREIT's borrowing costs on current and proposed credit facilities are currently 7.5% per annum and that, based on recently closed and contractually committed property acquisitions, the return currently available to AmREIT from property investments is 9.5% or more. Thus, in current financial and real estate markets, the revenues from available property investments exceeds the costs of acquisition financing, resulting in positive leverage. The Independent Directors also noted that the amount of accretion to AmREIT's cashflow resulting from the Merger will depend, upon other things, current borrowing rates, the returns available to AmREIT from the purchase of additional properties, and AmREIT's ability to maintain general administrative costs at prudent levels. The Independent Directors noted that the Merger is expected to be accretive to AmREIT's FFO and AmREIT's ability to pay distributions to Shareholders, even after dilution by reason of the issuance of the additional Shares to Mr. Taylor resulting from the Merger by reason of the Adviser Acquisition. Of course, in the event financial conditions and/or economic conditions change so that positive leverage is no longer available to AmREIT, the accretive effects of such positive leverage would be diminished or delayed. FFO is a widely accepted measure of an equity
REIT's operating performance. An increase in cash flow and FFO per Share as a result of the Merger or any other reason may result in a greater likelihood that distributions will be made to shareholders. FFO is calculated as net income, excluding gains or losses from sales of property, depreciation and amortization of real estate assets and recurring items of income or expense. The Independent Directors consider FFO an appropriate measure of performance of an equity REIT because it is predicated on cash flow analysis. However, FFO is not an alternative to measurements under GAAP and is not comparable to similar titled items recorded by other REITs.

       (2) The Independent Directors have concluded that the Exchange Price is a fair price for the Shares for the purposes of the Merger from the view point of AmREIT and the Shareholders. In concluding that the Exchange Price is fair to AmREIT and its Shareholders, the Independent Directors noted that the net price received by AmREIT in the most recent public offering was approximately $8.71 per Share ($10.25 per Share less offering expenses of 15% per Share). Conversely, in the Merger, AmREIT expects to realize a net value for its Shares equal to approximately $9.18 per Share (i.e., $9.34 per Share less estimated Merger expenses of approximately $.15 per Share). The Independent Directors noted that such analysis ignores the effect on the value of the AmREIT Shares of the recently completed Adviser Acquisition but that, based on the pro forma balance sheet, as of June 30, 1998, after giving effect to the additional Shares issuable to Mr. Taylor as a result of the Adviser Acquisition upon consummation of the Merger, the book value per Share of the AmREIT Shares will be increased from $7.47 to approximately $8.00 per Share.

       (3) The Merger will substantially increase AmREIT's total capitalization and increase its assets from approximately $27.2 million to approximately $55.0 million. This increased size affords several benefits. First, the Merger will increase the number of Shares outstanding, which should allow AmREIT to sooner establish a regular secondary market for the shares and result in greater liquidity for holders of the Shares if and when such a market exists. The Independent Directors believe that institutional investors prefer larger capitalization companies when making investment decisions due to greater liquidity, which allows the purchase and sale of larger volumes of Shares without disrupting the market for such Shares. The Independent Directors also believe that the credit rating agencies generally favor larger capitalization companies and view them as being more stable for unsecured debt investors. Management believes all of these factors increase the attractiveness of AmREIT to potential investors, and that the Merger should ultimately result in an improved ability to access favorably priced equity and debt capital.

       (4) The Independent Directors believe that the Merger will allow AmREIT to realize economies of scale by spreading costs over a larger number of properties located in AmREIT's existing markets, thereby improving AmREIT's profit margin.

       (5) As a result of the Merger, AmREIT will acquire the Partnerships' properties, most of which are located in AmREIT's existing market. The
Independent Directors believe that this should provide for easier assimilation of these new properties into AmREIT's existing portfolio because AmREIT currently has the resources to provide the leasing and management services for the properties formerly owned by the Participating Partnerships.

       (6) Following the Merger, AmREIT will be in the financial position to improve its access to attractively priced alternative sources of capital by expanding its geographic diversification and thereby reducing its vulnerability to recessions in any particular region. The last recession was a "rolling recession," because it affected the economies of different regions at different times. For example, the Southwestern United States went into and emerged from the recession earlier than the Southeast. The Independent Directors believe that the expansion into new areas should reduce the risk that a regional economic downturn will affect all of AmREIT's properties simultaneously, thus smoothing AmREIT's performance through the economic cycles.

       (7) The Independent Directors received and specifically adopted the Bishop-Crown Fairness Opinion that the consideration to be paid by AmREIT pursuant to the Merger is fair, from a financial point of view, to AmREIT as of the date of such opinion, based upon and subject to certain matters stated therein.

       (8) The Independent Directors received and reviewed presentations from, and discussions with, certain executive officers of AmREIT and Bishop-Crown regarding the business, real estate assets, financial, accounting and due diligence with respect to the Partnerships and the terms and conditions of the Merger Agreement, all of which supported the Merger.

       The Independent Directors were unable to compare the value of the Partnerships, as reflected, to recent market prices or historical market prices for their Units because there have been no significant recent resales of Units of any Partnership. The Independent Directors did not consider a comparison of current or historical book values of the Partnerships with those of AmREIT as a basis for judging a fair consideration to be paid for the Partnership assets because they do not believe that historical book value and/or depreciated value of real estate is a reliable indication of current market value. The Independent Directors did not consider going concern value of the Partnerships because they believe AmREIT will acquire the net assets of the Partnership in the Merger, not a continuing business. The Independent Directors considered the liquidation value of the Partnerships within the context of the market values of the Partnership's net assets being acquired in the Merger, as described above, and as set forth in the Bishop-Crown Fairness Opinion analysis.

       The Independent Directors and management also discussed certain potential negative factors and risks that could arise or do arise from the Merger. These potential negative factors and risks include the following:

              (a) The Exchange Price is fixed. Therefore, if the fair value of the Shares is higher on the Effective Date of the Merger than the amount of the Exchange Price, the number of Shares to be received by the Limited Partners in the Participating Partnerships will not be reduced, thereby increasing the value of the consideration to be received by the Limited Partners in the Merger. The Independent Directors believe this fact was mitigated by the fact that the number of Shares to be received by the Limited Partners in the Participating Partnerships will not be increased if the value of the Shares is lower on the Effective Date of the Merger.

              (b) Costs related to the Merger (including legal and accounting fees, financial advisory fees, printing and other costs) are expected to be significant.

              (c) AmREIT's management will have to devote a great deal of time and effort to effectuate the Merger.

              (d) The Merger will not initially result in a significant increase in the size and diversification of AmREIT's property portfolio, but will, to the contrary, further concentrate AmREIT's property investments in the state of Texas. AmREIT currently has properties in Arizona, Texas, Georgia, Kansas, Louisiana, Missouri, Delaware and Mississippi. The Merger adds four additional states: Oklahoma, Colorado, Minnesota and Tennessee. Management considers each of these to be attractive markets. Based on internally generated estimates of value, approximately 50% of AmREIT's investment in properties is currently in Texas. Following the Merger, AmREIT's investment in properties will continue to be concentrated in the state of Texas; approximately 50% of AmREIT's property will be outside the state of Texas. The Independent Directors believe that geographic diversification is necessary in order to improve AmREIT's access to attractively priced alternative sources of capital.

              (e) The Independent Directors also considered the possibility that the amount AmREIT pays for Units to Limited Partners making the ALV Payment Election could exceed the value of such Units agreed to for the purposes of the Merger. This would occur if the Appraised Value of a Partnership's properties, which will not be determined until after the Effective Date, is greater than the Negotiated Price of the property. While possible, the Independent Directors believe such a result is unlikely because of the Bishop-Crown Fairness Opinion, the Houlihan Fairness Opinion, comparable pricing information regarding sales and offers of similar properties in the areas the Partnership Properties are located, AmREIT's experience (including purchases and sales) with similar properties in such locations and the transaction costs of 5% of the Appraised Value of the properties to be taken into account in calculating the ALV of each Partnership.

The General Partner's Reasons and Recommendations for the Merger

       The General Partner believes and the Corporate General Partner of each Partnership believes that the terms of the Merger Agreement, including the consideration to be received by the Limited Partners in the Merger, are fair to and in the best interests of the Limited Partners of each Partnership, each of whom is unaffiliated with. Accordingly, the General Partner and the board of directors of each corporate general partner has approved the Merger Agreement and recommend that the respective Limited Partners vote for approval of the Merger Agreement and amendment of the respective Partnership Agreements.

       None  of  the  corporate   general   partners  engaged  an  independent
representative for itself or the Limited Partners in connection with negotiating the terms of the Merger. Each corporate general partner has expressly relied upon and adopted the analysis and conclusions of its chief executive officer, sole director and majority shareholder, Mr. H. Kerr Taylor, in connection with finding the Merger to be fair and recommending the Merger to the Limited Partners of its respective Partnership. The Board of Directors of each corporate general partner has specifically adopted the Houlihan Fairness Opinion with respect to its respective Partnership.

       The General Partner's fairness determination in the case of each Partnership was based upon the transaction as a whole, as well as the combination of less than all Partnerships, because each Partnership's value for the purposes of the Merger is its Net Asset Value. The General Partner believes that Net Asset Value is a reasonable estimate of the value of each Partnership for the Merger as it is directly derived from the value of the Partnerships' net assets at the Effective Date.

       The Net Asset Value of each Partnership was determined independently of those of the other Partnerships, except in those instances where a Partnership jointly owns an investment with one or more other Partnerships. In each such case, the Negotiated Price of the property was determined assuming a 100% ownership and control of the property. The Negotiated Price so determined was then allocated to the co-owners in accordance with the percentage of ownership. No premium was allocated for a majority or controlling interest in these jointly owned properties and no discount was made with respect to a minority ownership interest in such properties. The General Partner believes that the Net Asset Value methodology was consistently applied to each Partnership will not result in valuations more favorable to some Partnerships over others. The General Partner determined that the fairness to Limited Partners of each Partnership, considered separately, of the Merger Agreement and the transactions contemplated thereby will therefore not be materially affected as to any Partnership in the event the Merger is completed in any combination with fewer than all Partnerships.

       The General Partner has concluded that the Exchange Price is a fair valuation of the AmREIT Shares for the purposes of the Merger from the view point of the Limited Partners. The General Partner bases his belief on, among other analyses, his conclusion that, in the absence of current trading information, the Shares can be fairly valued by reference to recent cash prices paid for them by public investors. AmREIT last sold its common stock to public investors at a price of $10.25 in May 1998. The General Partner also considered possible enhancement to the value of the Shares due to AmREIT's attractive property investments since that offering and its subsequent transformation to a self-managed REIT through the Adviser Acquisition. The General Partner noted that most of the costs from the Merger will be born by AmREIT, if it is consummated, and that the Partnerships (with the exception of disposition fees paid by Fund III, Fund IV, Fund V and Fund VI) will not incur sales and/or liquidation expenses which they would expect to incur if their properties were liquidated. In circumstances where the Partnerships sold their properties and liquidated, they would expect to incur liquidation costs of 5% or more of the price of the properties and, thus, distribute to their Partners 95% or less of the net proceeds from the sale of their properties. Also, Limited Partners seeking to reinvest their distributions would expect to pay transaction costs (including securities commissions) of 5% or more.

       The General Partner also considered that, immediately after the Merger is consummated, the Limited Partners' return on the Shares received in the Merger as a percentage of their original investment in their Partnership will be less than they currently receive from their Partnership (except in the case of Fund III and Fund IV). However, the General Partner believes that this reduction will be temporary and that the future return realized by Limited Partners from their AmREIT Shares will be greater, on a cumulative basis, than that which they would realize if they remained in their Partnership. This is because the revenues of the Partnerships, to varying degrees, are derived from aging leases on depreciated properties. The General Partner anticipates that Partnership distributions will decrease at varying rates in the future, as the leases near expiration and the Partnership incurs costs in connection with lease renewals and/or replacements and with the costs of property rehabilitation and/or tenant improvements. Thus, while the current Partnership distributions exceed dividends paid on the Shares, the General Partner believes that the return from the Shares will be greater than that which could be received from the Partnership over the next 3 to 5 years. Conversely, the General Partner believes that AmREIT, as a result of the Merger and its expanded growth financed thereby, will grow its asset base and FFO. Based on an analysis similar to that of the Independent Directors, the General Partner concluded that an investment in AmREIT will be accretive to AmREIT's Shares, including Shares issued to the Limited Partners in the Merger. Also, the General Partner believes that, at least qualitatively, an investment in AmREIT Shares will have greater value than a like investment in Partnership interests because of the added liquidity of an investment in the Shares. In agreeing to the Exchange Price, the General Partner also considered his conclusion that the Negotiated Prices of the properties fairly represent the current value of the properties of each Partnership.

       In reaching their conclusion, the General Partner and each corporate general partner did not consider a Partnership's net book value in reaching their conclusions regarding the fairness of the Merger because they do not believe net book value to be a reliable measure of the value of either the Partnership or its properties. As described below, the General Partner and each corporate general partner considered the estimated going concern values of the Partnerships. Because of the factors described above, including aging of property leases and increasing deferred rehabilitation and/or re-leasing costs, the General Partner and each corporate general partner believe that the going concern value of each Partnership is no greater than its Net Asset Value for the purposes of the Merger. The General Partner and each corporate general partner also considered the Liquidation Value of the Partnership as measured by the likely value to be realized by the Partnership in the event of the orderly sale of its properties over a 12-month period, net of anticipated sales and transaction costs of 4% to 6%. In each case, the General Partner and the corporate general partners believe that the Negotiated Price of the properties was at least equal to their estimated Liquidation Value for each Partnership.

       The General Partner has also concluded that the ALV Payment Election provides those Limited Partners who do not desire to continue their investment through the receipt of either Shares or Notes the opportunity to receive a fair cash payment for their Partnership investment. The General Partner noted that the determination of the payment amount will be determined on the basis of the Appraised Value, as determined by a qualified, independent appraiser. The General Partner also noted that the Appraised Value would be determined on the basis of an orderly liquidation of the Partnership's properties over a 12-month period. AmREIT is required to determine and make the ALV payment within the first anniversary of the Effective Date, which payment will include an additional amount equal to 6% per annum of the ALV of the Units from the Effective Date.

       Neither the General Partner, nor any Corporate General Partner retained an unaffiliated representative to act on behalf of the Limited Partners. Also, the Negotiated Prices of the Partnerships' properties are not based on an appraisal of the properties by an independent real estate appraiser. In determining not to engage an unaffiliated representative or an independent appraiser, the General Partner had the conflicts of interest with the Partnerships and Limited Partners. See "CONFLICTS OF INTEREST" and "RISK FACTORS." The General Partner believes that the absence of independent representation and appraisals by independent real estate appraisers is mitigated by the similarity of the Partnerships, their investments and financial condition and his longstanding relationship and his familiarity with each Partnership. The Partnerships have the same investment objectives and restrictions as their properties are generally located in the same markets and are of similar size and quality. Of the 32 properties owned by the Partnerships, 14 are jointly owned
by two or more Partnerships.   The General Partner was responsible for acquiring
each Partnership's properties and is familiar with each property, its condition and its local market. The General Partner also conferred with Houlihan and, informally with other, unaffiliated real estate professionals regarding local real estate market conditions and similar factors which could influence the value of the properties. The financial status of each Partnership is substantially the same as each typically maintains a positive net cash and none has significant debt. The properties of each Partnership are under net lease to the same tenants with similar credit risks. The General Partner believes all of these factors enable him to adequately evaluate, negotiate and determine a fair value of each Partnership property in a manner consistent with his fiduciary duty to the Limited Partners.

       The General Partner and the general partner(s) of each of the Partnerships have adopted Houlihan's Fairness Opinion to the Partnership. The General Partner also noted that Houlihan determined that the consideration to be received by the Limited Partners of each Partnership in connection with the Merger is fair from a financial point of view to the Partnerships'
Limited Partners. Houlihan was engaged to represent each Partnership and the interests of its Limited Partners, as a group in connection with its determination as to the fairness of the consideration to be received by the Limited Partners from a financial point of view without taking into account the specific financial interest of any person or group of investors.

Alternatives to the Merger

       The General Partner's assessment of the fairness of the proposed Merger was also based on the review of different alternatives that were available. The evaluations of the different alternatives included, but were not limited to liquidation of the Partnerships, continuation of the Partnerships through an orderly liquidation period (estimated at up to six years) and reorganization of the Partnerships into one REIT or up to ten separate REITs. In order to determine whether the Merger or one of its alternatives would be more attractive to the Limited Partners, the General Partner compared the potential benefits and detriments of the Merger with the potential benefits and detriments of the alternatives. The General Partner believes that each of the Merger and its alternatives offers potential benefits and suffers from potential detriments not possessed by the other alternatives. Set forth below are the conclusions of the General Partner and the boards of directors of the corporate general partners regarding the comparisons of the Merger to its alternatives and a detailed discussion of the potential benefits and detriments of each of these alternatives.

       Liquidation. An alternative to the Merger would be liquidating each Partnerships' assets, distributing the net liquidation proceeds to the general partners and the Limited Partners in accordance with the Partnership Agreements, and thereafter dissolving the Partnerships. Through such liquidations, the General Partner would provide for a final disposition of the investors' interest in the Partnerships.

              Benefits of Liquidation. Any net proceeds realized upon the liquidation of a Partnership would be utilized by Limited Partners for investment, business, personal or other purposes. If the Partnerships liquidated their assets, such assets would be valued through arm's length negotiations between the Partnerships and the prospective purchasers. Except as described under "Offers from Third Parties" below, none of the Partnerships has to date received any unsolicited offers to purchase their properties.

              Disadvantages of Liquidation. Since the Partnerships were organized, significant changes have taken place in the financial and real estate markets that have had a material adverse impact upon the value of commercial real estate. In the 1980s and early 1990s, the United States real estate market experienced one of the worst real estate cycles in recent history. Also, the savings and loan industry, one of the largest sources of real estate investment financing, experienced a crisis which sharply curtailed lending as well as prompted a large number of property sales, contributing to the oversupply. In addition, a significant change in tax laws made investment in real estate less attractive and reduced the pool of prospective real estate buyers. Other sources of capital such as life insurance companies and pension funds reduced their investment in real estate as the market became less favorable. All of these factors, as well as other less apparent ones, contributed to reductions in the revenue streams and a loss in value in all types of real estate located across the nation. Most real estate markets have become stronger over the past 12 to 18 months, and most value has been regained. However, even in improving markets, liquidation of an entire portfolio within a short period of time typically produces substandard valuations and may prevent all Partnerships from maximizing the net proceeds from a sale of a property which may otherwise be achievable. The General Partner favors the Merger as a means for permitting Limited Partners to take advantage of the currently favorable market valuations of publicly traded REITs relative to the private market valuations of the underlying real estate assets.

              Liquidation Procedures. The process for liquidating the Partnerships' assets is in large measure within the control of the Limited Partners. The General Partner is not authorized, without notice to or the approval of the Limited Partners, to sell, refinance or otherwise dispose of all or substantially all of the Partnerships' assets. Liquidation may be accomplished through a series of separate transactions with the same or different purchasers or as a part of a multi-property transaction that might also involve properties owned by other Partnerships. The General Partner will need to engage real estate brokers and possibly other professionals to assist with the disposition of the Partnerships' properties. These persons may assist with the identification of prospective purchasers, arrangements for asset financing, and assistance with the structure of the transaction. The General Partner, as a fiduciary to the Limited Partners, remains responsible for determining the terms and conditions of the transaction. Each partnership can expect to incur costs for these professional and closing costs which, in the aggregate, will range from 3.5% to 5% of the sales prices of their properties. These amounts would be in addition to any disposition fees or other compensation payable to the General Partners by reason of the Partnership's liquidation.

       Another significant consideration for the General Partner would be the decision whether to insist upon payment in full upon sale of a property or to accept a portion of the sale price at closing and the balance through installment payments. Acceptance of a sale proposal providing for deferred payments would extend the life of a Partnership until receipt of those amounts by the Partnership and their distribution in accordance with the Partnership Agreement. Such arrangements would also expose a Partnership to the risk that deferred payments might not be collected in full and that the Partnership might be forced to foreclose on any collateral given to secure payment of the deferred obligations.

              General Partner's Recommendation and Comparison With Merger. The General Partner favors the Merger over liquidation of the Partnerships' assets based upon the General Partner's conclusion that the Merger permits Limited Partners the opportunity to take advantage of the currently favorable market valuations of publicly traded REITs relative to the private market valuations of the underlying real estate assets. It is the General Partner's belief that publicly traded REITs are favorably viewed in the public market in comparison to private valuations of the underlying real estate assets. The value derived in a publicly traded REIT is based on the continued growth ability of AmREIT, which is intended to generate a constant source of cash flow in order to provide distributions to shareholders. The value of a publicly-traded REIT is measured on a daily basis as the stock is traded on the stock exchange and is generally priced at a premium over underlying asset values. The dividend yields of stocks of REITs with investment objectives comparable to those of AmREIT currently range from approximately 6% to 9%. Comparable real estate assets in the areas where the properties are located are currently valued between 9.5% to 11.0% capitalization rates. A publicly-traded REIT allows investors to invest in real estate with the greater degree of liquidity afforded by an exchange-listed security. Further, the General Partner believes that the value to each Limited Partner in an immediate liquidation of each Partnership would be less than the consideration to be received under the Merger. This is due in part to the fact that each Partnership would incur selling costs for each individual property or the portfolio as a whole and the General Partner believes the sale of multiple assets in a short defined period would likely result in a discount of the property values from fair market value. An immediate liquidation would also require legal, accounting and printing costs to prepare a proxy or consent solicitation statement requesting an approval from all Unit holders to approve the liquidation values.

       Continuation of Partnerships. A second alternative to the Merger would be to continue each of the Partnerships in accordance with its existing business plan, with the Partnership remaining as a separate legal entity, with its own assets and liabilities, and continuing to be governed by its existing Partnership Agreement. Nothing in the Partnerships' organizational documents requires the General Partner to proceed with liquidating the Partnership's assets in today's real estate markets. While the disclosure documents, pursuant to which the Units were offered to the public, disclosed the intentions of the Partnerships to liquidate their assets after a maximum of ten to twelve years from acquisition, depending upon the program, the General Partner is not under a legal obligation to liquidate assets within that time frame. To the contrary, each of the Partnerships has an original intended operating life of ten or more years, and the Limited Partners were advised that the liquidation of the Partnerships would be in the control of the General Partner.

              Benefits of Continuation. A number of advantages would be expected to arise from the continued operation of the Partnerships. Limited Partners should continue to receive regular quarterly distributions of net cash flow, arising from operations and the eventual sale of the partnership properties. Since the Partnerships are not obligated to dispose of their assets at any particular point in time, continuing the Partnerships allows the General Partner to select the most opportune time for disposing of the Partnerships' assets, irrespective of the expected holding period set forth in the original disclosure documents. In addition, the decision to continue the Partnerships, if selected, would mean that there would be no change in the nature of the Limited Partners' investment. Continuation of the Partnerships avoids most disadvantages that might be deemed inherent in the Merger.

              Disadvantages of Continuation. The primary disadvantage with continuing the Partnerships is the failure of that strategy to secure the benefits that the General Partner expects to result from merging the
Partnerships' assets into AmREIT. These benefits are highlighted under "Background and Reasons for Merger." The Limited Partners of a Partnership which does not participate in the Merger should be prepared to continue holding their investments in such Partnerships for the foreseeable future. For at least some of the Partnerships, Limited Partners' investments could be held beyond the time period originally contemplated for the length of those investments. Limited Partners also will not have the opportunity for liquidity that will be afforded through the establishment of a secondary market for the Shares. By not participating in the Merger, Limited Partners could miss the opportunity of taking advantage of the currently favorable markets for the equity securities of REITs, which markets today may value real estate assets more favorably than such assets are valued in the real estate markets themselves. There is no established public trading market for the Units. The General Partner has not historically assisted Limited Partners desiring to transfer Units. The purchase price for the Units in the secondary market is subject to negotiation between the buyer and seller. Another disadvantage of continuation as a limited partnership is that Limited Partners would continue to be burdened by the more complicated Schedule K-1 for the reporting of the financial results of the Partnerships.

       General Partner's Recommendation and Comparison With Merger. The General Partner has concluded that continuation of the Partnerships is not as attractive an alternative as the Merger based on the benefits of the Merger which Limited Partners would forgo in the event of continuation of the Partnerships.
Specifically, the Limited Partners would not realize the liquidity or diversification afforded by the Merger, would not benefit from the currently favorable markets for the equity securities of REITs, which markets today may value real estate assets more favorably than such assets are valued in the real estate markets, and would not be able to participate in new real estate investment opportunities.

       Continuing each Partnership in accordance with an orderly liquidation plan would enable the Partnerships to sell each property at a different time to maximize price. The downside to this option is that the estimated projected time frame for a complete liquidation of the Partnerships ranges from an additional one to six years. This additional time frame would place the Partnerships in a position that exceeds the originally anticipated holding period for these real estate investments. During this extended time frame, each individual investor would remain in an illiquid investment vehicle without the ability to reasonably exit the investment. Because of the relatively small total size of each Partnership, the advantages of diversification and liquidity would not be available. Given the size and number of properties held by each of the Partnerships, the sale of each individual property would cause each Partnership to continue to cover fixed administrative charges with the remaining properties, resulting in future reductions in partnership distributions. In addition, the Partnership Unit holders would continue to have the burden of incorporating yearly K-1s with their personal tax returns. Conversely, AmREIT is expected to have a substantially larger, more diversified, investment portfolio than any particular Partnership, which reduces the risks associated with any particular assets or group of assets, increases AmREIT's ability to access capital markets for new capital investments and eliminates duplication in administrative services, reporting and filing.

       Reorganization of Partnerships as One REIT or as Separate REITs. The General Partner considered the advisability of reorganizing the Partnerships into one or more separate corporations taxed as a REIT. If approved, such action would have provided some of the advantages contemplated by the Merger.

              Benefits of Reorganization. Such reorganization would be expected to (i) provide investors in the reorganized entities with some liquidity; (ii) permit distribution to investors of a simpler federal income tax Form 1099-DIV (compared to the Schedule K-1); and (iii) potentially be formed tax-free to the Limited Partners.

              Disadvantages of Reorganization. The General Partner believes that the reorganization of the Partnerships into separate REITs has a number of significant disadvantages. Substantial costs and expenses would be incurred by a Partnership were it to separately pursue reorganization into a separate REIT. The General Partner estimates that such costs in the aggregate would significantly exceed the expected costs for the Merger. Because of the size of the Partnerships, the General Partner believes such reorganization would result in a limited market for the shares of the newly formed REITs. While the size of the combined Partnerships would exceed the size of the current REIT, the combined Partnerships would be significantly smaller than a post-Merger combined Partnerships and REIT. Also, a REIT created by combining the Partnerships would be externally managed unless significant additional expense (and likely dilution in ownership of the Limited Partners) was incurred by the Partnerships. For these reasons, the General Partner also believes that reorganization of all the Partnerships into one REIT would not provide the portfolio size or diversification or the structure of internal management necessary to attract growth capital to the new entity. It is unlikely that the Partnerships, if organized into one or separate REITs, would in the near future permit a market as broad based and as active as the market that should develop from the merger of the Partnerships into AmREIT.

              General Partner's Recommendation and Comparison With Merger. The General Partner believes that the reorganization of the Partnerships into one REIT or as separate REITs would present the potential detriments of the Merger without providing many of its potential benefits, such as the likelihood of the sooner creation of an active and broad-based market for the REIT's securities, elimination of conflicts of interest among the various Partnerships, increased diversification, access to an existing publicly-traded vehicle such as AmREIT and more immediate growth potential and improved access to the capital markets. In addition, the General Partner believes that the cost of pursuing the reorganization would be significantly greater than each Partnership's pro rata share of the Merger expenses, which expenses will be paid by AmREIT if the Merger is approved or, in certain circumstances, paid in substantial part by the General Partner if the Merger is not approved.

       The consideration of rolling up the Partnerships into a single REIT was not attractive as an alternative due to the small size of the ultimate portfolio. Also, the transaction and REIT formation costs in reorganizing the Partnerships into one REIT would be significant for each Partnership. The consideration to have individual REITs was not achievable due to similar reasons stated for rolling up the ten Partnerships into a single REIT. The General Partner concluded that the size of the individual REITs would be too small in the public market to be an attractive investment, therefore making it a difficult vehicle to generate long-term value and liquidity for the Limited Partners.

       Summary of Positive and Negative Factors Considered by the General Partner. Following is a summary of the positive and negative factors considered by the General Partner in recommending the Merger to the Limited Partners of each Partnership. After considering each of these factors individually and in the aggregate, the General Partner strongly recommends that the Limited Partners vote for the Merger. The General Partner did not assign a relative weight to these factors.

       o The General Partner believes that the economic terms of the Merger Agreement, including the Exchange Price for each Partnership and the 55.1% equity interest in the combined AmREIT entity to be received by the Limited Partners, assuming all Partnerships participate in the Merger, are favorable to the Limited Partners.

       o      The  General  Partner  believes  that the Net Asset  Values of the
              Partnerships   represent  fair  estimates  of  the  value  of  the
              Partnership net assets, and constitute a reasonable basis for allocating the consideration offered by AmREIT among all Partnerships that may be combined through the Merger.

       o The General Partner believes that in the future, the combined entity will have improved access to capital markets for future growth and Limited Partners will have enhanced liquidity as a result of the larger total equity market capitalization of the combined entity.

      o As separate legal entities with different investors, each of the Partnerships must segregate its assets and liabilities (to avoid commingling assets), conduct operations independently, and maintain separate books and records for the preparation of financial statements, tax returns, investor information and, as required, reports and filings to be made to various governmental regulatory agencies. The assets of one Partnership cannot be employed for the benefit of one or more of the other Partnerships and the general partners' fiduciary duties prevent them from pursuing activities favoring some Partnerships to the disadvantage of other Partnerships. Due to the separate nature of the Partnerships, with their different groups of investors,the general partners must always be mindful of the separate programs, and treat them separately, even if other courses of action would benefit most if not all of the Partnerships. Potential conflicts of interest arise in the allocation of management resources and efforts to refinance or dispose of properties. In contrast, the Merger places substantially all of the assets of the Participating Partnerships into AmREIT, and allows such assets to be used to achieve a common set of investment objectives without taking into account the differences among the Partnerships. The General Partner therefore concluded that, through the Merger, AmREIT could secure advantages that cannot be fully pursued by the Partnerships acting on their own. Such advantages include, but are not limited to, the opportunity of making new investments, the availability of financing and taking advantage of certain business opportunities (which may not be profitably pursued by any of the Partnerships).

       o The General Partner reviewed the terms of the Merger Agreement, including the mutuality of the representations, warranties and covenants, the requirement that each party consult with the other on significant business and financial matters prior to consummation of the Merger, and the ability of the General Partner to pursue an unsolicited superior competing transaction should its fiduciary duties so require, and believes that they were fair to the Limited Partners.

       o The General Partner believes that the Merger will result in simplified tax administration for most Limited Partners. Shareholders will receive Form 1099-DIV to report their distributions from AmREIT. Forms 1099-DIV are substantially easier to understand than the more complicated Schedule K-1 prepared for the reporting of the financial results of the Partnerships.

      o Each year the Partnerships must prepare up to ten separate sets of financial statements, annual and quarterly filings for the Commission, tax returns and investor communications. The accurate preparation of this material requires substantial management time and effort. Furthermore, to the extent other service providers, such as legal counsel, accountants, appraisers land use consultants and other professionals, render services benefitting two or more of the Partnerships, relative to the benefits afforded the Partnerships, costs and expenses associated with and services must be fairly and equitably allocated among the Partnerships. The General Partner therefore believes that, by combining the Participating Partnerships into a single ownership entity, the Merger should eliminate much of the duplication in reporting, filing, and other administrative services, simplifying administration of the consolidated entities including tax administration as described below. The General Partner found it difficult to quantify to what extent, if any, this merger of functions would reduce the overall cost of administrative services For example, while the Merger reduces the number of entities for which administrative services are required, the Merger will not reduce the number of investors or the assets under management. The General Partner concluded that whether or not the Merger reduces the overall costs, it should eliminate the risk of misallocating expenses benefitting one or more of the programs, and the problems of determining a fair method of allocating common costs and expenses, and simplify the preparation of financial statements, tax returns, investor information and reports and filings otherwise required.

       o The General Partner has seen in recent years a number of significant changes take place in the financial and real estate markets. These same factors created attractive investment opportunities for investors which have access to capital. The General Partner also concluded that the Partnerships are not in a position to take advantage of these opportunities since they have already committed their capital and are not authorized to reinvest proceeds from the sale of their properties or to raise additional funds. The General Partner believes that, in contrast, AmREIT can take advantage of investment opportunities that may be available in current real estate markets because it has both the right to reinvest net sale or refinancing proceeds and the authority to raise additional capital, through the sale of debt and/or equity securities, to
              finance investments.   This ability  will  allow  those  Limited
              Partners who become shareholders in AmREIT to participate in investment opportunities in the current real estate market.

      o Moreover, the General Partner further believes that even if the Partnerships were able to raise additional funds through debt or equity offerings, AmREIT, as a combined entity, could more easily issue additional debt and equity securities on more attractive terms than would be available to any of the Partnerships due to its larger base of assets and shareholders' equity. If all of the Partnerships participate in the Merger, AmREIT will control assets having a value of approximately $55.2 million. The General Partner believes that AmREIT's capital base may make it a more attractive candidate for the services of investment banking firms, financial institutions, institutional lenders and others interested in placing large amounts of capital. Generally speaking, all other conditions being equal, the cost of money for large borrowers is less than the cost of money for borrowers having a smaller capital base.

       o By combining the Partnerships with AmREIT, the Merger will create an investment portfolio substantially larger and more geographically diversified than the portfolio of any of the Partnerships. The General Partner therefore concluded that this increased size and the resulting consolidation of operations would spread the risk of an investment in AmREIT over a broader group of assets and reduce the dependence of the investment upon the performance of any particular asset or group of assets, such as assets in the same geographical area.

              In recommending that the Limited Partners vote for the Merger, the General Partner considered the following potentially negative factors in his deliberations concerning the Merger:

       o The General Partner did not retain an unaffiliated representative to act on behalf of the Partnerships, either individually or as a group, or on behalf of the Limited Partners in the Merger, and the Negotiated Prices of the Partnership properties were not determined by an independent real estate appraiser.

       o Because the Exchange Price is fixed, a decline in the value of the Shares would reduce the value of the consideration to be received by Limited Partners in the Merger. This factor was mitigated, in the General Partner's view, by the fact that because of the fixed Exchange Price Limited Partners would benefit from any appreciation in the price of the Shares.

       o AmREIT intends to maintain distributions at current levels following the Merger, if consummated; however, there is no assurance it will be able to do so or, if made, such distributions will not exceed AmREIT's net income and/or FFO for the periods to which they relate.

       o There are numerous conditions to AmREIT's obligation to consummate the Merger.

       o      The anticipated benefits of the Merger may not be realized.

       o Under the terms of the Merger Agreement, each of the general partners is prohibited from initiating, soliciting or encouraging any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, a transaction which would compete with the Merger except that, if the general partner determines in good faith after consultation with outside legal counsel that it is required by its fiduciary obligations to do so, the general partner may, among other things, respond to and engage in discussions and negotiations with persons making unsolicited proposals or inquiries and may approve or recommend such a transaction.

       o The Partnerships currently have no leverage (borrowings). Upon completion of the Merger, AmREIT intends to immediately increase its leverage to levels up to approximately 50% of its total post-Merger real estate value.

       o AmREIT has only recently completed the Adviser Acquisition and the anticipated benefits therefrom may not be fully realized.

       o Each Partnership electing to participate in the Merger is required to pay its Proportionate Share of the Partnership Expenses estimated to total $150,000. Also, if a Partnership terminates the Merger Agreement without good reason, as defined, or under certain other circumstances, it would be required to pay to AmREIT its Proportionate Share of liquidated damages of up to $500,000.

       o The Merger will result in taxable income or loss to each Limited Partner. Because the Merger will result in an exchange of Units for Shares, no Limited Partner will receive cash (other than cash in lieu of fractional Shares) in the Merger to pay any taxes due on any taxable income arising as a result of the Merger.

       o      AmREIT  intends to acquire by development  and/or  purchase one or
              more  properties  with  post-Merger   financing  proceeds,   which
              property(ies) are currently unidentified.

       In light of the wide variety of factors, both positive and negative, considered by the General Partner, the General Partner found it impracticable to quantify or otherwise assign relative weights to the specific factors considered in making its determination. However, in the General Partner's view, the potentially negative factors considered by it were not sufficient, either individually or collectively, to outweigh the positive factors considered by the General Partner in his deliberations relating to the Merger. In addition, except as detailed above, no analysis or attempt to quantify any financial or operational benefits or detriments was made.

THE GENERAL PARTNER BELIEVES THAT THE TERMS OF THE MERGER AGREEMENT, INCLUDING THE CONSIDERATION TO BE RECEIVED BY THE LIMITED PARTNERS IN CONNECTION WITH THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF THE RESPECTIVE LIMITED PARTNERS AND HAS APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT THE RESPECTIVE LIMITED PARTNERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND AMENDMENT TO THE PARTNERSHIP AGREEMENTS AND FOR APPROVAL OF THE APPLICABLE RELATED TRANSACTION.

       In the event the Merger is not consummated for any reason, each Partnership will continue to pursue its business objectives of maximizing the value of its properties.

Offers From Third Parties

       The General Partner has not received any offers to purchase any Partnership properties from unaffiliated third parties during the past twelve months.

The Notes

       General. The Notes are part of a series of up to $10,000,000 in principal amount of 6.0% Notes due December 31, 2004, which may be issued pursuant to the terms of the Loan Agreement. The Notes will be issued as of the Closing Date and will bear interest from the date of issuance. Elections to receive Notes in lieu of Shares in the Merger will be accepted on the basis described elsewhere in this Prospectus. The material terms of the Loan Agreement are described below, and a copy of the Loan Agreement may be obtained upon request from AmREIT.

       Registered Form. The Notes will be issued in registered form, without coupons, in denominations of the exact amount of the investment. Ownership of the Notes will be documented only on the records of AmREIT, and such documentation will constitute the sole evidence of ownership. The copies of the Notes issued to the Noteholders will be facsimiles and will not be negotiable. Transfers of the Notes will be effective only when evidenced on the records of AmREIT.

       Transfers Of Record. The Notes may be transferred only on the records of AmREIT upon written request to transfer in a form specified by AmREIT, and delivered to AmREIT at its principal business offices together with the Noteholder's facsimile copy of the Note. No service charge will be made for the registration of transfer or exchange of the Note, but AmREIT may require payment of a sum sufficient to pay any transfer tax or similar governmental charge payable in connection with a transfer of the Note.

       Interest and Principal Payments. Interest will be paid at the rate of 6.0% per annum, uncompounded, from the date of issuance. The Loan Agreement provides for AmREIT to make payments to the holders of the Notes as follows:

                    (1) quarterly installments of accrued interest on the fifth day of the first calendar quarter following the Closing Date and on the fifth day of each calendar quarter period thereafter with respect to interest accrued during the immediately preceding calendar quarter until the Maturity Date (interest will be computed on a 365-day year for actual days elapsed); and

                    (2) the unpaid balance of principal and accrued interest on the Maturity Date.

       AmREIT will pay principal and interest by check, and will mail such checks to the Noteholder's address of record as of the last day of the calendar quarter for which interest is paid. The names and addresses of registered holders of the Notes (the "Noteholders") will be maintained by AmREIT at its principal business offices. A Noteholder's "address of record" will be the address specified in the subscription documents, or such other address of which the Noteholder advises AmREIT by written notice. The Notes will not be subject to a sinking fund.

       Maturity. Unless sooner redeemed or called as described below, all Notes will mature on December 31, 2004 (the "Maturity Date"), at which time the entire unpaid balance of principal and accrued interest will be due and payable.

       Redemption by AmREIT. The Notes may be called for prepayment by AmREIT, in whole or in part, at any time, or from time to time, by delivering to the Noteholders' address of record a written notice of such redemption. Such notice shall be made not less than 30 days nor more than 60 days prior to the Redemption Date. The Redemption Price of the Notes will be their unpaid principal balance plus accrued interest to the date called for prepayment (the "Call Date"). To the extent that less than all of the Notes are called for redemption, the Notes may be redeemed either pro rata or by lot in the sole discretion of AmREIT.

       Satisfaction and Discharge. Upon maturity, AmREIT will make payment to the Registered Noteholder at his or her address shown on the records of AmREIT on the date of payment. Upon such final required payment, the Notes will be paid in full and cease to be outstanding. The Noteholder's copy of the Note, which is a facsimile, need not be presented to AmREIT for payment. The Company's obligation to pay interest on the Notes will end on the Maturity Date.

       Nature of Obligation. The Notes constitute general obligations of AmREIT. In the event AmREIT should default on the Notes, the Company's obligation for payment would be in pari passu to the Company's obligations to its other general creditors. Noteholders are entitled to have recourse only against AmREIT for payment of any principal and interest on the Notes and for any recovery of attorneys' fees and/or costs, or for any other claim based hereon, and Noteholders may not seek to impose any personal liability for any such indebtedness on the Trustee, if appointed. Moreover, no director, officer, employee, stockholder or agent of AmREIT, in his or her capacity as such, shall have any liability whatsoever for any obligations of AmREIT under the Notes, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Noteholder, as a condition to receiving a Note, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

       Reports/Noteholder Lists. AmREIT is required to deliver to the Noteholders (or the Trustee, if one is then appointed) an annual statement regarding compliance with the terms and conditions of the Notes. In addition, AmREIT will provide to any Noteholder, upon written request, a list of the names and addresses of the Noteholders.

       The Loan Agreement. As a condition to the purchase of the Notes, each Noteholder is required to execute the Loan Agreement whereby the Noteholder appoints the Trustee to act as the Noteholders' exclusive Trustee to take certain administrative and ministerial acts on their behalf and exercise certain remedies in the event of a default under the Note. Noteholders may not enforce the terms of the Notes except as provided in the Loan Agreement. Subject to certain limitations, the Noteholders may authorize the Trustee to exercise its powers only by the written direction signed or adopted by the Noteholders holding a majority of the unpaid principal amount of the Notes then outstanding (a "Majority Vote"). The Trustee may be appointed by the Noteholders at any time by a Majority Vote.

       Certain Covenants. The Loan Agreement contains, among other things, the following covenants:

              No Default On Other Debt. AmREIT shall not be in default with respect to any other of its debt, including any payment of principal or interest thereon. For the purposes hereof, "default" means the Company's failure to cure any default under the terms of any debt obligation within thirty (30) days of written notice of such default by a creditor under the respective debt obligations.

       For the purposes of the foregoing, "debt" means any unsecured indebtedness, contingent or otherwise, with respect to borrowed money (whether or not the recourse of the lender is to the whole of the assets of AmREIT or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, except any such balance that constitutes a trade payable, if and to the extent such indebtedness would appear as a liability upon the balance sheet of AmREIT in accordance with generally accepted accounting principles.

              Limitation On Merger, Consolidation Or Sale Of Assets. During the time any principal or interest is owing on the Notes, AmREIT may not merge, consolidate with or transfer all or substantially all of its assets to another person or entity, unless (i) the successor assumes all obligations of AmREIT with respect to the Notes, and (ii) after such transaction, no event of default under the Notes exists.

              Prepayment of Notes. During the time any Principal is due and owing on the Notes, AmREIT shall apply an amount equal to eighty percent (80%) of the net proceeds from the sale or refinancing of the real properties acquired from the Participating Partnerships pursuant to the Merger as described in the Prospectus to prepay (call) the Notes as provided above. Such prepayment may, in the sole discretion of AmREIT, be either pro rata as to the outstanding principal amount of all of the Notes or be used to prepay less than all of the outstanding Notes in full where the Notes to be prepaid are determined by lot. For the purposes of this covenant (the "Prepayment Requirement"), "net proceeds from sale or refinancing" shall mean any cash proceeds received from the sale or financing of such real property remaining after the payment of the costs of such transaction, the payment of all encumbrances or obligations relating to the real property and the payment of any other debt obligations of AmREIT then due and payable or which AmREIT's Board of Directors determines to be in the best interests of AmREIT to prepay.

              Books and Records. AmREIT shall keep proper books of record and account, in which full and correct entries shall be made of all dealings or transactions of or in relation to the Notes and the business and affairs of AmREIT in accordance with generally accepted accounting principles. AmREIT shall furnish to the Trustee any and all information related to the Notes as the Trustee may reasonably request and which is in AmREIT's possession.

       Events of Default. An event of default, under the terms of the Loan Agreement, is any one of the following:

       a.  A default of 30 days in the payment of interest on the Notes;

       b.  A default of 30 days in payment, when due, of principal on the Notes;

       c. AmREIT's failure to comply with any of its covenants or other obligations under the terms of the Notes, including its obligation to maintain current the Company's other debt, to redeem the Notes as required, or keep and/or maintain aggregate unsecured indebtedness on the required maximum amounts, if not cured in a timely manner;

       d. If not cured in a timely manner, default under the instruments governing any other indebtedness or any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any other indebtedness for money borrowed by AmREIT, whether such other indebtedness or guarantee now exists or is hereafter created, which default (a) is caused by a failure to pay when due principal or interest on such other indebtedness within the grace period provided and which continues beyond any applicable grace period (a "Payment default") or (b) results in the acceleration of such other indebtedness prior to its express maturity, provided in each case the principal amount of any such other indebtedness, together with the principal amount of any other such other indebtedness under which there has been a Payment default or the maturity of which has been so accelerated, aggregates $250,000 or more; or

       e. AmREIT's bankruptcy or insolvency.

       Under the terms of the Notes, "bankruptcy" or "insolvency" means (a) the filing by AmREIT in any court, pursuant to any statute of the United States or of any state, a petition in bankruptcy or insolvency; (b) the filing for reorganization or for the appointment of a receiver or trustee of all or a material portion of AmREIT's assets; (c) an assignment for the benefit of creditors, if AmREIT admits in writing its inability to pay its debts as they fall due; or (d) the seeking, consenting to, or acquiescing in the appointment of a trustee, receiver or liquidator of any material portion of its property. Bankruptcy or insolvency shall also include the filing against AmREIT, in any court, pursuant to any statute of the United States or of any state, a petition in bankruptcy or insolvency, or for reorganization, or for appointment of a receiver or trustee of all or a substantial portion of AmREIT's property, if within 90 days after such commencement of any such proceeding against AmREIT such petition shall not have been dismissed.

       Cure of Default. In order to cure payment Default, AmREIT must mail to the Noteholders the amount of the nonpayment plus a late payment penalty equal to simple interest on the amount unpaid at the rate of 10% per annum, measured from the date the payment should have been mailed, deposited or credited pursuant to the terms of the Notes until the date it actually is mailed, deposited or credited.

       Trustee in the Event of an Uncured Default. If an Event of Default occurs and is continuing, then the Noteholders of a Majority in Interest of the Outstanding Notes (a "Majority in Interest") may, within thirty (30) days of such Event of Default, appoint a Trustee to represent the interests of all the Holders pursuant to the Loan Agreement and may instruct the Trustee to declare all the Notes to be due and payable immediately and take any action allowed by law to collect such amounts. Upon acceptance of such appointment by the Trustee, the operation of the trust shall commence and the power and rights of the Trustee thereunder shall begin. If a Majority in Interest of the Noteholders cannot agree on a Trustee, the trust will not be instituted.

       AmREIT has committed to engage and pay a fee to an appropriate unaffiliated entity, such as an accounting firm, for organizing a vote of the Noteholders as soon as practicable upon the occurrence of an Event of Default for the purpose of appointing a Trustee in accordance to the terms of the Loan Agreement. The entity is not required to act as a Trustee. AmREIT must supply such entity with the names, addresses and occurrence of any Event of Default. AmREIT agreed to pay the reasonable expenses of any Trustee duly appointed by a Majority in Interest of the Noteholders pursuant to the Loan Agreement.

       BY EXECUTING THE SUBSCRIPTION DOCUMENT, EACH NOTEHOLDER IS AGREEING TO BE BOUND BY THE TERMS OF THE LOAN AGREEMENT SHOULD IT COME INTO FORCE BY THE APPOINTMENT OF A TRUSTEE PURSUANT TO ITS TERMS. EACH PROSPECTIVE INVESTOR SHOULD CAREFULLY REVIEW THE LOAN AGREEMENT (ATTACHED AS ANNEX 3). THE FOREGOING IS ONLY A SUMMARY OF THE PROVISIONS OF THE LOAN AGREEMENT.

       Remedies  in Event of  Default.  If any Event of  Default  occurs  and is continuing,  a  Majority  in  Interest  may  appoint  a  Trustee  under the Loan
Agreement and may instruct the Trustee to declare all Notes to be due and payable immediately and take any action allowed by law to collect such amounts. Notwithstanding the foregoing, in the case of an Event of Default arising from events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. If an Event of Default has occurred and is continuing, AmREIT must, upon written request of the Trustee, cure such default and pay for the benefit of the Noteholders the whole amount then due, any penalties which may be due and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee hereunder. If AmREIT fails to cure such defaults and pay such amounts forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, shall be entitled to sue for and recover judgment against AmREIT and any other obligor on the Notes for the amount so due and unpaid pursuant to the terms of the Notes.

       A Trustee appointed under the terms of the Loan Agreement may not make any settlement or compromise concerning the rights of the Noteholders, in regard to payments of principal or interest, unless it is approved in a separate vote by a Majority in Interest of the Noteholders. Any settlement or compromise so approved would be binding upon all the Noteholders. The Trustee may withhold from the Noteholders notice of any Default or Event of Default if it believes that withholding notice is in their interest except a Default or Event of Default relating to the payment of principal or interest or penalties.
NO NOTEHOLDER SHALL HAVE THE RIGHT TO INSTITUTE OR CONTINUE ANY PROCEEDING, JUDICIAL OR OTHERWISE, WITH RESPECT TO THE LOAN AGREEMENT, THE NOTES, OR FOR THE APPOINTMENT OF A RECEIVER OR TRUSTEE OR FOR ANY OTHER REMEDY HEREUNDER, DURING THE PERIOD OF THE OPERATION OF THE LOAN AGREEMENT, UNLESS CERTAIN CONDITIONS, AS SET FORTH IN THE LOAN AGREEMENT, ARE SATISFIED. The Loan Agreement requires Noteholders who suffer an actual default on their notes to obtain the consent of a majority of all Noteholders to appoint a Trustee and take action against AmREIT. THIS REQUIREMENT, IN EFFECT, MAY LEAVE MANY NOTEHOLDERS WITHOUT PRACTICAL RECOURSE.

       Authority of Trustee. Under the Loan Agreement, the Trustee would be the exclusive Trustee of the Noteholders to act for them in the event of an action authorized by them upon the default by AmREIT. In general, the Trustee may only act upon express written instructions by a Majority Vote of the Noteholders. The Trustee is the sole agent authorized to present AmREIT with notices of default, demands or requests for information on behalf of the Noteholders. The Trustee will notify all Noteholders of any actions requested or taken by it upon the written instructions received after a Majority Vote of the Noteholders, and any reports or information received by it from AmREIT on behalf of the Noteholders. The Noteholders of not less than a Majority in Interest may, on behalf of all Noteholders, waive any past default under the Loan Agreement and settle or compromise any claim related to the payment of principal and interest on the outstanding Notes; provided the terms of such settlement or compromise have been made known to all Noteholders. The rights of the Noteholders upon the occurrence of a default, as well as a description of those actions constituting a default under the Notes, are summarized above.

       The Trustee is authorized to engage legal counsel, accountants or other experts who are, in its judgment, reasonably required to effect the course of action authorized. The Trustee may undertake the action directed by a Majority Vote only if it is adequately indemnified against its costs and expense for such action. Such indemnification would likely require the prepayment of any fees or expenses, including legal fees, accounting fees or other professional or third party fees reasonably required to effect the action by the Noteholders. The Trustee is not required to advance any funds for the payment of expenses, including attorneys' fees, on behalf of the Noteholders or to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

       The Trustee has the right to be compensated in a reasonable and timely amount for its services in connection with its actions as the Trustee, including prior reimbursement for any costs or expenses incurred by it. The Trustee is entitled to receive reimbursement for fees and costs incurred by it in taking any action on behalf of the Noteholders from any proceeds realized by it in enforcing the terms of the Notes. The Trustee's compensation for any additional acts authorized by the Noteholders will be paid by the Noteholders in the amounts and on the terms prescribed by the Trustee. To the extent any of these fees or costs are incurred as the result of a default by AmREIT, AmREIT must reimburse such amounts to the Noteholders.

       The Trustee is charged to perform such duties, and only such duties, as are specifically set forth in the Loan Agreement. The Trustee is not liable to the Noteholders for any act taken in good faith and not involving its willful misconduct, and the Noteholders jointly and severally agree to indemnify Trustee and to hold it harmless against, any loss, liability or expense, incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Loan Agreement. The Loan Agreement authorizes the Trustee to act on the part of the Noteholders only to the extent provided in the Loan Agreement. The Trustee is not empowered to, nor will it, keep the Note registration ownership records, hold the Notes on behalf of the Noteholders, or collect or disburse funds with respect to the Notes on behalf of the Noteholders.

       Removal, Replacement and Resignation of Trustee. The Loan Agreement provides that the Noteholders, by a Majority Vote, may appoint and thereafter remove and replace the Trustee upon prior written notice. The Trustee may resign, at any time, upon prior written notice to the Noteholders and AmREIT. No resignation or removal of the Trustee or appointment of a successor Trustee shall become effective until the acceptance of appointment by the successor Trustee.

       Amendment of Loan Agreement and Note. The terms and conditions of the Loan Agreement and the Notes, which constitute contractual agreements between AmREIT and the Noteholders, may be amended or supplemented by a Majority Vote of the Noteholders. The foregoing notwithstanding, AmREIT may, without the consent of any Noteholder, amend or supplement the Note terms to cure any ambiguity, defect or inconsistency, to provide for the assumption of its obligations to the Noteholders in the case of merger or acquisition, or to make any change that does not materially, adversely affect the rights of any Registered Noteholder. However, without the consent of each Registered Noteholder affected, AmREIT may not: (i) reduce the principal amount of the Notes; (ii) reduce the number of Noteholders who must consent to an amendment of any of the Note terms; (iii) reduce the interest rate or change the interest payment date for any Note; (iv) reduce the principal of, or change the fixed maturity date of, any Note; or
(v) make any change in the provisions concerning waiver of a default or Event of Default by the Noteholders or the rights of the Noteholders to receive payment of principal or interest.

Appraised Liquidation Value Payment Election

     Any Limited Partner submitting a Partnership Consent may, on their Partnership Consent, make the ALV Payment Election and thereby receive the Appraised Liquidation Value for their Units if the Merger is approved and consummated. Under this election, Limited Partners will receive, in place of Notes or Shares, cash payment for their Units equal to their proportionate share of their respective Partnership's ALV. Each Partnership's ALV will equal the Appraised Value of its real property assets, adjusted for the Partnerships' other assets, liabilities and sale and liquidation expenses of 5% of the Appraised Value (or in the case of Funds III, IV, V and VI, the excess, if any, of 5% of the Appraised Value over the disposition fee paid to the General Partner in connection with the Merger).

     The Appraised Value will be determined by the Appraiser, who must be an independent real estate appraisal firm chosen by AmREIT, if and when the Merger of the Partnership is consummated. The Appraised Value will be determined as of July 1, 1998, the date the Merger Agreement was finalized and executed. The Appraiser will be appointed and the Appraisal will be prepared after the Partnership Solicitation Period Expiration Date. AmREIT will appoint an Appraiser who is an independent expert having experience in appraising properties similar to those of the Partnerships in the general areas where the Partnership properties are located. AmREIT will instruct the Appraiser to prepare the Appraisal for the benefit of the Limited Partners based on such information deemed relevant by the Appraiser assuming an orderly liquidation of the Partnership's assets over a 12-month period.

     Promptly upon determination of the Appraised Value, the Partnership's
ALV will be determined, and the electing Limited Partners will be paid their proportionate share of the ALV determined by the number of Units they own as of the Effective Date, together with an additional payment equal to 6% per annum on the ALV of their Units from the Effective Date through the date of payment. Payment must be made prior to the first anniversary of the Effective Date. As a condition to the Merger, AmREIT has the right to terminate the Merger with any Partnership in which the Limited Partners holding more than 25% of the outstanding Units make the ALV Payment Election. AmREIT would, in general, consider waiving this 25% limitation with respect to any Partnership if the aggregate ALV Payment Elections in all Partnerships are for less than 25% of the total Units of all Participating Partnerships and management determines AmREIT has sufficient resources to pay its obligations with respect thereto on a timely basis.

     The obligation to pay electing Limited Partners the ALV of their Units will be an unsecured obligation of AmREIT, which will in general be pari passu with its obligations to other unsecured creditors. Under the terms of the Merger, AmREIT could be obligated to pay $7.5 million or more to Limited Partners making the ALV Payment Election. AmREIT intends to pay any such obligations from its capital reserves, operating revenues and/or proceeds from additional financing. Management believes AmREIT will have sufficient cash resources to pay such obligations as they are due. However, there is no assurance it will be able to do so.


     The ALV Payment Election will constitute a binding contractual agreement whereby AmREIT agrees to pay the electing Limited Partner, and the electing Limited Partner agrees to accept, his or her share of the respective Partnership's ALV as full payment for his or her Units, and that he or she will have no further right to payment or remedy in connection with the Merger. In order to receive payment under the ALV Payment Election, a Limited Partner must affirmatively mark the ALV Payment Election on his or her Partnership Consent Form prior to the Partnership Solicitation Period Expiration Date. Thus, a Limited Partner who fails to timely submit a Partnership Consent Form will not be entitled to make the ALV Payment Election. Limited Partners will not have the right to change their ALV Payment Election after the Partnership Solicitation Period Expiration Date.

The Merger Consideration

       Methodology. AmREIT is offering to issue Shares, or subject to the terms and limitations described below, Notes to the Participating Partnerships based on their respective Net Asset Value ("NAV"). The number of Shares offered to each Partnership equals the Partnership's NAV, as adjusted on the Effective Date, divided by the Exchange Price. Cash will be issued in lieu of fractional Shares based on the Exchange Price.

       Net Asset Values. The Net Asset Value of each Partnership equals (i) the negotiated price of the Partnership's real estate assets (properties), plus (ii) the Partnership's Net Cash (i.e. the excess, if any, of its cash and cash equivalent assets over its debt) as of the Effective Date. The only material assets of each Partnership are its properties and cash. None of the Partnerships are expected to have any material debt at the Effective Date. The Net Asset Values of Fund IV and Fund V will be adjusted at the closing of the Merger in an amount equal to the reduction of the unpaid balance of the Atlas Note from June 30, 1998.

       The methodology of determining the Net Asset Values of the Partnerships were determined and agreed to by the General Partner on behalf of the Partnerships and the Independent Directors on behalf of AmREIT. The General Partner and the Independent Directors believe that Net Asset Value is a fair measure of the value of the Partnerships to AmREIT in the Merger because each Partnership's Net asset Value is directly derived from a valuation of each Partnership's assets, which consist only of property investments, cash and accounts receivable. Also, none of the Partnerships has significant debt and each Partnership is anticipated to have cash and accounts receivable in excess of its debt at the Effective Date.

       The following table sets forth the real property and Net Cash components of NAV of each Partnership calculated as if the Effective Date was June 30, 1998.

                            Negotiated                       Partnership
                             Price of        Net Cash at      Net Asset
     Partnership            Properties        6/30/1998      Value (NAV)
     -----------            ----------        ---------      -----------
     FUND III               $1,100,000         $68,585       $1,168,585
     FUND IV                   500,000          23,358          523,358
     FUND V                    420,000          21,221          441,221
     FUND VI                   285,000           2,740          287,740
     FUND VII             1,010,000(1)          30,461        1,040,461
     FUND VIII            1,800,000(1)          48,880        1,848,880
     FUND GDYR            1,090,000(1)          20,492        1,110,492
     FUND IX                 4,850,000          78,062        4,928,062
     FUND X                 10,355,000               0       10,355,000
     FUND XI                 6,350,000          74,748        6,424,748
                             ---------          ------        ---------
     Total                 $27,760,000        $368,547      $28,128,547


       Other methodologies for valuing the Partnerships were not seriously considered by the General Partner or the Independent Directors. Neither the General Partner nor the Independent Directors could identify other acceptable methodologies for valuation of the Partnerships for the purposes of the Merger.

       Negotiated Prices. The Negotiated Prices of each Partnership's properties were negotiated and agreed to by the General Partner on behalf of the Partnerships and the Independent Directors on behalf of AmREIT. The Negotiated Prices were not determined by an independent real estate appraiser. See
"RISK FACTORS" and "CONFLICTS OF INTEREST." In determining the Negotiated Prices, the General Partner and the Independent Directors considered several factors, including the current and projected net operating income and cash flow, capitalization rate, market rental rates, lease expirations, and anticipated capital expenditures for leasing and tenant improvements for each property.

       In his negotiations on behalf of the Partnerships, Mr. Taylor considered the analysis and conclusions in the Houlihan Fairness Opinions. Houlihan calculated a range of values of each Partnership's properties, in reaching its conclusion that the consideration to be received by the Limited Partners in connection with the Merger is fair to the aggregate Limited Partners from a financial point of view. With respect to Fund III, Fund IV, Fund V, Fund VI, Fund VII and Fund GDYR, the Negotiated Price for the respective Partnership was within the range of value derived by Houlihan in rendering its Fairness Opinions. With respect to Fund VII, Fund IX, Fund X and Fund XI, the Negotiated Price of each respective Partnership was above the range of value derived by Houlihan in rendering its Fairness Opinions. The analysis and underlying assumptions used by the General Partner in determining the price of the Partnership was substantially the same as that used by Houlihan in rendering its Fairness Opinions. Houlihan's Opinions are subject to certain qualifications and limitations. See "FAIRNESS OPINIONS - The Houlihan Fairness Opinions" below. In their negotiations on behalf of AmREIT, the Independent Directors conferred with and considered the analysis of Bishop-Crown. See "FAIRNESS OPINIONS - the Bishop-Crown Opinion" below.

       Net Cash. A Partnership's Net Cash equals the excess, if any, of its cash and accounts receivable over its debt as of the Effective Date. Under the Merger Agreement, a Partnership's Net Cash cannot be negative for the purposes of the Merger. Each of the Partnerships is anticipated to have a positive Net Cash Balance at the Effective Date.

       The Exchange Price. The Exchange Price of $9.34 per Share was determined and agreed to by the General Partner and the Independent Directors based on the last public offering price of $10.25 for AmREIT's common stock net of retail commissions and certain related costs. AmREIT's last public offering ended in May 1998. See "RISK FACTORS" and "CONFLICTS OF INTEREST."

       Minimum Price. The Net Asset Value of each Partnership is subject to adjustment for the Participating Partnerships actual Net Cash at the Effective Date and, in the case of Fund IV and Fund V, the unpaid balance of the Atlas Note, as of the Effective Date; provided, however, that in no event will a Participating Partnership's NAV be adjusted to an amount less than its Minimum Price. For the purposes of the foregoing, a Partnership's Minimum Price is the amount set forth in the following table.

               Partnership                    Minimum Price
               -----------                    -------------

               FUND III                          $1,000,000
               FUND IV                              475,000
               FUND V                               425,000
               FUND VI                              275,000
               FUND VII                             935,000
               FUND VIII                          1,793,000
               FUND GDYR                          1,011,000
               FUND IX                            4,500,000
               FUND X                             9,600,000
               FUND XI                            5,500,000

       The Minimum Price of each Partnership was negotiated by the General Partner as a condition to the Merger of each Partnership. In determining the Minimum Prices, the General Partner considered, among other things, the range of values of the Limited Partners' interests in each Partnership in connection with the Houlihan Fairness Opinions. See "FAIRNESS OPINIONS - The Houlihan Fairness Opinions.

       Shares Offered to the Partnerships. The following table shows the Merger consideration in Shares offered to each Partnership in comparison to the others. The table includes the following, calculated as if the Effective Date were June 30, 1998: (a) the NAV assigned to each of the Partnerships; (b) the percentage of the NAV of each Partnership against the aggregate NAV of all Partnerships;
(c) the number of Shares to be allocable to each of the Partnerships based upon its NAV and (d) the percentage of the total amount of all such Shares offered by AmREIT.



                              Allocation of Shares

                        Partnership      Percentage of    Total No. of Shares   As Percentage
                           NAV at      Aggregate NAV of     Offered to the      of Aggregate
     Partnership         6/30/1998       Partnerships         Partnership          Shares
     -----------         ---------       ------------         -----------          ------

     FUND III           $1,168,585               4.15%          125,116               4.15%
     FUND IV(1)            523,358               1.86%           56,034               1.86%
     FUND V(2)             441,221               1.57%           47,240               1.57%
     FUND VI               287,740               1.02%           30,807               1.02%
     FUND VII            1,040,461               3.70%          111,398               3.70%
     FUND VIII           1,848,880               6.57%          197,953               6.57%
     FUND GDYR           1,110,492               3.95%          118,896               3.95%
     FUND IX             4,928,062              17.52%          527,630              17.52%
     FUND X             10,355,000              36.81%        1,108,672              36.81%
     FUND XI             6,424,748              22.85%          687,875              22.85%
                         ---------              ------          -------              ------
     Total             $28,128,547             100.00%        3,011,621             100.00%

(1) Includes  interest in Atlas Note of $105,209 at June 30, 1998.

(2) Includes interest in Atlas Note of $99,837 at June 30, 1998.


       A Limited Partner's Adjusted Capital as of the date stated, equals his or her original investment, less distributions constituting a return of capital under the respective Partnership Agreement. The General Partner believes that a Limited Partner's Adjusted Capital is an accurate and convenient measure of his or her remaining investment in the Partnership. See "THE PARTNERSHIPS - Partnership Distributions."

       Return to Limited Partners From the Merger. The following table sets forth the anticipated return to the Limited Partners as a result of the Merger based on the Exchange Price of $9.34 per Share. The Table sets forth the return from the Merger based on the Exchange Price to the Limited Partners per $1,000 of Adjusted Capital and from the Merger plus cumulative distributions through June 30, 1998. The returns are calculated as if the Effective Date were June 30, 1998. See "THE PARTNERSHIPS --Partnership Distributions."



                                           Return from Merger
                   Return from Merger      as a Percentage of                         Cumulative Return
                 per $1,000 of Adjusted  L.P.s Adjusted Capital    Total Cumulative   as a Percentage of
Partnership     Capital at 6/30/1998(1)    as of 6/30/1998(1)          Return(1)        Adjusted Capital
-----------     -----------------------    ------------------          ---------        ----------------

FUND III               $1,250                    125.01%              $2,221,019            244.87%
FUND IV                   851                     85.10%                 966,144            160.87%
FUND V                    958                     95.84%                 838,146            188.69%
FUND VI                   976                     97.63%                 523,486            180.61%
FUND VII                  916                     91.55%               1,900,569            171.09%
FUND VIII                 987                     98.73%               3,133,424            172.47%
FUND GDYR                 894                     89.45%               1,795,467            149.54%
FUND IX                   914                     91.42%               7,845,378            147.53%
FUND X                    904                     90.41%              14,252,494            125.60%
FUND XI                   910                     90.99%               7,509,261            108.08%
                          ---                     ------               ---------            -------
Total                                                                $40,985,388


(1) For the purposes of calculating the return from the Merger, the Shares are valued at the Exchange Price.



       The following table sets forth the return to the Limited Partners from the Merger and from the Merger plus the cumulative return from distributions through June 30, 1998 based on a share price of $10.25. A price of $10.25 per share is the last price at which AmREIT offered the Shares to the public.
Returns are expressed in amounts per $1,000 of Adjusted Capital and are calculated as if the Effective Date were June 30, 1998.


                 Return from Merger      Return from Merger   Total Cumulative per
                 per $1,000 Adjusted     as a Percentage of    $1,000 of Adjusted     Cumulative Return as
               Capital at Share Price      L.P.s Adjusted    Capital Return Based on    a Percentage of
Partnership         of $10.25(1)             Capital(1)       Share Price of $10.25     Adjusted Capital
-----------         ------------             ----------       ---------------------    ----------------

FUND III                $1,372                   137.19%            $2,581.40               258.14%
FUND IV                    934                    93.39%             1,691.60               169.16%
FUND V                   1,052                   105.17%             2,022.90               202.29%
FUND VI                  1,071                   107.14%             1,919.10               191.91%
FUND VII                 1,005                   100.47%             1,800.10               180.01%
FUND VIII                1,083                   108.35%             1,824.10               182.41%
FUND GDYR                  982                    98.16%             1,668.80               166.88%
FUND IX                  1,003                   100.33%             1,564.40               156.44%
FUND X                     992                    99.22%             1,344.10               134.41%
FUND XI                    999                    99.85%             1,169.40               116.94%
                          ----                    ------               --------               -------

(1)    For the purposes of calculating the return from the Merger, the Shares are valued at the Exchange
       Price.


       Distribution Comparison. The following table sets forth the distributions paid by each Partnership to its Limited Partners during the year ended December 31, 1997 with respect to a $1,000 original investment in the Partnership and the dividends which would have been paid by AmREIT during the year ended December 31, 1997 had the Shares to be received by the Limited Partner in the Merger for such $1,000 original investment been owned during that period.


                     Partnership Distributions      Dividends Declared During
                     Declared During Year Ended      Year Ended 12/31/1997 on
                             12/31/1997           Shares Received in Merger Per
Partnership            Per $1,000 Investment        $1,000 of Adjusted Capital
-----------            ---------------------        --------------------------
FUND III                           $96.53                         $91.37
FUND IV                             62.00                          63.02
FUND V                              83.00                          69.47
FUND VI                             80.00                          73.51
FUND VII                            83.00                          69.54
FUND VIII                           86.00                          74.08
FUND GDYR                           81.67                          66.93
FUND IX                             85.55                          69.62
FUND X                              81.73                          69.28
FUND XI                             69.14                          69.31

       Allocation  of the Notes.  Subject to the Note  Restriction,  the Limited
Partners may elect to receive Notes in place of Shares in the Merger and Dissenting Limited Partners will receive Notes in the Merger unless they elect to receive Shares. The principal amount of Notes are offered to the Limited Partners based on their Partnership's NAV on the Effective Date, subject to the Note Restriction. The following table sets forth the calculation of the maximum principal amount of Notes offered to the Limited partners of each Partnership calculated as if the Effective Date were June 30, 1998.

                         Net Asset Value        Max. Principal Amount
Partnership                at 6/30/1998          of Notes Offered (2)
-----------               -------------          --------------------
FUND III                    $1,168,585                   $409,005
FUND IV                        523,358                    183,175
FUND V                         441,221                    154,427
FUND VI                        287,740                    100,709
FUND VII (1)                 1,040,461                    364,161
FUND VIII (1)                1,848,880                    647,108
FUND GDYR (1)                1,110,492                    388,672
FUND IX                      4,928,062                  1,724,822
FUND X                      10,355,000                  3,624,250
FUND XI                      6,424,748                  2,248,662
                             ---------                  ---------
Total                      $28,128,547                 $9,844,991

(1)    Net Cash is net of 3.0% Disposition fee.
(2)    Equals 35% of Partnerships' NAV.


       The following table sets forth the principle amount of the Notes offered to the Limited Partners of each Partnership per Unit and per $1,000 of their original investment calculated as if the Effective Date were June 30, 1998.


                                       Principal Amount of Note
                                             Offered per:
                                    ------------------------------
               Maximum Principal                                Percent of
                Amount of Notes                  $1,000 Orig.   Orig. $1000
Partnership         Offered         L.P. Unit     Investment    Investment
-----------         -------         ---------     ----------    ----------
FUND III             $409,005        $37,098         $1,237         123.66%
FUND IV               183,175         25,530            851          85.10%
FUND V                154,427         27,576            919          91.92%
FUND VI               100,709         28,774            959          95.91%
FUND VII              364,161         27,743            925          92.48%
FUND VIII             647,108         29,821            994          99.40%
FUND GDYR             388,672         24,955            832          83.18%
FUND IX             1,724,822            914            914          91.42%
FUND X              3,624,250            904            904          90.41%
FUND XI             2,248,662            910            910          90.99%
                    ---------            ---            ---          ------
Total              $9,844,991

       Shares Issuable to the General Partners. The General Partner will also receive Shares in exchange for his general partnership interests in the following Partnerships:

                              Consideration    Allocation
                                  Paid         of Shares
                                  ----         ---------
FUND VII                        $10,405         1,114
FUND VIII                        18,489         1,980
FUND GDYR                        11,105         1,189
                                 ------         -----
Total                           $39,999         4,282

       In addition to the foregoing shares, the general partners have agreed to purchase shares at the Exchange Price with the proceeds received from any disposition fees otherwise payable to them by certain Partnerships as a result of the Merger. The Independent Directors and the General Partner each believe that Mr. Taylor's use of his Disposition Fee proceeds to purchase Shares of AmREIT at the Exchange Price, the same price at which the Limited Partners' investment in AmREIT is valued for the purposes of the Merger, will promote commonality of interest of Mr. Taylor and the Limited Partners in the Merger. The following table sets forth the amounts of disposition fees and the number of shares the General Partner will purchase under this agreement.

                          Amount of         No. of Shares
Partnership            Disposition Fee         Received
-----------            ---------------         --------
FUND III                    $33,000              3,533
FUND IV                      15,000              1,606
FUND V                       12,600              1,349
FUND VI                       8,550                915
                              -----                ---
Total                       $69,150              7,403

       For each Partnership, the disposition fee equals 3.0% of the Negotiated ] Price of the Partnerships' properties.

Fiduciary Responsibility

       Officers and Directors of AmREIT. The Directors are accountable to AmREIT and its shareholders as fiduciaries and must perform their duties in good faith, in a manner believed to be in the best interests of AmREIT and its shareholders and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. AmREIT's Charter provides that no Manager or officer of AmREIT shall be liable to AmREIT for any act, omission, loss, damage, or expense arising from the performance of his or her duties under AmREIT save only for his or her own willful misfeasance or malfeasance or negligence. In discharging their duties to AmREIT, Directors and officers of AmREIT shall be entitled to rely upon experts and other matters as provided in the Maryland General Corporation Law (the "MGCL") and AmREIT's Bylaws. The Charter provides that AmREIT will indemnify its Directors and officers to the fullest extent permitted under the MGCL. Pursuant to the Charter and the MGCL, AmREIT will indemnify each Manager and officer against any liability and related expenses (including attorneys' fees) incurred in connection with any proceeding in which he or she may be involved by reason of serving in such capacity so long as he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of AmREIT, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. A Manager and officer is also entitled to indemnification against expenses incurred in any action or suit by or in the right of AmREIT to procure a judgment in its favor by reason of serving in such capacity if he or she acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of AmREIT, except that no such indemnification will be made if he or she is judged to be liable to AmREIT, unless the applicable court of law determines that despite the adjudication of liability the Manager or officer is reasonably entitled to indemnification for such expenses.

       The Charter authorizes AmREIT to advance reasonable funds to a Manager or officer for costs and expenses (including attorneys' fees) incurred in a suit or proceeding upon receipt of an undertaking by such Manager or officer to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified. AmREIT has entered into agreements with its Directors and executive officers, indemnifying them to the fullest extent permitted by the MGCL. Shareholders may have more limited recourse against such persons than would apply absent these provisions and agreements. To the extent that the foregoing provisions concerning indemnification apply to actions arising under the Securities Act, AmREIT has been advised that, in the opinion of the Commission, such provisions are contrary to public policy and therefore are not enforceable. AmREIT intends to obtain and maintain insurance indemnifying the Directors and officers against certain civil liabilities, including liabilities under the federal securities laws, which might be incurred by them in such capacity.

       General Partners of the Partnerships. Under both Nebraska and Texas and partnership law, the general partners are accountable to the Partnerships as fiduciaries and are required to exercise good faith and integrity in all their dealings in the Partnership's affairs. The Partnership Agreements generally provide that neither the general partners nor any of their Affiliates performing services on behalf of the Partnerships will be liable to the Partnership or any of the Limited Partners for any act or omission by any such person performed in good faith pursuant to authority granted to such person by the Partnership Agreements, or in accordance with its provisions, and any manner reasonably believed by such person to be within the scope of authority granted to such person and in the best interests of the Partnership provided that such act or omission did not constitute fraud, misconduct, bad faith or negligence. As a result, Limited Partners might have a more limited right of action in certain circumstances than they would have in the absence of such a provision in the Partnership Agreements.

       The Partnership Agreements also generally provide that the general partners and certain related parties are indemnified from losses relating to acts performed or failures to act in connection with the business of the Partnerships (except to the extent indemnification is prohibited by law) provided that such person determined in good faith that the course of conduct did not constitute fraud, negligence or misconduct. Notwithstanding the foregoing, none of the above-mentioned persons is to be indemnified by the Partnerships from liability, loss, damage, cost or expense incurred in connection with any claim involving allegations that such person violated federal or state securities laws unless (a) there has been a successful adjudication on the merits of the claims of each count involving alleged securities law violations as to the person seeking indemnification and the court approves indemnification of the litigation costs, (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction and the court approves indemnification of the litigation costs, or (c) a court of competent jurisdiction has approved a settlement of the claims against the person seeking indemnification and finds that indemnification of the settlement and related costs should be made. In each of the foregoing situations, the court of law considering the request for indemnification must be advised as to the position of the Commission, and any other applicable regulatory authority regarding indemnification for violations of securities laws. Indemnification may not be enforceable as to certain liabilities arising from claims under the Securities Act and state securities laws; and, in the opinion of the Commission, such indemnification is contrary to public policy and is therefore unenforceable. For purposes of the foregoing, the affiliates of the general partners will be indemnified only when operating within the scope of the general partners' authority. Any claim for indemnification under the Partnership Agreement will be satisfied only out of the assets of the Partnership and no Limited Partner will have any personal liability to satisfy an indemnification claim made against the Partnership.

       The Partnerships may also advance funds to a person indemnified under the Partnership Agreements for legal expenses incurred as a result of legal action brought against such person if such person undertakes to repay the advanced funds to the Partnership if it is subsequently determined that such person is not entitled to indemnification. The Partnerships do not pay for any insurance covering liability of the general partners or any other indemnified person for acts or omissions for which indemnification is not permitted by the Partnership Agreements, although the general partners may be named as additional insured parties on policies obtained for the benefit of the Partnership if there is no additional cost to such Partnership. As part of its assumption of liabilities in the Merger, AmREIT will indemnify the general partners and their affiliates for periods prior to and following the Merger to the extent of the indemnity under the terms of the Partnership Agreements and applicable law.

Share Market Prices and Distributions

       The Market Price of the Shares. The Shares are not listed or traded on any national securities exchange or quoted on Nasdaq, nor will the Shares be traded in any such secondary market upon consummation of the Merger. Secondary sales of the Shares have been limited and sporadic and management is unaware of the price and terms of any such sales to the extent they have occurred. In general, management monitors such transfers only with respect to their volume. The offering price of the common stock in AmREIT's most recent public offering was $10.25 per share.

       AmREIT Distributions. The following table sets forth the amount and dates of the distributions made by AmREIT through September 30, 1998.


Amount         Payment Date              Amount          Payment Date
------         ------------              ------          ------------
$0.0950        June 30, 1994             $0.1800         March 31, 1997
$0.10245       September 30, 1994        $0.18025        June 30, 1997
$0.15305       December 31, 1994         $0.18051        September 30, 1997
$0.15625       March 31,1995             $0.1807         December 31, 1997
$0.15783       June 30, 1995             $0.1809         March 31, 1998
$0.15795       September 30, 1995        $0.1812         June 30, 1998
$0.1690        December 31, 1995         $0.1814         September 30, 1998
$0.17524       March 31, 1996
$0.17615       June 30, 1996
$0.1770        September 30, 1996
$0.17938       December 31, 1996

       AmREIT intends to evaluate future distributions on a quarterly basis.

       Market Price of the Limited Partner Units. The Units are not listed on any national securities exchange or quoted on Nasdaq, and there is no established public trading market for the Units. Secondary sales activity for the Units has been limited and sporadic. Also, a number of these transfers were between the same beneficial owner(s), family members or related persons and cannot be considered sales at prevailing market prices. The General Partner monitors transfers of the Units (i) because the admission of the transferee as a substitute Limited Partner requires the consent of the general partners under each Partnership Agreement; and/or (ii) in order to track compliance with safe harbor provisions to avoid treatment as a "publicly traded partnership" for tax purposes. It should be noted that some transactions may not be reflected on the records of the Partnerships. Based upon the transfer records of the Partnerships, the General Partner is not aware of the price or terms of such transfers.

Effective Time of the Merger

       As  soon  as  practicable   after   satisfaction  of  all  conditions  to
consummation of the Merger (see "THE MERGER -- Conditions to Consummation of the Merger"), the parties will file articles of merger with the Clerk of Harris County and articles of merger with the respective secretaries of state of Texas and of the states of organization of the respective Partnerships. The foregoing, not withstanding, The Merger Effective Date will not be prior to the 16th day following the Partnership Solicitation Period Expiration Date in the event the Merger is consumated with respect to Fund III, Fund IV, Fund V or Fund VI. For Texas state law purposes, the Merger will become effective upon the later of the filing of the articles of merger described above, or at such later time which AmREIT and the General Partner shall have agreed upon and designated in such filings in accordance with applicable law. For accounting purposes, the parties may agree to make the Merger effective as of a date prior to such effective date (the'Effective Time"). AmREIT has the right, acting unilaterally so long as it has not willfully and materially breached the Merger
Agreement, to terminate the Merger Agreement should the Merger not be consummated by the close of business on March 31, 1999. Until the Effective Time of the Merger, the Limited Partners will retain their rights as Limited Partners of their respective Partnerships to vote on matters submitted to them. See "THE MERGER--Termination; Extension, Waiver and Amendment."

Management, Operations and Headquarters after the Merger

       Following the Merger, the Directors of AmREIT prior to the Merger will continue to serve as Directors of AmREIT. The executive officers of AmREIT prior to the Merger will continue to serve as the executive officers of AmREIT after the Merger.

       Following the Merger, the headquarters of AmREIT will continue to be located at 8 Greenway Plaza, Suite 824, Houston, Texas 77046.

Conditions to Consummation of the Merger

       The respective obligations of AmREIT and the Partnerships to effect the Merger are subject to the satisfaction of certain conditions (none of which may be waived), including the following: (i) the Merger Agreement and the transactions contemplated thereby shall have been approved by the shareholders of AmREIT and the Limited Partners of the Participating Partnerships; (ii) the California Commissioner of Corporations shall have issued a permit for the issuance of the Shares and the Notes based on his determination following the California fairness hearing that such issuance is fair, just and equitable;
(iii) the Definitive Joint Proxy and Consent Solicitation Statement and Prospectus shall have been timely filed with the Commission and all necessary state securities laws or "Blue Sky" permits or approvals required to carry out the transactions contemplated by the Merger Agreement shall have been obtained and no stop order with respect to any of the foregoing shall be in effect; (iv) none of the parties shall be subject to an order or injunction of a court of competent jurisdiction or other legal prohibition which prohibits the consummation of the transactions contemplated by the Merger Agreement; and
(v) all material actions by or in respect of or filings with any governmental entity required for consummation of the Merger and related transactions shall have been obtained or made.

       Consummation of the Merger is also subject to the satisfaction or waiver of certain other conditions specified in the Merger Agreement, including, among others: (i) the representations and warranties in the Merger Agreement of each of the parties shall be true and correct as of the Closing Date; (ii) each party shall have performed its obligations contained in the Merger Agreement at or prior to the Effective Time; (iii) from and after the date of the Merger Agreement there shall not have occurred any change in the financial condition, business or operations of either party that would have or would be reasonably likely to have a material adverse effect on the business, results of operations or financial condition of such party; (iv) each party shall have received an opinion of counsel; and (v) each party shall have obtained all consents and waivers from third parties necessary to consummate the Merger and related transactions.

       The parties may waive one or more of the foregoing conditions to the Merger except that if such waiver involves a material change to the terms of the Merger, the parties shall resolicit Consents from the waiving party's shareholders or Limited Partners, as applicable.

       If nine of the ten Partnerships do not approve the Merger, AmREIT has the right, but not the obligation, to consummate the Merger with the one Participating Partnership. See "THE MERGER --Conditions to Consummation of the Merger."

Conduct of Business Pending the Merger

       During the period from the date of the Merger Agreement to its effective date, the parties have agreed to carry on their respective business in the usual, regular and ordinary course in substantially the same manner as previously conducted and, to the extent consistent therewith, use commercially reasonable efforts to preserve in tact their respective current business organizations, goodwill and ongoing business. The parties also agreed, except as disclosed to the other party or in certain limited circumstances specified therein, that they shall:

       (1) Use their reasonable efforts, and shall cause each of their respective subsidiaries to use their reasonable efforts, to preserve intact their business organizations and goodwill and keep available the services of their respective officers and employees.

       (2) Except for the continuing payment of quarterly distributions at a rate not exceeding its respective current annual rate, no party to the Merger shall make any distributions or dividends payable with respect to the Shares and Units.

       (3) Confer on a regular basis with one or more representatives of the other to report operational matters of materiality and any proposals to engage in material transactions.

       (4) Promptly deliver to the other true and correct copies of any report, statement or schedule filed with the Commission.

       (5) Promptly notify the other of any material emergency or other material change in the condition (financial or otherwise) of the business, properties, assets or liabilities, or any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the breach in any material respect of any representation, warranty, covenant or agreement contained therein.

       Prior to the Effective Time, except as otherwise disclosed pursuant to the Merger Agreement, unless AmREIT has consented (such consent not to be unreasonably withheld or delayed) in writing thereto, each Partnership:

       (1) Shall conduct its operations according to its usual, regular and ordinary course in substantially the same manner as conducted.

       (2)    Shall not amend its Partnership Agreement.

       (3) Shall not (i) except pursuant to the exercise of options, warrants, conversion rights and other contractual rights existing on the date of the Merger Agreement hereof and disclosed pursuant to the Merger Agreement, issue any Units, make any distribution, effect any recapitalization or other similar transaction; (ii) grant, confer or award any option, warrant, conversion right or other right not existing on the date of the Merger Agreement to acquire any Units; (iii) increase any compensation or enter into or amend any employment agreement with the General Partner or his Affiliates; or (iv) adopt any new employee benefit plan or amend any existing employee benefit plan in any material respect, except for changes which are less favorable to participants in such plans.

       (4) Shall not directly or indirectly redeem, purchase or otherwise acquire any Units or make any commitment for any such action.

       (5) Shall not sell or otherwise dispose of (i) any Partnership properties; or (ii) except in the ordinary course of business, any of its other assets which are material, individually or in the aggregate.

       (6) Shall not make any loans, advances or capital contributions to, or investments in, any other person.

       (7) Shall not pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of each Partnership included in the Partnership's filings with the Commission or incurred in the ordinary course of business consistent with past practice.

       (8) Shall not enter into any commitment which individually may result in total payments or liability by or to it in excess of $10,000 (or 5% of its Net Asset Value, if less) in the case of any one commitment or in excess of $20,000 (or 10% of its Net Asset Value, if less) for all commitments.

       (9) Shall not, and shall not permit any of its subsidiaries to, enter into any commitment with any officer, director or affiliate of the Partnership or the General Partner or his affiliates except to the extent the same occur in the ordinary course of business consistent with past practice and would not have a Partnership Material Adverse Effect (as defined in the Merger Agreement).

       (10) Shall not enter into or terminate any lease representing annual revenues of $100,000 or more (or 5% of its Net Asset Value, if less).

       Prior to the Effective Time, except as may be otherwise disclosed pursuant to the Merger Agreement, unless each Partnership has consented (such consent not to be unreasonably withheld or delayed) in writing thereto, AmREIT:

       (1) Shall, and shall cause each of its subsidiaries to, conduct its operations according to their usual, regular and ordinary course in substantially the same manner as heretofore conducted.

       (2)    Shall not amend its Articles of Incorporation or Bylaws.

       (3)    Shall  not  (i)  except  pursuant  to  the  exercise  of  options, warrants, conversion rights and other contractual rights (including AmREIT's existing dividend reinvestment plan) existing on the date of the Merger Agreement and disclosed pursuant to the Merger Agreement, issue any shares of its capital stock, effect any share split, reverse share split, share dividend, recapitalization or other similar transaction; (ii) grant, confer or award any option, warrant, conversion right or other right not existing on the date hereof to acquire any shares of its capital shares (except pursuant to any employee incentive plan approved by shareholders); (iii) amend any employment agreement with any of its present or future officers or Independent Directors; or (iv) adopt any new employee benefit plan (including any share option, share benefit or share purchase plan).

       (4) Shall not declare, except as provided above for the continuing payment of quarterly dividends, set aside or pay any dividend or make any other distribution or payment with respect to any Shares or directly or indirectly redeem, purchase or otherwise acquire any Shares or capital stock of any of its subsidiaries, or make any commitment for any such action.

       (5) Shall not, and shall not permit any of its subsidiaries to, sell or otherwise dispose of (i) any properties or any of its capital stock of or other interests in subsidiaries or (ii) except in the ordinary course of business, any of its other assets which are material, individually or in the aggregate.

       (6) Shall not, and shall not permit any of its subsidiaries to, except in the ordinary course of business, make any loans, advances or capital contributions to, or investments in, any other person other than in connection with the sale of properties.

       (7) Shall not, and shall not permit any of its subsidiaries to pay, discharge or satisfy any claims, liabilities or obligations
              (absolute,   accrued,   asserted  or  unasserted,   contingent  or
              otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of AmREIT included in its reports filed with the Commission or incurred in the ordinary course of business consistent with past practice.

       (8) Shall not, and shall not permit any of its subsidiaries to, enter into any commitment which individually may result in total payments or liability by or to it in excess of $50,000 in the case of any one commitment or in excess of $250,000 for all commitments, except for those commitments in connection with the acquisition and/or development of property disclosed in the AmREIT Disclosure Letter (as defined in the Merger Agreement); and

       (9) Shall not, and shall not permit any of its subsidiaries to, enter into any commitment with any officer, Independent Director or Affiliate of AmREIT or any of its subsidiaries, except as provided in the Merger Agreement or except in the ordinary course of business.

       For purposes of the Merger Agreement, any consent shall be deemed to be unreasonably delayed if notice of consent or withholding of consent is not received within three days of request. For the purposes of the foregoing, consents on behalf of the Partnership may be given by the General Partner and consents on behalf of AmREIT must be given by the AmREIT Board with Mr. Taylor abstaining.

Acquisition Proposals

       Prior to the Effective Time, each Partnership and AmREIT agreed (i) that neither of them nor any of their subsidiaries shall, and each of them shall direct and use its best efforts to cause its respective officers, general partners, Limited Partners, Independent Directors, employees, agents, affiliates and representative (including, without limitation, any investment banker, attorney or accountant retained by it or any of its subsidiaries), as applicable, not to initiate, solicit or encourage directly or indirectly any inquiries or the making or implementation of any proposal or offer (including, without limitation any proposal or offer to its shareholders or limited partners) with respect to a merger, acquisition, tender offer, exchange offer, consolidation or similar transaction involving, or any purchase of all or any significant portion of the assets or any equity securities (or any debt securities convertible into equity securities) of such party or any of its subsidiaries, other than the transactions contemplated by the Merger Agreement (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal"), or engage in any negotiations concerning, provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal; (ii) that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing and each will take the necessary steps to inform the individuals or entities referred to above of the undertaken obligations; and (iii) that it will notify the other party immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, it. However, nothing contained in the Merger Agreement prohibits the General Partner or AmREIT Board from (x) furnishing information to or entering into discussions or negotiations with any person or entity that makes an unsolicited bona fide Acquisition Proposal, if, and only to the extent that (A) the General Partner or AmREIT Board, as applicable, determines in good faith that such action is required for it to comply with his or its fiduciary duties to Limited Partners or shareholders, respectively, imposed by law as advised by counsel, (B) prior to furnishing such information to or entering into discussions or negotiations with, such person or entity, such party provides written notice to the other party to the Merger Agreement to the effect that it is furnishing information to, or entering into discussions with, such person or entity, and (C) subject to any confidentiality agreement with such person or entity (which such party determined in good faith was required to be executed in order for the General Partner or AmREIT Board, as applicable, to comply with his or its fiduciary duties to the Limited Partners or shareholders, respectively, imposed by law as advised by counsel), such party keeps the other party to the Merger Agreement informed of the status (but not the terms) of any such discussions or negotiations; and (y) to the extent applicable, complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal.

Termination; Extension, Waiver and Amendment

       Termination by Mutual Consent. The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval of this Agreement by the Limited Partners of a Partnership or the shareholders of AmREIT by the mutual written consent of AmREIT and the Partnership.

       Termination by Either AmREIT or a Partnership. The Merger Agreement may be terminated and the Merger may be abandoned by action of the General Partner for any Partnership or the Independent Directors for AmREIT only for good reason. Under the Merger Agreement, only the following constitutes "good reason":


              (i) By either AmREIT or the Partnership if the Merger shall not have been consummated by March 31, 1999;

              (ii) By AmREIT if the approval of the Limited Partners of a Partnership shall not have been obtained as required under the Merger Agreement;

              (iii) By the  Partnership if the approval of the  shareholders  of
                    AmREIT shall not have been obtained as required under the Merger Agreement;

              (iv) By either AmREIT or the Partnership upon a Change In Control, as defined below, of the other;

              (v) By either AmREIT or the Partnership if there has been a breach by the other of any representation or warranty contained in the Merger Agreement, or if either determines in good faith that facts or circumstances of which it had no previous knowledge, which would have or would be reasonably likely to have AmREIT Material Adverse Effect or a Partnership Material Adverse Effect, as the case may be, which breach is not cured within 30 days after written notice of such breach is given to the breaching party by the non-breaching party;

              (vi) By either AmREIT or the Partnership if there has been a material breach of any of the covenants or agreements set forth in the Merger Agreement by the other, which breach is not curable or, if curable, is not cured within 30 days after written notice of such breach is given to the breaching party by the non breaching party;

              (vii) By the  Partnership  if in the  exercise  of his good  faith judgment as to his fiduciary duties as imposed by law, and as advised by counsel, the General Partner determines that such termination is required by reason of a Partnership Acquisition Proposal being made;

             (viii) By AmREIT if, in the exercise of its good faith  judgment as to its fiduciary duties as imposed by law, and as advised by counsel, the Independent Directors determine that such termination is required by reason of an AmREIT Acquisition Proposal being made; or

              (ix) By either AmREIT or the Partnership if a United States federal or state court of competent jurisdiction or United States federal or state governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement and such order, decree, ruling or other action shall have become final and non-appealable, provided that the party seeking to terminate the Merger Agreement shall have used all reasonable efforts to remove such order, decree, ruling or injunction.

Effect of Termination and Abandonment

       If an election to terminate the Merger Agreement is made by the Partnership (i) other than for "good reason" or (ii) for good reason pursuant to paragraph (vii) above, and a Partnership Acquisition Proposal shall have been made and, within one year from the date of such termination, the Partnership consummates a Partnership Acquisition Proposal or enters into an agreement to consummate a Partnership Acquisition Proposal to be subsequently consummated, the Partnership shall pay as liquidated damages (not as a penalty or forfeiture) to AmREIT, provided that AmREIT was not in material breach of its obligations at the time of such termination, an amount equal to the lesser of (x) the Partnership's Proportionate Share of $500,000 (The "AmREIT Liquidated Damages Amount") and (y) the sum of (1) the maximum amount that can be paid to AmREIT without causing AmREIT to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute income described in Sections 856(c)(2)(A)-(H) and 856(c)(3)(A)-(I) of the Code ("Qualifying Income"), as determined by AmREIT's certified public accountants plus (2) an amount equal to the AmREIT' Liquidated Damages Amount less the amount payable under clause (1) above in the event the REIT receives a letter from its counsel indicating that it has received a ruling from the IRS to the effect that the AmREIT Liquidated Damages Amount payment constitutes Qualifying Income. In addition to the AmREIT Liquidated Damages Amount, AmREIT shall be entitled to receive from the Partnership (or its successor in interest) all documented out-of-pocket costs and expenses incurred by it, up to a maximum of the Partnership's Proportionate Share of Expenses of AmREIT Expenses. The payments to which AmREIT is entitled as described above shall be its sole remedy with respect to the termination of the Merger Agreement under the circumstances contemplated above.

       If an election to terminate the Merger Agreement is made because of a Partnership Material Adverse Effect under paragraph (v) above, the Partnership shall, provided that AmREIT was not in material breach of its obligations at the time of such termination, pay AmREIT for the AmREIT Expenses, up to a maximum of the Partnership's Proportionate Share thereof (although it shall not be required to pay AmREIT Liquidated Damages Amount), which payment of the AmREIT Expenses shall be AmREIT's sole remedy for termination of the Merger Agreement in such circumstances.

       If an election to terminate the Merger Agreement is made by the REIT (i) other than for good reason or (ii) for good reason pursuant to paragraph (viii) above and, within one year from the date of such termination, AmREIT consummates an AmREIT Acquisition Proposal or enters into an agreement to consummate an AmREIT Acquisition Proposal to be subsequently consummated; AmREIT shall pay liquidated damages (not as a penalty or forfeiture) to the Partnership, provided that the Partnership was not in material breach of its obligations at the time of such termination. Such liquidated damages shall be in an amount equal to 120% of the Partnership's Proportionate Share of the Partnership Merger Expenses (the "Partnership Liquidated Damages Amount"). The payments to which the Partnership is entitled as described above shall be its sole remedy with respect to the termination of the Merger Agreement under the circumstances contemplated above.

       If an election to terminate the Merger Agreement is made by the Partnership pursuant to paragraph (v) above because of an AmREIT Material Adverse Effect, AmREIT shall, provided that the Partnership was not in material breach of its obligations at the time of such termination, pay the Partnership for the Proportionate Share of the Partnership Expenses, up to a maximum amount equal to the amount of the Partnership's Proportionate Share of the Partnership Merger Expenses and (although it shall not be required to pay the Partnership Liquidated Damages Amount), which payment shall be the Partnership's sole remedy for termination of the Merger Agreement in such circumstances.

       If the Merger Agreement is terminated by either party pursuant to paragraph (iv) or paragraph (vi) above, the non-terminating party shall, provided that the terminating party was not in material breach of its obligations at the time of such termination, pay the terminating party (x) in the case of termination by the Partnership the Partnership Liquidated Damages Amount, and in the case of termination by AmREIT, the AmREIT Liquidated Damages Amount, plus (y) an amount equal to the terminating parties' Proportionate Share of the Merger Expenses and (z) the non-terminating party shall remain liable to the terminating party for its breach.

       If this  Agreement is  terminated  pursuant to paragraph (i) or paragraph
(ix) above, AmREIT shall, provided that the Partnership was not in material breach of its obligations hereunder at the time of such termination, pay the Partnership an amount equal to the Partnership's Proportionate Share of the Partnership Expenses, which payment shall be the Partnership's sole remedy for termination of the Agreement in such circumstances.

       If an election to terminate this Agreement is made pursuant to paragraphs
(i), (ii) or (iii) above, and a Partnership Acquisition Proposal or an AmREIT Acquisition Proposal shall have been made and, within one year from the date of such termination, the non-nominating party consummates such Acquisition Proposal or enters into an agreement to consummate such Acquisition Proposal which is subsequently consummated, the non-terminating party shall pay to the terminating party, provided that the terminating party was not in material breach of its obligations hereunder at the time of such termination, as liquidated damages and not as a penalty or forfeiture, an amount equal to (x) in the case of termination by the Partnership, the Partnership Liquidated Damages Amount, and in the case of termination by AmREIT, the AmREIT Liquidated Damages Amount, plus
(y) its Proportionate Share of the Merger Expenses. In addition to such amount, the terminating party shall be entitled to receive from the non-terminating party (or its successor in interest) all of its documented out-of-pocket costs and expenses in connection with this Agreement and the transactions contemplated thereby. Such payments to which the terminating party shall be its sole remedy with respect to the termination of the Agreement.

       The Partnership agrees to amend the Merger Agreement at the request of AmREIT in order to (x) maximize the portion of the AmREIT Liquidated Damages Amount that may be distributed to AmREIT without causing AmREIT to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code or (y) improve AmREIT's chances of securing a favorable ruling described in this Section 9.3, provided that no such amendment may result in any additional cost or expense to such other party.

       If either party willfully fails to perform its duties and obligations under this Agreement, the non-breaching party is additionally entitled to all remedies available to it at law or in equity and to recover its expenses from the breaching party. In the event the REIT or the Partnership is required to file suit to seek all or a portion of such Liquidated Damages Amount, and it ultimately succeeds, it shall be entitled to all expenses, including attorney's fees and expenses, which it has incurred in enforcing its right hereunder.

Extension; Waiver

       At any time prior to the Effective Time, either party, by action taken by the AmREIT Board or the General Partner, as applicable, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto; (ii) waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement or in any document delivered pursuant hereto; and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Proposed Amendments to Partnership Agreements

       The Limited Partners of each Partnership are being asked to consider and vote upon the Partnership Amendments which authorize the following: (i) the Merger of each Partnership with and into AmREIT, whether or not AmREIT would be regarded as a Affiliate of the general partners; and (ii) such other actions as may be necessary under or contemplated by the Merger Agreement or this Prospectus, irrespective of any provisions in the Partnership Agreements which might otherwise prohibit such actions. Limited Partners voting in favor of the Merger will be deemed to have voted in favor of their respective Partnership Amendments. Since a majority vote of the Limited Partners is required to approve the Partnership Amendments, a majority vote is required to approve the Merger. The amendments will not be effective as to any Partnership that does not participate in the Merger.

       The Partnership Agreements of the Partnerships do not explicitly provide that the Partnerships can merge with and into another entity. Also, the Partnership Agreements each place certain prohibitions on the general partners from entering into various agreements, contracts or arrangements for and on behalf of the Partnerships with the general partners, their Affiliates or otherwise. The respective general partners are proposing the Partnership Amendments to empower and expressly permit them, for the benefit and on behalf of each respective Partnership, to consummate the Merger. The Merger Agreement cannot be effected unless and until such proposed amendments are adopted.

Proposed AmREIT Bylaw Amendment

     At the AmREIT Meeting, the AmREIT Shareholders will be asked to consider and vote on a Merger proposal which would allow the Board of Directors to:
(i) effect the Merger with each Partnership, the Limited Partners of whom approve the Merger with AmREIT, and subject to the terms and conditions of the Merger Agreement; and (ii) approve the Bylaw Amendment which would, upon the Effective Date of the Merger, amend the Bylaws of AmREIT to specifically authorize the Merger on the terms and conditions set forth in the Merger Agreement, notwithstanding any other provision, restriction or limitation in AmREIT's Bylaws.

     The text of the Bylaw Amendment is as follows:

     "The following paragraph shall be added as a new Section to the Bylaws:

     "Section 3.21. Approved Merger. Any other provision of these Bylaws notwithstanding, the Company is expressly authorized to effect the Merger transactions as set forth in each of those certain Agreements and Plans of Merger dated as of July 1, 1998, as may, pursuant to their terms, be amended, by and between the Company and each of the following Partnerships: Taylor Income Investors, Ltd. ("FUND III"), Taylor Income Investors IV, Ltd. ("FUND IV"), Taylor Income Investors V, Ltd. ("FUND V"), Taylor Income Investors VI, Ltd. ("FUND VI"), AAA Net Realty Fund VII, Ltd. ("FUND VII"), AAA Net Realty Fund VIII, Ltd. ("FUND VIII"), AAA Net Realty Fund Goodyear, Ltd. ("AAA GDYR"), AAA Net Realty Fund IX, Ltd. ("FUND IX"), AAA Net Realty Fund X, Ltd. ("FUND X"), and AAA Net Realty Fund XI, Ltd. ("FUND XI")."

Dissenting Partners and Shareholders

       Neither the Limited Partners of any Partnership nor the AmREIT Shareholders are entitled to dissenters' appraisal rights with respect to the Merger under applicable state law. The Limited Partners will not be entitled to such rights pursuant to the Partnership Agreement of any Partnership, as amended by the Partnership Amendment. Limited Partners who vote against the Merger and do not otherwise elect to receive Shares will receive Notes in the event their Partnership participates in the Merger. Limited Partners may elect to receive cash payment for their Units if the Merger is consummated by making the ALV Payment Election. See "THE MERGER - Appraised Liquidition Value Payment Election."

The Merger Expenses

       All transaction costs and expenses of the Merger which are estimated to be $450,000 shall be paid by AmREIT except the Partnerships shall pay the costs of the Houlihan Fairness Opinions, the costs of accountants for the Partnerships (and any costs in connection with the valuation or appraisal of the Partnership properties) and the costs of Partner communications (the "Partnership Merger Expenses"). The Partnership Merger Expenses are estimated to total $150,000. In addition, each Partnership will bear its own direct costs of due diligence, partner communications and administration. Each Partnership will bear its Proportionate Share of the Partnership Merger Expenses, which is equal to the

Partnerships relative NAV. In the event the Limited Partners of the Partnership do not approve the Merger, the General Partner will pay or reimburse the Partnership's Proportionate Share of the Partnership Merger Expenses. AmREIT's share of the Merger Expenses includes, but is not be limited to, costs of Bishop-Crown's fairness opinion, title policies, its accounting fees and the legal fees, printing and mailing costs of this Prospectus.

       AmREIT estimates that the Merger's Expenses will total approximately $450,000 as follows:

                      Legal Expenses                                    $230,000
                      Accounting Expenses                                 30,000
                      Fairness Opinions and Valuations                   122,500
                      Printing                                            50,000
                      State and Federal Filing Fees                        7,500
                      Proxy Mailing and Solicitation Costs                 5,000
                      Miscellaneous                                        5,000
                                                                           -----
                      TOTAL                                             $450,000


Anticipated Accounting Treatment

       AmREIT will account for the Merger as a purchase in accordance with Accounting Principles Board Opinion No. 16. The fair market value of the consideration given by AmREIT in the Merger and the market value of liabilities assumed will be used as the basis of the purchase price. The purchase price will be allocated to the assets and liabilities of the Participating Partnership based upon their respective fair market values at the Effective Time of the Merger. The financial statements of AmREIT will reflect the combined operations of AmREIT and the Participating Partnerships from the Effective Time of the Merger.

                         CERTAIN BENEFITS OF THE MERGER
                             TO THE GENERAL PARTNER
                               AND HIS AFFILIATES


            Should the Merger be consummated, the General Partner and certain of his affiliates could realize the following substantial financial benefits.

            Mr. Taylor would be entitled to payment of up to 350,294 Shares upon consummation of the Merger as a result of the terms of payments of the Share Balance payable to him pursuant to the recently completed Adviser Acquisition. The amount of the Share Balance to which Mr. Taylor is entitled increases directly with the number of Shares issued in the Merger. The Adviser Acquisition was approved by AmREIT's shareholders and consummated and, thus, the Limited Partners did not have the opportunity to vote on the Adviser Acquisition. If valued at the Exchange Price, these shares would have a value of up to $3,271,746.

           Should the Merger be consummated, Mr. Taylor and his Affiliates would receive 1,114 Shares, 1,980 Shares, and 1,189 Shares, respectively, as general partners of FUND VII, FUND VIII and FUND GDYR. The number of Shares to be received in the Merger by Mr. Taylor with respect to the general partners' interests increases directly with the respective Partnership's Net Asset Value.

           Mr. Taylor and/or his Affiliates will receive 3,533 Shares, 1,606 Shares, 1,349 Shares and 915 Shares, respectively, with the proceeds from disposition fees from FUND III, FUND IV, FUND V and FUND VI in connection with the Merger. The amount of such disposition fees increases directly with the Negotiated Prices of the properties to which they relate.

           If a Partnership elects to participate in the Merger, Mr.Taylor would be relieved of his continuing duties and responsibilities as General Partner.

           As  described   under  "The   Independent   Directors   Reasons  and
  Recommendations for the Merger" above, AmREIT could realize substantial benefits should the Merger be consummated, including the incremental expansion of its asset base at a cost below that which it might incur under alternative methods of asset growth, significant savings in costs, administration and management due to efficiencies of operations from a larger asset base, improved access to public financing, and the increased potential of establishing a secondary market for the Shares.

           The corporate general partner of each Partnership will not directly receive any Shares or other benefits in connection with the Merger.

                              CONFLICTS OF INTEREST

       A number of conflicts of interest are inherent in the relationships among the General Partner, the Partnerships and AmREIT.

Affiliated General Partner

       The General Partner, Mr. Taylor, is and/or controls the general partners of each Partnership. He is also the Chairman, Chief Executive Officer and the largest shareholder of AmREIT. Upon consummation of the Merger, Mr. Taylor will still own up to approximately 10.85% of the outstanding Shares. In determining the terms and conditions of the Merger on behalf of the Partnerships, these relationships caused Mr. Taylor and each Corporate General Partner to have significant conflicts of interest.

       Also, Mr. Taylor has an inherent financial interest in consummating the Merger. The terms and conditions of the Merger might have been structured differently by persons not having a financial interest in the Merger or the Merger may not have proceeded at all. If the Effective Date were June 30, 1998, Mr. Taylor would realize the substantial financial benefits from the Merger described under "CERTAIN BENEFITS OF THE MERGER TO THE GENERAL PARTNER AND HIS AFFILIATES" above.

       Limited Partners should consider these conflicting interests of Mr. Taylor in the Merger in negotiating and agreeing to the terms and conditions on behalf of the Partnerships. For instance, except for Fund IX, Fund X or Fund XI, where he has no direct interest in the consideration received by these Partnerships in the Merger, Mr. Taylor will receive a benefit directly related to consideration received by the Partnerships in the Merger. In the case of Fund III, Fund IV, Fund V and Fund VI, Mr. Taylor will receive a disposition fee equal to 3% of the Negotiated Price of the Partnerships' properties. In Fund VII, Fund VIII and Fund Gdyr, the general partners are entitled to receive 1% of the consideration received by the Partnerships in the Merger. Also, the number of shares of the Share Balance payable to Mr. Taylor as a result of the Merger is directly related to the number of shares issued by AmREIT in the Merger. Based on these interests, Mr. Taylor has a financial incentive to assure the Partnerships receive the greatest consideration possible.

       Conversely, as an officer and the principal shareholder of AmREIT, Mr. Taylor would benefit along with the other AmREIT shareholders and the Independent Directors to the extent AmREIT issues a lesser amount of Shares in the Merger. Mr. Taylor would also expect to benefit indirectly from the continuation of AmREIT's management of such Partnership management and administrative fees and reimbursements to AmREIT therefor. He would also expect to eventually participate in the proceeds of the sale or other disposition of such Partnership's properties by reason of his general partner interest and/or right to disposition fees. Also, other factors being equal, Mr. Taylor's proportionate ownership of AmREIT will be diluted by an amount directly related to the number of Shares issued in the Merger and to the extent the Exchange Price is less than the value of the Shares on the Effective Date, the value of Mr. Taylor's Shares will be diluted.

       No Partnership was separately represented by parties independent of AmREIT or Mr. Taylor in structuring and negotiating the terms of the Merger. Also, no formal procedures were put in place to minimize the potential conflicts of interest between Mr. Taylor and the Partnerships or as between individual Partnerships. Mr. Taylor has sought to discharge faithfully his fiduciary duty to each of the Partnerships even though he has a material interest as an officer, director and principal shareholder of AmREIT and anticipates receiving a portion of the Share Balance as a result of the Merger. Mr. Taylor believes that the Houlihan Fairness Opinions, the right to receive Notes in lieu of Shares granted to Limited Partners who believe that the Exchange Price does not provide such Limited Partners a number of Shares equal to the fair market value of their Units and other aspects of procedural fairness that have been incorporated into the structure of the Merger, and the expected benefits to Limited Partners from the Merger offset any detriment arising from such conflicts of interest or the absence of an independent representative. Had separate representation been arranged for each Partnership, the terms of the Merger might have been different and possibly more favorable to the Limited Partners. In addition, if separate representation had been arranged for each Partnership, issues unique to the value of a given Partnership might have received greater attention during the structuring of the Merger, and there might have been adjustments in the Net Asset Values allocated among the Partnerships, thereby increasing or decreasing the number of Shares allocable to such Partnership. See "RISK FACTORS -- Lack of Independent Representation" and "-- Conflicts of Interest."

The Independent Directors

       The Independent Directors have sought to discharge faithfully their fiduciary duties to AmREIT and the Shareholders. Neither of the Independent Directors has any financial interest in any Partnership or the general partner of any Partnership, and neither of the Independent Directors owes a fiduciary duty to the Limited Partners.

       The General Partner and the Independent Directors have endeavored to ameliorate conflicts of interest between Mr. Taylor and AmREIT by requiring that the Independent Directors determine and agree to the terms of the Merger on behalf of AmREIT and the Shareholders in consultation with Bishop-Crown and their own advisors. However, because neither of them devote a major portion of their time to AmREIT's affairs, the Independent Directors have had to rely on the management and staff of AmREIT for information, data and analysis of AmREIT and the Partnerships. Because the management and staff of AmREIT are under the control of Mr. Taylor, in his capacity of AmREIT's chief executive officer, it is likely that the views and considerations of Mr. Taylor, to some extent, influenced the information and analysis of AmREIT's management and staff, and thus, indirectly, the Independent Directors. The Independent Directors have sought to minimize any such influence by, and the conflicts of interest with, Mr. Taylor through their engagement of Bishop-Crown and independent legal counsel to review and advise them regarding the Merger and the Merger Agreement.

       The Independent Directors believe that the Fairness Opinion of Bishop-Crown, and the terms and conditions of the Merger, the amount of Shares and Notes to be offered to each Partnership in the Merger, and the expected benefits to AmREIT and the Shareholders from the Merger offset any detriment arising from the influence on them by the conflicts of interest of Mr. Taylor.

Continuing Conflicts of Interest

       After the Merger, Mr. Taylor will continue to have business and financial interests, some of which may conflict with the interests of AmREIT. The Independent Directors and Mr. Taylor will endeavor to resolve any conflicts of interest arising by reason of Mr. Taylor's other business interests as the General Partner with respect to any Partnership not electing to participate in the Merger in a fair and reasonable manner with a view towards Mr. Taylor's fiduciary obligations to AmREIT and any other parties in interest to the transaction. Also, under the terms of his employment agreement with AmREIT and pursuant to the Adviser Acquisition, Mr. Taylor is contractually restricted, so long as he serves as an officer or director of AmREIT, from engaging in any Competitive Real Estate Venture without the prior consent of AmREIT and must cause any Competitive Real Estate Venture over which he exerts control to, at the election of AmREIT, contract with AmREIT for the use of certain personnel and/or facilities. See "AmREIT AND ITS BUSINESS - Adviser Acquisition." Pursuant to the Adviser Acquisition, AmREIT succeeded to the Adviser's contracts to provide administrative and management services to the Partnerships. While Mr. Taylor no longer participates in payments for these services, he may eventually participate in the proceeds and/or disposition fees from the sale or disposition of the Partnerships' properties by reason of his interest as or in the general partner(s) of the Partnerships.

Features Discouraging Potential Takeovers

       Certain provisions in the Articles of Incorporation and Bylaws, as well as statutory rights under Maryland law, could be used by AmREIT's management, including the General Partner, to delay, discourage, or thwart efforts of third parties to acquire control of, or a significant equity interest in, AmREIT. See "COMPARISON OF OWNERSHIP OF UNITS AND SHARES" and "RISK FACTORS --Anti-Takeover Provisions."

                              FAIRNESS OPINIONS

The Bishop-Crown Fairness Opinion

       Background and Qualifications. AmREIT retained Bishop-Crown Investment Research, Inc., on February 11, 1998 to render an opinion as to whether the consideration to be paid by AmREIT pursuant to the Merger was fair from a financial point of view to AmREIT. A copy of Bishop-Crown's opinion is included as Annex 4 to this Prospectus. Bishop-Crown was not requested to, and did not make, any recommendation to the Independent Directors as to the Exchange Price to be provided for in the Merger, which Exchange Price was determined through negotiations between AmREIT and the General Partner.

       AmREIT selected Bishop-Crown to provide a fairness opinion because it is a financial advisor and investment valuation firm with national experience in the investment analysis, due diligence research, including the valuation of businesses and their securities in connection with mergers and acquisitions and for other purposes and has substantial experience with respect to REITs and other real estate companies and in transactions similar to the Merger.
Bishop-Crown rendered its Fairness Opinion to the Independent Directors in connection with the Adviser Acquisition, for which it received a fee of $37,500.

       Bishop-Crown is a nationally recognized investment due diligence and financial advisory firm among member firms of the National Association of Securities Dealers, Inc. (the "NASD"). Over the past ten years Bishop-Crown has provided due diligence underwriting and valuation services to individual member firms and industry groups. The Independent Directors selected Bishop-Crown to act as their financial adviser based on its experience with and expertise in small and emerging companies, including real-estate investment companies and REITs, its experience in evaluating the fairness of acquisitions of asset groups by their sponsors and/or affiliated managers, its experience and expertise in the due diligence examination and analysis of both private and public companies and its recognition among NASD member firms.

       Bishop-Crown has delivered its written opinion dated September 28, 1998 to the Board (the "Bishop-Crown Opinion"), to the effect that, as of the date of such opinion, based on Bishop-Crown's review and subject to the limitations described below, the consideration to be paid by AmREIT pursuant to the Merger was fair from a financial point of view to AmREIT and its shareholders. The Bishop-Crown Opinion does not constitute a recommendation to any shareholder of AmREIT as to how any such shareholder should vote on the Merger. Bishop-Crown has no existing contractual obligation to update its fairness opinion.

THE FULL TEXT OF THE BISHOP-CROWN OPINION, WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON ITS REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX 4 TO THIS PROSPECTUS. AMREIT'S SHAREHOLDERS ARE URGED TO READ THE OPINION IN ITS ENTIRETY.

       Bishop-Crown made a presentation of the Bishop-Crown Opinion and the underlying financial analysis to the Independent Directors prior to the meeting. This analysis, as presented to the Independent Directors, is summarized herein. Independent Directors present at the meeting (either in person or via teleconference) had an opportunity to ask questions of Bishop-Crown. Bishop-Crown discussed the information in the report, and the financial data and other factors considered by Bishop-Crown in conducting its analysis, all of which are summarized herein.

       Bishop-Crown had no restrictions or limitations imposed by either AmREIT or the Partnerships with respect to its investigation or the procedures followed in rendering its opinion. In requesting the Bishop-Crown Opinion, the Independent Directors did not give any special instructions to Bishop-Crown or impose any limitations upon the scope of the investigation that Bishop-Crown deemed necessary to enable it to deliver its opinion. Nor did Bishop-Crown receive any instructions from either AmREIT, the General Partner or his affiliates in connection with its engagement and analyses. Bishop-Crown is not affiliated with AmREIT, the General Partner, or Houlihan. A copy of the Bishop-Crown Opinion, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached hereto as Annex 4 and is incorporated herein by reference. The summary of the opinion set forth below is qualified in its entirety by reference to the full text of the Bishop-Crown Opinion. Shareholders are urged to read the opinion in its entirety. The opinion is directed only to the fairness of the consideration to be paid by AmREIT from a financial point of view and does not constitute a recommendation to any shareholder as to how such shareholder should vote at the Special Shareholder Meeting.

       Management of AmREIT solicited proposals from two firms for the preparation of the fairness opinion. Bishop-Crown was formally engaged to render its opinion to the Independent Directors pursuant to a letter of engagement dated February 19, 1998 (the "Engagement Letter"). The engagement letter requires AmREIT to pay Bishop-Crown a fee equal to $37,500, all of which was paid upon delivery of the written opinion as of the date of this Prospectus. In addition, the engagement letter with Bishop-Crown provides that AmREIT will reimburse Bishop-Crown for its reasonable out-of-pocket expenses and will indemnify Bishop-Crown and certain related persons against certain liabilities, including liabilities under securities laws, arising out of the Merger or its engagement. The fee was payable to Bishop-Crown regardless of whether or not its opinion was favorable as to the fairness of the Merger.

       In conducting its analysis and arriving at the opinion, Bishop-Crown reviewed such information and considered such financial data and other factors as Bishop-Crown deemed relevant under the circumstances, including:

                           (i)   a draft of the Merger Agreement;

                           (ii) AmREIT's Annual Report on Forms 10-KSB and 10-K and the related financial information for the fiscal years ended December 31, 1997 and 1996, respectively, and AmREIT's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 1998;

                           (iii) for   each  of  Fund   IX  and   Fund  X,   the
                                 Partnership's Annual Report on Forms 10-KSB and 10-K and the related financial information for the fiscal years ended December 31, 1997 and 1996, respectively, and each such Partnership's Quarterly Report on Form 10-QSB and the related unaudited financial information for the quarterly period ended March 31, 1998;

                           (iv) for each of FUND III, FUND IV, FUND V, FUND VI, FUND VII, FUND VIII, FUND GDYR, and FUND XI financial statements for the years ended December 31, 1997 and 1996, which, except in the case of Fund XI, were unaudited, and unaudited financial statements for each Partnership for the quarterly period ended March 31, 1998;

                           (v) certain information, including financial forecasts, relating to AmREIT's business, earnings, cash flow, assets and prospects
                                 furnished   to    Bishop-Crown    by   AmREIT's
                                 management;

                           (vi) certain information, including financial forecasts, earnings and cash flow of the properties of each Partnership furnished to Bishop-Crown by the General Partner the "financial forecasts";

                           (vii) certain   information   provided   by  AmREIT's
                                 management relating to the properties of the Partnerships including projections of net operating income for the year 1998 based on AmREIT management's review of the properties and lease terms and credit worthiness of the tenants of the Partnerships;

                          (viii) the   historical   and  projected   results  of
                                 operations of AmREIT and historical and certain future earnings estimate of selected companies which Bishop-Crown deemed to be reasonably similar to AmREIT;

                           (ix) the historical offering prices for the Common Shares and the historical public trading prices of the Common Shares of certain publicly traded companies and publicly available financial, operating and stock market data concerning certain companies engaged in businesses Bishop-Crown deemed comparable to AmREIT or otherwise relevant to its inquiry;

                           (x)   the financial terms of certain recent
                                 transactions Bishop-Crown deemed relevant; and

                           (xi) such other financial information, analyses and investigations as Bishop-Crown deemed relevant.

       The financial forecasts provided to Bishop-Crown were the Partnerships' property-by-property cash budget for 1998 and forecast of net operating income and net cash flow for the five-year period 1998 to 2002, a pro forma combined balance sheet for the Partnerships and AmREIT at December 31, 1997 and a pro forma combined net operating income model for the Partnerships and AmREIT for 1998. Bishop-Crown discussed with senior management of AmREIT: (a) the prospects for AmREIT's prospective financing, development and acquisition activities in 1998 and 1999; (b) management's estimate of such business' future financial performance; (c) the anticipated financial impact on AmREIT's financial performance of the Merger and AmREIT's transition to a self-management structure; (d) the potential financial impact of the Merger on AmREIT, including management's estimate of AmREIT's expenses related to the Merger; and (e) such other matters as Bishop-Crown deemed relevant.

       Bishop-Crown is not required to update its opinion. Management is not aware of any event which has occurred after the date of Bishop-Crown's opinion or of any significant changes to the information upon which it relied in giving its opinion which would cause Bishop-Crown to alter its opinion regarding the fairness of the Merger from a financial point of view.

       Bishop-Crown visited selected properties owned by the Partnerships. However, Bishop-Crown assumed, and did not necessarily verify, that all financial information provided by Mr. Taylor, management of the Partnerships and AmREIT, including financial forecasts and projections, upon which it relied in providing its opinion, was reasonably prepared and reflects the best current available estimates or future financial results and the condition of AmREIT and the Partnerships; and that there has been no material change to the assets, financial conditions, business or prospects of AmREIT or any of the Partnerships since the date of the most recent financial statements made available to it. Included in this financial information were projected operating results of the combined Company and the Partnerships based on various financial models assuming various rates of asset growth ranging from 10% to 50% over various periods extending up to and including 2004. These financial models incorporated numerous assumptions with respect to the real estate industry performance, general business and economic conditions, future conditions of the financial markets and the continuation of certain current trends within the real estate industry. Most of these assumptions are beyond the control of the Partnerships and AmREIT, and as predictions, no matter how reasonable, are subject to the impact and influence of future events. Primary among the assumptions made were that interest rates, rates of inflation, and yields on leased properties would continue, overall, to compare with rates currently available. The financial models also assumed that under current and future AmREIT and Partnership investment lease provisions, same store net operating income would increase at the average rate of 1.0% per annum, as adjusted after the end of each fifth year of the lease. Bishop-Crown was not engaged to opine and does not express any opinion as to any other aspect of the Merger other than the fairness of the consideration to be paid by AmREIT and to be received by AmREIT and its Shareholders from a financial point of view.

       Share Consideration Analysis. For purposes of its analysis of the fairness of the transaction, Bishop-Crown implied a value range for the AmREIT Shares based on common stock multiples of annual dividends and annual FFO. The appropriate range of multiples was determined by reference to the reported multiples of publicly traded share prices to dividends and FFO per share reported for the following REITs which Bishop-Crown deemed to be comparable to AmREIT in terms of investment objectives and/or real estate investments. These REITs (the "Comparable REITs") included Alexander Haagon REIT, TriNet REIT, Boddie-Noell Properties, Inc., Burnham Pacific Properties, Commercial Net Lease Realty, Franchise Finance Corp. of America, New Plan REIT, Realty Income Corporation, Glimcher Realty Trust, Price REIT, Saul Center, Excel Realty Trust, Inc., National Golf Properties, Macerich Company, Golf Trust of America,
Alexandria Real Estate Equities and Western Investment R.E. Trust. Based on information for the quarter ended March 31, 1998, this analysis resulted in multiples of dividends per share ranging from 11.53x to 19.53x, with a mean of 14.65x and a median of 14.33x, and multiples of FFO per share ranging from 9.8x to 17.91x, with a mean of 13.29x and a median of 12.89x. For the purposes of its analysis, Bishop-Crown focused on the median dividend and FFO multiples which resulted in share/price multiples of 14.33x dividends per share and 12.89x FFO per share. Bishop-Crown noted that AmREIT has, through 1997, paid dividends in excess of FFO per share. Bishop-Crown noted that the dividends per share paid by these REITs was less than AmREIT's FFO per share except for Alexander Haagon (dividend equaled 105% of FFO), National Golf Properties (dividend equaled 101% of FFO) and Saul Centers (dividend equaled 102% of FFO). Bishop-Crown also noted that AmREIT currently pays dividends at the rate of 113% of FFO. Bishop-Crown therefore determined, for the purposes of comparison, to adjust AmREIT's dividend per share to 100% of FFO or $0.69 per share as annualized at December 31, 1997. Based on this analysis, Bishop-Crown determined, for the purposes of the Merger, that the implied value of the Shares ranged from $8.89 to $9.89 per share based on FFO per share of $0.69. Based on this implied range of Share values, Bishop-Crown concluded that the Exchange Price is a fair value for AmREIT's Shares for the purposes of the Merger.

       Bishop-Crown also noted that, as there is currently no regular public market for the Shares, such valuations may differ significantly, and without limitation as to such higher or lower value as of the Closing Date. Thus, Bishop-Crown did not recommend to AmREIT that any specific consideration would constitute the appropriate amount or form of payment by AmREIT for the Partnerships' properties, nor did Bishop-Crown recommend to AmREIT that any specific consideration received by it or its shareholders would constitute appropriate consideration to be received in the transaction.

       Bishop-Crown analyzed the fairness of the Merger based on the value of the Partnership net assets being acquired by AmREIT in the Merger pursuant to a discounted cashflow analysis (i) portfolio price rental multiples, (ii) a comparable Company analysis and (iii) a comparable transaction analysis.

       Property Valuations. Under this approach, Bishop-Crown analyzed the expected range of current prices for the properties of each Partnership based on current sale information for properties in the same or proximate local areas under lease to the same tenant and/or tenants with the same general credit ratings. Because of the current levels of commercial real estate activity and the active market for net leased properties, particularly by publically traded REITs, publically available information regarding the sales of such properties is readily available through large commercial real estate brokerage firms and others. Based on recent sales information regarding properties it judged to be relevant by reason of location, tenant, lease terms and age, Bishop-Crown determined appropriate range for the likely current market price for each Partnership's properties as a multiple of current annual rent. In general, these multiples ranged from 10.40x to 10.85 for recently constructed and newer properties to 7.2x to 8.3x for older properties nearing lease term expiration and/or structural obsolescence. Where it deemed it appropriate, Bishop-Crown chose a range of multiples reflecting known significant property related circumstances, such as a high probability on tenant non-renewal or significantly undervalued lease of shorter duration in comparison to residual value of the property. Based on this analysis, Bishop-Crown determined the following range of property values: Fund III, $1.102 million to $1.117 million; Fund IV, $0.500 million to $0.520 million; Fund V, $0.420 million to $0.424 million; Fund VI, $0.300 million to $0.303 million; Fund VII, $1.035 million to $1.074 million; Fund VIII, $1.801 million to $1.884 million; Fund Gdyr, $1.102 million to $1.126 million; Fund IX, $4.880 million to $5.267 million; Fund X, $10.501 million to $10.816 million, Fund XI, $6.355 million to $6.571 million. Pursuant to the Mergers, AmREIT is in essence purchasing each Partnership's properties without regard to any enhancement or reduction in value attributable to the Partnership entity. Bishop-Crown therefor gave greatest weight to valuation approaches based on analysis of property valuation as opposed to Partnership entity valuations.

       Comparable Company Analysis. Bishop-Crown analyzed the Partnerships to establish an implied range of equity market values based on multiples of publically available historic information regarding companies Bishop-Crown considered reasonably similar to the Partnerships in terms of real estate investments. Because of similar Partnership property portfolios to those of AmREIT, Bishop-Crown considered the same comparable companies as those used in the AmREIT analysis above. Information analyzed included market capitalization as a multiple of FFO. As noted above, mean and median multiples of FFO were 13.29x and 12.89x, respectively. Applying these multiples to each Partnership's projected

FFO for 1998 resulted in implied market equity valuations equal to or exceeding those values implied under the Property Valuation Analysis. However, Bishop-Crown determined this analysis least appropriate because each of the comparable companies is significantly larger than most of the Partnerships, the comparable companies were infinite life entities and in general are self-managed. Also, none of the Partnerships has or anticipates establishing a liquid secondary market for its securities.

              Discounted Cashflow Analysis. Under its discounted cashflow analysis, Bishop-Crown valued the future stream of net cashflow (debt-free earnings) that the Partnerships would realize if the Merger does not occur for each of the years ended December 31, 1998, 1999 and 2000. Bishop-Crown then assumed a sale of the Partnerships at the end of 2000. After analyzing operating projections provided by management and the General Partner, Bishop-Crown determined representative projected cashflow for the Partnerships for the years 1998, 1999 and 2000, based on forecasted 1998, assuming timely lease extensions in accordance with their terms. Bishop-Crown determined representative projected net cashflow by taking into account the Partnerships' historical and projected operating expenses for each year, which included the Partnerships' general administrative expenses, including executive salaries. Bishop-Crown assumed a combined income tax rate for the Partnerships of 40%. Based on this analysis, Bishop-Crown calculated a range of equity values for the Partnerships based upon:

                           ( i ) the present value of the net cashflows for each
                                 Partnership for 1998, 1999 and 2000; and

                           (ii) the present value of the estimated terminal value of the Partnership properties, assuming that they were sold at the end of the year 2000, based on annualized cashflow in 2001.

In applying its discounted cashflow analysis, Bishop-Crown assumed, among other things, discount rates ranging from 9% to 12% (depending on the predictability of the lease income and the time of receipt). Bishop-Crown also noted that such discount rates are consistent with those used in cashflow analysis of Partnerships in the comparable transactions section discussed below. For valuation of the Partnership properties at the time of sale, Bishop-Crown used terminal multiples of 7.0x to 11.0x, where the smaller end of the range is more reflective of a greater discount rate range by reason of the more speculative future sale prediction. Bishop-Crown assumed a Net Cash Balance of zero for each Partnership. Based on Bishop-Crown's quantitative judgments concerning the specific risks associated with an investment and the properties, the historical and projected operating performance of the properties, and the increased speculative  value of  projections  of future  performance,  the  relatively low average growth rate of 1.0% under the leases on the properties and the relatively short 36 month projection period, Bishop-Crown focused on a range of multiples from 10.0x to 11x. This analysis resulted in a range of implied Partnership L.P. Values as follows: Fund III: $1.04 million to $1.14 million, Fund IV: $0.365 million to $0.505 million, Fund V: $0.317 million to $0.480 million, Fund VI: $0.212 million to $0.232 million, Fund VII: $0.852 million to $0.935 million, Fund VIII: $1.512 million to $1.66 million, Fund GDYR: $1.22 million to $1.31 million, Fund IX: $4.66 million to $5.11 million, Fund X: $9.03 million to $9.93 million, and Fund XI: $4.90 million to $5.37 million.

       Bishop-Crown considered this approach to be the most conservative as it valued each Partnership's assets within the fixed context of the illiquid, finite life, externally managed partnership structure, which attributes, in general, are expected to depress the value of the property assets. This analysis resulted in property valuations for each Partnership which overlapped the range of values for the Shares paid for the properties.

       Conclusions. Based on the foregoing, Bishop-Crown determined that in the case of each Partnership, Bishop-Crown concluded that the aggregate Negotiated Prices of the properties of each Partnership was at least equal to the value of the Shares paid therefor by AmREIT. Bishop-Crown's Fairness Opinion addresses the fairness of the Merger as a whole and with respect to the Merger of each possible combination of Partnerships from a financial point of view. Bishop-Crown therefore concludes that the Merger of each or any combination of the Partnerships with AmREIT for the consideration offered and received is fair to AmREIT and its Shareholders from a financial point of view.

       In considering the fairness of the Merger, Bishop-Crown also considered the significant benefits to AmREIT which would result from the increased equity and asset base which could result from the Merger. Bishop-Crown believes that a large incremental increase in AmREIT's asset size and equity base resulting from the Merger will significantly facilitate additional growth by enhancing AmREIT's ability to attract underwriters capable of placing significant public offerings of AmREIT's Shares and the establishment of a secondary market for the Shares.

       In arriving at its opinion, Bishop-Crown did not attribute any particular weight to any analysis or factor considered by it, but rather made the qualitative judgments as to the significance and relevance of each analysis and factor, including its consideration and analyses of the projections.

       As part of its analysis of the fairness of the Merger, Bishop-Crown reviewed the financial forecasts and also prepared the forecasts and projections of AmREIT's post-Merger financial performance under various scenarios based on financial information provided by AmREIT and/or compiled by Bishop-Crown from public and proprietary databases. However, Bishop-Crown's Fairness Opinion is not materially based on or derived from the financial forecasts or any financial forecast or projection scenario.

       No factor considered by Bishop-Crown failed to support Bishop-Crown's conclusions. Bishop-Crown believes that all of its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, could create an incomplete view of the processes underlying the analyses undertaken by it in connection with its opinion. Furthermore, in its analyses, Bishop-Crown made numerous assumptions with respect to the Partnerships, AmREIT, general real estate industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Partnerships and AmREIT. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of businesses or securities are not real estate appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

Bishop-Crown's opinion and the analyses and findings in connection therewith are not readily susceptible to summary description. Therefore, Bishop-Crown believes its analyses must be considered as a whole, and that considering any portion of its analyses or any one or selected number of its conclusions, without considering its analyses and conclusions in total, could create a misleading or incomplete view of the process underlying its opinion.

       Bishop-Crown's analyses were prepared solely for the purposes of providing its opinion to the Independent Director as to the fairness of the consideration to be paid by AmREIT and to be received by AmREIT and its Shareholders (other than Mr. Taylor) in the Merger, from a financial point of view, and do not purport to be real estate appraisals or to reflect the prices at which the subject businesses or assets may be bought or sold.

       Bishop-Crown's fairness opinion was one of many factors taken into consideration by the Independent Directors in determining to approve the Merger and to recommend approval of the Merger to the shareholders of AmREIT. The foregoing summary does not purport to be a complete description of the analyses performed by Bishop-Crown and is qualified by reference to its written opinion. The preparation of its fairness opinion involves Bishop-Crown's determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analysis and the application of those methods to the particular circumstances resulting from the Merger given the existence of facts and conditions assumed.

       Mr. Heilbron, founder and President of Bishop-Crown and a significant Shareholder of Bishop-Crown's parent corporation, has personally known the General Partner since 1987. During this time, an affiliate of Bishop-Crown, PIM Financial Services, Inc., a registered broker-dealer, has provided securities distribution services to AmREIT and other affiliates of the General Partner. In November 1997, the Independent Directors engaged Bishop-Crown as a financial adviser regarding AmREIT's acquisition of the Adviser and in connection therewith, on January 15, 1998 rendered its opinion to the Independent Directors that the recently completed Merger was fair to AmREIT and its shareholders (other than the General Partner) from a financial point of view. Bishop-Crown's engagement was not contingent upon its issuance of a favorable opinion in connection with the Merger.

The Houlihan Fairness Opinions

       General. The General Partner retained Houlihan on behalf of each Partnership to render the Houlihan Fairness Opinions to each Participating
Partnership regarding the fairness, from a financial point of view, of the consideration to be received by the Limited Partners of the Participating Partnership in connection with the Merger. Houlihan was not requested to, and did not make, any recommendation to the Partnerships as to the form or amount of consideration to be received by the Limited Partners in connection with the Merger, which consideration was determined through negotiations between
AmREIT and the General Partner. The General Partner retained Houlihan to render its Fairness Opinions based upon Houlihan's experience in the valuation of businesses and their securities in connection with mergers and acquisitions, and valuation for corporate purposes especially with respect to REITs and other real estate companies. Houlihan is a nationally recognized investment banking firm that is continually engaged in providing financial advisory services
in  connection   with  mergers  and acquisitions, leveraged buyouts, business valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructuring, and private placements of debt and equity securities.

       The General Partner engaged Houlihan on February 10, 1998. The General Partner had, on behalf of each Participating Partnership, solicited proposals from one other firm for the preparation of fairness opinions. The consideration to be paid by AmREIT in the Merger consists solely of Shares or, at the election of the individual Limited Partners, Notes. Houlihan rendered an opinion as to the valuation of the Adviser in connection with the Adviser Acquisition for which opinion it received a fee of $40,000. Houlihan has no material prior relationship with the General Partner or his Affiliates. As compensation to Houlihan for its services in connection with the Merger, the General Partner has agreed to pay Houlihan an aggregate fee of $85,000. No portion of Houlihan's fee is contingent upon the successful completion of the Merger. The General Partner and each Partnership have also agreed to indemnify Houlihan and related persons against certain liabilities, including liabilities under federal securities laws, arising out of the engagement of Houlihan, and to reimburse Houlihan for certain expenses.

       Houlihan delivered its written Fairness Opinions to the General Partner to the effect that, as of June 1, 1998 on the basis of its analysis summarized below and subject to the limitations described below, the consideration to be received by the Limited Partners of each Participating Partnership in connection with the Merger was fair, from a financial point of view, to such Limited Partners. The Fairness Opinions do not constitute a recommendation to any Limited Partner as to how any such Limited Partner should vote on the Merger. Houlihan has no existing contractual obligation to update its Fairness Opinions.

THE FULL TEXT OF THE HOULIHAN FAIRNESS OPINIONS, WHICH SET FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX 5. TO THIS PROSPECTUS. THE LIMITED PARTNERS ARE URGED TO READ THE OPINION IN ITS ENTIRETY.

       In arriving at its Fairness Opinions, Houlihan: (i) reviewed the annual reports to partners for the Partnerships for each of the five fiscal years (or since inception) to December 31, 1996; (ii) reviewed AmREIT's annual reports to shareholders on Form 10-KSB and Form 10-K for the fiscal years ended December 31, 1997 and 1996, respectively; (iii) reviewed the draft Merger Agreement, dated June 1, 1998 and a draft of this Prospectus; (iv) met with certain members of the senior management of AmREIT and the General Partner to discuss the Partnerships and AmREIT's operations, financial condition, future prospects, and projected operations and held discussions with representatives of the Partnerships and AmREIT with respect to certain matters; (v) reviewed the unaudited balance sheet dated December 31, 1997 and the rental income statements for the combined Partnerships for the years ended December 31, 1997 and 1996;
(vi) visited certain facilities and business offices of AmREIT and the Partnerships, and certain real property owned by the Partnerships; (vii) reviewed forecasts and projections prepared by management of the General
Partner and AmREIT with respect to the Partnerships' properties for the years ended 1997 through 2007; (viii) reviewed the historical offering prices for AmREIT's securities; (ix) reviewed certain other publicly available financial data for certain companies that Houlihan deemed comparable to the Partnerships and AmREIT and publicly available prices and premiums paid in other transactions that it considered similar to the Merger; and (x) conducted such other studies, analyses and inquiries as it deemed appropriate.

       Houlihan did not, and was not requested by the General Partner, to make any recommendations as to the form or amount of consideration to be paid to the Limited Partners in connection with the Merger. Houlihan was not asked to opine on and did not express any opinion as to (i) legal or tax consequences of the Merger, including but not limited to tax consequences to the Limited Partners;
(ii) whether any Limited Partner should elect to receive Notes rather than Shares in the Merger; (iii) the public market values or realizable value of the Shares or the prices at which the Shares may trade in the future following the Merger if and when a public trading market is established for the Common Shares;
(iv) the fairness,  advisability  or desirability of alternatives to the Merger;
(v) the potential capital structure of AmREIT or its impact on the financial performance of the Shares or Notes; or (vi) the fairness of any aspect of the Merger not expressly addressed in the Houlihan Fairness Opinions, including the fairness of the Merger as a whole. Houlihan's opinion relates to fairness from a financial point of view of the consideration to be received by each Limited Partner. Houlihan's opinion does not address the fairness of the Merger as a whole. Houlihan's opinion as to each Partnership does not depend on the participation of any one or a combination of other Partnerships. Houlihan did not perform an independent appraisal of the assets and liabilities of the Partnerships.

       Although the General Partner and AmREIT advised Houlihan that certain assumptions were appropriate in their view, no restrictions or limitations were imposed by the General Partner upon Houlihan with respect to its investigation or the procedures followed by Houlihan in rendering its fairness opinion. Houlihan's Fairness Opinions are not intended to be and do not constitute a recommendation to any Limited Partner as to whether to accept the consideration to be received by such Limited Partner in connection with the Merger (whether in the form of Shares or Notes) or to vote in favor of the Merger. It should be noted that the aggregate value of the consideration that may be received by each Limited Partner in connection with the Merger (including any cash consideration in lieu of fractional shares to be received by the Limited Partners) is fixed. The ultimate value actually received by each Limited Partner at the time of consummation of the Merger will vary depending on the market price of the Shares at such time.

       Houlihan relied upon and assumed, without independent verification, that the financial forecasts and projections provided to it have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Partnerships and that there has been no material change in the assets, financial condition, business or prospects of each Partnership since the date of the most recent financial statements made available to it. However, Houlihan's conclusions as to the fairness of the Merger to any Partnership was not based materially on the financial forecasts.


       Houlihan did not independently verify the accuracy and completeness of the information supplied to it with respect to the Partnerships and did not assume any responsibility with respect to such information. Houlihan has not made any physical inspection or independent appraisal of any of the properties or assets of the Partnerships.

       Partnership Valuation Analysis. In rendering its Fairness Opinions, Houlihan calculated a range of the value of each Partnership on a controlling interest basis. Houlihan's analysis of the fair market value of each Partnership took into consideration the income- and cash-generating capability of that Partnership. Typically, an investor contemplating an investment in an enterprise with income- and cash-generating capability similar to the Partnerships will evaluate the risks and returns of its investment on a going concern basis. Accordingly, after due consideration of other appropriate and generally accepted valuation methodologies, the value of each Partnership has been developed primarily on the basis of capitalization of net operating cash flow and discounted cash flow approaches.

       All valuation methodologies that estimate the worth of an enterprise as a going-concern are predicated on numerous assumptions pertaining to prospective economic and operating conditions. Houlihan's Opinions are necessarily based on business, economic, market and other conditions as they exist and can be evaluated by it at the valuation date. Unanticipated events and circumstances may occur and actual results may vary from those assumed. Any such variations may be material.

       Houlihan used several methodologies in arriving at its Fairness Opinions. Each methodology provided an estimate as to the L.P. Value for each Partnership. The L.P. Value is the value of the limited partnership interest in each Partnership and this provides a basis of comparison to the consideration offered in the Merger. Several of the analyses conducted by Houlihan also provided an estimate as to the value of the general partners' interests in the Partnership (the "General Partner Value"). In valuing the Partnerships, Houlihan performed the following analyses with respect to each Partnership.

              (i) Pursuant to the Net Sale Approach which Houlihan analyzed the value of the properties of each Partnership (and any subject liabilities) under an orderly sale/liquidation scenario. This approach allowed Houlihan to determine the net equity value of each Partnership by first determining the value of such Partnership's assets and then subtracting the value of the Partnership's liabilities. In order to arrive at the value of the Partnership's assets, Houlihan utilized capitalization rates of Net Operating Income ("NOI") of the properties of each Partnership as well as multiples of the square footage of each partnership to arrive at a value for each Partnership's real property. Houlihan then aggregated the resulting property values for each Partnership to arrive at an aggregate value of such Partnership.

              Capitalization  rates  utilized  in the  Net  Sale  Approach  were determined based upon (i) comparable sales data provided by the General Partner;
(ii) statistics from the National Real Estate Index, an independent organization that compiles pricing data from real estate transactions; and (iii) certain publicly available information on assets similar to the Partnerships' properties. Additionally, on a property-by-property basis, a number of characteristics and financial statistics were considered, including property classification, NOI and revenue growth, total revenues, profitability, and property's relative size. Moreover, the market and location of the property were considered. In sum, Houlihan selected capitalization rates and applied what it believes to be the appropriate capitalization rate to each property's NOI. The Net Sale Approach generally utilized the higher of each property's actual or projected NOI for the annual periods selected. The NOI for certain properties were adjusted to reflect normal income streams for such properties which were newly constructed or had recently experienced material change of circumstances such as the addition or departure of a major tenant or a significant renovation.

            Applying those selected capitalization rates to each property's normalized NOI resulted in an aggregate value for each property. Property values were then adjusted for reasonable real estate transaction costs (i.e., assumed brokerage fees and commissions) and any contractual fees due to the General Partner in the event of a property sale. The net result for each property owned by each Partnership was then aggregated to arrive at an aggregate property value for each Partnership based upon the Net Sale Approach. Each Partnership's aggregate property value was adjusted to reflect the capital structure of the relevant assets, the working capital assets and liabilities of the Partnership, and any excess cash or other liabilities. The General Partner then divided the resulting value among the Limited Partners and General Partner of each Partnership based upon the rights and privileges of the Partnership Agreement.

              (ii) An alternative methodology was an Income Approach Analysis which, like the Net Sale Approach, considered the capitalization rates and multiples of square footage to arrive at the estimated value of each
Partnership's underlying real properties. However, rather than assuming a sale of such real properties, the Income Approach Analysis did not include a reduction in relative values for the transaction costs associated with the sale of the properties. Thus, the Income Approach Analysis utilized the aggregate NOI and square footage for each property, as determined in the property sale analysis, and appropriate capitalization rates and square foot multiples to determine the aggregate value of each Partnership. The resulting value was then divided among the Limited Partners and General Partner of each Partnership based upon the rights and privileges of the Partnership Agreement.

              (iii) Another methodology applied was the Unit Yield Approach, pursuant to which the L.P. Value was estimated by calculating capitalization rates for alternative investments such as publicly traded real estate investment trusts and privately held real estate companies whose securities sales are periodically monitored in a publication entitled the "Partnership Spectrum." The capitalization rates for the indicated alternative investments ranged between approximately 5.0% to 10.0%. Utilizing these capitalization rates as a proxy for the required return on the Partnerships' securities and then applying the range of required returns to the Partnerships' Limited Partner distributions as a perpetual flow resulted in an indication of the value of the Limited Partners' aggregate interests in each Partnership.

       The aforementioned Approaches provided Houlihan with a range of values for the aggregate limited partner interests of each Partnership. Houlihan then considered, among other things i) the premiums paid in transactions involving entities such as the Partnerships and the Merger as proposed; and ii) the premiums above net asset value exhibited in secondary market trades of partnership interests (as reported in such publications as the "Partnership Spectrum") for control block acquisitions and partnerships with similar assets. After due consideration of other appropriate and generally accepted valuation methodologies, Houlihan developed the value of each Partnership primarily on the basis of capitalization of net operating cash flow and discounted cash flow approaches under the Income Analysis Approach.

       Based on all of the aforementioned analyses, Houlihan derived the following ranges of values of the Partnerships: Fund III, $0.945 million to $1.1 million; Fund IV, $0.42 million to $0.55 million; Fund V, $0.399 million to $0.473 million; Fund VI, $0.2415 million to $0.33 million; Fund VII, $0.84 million to $0.99 million; Fund VIII, $1.575 million to $1.98 million; Fund Gd Yr, $0.945 million to $1.21 million; Fund IX, $3.99 million to $4.84 million; Fund X, $9.135 million to $10.01 million; Fund XI, $4.83 million to $6.05 million.

       With respect to arriving at the value of the consideration to be received by the Limited Partners, Houlihan then considered the value of the Shares and/or Notes to be received by the Limited Partners in connection with the Merger. Houlihan considered AmREIT's pro forma net operating income and, in a manner similar to the aforementioned sale and income approach, Houlihan capitalized such net operating income to arrive at a pro forma net asset value for AmREIT. (Houlihan did not assume any liquidation costs in its pro forma valuation.) Houlihan then added the value of AmREIT's advisory business, based upon AmREIT's purchase price for the Adviser in the Adviser Acquisition, to AmREIT's net asset value. Houlihan then multiplied the number of Shares to be received by each Partnership by the estimated valuation of the Shares to arrive at the valuation of the consideration to be received by the Limited Partners of each Partnership.

       The foregoing summaries describe the material points of more detailed analyses performed by Houlihan in connection with rendering the Houlihan Fairness Opinions. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is, therefore, not readily susceptible to summary description. In rendering its Fairness Opinions, Houlihan did not attribute any particular weight to any analysis or factor considered by it but rather made the available judgments as to the significance and relevance of each analysis and factor. While there were no material factors that did not support Houlihan's Fairness Opinions, Houlihan believes that its analyses and the summary set forth herein must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, or portions of this summary, could create an incomplete view of the processes underlying the analyses set forth in the Houlihan Fairness Opinions. In its analysis, Houlihan made numerous assumptions with respect to the Partnerships, general real estate industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond its control and beyond the control of the Partnerships. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses.

       Conditions  and   Limitations.   The conclusions resulting from the
above-described analyses lead Houlihan to conclude that the consideration to be received by the Limited Partners of each Partnership in connection with the Merger is fair to the aggregate Limited Partners of each Partnership from a financial point of view.

       The foregoing analyses required studies of the overall market, economic and industry conditions in which the Partnerships and AmREIT operate, the Partnerships' and AmREIT's operating results, and the Partnerships' distributions to the Limited Partners. Research into, and consideration of, these conditions were incorporated into the analyses.

       Houlihan's Fairness Opinions are based on the business, economic, market and other conditions as they existed as of December 31, 1997. In rendering its opinion, Houlihan relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information provided to Houlihan by the General Partner and AmREIT was reasonably prepared and reflect the best current available estimates of the financial results and condition of the Partnerships and AmREIT.

      Houlihan relied on the assurance of the General Partner that any financial projections or pro forma statements or adjustments provided to Houlihan were in the judgment of the General Partners and AmREIT reasonably prepared or adjusted on bases consistent with actual historical experience or reflecting the best currently available estimates and good faith adjustments; that no material changes have occurred in the information reviewed between the date the information was provided and the date of the Houlihan Fairness Opinions; and that the General Partners and AmREIT are not aware of any information or facts regarding the General Partners and AmREIT or the Partnerships that would cause the information supplied to Houlihan to be incomplete or misleading in any material respect. Houlihan did not independently verify the accuracy or completeness of the information supplied to it with respect to the Partnerships or AmREIT and does not assume responsibility for the accuracy or completeness of such information. Except as set forth above, Houlihan did not make any physical inspection or independent appraisals of the properties or assets of the Partnerships or AmREIT.

                      AMREIT PRO FORMA FINANCIAL INFORMATION

       The Pro Forma Financial Information of AmREIT for the year ended December 31, 1997 and the six months ended June 30, 1998 are included in this Prospectus starting at page F-2. The Pro Forma Financial Information has been prepared as if each of the transactions had occurred as of June 30, 1998: (i) the issuance of 213,260 Initial Shares pursuant to the Adviser Acquisition; (ii) the Merger and the Related Transactions. The following Pro Forma Statements of Operations of AmREIT for the year ended December 31, 1997 and for the three months ended June 30, 1998 have been prepared as if each of the transactions had occurred as of January 1, 1997. The Pro Forma Financial Information has been prepared using the purchase method of accounting whereby the assets and liabilities of the Partnerships are allocated based upon estimated fair market value, based upon preliminary estimates, which are subject to change as additional information is obtained. The allocations of purchase costs are subject to final determination based upon estimates and other evaluations of fair market value. Therefore, the allocations reflected in the following Pro Forma Financial Information may differ from the amounts ultimately determined.

       The Pro Forma Financial Information is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations of AmREIT that would have occurred if such transactions had been completed on the dates indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the AmREIT management, all material adjustments necessary to reflect the effect of these transactions have been made. The Pro Forma Statements of Operations for the year ended December 31, 1997 and for the six months ended June 30, 1998 are not necessarily indicative of the results of operations to be expected for the year ending December 31, 1998.

                         MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AMREIT

       The  Company  is  a  fully  integrated,   self-administered  real  estate
investment trust. The Company was organized on August 17, 1993 to acquire, either directly or through joint venture arrangements, undeveloped, newly constructed and existing net- lease real estate that is located primarily on corner or out- parcel locations in strong commercial corridors, to lease on a net-lease basis to major retail businesses and to hold the properties with the expectation of equity appreciation producing a steadily rising income stream for its shareholders.

       The Company is conducting a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue. The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the Year 2000. The Company believes that the cost of remediation associated with its computer systems will be minimal and the remediation is anticipated to be completed in the third quarter of 1999. The other essential component of the Year 2000 issue is to ensure that the Company's significant tenants are assessed for Year 2000 compliance. The Company has initiated discussions with its significant tenants in order to assess their readiness for the year 2000 issue. Due to the nature of the tenants' businesses, the Company does not believe the Year 2000 issue will materially impact the tenants' ability to pay rent.

However, the failure of one or more tenants as a result of the Year 2000 issue could have a material adverse effect on the Company's results of operation or financial position. Upon completion of its assessment program, the Company will consider the necessity of implementing a contingency plan to mitigate any adverse effects associated with the Year 2000 issue. Though the Company does not expect the Year 2000 issue to have a material adverse effect on its results of operation or financial position there can be no assurances of that position.

       In June 1998, the Company changed transfer agents from Service Data Corporation to The Bank of New York.

Liquidity and Capital Resources

       Cash flow from operations has been the principal source of capital to fund the Company's ongoing operations. The Company's issuance of common stock and the use of the Company's credit facility have been the principal sources of capital required to fund its growth.

       In order to continue to expand and develop its portfolio of properties and other investments, the Company intends to finance future acquisitions and growth through the most advantageous sources of capital available to the Company at the time. Such capital sources may include proceeds from public or private offerings of the Company's debt or equity securities, secured or unsecured borrowings from banks or other lenders, or the disposition of assets, as well as undistributed funds from operations.

       The Company's leases typically provide that the tenant bears responsibility for substantially all property costs and expenses associated with ongoing maintenance and operation, including utilities, property taxes and insurance. In addition, the Company's leases generally provide that the tenant is responsible for roof and structural repairs. Certain of the Company's properties are subject to leases under which the Company retains responsibility for certain costs and expenses associated with the property. Because many of the properties which are subject to leases that place these responsibilities on the Company are recently constructed, management anticipates that capital demands to meet obligations with respect to these properties will be minimal for the foreseeable future and can be met with funds from operations and working capital. The Company may be required to use bank borrowing or other sources of capital in the event of unforeseen significant capital expenditures.

       The initial issuance of 20,001 shares of stock for $200,010 was to AAA. On March 17, 1994, the Company commenced an offering of 2,000,000 Shares of Common Stock, together with 1,000,000 Warrants (collectively "Securities"). Until the completion of the offering in March 1996, the Securities were offered on the basis of two (2) Shares of Common Stock and one (1) Warrant for a total purchase price of $20.00. The Shares and Warrants are separately transferable by an investor. Each Warrant entitled the holder to purchase one Share for $9.00 until March 15, 1998. The offering period for the initial public offering terminated on March 15, 1996 with gross proceeds totaling $10,082,520 (1,008,252 shares). In addition, $515,844 (57,316) was received from the exercise of the Warrants. On June 18, 1996, the Company commenced a follow- on offering of up to $29,250,000 (2,853,659 shares) of additional shares of its common stock. The offering terminated on May 22, 1998 with gross proceeds totaling $10,827,300 (1,056,946 shares).

       In December 1997, the Company entered into an amended and restated unsecured revolving credit agreement (the "Amended Credit Agreement") with a borrowing capacity up to $15,000,000 through February 1999. The actual amount available to the Company is dependent on certain covenants such as the value of unencumbered assets. The Amended Credit Agreement bears interest at 2.00% over varying London Interbank Offered Rates and it is being used to acquire additional properties. As of June 30, 1998, $8,568,884 was outstanding under the Amended Credit Agreement. These funds were used to acquire properties.

       As of June 30, 1998, the Company had acquired eight properties directly and six properties through joint ventures with entities with common management and had invested $21,275,145, exclusive of any minority interests, including certain acquisition expenses related to the Company's investment in these properties. These expenditures resulted in a corresponding decrease in the Company's liquidity.

       On June 5, 1998, the Company's shareholders voted to approve an agreement and plan of merger with AAA, whereby the stockholder of AAA agreed to exchange 100% of the outstanding shares of common stock of AAA for up to 900,000 shares (the "Share Consideration") of the Company's common stock (the "Merger"). The common stock of AAA was wholly owned by the president and director of the Company. As a result of the Merger, the Company became a fully integrated, self-administered real estate investment trust ("REIT") effective June 5, 1998. Effective June 5, 1998, 213,260 shares will be paid and the balance (the "Share Balance") of the Share Consideration is to be paid over time to the extent certain goals are achieved after the Merger. The market value of the common shares to be issued effective June 5, 1998 was $2,185,915 of which $58,465 was allocated to the net tangible assets acquired and the difference of $2,127,450 was accounted for as expenses incurred in acquiring AAA from a related party. In addition, in connection with the Merger, the Company incurred costs during the three and six months ended June 30, 1998 of $212,185 and $262,468, respectively, consisting primarily of legal and accounting fees, valuation opinions and fairness opinions. For accounting purposes, AAA was not considered a "business" for purposes of applying APB Opinion No. 16, "Business Combinations," and therefore, the market value of the common shares issued in excess of the fair value of the net tangible assets acquired was charged to expense rather than capitalized as goodwill. To the extent the Share Balance is paid over time, the market value of the common shares issued will also be charged to expense. Upon consummation of the Merger on June 5, 1998, certain employees of AAA became employees of the Company, and any obligation to pay fees under the advisor agreement between the Company and AAA was terminated.

       Until the Company acquires properties, proceeds are held in short-term, highly liquid investments that the Company believes to have appropriate safety of principal. This investment strategy has allowed, and continues to allow, high liquidity to facilitate the Company's use of these funds to acquire properties at such time as properties suitable for acquisition are located. At June 30, 1998, the Company's cash and cash equivalents totaled $1,377,760.

       Inflation has had very little effect on income from operations. Management expects that increases in store sales volumes due to inflation as well as increases in the Consumer Price Index (C.P.I.), may contribute to capital appreciation of the Company properties. These factors, however, also may have an adverse impact on the operating margins of the tenants of the properties.

Results of Operations

       Comparison of the Six Months Ended June 30, 1998 to June 30, 1997. During the six months ended June 30, 1998 and June 30, 1997, the Company owned and leased 14 and 9 properties, respectively. During the six months ended June 30,

1998  and  June  30,  1997,   the  Company   earned   $1,133,460  and  $693,312,
respectively, in rental income from operating leases and earned income from direct financing leases. This 63 percent increase in rental income and earned income is primarily attributable to rental income earned on the five additional properties owned during 1998.

       During the six months ended June 30, 1998 and June 30, 1997, the Company's expenses were $2,991,757 and $189,245, respectively. The $2,802,512 increase in expenses is primarily attributable to $2,389,918 of merger costs incurred during the first six months of 1998 related to the acquisition of the Company's adviser, AAA, on June 5, 1998. The increase is also attributable to
(i) $182,741 of costs incurred during the first six months of 1998 related to potential acquisition costs related to the proposed acquisition of properties,
(ii) a $70,825 increase in depreciation as a result of the depreciation of the additional properties owned during 1998, (iii) a $31,831 increase in interest expense as a result of higher average borrowing levels, and (iv) a $30,800 increase in reimbursements and fees paid to AAA due to the additional properties acquired during 1998. In addition, the increase in expenses is attributable to a $96,397 increase in general operating and administrative expenses. Pursuant to the Merger, the Company acquired AAA and became internally managed. Effective June 5, 1998, the reimbursements and fees paid to AAA were replaced with the actual personnel and other operating costs associated with being internally managed.

       Years Ended December 31, 1997 and 1996. During the years ended December 31, 1997 and 1996, AmREIT owned and leased 11 and 8 properties, respectively. During the years ended December 31, 1997 and 1996, AmREIT earned $1,556,815 and $924,788, respectively, in rental income from operating leases and earned income from direct financing leases. The 68 percent increase in rental income and earned income during 1997, as compared to 1996, is primarily attributable to rental income earned on the three properties acquired during 1997. In addition, rental and earned income increased during 1997 as a result of the fact that the three properties acquired during 1996 were operational for a full fiscal year in 1997. Rental and earned income is expected to increase in 1998 as AmREIT acquires additional properties and due to the fact that the three properties acquired during 1997 will contribute to AmREIT's income for a full fiscal year in 1998.

       During the years ended December 31, 1997 and 1996, AmREIT's expenses were $716,627 and $302,857, respectively. The $413,770 increase in expenses is primarily attributable to $282,890 of costs incurred during 1997 in relation to potential acquisition costs related to the proposed acquisition of AmREIT's Adviser. On June 5, 1998, the Company acquired its former external Adviser. The increase is also attributable to (i) a $68,594 increase in reimbursements and fees to a related party as a result of increased rental income for the year ended December 31, 1997, (ii) a $28,050 increase in general operating and administrative expenses primarily attributable to an increase in legal fees and director fees since more director meetings were held during 1997, and (iii) a $32,271 increase in depreciation as a result of the depreciation of the additional properties acquired during 1997 and a full year of depreciation on the properties acquired during 1996.

Funds From Operations

       FFO increased $192,824 or 44% to $635,692 for the six months ended June 30, 1998 from $442,868 for the six months ended June 30, 1997. The Company has adopted the National Association of Real Estate Investment Trusts (NAREIT) definition of FFO. FFO is calculated as net income (computed in accordance with generally accepted accounting principles) excluding gains or losses from sales of property, depreciation and amortization of real estate assets, and nonrecurring items of income or expense. For purposes of the table below, FFO excludes nonrecurring merger costs and potential acquisition costs. Management considers FFO an appropriate measure of performance of an equity REIT because it is predicated on cash flow analysis and does not necessarily represent cash provided by operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to meet cash needs. The Company's computation of FFO may differ from the methodology for calculating FFO utilized by other equity REIT's and, therefore, may not be comparable to such other REIT's. FFO is not defined by generally accepted accounting principles and should not be considered an alternative to net income as an indication of the Company's performance.

       Below is the reconciliation of net income to funds from operations for the six months ended June 30 and the years ended December 31, 1997 and 1996:


                                     Six Months Ended June 30,                    Year Ended December 31,
                                    1998                   1997                  1997                 1996
                                    ----                   ----                  ----                 ----

Net Income (Loss)              $(2,067,712)              382,948              $538,857             $542,807
Plus Depreciation                  130,745                59,920               146,015              113,744
Plus Merger Costs                2,389,918                   ---                   ---                  ---
Plus Potential Acquisition Costs   182,741                   ---               282,890                  ---
                                   -------               -------               -------             --------
Total Funds from Operations        635,692               442,868              $967,762             $656,551
                                   =======               =======              ========             ========
Cash Distributions Paid           $729,599              $486,038            $1,093,439             $737,277
Distributions in Excess of FFO      93,907                43,170               125,677               80,726


       Cash flows from operating activities, investing activities, and financing activities for the six months ended June 30 and the years ended December 31, 1997 and 1996 are presented below:




                                         Six Months Ended                        Year Ended December 31,
                                      1998                1997                  1997                 1996
                                      ----                ----                  ----                 ----


Operating Activities                $597,935             $619,648            $1,080,157            $810,614
Investing Activities             $(4,737,503)         $(1,674,704)         $(11,708,075)        $(3,034,526)
Financing Activities              $4,115,588           $2,459,008           $10,413,347          $2,275,262


                      MATERIAL FEDERAL INCOME TAX ASPECTS

General

       The following discussion summarizes the material provisions of the federal income tax treatment applicable to AmREIT and to the Shareholders in connection with their ownership of securities of AmREIT. Rushall & McGeever, APC, has acted as special counsel to AmREIT in connection with the preparation of this Prospectus. The discussion relates only to the federal income tax treatment of AmREIT and its Shareholders and is generally directed to the federal income tax treatment of an individual who is a United States resident and subject to regular federal income tax. The following discussion does not include the possible application of the federal income tax law to individual

Shareholders. The discussion does not address all aspects of federal income taxation that may be relevant to particular investors in light of their personal investment or tax circumstances, or to investors who are subject to special treatment under federal income tax laws.

       AmREIT intends to continue to conduct its operations in a manner that will permit it to qualify to be treated as a REIT for federal income tax purposes after giving effect to the Merger. AmREIT has not requested a ruling from the IRS as to the qualification of AmREIT as a REIT. AmREIT, however, will receive, as of the Closing Date of the Merger, an opinion from Deloitte & Touche LLP ("Deloitte") that, for federal income tax purposes, based on current law or interpretations thereof, after giving effect to the Merger, AmREIT's proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Internal Revenue Code. Deloitte will not render an opinion, except as specifically referenced, on the other issues discussed under this section of the Prospectus because of the prospective or hypothetical nature of the facts and circumstances associated with such an opinion as, for example, the tax treatment of distributions to specific shareholders. Deloitte's opinion will represent only its best professional judgment as to the most likely outcome of an issue if the matter were litigated and has no binding effect on the IRS or the courts. There is, therefore, no assurance that the conclusions expressed below would be sustained by a court if contested, or that future legislative or administrative changes or court decisions may not significantly modify the statements and opinions expressed herein. Any such future changes could be retroactive with respect to any transactions effective prior to the time they are made.

       The Code provides tax treatment for organizations that principally invest in real estate or real estate assets (including mortgages secured by real property) which meet certain conditions imposed by Code Sections 856-860 and elect to be taxed as a REIT. In general, a REIT will not be taxed at the corporate level on its net income which is currently distributed to its Shareholders. Thus, taxation as a REIT will substantially eliminate the "double taxation" (tax at both the corporate and shareholder levels) typically associated with corporations. If AmREIT fails to continue to qualify as a REIT in any year, it would likely be taxed as a domestic corporation and would not receive a deduction for dividends paid to the Shareholders. In such event, the Shareholders would be taxed in the same manner as shareholders of ordinary domestic corporations, and AmREIT may be subject to significant tax liabilities, which would reduce the amount of cash available for dividends to the Shareholders.

Requirements for Qualifications and Taxation as a REIT

       AmREIT presently qualifies as a REIT. Deloitte will render its opinion that, assuming that AmREIT operates in accordance with the method of operation described herein, including the representations of the directors that they intend to continue to comply with the requirements of Code Sections 856-860, as amended, AmREIT will continue to qualify for taxation as a REIT. However, no opinion can be given that AmREIT will actually satisfy REIT requirements in the future since they will depend substantially on future events. Further, AmREIT has not, and does not intend to, request a ruling from the IRS as to its tax status.

       To continue to qualify as a REIT, AmREIT must, among other things, meet each of the requirements discussed below.

       Ownership of Shares. A REIT's Shares must be held by a minimum of 100 persons for at least 335 days in each of its 12-month taxable years. At all times during the last half of each of its taxable years, no more than 50% in value of the Shares may be owned, directly or indirectly, actually or constructively, by five or fewer individuals. To aid in meeting these requirements, AmREIT is given the power in its Bylaws to prohibit a transfer of Shares which would produce a violation of these requirements. In determining Share ownership, the attribution rules provided in the Code will, in general, apply. In applying the attribution rules to determine indirect ownership of a REIT's Shares, attribution to an individual of Shares owned by or for the individual's partner is ignored.

       Nature of Assets; Diversification. AmREIT must meet two tests designed to insure that its investments are primarily in real estate assets (including mortgages secured by real estate), cash, or government securities and that its other assets are diversified. In general, at the end of each fiscal quarter, at least 75% of the value of a REIT's total assets must be real estate assets, cash and cash items (including receivables), and government securities. AmREIT generally may not own securities of any one non-governmental issuer which, in the aggregate, exceed 5% of the value of AmREIT's total assets. Also, AmREIT may not own more than 10% of the outstanding voting securities of any one issuer. For the purposes of so evaluating AmREIT's assets, any AmREIT investments in a partnership or joint venture will be deemed to be a proportionate investment in the assets of such partnership or joint venture. Stock or debt instruments purchased with new equity capital are treated as real estate assets for the purposes of the 75% Assets Test. See the discussion under "New Equity Capital" below.

       AmREIT will own 9% of the voting stock and 100% of the non-voting stock of a non-REIT subsidiary. AmREIT believes its pro rata share of the value of the securities of the non-REIT subsidiary do not exceed 5% of the total value of its assets. There can be no assurance, however, that the IRS will not contend either that the value of the securities of the non-REIT subsidiary held by AmREIT exceeds the 5% value limitation or that non-voting stock of the non-REIT subsidiary should be considered "voting stock" for this purpose.

       Sources of Income. To qualify as a REIT, AmREIT must, effective January 1, 1998, meet the two separate income tests described below. These tests are designed to ensure that a REIT's income is derived principally from passive real estate investments. In evaluating a REIT's income, investments in a partnership or joint venture will be treated as though the REIT is receiving its proportionate share of the income earned by such partnership or joint venture and, in the REIT's hands, any such income will retain the character that it would have in the hands of the partnership or joint venture.

              The 75% Source of Income Test. Under this requirement, at least 75% of the Company's income must be derived from the following sources:

             o Interest on monetary obligations secured by real property, including any income derived from a shared appreciation provision which is treated as gain recognized on the sale of the secured property. A "shared appreciation provision" is any interest that is in connection with an obligation that is held by AmREIT and secured by an interest in real property, which provision entitles AmREIT to receive a specified portion of any gain realized on the sale or exchange of such property (or any gain that would be realized if the property were sold on a specified date). For the purpose of meeting the income requirements, AmREIT will be treated as holding the secured property for the period during which it held the shared appreciation provision (or, if shorter, the period during which secured property was held by the person holding such property). AmREIT does not intend to make substantial investments in such mortgages.

              o Rents from real property, except for (a) rent based on the income or profits derived from the property, (b) rent paid by a person or corporation in which AmREIT owns a 10% or greater interest, and (c) amounts received with respect to real or personal property if AmREIT furnishes services to tenants, or manages or operates the property, other than through an "independent contractor" from whom AmREIT does not derive any income. Substantially all of the income received by AmREIT is expected to be derived from rents from real property.

              o Gain from the sale or other disposition of real property (including interests in mortgages) which is not property described in Code Section 1221(1). Section 1221(1) property ("dealer property") is stock in trade, inventory, and property held primarily for sale to customers in the ordinary course of the company's trade or business. In general, income from the sale of dealer property does not qualify under this source of income test because it is active income. AmREIT does not expect to have significant amounts of such gain.

              o Dividends or other distributions on shares in other REITs (except a qualified REIT subsidiary), as well as gain from the sale of such shares.

              o     Abatements and refunds of real property taxes.

              o Income and gain derived from "foreclosure property." "Foreclosure property" includes real property and related personal property that AmREIT elects to treat as foreclosure property under prescribed procedures. See "GLOSSARY`." Under this category, a REIT may receive, for a limited period, income from a property that it acquired involuntarily that otherwise would not qualify because it is active income.

              o Commitment fees received in consideration for AmREIT's agreement to make secured loans or purchase or lease real property.

              For the purposes of the foregoing, an "independent contractor" is any person who does not own, directly or indirectly, 35% of AmREIT's Shares, and, in general, which is not 35% or more owned, directly or indirectly, by any person or persons owning 35% or more of AmREIT's Shares. Attribution rules apply for such determination so that the Shares of two or more persons may be aggregated in making the determination. The contractor must be adequately compensated for any services performed for AmREIT. Compensation determined by reference to an unadjusted percentage of gross rents will generally be considered to be adequate where the percentage is reasonable, taking into account the going rate of compensation for managing similar property in the same locality, the services rendered and other relevant factors. An independent contractor may not be an employee of AmREIT (i.e., the manner in which the contractor carries out its duties as independent contractor must not be subject to the control of AmREIT).

              To the extent that services (other than those customarily furnished or rendered in connection with the rental of real property) are rendered to the tenants of the property, they must, in general, be provided by an independent contractor and the cost of the services must be borne by the independent contractor or a separate charge on the tenants must be made for such services. The amount of the separate charge must be received and retained by the independent contractor and the independent contractor must be adequately compensated for its services. However, REITs may perform for themselves those services that would not result in the receipt of "unrelated business income" if performed by certain tax exempted entities, without using an independent contractor. For its 1998 taxable year and thereafter, under the 1997 Act, AmREIT is permitted to receive up to 1% of the gross income from each property from the provision of non customary services and still treat all other amounts received from such property as "rents from real property." AmREIT believes that all services provided to tenants by AmREIT will be considered "usually or customarily rendered" in connection with the rental of retail space for occupancy, although there can be no assurance that the IRS will not contend otherwise.

              A REIT receiving new capital and investing it in stock or bonds, may treat interest, dividends or gains from the sale of such investments as income for the purpose of the 75% source of income test. "New capital" is any amount received by a REIT in exchange for its stock (other than pursuant to a dividend reinvestment plan) or in a public offering of debt obligations of AmREIT with maturities of at least five years. However, this provision is applicable only to income received for the one year period beginning on the date that AmREIT received such capital. In addition, during that period, stocks or bonds bought with new capital will be treated as "real estate assets" for the purposes of the 75% test (as explained, the 75% test requires that 75% or more of the value of a REIT's total assets must be real estate assets, cash, cash items and government securities).

              The 95% Source of Income Test. Under this requirement, AmREIT must derive at least 95% of its gross income from the sources listed under the 75% source of income test and from dividends from companies other than REITs, interest on obligations that are not secured by real property or gains from the sale or disposition of stock or securities (other than interest in qualified REITs), which is not Code Section 1221(1) property ("dealer property").

              For the purposes of determining whether AmREIT complies with the 75% and 95% source of income tests detailed above, "gross income" does not include gross income from prohibited transactions.
See "GLOSSARY" and the discussion of prohibited transactions below.

              The Code provides certain relief from this requirement when a REIT has certain types of income that are not accompanied by the receipt of cash. However, AmREIT must pay tax on the amounts not distributed (Code Sections 857(a) and (e)).

              Should AmREIT fail to satisfy either of the 75% or the 95% source of income tests for any taxable year, it will be subject to a 100% excise tax on the greater of the amount by which it fails either test notwithstanding whether AmREIT qualifies under the relief provision described below. However, it may still qualify as a REIT if (i) its failure to comply was due to reasonable cause and not to willful neglect; (ii) AmREIT reports the name and amount of each item of its income included in the tests on a schedule attached to its tax return; and (iii) any incorrect information is not due to fraud with intent to evade tax.

              For tax years commencing prior to January 1, 1998, AmREIT was also required to satisfy the 30% source of income test. Under this requirement, AmREIT was required to derive less than 30% of its gross income from the sale or other disposition of (i) real property held less than four years, other than foreclosure property or property involuntarily or compulsorily converted within the meaning of Code Section 1033, (ii) stock or securities held less than one year, and (iii) property sold in a prohibited transaction.

       Prohibited Transactions. A "prohibited transaction" is one involving a sale of dealer property, other than foreclosure property. See "GLOSSARY." The Code provides a safe harbor whereby the sale of a property is not a prohibited transaction if: (i) AmREIT held the property for not less than four years; (ii) AmREIT made no more than seven property sales (other than "foreclosure property") during such taxable year, or the adjusted basis of all such sales is not more than 10% of the adjusted basis of all of AmREIT's assets as of the beginning of such year; (iii) the aggregate expenditures made by AmREIT (or any partner or joint venture of AmREIT) during the four-year period preceding the date of the sale which are includable in the basis of the property do not exceed 30% of the net selling price of such property; and (iv) in the case of land or improvements not acquired through foreclosure or lease termination, AmREIT held the property for at least four years for the production of rental income. Losses from prohibited transactions may not be taken into account in determining the amount of net income from prohibited transactions. However, any net loss from prohibited transactions may be taken into account in computing REIT taxable income.

       In the event the IRS were successful in characterizing AmREIT as a dealer in connection with any sale of a property, AmREIT could be subject to the 100% Excise Tax. In addition, capital gain treatment and any otherwise applicable capital gain tax rate with respect to the sale of the property could be unavailable. Under such circumstances, AmREIT could be unable to satisfy the 75% and 95% source of income tests. Likewise, there is no assurance that improvements made by AmREIT to any property will not exceed 30% of the net selling price of such properties or that AmREIT will not make more than seven sales of properties in any one year.

       AmREIT does not intend to hold any property primarily for sale to customers in the ordinary course of its trade or business ("dealer property"). However, the determination of whether properties are held by AmREIT as "dealer property" depends on the facts and circumstances relating to the particular property at the time of sale. Also, the Company's purposes for holding property may change during the course of its investments. Accordingly, there can be no assurance that AmREIT will avoid "dealer status" with respect to each of its properties.

       Additional Requirements.  In addition to the foregoing, AmREIT must:

              o Except for the application of Code Section 856-860, be taxable as a "domestic corporation";

              o Use the calendar year as its annual accounting period for federal income tax purposes; and

              o Conduct is affairs, with certain limitations, and manage and dispose of its properties under the continuing exclusive authority and management of its directors.

Distribution Requirements

       Distributions During the Taxable Year. In addition to satisfying the requirements discussed above, in order to qualify for taxation as a REIT, AmREIT must distribute to the Shareholders in each taxable year an amount at least equal to the sum of:

              o 95% of its REIT Taxable Income (as defined below), before the deduction for dividends paid and excluding any net capital gain; and

              o 95% of the net income from foreclosure property minus the tax imposed on that income; minus

              o     Excess non-cash income.

       "REIT Taxable Income" is defined under Code and Regulations as AmREIT's taxable income computed as if AmREIT were an ordinary corporation with certain adjustments. See "GLOSSARY" for a detailed definition of REIT Taxable Income.

       In some situations, AmREIT may produce taxable income in excess of the cash available for distribution by AmREIT. As a result, from time to time, AmREIT might have to attempt to borrow, use cash reserves or sell properties to meet the 95% distribution test.

       Distributions After the Taxable Year. Under certain circumstances, AmREIT can rectify its failure to meet the 95% distribution test by paying dividends after the close of the taxable year.

              Dividends Paid in the Following Year. For purposes of the 95% distribution test, AmREIT is permitted to treat as distributed in a particular taxable year, certain dividends that it pays to the Shareholders in the following taxable year. To qualify for this treatment, the dividends must be declared before the date on which AmREIT's tax return filings are due (including extension periods), and the dividend must be paid within twelve months of the end of the taxable year and no later than the next regular dividend payment after the declaration.

              Deficiency Dividends. Although AmREIT may meet the 95% distribution test based upon the figures reflected in its tax returns, the IRS might successfully dispute those figures. If an adjustment is made that causes the dividends paid by AmREIT to be insufficient to have met the 95% distribution test, it may pay a deficiency dividend that will be permitted as a deduction in the taxable year to which the adjustment is made, so that AmREIT will retroactively be deemed in compliance with the 95% distribution test. To qualify as a deficiency dividend, AmREIT must make this dividend within a specified period. No deficiency dividend deduction is allowed if the deficiency is due and there exists fraud with intent to evade tax or willful failure to file a timely tax return.

Termination or Revocation of REIT Status

       The Company's election to be treated as a REIT will be terminated automatically if it fails to meet one of the various requirements described above. AmREIT may voluntarily revoke its election within the first 90 days of any taxable year after the first taxable year for which such election is effective in the manner prescribed in the Treasury Regulations. If a termination or revocation occurs, AmREIT (and its successor) will not be eligible to elect REIT status for any taxable year prior to the fifth taxable year that begins after the taxable year for which the termination or revocation is first effective. However, this five-year ineligibility rule will not apply in the case of terminations by failure to satisfy the qualification requirements if: (i) AmREIT does not willfully fail to timely file an income tax return for the taxable year of the termination, (ii) any incorrect information in such return is not due to fraud with intent to evade tax, and (iii) AmREIT's failure to qualify as a REIT is due to reasonable cause and not due to willful neglect.

Taxation of AmREIT

       If Qualified REIT. The following discussion generally describes the various tax rules applicable to AmREIT for years in which it qualifies as a REIT.

              Loss  Carry  Forward.   AmREIT  generally  cannot  carry  its  net
operating or net capital losses back to prior years, but it may carry forward net operating loss for 15 years and net capital loss for 5 years.

              Income Taxable if Not Distributed. AmREIT is taxed on its REIT taxable income which is not timely distributed to the Shareholders and on its undistributed capital gain, as if it were an ordinary domestic corporation. As explained above, this income is essentially AmREIT's undistributed net income and, in certain circumstances, dividends paid after the end of each taxable year may also be deducted in determining the income subject to tax. However, to discourage a REIT from delaying distributions until the year after the income earned, the Code imposes a nondeductible excise tax on undistributed income of 4% of the amount by which the required distribution exceeds the amount distributed in the taxable year. The required distribution is the sum of 85% of AmREIT's ordinary income, plus 95% of its capital gain net income, plus the excess, if any, of the "grossed up required distribution" for the preceding calendar year over the distributed amount for such year. The "grossed up required distribution" for the proceeding calendar year is the sum of AmREIT's taxable income for that year (without regard to deductions for REIT distributions) and amounts from earlier years that are not treated as having been distributed.

              If AmREIT has undistributed net capital gain for a taxable year, it must pay tax on such amounts. Currently, corporate long-term capital gains are taxed as ordinary income, but will be subject to a maximum rate of 35%. The alterative tax rate for corporate net capital gains does not apply.

              Income Taxable Whether or Not Distributed. The following forms of income are subject to taxation at the corporate level, whether or not they are distributed to the Shareholders:

             o      Income Violating the 75% or 95% Source of Income Tests.
                    If AmREIT fails to meet either the 75% or 95% source of income tests described above, but still qualifies for taxation as a REIT under the reasonable cause exception to those tests, a 100% tax is imposed on an amount equal to the result obtained by multiplying (i) the greater of (A) the amount by which AmREIT failed to meet the 75% test or
                    (B) the amount by which it failed to meet the 95% test, by (ii) a fraction, the numerator of which is the Company's taxable income (with certain adjustments) and the denominator of which is the Company's gross income (with certain adjustments).

              o Net Income From Foreclosure Property. The Company's net income from foreclosure property would be taxed at the highest corporate rate, which is presently 35%.

              o Income From Prohibited Transactions. The Company's net income from prohibited transactions will be taxed at a rate of 100% whether or not such income is distributed to the Shareholders.

              o Minimum Tax on Items of Tax Preference. AmREIT may be subject to the corporate Alternative Minimum Tax ("AMT"), which is similar to the individual AMT. The corporate AMT rate is 20% with a $40,000 exemption amount (phased out at the rate of $.25 on each dollar for AMT income in excess of $150,000) on items of tax preference allocable to it. The 1997 Act provides an exception to the AMT for a small corporation. A corporation qualifies as a "small corporation" if it had average gross receipts of $5,000,000 or less for its past three years.

              Like Kind Distributions. AmREIT's Bylaws do not permit it to make any in-kind distributions to the Shareholders.

              Qualified REIT Subsidiaries. A REIT owning a "qualified REIT subsidiary" may treat all of the assets, liabilities and items of income, deduction, and credit of the subsidiary as though they were those of the REIT. To be a qualified REIT subsidiary, 100% of the subsidiary must be owned by the REIT.

       If Not Qualified as a REIT. For any taxable year in which AmREIT fails to qualify as a REIT, it will be taxed at a maximum corporate rate (currently 35%) on its taxable income, whether or not the income is distributed to the Shareholders. In any taxable year for which AmREIT qualifies as a REIT, it will be taxed as an ordinary corporation only on its undistributed income, except that certain types of income will be taxable at the corporate level whether or not they are distributed to the Shareholders.

Taxation of Domestic Shareholders

       For any taxable year in which AmREIT fails to qualify as a REIT, distributions to the Shareholders would be taxed as ordinary dividends to the extent of AmREIT's current and accumulated earnings and profits. Such dividends would be eligible for the dividend exclusion for individuals or the 70% dividends received deduction for corporations.

       Taxation of Distributions. For any taxable year in which AmREIT qualifies as a REIT, the amounts it distributes to the Shareholders will be taxed as follows:

              Distributions From Current and Accumulated Earnings and Profits. Distributions from AmREIT will be taxable to Shareholders who are not tax-exempt entities as ordinary income to the extent of the earnings and profits of AmREIT. Any dividend declared by AmREIT in October, November, or December of any year payable to Shareholders of record on a specified date in such a month shall be deemed to have been received by each Shareholder on December 31st of such year and to have been paid by AmREIT on December 31st of such year, provided such divided actually is paid by January 31st of the following year. Consequently, any such dividend will be taxable to a Shareholder in such Shareholder's taxable year including December 31st. (It is possible that any portion of a dividend made to a Shareholder after December 31st not from current or accumulated earnings and profits would be treated as a distribution by AmREIT in the year it is actually made. Accordingly, if AmREIT has sufficient earnings and profits in the year in which such dividend actually is paid, no portion of such dividend would be a return of capital distribution.) Dividends paid to such Shareholders will not constitute passive activity income (such income, therefor, will not be subject to reduction by losses from passive activities of a Shareholder who is subject to the passive activity loss rules). Such distributions, however, will be considered investment income, which may be offset by investment deductions.

              Capital Gain Distributions. Dividends that are designated as capital gains dividends by AmREIT will be taxed as long-term capital gain to taxable Shareholders to the extent that they do not exceed AmREIT's actual net capital gain for the taxable year. A Shareholder that is a corporation may be required to treat up to 20% of any such capital gains dividend as ordinary income. Such distributions, whether characterized as ordinary income or as capital gains, are not eligible for the 70% dividends received deduction for corporations. Shareholders are not permitted to deduct any net losses of AmREIT. The maximum federal income tax rate applicable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) recognized by an individual is 20% as compared to a maximum rate of 39.6% for ordinary income. To the extent that AmREIT designates a portion of a dividend as an "unrecaptured Section 1250 gain distribution" such amount will be subject to a maximum tax rate of 25%.

              The 1997 Act also permits AmREIT, for its taxable year beginning January 1, 1998, to elect to retain, rather than distribute, its net long-term capital gains and pay the tax on such gains. Correspondingly, its Shareholders would include their proportionate share of the undistributed long-term capital gains in income and receive a credit for their share of the tax paid by AmREIT.

              Return of Capital. To the extent any distributions made by AmREIT to the Shareholders exceed the current and accumulated earnings and profits of AmREIT, such distributions will constitute a non-taxable return of capital to the Shareholder to the extent of the Shareholder's adjusted tax basis in his or her Shares. A Shareholder's adjusted tax basis in his or her Shares will be reduced (but not below zero) by the amount of such excess. The proportion of the distributions that exceed such adjusted tax basis will be taxable to the Shareholder as gain from the sale or exchange of his or her Shares.

       Notification. AmREIT will promptly, as required, notify Shareholders of the amount of any items of tax preference and the portion of distributions made during each taxable year that constitute return of invested capital.

       Backup Withholding. AmREIT will be required to withhold tax from dividends paid to a Shareholder under certain circumstances as specified in the "backup" withholding provisions. These provisions only apply to a Shareholder who (i) fails to furnish his or her taxpayer identification number ("TIN") to AmREIT as required; (ii) who has, according to the IRS, furnished an incorrect TIN to AmREIT; (iii) who has, according to the IRS, under-reported interest, dividends or patronage dividend income in the past; or (iv) who has failed to satisfy the payee's certification requirements of Code Section 3406. With respect to such a Shareholder, AmREIT will impose backup withholding on dividends paid by AmREIT at the required rate of 31%. Foreign investors are subject to different withholding rules.

       Alternative Minimum Tax. Individual and other non-corporate Shareholders may, as a result of their investment in AmREIT, be subject to AMT, but only to the extent it exceeds their regular tax liability. Effective beginning in 1993, a two-tiered, graduated rate schedule for AMT is applicable. The lower tier consists of a 26% rate, applicable to the first $175,000 of a taxpayer's alternative minimum taxable income (AMTI) in excess of the exemption amount. The upper tier consists of a 28% rate, applicable to AMTI that is greater than $175,000 above the exemption amount. For married individuals filing separately, the 28% rate applies to AMTI that is greater than $87,500 above the exemption amount. The exemption amounts are $45,000 for married individuals filing joint returns, $33,750 for unmarried individuals, and $22,500 for married individuals filing separately, estates and trusts. The 1997 Act lowered the maximum capital gains tax rate to 20% (10% for individuals in the 15% tax bracket) for both the regular and the alternative minimum tax.

       AMTI is calculated by adding the taxpayer's items of tax preference to his or her adjusted gross income (computed without regard to any deduction for net operating loss carry-overs) and subtracting certain itemized deductions (to the extent they do not create a net operating loss, which can be carried to another year for purposes of the regular tax), the taxpayer's AMT on net operating loss carry-overs and the applicable exemption amount. Under the 1986 Act, REITs are subject to AMT to the extent items of tax preference and other items are treated differently for regular tax and AMT purposes. Code Section 59(d) authorizes the IRS to issue regulations concerning the apportionment of differently treated items between a REIT and its shareholders. These regulations, when issued, could result in shareholders being allocated such differently treated item for inclusion in their own tax returns.

       Statement of Share Ownership. Each year AmREIT must demand from the record holders of designated percentages of its Shares written statements disclosing the actual owners of the Shares. AmREIT must also maintain permanent records showing the information it has received from the shareholders on this subject, and a list of those persons failing or refusing to comply with its request for that information. The 1997 Act requires a REIT which fails to comply with the regulatory rules on determining its ownership for a tax year to pay a $25,000 penalty upon receiving notice and demand from the IRS.

       Taxation of Tax-exempt Entities. In general, a shareholder that is a tax-exempt entity not subject to tax on its investment income will not be subject to tax on distributions from AmREIT. The IRS has ruled that regardless of whether AmREIT incurs indebtedness in connection with the acquisition of properties, distributions paid by AmREIT to a shareholder that is a tax-exempt entity will not be treated as UBTI, provided that (i) the tax-exempt entity has not financed the acquisition of its Shares with "acquisition indebtedness" within the meaning of the Code and the Shares otherwise are not used in an unrelated trade or business of the tax exempt entity and (ii) AmREIT is not a pension-held REIT. This opinion applies to a shareholder that is an organization that qualifies under Code Section 401(a), an IRA or any other tax-exempt organization that would compute UBTI, if any, in accordance with Code Section 512(a)(1). However, pursuant to changes that are part of the 1993 Tax Act, if AmREIT is a pension-held REIT and a tax-exempt shareholder owns more than 10 percent of AmREIT, such shareholder will be required to recognize as UBTI that percentage of the dividends that it receives from AmREIT as is equal to the percentage of AmREIT's gross income that would be UBTI to AmREIT if AmREIT were a tax-exempt entity required to recognize UBTI. A REIT is a pension-held REIT if at least one qualified trust holds more than 25 percent of the value of the REIT's shares or one or more qualified trusts, each of whom own more than 10 percent of the REIT's shares, hold more than 50 percent of the value of the REIT's shares.

       For social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts and qualified group legal services plans exempt from federal income taxation under Code Sections 501(c)(7), (c)(9), (c)(17) and
(c)(20), respectively, income from an investment in AmREIT will constitute UBTI unless the organization is able to deduct amounts set aside or placed in reserve for certain purposes so as to offset the UBTI generated by its investment in AmREIT. Such prospective shareholders should consult their own tax advisors concerning these "set aside" and reserve requirements.

Foreign Shareholders

       Nonresident alien individuals, foreign corporations, foreign partnerships and other foreign Shareholders are subject to United States federal income tax under rules which are complex and the application of which will vary depending on the individual foreign Shareholder's circumstances. Accordingly, no attempt is made to summarize these rules and prospective foreign Shareholders should consult their own tax advisors concerning those provisions of the Code which deal with the taxation of foreign taxpayers.

Dividend Reinvestment Plan

       Shareholders who elect to participate in AmREIT's Dividend Reinvestment Plan will be deemed to have received the gross amount of dividends distributed on their behalf to the Plan's Trustee or agent as agent for the participants in the Plan. Such deemed dividends will be treated as actual dividends to such shareholders by AmREIT and will retain their character and have the tax effects described above. Participants that are subject to federal income tax will thus be taxed as if they received such dividends despite the fact that their distributions have been reinvested and, as a result, they will not receive any cash with which to pay the resulting tax liability. The IRS has ruled that a maximum 5% discount (i.e., dividends reinvested in newly issued Shares at a price equal to 95% of the Shares' fair market value on the distribution date) representing the underwriting and other costs that AmREIT otherwise would expect to incur to issue new stock is permitted without causing AmREIT to lose its dividends paid deduction. The IRS might assert that Shares issued for a fixed price under the Dividend Reinvestment Plan would violate the 5% discount cap if AmREIT's assets have appreciated. However, based on the availability of updated appraisals, AmREIT will adjust the Plan's Share purchase price to take into account asset value changes between distribution dates to strive to preserve its dividends paid deduction. Shares received pursuant to the Dividend Reinvestment Plan will have a holding period which begins on the day after purchase by the Plan's Trustee or agent. The tax basis of the Shares acquired through the Dividend Reinvestment Plan will generally be the gross amount of the deemed dividends invested in such Shares.

United States Report Requirements

       Subject to regulations, the IRS may impose annual reporting requirements of certain United State and foreign persons directly holding United States Real Property Interests ("USRPIs"). The required reports are in addition to any necessary income tax returns. Furthermore, because Shares in a domestically controlled REIT do not constitute USRPIs, such reporting requirements will not apply to a foreign Shareholder in AmREIT (assuming that AmREIT will be domestically controlled) if such Shareholder does not otherwise own USRPIs. However, AmREIT is required to file an information return with the IRS setting forth the name, address and taxpayer identification number of the payee of dividends from AmREIT, whether the payee is a nominee or is the actual beneficial owner of the Shares.

State and Local Taxes

       Treatment of AmREIT and the Shareholders under state and local tax laws may differ substantiallyfrom the federal income tax treatment described above. CONSEQUENTLY, EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN TAX ADVISOR WITH REGARD TO THE STATE AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN AMREIT.

                             AMREIT AND ITS BUSINESS

Description of AmREIT

       AmREIT was organized on August 17, 1993, as a Maryland business corporation and operates as a real estate investment trust ("REIT") under the federal income tax laws. AmREIT acquires, owns and manages a diversified portfolio of quality, frontage retail properties leased to national and regional retail tenants. Each of AmREIT's properties is initially leased under a full-credit, long-term net lease, under which the tenant is responsible for the operation costs of the property, including taxes, insurance and maintenance costs. As of the date of this Prospectus, AmREIT owned a total of 16 properties. The aggregate purchase prices of these 16 properties are approximately $24,251,000 and total annualized rents are approximately $2,616,460, with an annual capitalization rate of approximately 10.7%
based on purchase price. These 16 properties are leased to a total of 9 different tenants and are located in 8 states. AmREIT's properties contain an aggregate of approximately 193,920 square feet of gross leaseable area. AmREIT's principal executive offices are located at Eight Greenway Plaza, Suite 824, Houston, Texas 77046, and its telephone number is (713) 850-1400.

       The property under development is being developed by AmREIT through a joint venture with an unrelated party. AmREIT intends to continue its focus on acquiring frontage retail properties and may acquire one or more multi-structure properties leased to two or more unrelated tenants.

       Formerly, substantially all aspects of AmREIT's business and affairs were administered, under the direction of AmREIT's Board of Directors, by the Adviser, American Assets Advisers Realty Corporation. The Adviser provided administrative, acquisition, development, management and operational services to AmREIT pursuant to an Omnibus Services Agreement. The terms and conditions of the Omnibus Services Agreement are described under "Adviser Acquisition" below. AmREIT had only one part-time employee, Mr. H. Kerr Taylor, AmREIT's Chairman and Chief Executive Officer. Mr. Taylor also served in similar capacities to the Adviser and each of its affiliates. Mr. Taylor was the sole shareholder, the principal officer and a director of the Adviser. AmREIT's objective is to be an efficient and competitive real estate operating company focusing on a diversified portfolio of frontage retail properties located throughout the United States.

AmREIT's Investment Objectives

       AmREIT's principal investment objectives are:

       o      To provide regular dividends to Shareholders.

       o To provide dividends that are partially free from current taxation. So long as AmREIT qualifies as a REIT, it will generally not be taxed on taxable income to the extent it pays dividends to the Shareholders.

       o To provide Shareholders with long-term appreciation on their investment.

       o      To provide investors with an inflation hedge.

       o To conserve Shareholders' capital through a diversified portfolio of quality real estate.

       There can be no assurance that any or all of the foregoing objectives will be achieved as each, to some extent, is dependent upon factors and conditions which are beyond the control of AmREIT.

       AmREIT may commit to purchase properties prior to, during or upon their physical completion at agreed prices or pursuant to pricing formulas. To the extent possible, AmREIT intends to diversify the type and location of its properties.

AmREIT's Stated Investment Policies

       AmREIT's Stated Investment Policies are investment policies and restrictions set forth in its Bylaws pursuant to which AmREIT must conduct its affairs. The Board may not make any material change in a Stated Investment Policy without first obtaining the approval of Shareholders owning a majority of the then outstanding Shares. Set forth below is a summary of AmREIT's Stated Investment Policies.

       Investments in Properties. AmREIT must:

                    (1) invest only in interests (including mortgage loan interests secured by) income-producing, undeveloped, development stage and improved real estate Properties using borrowed capital only where prudent as determined by the Board;

                    (2) invest only in properties subject to leases with lessees who have demonstrated (or together with a guarantor has demonstrated) to management the financial capability to perform under their lease;

                    (3) not invest more than 10% of its total assets in unimproved real property or mortgage loans on unimproved real property;

                    (4) not engage in the purchase and sale of investments, other than real property interests which satisfy AmREIT's investment objectives or for the purpose of investing on a short-term basis reserves and funds available for the purchase of properties; and

                    (5) pay consideration for a property which is based on its fair market value as determined by the Independent Directors. In cases where the majority of the Independent Directors determine, and in all acquisitions from Interested Persons, as defined below, such fair market value shall be determined by an independent expert selected by the Independent Directors.

       Policy Restrictions. AmREIT may not engage in any of the following financial or investment activities.

              Loan Investments: AmREIT may not:

                    (1) invest more than ten percent (10%) of its total assets in second mortgages, excluding wrap-around type second mortgage loans;

                    (2) make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including AmREIT's loan(s), would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the "aggregate amount of all mortgage loans outstanding on the property" shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan;

                    (3)  make  or  invest  in  any   mortgage   loans  that  are
subordinate to any mortgage or equity interest of an Advisor, directors or any affiliate of AmREIT; or

                    (4) invest in any mortgage loans that are subordinate to any liens or other indebtedness on a property if the effect of such mortgage loans would be to cause the aggregate value of all such subordinated indebtedness to exceed twenty-five percent (25%) of AmREIT's tangible assets.

              Restrictions on Leverage. AmREIT may not borrow funds in order to distribute the proceeds to the Shareholders and thereby offset under-performance by the properties, unless it is required to do so for REIT qualification purposes.

              The directors must review AmREIT's borrowings at least quarterly for reasonableness in relation to its Net Assets. AmREIT may not incur indebtedness if, after giving effect to the incurrence thereof, aggregate indebtedness, secured and unsecured, would exceed three hundred percent (300%) of its net assets on a consolidated basis. For this purpose, the term "Net Assets" means AmREIT's total assets (less intangibles) at cost, before deducting depreciation or other non-cash reserves, less total liabilities, as calculated at the end of each quarter on a basis consistently applied.

              Investment Limitations. AmREIT may not:

                    (1) invest in equity securities of other issuers unless a majority of the directors, including a majority of the Independent Directors, not otherwise interested in the transaction approve the transaction as being fair, competitive and commercially reasonable;

                    (2) invest in the equity securities of any non-governmental issue, including other real estate investment trusts or limited partnerships for a period in excess of eighteen (18) months, unless approved by a majority of the directors, including a majority of the Independent Directors;

                    (3) engage in underwriting or the agency distribution of securities issued by others;


                    (4) invest in commodities or commodity futures contracts, other than solely for hedging purposes;

                    (5) engage in short sales of securities or trading, as distinguished from investment activities; or

                    (6) invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts are in recordable form and appropriately recorded in the chain of title.

              AmREIT Securities. AmREIT may not issue:

                           (i) equity securities which are redeemable at the election of the holder of such securities;

                           (ii) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt;

                           (iii) warrants,  options  or similar  evidences  of a
                                 right to buy its securities, unless (i) issued to all of its security holders ratably, (ii) as part of a financing arrangement, or (iii) as part of a stock option plan to directors, officers or employees of AmREIT (together referred to herein as "Interested Persons") which meets the conditions of Section 260.140.41, Title 10, California Code of Regulations; or

                           (iv) shares on a deferred payment basis or other similar arrangement.

       Transactions with Adviser, Sponsor, Director or Their Affiliates. The Bylaws restrict dealings between AmREIT and its officers, directors, sponsors and any Adviser. AmREIT's sponsors are Mr. Taylor and his Affiliates. In the Bylaws, an Adviser is defined as "the Person responsible for directing or performing the day-to-day business affairs of AmREIT, including a Person to which an Adviser subcontracts substantially all such functions. AmREIT is self-managed and does not have an external Adviser. The following restrictions apply to sponsors, Advisers, directors and/or interested persons and their respective Affiliates ("Interested Persons").

              Sales To Interested Persons. An Adviser, officer or director may not acquire assets from AmREIT except as approved by a majority of directors (including a majority of Independent Directors), not otherwise interested in such transaction, as being fair and reasonable to AmREIT.

              Acquisitions From Interested Persons. Any transaction with a director, officer or Affiliate that involves the acquisition of a property from an Interested Person must be approved by a majority of the Independent Directors as being fair and reasonable to AmREIT and at a price not greater than the cost of the property to such seller, or if at a greater price only if substantial justification exists and such excess is reasonable and not in excess of the properties' current appraised value.

              Leases to Interested Persons. AmREIT may lease assets to an Adviser, or a director only if such transaction is approved by a majority of directors (including a majority of Independent Directors), not otherwise interested in such transaction, as being fair and reasonable to AmREIT.

              Loans From Interested Persons. AmREIT may not borrow money from an Adviser or a director unless a majority of the directors, including a majority of the Independent Directors, not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.

              Loans To Interested Persons. AmREIT may not make or invest in loans to a Sponsor, Adviser or director, which includes any Affiliate thereof, except for mortgage loans for the construction of improvements on Properties to be acquired by AmREIT that are under lease or binding contract to be leased to qualifying tenants and those loans insured or guaranteed by a government or government agency or unless an appraisal is obtained on the underlying property. An appraisal of the underlying property shall be obtained in connection with any loan to an Adviser, director or their Affiliate;

              Other Transactions With Interested Persons. All other transactions between AmREIT and the Sponsor, Adviser, or a director shall require approval by a majority of the directors (including a majority of the Independent Directors) not otherwise interested in such transactions as being fair and reasonable to AmREIT and on terms and conditions not less favorable to AmREIT than those available from unaffiliated third parties.

       Joint Venture Investments. AmREIT may enter into joint ventures with unaffiliated third parties. AmREIT may also invest jointly with another publicly-registered entity sponsored by a Sponsor, Adviser or director that has investment objectives and management compensation provisions substantially identical to those of AmREIT, provided that the following conditions must be satisfied.

                    (1) the joint venture must have investment objectives comparable to AmREIT;

                    (2) the investment by each party to the joint venture must be on substantially the same terms and conditions; provided, however, AmREIT shall own more than fifty percent (50%) of any joint venture between it and its sponsor or Affiliate;

                    (3) in making any such joint venture investment, AmREIT may not pay more than once, directly or indirectly, for the same services and may not act indirectly through any such joint venture if AmREIT would be prohibited from doing so directly because of restrictions contained in the Bylaws; and

                    (4) in the event of a proposed sale of the Property initiated by the other joint venture partner, AmREIT must have a right of first refusal to purchase the other party's interest.

       Operating Expenses. Under AmREIT's Bylaws, its Total Operating Expenses, including, but not limited to certain administration items such as personnel salaries and the salary of Taylor, are (in the absence of a satisfactory showing to the contrary) deemed excessive if they exceed in any fiscal year the greater of 2.0% of its Average Invested Assets or 25% of its net income for such year. The Independent Directors have the responsibility of limiting such expenses to amounts that do not exceed such limitations unless they determine that, based on such unusual and non-recurring factors which they deem sufficient, a higher level of expenses is justified for such year. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meeting of the Board of Directors.

       Real Estate Commissions on Resale of Property. If an Adviser, officer or director provides a substantial amount of the services in the effort to sell an AmREIT property, that such Person may receive up to one-half of the brokerage commission paid but in no event to exceed an amount equal to 3% of the Contract Price for the Property. In addition, the amount paid when added to the sums paid to unaffiliated parties in such a capacity shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the Contract Price for the Property. The "Competitive Real Estate Commission" is the real estate or brokerage commission paid for the purchase or sale of a property which is reasonable, customary and competitive in light of the size, type and location of such property. The "Contract Price" is the amount actually paid or allocated to the purchase, development, or construction or improvement of a property exclusive of the Acquisition Fees and Acquisition Expenses.

       Acquisition Fees and Acquisition Expenses. AmREIT may not pay Acquisition Fees and Acquisition Expenses which are unreasonable. The total amount of such fees may not exceed 6% of the Contract Price of the Property, or in the case of a mortgage loan, 6% of the funds advanced. Notwithstanding the foregoing, a majority of the directors, including a majority of the Independent Directors, not otherwise interested in the transaction may approve fees in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to AmREIT.

AmREIT's Operating Strategy

       AmREIT's policies with respect to the following activities have been determined by the Board within the restrictions of AmREIT's Stated Investment Policies and, in general, may be amended or revised, from time to time, subject to the stated objections and policies, by the Board without a vote of the shareholders. See "RISK FACTORS -- Changes in Policies."

       Growth Strategy. AmREIT intends to pursue a growth strategy which will maximize the total return to its shareholders. AmREIT intends to continue to focus on the frontage retail sector of the real estate market, believing that this sector is capable of providing appealing returns at more attractive risk levels than other sectors of the retail/commercial real estate market. AmREIT's growth strategy will focus on major markets in the Southwest region of the United States, with the goal of achieving a significant presence in major retail corridor markets of targeted cities. In pursuing its growth strategy, AmREIT intends to utilize research-driven investment analysis, disciplined buy/sell decisions and up-to-date operating systems.

       AmREIT presently intends to raise public and private equity capital and institutional and investor debt capital to fund its growth strategy through unsecured credit facilities, traditional mortgage debt transactions, and private equity placements and/or public securities offerings.

       Investment Strategy. AmREIT will continue to invest in existing, newly-developed, development stage or undeveloped retail properties subject to leases under which the tenant is responsible for all operating costs (i.e., the tenant pays non-capital costs associated with operating the leased premises), frequently referred to as a net lease. AmREIT will continue to seek to lease its properties to single tenants, but may acquire multiple tenant properties. AmREIT intends to continue to concentrate its investments in the southwest United States, but may invest in properties anywhere in the continental United States.

       In  determining   whether  a  property  is  a  suitable  for  investment,
management considers the following factors, among others:

              (a)   the safety of the investment;

              (b) the location, condition, use and design of the property and its suitability for a long-term net lease or a lease that otherwise limits the amount of expenses to be incurred by AmREIT;

              (c)  the cashflow expected to be generated by the property;

              (d) the terms of the proposed lease (including, specifically, provisions relating to rent increases or percentage rent and provisions relating to passing on operating expenses to tenants);

              (e) the creditworthiness of the lessee (based on the lessee's most recent audited financial statement or other similar evidence establishing net worth) and the cash flow expected to be generated by the property;

              (f)   the prospects for long-term appreciation of the property;

              (g)   the prospects for long-range liquidity of the investment;
                    and

              (h)   the stability and potential growth of the community.

       AmREIT invests in properties which are either under current lease or are to be leased upon completion of development to a national or regional corporation. However, in circumstances deemed appropriate, leases may be with a sole proprietor or franchisee operating the businesses on the property. AmREIT has no minimum financial requirements for its tenants, which will vary depending on individual circumstances of the property and the lease. With respect to the credit of a prospective tenant, AmREIT will evaluate the party's creditworthiness in terms of its most recent audited financial statements, its general credit history, any trends exhibited by its credit rating, appropriate references, if available, the type of business in which it engages, the size and scope of its business, the length of its operating history, the background and experience of its management and similar types of factors.

       Management also considers a property's prospects for long-term appreciation and the prospects for long-range liquidity of the investment. Other considerations of AmREIT affecting appreciation of the properties and liquidity of the investment include: inclusion of lease clauses providing for increased rents based on a tenant's increased revenues, lease clauses providing for periodic inflation adjustments to the base rent, minimizing deferred maintenance by prompt attention to repair and replacement needs at the properties and by including common area maintenance clauses in the leases.

       AmREIT's procedures with respect to environmental due diligence are to require, prior to the purchase of a property, that all conditions imposed by a lender loaning funds towards the acquisition of the property, if applicable, have been satisfied and that all conditions imposed by the title insurer which exclude coverage due to environmental conditions are either removed, waived or found acceptable by a majority of AmREIT's directors. Where neither lender nor title insurer conditions raise issues regarding environmental due diligence, AmREIT may nevertheless require certain protective representations from the seller of a property, including a satisfactory level one environmental study of the property site.


       AmREIT competes for both investment opportunities and the operation of its properties with other real estate investors (both domestic and foreign), including other real estate investment trusts and limited partnerships which have investment objectives similar to those of AmREIT and which are likely to have resources greater than those of AmREIT. Management continually monitors the real estate market in order to identify potential desirable property acquisitions and advantageous disposition opportunities for its properties.

       AmREIT plans to explore possible acquisitions of properties in whole or partial exchange for its equity securities. AmREIT has authority to issue additional Shares or other securities in exchange for property and other valid consideration, and to repurchase or otherwise reacquire its shares or any other securities and may engage in such activities in the future. AmREIT has authorized Preferred Stock, but has not issued such senior securities.

       Management of Properties. AmREIT internally manages each of its properties. Such management includes providing leasing services in connection with identifying and qualifying prospective tenants, assisting in the negotiation of the leases, providing statements as to the income and expense applicable to each property, receiving and depositing monthly lease payments, periodic verification of tenant payment of real estate taxes and insurance coverage, and periodic inspection of properties and tenants' sales records where applicable. AmREIT pays no property management fees or advisory fees. The tenants will be responsible, at their expense, for day-to-day oversight and maintenance of the properties.

       In general, AmREIT's purchase price of each property is supported by an independent appraisal of the fair market value of the property. The directors will rely on their own analyses and not solely on appraisals in determining whether to acquire a particular property, as appraisals cannot be relied upon exclusively as measures of true worth or realizable value. Copies of such appraisals are retained by AmREIT at its offices for at least five years and are available for inspection.

       AmREIT acquires marketable title to each of its properties, subject only to such liens and encumbrances as are acceptable to management. Evidence of title includes a policy of title insurance, an opinion of counsel or such other evidence as is customary in the locality in which the property is situated.

       Development of Properties. AmREIT intends to continue to increase its own development of properties. Under AmREIT's Bylaws not more than 10% of the total assets of AmREIT may be invested in unimproved real property and AmREIT does not intend to seek shareholder approval to exceed such percentage. Depending upon the circumstances, improvements will be developed and/or constructed either through joint ventures with third party development companies from whom AmREIT purchases the Properties, by the tenants to whom such properties are leased, or by development companies other than the sellers of the Properties. AmREIT finances the construction or completion of improvements on particular Properties through borrowing under its current credit facilities, which it intends to increase should the Merger be consummated.

       To the extent AmREIT acquires Property on which improvements are to be constructed or completed, AmREIT is subject to risk in connection with the builder's ability to control construction costs or to build in conformity with plans, specifications and timetables and to make the Property available to the lessee within the time projected. Performance may be affected or delayed by conditions beyond the builder's control such as building restrictions, clearances and environmental impact studies imposed or caused by governmental bodies, labor strikes, adverse weather, unavailability of materials or of skilled labor, and by the financial insolvency of the builder or any subcontractors prior to completion of construction. Such factors can result in increased costs of a project, corresponding depletion of AmREIT's offering proceeds, working capital reserves and/or cash from operations and could possibly result in the loss of permanent mortgage loan commitments relied upon as a primary source for repayment of construction loans.

       AmREIT may use one or more of the following techniques to reduce the risk of any non-performance by the builder and to assure compliance with approved plans and specifications: (1) a labor and material bond, a completion bond or a performance bond, or more than one of the foregoing, may be required; (2) if in management's opinion, the financial position of the builder so represents, a personal guaranty or pledge of other assets may be accepted in lieu of, or required in addition to, a bond; (3) in some cases, the builder of the Property will be required to leaseback the Property from AmREIT until construction is completed with lease payments designed to return to AmREIT a portion of its funds paid to the builder during construction and to require the builder to bear the risk of construction; (4) where possible, AmREIT will purchase Property subject to the construction loan and the directors will endeavor not to have AmREIT be liable on such loan; and (5) depending on the financial condition of the builder, the contract may provide that portions of the purchase price payments to the former owners will be withheld until a notice of completion of construction is obtained.

       Property Sale and Disposition Strategy. AmREIT intends to sell some Properties over time. The determination of whether a particular Property should be sold or otherwise disposed of will be made after consideration of performance of the Property and market conditions and will depend, in part, on the economic benefits of continued ownership. In deciding whether to sell Properties, management will consider factors such as potential capital appreciation, cashflow and federal income tax consequences. Affiliates of AmREIT or of one or more of its directors may be selected to perform various substantial real estate brokerage functions in connection with the sale of Properties by AmREIT. AmREIT will not sell or lease any Property to the directors or their Affiliates.

       Management will periodically review the assets comprising AmREIT's portfolio. AmREIT has no current intention to dispose of any of its properties or other properties acquired in the Merger unless the sale of properties is necessary or appropriate because of liquidity problems. AmREIT reserves the right to dispose of any of the properties or any property that may be acquired in the future if the directors, based in part upon management's periodic reviews, determines that the disposition of such property is in the best interests of AmREIT.

       Any net proceeds from the sale of any Property may, at the election of the directors, based upon their then current evaluation of the real estate market conditions, either be distributed to the Shareholders or be reinvested in other Properties. A reinvestment in other Properties would be feasible only if it could be accomplished so that the status of AmREIT as a REIT would not be adversely affected. Any Properties in which net proceeds from a sale are reinvested will be subject to the same acquisition guidelines as Properties initially acquired by AmREIT. See "Properties below."

       In connection with the sale of a Property owned by AmREIT, purchase money obligations secured by mortgages may be taken as partial payment. The terms of payment to AmREIT will be affected by custom in the area in which the Property being sold is located and the then prevailing economic conditions. To the extent AmREIT receives notes and property other than cash on sales, such proceeds will not be included in net proceeds of sale until and to the extent the notes or other property are actually collected, sold, refinanced or otherwise liquidated. Therefore, dividends to Shareholders of the proceeds of a sale may be delayed until the notes or other property are collected at maturity, sold, refinanced or otherwise converted to cash. AmREIT may receive payments (cash and other property) in the year of sale in an amount less than the full sales price and subsequent payments may be spread over several years. The entire balance of the principal may be a balloon payment due at maturity. For federal income tax purposes, unless AmREIT elects otherwise it will report the gain on such sale ratably as principal payments are received under the installment method of accounting.

       Borrowing Policies. In the exercise of their duties, the directors may elect to borrow funds on behalf of AmREIT in order to take advantage of particular acquisition opportunities, cover the cost of improving a Property, cover costs not met by insurance or cover operating costs. The amount of borrowings will be determined from time to time based on a number of factors, including the use of the proceeds, the lender's restrictions, the likelihood that the loan can be readily serviced from rents at the Property where the proceeds are applied and similar considerations. The directors will not borrow funds in order to use the proceeds from the borrowing to pay dividends to AmREIT's Shareholders, unless such borrowings are necessary for REIT qualification purposes.

       AmREIT may not borrow from a director, officer or any Affiliate thereof, unless a majority of directors, including a majority of Independent Directors, not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable and no less favorable to AmREIT than loans between unaffiliated parties under the same circumstances.

       AmREIT will not issue any senior securities nor will it invest in junior mortgages, junior deeds of trust or similar obligations.

       Conflict of Interest and Affiliate Transaction Policy. Mr. Taylor is prohibited from engaging in competitive real estate activities, including any real estate acquisitions, development or management activities in connection therewith, during his employment with AmREIT, except as may be approved by the Independent Directors.

       AmREIT  will  not  enter  into  any  transactions,   including,   without
limitation,  loans,  acquisitions  or  sales of  property,  joint  ventures  and partnerships, in which AmREIT or a subsidiary is a party and in which any officer, director, principal security holder or Affiliate has any direct or indirect pecuniary interest, unless such transaction is approved by a majority of the Independent Directors after full disclosure of such interests. In determining whether to approve the transaction, the Independent Directors will condition such approval on the transaction being fair and reasonable to AmREIT and, to the extent deemed relevant by such Independent Directors, on terms no less favorable to AmREIT than prevailing market terms and conditions for comparable transactions. Independent Directors will be considered to be disinterested for this purpose provided they have no direct or indirect pecuniary interest in the transaction.

Dividend Reinvestment Plan

       AmREIT intends to institute a dividend reinvestment program, and may from time to time repurchase Shares in the open market for the purposes of fulfilling its obligations under the program or may elect to issue additional Shares.

Employees

       AmREIT currently has 8 full-time employees, one full-time consultant and 4 independent contractor consultants. AmREIT considers its relations with its employees to be good.

Competition

       AmREIT's properties are predominantly located in the Southwest and, in particular, the Houston and Dallas metropolitan areas. All of AmREIT's properties are located in areas that include competing properties. The number of competitive properties in a particular area could have a material adverse effect on both AmREIT's ability to lease space at any of its properties or at any newly developed or acquired properties and the rents charged. AmREIT may be competing with owners, including, but not limited to, other REITs, insurance companies and pension funds that have greater resources than AmREIT. There is no dominant competitor in any of AmREIT's markets.

Properties

       Description. AmREIT currently owns 16 properties consisting of single structure, single tenant retail properties. Each of the properties is subject to general competitive conditions in the area of its location, including competition for replacement tenants with new and sometimes better located properties at prevailing rental rates which are dependent on local economic and financial conditions. To date, AmREIT has not sold any of its properties. Information concerning the properties owned by AmREIT as of September 30, 1998, is presented in the following tables.


                              AmREIT Property Information

                                                                                         Current      Lease
                                   Date         Purchase       Percent       Leasable    Annual
Expiration
Property (Location)              Acquired         Price        Owned(1)        Area       Rent        Date
-------------------              --------         -----        --------        ----       ----     ---------

Radio Shack (Dallas, TX.)        06/15/94      $1,062,000         100%         5,200    $108,900    11/30/06
Church's (Atl.,GA)               07/22/94         790,000         100%         2,200      90,792    07/22/14
Blockbuster (Ind., MO)           11/14/94         850,000       54.84% (2)    14,047      93,516    04/30/04
OneCare (Houston.,TX)            07/01/95       1,680,000         100%        14,000     197,340    09/30/05
Blockbuster  (Wichita.,KS)       09/12/95         867,000          51% (3)    15,158      95,868    12/31/04
Just For Feet, (Tuc.,AZ)         09/11/96       1,739,000        51.9% (4)    19,550     197,720    09/30/16
Bank United - (Wdlds.,TX)        09/23/96         255,000          51% (3)     3,685      27,568    09/30/11
Bank United - (West.,TX)         12/11/96         828,000         100%         3,685      88,964    12/31/11




                                                                                  Current     Lease
                                Date      Purchase    Percent        Leasable     Annual    Expiration
Property (Location)           Acquired      Price     Owned(1)         Area        Rent        Date
-------------------           --------      -----     --------         ----        ----        ----

Just For Feet (BtnRg.,LA)     06/09/97     1,431,000       51% (3)     20,575     153,275   05/15/12
Hollywood Video (Laft., LA)   10/31/97       838,000    74.58% (3)      7,488     100,466   09/24/12
Hollywood Video (Ridgld,MS)   12/30/97     1,208,000      100%          7,488     138,453   12/22/12
OfficeMax (Lake Jksn.,TX)     02/20/98     2,240,000      100%         23,500     230,300   04/01/13
OfficeMax (Dover, DE)         04/14/98     2,548,000      100%         23,500     264,679   04/30/13
Just For Feet (Wdlds.,TX)     06/03/98     3,542,000      100%         16,922     371,914   05/01/13
Just For Feet (Sgrlnd.,TX)    07/01/98     3,635,000      100%         16,922     381,705   07/01/13
Don Pablos (Atlanta, GA)      08/20/98       738,000      100%     Land Lease      75,000   08/20/08
                              --------    -----------     ----     ----------     --------
TOTAL                                    $24,251,000                  193,920  $2,616,460


                                                      -131-



(1) Amounts  reflect  percentage of property  owned.
(2) Owned in joint venture with FUND X.
(3) Owned in joint venture with FUND XI.
(4) Owned in joint venture with FUND X and FUND XI.


       Leases. Each Partnership property is under lease to a regional or national tenant. When entered into, each lease was long-term. Each lease is a net lease requiring the tenant to pay all or substantially all expenses related to operation of the property. The following table sets forth information concerning AmREIT's 5 largest tenants.

                                               Current         Percent of Total
                                              Scheduled            Scheduled
                                              Annual Rent         Annual Rents
                                              -----------         ------------

Just For Feet, Inc.                           $1,104,614              42.22%
Office Max, Inc.                                 494,979              18.92%
Hollywood Entertainment Corp                     238,919               9.13%
OneCare Health Industries, Inc.                  197,340               7.54%
Blockbuster Music Retail, Inc.                   189,384               7.24%
Other Tenants                                    391,224              15.00%
                                                 -------              ------
TOTAL                                         $2,616,460             100.00%

       The following table summarizes the minimum future rentals, exclusive of any renewals, under AmREIT's leases in existence at September 30, 1998.

                         1998                        $1,840,891
                         1999                         1,870,044
                         2000                         1,898,297
                         2001                         1,913,995
                         2002                         1,968,960
                         2003-2016                  $16,859,889


       Just For Feet, Inc. ("JFFI") operates a Just For Feet discount shoe store on its leased properties as part of its national chain of retail stores which sell athletic footwear, athletic apparel and related items. JFFI reported consolidated revenues in excess of $478 million and $256 million for the years ended January 31, 1998 and 1997, respectively. JFFI had consolidated net earnings of $21.4 million and $13.9 million, respectively, for these periods. JFFI's current assets exceeded its current liabilities at January 31, 1998 by $155 million and its total assets exceeded its total liabilities on such date by more than $268 million.

       Office Max, Inc. operates an Office Max discount office supply store on each of its leased properties as part of its nationwide network of Office Max stores. Office Max, Inc. had total consolidated revenues of more than $3.7 billion and $3.1 billion for the years ended January 25, 1998 and 1997, respectively. Office Max, Inc. had consolidated net earnings of in excess of $89 million and $68 million for the years ended January 25, 1998 and 1997, respectively. Office Max, Inc.'s current assets exceed its current liabilities at January 25, 1998 by more than $561 million and total assets on that date exceeded total liabilities by more than $1.1 billion.

Debt and Credit Facilities

       In December 1997, the Company entered into an amended and restated unsecured revolving credit facility (the "Amended Credit Facility") with a borrowing capacity up to $15 million through February 1999. The actual amount available to the Company is dependent on certain covenants such as the value of unencumbered assets. The Amended Credit Facility bears interest at 2.00% over varying London Interbank Offered Rates and it is being used to acquire additional properties. As of September 30, 1998, $9,868,884 was outstanding under the Amended Credit Facility. These funds were used to acquire properties.

       In November 1998, the Company entered into an unsecured credit facility (the "Credit Facility"), which is used to provide funds for the acquisition of properties and working capital, and repaid all amounts outstanding under the Company's prior credit facility. Under the Credit Facility, which has a one year term, the Company may borrow up to $30 million subject to certain covenants such as the value of unencumbered assets. The Credit Facility contains covenants which, among other restrictions, require the Company to maintain a minimum net worth, a maximum leverage ratio, and specified interest coverage and fixed charge coverage ratios. The Credit Facility bears interest at an annual rate of LIBOR plus a spread ranging from 1.625% to 2.150%, set quarterly depending on the Company's leverage ratio.

Management

The directors and executive officers of AmREIT are as follows:



                                                                              Director or
Name                           Age      Position Held                        Officer Since
----                           ---      -------------                        -------------

H. Kerr Taylor                 47       President                                 1993
                                        Chief Executive Officer Director
Robert S. Cartwright, Jr.      48       Director                                  1993
George A. McCanse, Jr.         44       Director                                  1993
Timothy Kelley                 50       Vice President of Operations              1996
L. Larry Mangum                33       Vice Present, Treasurer                   1996
Randal Garbs                   44       Vice President of Acquisitions            1994


       H. Kerr  Taylor  serves as the  President  and  Chairman  of the Board of
Directors of AmREIT. Mr. Taylor has served in this capacity since AmREIT's formation. Mr. Taylor is a graduate of Trinity University. Mr. Taylor also received a Masters of Business Degree from Southern Methodist University and a Doctor of Jurisprudence from South Texas College of Law. Mr. Taylor has over twenty years experience and has participated in over 300 real estate transactions. Mr. Taylor has served on a board and governing bodies of a bank, numerous private and public corporations and charitable institutions. Mr. Taylor was the president, the sole director and sole shareholder of American Asset Advisers Realty Corporation (the "Adviser"), a real estate operating company he founded in 1988, prior to its acquisition by AmREIT. Mr. Taylor is currently a general partner or principal of a general partner of eleven affiliated limited partnerships. Mr. Taylor is a member of the National Board of Realtors, Texas Association of Realtors and Texas Bar Association.

       Robert S. Cartwright, Jr. is currently a Professor of Computer Science at Rice University. He earned a bachelor's degree magna cum laude in Applied Mathematics from Harvard College in 1971 and a doctoral degree in Computer Science from Stanford University in 1977. From September 1976 until June 1980, he was Assistant Professor of Computer Science at Cornell University. In July 1980, he joined the faculty of Rice University as Associate Professor of Computer Science. He was promoted to the rank of Professor in July 1986. During his eighteen years as a faculty member at Rice University, he has twice served as department Chair.

       Professor Cartwright has compiled an extensive record of professional service. He is a Fellow of the Association for Computing Machinery (ACM) and a member of the ACM Education Board, chairing the ACM Pre-College Education Committee. He is also a member of the Board of Directors of the Computing Research Association, an umbrella organization representing academic and industrial computing researchers. Professor Cartwright has served as a charter member of the editorial boards of two professional journals and has chaired several major ACM conferences. From 1991-1996, he was a member of the ACM
Turning Award Committee, which selects the annual recipient of the most prestigious international prize for computer science research.

       George A. McCanse, Jr. is a self employed consultant to the real estate industry. Prior to July 1998, he served as President of Valuation OnLine, Inc., an online computer communications and data access service for the commercial real estate valuation industry. Mr. McCanse is a member of the Appraisal Institute (MAI designation) and the International Council of Shopping Centers. He was formally a member of the Valuation Committee of the National Council of Real Estate Investment Fiduciaries. Mr. McCanse resides in Houston, Texas.
He holds a BBA degree from the University of Texas and has pursued graduate level study in real estate, architecture and finance. He has also been involved in real estate investing and development, including the acquisition and sale of over $150,000,000 of real estate during the 1970s and 1980s.

       L. Larry Mangum serves as Vice President and Treasurer of AmREIT. Mr. Mangum served as Vice President of Finance of the Adviser. Mr. Mangum was
responsible for the financial accounting and reporting relating to the Adviser-sponsored partnerships and their properties. He has over ten years of accounting experience, including four years with a public accounting firm. He previously worked for American General Corporation, a national insurance company, from 1991-1996 as part of a team responsible for supervising their reporting activities. Mr. Mangum received a B.B.A. degree in accounting from Stephen F. Austin State University and subsequently earned the CPA designation.

       Tim Kelley served as Vice President of Operations of the Adviser, and currently he serves as Vice President of Operations of AmREIT. Mr. Kelley's career spans over twenty years of debt and equity industry experience.
Mr. Kelley has held senior management, compliance and sales responsibilities in Broker/Dealers and in investment banking firms including Lehman Brothers Kuhn Loeb, Oppenheimer and Co., Inc., and McKenna and Company. Mr. Kelley holds the series 24, 27, 7, 3, 15, and 63 NASD licenses. He received his B.S. degree from Kent State University.

       Randal Garbs served as Vice President of Acquisitions of the Adviser, and currently he serves as Vice President of Acquisitions of AmREIT.
Mr. Garbs is responsible for property acquisitions as well as marketing services to its tenants and developers. Mr. Garbs has over twenty years experience in marketing, including acting as CEO of a Houston based service company. Mr. Garbs has earned the series 7 and 63 NASD licenses, the Texas Real Estate license and is a candidate for the CCIM designation. Mr. Garbs received his B.S. and M.B.A. from Houston Baptist University.

       Other individuals who are specialists in their respective fields will be periodically employed by AmREIT and engaged on an as-needed basis to perform services on behalf of AmREIT. These individuals are not employees of AmREIT nor are they employees of other Adviser-sponsored partnerships, although they do perform various services and activities
for those partnerships.   These individuals are:

       Don Grieb serves as the Director of Development and Acquisitions of AmREIT and previously served in the same capacity with the Adviser.
Mr. Grieb has over twenty years experience within the real estate industry including development, investment analysis and administration. Mr. Grieb has served within management of such real estate firms as Hines Interests and AEW. Mr. Grieb received his B.S. and M.B.A. from the University of Illinois and is a registered architect.

       Jane Costello is a certified public accountant and special consultant to AmREIT regarding tax accounting issues. She previously served in the same capacity for the Adviser. Ms. Costello has over eighteen years experience as an accountant including over 4 years with a national public accounting firm and the last eight years with her own accounting practice. Ms. Costello received a B.B.A. degree in accounting from the University of Texas.

Executive Compensation

       No executive officer of AmREIT received any salary or bonus from AmREIT during the year ended December 31, 1997. See Note 8 in the accompanying financial statements for a description of related party transactions. The overall management decisions for the day-to-day business affairs of AmREIT are made by AAA under the direction of the Board of Directors.

        AmREIT paid each director a fee ranging from $500 to $750 for meetings in which they participated and, where applicable, reimbursed directors for travel expenses. In addition, AmREIT paid each Independent Director an additional $1,000 per meeting attended in 1997 in recognition of the additional time and effort expended in consideration of certain potential acquisitions. There is no other basis of compensation for the directors. During 1997, a total of $19,250 was paid as Directors' Fees.

Security Ownership of Certain Beneficial Owners and Management

       The following table sets forth, as of September 30, 1998, the beneficial ownership interest of the Executive Officers and directors of AmREIT:


                      Name and Address          Amount and Nature of        Percentage
Title of Class        of Beneficial Owner        Beneficial Ownership       of Class(1)
--------------        -------------------        --------------------       -----------

Common Stock           H. Kerr Taylor                262,061 Shares             10.99%
                       5300 Mercer
                       Houston, TX 77005

Common Stock           George McCanse, Jr.           770 Shares                 Less than 1%
                       128 Orchard Street
                       New Canaan, CT 06840

Common Stock           Robert S. Cartwright, Jr.     2,166 Shares               Less than 1%
                       3310 Underwood
                       Houston, TX 77025

                       Officers and Directors        264,997 Shares             11.12%

(1)    Based on 2,384,117 Shares outstanding as of September 30, 1998.


       As of September 30, 1998, no other person was known by AmREIT to be the beneficial owner of more than 5% of the Shares of AmREIT.

Certain Relationships and Related Transactions

       On August 31, 1998, Mr. Taylor accepted 9,811 shares in repayment of $100,563 then owing on AmREIT's promissory note payable to him. The Shares were valued at $10.25 per share for the purposes of payment. The unpaid balance of %65,860 on the Note was paid to Mr. Taylor on October 5, 1998.

       On July 30, 1998, the Company invested approximately $356,000 in 100% of the preferred stock of AmREIT Realty Investment Corporation, a newly formed Texas corporation ("ARIC"). ARIC was organized to acquire, develop, hold and sell real estate and to provide related real estate development and management services to unrelated parties. The preferred stock entitles AmREIT to dividends equal to 95% of the net income of ARIC. All of the outstanding common stock is owned by Mr. H. Kerr Taylor, President of AmREIT.

       Effective June 5, 1998, AmREIT issued to Mr. Taylor 213,260 Shares and the right to receive up to an additional 686,740 Shares, subject to certain conditions, in connection with the Adviser Acquisition.
See "Adviser Acquisition" below.

       On May 10, 1998, Mr. Taylor agreed to accept 18,789 Shares of AmREIT's common stock in payment in full of a Note payable to him by AmREIT with the unpaid balance of approximately $171,500.

       On August 8, 1997, AmREIT entered into a loan agreement as the lender with AmREIT Development Corp., an entity with common management, in the amount of $2,247,254 for the purpose of developing a property in Lake Jackson, Texas that was acquired by AmREIT upon completion. As of December 31, 1997, $1,928,974 was outstanding on the loan. The loan bears interest at the prime lending rate and was repaid on February 20, 1998.

       On September 18, 1997, AmREIT had entered into a loan agreement as the lender with Centurion Video, Ltd. in the amount of $1,153,794 for the purpose of developing a property in Ridgeland, Mississippi that was acquired by AmREIT upon completion of development. The loan bore interest at the prime lending rate plus
 .5%. AAA Net Developers, Ltd., an entity with common management, was the limited partner in Centurion Video, Ltd. The loan was repaid in full as of December 31, 1997.

       For further information see Notes 4, 8 and 9 to the financial statements and see the MANAGEMENT AND AFFILIATE COMPENSATION section of AmREIT's Prospectus dated June 18, 1996.

Legal Proceedings

       Neither AmREIT nor any of its properties is subject to any claim or legal proceeding, nor to management's best knowledge, is any such claim or legal proceeding threatened.

Adviser Acquisition

       Terms of the Acquisition. As of June 5, 1998, AmREIT became a self-managed REIT by acquiring its former Adviser, American Asset Advisers Realty Corporation ("AAARC") in the Adviser Acquisition. As a self-managed REIT, AmREIT acquires, develops and manages its own real property investments and internally administers its affairs and activities.

       AmREIT acquired the Adviser pursuant to a merger of, AAARC, the Adviser, into AmREIT's newly formed wholly-owned subsidiary corporation, AmREIT Operating Corporation, which is the surviving corporation. Pursuant to the Acquisition, Mr. H. Kerr Taylor, the sole shareholder of AAARC, will receive up to 900,000 shares of AmREIT's Common Stock (the "Share Consideration"), of which 213,260 Initial Shares will be issued upon consummation of the Adviser Acquisition (the

"Closing Date"). The Share Balance of 686,740 Shares is issuable over the 24 consecutive calendar quarters commencing July 1, 1998 (the "Payment Period"). Subject to certain conditions, the Share Balance is issuable at the rate of 98 Shares for each 1,000 Shares otherwise issued for consideration (sold) by AmREIT during the Payment Period. The Independent Directors, who agreed to and approved the Adviser Acquisition terms on behalf of AmREIT, concluded that the Share Balance payment provisions were fair and in the best interests of AmREIT and the AmREIT Shareholders because they defer and condition payment for the Adviser until such time or times as AmREIT's asset base increases through equity growth to levels which would allow AmREIT to realize the significant benefits of the Adviser Acquisition and self-management. The significant anticipated benefits from the Adviser Acquisition which increase directly with AmREIT's asset size include: efficiencies of administration and property management and any increases in operating margins resulting therefrom; reductions in acquisition expenses; financial benefits of proprietary real estate development; and financial benefits from providing real estate related services such as brokerage, management and development services to third parties. The Adviser Acquisition was approved by AmREIT's Shareholders on June 5, 1998.

       AAARC had served as adviser to AmREIT since AmREIT's organization in May 1994. Under the direction of the Board, AAARC has the responsibility for the day-to-day operations of AmREIT, including raising capital, the investigation and identification of investment acquisitions, the negotiation of acquisitions, due diligence in investment research, property management and administrative and accounting services.

       AAARC was organized on April 4, 1989 and since that time has been acquiring, developing, operating and managing real property for its own account and for the account of managed real estate investment programs, including AmREIT. In addition to AmREIT, AAARC co-sponsored with Mr. Taylor each of the Partnerships. In addition to services for AmREIT, the Adviser provided acquisition, management and administrative services to the Partnerships and development and management services to AmREIT Development Corp, a Texas corporation owned by Mr. Taylor and to AAA Net Developers, Ltd., a privately held Texas limited partnership for which Mr. Taylor and AmREIT Development Corp, serve as general partners. AAA Net Developers, Ltd. is in the business of developing for resale, frontage retail properties under net lease to retail tenants.

       For the period from January 1, 1998 to June 5, 1998, and the year ended December 31, 1997, revenues to AAARC from all sources aggregated $562,465, and $1,602,580, respectively. These amounts included payments from AmREIT of $181,189 and $1,166,309 during the period from January 1, 1998 to June 5, 1998, and the year ended December 31, 1997, respectively. For the same periods, AAARC incurred total expenses of $683,633, and $1,473,676, respectively. These expenses are not allocated between services provided by AAARC under the services agreements with AmREIT and the Partnerships vs. the AAARC's other activities.

       Also, AAARC incurred certain costs in connection with the organization and syndication of AmREIT. Reimbursement of these costs become obligations of AmREIT in accordance with the terms of the offering. Costs of $164,985 and $98,494 were incurred by AAARC in 1997 and 1996, respectively, in connection with the issuance and marketing of AmREIT's stock.

              Consequences of Acquisition. As a self-managed REIT, AmREIT no longer pays any of the Adviser Fees and pays directly for the overhead necessary to provide the services that AAARC provided under the Omnibus Services Agreement. By acquiring the AAARC's staff and facilities, AmREIT now has personnel with substantial experience and long-term relationships in the commercial net leased property industry, including but not limited to relationships with both AmREIT's significant tenants and those of the
Partnerships. Management believes these capabilities provide AmREIT with a competitive advantage over many larger and more established REITs in the management and operation of properties and in the identification and acquisition of attractive investments.

       Following the Adviser Acquisition, AmREIT, through AmREIT Operating Corporation, continues to provide these services, including administrative and management services to the Partnerships and administrative and development services, facilities and personnel to AmREIT Development Corp. However, its ability to do so may be significantly limited under current and possible future changes to the REIT Rules.

       AmREIT, through AmREIT Operating Corporation, and/or other Affiliates, also conducts various real estate development activities both for its account and for the accounts of others, including AmREIT Development Corp. Through the Adviser Acquisition, AmREIT acquired expertise and ability to develop properties for tenants in order to be more competitive in obtaining attractive acquisitions for itself and the AAARC's other affiliates. Management believes that its ability to competitively construct and deliver completed properties on a timely basis will continue to be an important consideration for many actively growing and expanding retail and commercial tenants.

              Terms of the Acquisition. The Adviser Acquisition was approved and recommended to AmREIT's shareholders by the Independent Directors. AmREIT's shareholders approved the Adviser Acquisition on June 5, 1998. In finding that the Adviser Acquisition was fair to AmREIT and its shareholders, the Independent Directors engaged Bishop-Crown as their financial adviser to advise them in analyzing and evaluating, and to provide a written opinion with respect to, the fairness of the Acquisition to AmREIT and to the shareholders of AmREIT (other than Mr. Taylor). The Independent Directors also engaged Houlihan to opine as to the likely range of strategic values of AAARC for the purposes of the
Acquisition. The Independent Directors obtained a fairness opinion from Bishop-Crown that the Adviser Acquisition was fair from a financial point of view, to AmREIT and its Shareholders (other than Mr. Taylor), and obtained the opinion of Houlihan regarding the valuation of AAARC. The Independent Directors engaged Broocks, Baker & Lange, LLP ("Broocks Baker") to advise them regarding, but not to negotiate, the terms of the Adviser Acquisition.

       Under the Acquisition Agreement, AmREIT has agreed to issue up to 900,000 Common Shares as the Share Consideration for the Adviser Acquisition. AmREIT issued the 213,260 Initial Shares on the Closing Date and will issue up to the Share Balance of 686,740 shares, subject to adjustment as described below, as follows: No later than thirty (30) days after the end of the calendar quarter in which the Closing Date occurred, and within thirty (30) days after the end of each calendar quarter thereafter until the twenty-fourth (24th) consecutive calendar quarter following the Closing Date, or, if sooner, until the entire Share Balance has been issued. AmREIT will issue a portion of the then unissued Share Balance (the "Remaining Share Balance") equal to, when added to the aggregate shares of the Share Consideration theretofore issued, 9.8% of the total number of Common Shares outstanding at the end of the respective calendar quarter after giving effect to the issuance of such additional shares.

       At the Closing Date of the Acquisition, Mr. Taylor owned 252,250 shares of AmREIT's common stock which represents approximately 10.62% of AmREIT's total outstanding shares. For the 24 calendar quarters following the Closing Date, Mr. Taylor's additional share ownership by reason of his receipt of the Share Consideration cannot exceed the number of shares which represent 9.8% of AmREIT's total outstanding shares.

       The Acquisition Agreement requires that, in the event of Mr. Taylor's death, AmREIT must promptly purchase from his estate his right, title and interest in the Remaining Share Balance at a price determined on a value of $10.25 per share or, if AmREIT's Common Shares are then traded in a national securities market, the average closing price of AmREIT's Common Shares on the ten (10) consecutive trading days preceding the date of death, whichever is greater. To fund this obligation, AmREIT must maintain one or more insurance policies, payable to AmREIT, insuring Mr. Taylor's life in the amount necessary to purchase the Remaining Share Balance.

       The foregoing notwithstanding, the Remaining Share Balance is immediately issuable in the event any of the following should occur:

              (i) An event which results in or is likely to result in a Change in Control of AmREIT;

              (ii) The failure by AmREIT to timely issue the Share Balance, or any portion thereof as required above;

              (iii) In the event Mr. Taylor's employment by AmREIT is terminated without cause as defined in his employment agreement with AmREIT then in effect; or

              (iv) AmREIT's failure to purchase, upon the death of Mr. Taylor, all of his right, title and interest in the Remaining Share Balance, which interest will be valued as of the date of death at the greater of $10.25 per share or, if the common shares are traded in a national securities market, the average closing price of such shares during the ten (10) consecutive trading days immediately preceding the date of death. Under the Acquisition Agreement, AmREIT is required to maintain insurance on the life of Mr.
                    Taylor to fund this obligation.

       For the purposes of the foregoing, a "Change in Control" means (i) the sale or transfer of substantially all of the assets of AmREIT, whether in one transaction or a series of transactions, except a sale to a successor corporation in which the stockholders immediately prior to the transaction hold, directly or indirectly, at least 50% of the total voting power of the successor corporation immediately after the transaction, (ii) any merger or consolidation between AmREIT and another corporation immediately after which the stockholders hold, directly or indirectly, less than 50% of the total voting power of the surviving corporation, (iii) the dissolution or liquidation of AmREIT, (iv) the acquisition by any person or group of persons of direct or indirect beneficial ownership of AmREIT's common shares representing more than 50% of AmREIT's common shares, or (v) the date the Board Changes. For the purposes of the foregoing, a "Board Change" means the date that a majority of the Board is comprised of persons other than persons (i) whose election Consents shall have been solicited by management, or (ii) who are serving as directors appointed by the Board to fill vacancies caused by death or resignation (but not by removal) or to fill newly created directorships.

       Under the Acquisition Agreement, so long as Mr. Taylor serves as an officer or director of AmREIT he may not, without AmREIT's express authorization, engage or participate directly or indirectly as a principal, agent, or owner (including serving as a partner of or owning any stock or other equity investment or debt of) any Competitive Real Estate Venture, as defined. Excluded from the foregoing are Competitive Real Estate Ventures in which Mr. Taylor is currently interested, including AAA Net Developers, Ltd. and the AAA Partnerships and their respective general partners. Also excluded from the foregoing restriction is the present or future ownership of not more than one percent (1%) of the total outstanding class of equity or debt securities of any Competitive Real Estate Venture whose equity or debt securities are publicly traded.

       "Competitive Real Estate Venture" is defined as any enterprise entered into for profit whose activities in at least material part consist of the acquisition, development, ownership and/or management of real estate leased or intended to be leased to commercial or retail tenants.

       Under the Acquisition Agreement, Mr. Taylor entered into full-time employment by AmREIT. His annual base salary for 1998 and 1999 is $25,000 and $30,000, respectively. Mr. Taylor may not receive any compensation from any Competitive Real Estate Venture under his control except as may, from time to time, be approved by the Board. It is the Board's intent to use this restriction to limit the aggregate compensation received by Mr. Taylor from AmREIT and his other controlled Competitive Real Estate Ventures,if any. Expressly excluded from the foregoing agreement would be any compensation in connection with Mr. Taylor's ownership of the general partnersof the Partnerships.

       In an effort to eliminate existing and potential conflicts of interest between Mr. Taylor and AmREIT, Mr. Taylor agreed to cause any Competitive Real Estate Venture (as defined) over which he has control, including the general partners of the Partnerships and AmREIT Development Corp, to, at the election of the Board, contract for acquisition and management services and/or the use of facilities and personnel with AmREIT or such affiliated provider as may be designated by the Board. Any such contracts are subject to the requirements and restrictions on such contracts as may be provided in each entities organizational documents. AmREIT, through AmREIT Operating Corporation, currently provides property management, general administration and acquisition services, real estate brokerage services and support personnel and/or facilities to these entities. However, its ability to do so may be significantly limited under current and possible future changes to the REIT Rules. Under this requirement, Mr. Taylor must cause such Competitive Real Estate Venture to first satisfy its requirements for personnel and/or facilities by the use of available, qualified facilities and personnel of AmREIT or its Affiliates on a reimbursement for use basis.

       Also, Mr. Taylor must cause such Competitive Real Estate Venture to offer to AmREIT the right to purchase any property which the Competitive Real Estate Venture acquires or contracts to acquire, subject to its then-existing fiduciary obligations to any other persons at a price equal to the cost of the property to the Competitive Real Estate Venture.

                           AMREIT CHARTER AND BYLAWS

       The following is a summary of AmREIT's Amended and Restated Certificate of Incorporation or Charter and the Bylaws and is qualified in its entirety by reference to the complete text of the Charter and the Bylaws.

Authorized Stock

       The Charter provides that AmREIT is authorized to issue 110,000,000 shares, consisting of 100,000,000 shares of $0.01 par value Common Stock and 10,000,000 shares of preferred stock, par value $.01 per share ("Company Preferred Stock"). Shares of Preferred Stock may be issued from time to time, in one or more series, each of which series shall have such voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions relating thereto, as shall be authorized by the Board of Directors. See "DESCRIPTION OF AMREIT'S CAPITAL STOCK."

Directors

       The Bylaws provide that the number of directors shall consist of not less than three or more than nine members, the exact number of which shall be fixed by the Board from time to time. The Bylaws provide that, except as otherwise provided by law or the Charter, a quorum of the Board for the transaction of business shall consist of a majority of the entire Board. The act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board. The Charter and the Bylaws do not provide for a classified board or for cumulative voting in the election of directors to the Board. The Bylaws provide that vacancies and any newly-created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director.

Shareholder Meetings and Special Voting Requirements

       The Annual Meetings of Shareholders are held on such date as shall be fixed by the Board. The Bylaws specify such date to be not fewer than 30 days nor more than 61 days after delivery of AmREIT's annual report to Shareholders. Special meetings of Shareholders may be called only upon the request of a majority of the directors, a majority of the Independent Directors, the President, or upon the written request of Shareholders entitled to cast at least 10% of all of the votes entitled to be cast at such meeting. In general, the presence in person or by proxy of Shareholders entitled to cast a majority of votes shall constitute a quorum at any Shareholders' meeting. The Charter and the Bylaws may in general be amended by a Majority Vote of the Shareholders. However, an amendment of any provision of the Charter or Bylaws which requires a greater than majority vote must itself be approved by a vote of the Shareholders holding shares representing at least 66-2/3% of the votes entitled to be cast thereon.

       Other matters on which the Shareholders are entitled to vote include: (i) the election and removal of directors; (ii) a voluntary change in AmREIT's status as a REIT; and/or (iii) the dissolution of AmREIT.

       A majority of the directors (including a majority of the Independent Directors) may in their discretion, from time to time, amend, without a Shareholder vote, certain portions of the Bylaws, but not a Stated Investment Policy. The Shareholders may amend the Bylaws by a Majority Vote.

Amendment of the Charter and Bylaws

       The MGCL and the Charter provide that approval of a majority of the shareholders entitled to vote thereon is required to amend the Charter. A bylaw may be amended or repealed, or a new bylaw adopted, by (i) the affirmative vote of the holders of a majority of the stock entitled to vote thereon, or (ii) a majority of the Board.

Transactions With Interested Officers or Directors

       The Bylaws will provide, in accordance with the MGCL, that contracts or transactions between AmREIT and a director or officer of AmREIT or a corporation or entity in which such officer or director is also an officer or director or has a financial interest, are not void or voidable solely for such reason or solely because the officer or director is present at or participates in any meeting of the Board which authorizes the transaction or contract, or solely because such officer's or director's vote is counted for such purpose, if the Bylaw restrictions regarding such transactions are satisfied (see discussion under Stated Investment Policies above) and (i) the material facts as to his relationship or interest are disclosed or are known to the Board or a committee and the Board or a committee in good faith authorizes such contract or transaction; (ii) the material facts as to his relationship or interest are disclosed or are known to the shareholders entitled to vote thereon and the shareholders in good faith specifically approve such contract or transact; or

(iii) the contract or transaction is fair to AmREIT at the time it is authorized, approved or ratified by the Board, a committee or the shareholders. In addition, the Bylaws will provide that any transactions with interested directors or officers or their affiliates shall be made on commercially reasonable terms substantially equivalent to terms available from third parties in an arm's-length transaction in the competitive marketplace.


Rollup Transactions

       AmREIT's Bylaws contain certain restrictions and requirements on AmREIT's ability to participate in "Rollup" transactions which include any transaction involving the acquisition of the Company. The Merger as structured and proposed constitutes a "Rollup" transaction under these provisions. However, as a condition to their approval of the Merger, the Shareholders will expressly approve the exclusion of the Merger from the requirements of the Rollup Provisions of the Bylaws to the extent they could apply to the Merger.

Limitations on Holdings and Transfer

       For AmREIT to continue to qualify as a "REIT" under the Code, not more than 50 percent of its outstanding Shares may be owned by five or fewer individuals during the last half of each year and outstanding Shares must be owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year except with respect to the first taxable year for which an election to be treated as a REIT is made. The Charter restricts the accumulation or transfer of Shares if any accumulation or transfer could result in any person beneficially owning, in accordance with the Code, in excess of 9.8% of the then outstanding Shares, or could result in AmREIT being disqualified as a "REIT" under the Code. Such restrictions authorize the Board to refuse to give effect to such transfer on AmREIT's books as to Shares accumulated in excess of the 9.8% ownership limit. Although the intent of these restrictions is to preclude transfers which would violate the ownership limit or protect the AmREIT's status as a REIT under the Code, there can be no assurance that such restrictions will achieve their intent.

       A transferee who acquires Shares in a restricted transfer is required to indemnify, defend, and hold AmREIT and its other Shareholders harmless from and against all damages, losses, costs, and expenses, including, without limitation, reasonable attorneys' fees, incurred or suffered by AmREIT or such Shareholders by virtue of AmREIT's loss of its qualification as a REIT if such loss is a result of the transferee's acquisition. See "MATERIAL FEDERAL INCOME TAX ASPECTS".

Anti-takeover Effect of Authorized But Undesignated Preferred Stock

       As described above, the Board is authorized to provide for the issuance of shares of Preferred Stock, in one or more series, and to fix by resolution of the Board and to the extent permitted by the MGCL, the terms and conditions of each such series. Management believes that the availability of Preferred Stock will provide AmREIT with increased flexibility in structuring possible future financings and acquisitions and in meeting other corporate needs which might arise from time to time. Authorized but unissued shares of Preferred Stock, as well as authorized but unissued shares of Common Stock, will be available for issuance without further action by shareholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which any class of stock may then be listed for trading.

       Although the Board has no present intention of doing so, it will be able to issue a series of Preferred Stock that could, depending on its terms, either impede or facilitate the completion of a merger, tender offer or other takeover attempt. For instance, such new shares might impede a business combination by including class voting rights which would enable the holder to block such transaction or facilitate a business combination by including voting rights which would provide a required percentage vote of shareholders. The Board will make any determination to issue such shares based on its judgment as to the best interests of AmREIT and its then existing shareholders. The Board, in so acting, will be able to issue Preferred Stock having terms which would discourage an acquisition attempt or other transaction that some or a majority of the shareholders might believe to be in their best interests or in which shareholders might receive a premium for their stock over the then market price of such stock.

Liability for Monetary Damages

       The Charter provides that no director will be personally liable to AmREIT or its shareholders for monetary damages for breach of fiduciary duty as a director, other than liability for breach of the duty of loyalty to AmREIT or its stockholders, acts or omissions not in good faith, intentional misconduct, a knowing violation of law, certain unlawful dividends, stock repurchases or redemptions or any transaction from which the director derived an improper personal benefit. Any repeal or modification of such provision by the stockholders of AmREIT will not adversely affect any right or protection of a director existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Indemnification And Advancement of Expenses

       The Charter provides for the indemnification of present and former directors and officers of AmREIT and persons serving as directors, officers, employees or agents of another corporation or entity at the request of AmREIT (each, an "Indemnified Party") to the fullest extent permitted by the MGCL. Indemnified Parties are specifically indemnified in the Charter and the Bylaws (the "Indemnification Provisions") for expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by an Indemnified Party (i) in connection with a threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he is or was a director or officer of AmREIT or is or was serving as a director, officer, employee or agent of another corporation or entity at the request of AmREIT, or (ii) in connection with the defense or settlement of a threatened, pending or completed action or suit by or in the right of AmREIT, provided that such indemnification is permitted only with judicial approval if the Indemnified Party is adjudged to be liable to AmREIT. Such Indemnified Party must have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the subject corporation and, with respect to any criminal action or proceeding, must have had no reasonable cause to believe his conduct was unlawful. Any indemnification under the Indemnification Provisions must be authorized based on a determination that the indemnification is proper if the applicable standard of conduct has been met by the Indemnified Party, provided that no such authorization is required, and indemnification is mandatory, where a director or officer of AmREIT is successful in the defense of such action, suit or proceeding or any claim or matter therein. Otherwise, such determination will be made by a majority vote of a quorum of the Board consisting of directors not a party to the suit, action or proceeding, by a written opinion of independent legal counsel or by the shareholders. In the event that a determination is made that a director or officer is not entitled to indemnification under the

Indemnification Provisions, the Indemnification Provisions provide that the Indemnified Party may seek a judicial determination of his right to indemnification. The Indemnification Provisions further provide that the Indemnified Party is entitled to indemnification for all expenses (including attorneys' fees) incurred in any proceeding seeking to collect from AmREIT an indemnity claim under the Indemnification Provisions if such Indemnified Party is successful. Other than proceedings to enforce rights to indemnification, AmREIT is not obligated to indemnify any person in connection with a proceeding initiated by such person, unless authorized by the Board.

       AmREIT will pay expenses incurred by a director or officer of AmREIT, or a former director or officer, in advance of the final disposition of an action, suit or proceeding, if he undertakes to repay amounts advanced if it is ultimately determined that he is not entitled to be indemnified by AmREIT.

       The Indemnification Provisions and provisions for advancing expenses in the Charter will be expressly not exclusive of any other rights of indemnification or advancement of expenses pursuant to the Bylaws. The Indemnification Provisions and provisions for advancing expenses in the Bylaws and the Charter will be expressly not exclusive of any other rights of indemnification or advancement of expenses pursuant to any agreement, vote of the shareholders or disinterested directors or pursuant to judicial direction. AmREIT will be authorized to purchase insurance on behalf of an Indemnified Party for liabilities incurred, whether or not AmREIT would have the power or obligation to indemnify him pursuant to the Charter, the Bylaws or the MGCL.

       In addition, AmREIT will enter into indemnification agreements with its directors and certain of its executive officers pursuant to which such persons are indemnified for costs and expenses actually and reasonably incurred by such persons in connection with a threatened, pending or completed claim arising out of service as a director, officer, employee, trustee and/or agent of AmREIT or another entity at the request of AmREIT.

                            DESCRIPTION OF AMREIT'S CAPITAL STOCK

General

       AmREIT's authorized capital stock consists of 100,000,000 shares of Common Stock, $0.01 par value and 10,000,000 shares of Preferred Stock. As of September 30, 1998, AmREIT had outstanding 2,384,117 shares of Common Stock and no shares of Preferred Stock.

Common Stock

       Voting Rights. Each holder of Common Stock will be entitled to one vote for each share registered in his name on the books of AmREIT on all matters submitted to a vote of shareholders. Except as otherwise provided by law, the holders of Common Stock will vote as one class. The shares of Common Stock will not have cumulative voting rights. As a result, subject to the voting rights, if any, of the holders of any shares of Preferred Stock which may at the time be outstanding, the holders of Common Stock entitled to exercise more than 50% of the voting rights in an election of directors will be able to elect 100% of the directors to be elected if they choose to do so. In such event, the holders of the remaining shares of Common Stock voting for the election of directors will not be able to elect any persons to the Board. The Charter and the Bylaws contain certain provisions that could have an anti-takeover effect. See "AMREIT CHARTER AND BYLAWS."

       Dividend Rights. Subject to the rights of the holders of any shares of Preferred Stock which may at the time be outstanding, holders of AmREIT Stock will be entitled to such dividends as the Board may declare out of funds legally available therefor. Because portions of the operations of AmREIT may be conducted through wholly-owned subsidiaries, AmREIT's cash flow and consequent ability to pay dividends on Common Stock may be dependent to some degree upon the earnings of such subsidiaries and on dividends and other payments therefrom.

       Liquidation Rights and Other Provisions. Subject to the prior rights of creditors and the holders of any Preferred Stock which may be outstanding from time to time, the holders of Common Stock are entitled in the event of liquidation, dissolution or winding up to share pro rata in the distribution of all remaining assets.

       The Common Stock is not liable for any calls or assessments and is not convertible into any other securities. In addition, there are no redemption or sinking fund provisions applicable to the Common Stock.

       Transfer Agent. The transfer agent and registrar for AmREIT Common Stock is The Bank of New York, 101 Barclay Street, New York, NY 10286.

Preferred Stock

       The Charter provides that the Board is authorized to provide for the issuance of shares of Preferred Stock, from time to time, in one or more series. Prior to the issuance of shares in each series, the Board is required by the Charter and the MGCL to adopt resolutions and file a Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof (the "Certificate of Designation") with the Secretary of State of Maryland, fixing for each such series the designations, preferences and relative, participating, optional or other special rights applicable to the shares to be included in any such series and any qualifications, limitations or restrictions thereon, including, but not limited to, dividend rights, dividend rate or rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences as are permitted by Maryland law.

                            REPORTS TO SHAREHOLDERS

       AmREIT provides periodic reports to the Shareholders regarding its operations over the course of the year. Financial information contained in all reports to Shareholders will be prepared on an accrual basis of accounting in accordance with generally accepted accounting principles. Tax information will be mailed to Shareholders within 30 days following the close of each fiscal year. AmREIT's annual report, which will include financial statements audited and reported upon by independent public accountants, will be furnished within 120 days following the close of each fiscal year. The annual financial statements will contain or be accompanied by a complete statement of any transactions with any Affiliates, and of compensation and fees paid or payable by AmREIT to the management and its Affiliates. The information required by Form 10-Q will be made available to Shareholders within 45 days of the close of each of the first 3 fiscal quarters of each year.

       AmREIT provides the Shareholders that are qualified retirement plans with an annual statement of value in order to permit them to comply with ERISA annual reporting requirements. The statement will report the net asset value of Securities based upon the amount Shareholders would receive if Properties were sold at their appraised values as of the close of AmREIT's fiscal year and if such proceeds, together with the other AmREIT funds, were distributed in liquidation. Until 1999, AmREIT is permitted to value all Properties at cost, although it is not required to do so. Thereafter, whenever AmREIT is not offering shares of its Common Stock, it will perform a valuation update based on capitalization of income for each of its properties unless it previously obtained an appraisal for such property dated within nine months prior to the end of the relevant fiscal year. After the first three annual reports, the Board may elect to deliver such reports to all Shareholders. Shareholders will not be forwarded copies of appraisals or updates. In providing such reports to the Shareholders, neither AmREIT nor its Affiliates thereby make any warranty, guarantee or representation that (1) the Shareholders or AmREIT, upon liquidation, will actually realize the estimated value per Share, or (2) the Shareholders will realize the estimated net asset value if they attempt to sell their Shares.

       Shareholders have the right under applicable federal and Maryland law to obtain certain information about AmREIT and, at their expense, may obtain a list of names and addresses of the Shareholders. Shareholders have the right to inspect and duplicate AmREIT's appraisal records. In the event that the SEC promulgates rules and/or in the event that applicable State securities laws or the North American Securities Administrators Association ("NASAA") Guidelines are amended so that, taking such changes into account, AmREIT's reporting requirements are reduced, AmREIT may cease preparing and filing certain of the aforementioned reports if the directors determine such action to be in AmREIT's best interests and if such cessation is in compliance with the rules and regulations of the SEC and applicable State and NASAA Guidelines, one or more of which may then be amended.

                                THE PARTNERSHIPS

General

       Each of the Partnerships was sponsored and organized by the General Partner for the purpose of one or more retail properties under long-term net lease to creditworthy tenants. Each Partnership has a separate corporate general partner. Mr. Taylor serves as co-general partner for Fund VII, Fund GdYr, Fund IX, Fund X and Fund XI. Each of the corporate general partners of Fund IX and Fund X is a Nebraska corporation and those of each other Partnership is a Texas corporation. Each corporate general partner's only assets are its general partner interest in its respective Partnership. No corporate general partner has any known liabilities other than certain amounts owing to Mr. Taylor for certain organizational and operating costs. No corporate general partner will receive any consideration or monetary benefit as a result of the Merger.

       Each of the Partnerships is restricted from using leverage to finance its investments and thus, none of the Partnerships has any significant debt. Each of the Partnerships was formed for long-term investment, intending to hold its properties for resale over a 10 to 15 year period, although each Partnership Agreement provides for a longer term. Each of the Partnerships was organized under Texas limited partnership law except for Fund IX and Fund X which were organized under Nebraska limited partnership law. The Partnerships
share  executive   offices  with  the  General  Partner  and  his Affiliates, including AmREIT. The following tables provide selected information regarding the Partnerships.


                      Partnership Organization and Capitalization

Name of         No. of         Date of        Original Limited       Price         No. of
Partnership    Partners     Organization      Partner Capital       per Unit     Units Sold
-----------    --------     ------------      ---------------       --------     ----------

FUND III          43            2/1986            $945,000           $30,000        31.500
FUND IV           31           10/1986             615,000            30,000        20.500
FUND V            21            2/1987             480,000            30,000        16.000
FUND VI           13            8/1987             300,000            30,000        10.000
FUND VII          40            3/1988           1,125,100            30,000        37.503
FUND VIII         55            4/1990           1,860,000            30,000        62.000
FUND GDYR         37           10/1990           1,335,000            30,000        44.500
FUND IX          326            6/1990           5,390,500             1,000     5,390.500
FUND X           727            9/1992          11,453,610             1,000    11,453.610
FUND XI          269            5/1994           7,061,209             1,000     7,061.210


Properties

       Description. The Partnerships own alone or jointly a total of 32 properties and one mortgage note. The property interests of the Partnerships consist of fee simple interests owned directly or through joint ventures with one or more other Partnerships, or in the case of Fund IX, Fund X and Fund XI, AmREIT. Fund IV and V are the only exceptions to the foregoing to the extent they jointly own interests in the Atlas Note, a secured note.

       The following tables set forth information regarding the properties of each of the Partnerships as of September 30, 1998.


                            Partnership Property Information

                                                       Percentage      Purchase   Negotiated Price of
Partnership      Tenant/User (Location)                   Owned          Price        Properties
-----------      -----------  ---------                   -----          -----        ----------

FUND III         Steak & Ale  (Houston, TX)                 44%       $277,200
                 Bank of America  (Houston, TX)            100%        315,000
                 Taco Bell  (Houston, TX)                  100%        136,324
                                                                       -------
                                                          TOTAL       $728,524         $1,100,000
                                                                      ========         ==========
FUND IV          Steak & Ale  (Houston, TX)                 56%       $352,800
                 Atlas Note                               51.3%        105,209*
                                                                       -------
                                                          TOTAL       $458,009           $500,000
                                                                      ========           ========

                                              -147-


                                                      Percentage      Purchase       Negotiated Price of
Partnership      Tenant/User (Location)                  Owned          Price            Properties
-----------      -----------  ---------                  -----          -----            ----------
FUND V           Pizza Inn  (Clute, TX)                   50%          $74,809
                 Whataburger  (Clute, TX)                 50%          128,899
                 La Petite Academy  (Houston, TX)       6.02%           32,494
                 Atlas Note                             48.7%           99,837*
                                                                       -------
                                                          TOTAL       $336,039           $420,000
                                                                      ========           ========
FUND VI          Pizza Inn  (Clute, TX)                   50%          $74,809
                 Whataburger  (Clute, TX)                 50%          128,899
                 La Petite Academy  (Houston, TX)       2.74%           14,771
                                                                        ------
                                                          TOTAL       $218,479           $285,000
                                                                      ========           ========
FUND VII         La Petite Academy  (Houston, TX)      91.25%         $492,734
                 Whataburger  (Dallas, TX)             54.88%          299,095
                 Sup.Sound  (Houston, TX)              27.28%           67,649
                 AFC, Inc./Church's  (Houston, TX)     27.28%           57,283
                 Gannett/Billboard  (Houston, TX)      27.28%              ---
                                                                     ---------
                                                          TOTAL       $916,761         $1,010,000
                                                                      ========         ==========
FUND VIII        Whataburger  (Dallas, TX)             45.12%         $245,905
                 Sup.Sound  (Houston, TX)              72.72%          180,351
                 AFC, Inc./Church's  (Houston, TX)     72.72%          152,717
                 Gannett/Billboard  (Houston, TX)      72.72%              ---
                 Discount Tire  (Fort Worth, TX)         100%          358,000
                 La Petite Academy  (Houston, TX)        100%          457,000
                 Goodyear Tire-Marsh Lane (Dallas, TX) 25.28%          150,149
                                                                       -------
                                                          TOTAL     $1,544,122         $1,800,000
                                                                    ==========         ==========
AAA GDYR         Goodyear Tire-Marsh Lane (Dallas, TX) 74.72%         $443,851
                 Goodyear Tire-Hillcrest  (Dallas, TX)   100%          555,000
                                                                       -------
                                                          TOTAL       $998,851         $1,090,000
                                                                      ========         ==========
FUND IX          Foodmaker/Jack-in-the-Box (Dallas, TX)  100%         $565,000
                 Baptist Health Services  (Memphis, TN)  100%        1,540,000
                 Waldenbooks/Payless  (Austin, TX)       100%          535,000
                 Golden Corral - I-45  (Houston, TX)     100%        1,575,456
                 Golden Corral - Hwy 1960 (Houston, TX) 4.80%           74,894
                                                                        ------
                                                          TOTAL     $4,290,350         $4,850,000
                                                                    ==========         ==========
FUND X           Golden Corral-Hwy 1960 (Houston, TX)  95.20%       $1,485,106
                 TGI Friday's  (Houston, TX)             100%        1,473,461
                 Goodyear Tire  (Houston, TX)            100%          510,000
                 Computer City  (Minneapolis, MN)        100%        2,407,317
                 AFC, Inc./Popeye's  (Atlanta, GA)       100%          834,500
                 Blockbuster Music (Independence, MO)  45.16%          699,000
                 OneCare  (Sugarland, TX)                100%        1,405,006
                 Just for Feet  (Tucson, AZ)           18.25%          611,394
                                                                       -------
                                                          TOTAL     $9,425,784        $10,355,000
                                                                    ==========        ===========
FUND XI          Blockbuster Video  (Wichita, KS)         49%         $833,000
                 Blockbuster Video  (Oklahoma City, OK)  100%          752,663
                 Just for Feet  (Tucson, AZ)           29.85%        1,000,007
                 Bank United  (The Woodlands, TX)         49%          245,000
                 Just For Feet  (Baton Rouge, LA)         49%        1,375,014
                 Hollywood Video  (Lafayette, LA)      25.42%          285,624
                 Pier One  (Longmont, CO)                100%        1,195,741
                                                                     ---------
                                                          TOTAL     $5,687,049         $6,350,000
                                                                    ==========         ==========

* Unpaid balance of Atlas Note on June 30, 1998.


       Leases. Leases on the properties provide that the tenant bears responsibility for substantially all property costs and expenses associated with ongoing maintenance and operation, including utilities, property taxes and insurance. In general, these leases also provide that the tenant is responsible for roof and structural repairs. Certain of the properties are subject to leases under which the landlord retains responsibility for certain costs and expenses associated with the property. Because many of the properties which are subject to leases that place these responsibilities on the landlord are recently constructed, management anticipates that capital demands to meet obligations with respect to these properties will be minimal for the foreseeable future and can be met with funds from operations and working capital.

       None of the properties of any Partnership, if the Partnership is acquired by AmREIT, would represent 10% or more of AmREIT's currently scheduled annual rental income, the cost basis of AmREIT's properties or AmREIT's net rental income. However, the acquisition of certain Partnerships would, in the absence of the acquisition of the remaining Partnerships, result in an increase in the portion of the Company's properties under lease to Just For Feet, Blockbuster Music and Blockbuster Video and Hollywood Video. Even so, AmREIT's dependence on these tenants would not materially increase over current levels unless certain Partnerships are acquired and others are not. Further tenant concentration would be most severe in the event the Partnership were to acquire only Fund XI, in which event Just For Feet and Blockbuster would account for up to 42.4% and 11.2%, respectively, of the Company's scheduled annual rentals. Currently, Just For Feet and Blockbuster account for approximately 42.5% and 7.3%, respectively, of AmREIT's current scheduled annual rentals.


       The following table sets forth certain information regarding the leases on the properties of each of the Partnerships.


                                    Lease Information


                                                                                                    Lease
                                                      Percentage       Square          Annual    Termination
Partnership     Tenant/User (Location)                  Owned        Footage(1)        Rent(1)       Date
-----------     -----------  ---------                  -----        ----------        -------       ----

FUND III        Steak & Ale (Houston, TX)                   44%      Land Lease        $19,800     03/22/02
                Bank of America (Houston, TX)              100%           2,815         62,370     05/11/00
                Taco Bell (Houston, TX)                    100%           1,500         38,844     02/28/03
                                                                          -----         ------
                                                          TOTAL           4,315       $121,014
                                                                          =====       ========
FUND IV         Steak & Ale (Houston, TX)                   56%      Land Lease        $25,200     03/22/02
                                                                     ----------        -------
                                                          TOTAL      Land Lease        $25,200
                                                                          =====        =======
FUND V          Pizza Inn (Clute, TX)                       50%           1,495        $12,600     07/31/03
                Whataburger (Clute, TX)                     50%           1,400         14,543     01/19/00
                La Petite Academy (Houston, TX)           6.02%             407          3,493     03/29/04
                                                                            ---          -----
                                                          TOTAL           3,302        $30,636
                                                                          =====        =======

                                                       -149-


                                                                                                    Lease
                                                    Percentage       Square          Annual     Termination
Partnership     Tenant/User (Location)                 Owned        Footage(1)        Rent(1)        Date
-----------     -----------  ---------                 -----        ----------        -------        ----
FUND VI         Pizza Inn (Clute, TX)                       50%           1,495        $12,600     07/31/03
                Whataburger (Clute, TX)                     50%           1,400         14,543     01/19/00
                La Petite Academy (Houston, TX)           2.74%             185          1,588     03/29/04
                                                                            ---          -----
                                                          TOTAL           3,080        $28,731
                                                                          =====        =======
FUND VII        La Petite Academy (Houston, TX)          91.25%           6,178        $52,969     03/29/04
                Whataburger (Dallas, TX)                 54.88%           1,212         32,879     09/30/06
                Sup.Sound (Houston, TX)                  27.28%             453          8,183     08/31/01
                AFC, Inc./Church's (Houston, TX)         27.28%             360          4,092     05/14/00
                Gannett/Billboard (Houston, TX)          27.28%      Land Lease          4,066     11/30/98
                                                                     ----------          -----
                                                          TOTAL           8,203        102,189
                                                                          =====        =======
FUND VIII       Whataburger (Dallas, TX)                 45.12%             996        $27,032     09/30/06
                Sup.Sound (Houston, TX)                  72.72%           1,208         21,817     08/31/01
                AFC, Inc./Church's (Houston, TX)         72.72%             960         10,908     05/14/00
                Gannett/Billboard (Houston, TX)          72.72%       LandLease         10,840     11/30/98
                Discount Tire (Fort Worth, TX)             100%           4,147         44,400     06/01/05
                La Petite Academy (Houston, TX)            100%           5,998         49,128     03/31/05
                Goodyear Tire-Marsh Ln (Dallas, TX)      25.28%           1,472         16,080     05/31/05
                                                                          -----         ------
                                                          TOTAL          14,781       $180,205
                                                                         ======       ========
AAA             Goodyear Tire-Marsh Ln (Dallas, TX)      74.72%           4,352        $47,520     05/31/05
GDYR            Goodyear Tire-Hillcrest (Dallas, TX)       100%           5,772         59,400     02/29/00
                                                                          -----         ------
                                                          TOTAL          10,124       $106,920
                                                                         ======       ========
FUND IX         Foodmaker-Jack/Box (Dallas, TX)            100%           2,238         68,998     07/11/09
                Baptist Heath Services (Memphis, TN)       100%          15,000        187,500     08/31/07
                Waldenbooks/Payless (Austin, TX)           100%           4,000         82,000     01/30/03
                Golden Corral/I-45 (Houston, TX)           100%          12,000        182,994     11/29/07
                Golden Corral/Hwy 1960 (Houston, TX)      4.80%             576          8,723     03/14/08
                                                                            ---          -----
                                                          TOTAL          33,814       $530,215
                                                                         ======       ========
FUND X          Golden Corral/Hwy 1960 (Houston, TX)     95.20%          11,424       $172,965     03/14/08
                TGI Friday's (Houston, TX)                 100%           8,500        180,500     01/31/03
                Goodyear Tire (Houston, TX)                100%           5,209         51,756     03/31/09
                Computer City (Minneapolis, MN)            100%          15,000        246,750     08/31/09
                AFC, Inc./Popeye's (Atlanta, GA)           100%           2,583         95,867     07/19/14
                Blockbuster Music (Independence, MO)     45.16%           6,774         77,010     04/30/04
                OneCare (Sugarland, TX)                    100%          15,000        157,200     01/30/05
                Just for Feet (Tucson, AZ)               18.25%           2,801         69,526     09/30/16
                                                                          -----         ------
                                                          TOTAL          67,291     $1,051,574
                                                                         ======     ==========
FUND XI         Blockbuster Video (Wichita, KS)             49%           6,860        $92,104     12/31/04
                Blockbuster Video (Oklahoma City, OK)      100%           6,500         80,523     08/31/05
                Just for Feet (Tucson, AZ)               29.85%           4,582        113,717     09/30/16
                Bank United (The Woodlands, TX)             49%      Land Lease         26,488     09/30/11
                Just For Feet (Baton Rouge, LA)             49%           7,838        147,264     05/15/12
                Hollywood Video (Lafayette, LA)          25.42%           1,904         34,243     09/24/12
                Pier One (Longmont, CO)                    100%           8,014        127,502     02/29/08
                                                                          -----        -------
                                                          TOTAL          35,698       $621,841
                                                                         ======       ========
(1)  Reflects ownership percentages.


Partnership Distributions

       The following table sets forth the distributions paid per Unit per Partnership from the Partnerships' inception through June 30, 1998. Amounts paid in the indicated quarter were determined based upon Partnership operations during the preceding quarter. The original cost per Unit was $30,000 for each of the Partnerships, except Fund GDYR, Fund IX, Fund X and Fund XI whose original Units cost $1,000 each. All distributions were made from cash flow from operations except as otherwise noted.

       The tables below set forth information for each Partnership regarding its cash distributions from inception through June 30, 1998.


           Cumulative Cash Distributions Since Formation Through 6/30/1998

                      Year of        Cumulative Distributions        Cumulative Distributions of
Partnership            First         of Operational Cashflow       Operational Cashflow As Percent
   Name             Investment         Through 6/30/1998            of Original Invested Capital
  ----              ----------         -----------------            ----------------------------

FUND III                 1986               $1,120,472                            118.6%
FUND IV                  1986                  465,993                             75.8%
FUND V                   1987                  427,507                             89.1%
FUND VI                  1987                  244,576                             81.5%
FUND VII                 1988                  894,863                             79.5%
FUND VIII                1990                1,367,081                             73.5%
FUND GDYR                1990                  738,651                             55.3%
FUND IX                  1990                3,024,598                             56.1%
FUND X                   1992                4,030,581                             35.2%
FUND XI                  1994                1,206,860                             17.1%




                                           Distributions in         Adjusted
                                            Return of L.P.        L.P. Capital
                           Original        Capital Through           Through
Partnership              L.P. Capital         6/30/1998             6/30/1998
-----------              ------------         ---------             ---------

FUND III                   $945,000              $10,186             $934,814
FUND IV                     615,000                   -0-             615,000
FUND V                      480,000               19,611              460,389
FUND VI                     300,000                5,267              294,733
FUND VII                  1,125,100                   -0-           1,125,100
FUND VIII                 1,860,000                6,020            1,853,980
FUND GDYR                 1,335,000              105,910            1,229,090
FUND IX                   5,390,500                   -0-           5,390,500
FUND X                   11,453,610                   -0-          11,453,610
FUND XI                   7,061,209                   -0-           7,061,209
                          ---------                   ---           ---------
Total                   $30,565,419              $146,994         $30,418,425


       Distributions in Return of Capital are distributions constituting a return of a Partner's capital under the respective Partnership Agreement. In general, Distributions in Return of Capital are distributions paid in excess of current or cumulative income or paid from proceeds from the sale of property. Operational Cashflow is distributions which do not constitute Distributions in Return of Capital.

       A Limited Partner's Adjusted Capital as of the date stated, equals his or her original investment, less distributions constituting a return of capital. In the case of each Partnership, Adjusted Capital has been calculated by deducting from the Limited Partner's original capital contribution all distributions constituting a return of capital under the Partnerships' Partnership Agreement. The Limited Partners in 7 of the 10 Partnerships have not heretofore received distributions in return of capital and, thus, their Adjusted Capital is equal to their original invested capital. In the case of three Partnerships receiving distributions in return of capital, such distributions represent distributions in excess of earnings, except in the case of Fund GDYR, where $105,910 of such distributions represent a return of uninvested original capital.

Management of the Properties

       Since their inception, each Partnership was administered and managed by the Adviser, until its acquisition by AmREIT on June 5, 1998. After that time, these functions have been continued under the same contractual terms by AmREIT Operating Corporation and/or other affiliates of AmREIT.

Employees

       The partnerships do not employ their own personnel. The Partnerships' business activities are conducted by AmREIT Operating Corporation and/or other affiliates of AmREIT pursuant to management agreements. Under these agreements, AmREIT Operating Corporation and/or other affiliates of AmREIT are reimbursed by the Partnerships for the actual cost of the employees providing services to the Partnerships.

                    COMPARISON OF OWNERSHIP OF UNITS AND SHARES

       The Partnerships and AmREIT are each vehicles recognized as appropriate for the holding of real estate investments and afford passive investors, such as Limited Partners and shareholders, certain benefits, including limited liability, a professionally managed portfolio and the avoidance of double-level taxation on distributed income. The information below highlights a number of the significant differences between the Partnerships and AmREIT relating to, among other things, form of organization, investment objectives, policies and restrictions, asset diversification, capitalization, management structure, compensation and fees, and investor rights, and compares certain of the respective legal rights associated with the ownership of Units and Shares. These comparisons are intended to assist Limited Partners in understanding how their investments will be changed if, as a result of the Merger, their Units are exchanged for Shares. In addition, there are significant differences in the tax treatment of the Partnerships and REITs, and some of the material tax differences are summarized below under the captions "Taxation of Taxable Investors" and "Taxation of Tax-Exempt Investors." This discussion is summary in nature and does not constitute a complete discussion of these matters, and Limited Partners should carefully review the balance of this Prospectus for additional discussions.


___________________________________________________________________________________________________________

              THE PARTNERSHIPS                                              AmREIT
___________________________________________________________________________________________________________


                                          Form of Organization

       Each  of  the  Partnerships  is a  limited             AmREIT is a Maryland corporation formed
partnership  organized  under Nebraska  or Texas         for the purpose of investing in real estate
law formed for the purpose of  investing,  without       properties. As a corporation, AmREIT may
the use of leverage,  in a real estate portfolio         remain in existence in perpetuity. AmREIT
consisting of income producing retail real               intends to continue to qualify as a REIT for
property  under  long-term  net lease.  Each             federal income tax purposes.  Unlike the
Partnership  has been treated as a partnership for       Partnerships, AmREIT may, in the discretion of
federal  income tax purposes.  The Partnerships          its Board of Directors, use leverage to acquire its
are under the control of their general partners.         investments.  AmREIT is governed by its directors.


                                          Length of Investment

       An investment in each of the Partnerships              Unlike the Partnerships, AmREIT intends
was presented to Limited Partners as a finite life       to continue its operations for an indefinite time
investment, with the  Limited  Partners to receive       period and has no specific plans for disposition
regular cash distributions out of the Partnership's      of the assets acquired  through  the  Merger
net operating income and special distributions of        or subsequent acquisitions.  AmREIT intends to
net sale proceeds through the liquidation of the         distribute  at least 95% of its REIT taxable
Partnership's real estate investments. Under each        income,  but expects to retain net sale or
of the Partnership Agreements, the Partnership's         refinancing proceeds for new investments, capital
stated term of existence was for a substantial           expenditures, working capital reserves or other
period (from 30 to 45 years from inception,              appropriate purposes. In contrast to the
depending upon the Partnership),  but the general        Partnerships, AmREIT will constitute a vehicle
partners stated their general intention of selling       for taking  advantage  of future  investment
the Partnership's properties within a period of 10       opportunities that may be available in the real
to 15 years after acquisition or development of          estate markets.  See "THE MERGER --
the properties.  Limited Partners were advised           Background of and Reasons for Merger."
that sale of the Partnership's assets would,
however, be dependent upon market conditions
and as such, might vary from time to time.


       Limited Partners in each of the Partnerships expect liquidation of their investment when the assets of the Partnership are liquidated. In contrast, AmREIT does not expect to dispose of its investments within any prescribed periods and, in any event, plans to retain the net sale proceeds for future investments unless distributions are required to retain REIT status. Shareholders are expected to achieve liquidity for their investments by trading the Shares in the market should one develop after the Merger, and not through the liquidation of AmREIT's assets. The Shares may ultimately trade, when and if a public market for the shares is established, at a discount from, or premium to, their pro rata interest in the liquidation value of AmREIT's properties.


                              Properties and Diversification


       The investment portfolio of each of the                 As a result of the Merger, AmREIT will
Partnerships is limited to the assets acquired with      acquire substantially all of the properties of the
the initial equity raised from the General and           Participating Partnerships. In addition, AmREIT
Limited Partners. The Partnerships may not use           may issue debt and/or equity securities in the
debt financing to acquire investments.                   future, and retain all, or substantially all,of the
                                                         net liquidation  proceeds from the sale of
                                                         AmREIT's  assets  to  finance expansion of
                                                         AmREIT's investment portfolio.

       Through the Merger, AmREIT's current portfolio and additional investments that may be made from time to time, AmREIT will have an investment portfolio substantially larger and more diversified than the portfolio of any of the Partnerships. An investment in AmREIT is subject to the risks normally attendant to ongoing real estate ownership and, if AmREIT develops property, to the risks related to property development.


                                   Permitted Investments


       Each of the Partnerships was generally                  Under its Bylaws, AmREIT may purchase
authorized toinvest only in income-producing             for investment, lease, manage, sell, develop,
single tenant retail properties.  The Partnerships       subdivide and improve a wider  range of retail
have concentrated their investment in single             real property and interests therein, including
tenant retail buildings. In general, the                 mortgage loans secured thereby.  See "AMREIT
Partnerships are not permitted to invest in              AND ITS BUSINESS."
mortgage loans.

                                                               Like the Partnerships,  AmREIT has
                                                         concentrated its investments in single tenant
                                                         retail properties.  AmREIT's Bylaws, however,
                                                         authorizes it to make other real estate
                                                         investments.  Consequently,  after the Merger,
                                                         AmREIT's investments will  be  more  diversified
                                                         than  the  investments  of the  Partnerships.  Such
                                                         diversification,  if it occurs,  may serve as a
                                                         hedge against the risk of having all of AmREIT's
                                                         investments limited to a single asset group but
                                                         will also expose AmREIT to the risk of owning and
                                                         operating  assets not directly  related to its
                                                         primary property type.


                                         Additional Equity

       The Partnerships are authorized to issue                AmREIT may, in the discretion of its
only their respective Units.  None of the                directors, issue additional equity securities
Partnerships is authorized to issue additional           consisting of Common Shares or Preferred
equity securities.                                       Shares,  provided that the total number of Shares
                                                         issued does not exceed the authorized number of
                                                         Shares or Preferred Shares set forth in its
                                                         Charter.  AmREIT expects to raise additional
                                                         equity from time to time to increase its available
                                                         capital for investment.


                                                   -154-


                                                         Unlike the Partnerships, AmREIT has
                                                         substantial flexibility to raise equity, through
                                                         the sale of Shares or Preferred Shares, to finance
                                                         its business and  affairs.  AmREIT,  through  the
                                                         issuance  of new  equity  securities,  may
                                                         substantially expand its capital base to make new
                                                         real estate investments.

       An investment in AmREIT should not be viewed as an investment in a specified pool of assets, but instead as an investment in an ongoing real estate investment business, subject to the risks associated with a real estate portfolio that is expected to change from time to time. The issuance of additional equity securities by AmREIT will dilute the interests of shareholders if sold at prices below their fair market value.


                                Borrowing Policies

       None of the Partnerships were authorized                AmREIT is permitted to borrow, on a
to borrow funds for the acquisition of their             secured or unsecured basis, funds to finance its
portfolio.                                               business.

       In conducting its business, AmREIT may borrow funds to the extent believed appropriate. It is expected that AmREIT will be more leveraged than the Partnerships, some of which have not incurred significant borrowings in comparison to the overall value of their assets. Borrowing funds may allow
AmREIT to  substantially  expand its asset  base,  but  likewise  will  increase
AmREIT's risks due to its leveraged investments.

                 Restrictions upon Related Party Transactions

       In varying degrees, each of the Partnership             Maryland law allows AmREIT to engage
Agreements restricts the applicable Partnership          in transactions with directors, or other  persons a
from entering into a variety of business                 director is directly or indirectly interested in or
transactions with the general partners and their         connected with, as a trustee, partner, trust
Affiliates.  Since each of the Partnership               manager,  shareholder,  member,  employee,
Agreements may be amended by a majority vote             officer or agent of such other persons. Its
of Limited Partners, it is possible to amend the         Bylaws prohibit AmREIT from entering into a
Partnership Agreement to authorize any                   transaction  with any of the interested  parties
transaction with the general partners and                unless the terms and conditions  of such
affiliates.                                              transaction  have been  disclosed to AmREIT
                                                         directors and approved by a majority of directors
                                                         not otherwise interested in the matter (including
                                                         a majority of Independent  Directors) or has been
                                                         disclosed in reasonable detail to the shareholders,
                                                         and approved by holders of a majority of Shares
                                                         then outstanding or entitled to vote thereon.

                                                       -155-


       Except for transactions specifically                   Maryland law allows  AmREIT to enter into
approved in the Partnership Agreements, the              transactions  with  interested parties, such as
Partnerships are, to varying degrees, not                directors, officers, significant shareholders and
authorized to enter into transactions with the           Affiliates thereof, but such transactions must be
general partners and their affiliates without            approved by a majority of AmREIT directors not
Limited Partner approval.                                interested in the matter  provided that they have
                                                         determined the transaction to be fair, competitive
                                                         and commercially  reasonable.  Since neither the
                                                         Bylaws nor the Charter require the approval of
                                                         shareholders for entering into transactions with
                                                         interested  parties, it may be easier for AmREIT
                                                         to enter into such  transactions  than it would be
                                                         for the  Partnerships,  where  Limited Partner
                                                         approval for such transactions is mandated.

                           Management Control and Responsibility

       Under each of the Partnership Agreements,              The Board of Directors will have exclusive
the general partners are,subject to certain              control over AmREIT's business and affairs
narrow limitations, vested with all management           subject only to the restrictions in its Charger and
authority to conduct the business of the                 the Bylaws.  Shareholders  have the right to elect
Partnership, including authority and                     members of the Board of Directors.  AmREIT
responsibility for overseeing all executive,             directors  are  required to act in good faith and
supervisory and administrative services rendered         exercise  care in  conducting AmREIT's affairs.
to the Partnership.  The general partners have the       See "FIDUCIARY RESPONSIBILITY --
right to continue to serve in such capacities            Directors and Officers of AmREIT."
unless removed by a majority vote of Limited
Partners.  Limited Partners have no right to
participate in the management and control of the
Partnership and have no voice in its affairs
except for certain limited matters that must be
submitted to a vote of the Limited Partners under
the terms of the Partnership Agreements or as
required by law. See "VOTING  RIGHTS"
below.  The general partners are accountable as
fiduciaries to the Partnerships and are required to
exercise good faith and integrity in their dealings
in conducting the Partnership's affairs. See
"FIDUCIARY  RESPONSIBILITY -- general
partners of the Partnerships."


       Shareholders will have greater control over management of AmREIT than the Limited Partners have over the Partnerships because AmREIT Board is elected by the Shareholders. The general partners do not need to seek re-election annually, but instead serve unless removed by an affirmative vote of the Limited Partners, which is generally regarded as an extraordinary event only appropriate in cases of mismanagement and changes in control due to shifts in the ownership of Units.


                             Management Liability and Indemnification


       As a matter of state law, the general                  AmREIT's  Charter and Maryland  state law
partners have liability for the payment of               provide broad indemnification rights to directors
Partnership obligations and debts unless                 and  officers  who act in  good  faith,  and in a
limitations upon such liability are expressly stated     manner reasonably believed to be in or not
in the obligation.  Each of the Partnership              opposed to the best interests of AmREIT and,
Agreements provides generally that neither               with respect to criminal  actions or proceedings,
general partners nor any of their affiliates             without reasonable cause to believe their conduct
performing services on behalf of the Partnership         was  unlawful.  In  addition,  the  Charter
will be liable to the Partnership or its Limited         indemnifies directors and officers against
Partners for any act or omission  performed in           amounts paid in settlement, authorizes AmREIT
good faith pursuant to authority granted by the          to advance expenses incurred in defense upon
Partnership Agreement, and in a manner                   AmREIT's receipt of an appropriate undertaking
reasonably believed to be within the scope of the        to repay such amounts if appropriate, and
authority granted and in the best interest of the        authorizes AmREIT to carry insurance for the
Partnerships, provided that such act or omission         benefit of its offices and trust  managers even for
did not constitute fraud, misconduct, bad faith or       matters as to which such persons are not entitled
negligence.  In addition, the Partnership                to indemnification.  See "FIDUCIARY
Agreements indemnify the general partners and            RESPONSIBILITY."  Through the Merger,
their affiliates for liability, loss, damage, cost       AmREIT will be assuming  all existing and
and expenses, including attorneys' fees, incurred        contingent  liabilities  of  the  Participating
by them in conducting the Partnerships' business,        Partnerships, including  their obligations to
except in events such as fraud, misconduct, bad          indemnify the general partners and others for
faith or negligence.  To varying  degrees, the           litigation expenses that might be incurred  by
general partners of each of the Partnerships have        them  for  serving  as  general  partners of the
limited liability to the Partnership for acts of         Partnerships or for sponsoring the Merger.
omissions undertaken by them when performed              Although the standards are expressed somewhat
in good faith, in a manner reasonably believed to        differently, there are limitations similar to those
be within the scope of their authority and in the        on the general partners of the  Partnerships  upon
best interests of the Partnership.  The general          the liability and indemnification of the directors
partners also have, under specified                      and officers of AmREIT.
circumstances, a right to be reimbursed for
liability, loss, damage, costs and expenses
incurred by them by virtue of serving as general
partners.



       AmREIT believes that the scope of the liability and indemnification provisions in AmREIT's governing documents provides protection against claims for personal liability against AmREIT's directors and officers which is comparable to, though not identical with, the protections afforded to the general partners and their affiliates under the Partnership Agreements. Through the Merger, AmREIT will be assuming all of the existing and contingent liabilities of the Participating Partnerships, including their obligations to indemnify the general partners and other persons.


                                   Anti-takeover Provisions


       Changes in management can be effected                  The Charter and Bylaws contain a number
only by removal of the general partners, which           of provisions that might have the effect of
action requires a majority vote of Limited               entrenching  current management and delaying or
Partners.  Due to transfer restrictions in the           discouraging a hostile takeover of AmREIT.
Partnership Agreements,  the general partners            These provisions include, among others, the
may restrict transfers of the Units and, in              following:
particular, affect whether the transferees have
voting rights.  Of particular significance is that
an assignee of a Unit may not become a                        (a) the power of AmREIT's directors to
substitute Limited Partner,  entitling him to ve         issue 10,000,000 Preferred Shares, with such
on matters that may be submitted to the Limited          rights and preferences as determined by AmREIT
Partners for approval, unless such substitutions         directors;
consented to by the general partners, which
consent, in the general partners' absolute                    (b) the power of  AmREIT's  directors  to
discretion, may be withheld. The general                 stop  transfers  and/or  redeem Shares under the
partners may exercise this right of approval to          following  conditions:  from any shareholder who
deter, delay or hamper attempts by persons to            owns, directly or indirectly,  9.8% or more of the
acquire a majority interest of the Limited               outstanding  Shares,  from any five or fewer
Partners.                                                shareholders who own,  directly or indirectly,
                                                         more than 50% of the outstanding Shares, or
                                                         from any other Shareholder if AmREIT's
                                                         directors otherwise determine in good  faith  that
                                                         ownership of the  outstanding  Shares  has or may
                                                         become concentrated  to an extent that may
                                                         prevent AmREIT from  qualifying  as a REIT
                                                         under the Code. Any Shares  transferred in
                                                         violation of this restriction  become "Excess
                                                         Shares," with no voting or distribution rights.
                                                         AmREIT has the power to purchase or direct the
                                                         sale of such Excess Shares, with the sale
                                                         proceeds being paid to the former owner;

                                                             (c) directors  remain in office unless
                                                         removed by the  shareholders or if another
                                                         nominee for director  receives the vote of a
                                                         majority of the outstanding Shares.  Directors
                                                         remain on the Board regardless of whether they
                                                         receive a vote of the majority of the outstanding
                                                         Shares at AmREIT's annual meeting; and

                                                             (d) the requirement that, except in certain
                                                         circumstances, certain "business  combinations"
                                                         (as  defined  therein)  between  AmREIT and a
                                                         "related person" (as also defined  therein,
                                                         generally a person or entity which owns more
                                                         than 50% of the  outstanding  shares of AmREIT)
                                                         be approved  by the  affirmative vote of the
                                                         holders of 80% of the outstanding Shares and
                                                         Preferred Shares, including the vote of the
                                                         holders of not less than 50% of the Shares and
                                                         Preferred  Shares not owned by the  related
                                                         person.  The Charter is designed  to prevent a
                                                         purchaser  from  utilizing  two-tier  pricing and
                                                         similar tactics in an attempted  takeover of
                                                         AmREIT,  and it may have the overall effect of

                                                 -158-


                                                         making it more difficult to acquire and exercise
                                                         control of AmREIT.  In very general  terms,  the
                                                         fair  price  provision  requires  that  unless a
                                                         potential purchaser  were willing to purchase 80%
                                                         of the  outstanding  shares of AmREIT as the first
                                                         step in a business  combination (or unless a
                                                         potential  purchaser were assured of obtaining
                                                         the affirmative votes of at least 80% of AmREIT's
                                                         outstanding  shares),  the purchaser  would be
                                                         required either to negotiate with AmREIT
                                                         directors and offer terms acceptable to them or to
                                                         abandon the proposed business combination.  The
                                                         Charter may provide  AmREIT  directors with
                                                         enhanced ability  to block  any  proposed
                                                         acquisition  of  AmREIT  and to  retain  their
                                                         positions in the event of a takeover bid and may
                                                         require a related person to pay a higher price for
                                                         shares or structure his, her or its  transaction
                                                         differently than would be the case in the absence
                                                         of the Fair Price  provision.  Although it may,
                                                         under certain  circumstances,  have the effect of
                                                         discouraging  unilateral tender offers or other
                                                         takeover  proposals  and  enhance the ability of
                                                         AmREIT directors to retain their positions in the
                                                         event of a takeover bid, the business combination
                                                         provision in the Charter assures, to some degree,
                                                         fair treatment of all shareholders in the event of
                                                         a two-step takeover attempt.


       Certain provisions of the governing documents of the Partnerships and AmREIT could be used to deter attempts to obtain control of the Partnerships and AmREIT in transactions not approved by the general partners and AmREIT directors, respectively. When and if the Shares are traded on a national securities system there will be a greater likelihood of changes in control in the case of AmREIT, notwithstanding those provisions that might be employed by the AmREIT Board to resist efforts to change control.


                                       Voting Rights


       Limited Partners by a majority vote may,               Shareholders are entitled to elect the
without the concurrence of the general partners,         AmREIT  Board at each  annual meeting.
amend the Partnership Agreement, dissolve the            However,  directors remain in office even if they
Partnership, remove and/or elect a general               do not receive the vote of the holders of a
partner, and approve or disapprove the sale of all       majority of the outstanding Shares unless another
or substantially all of the Partnership's assets.        nominee for his seat receives such a vote.
Limited Partners may not exercise these rights in
any way to extend the term of the Partnership,                The Charter grants Shareholders the non-
change the Partnership to a general partnership,         exclusive right, with approval of the directors,

                                                   -159-


change the limited liability to the Limited              to amend the Charter or without Board approval, to
Partners or affect the status of the Partnership for     amend the Bylaws,  dissolve AmREIT, vote to
federal income tax purposes. Furthermore, the            remove members of the Board of Directors,  and
Partnerships cannot change the allocations of            approve or disapprove the sale of substantially
income, losses and cash distributions or the             all of AmREIT's assets.  In addition, certain other
powers, rights and duties of the general partners        actions may not be taken by the directors
without the consent of the general partners.             without the approval of Shareholders, such as,in
                                                         general,  any merger or consolidation of
                                                         AmREIT  with or  into a  corporation, limited
                                                         partnership, limited liability  company or
                                                         participation in a share exchange transaction; or
                                                         any  business combination, as defined, with an
                                                         interested stockholder, as defined.  The Charter
                                                         requires any such actions to be approved by a
                                                         Majority Vote of the Shareholders.

       Shareholders have broader voting rights (i.e., the right to elect AmREIT directors at each annual meeting) than those currently afforded to Limited Partners.


                                          Limited Liability of Investors


       Under each of the Partnership Agreements               Under Maryland law, shareholders will not
and applicable state law, the liability of Limited       be liable for AmREIT's debts or obligations.
Partners for the Partnership's debts and                 The Shares, upon issuance, will be fully paid and
obligations is generally limited to the amount of        nonassessable.
their investment in the Partnership, together with
an interest in undistributed income, if any. The
Units are fully paid and nonassessable.


       The limitation on personal liability of Shareholders is substantially the same as that of Limited Partners in the Partnerships.


                                     Review of Investor Lists


       Generally speaking, Limited Partners of                A Shareholder is entitled,  upon written
each of the Partnerships are entitled to request         demand, to inspect and copy the share records of
copies of investor lists showing the names and           AmREIT,  at any time during usual business
addresses of all General and Limited  Partners.          hours, for a purpose reasonably related to his
The right to receive such investor lists may be          interest as a Shareholder.
conditioned upon the Limited Partners' payment
of the cost of duplication and a showing that the
request is for a reasonable purpose.  Reasonable
requests would include requests for investor lists
for the purpose of opposing the Merger.


       The right of Shareholders to review investor lists is substantially the same as the right afforded Limited Partners.


                                 Taxation of Taxable Investors


       Income or loss earned by each of the                     If AmREIT qualifies as a REIT (and
Partnerships, is not taxed at the partnership level.     AmREIT intends to conduct its business to so
Limited Partners are required to report their            qualify),  AmREIT  generally is permitted to
allocable share of Partnership income and loss on        deduct distributions to its Shareholders, which
their respective tax returns.  Income and loss from      effectively reduces or eliminates the "double
a Partnership  generally  constitute  "passive"          taxation" (at the corporate and Shareholder
income and loss, which can generally  offset             levels) that typically results when a
"passive"  income  and loss from  other                  corporation earns income and distributes that
investments.  Due to depreciation  and other             income to Shareholders in the form of dividends.
noncash  items,  cash  distributions  are not            Shareholders   will  only  recognize  income  on
generally equivalent  to the  income  and  loss          amounts  actually distributed by AmREIT.
allocated  to  Limited  Partners.  During operations,    Dividends received by Shareholders from
such cash distributions are partially sheltered  but,    AmREIT generally will constitute  portfolio
if  the properties retain their value or appreciate,     income; which cannot offset "passive" income
gain upon liquidation of the asset will exceed the       and loss from other investments.  Losses and
cash distributions available to Limited Partners.        credits generated within AmREIT, however, do
After the end of each fiscal year,  Limited              not pass through to the Shareholders.  Because
Partners receive annual Schedule K-1 forms               the amount of distributions required to be made
showing their  allocable  share of  Partnership          by the Company for purposes of maintaining  its
income and loss for  inclusion on their federal          REIT characterization is determined  based on a
income tax returns.                                      percentage of taxable income (calculated with
                                                         depreciation deductions, excluding any net
                                                         capital gains and prior to payment of any
                                                         dividends) the amount of  distributions required
                                                         to be made by AmREIT  may be less  than the
                                                         distributions  made by the Partnerships.  After
                                                         the end of the Company's calendar year,
                                                         Shareholders should receive a Form 1099-DIV used
                                                         by corporations to report their dividend income.

       Each of the Partnerships is a pass-through entity, whose income and loss is not taxed at the entity level but instead allocated directly to the general partners and Limited Partners. Limited Partners are taxed on income or loss allocated to them, whether or not cash distributions are made to the Limited Partners. In contrast, AmREIT intends to qualify as a REIT, allowing it to deduct dividends paid to its Shareholders. To the extent AmREIT has net income (after taking into account the dividends paid deduction), such income will be taxed at AmREIT's level at the standard corporate tax rates. Dividends paid to Shareholders will constitute portfolio income and not passive income.


                                         Taxation of Tax-exempt Investors


       Income or loss earned by each of the                   The IRS has ruled that income  attributable
Partnerships is generally treated as UBTI unless         to an investment  in a REIT will  not  constitute
the type of income generated by the Partnership          UBTI to certain  tax-exempt investors as long as
would  constitute qualified  rental income or other      such investor does not hold its shares subject to
specifically excluded types of income.  For              acquisition indebtedness. Accordingly, dividends

                                                     -161-


Partnership  income to be characterized as rental        received from AmREIT by tax-exempt
income, the Partnership could not provide                Shareholders should not  constitute  UBTI if such
services to tenants that are considered other than       Shareholders did not finance the acquisition of
those usually or customarily  rendered in                their Shares.  The amount of dividends paid to
connection with the rental of rooms for                  tax-exempt  Shareholders may be less than the
occupancy only. Because of the inherently factual        distributions made to such entities from their
nature of this issue, it is uncertain whether the        respective Partnership  because of the REIT
income received by the Partnerships in                   requirement that distributions be based on a
connection with the leasing of its Properties            of REIT taxable income.
constitutes rental income for these UBTI
purposes. Accordingly, there is risk that the
Partnership's income could be treated as UBTI
for tax-exempt Limited Partners.

       A tax-exempt entity is treated as owning and carrying on the business activity conducted by a partnership in which such entity owns an interest. Accordingly, to the extent a tax-exempt
Limited  Partner owns an interest in a
Partnership, the income received by such Partnership must not constitute UBTI in order for the tax-exempt Limited Partner to avoid taxation.


                                               Distribution Policies

       The Partnership Agreement of each                      None of AmREIT's governing documents
Partnership requires that net cash from operations       mandate the payment of distributions to
must be distributed quarterly to partners.               Shareholders.  Distributions by AmREIT will be
Further, each Partnership Agreement would                determined by AmREIT directors and will be
require that net proceeds obtained from the sale         dependent upon a number of factors, including
or refinancing of properties be distributed to           the federal income tax requirement  that a REIT
partners, rather than being retained by the              must  distribute  annually  at least 95% of its
applicable Partnership for reinvestment or               taxable income.  Although AmREIT has not made
working capital.  See "MARKET PRICES AND                 distributions to Shareholders for some time, it
DISTRIBUTIONS -- Partnership  Distributions"             intends to make regular quarterly distributions in
for a more detailed history of the distributions         the future when it has sufficient cash from
paid by the Partnerships to their respective             operations.  See "MARKET PRICES AND
partners.                                                DISTRIBUTIONS --  Distribution"  for a more
                                                         detailed discussion of AmREIT's distribution
                                                         history. It is the policy of AmREIT to retain
                                                         proceeds from the sale, financing or refinancing
                                                         of properties for reinvestment in new properties
                                                         or for working capital purposes.


       Limited Partners participating in the Merger will experience substantial differences in the payment of distributions as Shareholders of AmREIT in comparison to owning Units in the Partnerships. Rather than owning equity interests in an entity whose governing instruments require the distribution of net cash from operations and the net proceeds or refinancing of properties, they will own Shares in an entity whose governing documents do not require distributions under similar circumstances, with the payment of such distribution being subject to the discretion of AmREIT's Board of Directors. Further, unlike the Partnerships, which must distribute net proceeds from the sale or refinancing of properties, AmREIT currently does not intend to distribute the net proceeds resulting from the sale or refinancing of properties, but rather to use such proceeds to acquire additional properties or for working capital purposes. See "RISK FACTORS -- Potential Changes in Distribution Levels for Limited Partners."


                   Comparative Compensation, Fees and Distributions


       The Partnerships pay or may be required              The right to compensation for services
to pay the following compensation to the General         performed as an employee of AmREIT.  See
Partner or his Affiliates:                               "AMREIT AND ITS BUSINESS -- Executive
                                                         Compensation."
       Property management fees of up to 3% of
       revenues per annum.                                    Distributions with respect to AmREIT
                                                              shares owned by the General Partner or his
       Management  and  administrative                        Affiliates (including shares received in the
       reimbursements  which have  historically               Merger) on the same basis as the other
       equaled 3% to 6% of rental revenues per                shareholders.
       annum.

       Acquisition  Fees and Expenses upon the
       acquisition of properties not to exceed
       6.5% of the contract price of the property.

       Leasing fees at competitive rates if and when properties areleased or released.

       Disposition fee of 3% of the disposition price of the property or, if less, one-half of the Competitive Real Estate Commission, the payment of which, except in the case of Fund XII, Fund VIII and Fund Gdyr, is conditioned upon Limited Partners first receiving a specified minimum cumulative return, which condition will not be satisfied for any Partnerships by the Merger.

       A promotional interest from 10% to 25%
       of the net proceeds from the sale of
       Partnership  property,  the  payment of
       which, in the case of each Partnership, is conditioned upon the Limited Partners first receiving a specified minimum cumulative return, which condition will not be satisfied for any Partnership by the Merger.

                                               -163-


       The right to receive distributions equal to 1% of cashflow from operations and 1% of net proceeds from the sale or disposition of Partnership property, the payment of which with respect to net proceeds from the sale of property is (except in Fund III, Fund IV, Fund V and Fund VI), conditioned upon the Limited Partners first receiving a specified minimum cumulative return, which condition will not be satisfied for any Partnership by the Merger.


       The foregoing is intended to provide Limited Partners with a comparison of the compensation, fees and distributions currently payable by the Partnerships to the General Partner and AmREIT and the compensation payable by AmREIT to the General Partner and his Affiliates after the Merger. If the Merger is consummated, the General Partner and his Affiliates will receive distributions on Shares they receive in exchange for their General Partner interests (in the case of Fund III, Fund IV, Fund V and Fund VI).

       The General Partner believes that any conflicts that may have arisen between his interests and those of his Affiliates and the interests of the Limited Partners in connection with the Merger in regard to the compensation and fees the general partners, and payable to him by AmREIT after the Merger are insignificant because such compensation in connection with the management, administration and operation of the Partnerships is currently payable to AmREIT or its Affiliates. Moreover, the General Partner's interest in Partnership cashflow from operations and property dispositions, which will be lost in the Merger, is a negative factor of the Merger from the General Partner's standpoint.

                         COMPARISON OF UNITS, SHARES AND NOTES

       The following compares certain of the investment attributes and legal status rights associated with the ownership of Units, the Shares comprising the Units and Notes.



                                          Legal Rights


                 UNITS                                  SHARES                            NOTES
===================================  ==================================  ================================

The Units of each Partnership         The Shares constitute equity       The Notes will be unsecured
constitute equity interests           interest in AmREIT. Each           debt obligations of AmREIT,
entitling each Limited Partner to     Shareholder will be entitled to    issued pursuant to the Loan
his pro rata share of cash            his pro rata share of the          Agreement.  The Notes willbear
distributions.  Each of the           dividends made with respect to     interest at a fixed rate of 6.0%
Partnership Agreements specifies      the Common Stock. The              per annum and will mature
how the cash available for            dividends payable to the           approximately seven years after
distribution, whether arising         Shareholders are not fixed in      the Closing Date.  Prior to
from operations, sales or             amount and are only paid if, as    maturity, quarterly installments
refinancings, is to be shared         and when declared by               of accrued interest will be paid
among the General Partner and         AmREIT's Board of Directors.       to Noteholders on the first day
Limited Partners.  The                AmREIT's Board of Directors        of each January, April, July and
distributions payable to the          adopted a policy of reinvesting    October, continuing until the
Limited Partners are not fixed in     available cash flow and does not   entire interest and principal of
amount and depend upon the            intend to pay dividends with       each Note is paid in full. The
operating results and net sale or     respect to the Shares.             unpaid principal balance and all
refinancing proceeds available                                           accrued but unpaid interest shall
from the disposition of the                                              be paid to Noteholders upon the
Partnership's assets.                                                    date of maturity of the Notes.
                                                                         AmREIT reserves the right to
                                                                         redeem the Notes at any time, in
                                                                         whole or in part, without a
                                                                         premium. A failure to make
                                                                         principal and (subject to a
                                                                         30-day grace period) interest
                                                                         payments when due constitutes an
                                                                         event of default under the Notes,
                                                                         allowing the Noteholders of more
                                                                         than 50% in principal amount of
                                                                         the Notes then outstanding to
                                                                         declare the outstanding principal
                                                                         amount of the Notes, plus accrued
                                                                         but unpaid interest, to be
                                                                         immediately due and payable.

       Both the Units and Shares represent equity interests entitling the holders thereof to participate in the earnings of the Partnerships and AmREIT, respectively. Distributions and dividends payable with respect to the Units and Shares depend upon the performance of the Partnerships and AmREIT, respectively. In contrast, the Notes constitute unsecured debt obligations providing for variable payments of interest and a lump sum payment at maturity.



                                   Issuance of Additional Securities
               UNITS                             SHARES                                NOTES
=================================   ==================================   ================================

Since the Partnerships are not      The Board of Directors may, in       Since the Notes are debt
authorized to issue additional      its discretion, issue additional     obligations of AmREIT, their
equity securities, there can be no  shares of Common Stock or            payment has priority over
dilution of the distributive share  Preferred Stock with such powers,    dividends or distributions
of the Limited Partners of cash     preferences and rights as the        payable to the Shareholders or
available for distribution.         Board of Directors may at the        holders of AmREIT's common
                                    time designate.  The issuance of     or preferred stock.  As
                                    additional shares of Common          unsecured obligations of
                                    Stock or Preferred Stock, beyond     AmREIT, the Notes have no
                                    the Shares to be issued in the       priority over other
                                    Merger, may result in the dilution   unsubordinated and unsecured
                                    of the interests of the              AmREIT debt as to the net
                                    Shareholders.  In addition, Shares   liquidation proceeds of any of
                                    of Preferred Stock could be issued   AmREIT's assets.  There are
                                    with powers, preferences and         no restrictions upon AmREIT's
                                    rights adversely affecting the       authority to grant mortgages,
                                    holders of Common Stock.             liens or other security interests
                                                                         in AmREIT's real and personal
                                                                         property contained in the
                                                                         Notes; and such security
                                                                         interests, if granted, would
                                                                         permit the holders thereof to
                                                                         have a priority claim against
                                                                         such collateral in the event
                                                                         the secured obligations were
                                                                         in default, or upon the
                                              bankruptcy or insolvency of
                                              AmREIT.


       The Units are not subject to dilution, since the Partnerships are not authorized to issue additional equity securities. AmREIT may issue additional shares of Common Stock and shares of Preferred Stock with priorities or preferences with respect to dividends and liquidation proceeds. Payment of the Notes will have priority over distributions to the Shares of any class of equity securities that might be issued by AmREIT. Since the Notes are, however, unsecured obligations, any senior secured obligations issued by AmREIT would have prior claims against the collateral given for security in the event AmREIT defaults in the payments of those secured obligations, or upon the bankruptcy or insolvency of AmREIT.



                                                Liquidity
               UNITS                              SHARES                             NOTES
=================================   ==================================   ==============================

The transfer of the Units is        The Shares will be freely             The Notes will be freely
subject to a number of              transferable.  AmREIT does not        transferable.  AmREIT will not
restrictions imposed by the         intend to apply to list the Shares    seek to list the Notes on a
Partnership Agreements, which       immediately upon consummation         national securities exchange.
are designed primarily to           of the Merger.  There is no           There will not be a regular
preserve the tax status of the      assurance as to when and if           secondary market for the Notes.
Partnership as a "partnership"      AmREIT will list the Common           See "THE MERGER -
under the Code.  No transferee      Shares on any other national          Background on The Merger."
of a Unit has the right to become   exchange or be able to establish
a substitute Limited Partner        a secondary market for the
(entitling such person to vote on   Common Shares.  Moreover, the
matters submitted to a vote of      breadth and strength of this
the Limited Partners) unless,       market will depend upon, among
among other things, such            other things, the number of
substitution is approved by the     Shares outstanding, AmREIT's
General Partner.  In view of the    financial results and prospects,
foregoing, no secondary market      the general investment interest in
for the Units is available.  See    companies like AmREIT and the
"THE MERGER - Background            relative attractiveness of
on the Merger."                     AmREIT's yields compared to
                                    those of alternative investments.
                                    See "THE MERGER -
                                    Background on the Merger."


       One of the primary objectives of the Merger is to provide increased liquidity to the Limited Partners. The Shares, while freely transferable, will not initially be listed on a national securities exchange. The breadth of this market cannot yet be determined. There will be no market for the Notes. There is no secondary market for the Units.


                                           -167-


                          Taxation of Taxable Investors

               UNITS                              SHARES                             NOTES
==================================  ====================================  ================================

Income or loss earned by each       As a corporation, AmREIT is           Interest payments made on the
Partnership is not taxed at the     not permitted to deduct               Notes will constitute portfolio
Partnership level.  Limited         distributions (dividends) to its      income, which cannot offset
Partners must report their          Shareholders, which effectively       passive loss from other
allocable  share of Partnership     equals "double taxation" (at the      investments.  After the end of
income and loss on their            corporate and shareholder levels)     each fiscal year, Noteholders
respective  tax returns.            of income it earns and distributes    will receive from AmREIT IRS
Partnership  income and loss        to its Shareholders in the form of    Form 1099-INT to show the
generally constitute "passive"      dividends.  Shareholders would        Noteholders interest payments
income and loss, which can          recognize income on any amount        during the prior calendar
generally offset passive income     actually distributed by AmREIT.       year.  See "MATERIAL FEDERAL
and loss from other investments.    Any dividends received by             INCOME TAX ASPECTS."
For a definition of "passive"       Shareholders from AmREIT
income and loss, see "Material      generally will constitute portfolio
Federal Income Tax Aspects."        income, which cannot offset
Due to depreciation and other       passive income and loss from
noncash items, cash distributions   other investments.  Losses and
are not generally equivalent to     credits generated within
the income and loss allocated to    AmREIT do not pass through the
Limited Partners.  During           Shareholders.  After the end of
operations, such cash               AmREIT's calendar year,
distributions to Limited Partners   Shareholders will receive IRS
may be partially sheltered from     Form 1099-DIV used by
taxes, but tax on future gain       corporations to report any
resulting from the disposition of   dividend income.  See
property will offset any taxes      "MATERIAL FEDERAL INCOME
previously sheltered.  After the    TAX ASPECTS."
end of each fiscal year, Limited
Partners receive annual Schedule
K-1 forms showing their
allocable share of Partnership
income and loss for inclusion on
their federal income tax returns.


                          Taxation of Distributions/Dividends

       Each of the Partnerships is a pass-through entity, whose income and loss are not taxed at the entity level but instead are allocated directly to the Partners. Limited Partners are taxed on income or loss allocated to them, whether or not cash distributions are made to the Limited Partners. In contrast, AmREIT, as a corporation, is not allowed to deduct dividends paid to its Shareholders. To the extent AmREIT has net income, such income will be taxed at the standard corporate tax rates. Any dividends paid to Shareholders would constitute portfolio income and not passive income. Noteholders will recognize portfolio income on the interest payments received on the Notes.



                                     Taxation of Tax-Exempt Investors
               UNITS                               SHARES                               NOTES
=================================   ===================================   =================================

Income or loss earned by each of    Dividends received from               Interest income received by
the Partnerships is generally       AmREIT by Tax-Exempt                  certain tax-exempt investors
treated as UBTI.                    Shareholders should not               receiving Notes in the Merger
                                    constitute UBTI if such               will not be characterized as
                                    Shareholders are not dealers and      UBTI so long as the tax-exempt
                                    did not debt-finance the              investor does not hold its Notes
                                    acquisition of their Shares.  See     as a dealer under Code Section
                                    "MATERIAL FEDERAL                     512(b)(5)(B) or subject to
                                    INCOME TAX ASPECTS."                  acquisition indebtedness.  See
                                                                          "MATERIAL FEDERAL INCOME TAX
                                                                          ASPECTS."


       A tax-exempt entity is treated as owning and carrying on the business activity conducted by a partnership in which such entity owns an interest. Accordingly, to the extent a Tax-Exempt Limited Partner owns an interest in a Partnership, the income received by such Partnership would constitute UBTI and would generally be taxable to the Tax-Exempt Limited Partner. Income attributable to the Shares is not UBTI, subject to the conditions discussed above. Similarly, interest income and principal payments treated as taxable income received under the Notes are not UBTI, subject to the conditions discussed above.

                             VOTING PROCEDURES

AmREIT Special Shareholders  Meeting

     General. Each copy of this Prospectus mailed to holders of Shares is accompanied by a form of Proxy furnished in connection with the solicitation of Proxies by the Board for use at the AmREIT Special Shareholders Meeting and any adjournments or postponements thereof. The AmREIT Meeting is scheduled to be held on December ___, 1998 at 10:00 a.m., Houston time, at Eight Greenway Plaza, Suite 824, Houston, Texas 77046. Only holders of record of Shares on the Record Date are entitled to receive notice of and to vote at the AmREIT Meeting. At the AmREIT Meeting, shareholders will consider and vote upon a proposal to approve the Merger Agreement and the Bylaw Amendment. See "The Merger."

     EACH HOLDER OF SHARES IS REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING AMREIT PROXY AND RETURN IT PROMPTLY TO AMREIT IN THE ENCLOSED, POSTAGE-PAID ENVELOPE OR BY FACSIMILE. THE MERGER AND THE BYLAW AMENDMENT WILL BE APPROVED IF THE MERGER RECEIVES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES ENTITLED TO VOTE AT THE AMREIT SPECIAL MEETING.

     Voting and Revocation of Proxies. Any holder of Shares who has executed and delivered a Proxy may revoke it at any time before it is voted by attending and voting in person at the AmREIT Meeting, or by giving written notice of revocation or submitting a signed Proxy bearing a later date, provided such notice or Proxy is actually received by AmREIT prior to the vote. Shareholders may vote via facsimile by delivering the enclosed AmREIT Proxy. AmREIT Proxies must be returned to the Transfer Agent at 101 Barclay Street, New York, NY 10286; Attention AmREIT Proxies, or by faxing their AmREIT Proxy to ___________. Faxed AmREIT Proxies will be accepted until 5:00 p.m., New York time, on December ___, 1998 . See "CONSENT AND PROXY PROCEDURES - The AmREIT Special Shareholders Meeting." A Proxy will not be revoked by the death or incapacity of the shareholder executing it unless, before the Shares are voted, notice of such death or supervening incapacity is filed with the Secretary or other person authorized to tabulate the votes on behalf of AmREIT. The Shares represented by properly executed Proxies received at or before the AmREIT Meeting and not subsequently revoked will be voted as directed by the shareholders submitting such Proxies. IF INSTRUCTIONS ARE NOT GIVEN, AMREIT PROXIES WILL BE VOTED FOR APPROVAL OF THE MERGER AGREEMENT AND THE BYLAW AMENDMENT AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS PROPERLY PRESENTED FOR CONSIDERATION AT THE AMREIT MEETING OR ANY ADJOURNMENT THEREOF. AmREIT's Bylaws permit the holders of a majority of the Shares represented at the AmREIT Meeting, whether or not constituting a quorum, to adjourn the AmREIT Meeting or any adjournment thereof. If necessary, unless authority to do so is withheld, the Proxy holders also may vote in favor of a proposal to adjourn the AmREIT Meeting for any reason, including to permit further solicitation of Proxies in order to obtain sufficient votes to approve any of the matters being considered at the AmREIT Meeting. The persons named as Proxies will not vote Proxies which are voted against the Merger in favor of adjourning the AmREIT Meeting.

     Solicitation of Proxies. AmREIT will bear the costs of soliciting Proxies from its shareholders. In addition to use of the mails, AmREIT Proxies may be solicited personally or by telephone or facsimile by Directors, officers and other employees of AmREIT, who will not be specially compensated for such solicitation activities. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Shares held of record by such persons, and such persons will be reimbursed by AmREIT for their reasonable expenses incurred in that effort.

     Vote Required. The Merger will be approved if it receives the affirmative vote of a majority of the Shares entitled to vote at the AmREIT Meeting. The holders of a majority of the Shares entitled to vote, present in person or by Proxy, constitute a quorum for purposes of the AmREIT Meeting. A holder of a Share will be treated as being present at the AmREIT Meeting if the holder of such Share is (i) present in person at the meeting, or
(ii) represented at the meeting by a valid Proxy, whether the instrument granting such Proxy is marked as casting a vote or abstaining, is left blank or does not empower such Proxy to vote with respect to some or all matters to be voted upon at the AmREIT Meeting. The proposal allowing AmREIT to postpone or adjourn the AmREIT Meeting to solicit additional votes will be approved if it receives the affirmative vote of a majority of the votes cast at the AmREIT Meeting, whether or not a quorum is present.
Abstentions and "broker non-votes" (where a nominee holding Shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto) will be included in the determination of the number of Shares present at the AmREIT Meeting for quorum purposes. Abstentions and broker non-votes will have the same effect as a vote against the Merger proposal. Failure to return the Proxy or failure to vote at the AmREIT Meeting will have the same effect as a vote against the Merger proposal.

     Recommendation. For the reasons described herein, the Independent Directors approved the Merger Agreement and the Bylaw Amendment thereunder. THE INDEPENDENT DIRECTORS BELIEVE THE TERMS OF THE MERGER AGREEMENT ARE FAIR FROM A FINANCIAL POINT OF VIEW TO THE SHAREHOLDERS OF AMREIT AND IN THE BEST INTEREST OF AMREIT AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND THE ISSUANCE OF SHARES PURSUANT THERETO. In making their recommendation, the Independent Directors considered, among other things, the opinion of Bishop-Crown that the consideration to be paid by AmREIT pursuant to the Merger is fair to AmREIT and its Shareholders from a financial point of view. See "THE MERGER -- Background on the Merger," "--Independent Directors' Reasons and Recommendations for the Merger" and "-- Fairness Opinions."

     Other Matters. AmREIT is unaware of any matter to be presented at the Special Shareholders Meeting other than the proposal to approve the Merger Agreement and the Bylaw Amendment and the issuance of Shares thereunder and the proposal to permit the postponement or adjournment of the AmREIT Meeting for any reason, including to solicit additional votes.

Partnership Consent Procedures

       Acceptance and Tabulation of Partnership Consents. Limited Partners of record, as of the close of business on the Record Date, are entitled to submit their vote on the Merger and the Partnership Amendment by timely submitting their Partnership Consent. Partnership Consents submitted by the Limited Partners will be received, tabulated and certified as to time of delivery and vote by Service Data Corporation, the Partnership Tabulation Agent. The Partnership Tabulation Agent is independent of and unaffiliated with the Partnerships and Partnership.

       Consents submitted by Limited Partners of Fund III, Fund IV, Fund V and Fund VI will be promptly accepted and tabulated upon receipt. Consents submitted by Limited Partners of Fund VII, Fund VIII, Fund GdYr, Fund IX, Fund X and Fund XI will not be accepted and tabulated until the 16th day following the date of this Prospectus. Consents received prior to such time will, subject to prior withdrawal, be accepted and tabulated on and after such date.

       Partnership Consent Solicitation Periods. This Prospectus, together with the Letter of Instructions, the Partnership Consent and any other solicitation materials which may be distributed to Limited Partners by the General Partner, constitute the Solicitation Materials distributed to the Limited Partners to obtain their votes (consents) for their Partnership's participation in the Merger, in which the Limited Partners may elect to receive Shares and/or Notes with respect to their investments. The Solicitation Period is the time frame during which the Limited Partners may vote for or against the Merger and, as applicable, elect to receive Shares or Notes should their Partnership participate in the Merger.

       The Partnership Solicitation Period will commence upon mailing of the Solicitation Materials (of which the Prospectus is a part) to the Limited Partners (which mailing is expected to be on or about _____________, 1998) and will continue, unless sooner terminated, to the later of (a) January 31, 1999 or (b) such later date as may be selected by the General Partner (the
"Partnership Solicitation Period Expiration Date"). At his discretion, the General Partner may elect to extend the Partnership Solicitation Period from time to time. Any Consents delivered to the Partnership Tabulation Agent prior to 5:00 p.m., ___________ Standard Time, on the day preceeding the Partnership Solicitation Period Expiration Date will be effective, provided that such Partnership Consents have been properly completed, signed and delivered.

       Before the Partnership Solicitation Expiration Date, the Partnership Tabulation Agent will give notice to the General Partner at such time, if any, it receives Consents voting in favor of the Merger from shareholders holding a majority of the Units eligible to vote on the Merger. Thereafter, subject to prior revocation or disqualification, the General Partner may, in its sole discretion, provided that he has been advised by Partnership that its
Shareholders have consented to the Merger as of such date, terminate the Partnership Solicitation Period.

       None of the Partnerships has scheduled a special meeting of the Limited Partners to discuss the Solicitation Materials or the terms of the Merger. The General Partner intends to actively solicit the support of the Limited Partners for the Merger and may, subject to applicable federal and state securities laws, hold informal meetings with individual or groups of Limited Partners, answer questions about the Merger and the Solicitation Materials, and explain the General Partner's reasons for recommending the approval of the Merger.

       Required Partner Vote. No Partnership will participate in the Merger unless its participation is approved by a Majority Vote of its Limited Partners. See "THE MERGER" for discussion of other conditions precedent to the Partnership's proceeding with the Merger.

       Upon expiration of the Partnership Solicitation Period, the General Partner will promptly:

              (a) Determine from the Partnership Tabulation Agent which Partnerships have, by a Majority Vote of the Limited Partners, approved participation in the Merger and the concurrent amendment of their Partnership Agreement (see "The Merger" for a discussion of the proposed amendments to the Partnership Agreements);

              (b) Determine whether the conditions to the consummation of the Merger or, to the extent allowed and deemed appropriate, said conditions waived by the General Partner on behalf of the Partnerships;

              (c) Subject to satisfaction of (a) and (b) above, proceed with consummation of the Merger as soon as reasonably practicable following the completion of the Partnership Solicitation Period.

       Neither Mr. Taylor nor any of his Affiliates own Units of any of the Partnerships. Accordingly, the Merger must by approved by Limited Partners who own a majority of the Units but are unaffiliated with Mr. Taylor.

       Limited Partner Voting Procedures. The Partnership Consent constitutes the ballot to be used by a Limited Partner in casting his or her votes for or against the Merger. By marking this ballot, the Limited Partner may either vote "yes," "no" or "abstain" as to his or her Partnership's participation in the Merger, and may elect to receive Shares or Notes with respect to his or her Units. A "yes" vote will also constitute a vote in favor of any related Amendment to his or her particular Partnership Agreement. If a Limited Partner owns Units in more than one Partnership, he or she can vote his or her Units in one Partnership differently from his or her Units in another Partnership. Any Limited Partner who completes his or her ballot in an unintelligible manner will be deemed to have abstained from voting; and, if in such event, the election for Notes is not clearly made on such Partnership Consent it will be deemed not to have been made and he or she will receive Shares if his or her Partnership participates in the Merger. Any Limited Partner who submits a signed but unmarked ballot will be deemed to have voted "yes" for the Merger and the Amendments; and if, in such event, the election for Notes is not clearly made on such Partnership Consent, it will be deemed not to have been made, and he or she will receive Shares if his or her Partnership participates in the Merger.

       Any Limited Partner who submits a Partnership Consent marked "No" to the Merger will receive Notes should his or her Partnership participate in the Merger unless he or she has marked his or her Partnership Consent to elect to receive Shares. Such Limited Partner will be deemed a Dissenting Partner. Dissenting Partners have no right to receive cash in exchange for their Units, but may elect to receive Shares rather than Notes. Limited Partners who submit Partnership Consents, but mark that they "abstain" from voting as to the Merger will, if their Partnership chooses to participate in the Merger, receive Shares unless they elect to receive Notes. Any Limited Partner who does not submit a Partnership Consent will be deemed to have abstained from voting.

       Federal income tax law requires that a Participating Limited Partner must provide Partnership with his or her correct taxpayer identification number, in the case of a Limited Partner who is an individual, his or her social security number, or otherwise establish a basis for exemption from backup withholding. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. The General Partner currently has the correct taxpayer identification numbers of each Participating Limited Partner and will deliver these to Partnership upon the consummation of the Merger. However, Partnership may request a Participating Limited Partner to provide and/or confirm his or her taxpayer identification number. If Partnership is not provided with the correct taxpayer identification number, or an adequate basis for exemption, upon such request, the Participating Limited Partner may be subject to a $50 penalty imposed by the IRS and interest and dividends paid may be subjected to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained.

       The Partnership Tabulation Agent will tabulate and certify the timely receipt and vote of the Partnership Consents. Determinations by the Partnership Tabulation Agent as to time of receipt and vote of the Partnership Consents will be determinative and final. Other than questions as to timely receipt and vote, all questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of the Partnership Consents will be determined by the General Partner, whose determination will be final and binding. The Partnership Tabulation Agent reserves the absolute right to reject any or all Partnership Consents that are not in proper form or the acceptance of which, in its opinion, would be improper. The General partner reserves the right to waive any irregularities or conditions of the Partnership Consent as to the particular Units. Unless waived, any irregularities in connection with the Partnership Consents must be cured within such time as the Partnership Tabulation Agent shall determine. The Partnership Tabulation Agent is under no duty to give notification of defects in such Partnership Consents, and shall not incur liabilities for failure to give such notification. The delivery of the Partnership Consents will not be deemed to have been made until such irregularities have been cured or waived.

       For his or her Partnership Consent to be effective, it must be delivered to the Partnership Tabulation Agent prior to the expiration of the Solicitation Period at: Service Data Corporation, 2424 South 130th Circle, Omaha, Nebraska 68144-2596, Attention AAA Partnership Consents.

       A self-addressed, stamped envelope for return of the Partnership Consent has been included with the Solicitation Materials. Completed Partnership Consents should be delivered only to the Partnership Tabulation Agent. The Partnership Consents will be effective upon actual receipt by the Partnership Tabulation Agent. The method of delivery of the Partnership Consent is at the election and risk of the Limited Partner, but if such delivery is by mail it is suggested that the mailing be made as soon as practicable to permit delivery to the Partnership Tabulation Agent on or before the Partnership Solicitation Period Expiration Date.

       Each Limited Partner is strongly urged to complete and execute the Partnership Consent in accordance with the instructions contained therein.

       If a Limited Partner has any questions regarding the completion of his or her Partnership Consent or the options available to him or her, he or she should call Timothy W. Kelley, Vice President toll-free at 800-888-4400, ext. 26, or by FAX to 713-850-0498.

       Withdrawal Rights; Change of Vote. Partnership Consents may be withdrawn at any time prior to the end of the Partnership Solicitation Period. For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Partnership Tabulation Agent at its address, set forth above, and must specify the name of the person having executed the Partnership Consent to be withdrawn, the name of the registered holder, if different from that of the person who executed the Partnership Consent, and the Partnership to which such withdrawal relates.

       A  Limited  Partner  may  submit  a  second  Partnership   Consent  after
withdrawal of his or her first Partnership Consent as aforesaid, provided the second Partnership Consent is submitted prior to the end of the Partnership

Solicitation Period. Additional Partnership Consents may be obtained upon oral or written request, without charge, from the General Partner. Subsequent to submission of his or her Partnership Consent, but prior to the end of the Partnership Solicitation Period with respect to his or her Partnership, a Limited Partner may change his or her vote in favor of or against, or to abstain with respect to, the Merger, or change his or her election to receive Notes or Shares. To change any information on a completed Partnership Consent, a Limited Partner must withdraw the Partnership Consent as aforesaid and submit a second Partnership Consent in accordance with the instructions set forth above prior to the end of the Solicitation Period.

       Limited Partner Information. Pursuant to the Partnership Agreements of each of Fund III, Fund IV, Fund V and Fund VI, each Limited Partner has the right to at all times upon reasonable request, free access to inspect and copy the records of the Partnership and the right to obtain by mail a list of the names, addresses and interests owned by the Limited Partners of the Partnerships. The Limited Partners of each of Fund VII, Fund VIII, Fund GDYR, and Fund IX have the right at all times to obtain from the managing general partner, upon payment of a fee to cover the costs of reproduction and mailing, a current list of the names, addresses and number of Units owned by each Limited Partner. Under the Partnership Agreement of both Fund X and Fund XI, Limited Partners may obtain a current list of the names, addresses and number of Units owned by each Limited Partner upon written request delivered to the general partners and the payment of a reasonable charge for copying and mailing. To satisfy the requirements of each partnership, the General Partner will provide a list of the names, addresses and number of Units owned by the Limited Partners of their Partnership to any Limited Partner who delivers a written request therefor to the General Partner and pays a reproduction and mailing charge of $10.00.

       Recommendation. For the reasons described herein, the General Partner approved the MergerAgreement for each Partnership. THE GENERAL PARTNER BELIEVES THAT THE TERMS OF THE MERGER AGREEMENT, INCLUDING THE CONSIDERATION TO BE
RECEIVED BY THE LIMITED PARTNERS IN THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF THE RESPECTIVE LIMITED PARTNERS AND RECOMMENDS THAT THE LIMITED PARTNERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND THE PARTNERSHIP AMENDMENT. In making his recommendation, the General Partner considered, among other things, the Houlihan Fairness Opinion that the consideration to be received by the Limited Partners in connection with the Merger is fair to the Limited Partners from a financial point of view. See "FAIRNESS OPINIONS -- The Houlihan Fairness Opinions."

                                  LEGAL OPINIONS

       The legality of the Shares to be issued in the Merger will be passed on for AmREIT by Rushall & McGeever, APC, Carlsbad, California, counsel to AmREIT and to each Partnership, which will deliver opinions to AmREIT and each Partnership respectively, concerning federal income tax consequences of the Merger.

                             SHAREHOLDER PROPOSALS

       A proper proposal submitted by a shareholder for presentation at AmREIT's annual meeting relating to fiscal year 1999 and received at AmREIT's principal executive office no later than December 8, 1998 will be included in the Consent Solicitation Statement and Consent related to such annual meeting.

                                      GLOSSARY

       "ACQUISITION PROPOSAL" shall have the meaning set forth in the Merger Agreement.

       "ACMS" means asbestos-containing materials.

       "ADA" means Americans with Disabilities Act of 1990.

       "ADJUSTED CAPITAL" means as of the date determined, the aggregate Original Investment (Original Capital as defined under the Agreement of Limited Partnership of the Partnership) of the Limited Partners of a Partnership, less cumulative distributions constituting a return of capital and less cumulative distributions funded from net proceeds from the sale or refinancing of the Partnerships' properties, determined pursuant to the Agreement of Limited Partnership of the Partnership.

       "ADVISER" means AmREIT's former external Adviser, American Asset Advisers Realty Corporation, a Texas Corporation ("AAARC").

       "ADVISER  ACQUISITION"  means the  acquisition  by  AmREIT of its  former
external  adviser,  American  Asset  Advisers  Realty  Corporation,   which  was
completed effective June 5, 1998.

       "ADVISER ACQUISITION AGREEMENT" means the agreement dated June 5, 1998 by and between the Adviser, AmREIT, AmREIT Operating Corporation and Mr. H. Kerr Taylor.

       "AFFILIATE" means with respect to a specified person, a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

       "ALV" means Appraised Liquidation Value of a Partnership's Units based on the Appraised Value determined by the Appraiser appointed by AmREIT if and when the Merger is consummated.

       "AmREIT" means American Asset Advisers Trust, Inc.

       "AMREIT BYLAW AMENDMENT" means the proposed amendment to AmREIT's Bylaws which will be voted upon by the AmREIT Shareholders at the AmREIT Meeting as part of the Merger proposal. The Bylaw Amendment amends the Bylaws of AmREIT to authorize the Merger between AmREIT and one or more of the Partnerships on the terms and conditions stated in the Merger Agreement, any other provision of AmREIT's Bylaws notwithstanding.

       "AmREIT EXPENSES" means all documented out-of-pocket costs and expenses (up to a maximum of a Partnership's Proportionate Share of $150,000) incurred by AmREIT in connection with the Merger Agreement and the transactions contemplated thereby.

       "AMREIT MEETING" means the Special Meeting of Shareholders of AmREIT noticed for December 11, 1998 in order to vote on the proposal for the Merger and the Bylaw Amendment.

       "AmREIT OPERATING CORPORATION" means AmREIT Operating Corporation, a Texas corporation, and the wholly owned subsidiary of AmREIT.

       "APPLICABLE COURT" means the court in which a petition demanding a determination of the fair value of the Dissenting Units may be filed.

       "APPRAISED VALUE" means, for the purposes of the ALV, the Appraised Value of the Partnership's properties to be determined by the Appraiser in the event the Merger is consummated.

       "APPRAISER" means the independent real estate appraiser appointed by AmREIT in the event the Merger is consummated to determine the Appraised Value of a Partnership's properties.

       "ARTICLES OF INCORPORATION" means AmREIT's Articles of Incorporation, as Amended.

       "BISHOP-CROWN" means Bishop-Crown Investment Research, Inc.

       "BISHOP-CROWN   FAIRNESS   OPINION"   means  the   fairness   opinion  of
Bishop-Crown delivered to the Independent Directors of AmREIT on September 28, 1998.

       "BOARD CHANGE" means the date that a majority of the Board is comprised of persons other than persons (i) whose election or appointment shall not have been solicited by the General Partner or (ii) who are serving as directors appointed by the Board to fill vacancies caused by death or resignation (but not removal) or to fill newly created directorships.

       "BOARD OF DIRECTORS" or the "BOARD" means collectively the Board of Directors of AmREIT.

       "BUSINESS COMBINATION" means (A) any merger or consolidation, if and to the extent permitted by law, of AmREIT or a subsidiary, with or into a Related Person, (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition, of all or any Substantial Part (as hereinafter defined) of the assets of AmREIT and its subsidiaries (taken as a whole) (including, without limitation, any voting securities of a subsidiary) to or with a Related Person,
(C) the issuance or transfer by AmREIT or a subsidiary (other than by way of a pro rata distribution to all shareholders) of any securities of AmREIT or a subsidiary of AmREIT to a Related Person, (D) any reclassification of securities (including any reverse Share split) or recapitalization by AmREIT, the effect of which would be to increase the voting power (whether or not currently exercisable) of the Related Person, (E) the adoption of any plan or proposal for the liquidation or dissolution of AmREIT proposed by or on behalf of a Related Person which involves any transfer of assets, or any other transaction, in which the Related Person has any direct or indirect interest (except proportionately as a shareholder), (F) any series or combination of transactions having, directly or indirectly, the same or substantially the same effect as any of the foregoing, and (G) any agreement, contract or other arrangement providing, directly or indirectly, for any of the foregoing.

       "BYLAWS" means AmREIT's Amended and Restated Bylaws.

       "CHANGE IN CONTROL" means (i) the sale or transfer of substantially all of the assets of AmREIT or the Partnership, as the case may be, whether in one transaction or a series of transactions, except a sale to a successor Person in which the stockholders or Partners, as the case may be, immediately prior to the transaction hold, directly or indirectly, at least 50% of the Total Voting Power of the successor Person immediately after the transaction, (ii) any merger or consolidation between AmREIT or the partnership, as the case may be, and another Person immediately after which the stockholders hold, directly or indirectly, less than 50% of the Total Voting Power of the surviving Person, (iii) the dissolution or liquidation of AmREIT or the Partnership, as the case may be,
(iv) the acquisition by any Person acting in concert (and excluding Persons or a group of Persons affiliated with the General Partner) or group of Persons of direct or indirect beneficial ownership of securities representing at least 50% of the Total Voting Power of AmREIT or the Partnership, as the case may be, or
(v) the date the Board changes.

       "CHANGE IN MANAGEMENT" means the date that a majority of the Board of Directors of AmREIT or one or more of the general partners of the Partnership, as the case may be, shall be persons other than persons (i) whose election proxies or Consents shall have been solicited by the General Partner, or (ii) who are serving as directors of AmREIT appointed by the Board of Directors to fill vacancies caused by death or resignation (but not by removal) or to fill newly created directorships.

       "CHARTER" means AmREIT's Articles of Incorporation, as amended.

       "CODE" means the Internal Revenue Code of 1986, as amended.

       "COMMON SHARES" means shares of the REIT's common stock, $0.01 par value.

       "CORPORATE SUBSIDIARIES" means AmREIT's wholly-owned corporate subsidiaries.

        "EBITDA" means earnings before interest, taxes, depreciation and amortization.

       "EFFECTIVE TIME" means the effective time of the Merger.

       "EXCHANGE PRICE" means $9.34 per Share.

       "EXEMPT ORGANIZATIONS" means the tax exempt entities, including qualified employee pension and profit sharing trusts and individual retirement accounts.

       "EXPENSES" means collectively AmREIT Expenses and the Partnership
Expenses.

       "FAD" means funds available for distribution.

       "FFO" means funds from operations.

       "FIRPTA" means the Foreign Investment in Real Property Tax Act of 1980, as amended.

       "FUND III" means Taylor Income Investors III, Ltd., a Texas Limited Partnership.

       "FUND III" means Taylor Income Investors III, Ltd., a Texas Limited Partnership.

       "FUND IV" means Taylor Income Investors IV, Ltd., a Texas Limited Partnership.

       "FUND V" means Taylor Income Investors V, Ltd., a Texas Limited Partnership.

       "FUND VI" means Taylor Income Investors VI, Ltd., a Texas Limited Partnership.

       "FUND VII" means AAA Net Realty Fund VII, Ltd., a Texas Limited Partnership.

       "FUND VIII" means AAA Net Realty Fund VIII, Ltd., a Texas Limited Partnership.

       "FUND GDYR" means AAA Net Realty Fund - Goodyear, Ltd., a Texas Limited Partnership.

       "FUND IX" means AAA Net Realty Fund IX, Ltd., a Nebraska Limited Partnership.

       "FUND X" means AAA Net Realty Fund X, Ltd., a Nebraska Limited
Partnership.

       "FUND XI" means AAA Net Realty Fund XI, Ltd., a Texas Limited
Partnership.

       "GENERAL PARTNER" means Mr. H. Kerr Taylor.

       "HOULIHAN" means Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

       "HOULIHAN FAIRNESS OPINIONS" means the fairness opinions of Houlihan delivered to the General Partner on behalf of the Partnerships dated June 1, 1998.

       "INDEPENDENT DIRECTORS" means all of the directors of AmREIT who are not Affiliates of the General Partner. As of the date of this Prospectus, AmREIT's two Independent Directors are Robert S. Cartwright, Jr. and George A. McCanse, Jr.

       "KNOWLEDGE" means the knowledge of the General Partner or the collective knowledge of the Officers of AmREIT, or a corporate general partner of the Partnership after reasonable investigation. For the purposes of this Prospectus the knowledge of one Officer shall be attributed to the other Officer.

       "LIMITED PARTNERS" means, collectively, the holders of Units in the Partnerships.

       "L.P. VALUE" means the estimated value of the aggregate Limited Partners' interest in each Partnership.

       "MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, properties, operations, condition or future prospects (financial or otherwise) of AmREIT or the Partnership, as the case may be.

       "MERGER" means the merging of the Partnerships with and into AmREIT.

       "MERGER AGREEMENT" means, collectively, the Agreements and Plans of Merger dated July 1, 1998 by and between AmREIT and each of the Partnerships.

       "MERGER CONSIDERATION" means the Shares and/or Notes to be received by Limited Partners in connection with the Merger.

       "MERGER EXPENSES" means the aggregate costs and expenses of the Merger, including but not limited to, legal and accounting fees in connection with the preparation of this Prospectus and the preparation of the Merger documentation, printing costs and the costs of obtaining required governmental approval or review of the Merger. Merger Expenses do not include a participant's direct costs for investor communications.


       "NET ASSET VALUE" or "NAV" means, as of the Valuation Date, the sum of the Negotiated Prices of a Partnership's properties plus its Net Cash as of the Effective Date.

       "NET CASH" means, as of the date of determination, (i) the sum of a Partnership's cash and cash equivalents, less (ii) the Partnership's debt determined on an accrual accounting basis.

       "NON-U.S. SHAREHOLDERS" means nonresident alien individuals, foreign corporations, foreign partnerships and other foreign holders of Shares.

       "NOTES" means AmREIT's 6.0% unsecured notes due December 31, 2004 offered in the Merger.

       "ORIGINAL INVESTMENT" means the Limited Partners' aggregate contributions to the capital of a Partnership.

       "PARTNERSHIP AMENDMENT" means the proposed amendments to the respective Agreement of Limited Partnership of each Partnership authorizing the Partnership to participate in the Merger on the terms and conditions stated in the Merger Agreement, notwithstanding any other provision, restriction or limitation currently set forth in the respective Partnership Agreement.

       "PARTNERSHIP EXPENSES" means all documented out-of-pocket costs and expenses (up to a maximum of a Partnership's Proportionate Share of $150,000) incurred by the Partnership in connection with the Merger Agreement and the transactions contemplated thereby.

       "PARTNERSHIP MATERIAL ADVERSE EFFECT" shall have the meaning set forth in the Merger Agreement.

       "PARTNERSHIPS" means: FUND III, FUND IV, FUND V, FUND VI, FUND VII, FUND VIII, FUND GDYR, FUND IX, FUND X, and FUND XI.

       "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

       "QUALIFYING INCOME" means income described in Section 856(c)(2)(A)-(H) and 856(c)(3)(A)- (I) of the Code.

       "R&D" means research and development.

       "REIT" means a real estate investment trust.

       "REIT ACQUISITION PROPOSAL" shall have the meaning set forth in the Merger Agreement.

       "SHARES" means AmREIT's Common Shares Offered in the Merger.

       "STATED   INVESTMENT   POLICIES"   means  the  investment   policies  and
restrictions regarding AmREIT's investments and operations set forth in the Bylaws.

       "SUBSTANTIAL PART" means more than 35% of the book value of the total assets of AmREIT and its subsidiaries (taken as a whole) as of the end of the fiscal year ending prior to the time the determination is made.

       "TOTAL VOTING POWER" means the total number of votes which may be case in the election of directors of AmREIT to remove and replace a general partner of the Partnership, as the case may be, by all stockholders or partners entitled to vote in such an election.

       "UBTI" means unrelated business taxable income.

       "UNITS" means Units of Limited Partner interests in any of the Partnerships.

                                          INDEX TO FINANCIAL INFORMATION

AmREIT:


Pro Forma Financial Information (unaudited)..................................F-2
  Assumption 1 -  100% participation, no Notes issued:
      Pro Forma Balance Sheet as of June 30, 1998 (unaudited)................F-3
      Notes to Pro Forma Balance Sheet (unaudited)...........................F-4
      Pro Forma Statement of Operations for the Year Ended
      December 31, 1997 (unaudited)..........................................F-6
      Notes to Pro Forma Statement of Operations  (unaudited)................F-7
      Pro Forma Statement of Operations for the Six Months Ended
      June 30, 1998 (unaudited)..............................................F-8
      Notes to Pro Forma Statement of Operations  (unaudited)................F-9
  Assumption 2 - 100% participation, 20% Notes issued:
      Pro Forma Balance Sheet as of June 30, 1998 (unaudited)...............F-10
      Notes to Pro Forma Balance Sheet (unaudited)..........................F-11
      Pro Forma Statement of Operations for the Year Ended
      December 31, 1997 (unaudited).........................................F-13
      Notes to Pro Forma Statement of Operations (unaudited)................F-14
      Pro Forma Statement of Operations for the Six Months Ended
      June 30, 1998 (unaudited).............................................F-15
      Notes to Pro Forma Statement of Operations (unaudited)................F-16
  Assumption 3 - 100% participation, 35% Notes issued:
      Pro Forma Balance Sheet as of June 30, 1998 (unaudited)...............F-17
      Notes to Pro Forma Balance Sheet (unaudited)..........................F-18
      Pro Forma Statement of Operations for the Year Ended
      December 31, 1997 (unaudited).........................................F-20
      Notes to Pro Forma Statement of Operations (unaudited)................F-21
      Pro Forma Statement of Operations for the Six Months Ended
      June 30, 1998 (unaudited).............................................F-22
      Notes to Pro Forma Statement of Operations (unaudited)................F-23
  Assumption 4 - 50% participation, no Notes issued:
      Pro Forma Balance Sheet as of June 30, 1998 (unaudited)...............F-24
      Notes to Pro Forma Balance Sheet (unaudited)..........................F-25
      Pro Forma Statement of Operations for the Year Ended
      December 31, 1997 (unaudited).........................................F-27
      Notes to Pro Forma Statement of Operations (unaudited)................F-28
      Pro Forma Statement of Operations for the Six Months Ended
      June 30, 1998 (unaudited).............................................F-29
      Notes to Pro Forma Statement of Operations (unaudited)................F-30
  Assumption 5 -  50% participation, 20% Notes issued:
      Pro Forma Balance Sheet as of June 30, 1998 (unaudited)...............F-31
      Notes to Pro Forma Balance Sheet (unaudited)..........................F-32
      Pro Forma Statement of Operations for the Year Ended
      December 31, 1997 (unaudited).........................................F-34
      Notes to Pro Forma Statement of Operations (unaudited)................F-35
      Pro Forma Statement of Operations for the Six Months Ended
      June 30, 1998 (unaudited).............................................F-36
      Notes to Pro Forma Statement of Operations (unaudited)................F-37

  Assumption 6 -  50% participation, 35% Notes issued:
      Pro Forma Balance Sheet as of June 30, 1998 (unaudited)...............F-38
      Notes to Pro Forma Balance Sheet (unaudited)..........................F-39
      Pro Forma Statement of Operations for the Year Ended
      December 31, 1997 (unaudited).........................................F-41
      Notes to Pro Forma Statement of Operations (unaudited)................F-42
      Pro Forma Statement of Operations for the Six Months Ended
      June 30, 1998 (unaudited).............................................F-43
      Notes to Pro Forma Statement of Operations (unaudited)................F-44

Historical Financial Information
  Financial Statements for the Six Months Ended June 30, 1998 and
  1997 (unaudited)
      Consolidated Balance Sheet as of June 30, 1998 (unaudited)............F-45
      Consolidated Statement of Income for the Six Months Ended
      June 30, 1998 and 1997 (unaudited)....................................F-46
      Consolidated Statements of Cash Flows for the Six Months Ended
      June 30, 1998 and 1997 (unaudited)....................................F-47
      Notes to Consolidated Financial Statements for Six Months Ended
      June 30, 1998 and 1997 (unaudited)....................................F-48
  Financial Statements for the Years Ended December 31, 1997 and 1996
      Independent Auditors' Report..........................................F-53
      Consolidated Balance Sheet, December 31, 1997.........................F-54
      Consolidated Statements of Income for the Years Ended
      December 31, 1997 and 1996............................................F-55
      Consolidated Statements of Shareholders' Equity for the Years
      Ended December 31, 1997 and 1996......................................F-56
      Consolidated Statements of Cash Flows for the Years Ended
      December 31, 1997 and 1996............................................F-57
      Notes to Consolidated Financial Statements for the Years
      Ended December 31, 1997 and 1996......................................F-58

Partnership Properties:


Combined Statements of Revenues and Certain Expenses of the Real Estate Properties Anticipated to be Acquired:

  Independent Auditors Report...............................................F-66
  Combined Statements of Revenue and Certain Expenses of Real
  Estate Properties Anticipated to be Acquired for the years ended
  December 31, 1997 and 1996 and the six months ended June 30, 1998 and 1997..................................................................F-67
  Notes to Combined Statements of Revenue and Certain Expenses
  of Real Estate Properties Anticipated to be Acquired......................F-68






                                      F-1 (Cont'd.)

                    AMERICAN ASSET ADVISERS TRUST, INC.
                PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

The following selected unaudited pro forma financial information for American Asset Advisers Trust, Inc. (the "Company") gives effect to the merger as defined elsewhere herein and is based on estimates and assumptions set forth in the notes to the financial statements which include pro forma adjustments. The unaudited pro forma financial information also gives effect to the recently completed merger between the Company and American Asset Advisers (the "Adviser"). This unaudited pro forma financial information has been prepared from the historical financial statements of the Company, the Adviser and the Partnerships that currently own the properties (the "Partnerships"). The pro forma balance sheet assumes that the merger occurred on June 30, 1998. The pro forma statements of operations assumes that both mergers occurred on January 1, 1997. The pro forma adjustments do not reflect the final amounts which will be determined at closing. Management does not anticipate that final amounts will be materially different.

There are a large number of combinations of Partnership participation in the merger. The actual combination that will result cannot possibly be known or predicted until the votes of the partners of the Partnerships have been determined.

The unaudited pro forma financial information does not purport to be indicative of the results which actually would have been obtained if the merger had been effected on the dates indicated or of the results which may be obtained in the future and should be read in conjunction with the annual financial statements and notes thereto of the Partnerships and the Company.



                                    F-2




                                AMERICAN ASSET ADVISERS TRUST, INC.
                                   PRO FORMA BALANCE SHEET (1)
                                          JUNE 30, 1998
                                           (UNAUDITED)


                                                              Pro Forma       Pro Forma
                                            Historical      Adviser and   Properties and      Pro Forma
                                              Company       Adjustments    Adjustments          Total
 ASSETS


 Cash and cash equivalents                    $ 1,377,760     $        -     $   415,147  (3      $1,792,907
 Accounts receivable                              170,055              -          10,913  (3)        180,968
 Property, net                                 26,464,197              -      22,318,941  (3)     49,093,738
                                                                                 310,600  (5)
 Net investment in direct financing
  leases                                        3,166,333              -                           3,166,333
 Note receivable                                        -              -         205,046  (3)        205,046
 Other assets                                     688,995              -               -             688,995
 Total assets                                 $31,867,340     $        -     $23,260,647         $55,127,987

 LIABILITIES & SHAREHOLDERS'
 & PARTNERS' EQUITY
 LIABILITIES
 Notes payable                                $ 8,732,150     $        -     $         -           8,732,150
 Accounts payable                                 157,070              -         310,600  (5)        501,884
                                                                                  34,214  (3)
 Security deposit                                  15,050              -          23,300  (3)         38,350
 Total liabilities                              8,904,270              -         368,114           9,272,384

 MINORITY INTEREST                              5,236,013              -      (5,236,013) (3)              -

 SHAREHOLDERS' AND PARTNERS' EQUITY
 Preferred stock, $.01 par value, 10,000,000
   shares authorized, none issued
 Common Stock, $.01 par value, 100,000,000
   shares authorized, 2,374,306 and 5,734,665
   shares issued and outstanding on                23,743 (2)      3,487 (2)      30,116  (3),(4)     57,346
   historical pro-forma basis, respectively
 Capital in excess of par value                21,554,401 (2)  3,571,067 (2)  28,098,430  (3),(4) 53,223,898

 Accumulated distributions in excess of
   earnings                                    (3,851,087)(2) (3,574,554)(2)           -          (7,425,641)

 Total shareholders' and partners' equity      17,727,057              -      28,128,546          45,855,603

 Total liabilities and shareholders' and
   partners' equity                           $31,867,340     $        -     $23,260,647         $55,127,987


 See Notes to Pro Forma Balance Sheet.

                                                                 F-3




                    AMERICAN ASSET ADVISERS TRUST, INC.
                     NOTES TO PRO FORMA BALANCE SHEET
                                (UNAUDITED)

(1)Adjustments are reflected as if the acquisition of the Partnership properties was completed on June 30, 1998. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of the Partnership properties are based on the assumption that the acquisitions are approved by 100% of the limited partners and that none of the partners elect to take a note in lieu of Company stock.

(2)On June 5, 1998, the Company's shareholders voted to approve an agreement and plan of merger with the Adviser whereby the stockholder of the Adviser agreed to exchange 100% of the outstanding shares of common stock of the Adviser for up to 900,000 shares of the Company's stock. According to the Agreement and Plan of Merger between the Company and the Adviser, 213,260 shares of common stock are issuable effective June 5, 1998. The issuance of these shares is reflected in the historical financial information of the Company included with the Pro Forma Balance Sheet.

   In addition, up to 686,740 shares of stock valued at $7,039,085 are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. The issuance of these additional shares will be expensed as they are issued. Accordingly, the Pro Forma Balance Sheet includes an adjustment to reflect the issuance of 348,737 additional shares of common stock, leaving a balance of 338,003 shares.

(3)Represents adjustments for the purchase method of accounting whereby the net assets owned by the Partnerships are recorded based on the estimated fair market value of the properties acquired, cash, receivables, payables and security deposits of the Partnerships as follows:

                                                  Real Estate          Other      Total Purchase Price
                                                  ___________          _____      ____________________


   Taylor Income Investors III, Ltd.             $  1,100,000    $    68,585         $   1,168,585
   Taylor Income Investors  IV, Ltd.                  394,791        128,567               523,358
   Taylor  Income  Investors  V, Ltd.                 320,163        121,058               441,221
   Taylor Income  Investors VI,  Ltd.                 285,000          2,740               287,740
   AAA Net Realty  Fund VII,  Ltd.                  1,010,000         30,460             1,040,460
   AAA Net Realty  Fund  VIII,  Ltd.                1,800,000         48,880             1,848,880
   AAA  Net  Realty  Fund Goodyear, Ltd.            1,090,000         20,492             1,110,492
   AAA Net Realty Fund IX, Ltd.                     4,850,000         78,062             4,928,062
   AAA Net Realty Fund X,  Ltd.                    10,355,000              0            10,355,000
   AAA Net Realty Fund XI, Ltd.                     6,350,000         74,748             6,424,748
                                                   __________        _______            __________
                                                   27,554,954        573,592            28,128,546

   Less:  Minority Interest                         5,236,013              -             5,236,013
                                                 ____________     __________          ____________
   Net Adjustment                                $ 22,318,941     $  573,592          $ 22,892,533






                                 F-4





(4)Represents the issuance of 3,011,622 shares of Company stock valued at $28,128,546 based upon a per share price of $9.34 as follows:


                                          Exchange         L.P. Units          Trust Shares
                                           Ratio           Outstanding           Issued          Value
                                          _______          ___________         ____________      ______

   Taylor Income Investors III, Ltd.       132.40             945.00             125,117    $ 1,168,585
   Taylor Income Investors IV, Ltd.         91.11             615.00              56,034        523,358
   Taylor Income Investors V, Ltd.          98.42             480.00              47,240        441,221
   Taylor Income Investors VI, Ltd.        102.69             300.00              30,807        287,740
   AAA Net Realty Fund VII, Ltd.            98.03            1125.00             110,284      1,030,056
   AAA Net Realty Fund VIII, Ltd.          105.36            1860.00             195,973      1,830,391
   AAA Net Realty Fund Goodyear, Ltd.       88.17            1335.00             117,707      1,099,387
   AAA Net Realty Fund IX, Ltd.             97.88            5390.50             527,630      4,928,062
   AAA Net Realty Fund X, Ltd.              96.80           11453.60           1,108,672     10,355,000
   AAA Net Realty Fund XI, Ltd.             97.42            7061.21             687,875      6,424,749
                                                                               _________     __________
   Total Limited Partners                                                      3,007,339     28,088,549

   General Partners                                                                4,283         39,997
                                                                               _________    ___________

   Total                                                                       3,011,622    $28,128,546


The share price was agreed to by the General Partner of each of the Partnerships and the Independent Directors of the Company based upon the price of the Company's shares in its last public offering reduced by selling commissions and related expenses.

(5)Represents estimated legal and professional fees, which will be capitalized as acquisition costs.





                                    F-5



                           AMERICAN ASSET ADVISERS TRUST, INC.
                          PRO FORMA STATEMENT OF OPERATIONS (1)
                          FOR THE YEAR ENDED DECEMBER 31, 1997
                                       (UNAUDITED)

                                                              Pro Forma          Pro Forma
                                                 Historical   Adviser and     Properties and     Pro Forma
                                                  Company     Adjustment (2)    Adjustments (4)     Total
 REVENUES

     Rental income from operating leases         $1,217,187          -        $ 2,159,984        $3,377,171
     Earned income from direct financing leases     339,628          -                  -           339,628
     Service fee income                                  -      167,435                 -           167,435
     Commission income, net                              -      141,813                 -           141,813
     Interest income                                153,895           -             3,573           157,468
     TOTAL REVENUES                               1,710,710     309,248         2,163,557         4,183,515

 EXPENSES
     General operating and administrative           112,464      76,913            53,711           243,088
     Reimbursements and fees to related party       106,504           -                 -           106,504
     Amortization                                    62,754          32                 -            62,786
     Depreciation                                   146,015      15,431           545,236           706,682
     Interest                                         6,000      18,202                 -            24,202
     Acquisition costs (3)                          282,890    (282,890)                -                 -
     TOTAL EXPENSES                                 716,627    (172,312)          598,947         1,143,262

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                    994,083     481,560         1,564,610         3,040,253

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                   (455,226)          -           455,226                 -

 PRO FORMA NET INCOME                            $  538,857   $ 481,560       $ 2,019,836        $3,040,253

 PRO FORMA EARNINGS PER SHARE:
     Basic                                       $     0.34                                      $     0.62
     Diluted                                     $     0.33                                      $     0.61

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                        1,563,048                                       4,892,514
     Diluted                                      1,624,217                                       4,953,683

 See Notes to Pro Forma Statement of Operations.


                                             F-6



                      AMERICAN ASSET ADVISERS TRUST, INC.
                  NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                                  (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 100% of the limited partners and that none of the partners elect to take a note in lieu of Company stock.

(2)  Includes pro forma adjustments as follows:

   o Commission income, amortization expense, depreciation expense and interest expense are recorded at historical amounts.

   o Service fee income is recorded for administrative, acquisition and manage-ment services provided to entities other than the Company. Service fee income of $1,370,032 for services provided to the Company have been excluded as those fees were either capitalized or expensed by the Company as incurred.

   o General and administrative expenses include costs incurred in providing various administrative, acquisition and management services to entities other than the Company. Of the Adviser's historical general and administrative expenses for the period, $1,507,429 which have been allocated to the Company or have been capitalized by the Company have been excluded from the pro-forma totals.


(3) To the extent that the consideration paid for the Adviser exceeds the fair market value of the net tangible assets received, an expense will be recorded as an operating expense on the Company's Statement of Operations. Because the purpose of the pro forma statement of operations is to reflect the expected continuing impact of the merger on the Company, this adjustment has not been included. At the closing of the merger, this expense will be recorded as an operating expense. For the year ended December 31, 1997, this pro forma expense would have been $5,434,366 based on the issuance of 213,260 shares at closing on January 1, 1997 and 316,922 additional shares issued during the year in accordance with the partial satisfaction of the share balance issuance criteria described in the Agreement and Plan of Merger. Up to 686,740 shares of stock are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. Based on the pro forma financial statement 369,818 of these shares remain at December 31, 1997. The issuance of these additional shares will be expensed as they are issued.

     Pro forma weighted average shares outstanding consists of the historical weighted average shares outstanding of the Company, the shares issued for both mergers on January 1, 1997 and 33% of the additional shares issued for the Adviser during 1997.

(4)  Includes pro forma adjustments as follows:

   o Rental income, which reflects historical rental income of the operating properties, is included from Partnership properties which have not been consolidated by the Company. Six of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company. These properties were acquired through joint ventures with AAA Net Realty Funds X and XI, Ltd.

   o Interest income is included from a $215,000 note receivable acquired along with the Partnership properties. The note bears interest at 10%, is payable in monthly installments of $3,000 plus interest and matures on October 6, 2006. The note was owned by two Partnerships. This pro forma adjustment includes interest income from 50% of the note.

   o Depreciation is included based upon the purchase price which represents the fair market value of the buildings over 33 years. The purchase price of the properties has been allocated 70% to buildings and 30% to land.

   o General and administrative expenses are included primarily for legal and professional fees.

   o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.


                                      F-7



                               AMERICAN ASSET ADVISERS TRUST, INC.
                             PRO FORMA STATEMENT OF OPERATIONS (1)
                            FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                           (UNAUDITED)

                                                                  Pro Forma        Pro Forma
                                                  Historical    Adviser and      Properties and   ProForma
                                                   Company      Adjustment (2)  Adjustments (3)    Total
 REVENUES

     Rental income from operating leases          $ 963,206               -          $1,143,545   $2,106,751
     Earned income from direct financing leases     170,254               -                   -      170,254
     Service fee income                              12,931         130,870                   -      143,801
     Interest income                                 40,722               -              10,473       51,195
     TOTAL REVENUES                               1,187,113         130,870           1,154,018    2,472,001

 EXPENSES
     General operating and administrative           161,345          92,819              33,975      288,139
     Reimbursements and fees to related party        57,800               -                   -       57,800
     Amortization                                    31,377             177                   -       31,554
     Depreciation                                   130,745           8,644             265,189      404,578
     Interest                                        37,831           3,896                   -       41,727
     Merger costs                                 2,389,918      (2,389,918)                  -            -
     Potential acquisition costs                    182,741        (182,741)                  -            -
     TOTAL EXPENSES                               2,991,757      (2,467,123)            299,164      823,798

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                 (1,804,644)      2,597,993             854,854    1,648,203

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                   (263,068)              -             263,068            -

 PRO FORMA NET INCOME (LOSS)                    $(2,067,712)     $2,597,993          $1,117,922   $1,648,203

 PRO FORMA EARNINGS (LOSS) PER SHARE:
     Basic                                        $   (1.00)                                          $ 0.30
     Diluted                                      $   (1.00)                                          $ 0.30

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                        2,075,216                                        5,582,477
     Diluted                                      2,075,216                                        5,582,477

 See Notes to Pro Forma Statement of Operations.



                                       F-8


                    AMERICAN ASSET ADVISERS TRUST, INC.
                NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                                (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 100% of the limited partners and that none of the partners elect to take a note in lieu of Company stock.

(2)  Includes pro forma adjustments as follows:

   o Commission income, amortization expense, depreciation expense and interest expense are recorded at historical amounts.

   o Service fee income is recorded for administrative, acquisition and manage-ment services provided to entities other than the Company. Service fee income of $459,472 for services provided to the Company have been excluded as those fees were either capitalized or expensed by the Company as incurred.

   o General and administrative expenses include costs incurred in providing various administrative, acquisition and management services to entities other than the Company. Of the Adviser's historical general and administrative expenses for the period, $585,164 which have been allocated to the Company or have been capitalized by the Company have been excluded from the pro-forma totals.


(3)  Includes pro forma adjustments as follows:

   o Rental income, which reflects historical rental income of the operating properties, is included from Partnership properties which have not been consolidated by the Company. Six of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company. These properties were acquired through joint ventures with AAA Net Realty Funds X and XI, Ltd.

   o Interest income is included from a $215,000 note receivable acquired along with the Partnership properties. The note bears interest at 10%, is payable in monthly installments of $3,000 plus interest and matures on October 6, 2006. The note was owned by two Partnerships. This pro forma adjustment includes interest income from 50% of the note.

   o Depreciation is included based upon the purchase price which represents the fair market value of the buildings over 33 years. The purchase price of the properties has been allocated 70% to buildings and 30% to land.

   o General and administrative expenses are included primarily for legal and professional fees.

   o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.








                                    F-9



                           AMERICAN ASSET ADVISERS TRUST, INC.
                              PRO FORMA BALANCE SHEET (1)
                                    JUNE 30, 1998
                                     (UNAUDITED)


                                                              Pro Forma       Pro Forma
                                              Historical      Adviser and   Properties and    Pro Forma
                                                Company       Adjustments    Adjustments        Total
 ASSETS

 Cash and cash equivalents                    $ 1,377,760     $        -         415,147 (3)     $ 1,792,907
 Accounts receivable                              170,055              -          10,913 (3)         180,968
 Property, net                                 26,464,197              -      22,318,941 (3)      49,093,738
                                                                                 310,600 (5)
 Net investment in direct financing leases      3,166,333              -               -           3,166,333
 Note receivable                                       -               -         205,046 (3)         205,046
 Other assets                                     688,995              -               -             688,995
 Total assets                                 $31,867,340     $        -     $23,260,647         $55,127,987

 LIABILITIES & SHAREHOLDERS'
 & PARTNERS' EQUITY
 LIABILITIES
 Notes payable                                $ 8,732,150     $        -     $ 5,617,709 (6)     $14,349,859
 Accounts payable                                 157,070              -         310,600 (5)         501,884
                                                                                  34,214 (3)
 Security deposit                                  15,050              -          23,300 (3)          38,350
 Total liabilities                              8,904,270              -       5,985,823          14,890,093

 MINORITY INTEREST                              5,236,013              -      (5,236,013)(3)               -

 SHAREHOLDERS' AND PARTNERS' EQUITY
 Preferred stock, $.01 par value, 10,000,000
   shares authorized, none issued
 Common Stock, $.01 par value, 100,000,000
   shares authorized, 2,374,306 and 5,067,849
   shares issued and outstanding on historical     23,743 (2)      2,834 (2)      24,102 (3),(4)      50,679
   and pro-forma basis, respectively
 Capital in excess of par value                21,554,401 (2)  2,901,903 (2)  22,486,735 (3),(4)  46,943,039

 Accumulated distributions in excess of
  earnings                                     (3,851,087)(2) (2,904,737)(2)           -          (6,755,824)

 Total shareholders' and partners' equity      17,727,057              -      22,510,837          40,237,894

 Total liabilities and shareholders'
   and partners' equity                       $31,867,340     $        -     $23,260,647         $55,127,987


 See Notes to Pro Forma Balance Sheet.


                                                   F-10



                    AMERICAN ASSET ADVISERS TRUST, INC.
                     NOTES TO PRO FORMA BALANCE SHEET
                                (UNAUDITED)

(1)Adjustments are reflected as if the acquisition of the Partnership properties was completed on June 30, 1998. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of the Partnership properties are based on the assumption that the acquisitions are approved by 100% of the limited partners and that 20% of the partners elect to take notes in lieu of Company stock.

(2)On June 5, 1998, the Company's shareholders noted to approve an agreement and plan of merger with the Adviser whereby the stockholder of the Adviser agreed to exchange 100% of the outstanding shares of common stock of the Adviser for up to 900,000 shares of the Company's stock. According to the Agreement and Plan of Merger between the Company and the Adviser, 213,260 shares of common stock are issuable effective June 5, 1998. The issuance of these shares is reflected in the historical financial information of the Company included with the Pro Forma Balance Sheet.

   In addition, up to 686,740 shares of stock valued at $7,039,085 are contingently issuable for a period of up to 24 calendar quarters following June 5, 1998, the closing date of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. The issuance of these additional shares will be expensed as they are issued. Accordingly, the Pro Forma Balance Sheet includes an adjustment to reflect the issuance of 283,389 additional shares of common stock, leaving a balance of 403,351 shares.

(3)Represents adjustments for the purchase method of accounting whereby the net assets owned by the Partnerships are recorded based on the estimated fair market value of the properties acquired, cash, receivables, payables and security deposits of the Partnerships as follows:

                                                          Real Estate        Other      Total Purchase Price
                                                          -----------        -----      --------------------


   Taylor Income Investors III, Ltd.                    $  1,100,000     $   68,585        $   1,168,585
   Taylor Income Investors  IV,  Ltd.                        394,791        128,567              523,358
   Taylor  Income  Investors  V, Ltd.                        320,163        121,058              441,221
   Taylor Income  Investors VI, Ltd.                         285,000          2,740              287,740
   AAA Net Realty  Fund VII,  Ltd.                         1,010,000         30,460            1,040,460
   AAA Net Realty  Fund  VIII,  Ltd.                       1,800,000         48,880            1,848,880
   AAA  Net  Realty  Fund Goodyear, Ltd.                   1,090,000         20,492            1,110,492
   AAA Net Realty Fund IX, Ltd.                            4,850,000         78,062            4,928,062
   AAA Net Realty Fund X,  Ltd.                           10,355,000              0           10,355,000
   AAA Net Realty Fund XI, Ltd.                            6,350,000         74,748            6,424,748
                                                           ---------         ------            ---------
                                                          27,554,954        573,592           28,128,546

   Less:  Minority Interest                                5,236,013              -            5,236,013
                                                           ---------         ------            ---------

   Net Adjustment                                       $ 22,318,941     $  573,592         $ 22,892,533







                                   F-11



(4)Represents the issuance of 2,410,154 shares of Company stock valued at $22,510,837 based upon a per share price of $9.34 as follows:


                                             Exchange       L.P. Units      Trust Shares
                                              Ratio        Outstanding         Issued          Value
                                              -----        -----------         ------          -----


   Taylor Income Investors III, Ltd.          132.40         756.00           100,093     $   934,869
   Taylor Income Investors IV, Ltd.            91.11         492.00            44,827         418,684
   Taylor Income Investors V, Ltd.             98.42         384.00            37,792         352,978
   Taylor Income Investors VI, Ltd.           102.69         240.00            24,646         230,194
   AAA Net Realty Fund VII, Ltd.               98.03         900.00            88,227         824,040
   AAA Net Realty Fund VIII, Ltd.             105.36        1488.00           156,778       1,464,307
   AAA Net Realty Fund Goodyear, Ltd.          88.17        1068.00            94,166         879,511
   AAA Net Realty Fund IX, Ltd.                97.88        4312.40           422,104       3,942,452
   AAA Net Realty Fund X, Ltd.                 96.80        9162.90           886,938       8,284,001
   AAA Net Realty Fund XI, Ltd.                97.42        5649.00           550,300       5,139,802
                                                                              -------       ---------

   Total Limited Partners                                                   2,405,871      22,470,838

   General Partners                                                             4,283          39,999
                                                                                -----          ------

   Total                                                                    2,410,154     $22,510,837


The share price was agreed to by the General Partner of each of the Partnerships and the Independent Directors of the Company based upon the price of the Company's shares in its last public offering reduced by selling commissions and related expenses.

(5)Represents estimated legal and professional fees, which will be capitalized as acquisition costs.

(6)Represents notes to 20% of the limited partners in lieu of Company stock.




                                   F-12




                               AMERICAN ASSET ADVISERS TRUST, INC.
                              PRO FORMA STATEMENT OF OPERATIONS (1)
                               FOR THE YEAR ENDED DECEMBER 31, 1997
                                           (UNAUDITED)

                                                               Pro Forma           Pro Forma
                                                 Historical   Adviser and       Properties and    Pro Forma
                                                  Company     Adjustment (2)    Adjustments (4)     Total
 REVENUES


     Rental income from operating leases         $1,217,187            -        $ 2,159,984      $3,377,171
     Earned income from direct financing leases     339,628            -                  -         339,628
     Service fee income                                   -      167,435                  -         167,435
     Commission income, net                               -      141,813                  -         141,813
     Interest income                                153,895            -              3,573         157,468
     TOTAL REVENUES                               1,710,710      309,248          2,163,557       4,183,515

 EXPENSES
     General operating and administrative           112,464       76,913             53,711         243,088
     Reimbursements and fees to related party       106,504            -                  -         106,504
     Amortization                                    62,754           32                  -          62,786
     Depreciation                                   146,015       15,431            545,236         706,682
     Interest                                         6,000       18,202            337,063         361,265
     Acquisition costs (3)                          282,890     (282,890)                 -               -
     TOTAL EXPENSES                                 716,627     (172,312)           936,010       1,480,325

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                    994,083      481,560          1,227,547       2,703,190

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                   (455,226)           -            455,226               -

 PRO FORMA NET INCOME                            $  538,857    $ 481,560        $ 1,682,773      $2,703,190

 PRO FORMA EARNINGS PER SHARE:
     Basic                                       $     0.34                                      $     0.63
     Diluted                                     $     0.33                                      $     0.62

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                        1,563,048                                       4,269,481
     Diluted                                      1,624,217                                       4,330,650

 See Notes to Pro Forma Statement of Operations.


                                         F-13


                      AMERICAN ASSET ADVISERS TRUST, INC.
                  NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                                  (UNAUDITED)

(1)Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 100% of the limited partners and that 20% of the partners elect to take a note in lieu of Company stock.

(2)Includes pro forma adjustments as follows:

   o Commission income, amortization expense, depreciation expense and interest expense are recorded at historical amounts.

   o Service fee income is recorded for administrative, acquisition and manage-ment services provided to entities other than the Company. Service fee income of $1,370,032 for services provided to the Company have been excluded as those fees were either capitalized or expensed by the Company as incurred.

   o General and administrative expenses include costs incurred in providing various administrative, acquisition and management services to entities other than the Company. Of the Adviser's historical general and administrative expenses for the period, $1,507,429 which have been allocated to the Company or have been capitalized by the Company have been excluded from the pro-forma totals.

(3)To the extent that the consideration paid for the Adviser exceeds the fair market value of the net tangible assets received, an expense will be recorded as an operating expense on the Company's Statement of Operations. Because the purpose of the pro forma statement of operations is to reflect the expected continuing impact of the merger on the Company, this adjustment has not been included. At the closing of the merger, this expense will be recorded as an operating expense. For the year ended December 31, 1997, this pro forma expense would have been $4,763,934 based on the issuance of 213,260 shares at closing on January 1, 1997 and 251,514 additional shares issued during the year in accordance with the partial satisfaction of the share balance issuance criteria described in the Agreement and Plan of Merger. Up to 686,740 shares of stock are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. Based on the pro forma financial statement 435,226 of these shares remain at December 31, 1997. The issuance of these additional shares will be expensed as they are issued.

   Pro forma weighted average shares outstanding consists of the historical weighted average shares outstanding of the Company, the shares issued for both mergers on January 1, 1997 and 33% of the additional shares issued for the Adviser during 1997.

(4)Includes pro forma adjustments as follows:

   o Rental income, which reflects historical rental income of the operating properties, is included from Partnership properties which have not been consolidated by the Company. Six of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company. These properties were acquired through joint ventures with AAA Net Realty Funds X and XI, Ltd.

   o Interest income is included from a $215,000 note receivable acquired along with the Partnership properties. The note bears interest at 10%, is payable in monthly installments of $3,000 plus interest and matures on October 6, 2006. The note was owned by two Partnerships. This pro forma adjustment includes interest income from 50% of the note.

   o Depreciation is included based upon the purchase price which represents the fair market value of the buildings over 33 years. The purchase price of the properties has been allocated 70% to buildings and 30% to land.

   o Interest expense on notes payable to certain limited partners computed at 6% of the outstanding balance.

   o General and administrative expenses are included primarily for legal and professional fees.

   o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.

                                     F-14



                               AMERICAN ASSET ADVISERS TRUST, INC.
                              PRO FORMA STATEMENT OF OPERATIONS (1)
                             FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                            (UNAUDITED)

                                                                 Pro Forma         Pro Forma
                                                 Historical     Adviser and     Properties and     Pro Forma
                                                  Company     Adjustment (2)    Adjustments (3)       Total
 REVENUES

     Rental income from operating leases          $ 963,206               -        $1,143,545     $2,106,751
     Earned income from direct financing leases     170,254               -                 -        170,254
     Service fee income                              12,931         130,870                 -        143,801
     Interest income                                 40,722               -            10,473         51,195
     TOTAL REVENUES                               1,187,113         130,870         1,154,018      2,472,001

 EXPENSES
     General operating and administrative           161,345          92,819            33,975        288,139
     Reimbursements and fees to related party        57,800               -                 -         57,800
     Amortization                                    31,377             177                 -         31,554
     Depreciation                                   130,745           8,644           265,189        404,578
     Interest                                        37,831           3,896           168,531        210,258
     Merger costs                                 2,389,918      (2,389,918)                -              -
     Potential acquisition costs                    182,741        (182,741)                -              -
     TOTAL EXPENSES                               2,991,757      (2,467,123)          467,695        992,329

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                 (1,804,644)      2,597,993           686,323      1,479,672

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                   (263,068)              -           263,068              -

 PRO FORMA NET INCOME (LOSS)                    $(2,067,712)     $2,597,993        $  949,391     $1,479,672

 PRO FORMA EARNINGS (LOSS) PER SHARE:
     Basic                                        $   (1.00)                                       $    0.30
     Diluted                                      $   (1.00)                                       $    0.30

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                        2,075,216                                        4,915,661
     Diluted                                      2,075,216                                        4,915,661

 See Notes to Pro Forma Statement of Operations.

                                      F-15



                    AMERICAN ASSET ADVISERS TRUST, INC.
                NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                                (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 100% of the limited partners and that 20% of the partners elect to take a note in lieu of Company stock.

(2)  Includes pro forma adjustments as follows:

   o Commission income, amortization expense, depreciation expense and interest expense are recorded at historical amounts.

   o Service fee income is recorded for administrative, acquisition and manage-ment services provided to entities other than the Company. Service fee income of $459,472 for services provided to the Company have been excluded as those fees were either capitalized or expensed by the Company as incurred.

   o General and administrative expenses include costs incurred in providing various administrative, acquisition and management services to entities other than the Company. Of the Adviser's historical general and administrative expenses for the period, $585,164 which have been allocated to the Company or have been capitalized by the Company have been excluded from the pro-forma totals.

(3)  Includes pro forma adjustments as follows:

   o Rental income, which reflects historical rental income of the operating properties, is included from Partnership properties which have not been consolidated by the Company. Six of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company. These properties were acquired through joint ventures with AAA Net Realty Funds X and XI, Ltd.

   o Interest income is included from a $215,000 note receivable acquired along with the Partnership properties. The note bears interest at 10%, is payable in monthly installments of $3,000 plus interest and matures on October 6, 2006. The note was owned by two Partnerships. This pro forma adjustment includes interest income from 50% of the note.

   o Depreciation is included based upon the purchase price which represents the fair market value of the buildings over 33 years. The purchase price of the properties has been allocated 70% to buildings and 30% to land.

   o Interest expense on notes payable to certain limited partners computed at 6% of the outstanding balance.

   o General and administrative expenses are included primarily for legal and professional fees.

   o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.



                                   F-16



                              AMERICAN ASSET ADVISERS TRUST, INC.
                                PRO FORMA BALANCE SHEET (1)
                                       JUNE 30, 1998
                                         (UNAUDITED)


                                                             Pro Forma       Pro Forma
                                              Historical     Adviser and   Properties and      Pro Forma
                                                Company      Adjustments    Adjustments          Total
 ASSETS

 Cash and cash equivalents                    $ 1,377,760     $        -      $   415,147 (3)     $1,792,907
 Accounts receivable                              170,055              -           10,913 (3)        180,968
 Property, net                                 26,464,197              -       22,318,941 (3)     49,093,738
                                                                                  310,600 (5)
 Net investment in direct financing leases      3,166,333              -               -           3,166,333
 Note receivable                                       -               -          205,046 (3)        205,046
 Other assets                                     688,995              -                -            688,995
 Total assets                                 $31,867,340     $        -      $23,260,647        $55,127,987

 LIABILITIES & SHAREHOLDERS'
 & PARTNERS' EQUITY
 LIABILITIES
 Notes payable                                $ 8,732,150     $        -      $ 9,830,991 (6)    $18,563,141
 Accounts payable                                 157,070              -          310,600 (5)        501,884
                                                                                   34,214 (3)
 Security deposit                                  15,050              -           23,300 (3)         38,350
 Total liabilities                              8,904,270              -       10,199,105         19,103,375

 MINORITY INTEREST                              5,236,013              -       (5,236,013)(3)              -

 SHAREHOLDERS' AND PARTNERS' EQUITY
 Preferred stock, $.01 par value, 10,000,000
   shares authorized, none issued
 Common Stock, $.01 par value, 100,000,000
   shares authorized, 2,374,306 and 4,567,737
   shares issued and outstanding on historical     23,743 (2)       2,344 (2)      19,591 (3),(4)     45,678
   and pro-forma basis, respectively
 Capital in excess of par value                21,554,401 (2)   2,400,030 (2)  18,277,964 (3),(4) 42,232,395

 Accumulated distributions in excess of
   earnings                                    (3,851,087)(2)  (2,402,374)(2)           -         (6,253,461)

 Total shareholders' and partners' equity      17,727,057              -       18,297,555         36,024,612

 Total liabilities and shareholders' and
   partners' equity                           $31,867,340     $        -      $23,260,647        $55,127,987


 See Notes to Pro Forma Balance Sheet.

                                           F-17




                     AMERICAN ASSET ADVISERS TRUST, INC.
                      NOTES TO PRO FORMA BALANCE SHEET
                                 (UNAUDITED)

(1)Adjustments are reflected as if the acquisition of the Partnership properties was completed on June 30, 1998. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of the Partnership properties are based on the assumption that the acquisitions are approved by 100% of the limited partners and that 35% of the partners elect to take notes in lieu of Company stock.

(2)On June 5, 1998, the Company's shareholders voted to approve an agreement and plan of merger with the Adviser whereby the stockholder of the Adviser agreed to exchange 100% of the outstanding shares of common stock of the Adviser for up to 900,000 shares of the Company's stock. According to the Agreement and Plan of Merger between the Company and the Adviser, 213,260 shares of common stock are issuable effective June 5, 1998. The issuance of these shares is reflected in the historical financial information of the Company included with the Pro Forma Balance Sheet.

   In addition, up to 686,740 shares of stock valued at $7,039,085 are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. The issuance of these additional shares will be expensed as they are issued. Accordingly, the Pro Forma Balance Sheet includes an adjustment to reflect the issuance of 234,378 additional shares of common stock, leaving a balance of 452,362 shares.

(3)Represents adjustments for the purchase method of accounting whereby the net assets owned by the Partnerships are recorded based on the estimated fair market value of the properties acquired, cash, receivables, payables and security deposits of the Partnerships as follows:


                                              Real Estate          Other        Total Purchase Price
                                              -----------          -----        --------------------


   Taylor Income Investors III, Ltd.        $  1,100,000      $   68,585           $  1,168,585
   Taylor Income Investors IV, Ltd.              394,791         128,567                523,358
   Taylor Income Investors V, Ltd.               320,163         121,058                441,221
   Taylor Income Investors VI, Ltd.              285,000           2,740                287,740
   AAA Net Realty Fund VII, Ltd.               1,010,000          30,460              1,040,460
   AAA Net Realty Fund VIII, Ltd.              1,800,000          48,880              1,848,880
   AAA Net Realty Fund Goodyear, Ltd.          1,090,000          20,492              1,110,492
   AAA Net Realty Fund IX, Ltd.                4,850,000          78,062              4,928,062
   AAA Net Realty Fund X, Ltd.                10,355,000               0             10,355,000
   AAA Net Realty Fund XI, Ltd.                6,350,000          74,748              6,424,748
                                               ---------          ------              ---------

                                              27,554,954         573,592             28,128,546

   Less:  Minority Interest                    5,236,013               -              5,236,013
                                               ---------                              ---------

   Net Adjustment                           $ 22,318,941      $  573,592           $ 22,892,533






                                    F-18


(4)Represents the issuance of 1,959,053 shares of Company stock valued at $18,297,555 based upon a per share price of $9.34 as follows:


                                          Exchange         L.P. Units     Trust Shares
                                           Ratio           Outstanding      Issued           Value
                                           -----           -----------      ------           -----


   Taylor Income Investors III, Ltd.       132.40            614.25           81,326    $   759,586
   Taylor Income Investors IV, Ltd.         91.11            399.75           36,422        340,182
   Taylor Income Investors V, Ltd.          98.42            312.00           30,706        286,794
   Taylor Income Investors VI, Ltd.        102.69            195.00           20,024        187,024
   AAA Net Realty Fund VII, Ltd.            98.03            731.25           71,685        669,539
   AAA Net Realty Fund VIII, Ltd.          105.36           1209.00          127,382      1,189,748
   AAA Net Realty Fund Goodyear, Ltd.       88.17            867.75           76,510        714,604
   AAA Net Realty Fund IX, Ltd.             97.88           3503.83          342,959      3,203,237
   AAA Net Realty Fund X, Ltd.              96.80           7444.84          720,637      6,730,750
   AAA Net Realty Fund XI, Ltd.             97.42           4589.79          447,119      4,176,092
                                                                             -------      ---------

   Total Limited Partners                                                  1,954,770     18,257,556

   General Partners                                                            4,283         39,999
                                                                               -----         ------

   Total                                                                   1,959,053    $18,297,555


The share price was agreed to by the General Partner of each of the Partnerships and the Independent Directors of the Company based upon the price of the Company's shares in its last public offering reduced by selling commissions and related expenses.

(5)Represents estimated legal and professional fees, which will be capitalized as acquisition costs.

(6)Represents notes to 35% of the limited partners in lieu of Company stock.




                                    F-19




                        AMERICAN ASSET ADVISERS TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS (1)
                       FOR THE YEAR ENDED DECEMBER 31, 1997
                                     (UNAUDITED)

                                                               Pro Forma         Pro Forma
                                                 Historical   Adviser and      Properties and  Pro Forma
                                                 Company     Adjustments (2)   Adjustments (4)   Total
 REVENUES

     Rental income from operating leases         $1,217,187              -     $ 2,159,984      $3,377,171
     Earned income from direct financing leases     339,628              -               -         339,628
     Service fee income                                   -        167,435               -         167,435
     Commission income, net                               -        141,813               -         141,813
     Interest income                                153,895              -           3,573         157,468
     TOTAL REVENUES                               1,710,710        309,248       2,163,557       4,183,515

 EXPENSES
     General operating and administrative           112,464         76,913          53,711         243,088
     Reimbursements and fees to related party       106,504              -               -         106,504
     Amortization                                    62,754             32               -          62,786
     Depreciation                                   146,015         15,431         545,236         706,682
     Interest                                         6,000         18,202         589,859         614,061
     Acquisition costs (3)                          282,890       (282,890)              -               -
     TOTAL EXPENSES                                 716,627       (172,312)      1,188,806       1,733,121

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                    994,083        481,560         974,751       2,450,394

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                   (455,226)             -         455,226               -

 PRO FORMA NET INCOME                            $  538,857     $  481,560     $ 1,429,977      $2,450,394

 PRO FORMA EARNINGS PER SHARE:
     Basic                                       $     0.34                                     $     0.64
     Diluted                                     $     0.33                                     $     0.63

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                        1,563,048                                      3,802,207
     Diluted                                      1,624,217                                      3,863,376

 See Notes to Pro Forma Statement of Operations.

                                    F-20



                     AMERICAN ASSET ADVISERS TRUST, INC.
                 NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                                 (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 100% of the limited partners and that 35% of the partners elect to take a note in lieu of Company stock.

(2)  Includes pro forma adjustments as follows:

   o Commission income, amortization expense, depreciation expense and interest expense are recorded at historical amounts.

   o Service fee income is recorded for administrative, acquisition and manage-ment services provided to entities other than the Company. Service fee income of $1,370,032 for services provided to the Company have been excluded as those fees were either capitalized or expensed by the Company as incurred.

   o General and administrative expenses include costs incurred in providing various administrative, acquisition and management services to entities other than the Company. Of the Adviser's historical general and administrative expenses for the period, $1,507,429 which have been allocated to the Company or have been capitalized by the Company have been excluded from the pro-forma totals.

(3) To the extent that the consideration paid for the Adviser exceeds the fair market value of the net tangible assets received, an expense will be recorded as an operating expense on the Company's Statement of Operations. Because the purpose of the pro forma statement of operations is to reflect the expected continuing impact of the merger on the Company, this adjustment has not been included. At the closing of the merger, this expense will be recorded as an operating expense. For the year ended December 31, 1997, this pro forma expense would have been $4,262,186 based on the issuance of 213,260 shares at closing on January 1, 1997 and 202,563 additional shares issued during the year in accordance with the partial satisfaction of the share balance issuance criteria described in the Agreement and Plan of Merger. Up to 686,740 shares of stock are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. Based on the pro forma financial statement 484,177 of these shares remain at December 31, 1997. The issuance of these additional shares will be expensed as they are issued.

     Pro forma weighted average shares outstanding consists of the historical weighted average shares outstanding of the Company, the shares issued for both mergers on January 1, 1997 and 33% of the additional shares issued for the Adviser during 1997.

(4)  Includes pro forma adjustments as follows:

   o Rental income, which reflects historical rental income of the operating properties, is included from Partnership properties which have not been consolidated by the Company. Six of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company. These properties were acquired through joint ventures with AAA Net Realty Funds X and XI, Ltd.

   o Interest income is included from a $215,000 note receivable acquired along with the Partnership properties. The note bears interest at 10%, is payable in monthly installments of $3,000 plus interest and matures on October 6, 2006. The note was owned by two Partnerships. This pro forma adjustment includes interest income from 50% of the note.

   o Depreciation is included based upon the purchase price which represents the fair market value of the buildings over 33 years. The purchase price of the properties has been allocated 70% to buildings and 30% to land.

   o General and administrative expenses are included primarily for legal and professional fees.

   o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.

                                    F-21




                          AMERICAN ASSET ADVISERS TRUST, INC.
                         PRO FORMA STATEMENT OF OPERATIONS (1)
                         FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                      (UNAUDITED)

                                                                   Pro Forma           Pro Forma
                                                  Historical      Adviser and       Properties and    Pro
Forma
                                                   Company       Adjustment (2)    Adjustments (3)     Total
 REVENUES

     Rental income from operating leases          $ 963,206               -          $1,143,545   $2,106,751
     Earned income from direct financing leases     170,254               -                   -      170,254
     Service fee income                              12,931         130,870                   -      143,801
     Interest income                                 40,722               -              10,473       51,195
     TOTAL REVENUES                               1,187,113         130,870           1,154,018    2,472,001

 EXPENSES
     General operating and administrative           161,345          92,819              33,975      288,139
     Reimbursements and fees to related party        57,800               -                   -       57,800
     Amortization                                    31,377             177                   -       31,554
     Depreciation                                   130,745           8,644             265,189      404,578
     Interest                                        37,831           3,896             294,930      336,657
     Merger costs                                 2,389,918      (2,389,918)                  -            -
     Potential acquisition costs                    182,741        (182,741)                 -             -
     TOTAL EXPENSES                               2,991,757      (2,467,123)            594,094    1,118,728

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                 (1,804,644)      2,597,993             559,924    1,353,273

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                   (263,068)              -             263,068            -

 PRO FORMA NET INCOME (LOSS)                    $(2,067,712)    $ 2,597,993          $  822,992   $1,353,273

 PRO FORMA EARNINGS (LOSS) PER SHARE:
     Basic                                        $   (1.00)                                          $ 0.31
     Diluted                                      $   (1.00)                                          $ 0.31

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                        2,075,216                                        4,415,549
     Diluted                                      2,075,216                                        4,415,549


 See Notes to Pro Forma Statement of Operations.


                                   F-22


                    AMERICAN ASSET ADVISERS TRUST, INC.
                NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                                (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 100% of the limited partners and that 35% of the partners elect to take a note in lieu of Company stock.

(2) Includes  pro forma adjustments as follows:

   o Commission income, amortization expense, depreciation expense and interest expense are recorded at historical amounts.

   o Service fee income is recorded for administrative, acquisition and manage-ment services provided to entities other than the Company. Service fee income of $459,472 for services provided to the Company have been excluded as those fees were either capitalized or expensed by the Company as incurred.

   o General and administrative expenses include costs incurred in providing various administrative, acquisition and management services to entities other than the Company. Of the Adviser's historical general and administrative expenses for the period, $585,164 which have been allocated to the Company or have been capitalized by the Company have been excluded from the pro-forma totals.

(3)  Includes pro forma adjustments as follows:

   o Rental income, which reflects historical rental income of the operating properties, is included from Partnership properties which have not been consolidated by the Company. Six of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company. These properties were acquired through joint ventures with AAA Net Realty Funds X and XI, Ltd.

   o Interest income is included from a $215,000 note receivable acquired along with the Partnership properties. The note bears interest at 10%, is payable in monthly installments of $3,000 plus interest and matures on October 6, 2006. The note was owned by two Partnerships. This pro forma adjustment includes interest income from 50% of the note.

   o Depreciation is included based upon the purchase price which represents the fair market value of the buildings over 33 years. The purchase price of the properties has been allocated 70% to buildings and 30% to land.

   o General and administrative expenses are included primarily for legal and professional fees.

   o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.



                                   F-23



                             AMERICAN ASSET ADVISERS TRUST, INC.
                               PRO FORMA BALANCE SHEET (1)
                                       JUNE 30, 1998
                                        (UNAUDITED)


                                                             Pro Forma       Pro Forma
                                              Historical     Adviser and   Properties and      Pro Forma
                                                Company      Adjustments    Adjustments          Total
 ASSETS

 Cash and cash equivalents                    $ 1,377,760     $        -     $   207,573 (3)     $ 1,585,333
 Accounts receivable                              170,055              -           5,456 (3)         175,511
 Property, net                                 26,464,197              -      11,159,472 (3)      37,778,969
                                                                                 155,300 (5)
 Net investment in direct financing leases      3,166,333              -               -           3,166,333
 Note receivable                                        -              -         102,523 (3)         102,523
 Other assets                                     688,995              -               -             688,995
 Total assets                                 $31,867,340     $        -     $11,630,324         $43,497,664

 LIABILITIES & SHAREHOLDERS'
 & PARTNERS' EQUITY
 LIABILITIES
 Notes payable                                $ 8,732,150     $        -               -         $ 8,732,150
 Accounts payable                                 157,070              -         155,300 (5)         329,477
                                                                                  17,107 (3)
 Security deposit                                  15,050              -          11,650 (3)          26,700
 Total liabilities                              8,904,270              -         184,057           9,088,327

 MINORITY INTEREST                              5,236,013              -      (2,618,006)(3)       2,618,007

 SHAREHOLDERS' AND PARTNERS' EQUITY
 Preferred stock, $.01 par value, 10,000,000
   shares authorized, none issued
 Common Stock, $.01 par value, 100,000,000
   shares authorized, 2,374,306 and 4,065,252
   shares issued and outstanding on historical     23,743 (2)      1,851 (2)      15,058 (3),(4)      40,652
   and pro-forma basis, respectively
 Capital in excess of par value                21,554,401 (2)  1,895,783 (2)  14,049,215 (3),(4)  37,499,399

 Accumulated distributions in excess of
   earnings                                    (3,851,087)(2) (1,897,634)(2)           -          (5,748,721)

 Total shareholders' and partners' equity      17,727,057              -      14,064,273          31,791,330

 Total liabilities and shareholders'
   and partners' equity                       $31,867,340     $        -     $11,630,324         $43,497,664


 See Notes to Pro Forma Balance Sheet.

                                             F-24



                     AMERICAN ASSET ADVISERS TRUST, INC.
                      NOTES TO PRO FORMA BALANCE SHEET
                                 (UNAUDITED)

(1)Adjustments are reflected as if the acquisition of the Partnership properties was completed on June 30, 1998. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of the Partnership properties are based on the assumption that the acquisitions are approved by 50% of the limited partners and that none of the partners elect to take notes in lieu of Company stock. All of the Partnership properties have the same characteristics and, therefore, the 50% assumption is provided to assist the reader in evaluating various scenarios. The pro forma entries assume that the Company will maintain control over the properties to be acquired.

(2)On June 5, 1998, the Company's shareholders voted to approve an agreement and plan of merger with the Adviser whereby the stockholder of the Adviser agreed to exchange 100% of the outstanding shares of common stock of the Adviser for up to 900,000 shares of the Company's stock. According to the Agreement and Plan of Merger between the Company and the Adviser, 213,260 shares of common stock are issuable effective June 5, 1998. The issuance of these shares is reflected in the historical financial information of the Company included with the Pro Forma Balance Sheet.

   In addition, up to 686,740 shares of stock valued at $7,039,085 are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. The issuance of these additional shares will be expensed as they are issued. Accordingly the Pro Forma Balance Sheet includes an adjustment to reflect the issuance of 185,135 additional shares of common stock, leaving a balance of 501,605 shares.

(3)Represents adjustments for the purchase method of accounting whereby the net assets owned by the Partnerships are recorded based on the estimated fair market value of the properties acquired, cash, receivables, payables and security deposits of the Partnerships as follows:


                                               Real Estate          Other        Total Purchase Price
                                               -----------          -----        --------------------

   Taylor Income Investors III, Ltd.         $    550,000     $    34,293           $    584,293
   Taylor Income Investors IV, Ltd.               197,396          64,284                261,680
   Taylor Income Investors V, Ltd.                160,082          60,529                220,611
   Taylor Income Investors VI, Ltd.               142,500           1,370                143,870
   AAA Net Realty Fund VII, Ltd.                  505,000          15,230                520,230
   AAA Net Realty Fund VIII, Ltd.                 900,000          24,440                924,440
   AAA Net Realty Fund Goodyear, Ltd.             545,000          10,246                555,246
   AAA Net Realty Fund IX, Ltd.                 2,425,000          39,031              2,464,031
   AAA Net Realty Fund X, Ltd.                  5,177,500               0              5,177,500
   AAA Net Realty Fund XI, Ltd.                 3,175,000          37,374              3,212,374
                                                ---------          ------              ---------

                                               13,777,478         286,797             14,064,275

   Less:  Minority Interest                     2,618,006               -              2,618,006
                                                ---------         -------              ---------

   Net Adjustment                            $ 11,159,472     $   286,797           $ 11,446,269


                                    F-25


(4)Represents the issuance of 1,505,811 shares of Company stock valued at $14,064,275 based upon a per share price of $9.34 as follows:


                                          Exchange       L.P. Units        Trust Shares
                                           Ratio        Outstanding           Issued           Value
                                           -----        -----------           ------           -----


   Taylor Income Investors III, Ltd.       132.40          472.50             62,559       $   584,301
   Taylor Income Investors IV, Ltd.         91.11          307.50             28,017           261,679
   Taylor Income Investors V, Ltd.          98.42          240.00             23,620           220,611
   Taylor Income Investors VI, Ltd.        102.69          150.00             15,404           143,873
   AAA Net Realty Fund VII, Ltd.            98.03          562.50             55,142           515,026
   AAA Net Realty Fund VIII, Ltd.          105.36          930.00             97,987           915,199
   AAA Net Realty Fund Goodyear, Ltd.       88.17          667.50             58,853           549,687
   AAA Net Realty Fund IX, Ltd.             97.88         2695.25            263,815         2,464,032
   AAA Net Realty Fund X, Ltd.              96.80         5726.80            554,336         5,177,498
   AAA Net Realty Fund XI, Ltd.             97.42         3530.61            343,937         3,212,372
                                                                             -------         ---------

   Total Limited Partners                                                  1,503,670        14,044,278

   General Partners                                                            2,141            19,997
                                                                               -----            ------

   Total                                                                   1,505,811       $14,064,275


The share price was agreed to by the General Partner of each of the Partnerships and the Independent Directors of the Company based upon the price of the Company's shares in its last public offering reduced by selling commissions and related expenses.

(5)Represents estimated legal and professional fees, which will be capitalized as acquisition costs.





                                    F-26




                        AMERICAN ASSET ADVISERS TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS (1)
                       FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)

                                                                Pro Forma       Pro Forma
                                                 Historical    Adviser and    Properties and    Pro Forma
                                                  Company     Adjustment (2)  Adjustments (4)     Total
 REVENUES

     Rental income from operating leases          $1,217,187            -     $ 1,079,992       $2,297,179
     Earned income from direct financing leases      339,628            -               -          339,628
     Service fee income                                    -      167,435               -          167,435
     Commission income, net                                -      141,813               -          141,813
     Interest income                                 153,895            -           1,787          155,682
     TOTAL REVENUES                                1,710,710      309,248       1,081,779        3,101,737

 EXPENSES
     General operating and administrative            112,464       76,913          26,855          216,232
     Reimbursements and fees to related party        106,504            -               -          106,504
     Amortization                                     62,754           32               -           62,786
     Depreciation                                    146,015       15,431         272,618          434,064
     Interest                                          6,000       18,202               -           24,202
     Acquisition costs (3)                           282,890     (282,890)              -                -
     TOTAL EXPENSES                                  716,627     (172,312)        299,473          843,788

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                     994,083      481,560         782,306        2,257,949

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                    (455,226)           -         227,613         (227,613)

 PRO FORMA NET INCOME                             $  538,857     $481,560     $ 1,009,919       $2,030,336

 PRO FORMA EARNINGS PER SHARE:
     Basic                                        $     0.34                                    $     0.61
     Diluted                                      $     0.33                                    $     0.60

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                         1,563,048                                     3,332,714
     Diluted                                       1,624,217                                     3,393,883

 See Notes to Pro Forma Statement of Operations.


                                     F-27


                     AMERICAN ASSET ADVISERS TRUST, INC.
                 NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                                 (UNAUDITED)

(1)Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 50% of the limited partners and that none of the partners elect to take a note in lieu of Company stock. The pro forma entries assume that the Company will maintain control over the properties to be acquired.

(2)Includes pro forma adjustments as follows:

   o Commission income, amortization expense, depreciation expense and interest expense are recorded at historical amounts.

   o Service fee income is recorded for administrative, acquisition and manage-ment services provided to entities other than the Company. Service fee income of $1,370,032 for services provided to the Company have been excluded as those fees were either capitalized or expensed by the Company as incurred.

   o General and administrative expenses include costs incurred in providing various administrative, acquisition and management services to entities other than the Company. Of the Adviser's historical general and administrative expenses for the period, $1,507,429 which have been allocated to the Company or have been capitalized by the Company have been excluded from the pro-forma totals.


(3) To the extent that the consideration paid for the Adviser exceeds the fair market value of the net tangible assets received, an expense will be recorded as an operating expense on the Company's Statement of Operations. Because the purpose of the pro forma statement of operations is to reflect the expected continuing impact of the merger on the Company, this adjustment has not been included. At the closing of the merger, this expense will be recorded as an operating expense. For the year ended December 31, 1997, this pro forma expense would have been $3,757,435 based on the issuance of 213,260 shares at closing on January 1, 1997 and 153,319 additional shares issued during the year in accordance with the partial satisfaction of the share balance issuance criteria described in the Agreement and Plan of Merger. Up to 686,740 shares of stock are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. Based on the pro forma financial statement 533,421 of these shares remain at December 31, 1997. The issuance of these additional shares will be expensed as they are issued.

     Pro forma weighted average shares outstanding consists of the historical weighted average shares outstanding of the Company, the shares issued for both mergers on January 1, 1997 and 33% of the additional shares issued for the Adviser during 1997.

(4)  Includes pro forma adjustments as follows:

   o Rental income, which reflects historical rental income of the operating properties, is included from Partnership properties which have not been consolidated by the Company. Six of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company. These properties were acquired through joint ventures with AAA Net Realty Funds X and XI, Ltd.

   o Interest income is included from a $215,000 note receivable acquired along with the Partnership properties. The note bears interest at 10%, is payable in monthly installments of $3,000 plus interest and matures on October 6, 2006. The note was owned by two Partnerships. This pro forma adjustment includes interest income from 50% of the note.

   o Depreciation is included based upon the purchase price which represents the fair market value of the buildings over 33 years. The purchase price of the properties has been allocated 70% to buildings and 30% to land.

   o General and administrative expenses are included primarily for legal and professional fees.

   o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.

                                    F-28



                               AMERICAN ASSET ADVISERS TRUST, INC.
                              PRO FORMA STATEMENT OF OPERATIONS (1)
                              FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                          (UNAUDITED)

                                                                  Pro Forma        Pro Forma
                                                  Historical     Adviser and     Properties and  Pro Forma
                                                    Company     Adjustment (2)  Adjustments (3)    Total
 REVENUES

     Rental income from operating leases          $  963,206              -     $   571,772     $1,534,978
     Earned income from direct financing leases      170,254              -               -        170,254
     Service fee income                               12,931        130,870               -        143,801
     Interest income                                  40,722              -           5,237         45,959
     TOTAL REVENUES                                1,187,113        130,870         577,009      1,894,992

 EXPENSES
     General operating and administrative            161,345         92,819          16,987        271,151
     Reimbursements and fees to related party         57,800              -               -         57,800
     Amortization                                     31,377            177               -         31,554
     Depreciation                                    130,745          8,644         132,595        271,984
     Interest                                         37,831          3,896               -         41,727
     Merger costs                                  2,389,918     (2,389,918)              -              -
     Potential acquisition costs                     182,741       (182,741)              -              -
     TOTAL EXPENSES                                2,991,757     (2,467,123)        149,582        674,216

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                  (1,804,644)     2,597,993         427,427      1,220,776

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                    (263,068)             -         131,534       (131,534)

 PRO FORMA NET INCOME (LOSS)                     $(2,067,712)    $2,597,993     $   558,961     $1,089,242

 PRO FORMA EARNINGS (LOSS) PER SHARE:
     Basic                                        $    (1.00)                                      $  0.28
     Diluted                                      $    (1.00)                                      $  0.28

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                         2,075,216                                     3,912,661
     Diluted                                       2,075,216                                     3,912,661

 See Notes to Pro Forma Statement of Operations.


                                    F-29


                    AMERICAN ASSET ADVISERS TRUST, INC.
                NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                                (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 50% of the limited partners and that none of the partners elect to take a note in lieu of Company stock. The pro forma entries assume that the Company will maintain control over the properties to be acquired.

(2)  Includes pro forma adjustments as follows:

   o Commission income, amortization expense, depreciation expense and interest expense are recorded at historical amounts.

   o Service fee income is recorded for administrative, acquisition and manage-ment services provided to entities other than the Company. Service fee income of $459,472 for services provided to the Company have been excluded as those fees were either capitalized or expensed by the Company as incurred.

   o General and administrative expenses include costs incurred in providing various administrative, acquisition and management services to entities other than the Company. Of the Adviser's historical general and administrative expenses for the period, $585,164 which have been allocated to the Company or have been capitalized by the Company have been excluded from the pro-forma totals.

(3)  Includes pro forma adjustments as follows:

   o Rental income, which reflects historical rental income of the operating properties, is included from Partnership properties which have not been consolidated by the Company. Six of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company. These properties were acquired through joint ventures with AAA Net Realty Funds X and XI, Ltd.

   o Interest income is included from a $215,000 note receivable acquired along with the Partnership properties. The note bears interest at 10%, is payable in monthly installments of $3,000 plus interest and matures on October 6, 2006. The note was owned by two Partnerships. This pro forma adjustment includes interest income from 50% of the note.

   o Depreciation is included based upon the purchase price which represents the fair market value of the buildings over 33 years. The purchase price of the properties has been allocated 70% to buildings and 30% to land.

   o General and administrative expenses are included primarily for legal and professional fees.

   o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.



                                   F-30


                         AMERICAN ASSET ADVISERS TRUST, INC.
                             PRO FORMA BALANCE SHEET (1)
                                  JUNE 30, 1998
                                    (UNAUDITED)


                                                             Pro Forma       Pro Forma
                                              Historical     Adviser and   Properties and       Pro Forma
                                                Company      Adjustments    Adjustments           Total
 ASSETS

 Cash and cash equivalents                    $ 1,377,760     $        -    $   207,573 (3)    $1,585,333
 Accounts receivable                              170,055              -          5,456 (3)       175,511
 Property, net                                 26,464,197              -     11,159,472 (3)    37,778,969
                                                                                155,300 (5)
 Net investment in direct financing leases      3,166,333              -              -         3,166,333
 Note receivable                                        -              -        102,523 (3)       102,523
 Other assets                                     688,995              -              -           688,995
 Total assets                                 $31,867,340     $        -    $11,630,324       $43,497,664

 LIABILITIES & SHAREHOLDERS'
 & PARTNERS' EQUITY
 LIABILITIES
 Notes payable                                $ 8,732,150     $        -    $ 2,808,856 (6)   $11,541,006
 Accounts payable                                 157,070              -        155,300 (5)       329,477
                                                                                 17,107 (3)
 Security deposit                                  15,050              -         11,650 (3)        26,700
 Total liabilities                              8,904,270              -      2,992,913        11,897,183

 MINORITY INTEREST                              5,236,013              -     (2,618,006)(3)     2,618,007

 SHAREHOLDERS' AND PARTNERS' EQUITY
 Preferred stock, $.01 par value, 10,000,000
   shares authorized, none issued
 Common Stock, $.01 par value, 100,000,000
   shares authorized, 2,374,306 and 3,731,844
   shares issued and outstanding on historical     23,743 (2)      1,525 (2)     12,051 (3),(4)    37,319
   and pro-forma basis, respectively
 Capital in excess of par value                21,554,401 (2)  1,561,200 (2) 11,243,366 (3),(4)34,358,967

 Accumulated distributions in excess of
   earnings                                    (3,851,087)(2) (1,562,725)(2)          -        (5,413,812)

 Total shareholders' and partners' equity      17,727,057              -     11,255,417        28,982,474

 Total liabilities and shareholders'
   and partners' equity                       $31,867,340     $        -    $11,630,324       $43,497,664


 See Notes to Pro Forma Balance Sheet.


                                                 F-31



                    AMERICAN ASSET ADVISERS TRUST, INC.
                     NOTES TO PRO FORMA BALANCE SHEET
                                (UNAUDITED)

(1)Adjustments are reflected as if the acquisition of the Partnership properties was completed on June 30, 1998. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of the Partnership properties are based on the assumption that the acquisitions are approved by 50% of the limited partners and that 20% of these partners elect to take a note in lieu of Company stock. All of the Partnership properties have the same characteristics and, therefore, the 50% assumption is provided to assist the reader in evaluating various scenarios. The pro forma entries assume that the Company will maintain control over the properties to be acquired.

(2)On June 5, 1998, the Company's shareholders voted to approve an agreement and plan of merger with the Adviser whereby the stockholder of the Adviser agreed to exchange 100% of the outstanding shares of common stock of the Adviser for up to 900,000 shares of the Company's stock. According to the Agreement and Plan of Merger between the Company and the Adviser, 213,260 shares of common stock are issuable effective June 5, 1998. The issuance of these shares is reflected in the historical financial information of the Company included with the Pro Forma Balance Sheet.

   In addition, up to 686,740 shares of stock valued at $7,039,085 are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. The issuance of these additional shares will be expensed as they are issued. Accordingly, the Pro Forma Balance Sheet includes an adjustment to reflect the issuance of 152,461 additional shares of common stock, leaving a balance of 534,279 shares.

(3)Represents adjustments for the purchase method of accounting whereby the net assets owned by the Partnerships are recorded based on the estimated fair market value of the properties acquired, cash, receivables, payables and security deposits of the Partnerships as follows:

                                              Real Estate        Other       Total Purchase Price
                                              -----------        -----       --------------------


   Taylor Income Investors III, Ltd.        $    550,000    $    34,293        $    584,293
   Taylor Income Investors IV, Ltd.              197,396         64,284             261,680
   Taylor Income Investors V, Ltd.               160,082         60,529             220,611
   Taylor Income Investors VI, Ltd.              142,500          1,370             143,870
   AAA Net Realty Fund VII, Ltd.                 505,000         15,230             520,230
   AAA Net Realty Fund VIII, Ltd.                900,000         24,440             924,440
   AAA Net Realty Fund Goodyear, Ltd.            545,000         10,246             555,246
   AAA Net Realty Fund IX, Ltd.                2,425,000         39,031           2,464,031
   AAA Net Realty Fund X, Ltd.                 5,177,500              0           5,177,500
   AAA Net Realty Fund XI, Ltd.                3,175,000         37,374           3,212,374
                                               ---------         ------           ---------

                                              13,777,478        286,797          14,064,275

   Less:  Minority Interest                    2,618,006              -           2,618,006
                                               ---------                          ---------

   Net Adjustment                           $ 11,159,472    $   286,797        $ 11,446,269


                                   F-32


(4)Represents the issuance of 1,205,077 shares of Company stock valued at $11,255,417 based upon a per share price of $9.34 as follows:



                                          Exchange        L.P. Units       Trust Shares
                                           Ratio          Outstanding         Issued           Value
                                           -----          -----------         ------           -----


   Taylor Income Investors III, Ltd.       132.40           378.00            50,047      $   467,439
   Taylor Income Investors IV, Ltd.         91.11           246.00            22,414          209,346
   Taylor Income Investors V, Ltd.          98.42           192.00            18,896          176,488
   Taylor Income Investors VI, Ltd.        102.69           120.00            12,323          115,097
   AAA Net Realty Fund VII, Ltd.            98.03           450.00            44,114          412,025
   AAA Net Realty Fund VIII, Ltd.          105.36           744.00            78,389          732,153
   AAA Net Realty Fund Goodyear, Ltd.       88.17           534.00            47,082          439,746
   AAA Net Realty Fund IX, Ltd.             97.88          2156.20           211,052        1,971,225
   AAA Net Realty Fund X, Ltd.              96.80          4581.45           443,469        4,142,000
   AAA Net Realty Fund XI, Ltd.             97.42          2824.49           275,150        2,569,901
                                                                             -------        ---------

   Total Limited Partners                                                  1,202,936       11,235,420

   General Partners                                                            2,141           19,997
                                                                               -----           ------

   Total                                                                   1,205,077      $11,255,417


The share price was agreed to by the General Partner of each of the Partnerships and the Independent Directors of the Company based upon the price of the Company's shares in its last public offering reduced by selling commissions and related expenses.

(5)Represents estimated legal and professional fees, which will be capitalized as acquisition costs.

(6)Represents notes to 20% of the limited partners in lieu of Company stock.




                                        F-33


                           AMERICAN ASSET ADVISERS TRUST, INC.
                           PRO FORMA STATEMENT OF OPERATIONS (1)
                           FOR THE YEAR ENDED DECEMBER 31, 1997
                                        (UNAUDITED)

                                                                Pro Forma         Pro Forma
                                                 Historical   Adviser and      Properties and   Pro Forma
                                                  Company     Adjustment (2)  Adjustments (4)      Total
 REVENUES

     Rental income from operating leases          $1,217,187             -     $ 1,079,992      $2,297,179
     Earned income from direct financing leases      339,628             -               -         339,628
     Service fee income                                    -       167,435               -         167,435
     Commission income, net                                -       141,813               -         141,813
     Interest income                                 153,895             -           1,787         155,682
     TOTAL REVENUES                                1,710,710       309,248       1,081,779       3,101,737

 EXPENSES
     General operating and administrative            112,464        76,913          26,855         216,232
     Reimbursements and fees to related party        106,504             -               -         106,504
     Amortization                                     62,754            32               -          62,786
     Depreciation                                    146,015        15,431         272,618         434,064
     Interest                                          6,000        18,202         168,531         192,733
     Acquisition costs (3)                           282,890      (282,890)              -               -
     TOTAL EXPENSES                                  716,627      (172,312)        468,004       1,012,319

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                     994,083       481,560         613,775       2,089,418

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                    (455,226)            -         227,613        (227,613)

 PRO FORMA NET INCOME                             $  538,857     $ 481,560     $   841,388      $1,861,805

 PRO FORMA EARNINGS PER SHARE:
     Basic                                        $     0.34                                    $     0.62
     Diluted                                      $     0.33                                    $     0.60

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                         1,563,048                                     3,021,198
     Diluted                                       1,624,217                                     3,082,367

 See Notes to Pro Forma Statement of Operations.


                                               F-34


                       AMERICAN ASSET ADVISERS TRUST, INC.
                   NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                                   (UNAUDITED)

(1)Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 50% of the limited partners and that 20% of the partners elect to take a note in lieu of Company stock. The pro forma entries assume that the Company will maintain control over the properties to be acquired.

(2)Includes pro forma adjustments as follows:

   o Commission income, amortization expense, depreciation expense and interest expense are recorded at historical amounts.

   o Service fee income is recorded for administrative, acquisition and manage-ment services provided to entities other than the Company. Service fee income of $1,370,032 for services provided to the Company have been excluded as those fees were either capitalized or expensed by the Company as incurred.

   o General and administrative expenses include costs incurred in providing various administrative, acquisition and management services to entities other than the Company. Of the Adviser's historical general and administrative expenses for the period, $1,507,429 which have been allocated to the Company or have been capitalized by the Company have been excluded from the pro-forma totals.


(3)To the extent that the consideration paid for the Adviser exceeds the fair market value of the net tangible assets received, an expense will be recorded as an operating expense on the Company's Statement of Operations. Because the purpose of the pro forma statement of operations is to reflect the expected continuing impact of the merger on the Company, this adjustment has not been included. At the closing of the merger, this expense will be recorded as an operating expense. For the year ended December 31, 1997, this pro forma expense would have been $3,422,526 based on the issuance of 213,260 shares at closing on January 1, 1997 and 120,645 additional shares issued during the year in accordance with the partial satisfaction of the share balance issuance criteria described in the Agreement and Plan of Merger. Up to 686,740 shares of stock are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. Based on the pro forma financial statement 566,095 of the shares remain at December 31, 1997. The issuance of these additional shares will be expensed as they are issued.

   Pro forma weighted average shares outstanding consists of the historical weighted average shares outstanding of the Company, the shares issued for both mergers on January 1, 1997 and 33% of the additional shares issued for the Adviser during 1997.

(4)Includes pro forma adjustments as follows:

   o Rental income, which reflects historical rental income of the operating properties, is included from Partnership properties which have not been consolidated by the Company. Six of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company. These properties were acquired through joint ventures with AAA Net Realty Funds X and XI, Ltd.

   o Interest income is included from a $215,000 note receivable acquired along with the Partnership properties. The note bears interest at 10%, is payable in monthly installments of $3,000 plus interest and matures on October 6, 2006. The note was owned by two Partnerships. This pro forma adjustment includes interest income from 50% of the note.

   o Depreciation is included based upon the purchase price which represents the fair market value of the buildings over 33 years. The purchase price of the properties has been allocated 70% to buildings and 30% to land.

   o Interest expense on notes payable to certain limited partners computed at 6% of the outstanding balance.

   o General and administrative expenses are included primarily for legal and professional fees.

   o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.

                                      F-35




                               AMERICAN ASSET ADVISERS TRUST, INC.
                              PRO FORMA STATEMENT OF OPERATIONS (1)
                              FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                            (UNAUDITED)


                                                               Pro Forma         Pro Forma
                                               Historical     Adviser and       Properties and    Pro Forma
                                                 Company     Adjustments (2)   Adjustments (3)      Total
 REVENUES


     Rental income from operating leases         $   963,206            -       $   571,772      $1,534,978
     Earned income from direct financing leases      170,254            -                 -         170,254
     Service fee income                               12,931      130,870                 -         143,801
     Interest income                                  40,722            -             5,237          45,959
     TOTAL REVENUES                                1,187,113      130,870           577,009       1,894,992

 EXPENSES
     General operating and administrative            161,345       92,819            16,987         271,151
     Reimbursements and fees to related party         57,800            -                 -          57,800
     Amortization                                     31,377          177                 -          31,554
     Depreciation                                    130,745        8,644           132,595         271,984
     Interest                                         37,831        3,896            84,266         125,993
     Merger costs                                  2,389,918   (2,389,918)                -               -
     Potential acquisition costs                     182,741     (182,741)                -               -
     TOTAL EXPENSES                                2,991,757   (2,467,123)          233,848         758,482

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                  (1,804,644)   2,597,993           343,161       1,136,510

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                    (263,068)           -           131,534        (131,534)

 PRO FORMA NET INCOME (LOSS)                     $(2,067,712) $ 2,597,993       $   474,695      $1,004,976

 PRO FORMA EARNINGS (LOSS) PER SHARE:
     Basic                                       $     (1.00)                                    $     0.28
     Diluted                                     $     (1.00)                                    $     0.28

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                         2,075,216                                      3,579,253
     Diluted                                       2,075,216                                      3,579,253

 See Notes to Pro Forma Statement of Operations.


                                                           F-36



                    AMERICAN ASSET ADVISERS TRUST, INC.
                NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                                (UNAUDITED)

(1)Adjustments are reflected as if the acquisition of the Partner ship properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 50% of the limited partners and that 20% of the partners elect to take a note in lieu of Company stock. The pro forma entries assume that the Company will maintain control over the properties to be acquired.

(2)Includes pro forma adjustments as follows:

   o Commission income, amortization expense, depreciation expense and interest expense are recorded at historical amounts.

   o Service fee income is recorded for administrative, acquisition and manage-ment services provided to entities other than the Company. Service fee income of $459,472 for services provided to the Company have been excluded as those fees were either capitalized or expensed by the Company as incurred.

   o General and administrative expenses include costs incurred in providing various administrative, acquisition and management services to entities other than the Company. Of the Adviser's historical general and administrative expenses for the period, $585,164 which have been allocated to the Company or have been capitalized by the Company have been excluded from the pro-forma totals.

(3)Includes pro forma adjustments as follows:

   o Rental income, which reflects historical rental income of the operating properties, is included from Partnership properties which have not been consolidated by the Company. Six of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company. These properties were acquired through joint ventures with AAA Net Realty Funds X and XI, Ltd.

   o Interest income is included from a $215,000 note receivable acquired along with the Partnership properties. The note bears interest at 10%, is payable in monthly installments of $3,000 plus interest and matures on October 6, 2006. The note was owned by two Partnerships. This pro forma adjustment includes interest income from 50% of the note.

   o Depreciation is included based upon the purchase price which represents the fair market value of the buildings over 33 years. The purchase price of the properties has been allocated 70% to buildings and 30% to land.

   o Interest expense on notes payable to certain limited partners computed at 6% of the outstanding balance.

   o General and administrative expenses are included primarily for legal and professional fees.

   o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.


                                   F-37



                             AMERICAN ASSET ADVISERS TRUST, INC.
                                PRO FORMA BALANCE SHEET (1)
                                      JUNE 30, 1998
                                       (UNAUDITED)



                                                                 Pro Forma      Pro Forma
                                              Historical      Adviser and  Properties and    Pro Forma
                                               Company       Adjustments   Adjustments        Total
 ASSETS

 Cash and cash equivalents                    $ 1,377,760     $        -     $   207,573 (3)   $1,585,333
 Accounts receivable                              170,055              -           5,456 (3)      175,511
 Property, net                                 26,464,197              -      11,159,472 (3)   37,778,969
                                                                                 155,300 (5)
 Net investment in direct financing leases      3,166,333              -               -        3,166,333
 Note receivable                                        -              -         102,523 (3)      102,523
 Other assets                                     688,995              -               -          688,995
 Total assets                                 $31,867,340     $        -     $11,630,324      $43,497,664

 LIABILITIES & SHAREHOLDERS'
 & PARTNERS' EQUITY
 LIABILITIES
 Notes payable                                $ 8,732,150     $        -     $ 4,915,495 (6)  $13,647,645
 Accounts payable                                 157,070              -         155,300 (5)      329,477
                                                                                  17,107 (3)
 Security deposit                                  15,050              -          11,650 (3)       26,700
 Total liabilities                              8,904,270              -       5,099,552       14,003,822

 MINORITY INTEREST                              5,236,013              -      (2,618,006)(5)    2,618,007

 SHAREHOLDERS' AND PARTNERS' EQUITY
 Preferred stock, $.01 par value, 10,000,000
   shares authorized, none issued
 Common Stock, $.01 par value, 100,000,000
   shares authorized, 2,374,306 and 3,481,787
   shares issued and outstanding on historical     23,743 (2)      1,280 (2)       9,795 (3),(4)    34,818
   and pro-forma basis, respectively
 Capital in excess of par value                21,554,401 (2)  1,310,259 (2)   9,138,983 (3),(4)32,003,643

 Accumulated distributions in excess of
   earnings                                    (3,851,087)(2) (1,311,539)(2)           -        (5,162,626)

 Total shareholders' and partners' equity      17,727,057              -       9,148,778        26,875,835

 Total liabilities and shareholders'
   and partners' equity                       $31,867,340     $        -     $11,630,324       $43,497,664


 See Notes to Pro Forma Balance Sheet.


                                           F-38



                    AMERICAN ASSET ADVISERS TRUST, INC.
                     NOTES TO PRO FORMA BALANCE SHEET
                                (UNAUDITED)

(1)Adjustments are reflected as if the acquisition of the Partnership properties was completed on June 30, 1998. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of the Partnership properties are based on the assumption that the acquisitions are approved by 50% of the limited partners and that 35% of these partners elect to take a note in lieu of Company stock. All of the Partnership properties have the same characteristics and, therefore, the 50% assumption is provided to assist the reader in evaluating various scenarios. The pro forma entries assume that the Company will maintain control over the properties to be acquired.

(2)On June 5, 1998, the Company's shareholders voted to approve an agreement and plan of merger with the Adviser whereby the stockholder of the Adviser agreed to exchange 100% of the outstanding shares of common stock of the Adviser for up to 900,000 shares of the Company's stock. According to the Agreement and Plan of Merger between the Company and the Adviser, 213,260 shares of common stock are issuable effective June 5, 1998. The issuance of these shares is reflected in the historical financial information of the Company included with the Pro Forma Balance Sheet.

   In addition, up to 686,740 shares of stock valued at $7,039,085 are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. The issuance of these additional shares will be expensed as they are issued. Accordingly, the Pro Forma Balance Sheet includes an adjustment to reflect the issuance of 127,955 additional shares of common stock, leaving a balance of 558,785 shares.

(3)Represents adjustments for the purchase method of accounting whereby the net assets owned by the Partnerships are recorded based on the estimated fair market value of the properties acquired, cash, receivables, payables and security deposits of the Partnerships as follows:


                                         Real Estate      Other    Total Purchase Price


   Taylor Income Investors III, Ltd.     $    550,000   $  34,293     $  584,293
   Taylor Income Investors IV, Ltd.           197,396      64,284        261,680
   Taylor Income Investors V, Ltd.            160,082      60,529        220,611
   Taylor Income Investors VI, Ltd.           142,500       1,370        143,870
   AAA Net Realty Fund VII, Ltd.              505,000      15,230        520,230
   AAA Net Realty Fund VIII, Ltd.             900,000      24,440        924,440
   AAA Net Realty Fund Goodyear, Ltd.         545,000      10,246        555,246
   AAA Net Realty Fund IX, Ltd.             2,425,000      39,031      2,464,031
   AAA Net Realty Fund X, Ltd.              5,177,500           0      5,177,500
   AAA Net Realty Fund XI, Ltd.             3,175,000      37,374      3,212,374
                                           13,777,478     286,797     14,064,275
                                           ----------     -------     ----------
          Less:  Minority Interest          2,618,006           -      2,618,006

          Net Adjustment                 $ 11,159,472   $ 286,797    $11,446,269



                                   F-39



(4)Represents the issuance of 979,526 shares of Company stock valued at $9,148,778 based upon a per share price of $9.34 as follows:



                                          Exchange    L.P. Units      Trust Shares
                                            Ratio     Outstanding        Issued        Value

   Taylor Income Investors III, Ltd.       132.40        307.12           40,663   $   379,793
   Taylor Income Investors IV, Ltd.         91.11        199.88           18,211       170,091
   Taylor Income Investors V, Ltd.          98.42        156.00           15,353       143,397
   Taylor Income Investors VI, Ltd.        102.69         97.50           10,012        93,513
   AAA Net Realty Fund VII, Ltd.            98.03        365.63           35,842       334,765
   AAA Net Realty Fund VIII, Ltd.          105.36        604.50           63,691       594,874
   AAA Net Realty Fund Goodyear, Ltd.       88.17        433.88           38,255       357,302
   AAA Net Realty Fund IX, Ltd.             97.88       1751.92          171,480     1,601,624
   AAA Net Realty Fund X, Ltd.              96.80       3722.42          360,318     3,365,371
   AAA Net Realty Fund XI, Ltd.             97.42       2294.90          223,560     2,088,051
                                                                         -------     ---------
   Total Limited Partners                                                977,385     9,128,781

   General Partners                                                        2,141        19,997
                                                                         -------      --------
         Total                                                           979,526   $ 9,148,778

The share price was agreed to by the General Partner of each of the Partnerships and the Independent Directors of the Company based upon the price of the Company's shares in its last public offering reduced by selling commissions and related expenses.

(5)Represents estimated legal and professional fees, which will be capitalized as acquisition costs.

(6)Represents notes to 35% of the limited partners in lieu of Company stock.




                                   F-40




                           AMERICAN ASSET ADVISERS TRUST, INC.
                          PRO FORMA STATEMENT OF OPERATIONS (1)
                           FOR THE YEAR ENDED DECEMBER 31, 1997
                                         (UNAUDITED)

                                                                 Pro Forma        Pro Forma
                                                 Historical     Adviser and     Properties and    ProForma
                                                   Company      Adjustment (2)  Adjustments (4)      Total
 REVENUES

     Rental income from operating leases          $1,217,187              -      $1,079,992     $2,297,179
     Earned income from direct financing leases      339,628              -               -        339,628
     Service fee income                                    -        167,435               -        167,435
     Commission income, net                                -        141,813               -        141,813
     Interest income                                 153,895              -           1,787        155,682
     TOTAL REVENUES                                1,710,710        309,248       1,081,779      3,101,737

 EXPENSES
     General operating and administrative            112,464         76,913          26,855        216,232
     Reimbursements and fees to related party        106,504              -               -        106,504
     Amortization                                     62,754             32               -         62,786
     Depreciation                                    146,015         15,431         272,618        434,064
     Interest                                          6,000         18,202         294,930        319,132
     Acquisition costs (3)                           282,890       (282,890)              -              -
     TOTAL EXPENSES                                  716,627       (172,312)        594,403      1,138,718

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                     994,083        481,560         487,376      1,963,019

  MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                    (455,226)             -         227,613       (227,613)

 PRO FORMA NET INCOME                             $  538,857       $481,560      $  714,989     $1,735,406

 PRO FORMA EARNINGS PER SHARE:
     Basic                                        $     0.34                                    $     0.62
     Diluted                                      $     0.33                                    $     0.61

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                         1,563,048                                     2,786,560
     Diluted                                       1,624,217                                     2,848,729

 See Notes to Pro Forma Statement of Operations.


                                        F-41



                    AMERICAN ASSET ADVISERS TRUST, INC.
                   NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                                 (UNAUDITED)

(1)Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 50% of the limited partners and that 35% of the partners elect to take a note in lieu of Company stock. The pro forma entries assume that the Company will maintain control over the properties to be acquired.

(2) Includes pro forma adjustments as follows:

   o Commission income, amortization expense, depreciation expense and interest expense are recorded at historical amounts.

   o Service fee income is recorded for administrative, acquisition and manage-ment services provided to entities other than the Company. Service fee income of $1,370,032 for services provided to the Company have been excluded as those fees were either capitalized or expensed by the Company as incurred.

   o General and administrative expenses include costs incurred in providing various administrative, acquisition and management services to entities other than the Company. Of the Adviser's historical general and administrative expenses for the period, $1,507,429 which have been allocated to the Company or have been capitalized by the Company have been excluded from the pro-forma totals.

(3) To the extent that the consideration paid for the Adviser exceeds the fair market value of the net tangible assets received, an expense will be recorded as an operating expense on the Company's Statement of Operations. Because the purpose of the pro forma statement of operations is to reflect the expected continuing impact of the merger on the Company, this adjustment has not been included. At the closing of the merger, this expense will be recorded as an operating expense. For the year ended December 31, 1997, this pro forma expense would have been $3,171,350 based on the issuance of 213,260 shares at closing on January 1, 1997 and 96,140 additional shares issued during the year in accordance with the partial satisfaction of the share balance issuance criteria described in the Agreement and Plan of Merger. Up to 686,740 shares of stock are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. Based on the pro forma financial statement 590,600 of the shares remain at December 31, 1997. The issuance of these additional shares will be expensed as they are issued.

    Pro forma weighted average shares outstanding consists of the historical weighted average shares outstanding of the Company, the shares issued for both mergers on January 1, 1997 and 33% of the additional shares issued for the Adviser during 1997.

(4) Includes pro forma adjustments as follows:

   o Rental income, which reflects historical rental income of the operating properties, is included from Partnership properties which have not been consolidated by the Company. Six of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company. These properties were acquired through joint ventures with AAA Net Realty Funds X and XI, Ltd.

   o Interest income is included from a $215,000 note receivable acquired along with the Partnership properties. The note bears interest at 10%,is payable in monthly installments of $3,000 plus interest and matures on October 6, 2006. The note was owned by two Partnerships. This pro forma adjustment includes interest income from 50% of the note.

   o Depreciation is included based upon the purchase price which represents the fair market value of the buildings over 33 years. The purchase price of the properties has been allocated 70% to buildings and 30% to land.

   o Interest expense on notes payable to certain limited partners computed at 6% of the outstanding balance.

   o General and administrative expenses are included primarily for legal and professional fees.

   o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.

                                      F-42


                                    AMERICAN ASSET ADVISERS TRUST, INC.
                                    PRO FORMA STATEMENT OF OPERATIONS (1)
                                    FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                                 (UNAUDITED)


                                                                Pro Forma        Pro Forma
                                                  Historical   Adviser and     Properties and    ProForma
                                                   Company     Adjustments (2) Adjustments (3)     Total
 REVENUES


     Rental income from operating leases         $   963,206             -      $   571,772     $1,534,978
     Earned income from direct financing leases      170,254             -                -        170,254
     Service fee income                               12,931       130,870                -        143,801
     Interest income                                  40,722             -            5,237         45,959
     TOTAL REVENUES                                1,187,113       130,870          577,009      1,894,992

 EXPENSES
     General operating and administrative            161,345        92,819           16,987        271,151
     Reimbursements and fees to related party         57,800             -                -         57,800
     Amortization                                     31,377           177                -         31,554
     Depreciation                                    130,745         8,644          132,595        271,984
     Interest                                         37,831         3,896          147,465        189,192
     Merger costs                                  2,389,918    (2,389,918)               -              -
     Potential acquisition costs                     182,741      (182,741)               -              -
     TOTAL EXPENSES                                2,991,757    (2,467,123)         297,047        821,681


PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                  (1,804,644)    2,597,993          279,962      1,073,311

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                    (263,068)            -          131,534       (131,534)

 PRO FORMA NET INCOME (LOSS)                     $(2,067,712)   $2,597,993      $   411,496       $941,777

 PRO FORMA EARNINGS (LOSS) PER SHARE:
     Basic                                       $     (1.00)                                     $   0.28
     Diluted                                     $     (1.00)                                     $   0.28

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                         2,075,216                                     3,329,197
     Diluted                                       2,075,216                                     3,329,197

 See Notes to Pro Forma Statement of Operations.


                                                       F-43

                    AMERICAN ASSET ADVISERS TRUST, INC.
                NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                                (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 50% of the limited partners and that 35% of the partners elect to take a note in lieu of Company stock. The pro forma entries assume that the Company will maintain control over the properties to be acquired.

(2) Includes pro forma adjustments as follows:

   o Commission income, amortization expense, depreciation expense and interest expense are recorded at historical amounts.

   o Service fee income is recorded for administrative, acquisition and manage-ment services provided to entities other than the Company. Service fee income of $459,472 for services provided to the Company have been excluded as those fees were either capitalized or expensed by the Company as incurred.

   o General and administrative expenses include costs incurred in providing various administrative, acquisition and management services to entities other than the Company. Of the Adviser's historical general and administrative expenses for the period, $585,164 which have been allocated to the Company or have been capitalized by the Company have been excluded from the pro-forma totals.

(3) Includes pro forma adjustments as follows:

   o Rental income, which reflects historical rental income of the operating properties, is included from Partnership properties which have not been consolidated by the Company. Six of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company. These properties were acquired through joint ventures with AAA Net Realty Funds X and XI, Ltd.

   o Interest income is included from a $215,000 note receivable acquired along with the Partnership properties. The note bears interest at 10%, is payable in monthly installments of $3,000 plus interest and matures on October 6, 2006. The note was owned by two Partnerships. This pro forma adjustment includes interest income from 50% of the note.

   o Depreciation is included based upon the purchase price which represents the fair market value of the buildings over 33 years. The purchase price of the properties has been allocated 70% to buildings and 30% to land.

   o Interest expense on notes payable to certain limited partners computed at 6% of the outstanding balance.

   o General and administrative expenses are included primarily for legal and professional fees.

   o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.





                                   F-44





                      PART I - FINANCIAL INFORMATION

Item 1. Financial Statements

                                AMREIT, INC.
                        CONSOLIDATED BALANCE SHEET
                              JUNE 30, 1998
                               (Unaudited)


 ASSETS
 Cash and cash equivalents                                                $ 1,377,760
 Accounts receivable                                                          170,055
 Property:
   Escrow deposits                                                             35,000
   Land                                                                     9,106,583
   Buildings                                                               14,314,991
   Construction in progress                                                 3,415,681
   Furniture, fixture and equipment                                            63,960
                                                                           26,936,215
   Accumulated depreciation                                                  (472,018)
     Total property                                                        26,464,197
 Net investment in direct financing leases                                  3,166,333
 Other assets:
   Preacquisition costs                                                       430,972
   Accrued rental income                                                      199,304
   Organization costs, net of accumulated amortization of $255,049             58,719
     Total other assets                                                       688,995
 TOTAL ASSETS                                                             $31,867,340

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Liabilities:
   Notes payable                                                          $ 8,732,150
   Accounts payable                                                           157,070
   Security deposit                                                            15,050
     TOTAL LIABILITIES                                                      8,904,270
 Minority interest                                                          5,236,013
 Commitments (Note 7)
 Shareholders' equity:
   Preferred stock, $.01 par value, 10,000,000 shares authorized, none issued
   Common stock, $.01 par value, 100,000,000 shares authorized,
     2,374,306 shares issued and outstanding                                   23,743
   Capital in excess of par value                                          21,554,401
   Accumulated distributions in excess of earnings                         (3,851,087)
     TOTAL SHAREHOLDERS' EQUITY                                            17,727,057
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                               $31,867,340

 See Notes to Consolidated Financial Statements.


                                          F-45



                                 AMREIT, INC.
                      CONSOLIDATED STATEMENTS OF INCOME
      FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 1998 AND JUNE 30, 1997
                                (Unaudited)

                                                            Quarter                  Year to Date
                                                       1998         1997         1998         1997
 Revenues:
   Rental income from operating leases             $   527,197   $  270,976   $   963,206   $ 523,586
   Earned income from direct financing leases           85,151       84,885       170,254     169,726
   Advisory fee income                                  12,931            -        12,931           -
   Interest income                                      20,940       43,819        40,722      73,347

     Total revenues                                    646,219      399,680     1,187,113     766,659

 Expenses:
   General operating and administrative                 92,552       33,404       161,345      64,948
   Reimbursements and fees to related party             40,140       13,308        57,800      27,000
   Interest                                             10,936        3,000        37,831       6,000
   Depreciation                                         73,796       31,483       130,745      59,920
   Amortization                                         15,689       15,689        31,377      31,377
   Merger costs (Note 5)                             2,339,635            -     2,389,918           -
   Potential acquisition costs                          50,702            -       182,741           -

     Total expenses                                  2,623,450       96,884     2,991,757     189,245

 Income (loss) before minority interest in
   net income of consolidated joint ventures        (1,977,231)     302,796    (1,804,644)    577,414

 Minority interest in net income of consolidated
   joint ventures                                     (127,709)    (101,015)     (263,068)   (194,466)

 Net income (loss)                                 $(2,104,940)  $  201,781   $(2,067,712)  $ 382,948


 Basic earnings (loss) per share                   $     (0.95)  $     0.14   $     (1.00)  $    0.28
 Diluted earnings (loss) per share                 $     (0.95)  $     0.13   $     (1.00)  $    0.26

 Weighted average number of common shares
   outstanding                                       2,222,662    1,478,854     2,075,216   1,392,503
 Weighted average number of common shares
   outstanding plus dilutive potential
   common shares                                     2,222,662    1,540,333     2,075,216   1,453,982

  See Notes to Consolidated Financial Statements.


                                                      F-46


                                AMREIT, INC.
                   CONSOLIDATED STATEMENTS OF CASH FLOWS
      FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 1998 AND JUNE 30, 1997
                                (Unaudited)

                                                                     Quarter                  Year to Date
                                                               1998          1997         1998         1997

 Cash flows from operating activities:
   Net income (loss)                                      $(2,104,940)  $  201,781   $(2,067,712)   382,948
   Adjustments to reconcile net income (loss) to net cash
     flows from operating activities:
       Amortization                                            15,689       15,689        31,377     31,377
       Depreciation                                            73,796       31,483       130,745     59,920
       Merger costs                                         2,283,322            -     2,283,322          -
       Decrease (increase) in accounts receivable            (132,009)           -       (45,455)     5,119
       Increase (decrease)  in accounts payable               155,528       (5,200)       62,752     (1,791)
       Cash receipts from direct financing leases
         less than income recognized                           (2,593)      (2,328)       (5,137)    (4,612)
       Decrease (increase) in escrow deposits, net of
         minority interest partners                           (24,000)      38,250       (23,900)    38,250
       Increase in accrued rental income                         (883)     (19,473)      (31,125)   (38,946)
       Increase in other assets                                     -      (47,083)            -    (47,083)
       Increase in minority interest                          127,709      101,015       263,068    194,466
         Net cash provided by operating activities            391,619      314,134       597,935    619,648

 Cash flows from investing activities:
   Acquisition of real estate                                (947,694)  (1,517,005)   (4,679,217)(1,519,004)
   Change in preacquisition costs                             (29,210)     (75,256)      (58,286)  (155,700)
     Net cash used in investing activities                   (976,904)  (1,592,261)   (4,737,503)(1,674,704)

 Cash flows from financing activities:
   Proceeds from issuance of stock, net                     1,337,108    1,769,564     2,479,782  3,143,471
   Proceeds from (reduction of) notes payable                (134,141)           -     2,653,254          -
   Distributions paid to shareholders                        (387,634)    (258,652)     (729,599)  (486,038)
   Distributions to minority interest partners               (147,761)    (103,712)     (287,849)  (198,425)
     Net cash provided by financing activities                667,572    1,407,200     4,115,588  2,459,008

 Net increase (decrease) in cash and cash equivalents          82,287      129,073       (23,980) 1,403,952
 Cash and cash equivalents at beginning of period           1,295,473    2,891,190     1,401,740  1,616,311
 Cash and cash equivalents at end of period               $ 1,377,760   $3,020,263   $ 1,377,760 $3,020,263


 Supplemental disclosure of non-cash financing activities:

   Real estate contributed by partners of the
     consolidated joint ventures                          $         -   $1,392,780   $         - $1,392,780

   Issuance of stock in lieu of note payment              $   170,000   $        -   $   170,000 $        -

   Issuance of stock in connection with Merger            $ 2,244,380   $        -   $ 2,244,380 $        -


 See Notes to Consolidated Financial Statements.


                                                      F-47


                               AMREIT, INC.

               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 1998 AND JUNE 30, 1997
                               (Unaudited)


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    AmREIT, Inc. ("the Company"), formerly American Asset Advisers Trust, Inc., was incorporated on August 17, 1993 as a Maryland corporation. The initial issuance of 20,001 shares of stock for $200,010 was to American Asset Advisers Realty Corporation ("AAA"). Commencing March 17, 1994, the Company offered up to 2,000,000 additional shares of common stock together with 1,000,000 warrants. The warrants were exercisable at $9 per share until March 15, 1998. The offering period of the initial public offering terminated on March 15, 1996 with 1,008,252 shares being issued. In addition, 57,316 shares were issued from the exercise of the Warrants. On June 18, 1996, the Company commenced a follow-on offering of up to 2,853,659 additional shares of its common stock. The offering was terminated on May 22, 1998 with 1,056,946 shares being issued.

    The Company was formed with the intention to qualify and to operate as a real estate investment trust under federal tax laws. The Company will acquire commercial and industrial properties using invested and borrowed funds.

    The consolidated financial statements include the accounts of AmREIT, Inc., its wholly-owned subsidiaries and its six joint ventures with related parties. All significant intercompany accounts and transactions have been eliminated in consolidation. The Company owns greater than 50% of these joint ventures and exercises control over operations.

    The financial records of the Company are maintained on the accrual basis of accounting whereby revenues are recognized when earned and expenses are reflected when incurred.

    For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. There has been no cash paid for income taxes during 1998 or 1997. For the three and six months ended June 30, 1998, the Company paid interest of $163,015 and $316,518, respectively, of which $152,079 and $278,687 were capitalized on properties under construction. There was no other cash paid for interest during the first six months of 1998 or 1997.

    Real estate is leased to others on a net lease basis whereby all operating expenses related to the properties including property taxes, insurance and common area maintenance are the responsibility of the tenant. The leases are accounted for under the operating method or the direct financing method.

    Under the operating lease method, the properties are recorded at cost. Rental income is recognized ratably over the life of the lease and depreciation is charged based upon the estimated useful life of the property.

    Under the direct financing lease method, properties are recorded at their net investment. Unearned income is deferred and amortized to income over the life of the lease so as to produce a constant periodic rate of return.

                                                    F-48

    Expenditures related to the development of real estate are carried at cost plus capitalized carrying charges, acquisition costs and development costs. Carrying charges, primarily interest and loan acquisition costs, and direct and indirect development costs related to buildings under construction are capitalized as part of construction in progress. The Company capitalizes acquisition costs once the acquisition of the property becomes probable.

    Management reviews its properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets, including accrued rental income, may not be recoverable through operations. Management determines whether an impairment in value occurred by comparing the estimated future cash flows (undiscounted and without interest charges), including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, a loss will be recorded for the amount by which the carrying value of the asset exceeds its fair value.

    Buildings are depreciated using the straight-line method over an estimated useful life of 39 years.

    Organization costs incurred in the formation of the Company are amortized on a straight-line basis over five years.

    Issuance costs incurred in the raising of capital through the sale of common stock are treated as a reduction of shareholders' equity.

    The Company is qualified as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, and is, therefore, not subject to Federal income taxes provided it meets all conditions specified by the Internal Revenue Code for retaining its REIT status, including the requirement that at least 95% of its real estate investment trust taxable income is distributed by March 15 of the following year.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    The Company believes the carrying value of financial instruments consisting of cash, cash equivalents, accounts receivable and accounts and notes payable approximate their fair value.

    The accompanying unaudited financial statements have been prepared in accordance with the instructions to Form 10-QSB and do not include all of the disclosures required by generally accepted accounting principles. The financial statements reflect all normal and recurring adjustments which are, in the opinion of management, necessary to present a fair statement of results for the three and six month periods ended June 30, 1998 and June 30, 1997.

    The financial statements of AmREIT, Inc. contained herein should be read in conjunction with the financial statements included in the Company's annual report on Form 10-KSB for the year ended December 31, 1997.

                                                F-49

2.  NOTES PAYABLE

    In December 1997, the Company entered into an amended and restated unsecured revolving credit agreement (the "Amended Credit Agreement") with a borrowing capacity up to $15,000,000 through February 1999. The actual amount available to the Company is dependent on certain covenants such as the value of unencumbered assets. The Amended Credit Agreement bears interest at 2.00% over varying London Interbank Offered Rates and it is being used to acquire additional properties. As of June 30, 1998, $8,568,884 was outstanding under the Amended Credit Agreement.

    In addition, the Company has a note payable to its president in the amount of $163,266 plus accrued interest totaling $925 as of June 30, 1998. This note is unsecured, payable upon demand and bears interest at 8%. Interest incurred on this note was $925 in the second quarter of 1998.

3.  MAJOR TENANTS

    The following schedule summarizes rental income by lessee for the three and six months ended June 30, 1998 and June 30, 1997:

                                         Quarter              Year to Date
                                     1998      1997          1998      1997

  Tandy Corporation                 $27,225   $27,225       $54,450   $54,450
  America's Favorite Chicken Co.     24,566    24,482        49,132    48,964
  Blockbuster Music Retail, Inc.     94,476    94,476       188,952   188,952
  One Care Health Industries, Inc.   50,409    50,409       100,818   100,818
  Just For Feet, Inc.               188,847   119,820       373,399   221,230
  Bank United                        39,449    39,449        78,898    78,898
  Hollywood Entertainment Corp.      68,290         -       140,427         -
  OfficeMax, Inc.                   119,086         -       147,384         -

                                    612,348   355,861     1,133,460   693,312


4.  EARNINGS PER SHARE

    Basic earnings per share has been computed by dividing net income by the weighted average number of common shares outstanding. Diluted earnings per share has been computed by dividing net income (as adjusted) by the weighted average number of common shares outstanding plus dilutive potential common shares.

5.  MERGER TRANSACTION

    On June 5, 1998, the Company's shareholders voted to approve an agreement and plan of merger with AAA, whereby the stockholder of AAA agreed to exchange 100% of the outstanding shares of common stock of AAA for up to 900,000 shares (the "Share Consideration") of the Company's common stock (the "Merger"). The common stock of AAA was wholly owned by the president and director of the Company. As a result of the Merger, the Company became a fully integrated, self-administered real estate investment trust ("REIT") effective June 5, 1998. Effective June 5, 1998, 213,260 shares will be paid and the balance (the "Share Balance") of the Share Consideration is to be paid over time to the extent certain goals are achieved after the Merger. The market value of the common shares to be issued effective June 5, 1998 was $2,185,915 of which $58,465 was allocated to the net tangible assets acquired and the difference of $2,127,450 was accounted

                                                F-50

    for as expenses incurred in acquiring AAA from a related party. In addition, in connection with the Merger, the Company incurred costs during the three and six months ended June 30, 1998 of $212,185 and $262,468, respectively, consisting primarily of legal and accounting fees, valuation opinions and fairness opinions. For accounting purposes, AAA was not considered a "business" for purposes of applying APB Opinion No. 16, "Business Combinations," and therefore, the market value of the common shares issued in excess of the fair value of the net tangible assets acquired was charged to expense rather than capitalized as goodwill. To the extent the Share Balance is paid over time, the market value of the common shares issued will also be charged to expense. Upon consummation of the Merger on June 5, 1998, certain employees of AAA became employees of the Company, and any obligation to pay fees under the advisor agreement between the Company and AAA was terminated.

6.  RELATED PARTY TRANSACTIONS

    See Note 5 regarding the Merger.

    Related Party Transactions Subsequent to the Merger:

    Beginning June 5, 1998, the Company provides property acquisition, leasing, administrative and management services for eleven affiliated real estate limited partnerships (the "Partnerships"). The president and director of the Company owns between 80% and 100% of the stock of the companies that serve as the general partner of the Partnerships. Reimbursements and fees of $12,931 were paid by the Partnerships to the Company for the three and six months ended June 30, 1998.

    Related Party Transactions Prior to the Merger:

    The Company had entered into an Omnibus Services Agreement with AAA whereby AAA provided property acquisition, leasing, administrative and management services for the Company. Reimbursements and fees of $40,140 and $57,800 were incurred and charged to expense for the three and six months ended June 30, 1998, respectively. Reimbursements and fees of $13,308 and $27,000 were incurred and charged to expense for the three and six months ended June 30, 1997, respectively.

    AAA had incurred certain costs in connection with the organization and syndication of the Company. Reimbursement of these costs become obligations of the Company in accordance with the terms of the offering. Costs of $37,190 and $56,164 were incurred by AAA for the three and six months ended June 30, 1998, respectively, in connection with the issuance and marketing of the Company's stock. Costs of $48,848 and $86,840 were incurred by AAA for the three and six months ended June 30, 1997, respectively, in connection with the issuance and marketing of the Company's stock. These costs are reflected as issuance costs and are recorded as a reduction to capital in excess of par value.

    Acquisition fees, including real estate commissions, finders fees, consulting fees and any other non-recurring fees incurred in connection with locating, evaluating and selecting properties and structuring and negotiating the acquisition of properties are included in the basis of the properties. Acquisition fees of $67,961 and $123,389 were incurred and paid to AAA for the three and six months ended June 30, 1998, respectively. Acquisition fees of $156,712 and $236,775 were incurred and paid to AAA for the three and six months ended June 30, 1997, respectively. Acquisition fees paid to AAA included $430,972 that was earned prior to purchasing certain properties.

                                                   F-51

    On October 16, 1997, the Company entered into a joint venture with AAA Net Realty XI, Ltd., an entity with common management. The joint venture was formed to purchase a property, which is being operated as a Hollywood Video store in Lafayette, Louisiana. The property was purchased on October 31, 1997 after the construction was completed. The Company's interest in the joint venture is 74.58%.

    On February 11, 1997, the Company entered into a joint venture with AAA Net Realty XI, Ltd. The joint venture was formed to purchase a property, which is being operated as a Just For Feet retail store in Baton Rouge, Louisiana. The property was purchased on June 9, 1997 after the construction was completed. The Company's interest in the joint venture is 51%.

    On September 23, 1996, the Company entered into a joint venture with AAA Net Realty XI, Ltd. The joint venture was formed to purchase a parcel of land in The Woodlands, Texas upon which the tenant, Bank United, constructed a branch bank building at its cost. At the termination of the lease the improvements will be owned by the joint venture. The Company's interest in the joint venture is 51%.

    On April 5, 1996, the Company entered into a joint venture with AAA Net Realty Fund XI, Ltd. and AAA Net Realty Fund X, Ltd., entities with common management, to purchase a property which is being operated as a Just For Feet retail store in Tucson, Arizona. The property was purchased on September 11, 1996 after the construction was completed. The Company's interest in the joint venture is 51.9%.

    On September 12, 1995, the Company entered into a joint venture agreement with AAA Net Realty Fund XI, Ltd. to purchase a property, which is being operated as a Blockbuster
    Music Store in Wichita, Kansas. The Company's interest in the joint venture is 51%.

    On October 27, 1994, the Company entered into a joint venture agreement with AAA Net Realty Fund X, Ltd., an entity with common management. The joint venture was formed to purchase a property, which is being operated as a Blockbuster Music Store in Independence, Missouri. The Company's interest in the joint venture is 54.84%.

7.  COMMITMENTS

    At June 30, 1998, the Company is committed to incur additional costs of approximately $475,000 in connection with a property under development.

                                                 F-52


INDEPENDENT AUDITORS' REPORT

To the Board of Directors
American Asset Advisers Trust, Inc.

We have audited the accompanying consolidated balance sheet of American Asset Advisers Trust, Inc. (the "Company") as of December 31, 1997, and the related consolidated statements of income, shareholders' equity and cash flows for each of the two years in the period ended December 31, 1997. Our audits also included the financial statement schedule listed in the Index. These financial statements and the financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether
the financial statements are free of material misstatement.   An
audit includes examining, on a test basis, evidence supporting
the amounts and disclosures in the financial statements.   An
audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1997, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 1997 in conformity with generally accepted accounting principles. Also, in our opinion, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.





DELOITTE & TOUCHE LLP

Houston, Texas
March 10, 1998


                                   F-53


                   AMERICAN ASSET ADVISERS TRUST, INC.
                       CONSOLIDATED BALANCE SHEET
                            DECEMBER 31, 1997


ASSETS
 Cash and cash equivalents                                    $ 1,401,740
 Accounts receivable                                              124,600
 Property:
   Escrow deposits                                                 11,100
   Land                                                         6,379,675
   Land under development                                         750,000
   Buildings                                                    8,037,003
   Construction in progress                                     6,991,360
                                                               22,169,138
   Accumulated depreciation                                      (341,272)
     Total property                                            21,827,866
 Net investment in direct financing leases                      3,161,196
 Other assets:
   Prepaid acquisition costs                                      372,686
   Accrued rental income                                          168,179
   Organization costs, net of accumulated amortization
      OF $223,672                                                  90,096
     Total other assets                                           630,961
 TOTAL ASSETS                                                 $27,146,363

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Liabilities:
   Notes payable                                              $ 6,131,489
   Accounts payable                                               108,823
   Security deposit                                                15,050
     TOTAL LIABILITIES                                          6,255,362
 Minority interest                                              5,260,795
 Commitments (Note 10)
 Shareholders' equity:
   Preferred stock, $.01 par value, 10,000,000 shares
      authorized, none issued
   Common stock, $.01 par value, 100,000,000 shares
      authorized, 1,868,213 shares issued and outstanding          18,682
   Capital in excess of par value                              16,665,300
   Accumulated distributions in excess of earnings             (1,053,776)
     TOTAL SHAREHOLDERS' EQUITY                                15,630,206
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $27,146,363


See Notes to Consolidated Financial Statements.

                                        F-54


                     AMERICAN ASSET ADVISERS TRUST, INC.
                      CONSOLIDATED STATEMENTS OF INCOME


                                                For the Years Ended December 31,
                                                          1997          1996
Revenues:
  Rental income from operating leases                 $1,217,187    $ 780,768
  Earned income from direct financing leases             339,628      144,020
  Interest income                                        153,895      137,528

    Total revenues                                     1,710,710    1,062,316

Expenses:
  General operating and administrative                   112,464       84,414
  Reimbursements and fees to related party               106,504       37,910
  Interest                                                 6,000        5,000
  Depreciation and amortization                          208,769      175,533
  Potential acquisition costs                            282,890            -

    Total expenses                                       716,627      302,857

Income before minority interest in net income of
  consolidated joint ventures                            994,083      759,459

Minority interest in net income of consolidated
  joint ventures                                        (455,226)    (216,652)

Net income to common shareholders                     $  538,857    $ 542,807


Basic earnings per share                              $     0.34    $    0.51
Diluted earnings per share                            $     0.33    $    0.48

Weighted average number of common shares outstanding   1,563,048    1,066,353
Weighted average number of common shares outstanding
  plus dilutive potential common shares                1,624,217    1,127,832



See Notes to Consolidated Financial Statements.

                                     F-55


                    AMERICAN ASSET ADVISERS TRUST, INC.
             CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                                            Accumulated
                                                            Capital in     distributions
                                         Common Stock        excess of     in excess of
                                       Number     Amount     par value       earnings         Total

Balance at December 31, 1995          827,876   $ 8,279   $ 7,438,368    $    (304,724)   $ 7,141,923

  Net income                                -         -             -          542,807        542,807

  Distributions ($.71 per share)            -         -             -         (737,277)      (737,277)

  Issuance of common stock            377,049     3,770     3,810,883                -      3,814,653

  Stock issuance costs                      -         -      (468,404)               -       (468,404)

Balance at December 31, 1996        1,204,925    12,049    10,780,847         (499,194)    10,293,702

  Net income                                -         -             -          538,857        538,857

  Distributions ($.72 per share)            -         -             -       (1,093,439)    (1,093,439)

  Issuance of common stock            663,288     6,633     6,783,642                -      6,790,275

  Stock issuance costs                      -         -      (899,189)               -       (899,189)

Balance at December 31, 1997        1,868,213   $18,682   $16,665,300    $  (1,053,776)   $15,630,206



See Notes to Consolidated Financial Statements.


                                            F-56


                     AMERICAN ASSET ADVISERS TRUST, INC.
                   CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                For the Years Ended December 31,
                                                         1997            1996
Cash flows from operating activities:
  Net income                                        $   538,857     $  542,807
  Adjustments to reconcile net income to net cash
    flows from operating activities:
      Amortization                                       62,754         61,789
      Depreciation                                      146,015        113,744
      Increase in accounts receivable                  (119,481)        (5,119)
      Increase (decrease)  in accounts payable           72,588        (31,246)
      Cash receipts from direct financing leases
        greater (less) than income recognized            (9,398)         1,017
      Decrease (increase) in escrow deposits, net of
        minority interest partners                        27,150       (38,250)
      Increase in accrued rental income                  (93,554)      (50,780)
      Increase in minority interest                      455,226       216,652
        Net cash provided by operating activities      1,080,157       810,614

Cash flows from investing activities:
  Acquisition of real estate:
    Accounted for under the operating lease method   (3,668,365)    (1,695,146)
    Accounted for under the direct financing lease            -     (1,342,805)
    Land under development                             (750,000)             -
    Construction in progress                         (6,991,360)             -
  Change in prepaid acquisition costs                  (298,350)         3,425
    Net cash used in investing activities           (11,708,075)    (3,034,526)

Cash flows from financing activities:
  Proceeds from issuance of stock, net                5,891,086      3,346,249
  Prepaid issuance costs                                101,399       (101,399)
  Proceeds from note payable                          5,981,489              -
  Distributions paid to shareholders                 (1,093,439)      (737,277)
  Distributions to minority interest partners          (467,188)      (232,311)
    Net cash provided by financing activities        10,413,347      2,275,262

Net (decrease) increase in cash and cash
  equivalents                                          (214,571)        51,350
Cash and cash equivalents at beginning of year        1,616,311      1,564,961
Cash and cash equivalents at end of year            $ 1,401,740     $1,616,311

Supplemental disclosure of non-cash financing
  activities:
  Real estate and escrow deposit contributed by
    partners of the consolidated joint ventures
      (minority interest)                           $ 1,677,659     $2,051,337


 See Notes to Consolidated Financial Statements.


                                    F-57


                   AMERICAN ASSET ADVISERS TRUST, INC.
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS AND NATURE OF OPERATIONS

American Asset Advisers Trust, Inc. ("the Company") was incorporated on August 17, 1993 as a Maryland corporation. The initial issuance of 20,001 shares of stock for $200,010 was to American Asset Advisers Realty Corporation ("AAA"). Commencing March 17, 1994, the Company offered up to 2,000,000 additional shares of common stock together with 1,000,000 warrants. The warrants were exercisable at $9 per share between March 17, 1997 and March 15, 1998. As of December 31, 1997, 501,583
warrants were outstanding. The offering period of the initial public offering terminated on March 15, 1996 with 1,008,252 shares being issued. On June 18, 1996, the Company commenced a follow-on offering of up to 2,853,659 additional shares of its common stock. The offering will terminate June 17, 1998 unless terminated earlier. As of December 31, 1997, 839,960 shares in this second offering were issued, bringing the total shares issued and outstanding to 1,868,213 shares.

The Company was formed to acquire commercial and industrial real estate properties using invested and borrowed funds. The selection, acquisition and supervision of the operation of the properties are managed by AAA, a related party.

BASIS OF CONSOLIDATION

The consolidated financial statements include the accounts of American Asset Advisers Trust, Inc. and its six joint ventures with related parties. The Company owns greater than 50% of these joint ventures and exercises control over operations.

BASIS OF ACCOUNTING

The financial records of the Company are maintained on the accrual basis of accounting whereby revenues are recognized when earned and expenses are recorded when incurred.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds.

REAL ESTATE

Real estate is leased to others on a net lease basis whereby all operating expenses related to the properties, including property taxes, insurance and common area maintenance are the responsibility of the tenant. The leases are accounted for under the operating lease method or the direct financing lease method.

                                   F-58

Under the operating lease method, the properties are recorded at cost. Rental income is recognized ratably over the life of the lease and depreciation is charged based upon the estimated useful life of the property. Under the direct financing lease method, properties are recorded at their net investment (see
Note 3). Unearned income is deferred and amortized to income over the life of the lease so as to produce a constant periodic rate of return.

Expenditures related to the development of real estate are carried at cost plus capitalized carrying charges, acquisition costs and development costs. Carrying charges, primarily interest and loan acquisition costs, and direct and indirect development costs related to buildings under construction are capitalized as part of construction in progress. Interest of $132,950 was capitalized on properties under construction during 1997.

The Company obtains an appraisal on each property prior to a property's acquisition and also performs an annual valuation update to evaluate potential impairment for each property for which an appraisal is older than twelve months. This valuation is based on capitalization of income for each property, a review of current market conditions and any significant events or factors which would indicate a potential impairment to the value of a property.

DEPRECIATION

Buildings are depreciated using the straight-line method over an estimated useful life of 39 years.

ORGANIZATION COSTS

Organization costs incurred in the formation of the Company are amortized on a straight-line basis over five years.

STOCK ISSUANCE COSTS

Issuance costs incurred in the raising of capital through the sale of common stock are treated as a reduction of shareholders' equity.

STATEMENT OF CASH FLOWS - SUPPLEMENTAL INFORMATION

No cash was paid for interest during 1997 or 1996.

FEDERAL INCOME TAXES

The Company is qualified as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, and is, therefore, not subject to Federal income taxes provided it meets all conditions specified by the Internal Revenue Code for retaining its REIT status, including the requirement that at least 95% of its real estate investment trust taxable income is distributed by March 15 of the following year.

                                   F-59

EARNINGS PER SHARE

Basic earnings per share has been computed by dividing net income to common shareholders by the weighted average number of common shares outstanding. Diluted earnings per share has been computed by dividing net income to common shareholders (as adjusted) by the weighted average number of common shares outstanding plus dilutive potential common shares.

The following table presents information necessary to calculate basic and diluted earnings per share for the periods indicated, with 1996 being restated to conform with the requirements of the Statement of Financial Accounting Standards No. 128,
Earnings Per Share, described below:


                                                           For the Year Ended December 31,
                                                                  1997            1996
BASIC EARNINGS PER SHARE
  Weighted average common shares outstanding                   1,563,048        1,066,353
    Basic earnings per share                                 $       .34      $       .51

DILUTED EARNINGS PER SHARE
  Weighted average common shares outstanding                   1,563,048        1,066,353
  Shares issuable from assumed conversion of warrants             61,169           61,479
  Weighted average common shares outstanding, as adjusted      1,624,217        1,127,832
    Diluted earnings per share                               $       .33      $       .48

EARNINGS FOR BASIC AND DILUTED COMPUTATION
  Net income to common shareholders (basic and diluted
    earnings per share computation)                          $   538,857      $   542,807


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company believes the carrying value of financial instruments consisting of cash, cash equivalents, accounts receivable and accounts and notes payable approximate their fair value.

NEW ACCOUNTING PRONOUNCEMENTS

In February 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 128, Earnings Per Share. SFAS No. 128, which was effective for periods ending after December 15, 1997, specifies the computation, presentation and disclosure requirements of earnings per share and supercedes Accounting Principles Board Opinion No. 15. SFAS No. 128 requires a dual presentation of basic and diluted earnings per share. Basic earnings per share, which excludes the impact of common share equivalents, replaces primary earnings per share. Diluted earnings per share, which utilizes the average market price per share as opposed to the

                                   F-60

greater of the average market price per share or ending market price per share when applying the treasury stock method in determining common share equivalents, replaces fully diluted earnings per share.

In February 1997, the FASB also issued SFAS No. 129, Disclosure of Information about Capital Structure, which establishes standards for disclosing information about an entity's capital structure. SFAS No. 129 was effective for periods ending after December 15, 1997. The adoption of SFAS No. 129 did not impact the Company's capital structure disclosures as the Company was already in compliance with this SFAS.

In June 1997, the FASB issued SFAS No. 130, Reporting Comprehensive Income, and SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information. SFAS No. 130 establishes standards for reporting and displaying comprehensive income and its components. SFAS No. 131 establishes standards for the way that public business enterprises report information about operating segments and related information in interim and annual financial statements. SFAS No. 131 will not impact the Company's financial statements as it reports as a single segment. SFAS Nos. 130 and 131 are effective for periods beginning after December 15, 1997. Management is evaluating what, if any, additional disclosures or reporting may be required upon the implementation of SFAS No. 130.

2. OPERATING LEASES

A summary of minimum future rentals, exclusive of any renewals, under noncancellable operating leases in existence at December
31, 1997 is as follows:

               1998                          $     1,510,662
               1999                          $     1,536,879
               2000                          $     1,561,707
               2001                          $     1,570,744
               2002                          $     1,605,727
               2003-2016                     $    11,005,543

3. NET INVESTMENT IN DIRECT FINANCING LEASES

The Company's net investment in its direct financing leases at December 31, 1997 included:


Minimum lease payments receivable            $     7,110,814
Unguaranteed residual value                        1,557,904
Less: Unearned income                              5,507,522
                                             $     3,161,196

A summary of minimum future rentals, exclusive of any renewals, under the noncancellable direct financing leases are summarized as follows:

               1998                          $      330,229
               1999                          $      333,165
               2000                          $      336,590
               2001                          $      343,251
               2002                          $      363,233
               2003-2016                     $    5,404,346

                                 F-61

4. CONSOLIDATED JOINT VENTURES

The Company consolidates all of its joint ventures due to its ability to control operations.

On October 16, 1997, the Company entered into a joint venture with AAA Net Realty XI, Ltd., an entity with common management. The joint venture was formed for the purchase of a property, which is being operated as a Hollywood Video store in Lafayette, Louisiana. The property was purchased on October 31, 1997 after the construction was completed. The Company's interest in the joint venture is 74.58%.

On February 11, 1997, the Company entered into a joint venture with AAA Net Realty XI, Ltd. The joint venture was formed for the purchase of a property, which is being operated as a Just For Feet retail store in Baton Rouge, Louisiana. The property was purchased on June 9, 1997 after the construction was completed. The Company's interest in the joint venture is 51%.

On September 23, 1996, the Company formed a joint venture, AAA Joint Venture 96-2, with AAA Net Realty Fund XI, Ltd. The joint venture was formed for the purpose of acquiring a parcel of land in The Woodlands, Texas upon which the tenant, Bank United, constructed a branch bank building at its cost. At the termination of the lease the improvements will be owned by the joint venture. The Company's interest in the joint venture is 51%.

On April 5, 1996, the Company formed a joint venture, AAA Joint Venture 96-1, with AAA Net Realty Fund XI, Ltd. and AAA Net Realty Fund X, Ltd., entities with common management, for the purpose of acquiring a property which is being operated as a Just For Feet retail store in Tucson, Arizona. The property was purchased on September 11, 1996 after construction was completed. The Company's interest in the joint venture is 51.9%.

On September 12, 1995, the Company formed a joint venture, AAA Joint Venture 95-2, with AAA Net Realty Fund XI, Ltd. for the purpose of acquiring a property in Wichita, Kansas on lease to Blockbuster Music Retail, Inc. The Company's interest in the joint venture is 51%.

On October 27, 1994, the Company formed a joint venture, AAA Joint Venture 94-1, with AAA Net Realty Fund X, Ltd. for the purpose of acquiring a property in Independence, Missouri on lease to Blockbuster Music Retail, Inc. The Company's interest in the joint venture is 54.84%.

5. NOTES PAYABLE

In December 1997, the Company entered into an amended and restated unsecured revolving credit agreement (the "Amended Credit Agreement") with a borrowing capacity up to $15,000,000 through February 1999. The actual amount available to the Company is dependent on certain covenants such as the value of unencumbered assets. The Amended Credit Agreement currently bears interest at 2.00% over varying London Interbank Offered Rates and it is being used to acquire additional properties. As of December 31, 1997, $5,981,489 was outstanding under the Amended Credit Agreement.

In addition, the Company has a note payable to its president in the amount of $150,000 plus accrued interest totaling $17,000 as of December 31, 1997. This note is unsecured, payable upon demand and bears interest at 8%. Interest incurred on this note was $12,000 in 1997 (of which $6,000 was capitalized) and $5,000 in 1996.

                                    F-62

6. MAJOR TENANTS

The Company's operations are related to the acquisition and
leasing of commercial real estate properties. The following
schedule summarizes rental income by lessee for 1997 and 1996 under both operating lease and direct financing lease methods of accounting:
                                                             1997        1996
Tandy Corporation (Mesquite, Texas)                      $ 108,900   $ 108,900

America's Favorite Chicken Company (Smyrna, Georgia)        97,931      91,875

Blockbuster Music Retail, Inc. (Independence, Missouri
          and Wichita, Kansas)                             377,901     377,901

OneCare Health Industries, Inc. (Houston, Texas)           201,638     201,638

Just For Feet, Inc. (Tucson, Arizona and Baton Rouge,
          Louisiana)                                       590,192     123,244

Bank United (The Woodlands, Texas and Houston, Texas)      157,801      21,230

Hollywood Entertainment Corp. (Lafayette, Louisiana and
          Ridgeland, Mississippi)                           22,452           -

Total                                                   $1,556,815   $ 924,788

7. FEDERAL INCOME TAXES

The differences between net income for financial reporting purposes and taxable income before distribution deductions relate primarily to temporary differences and to certain organization costs which are amortized for financial reporting purposes only.

For income tax purposes, distributions paid to shareholders consist of ordinary income, capital gains and return of capital as follows:

                                       1997          1996
Ordinary Income                   $   795,918   $   545,967

Capital gains                               -             -

Return of capital                     297,521       191,310

                                  $ 1,093,439   $   737,277

8. RELATED PARTY TRANSACTIONS

AAA owns 20,001 shares of the Company's stock. The common stock of AAA is wholly owned by the president and director of the Company. In addition, the Company has entered into an Omnibus Services Agreement with AAA whereby AAA provides property acquisition, leasing, administrative and management services for the Company. Reimbursements and fees of $106,504 and $37,910 were incurred and charged to expense in 1997 and 1996, respectively.

                                    F-63

AAA has incurred certain costs in connection with the organization and syndication of the Company. Reimbursement of these costs become obligations of the Company in accordance with the terms of the offering. Costs of $164,985 and $98,494 were incurred by AAA in 1997 and 1996, respectively, in connection with the issuance and marketing of the Company's stock. These costs are reflected as issuance costs and are recorded as a reduction to capital in excess of par value.

Acquisition fees, including real estate commissions, finders fees, consulting fees and any other non-recurring fees incurred in connection with locating, evaluating and selecting properties and structuring and negotiating the acquisition of properties are included in the basis of the properties. Acquisition fees of $1,059,805 and $222,785 were incurred and paid to AAA during 1997 and 1996, respectively. Acquisition fees paid to AAA in 1997 included $372,686 that was earned prior to purchasing certain properties.

On August 8, 1997, the Company entered into a loan agreement as the lender with AmReit Development Corp., an entity with common management, in the amount of $2,247,254 for the purpose of developing a property in Lake Jackson, Texas that will be acquired by the Company upon completion of the property. As of December 31, 1997, $1,928,974 was outstanding on the loan. The loan bears interest at the prime lending rate and matures on May 1, 1998.

On September 18, 1997, the Company entered into a loan agreement as the lender with Centurion Video, Ltd. in the amount of $1,153,794 for the purpose of developing a property in Ridgeland, Mississippi that was acquired by the Company upon completion of the property. AAA Net Developers, Ltd., an entity with common management, was the limited partner in Centurion Video, Ltd. As of December 31, 1997, the loan was repaid in full. The loan had interest at the prime lending rate plus .5%.

See Note 4 for joint venture agreements with related parties.

9. PROPERTY ACQUISITIONS IN 1997

On December 30, 1997, the Company acquired a newly constructed property on lease to Hollywood Entertainment Corporation for the purchase price of $1,285,854. The property is being operated as a Hollywood Video store in Ridgeland, Mississippi. The lease agreement extends for fifteen years, however the tenant has the option to renew the lease for four additional terms of five years each. The lease has provisions for an escalation in the rent after the fifth year of the lease. The Company did not record any income from Hollywood Entertainment Corporation in 1997 related to this property.

On October 31, 1997, the Company acquired a 74.58% interest in a newly constructed property on lease to Hollywood Entertainment Corporation through a joint venture with an entity with common management for the purchase price of $863,407. The property is being operated as a Hollywood Video store in Lafayette, Louisiana. The lease agreement extends for fifteen years, however the tenant has the option to renew the lease for four additional terms of five years each. The lease has provisions for an escalation in the rent after the fifth year of the lease. The Company recorded $22,452 of income from Hollywood Entertainment Corporation in 1997.

On June 9, 1997, the Company acquired a 51% interest in a newly constructed property on lease to Just For Feet, Inc. through a joint venture with an entity with common management for the purchase price of $1,517,005. The property is being operated as a Just For Feet retail store in Baton Rouge, Louisiana. The

                                    F-64

lease agreement extends for fifteen years, however the tenant has the option to renew the lease for two additional terms of five years each. The lease has provisions for an escalation in the rent after the fifth and tenth years of the lease. The Company recorded $184,296 of income from this Just For Feet location in 1997.

As no buildings had previously been constructed on any of the properties acquired by the Company during 1997, the rental income received by the Company from these properties represents the initial results of operations. Consequently, no pro-forma information is presented.

10. COMMITMENTS

At December 31, 1997, the Company is committed to incur additional costs of approximately $3,880,000 in connection with properties under development.

At a special meeting of the Company's Board of Directors held on December 31, 1997, the Board of Directors, other than Mr. H. Kerr Taylor, who abstained from the vote due to his interest in the transaction, approved the Company's becoming a self-managed REIT through the acquisition of AAA. In pursuing this acquisition, the Company will incur additional costs of approximately $100,000. Such costs incurred in 1997 of $282,890 were charged to expense. If approved by the shareholders and consummated, the Company will initially issue 213,260 shares. The fair market value of the shares paid in consideration will be charged to expense. In addition, the Company may issue 686,740 additional shares upon the achievement of certain goals. The fair market value of such shares will be charged to expense.


                                         F-65


                      INDEPENDENT AUDITORS' REPORT

To the Board of Directors of AmREIT
(formerly American Asset Advisers Trust, Inc.)

We have audited the accompanying combined statements of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of real estate properties anticipated to be acquired (as disclosed at Note 1 of the combined statement of revenues and certain expenses) (the "Acquired Properties") for the years ended December 31, 1997 and 1996. These combined financial statements are the responsibility of the management of the Acquired Properties. Our responsibility is to express an opinion on the combined statements of revenues and certain expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenues and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statements of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statements of revenues and certain expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying combined statements of revenues and certain expenses were prepared for the purpose of inclusion in a proxy statement to be filed on Schedule 14A of AmREIT. Material amounts, described in Note 1 to the combined statements of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties are excluded and the statements are not intended to be a complete presentation of the revenues and expenses of these properties.

In our opinion, such combined statements of revenues and certain expenses presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of the various real estate properties (as disclosed at Note 1 of the combined statements of revenues and certain expenses) for the years ended December 31, 1997 and 1996 in conformity with generally accepted accounting principles.





DELOITTE & TOUCHE LLP

Houston, Texas
May 27, 1998

                                   F-66



          COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
          OF REAL ESTATE PROPERTIES ANTICIPATED TO BE ACQUIRED


                                       Years ended               Six months ended
                                       December 31,                  June 30,
                                    1997         1996          1998            1997
                                                                   (Unaudited)
REVENUES
Rental income from operating
  leases                        $ 2,089,958  $ 2,059,305  $ 1,108,357    $ 1,041,514
Earned income from direct
  financing leases                   70,026       63,727       35,188         35,010

TOTAL REVENUES                    2,159,984    2,123,032    1,143,545      1,076,524

EXPENSES
Property expenses                     3,368        5,405        1,786          2,739

TOTAL EXPENSES                        3,368        5,405        1,786          2,739


REVENUES IN EXCESS OF
  CERTAIN EXPENSES              $ 2,156,616  $ 2,117,627  $ 1,141,759    $ 1,073,785




See Notes to Financial Statements

                                         F-67



         NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF
               REAL ESTATE PROPERTIES ANTICIPATED TO BE ACQUIRED

                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


Note 1-Description and summary of significant accounting policies

Description

The operations of the following Acquired Properties are included in the accompanying combined statements for the years ended
December 31, 1997 and 1996:

Steak and Ale (Houston, TX)           Goodyear Tire (Carrollton, TX)
Bank of America (Houston, TX)         Foodmaker - JackIn The Box (Dallas, TX)
Taco Bell (Houston, TX)               Baptist Memorial Health (Memphis, TN)
Pizza Inn (Clute, TX)                 Payless Shoes - WaldenBooks (Austin, TX)
Whataburger (Clute, TX)               Golden Corral (Houston, TX)
La Petite Academy (Houston, TX)       Golden Corral (Humble, TX)
Whataburger (Dallas, TX)              TGI Friday's (Houston, TX)
Arandas Bakery (Houston, TX)          Goodyear Tire (Houston, TX)
AFC, Inc. - Church's (Houston, TX)    Computer City (Minnesota, MN)
Gannett - Billboard (Houston, TX)     AFC, Inc. - Popeye's (Atlanta, GA)
Discount Tire (Fort Worth, TX)        OneCare Health (Sugar Land, TX)
La Petite Academy (Houston, TX)       Blockbuster Video (Oklahoma City, OK)
Goodyear Tire (Dallas, TX)            Pier One Imports (Longmont, CO)

Basis of presentation

The accompanying financial statements are presented on a combined basis because the partnerships owning the properties have a common general partner and are under common management. Each of the properties are managed by an entity which was previously owned by the chairman, president and 10.6% shareholder of American Asset Advisers Trust, Inc. (the "Company"). On June 5, 1998, the entity merged into the Company. The chairman is also the general partner or a majority shareholder of the corporate general partner of the partnerships that currently own the properties.

The accompanying historical financial statement information is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, the accompanying combined financial statements include only expenses directly related to the operations of the properties. Expenses not directly related to the future operations of the properties, such as depreciation, amortization, management fees and professional fees, are not included in the accompanying combined financial statements.

                                    F-68

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition

Operating revenues are presented on the accrual basis of accounting. Rental income is recognized ratably over the life of the lease. Lease agreements do not provide for contingent rentals.

Interim Financial Statements

In the opinion of management all adjustments necessary for a fair presentation of such interim unaudited financial statements have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a full year.

Note 2-Operating leases

A summary of minimum future rentals, exclusive of any renewals, under non-cancelable operating leases in existence at December
31, 1997 is as follows:


          1998             $ 2,164,822

          1999               2,154,980

          2000               2,045,111

          2001               1,998,380

          2002               1,927,203

          2003-2016          7,921,351

                           $18,211,847

Note 3-Major tenants

Following is a summary of rental income by lessee for 1997 and 1996 who have contributed 10% or more of the total revenues:

                      Tenant                      1997       1996

          Golden Corral Corporation            $364,676   $364,676

          Tandy Corporation                    $366,516   $421,464


                                    F-69



                                   Annex Volume
                                       To
             AmREIT Joint Proxy and Consent Solicitation Statement
                                 and Prospectus
                            dated November ___, 1998



                                Table of Contents


Form of Agreement and Plan of Merger . . . . . . . . . . .Annex 1

Form of Amendment to Partnership Agreement . . . . . . . .Annex 2

Forms of the Note and Loan Agreement . . . . . . . . . . .Annex 3

Form of Bishop-Crown Fairness Opinion. . . . . . . . . . .Annex 4

Form of Houlihan Fairness Opinions . . . . . . . . . . . .Annex 5




                                     Form of
                          AGREEMENT AND PLAN OF MERGER




                                     ANNEX 1
            To AmREIT Joint Proxy and Consent Solicitation Statement
                                 and Prospectus
                            dated November ___, 1998



                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of July 1, 1998, is entered into by and between AmREIT, Inc., a Maryland real estate investment trust (the "REIT"), and [Name of Partnership], a Texas [Nebraska] limited partnership (the "Partnership"). [H. Kerr Taylor, on behalf of [himself as the individual General Partner and] [name of corporate General Partner], a Texas [Nebraska] corporation, the General Partner[s] of the Partnership (referred to herein as the "General Partner"), is a party to this Agreement solely for the purpose of binding itself to the provisions of Section 5 and Section 7.9, hereunder.

                             RECITALS

     A. The Board of Directors of the REIT (the "Board of Directors" or the "Board") and the General Partner of the Partnership have each determined that a business combination between the REIT and the Partnership is in the best interests of their shareholders and partners, respectively, and presents an opportunity for their respective businesses to achieve strategic and financial benefits, and accordingly have agreed to effect a merger subject to the terms and conditions set forth herein.

     B. The REIT and the Partnership desire to make certain representations, warranties and agreements in connection with the merger.

     NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, the REIT and the Partnership hereby agree as follows:

                               SECTION 1

                              THE MERGER

     1.1 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section
1.3), the Partnership shall be merged with and into the REIT in accordance with this Agreement and the Plan of Merger (the "Plan of Merger"), with such completions, additions and substitutions conforming to the terms of this Agreement as the parties shall approve, such approval to be conclusively evidenced by their causing the Plan of Merger containing such completions, additions or substitutions to be filed in accordance with applicable laws (the "Merger"). The separate existence of the Partnership shall thereupon cease. The REIT shall be the surviving entity in the Merger (sometimes hereinafter referred to as the "Survivor"). The Merger shall have the effects specified in the Maryland General Corporations Act, as amended (the "Maryland Act") and Section 2.11 of the Texas [Nebraska] Revised Uniform Limited Partnership Act (the "LP Act").

     1.2 The Closing. Subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing") shall take place at the offices of the REIT, located at Eight Greenway Plaza, Suite 824, Houston, Texas 77046 at ________, ___.m., local time, within five business days after receipt of approval of the Merger by the REIT's shareholders and the Partnership's partners (the "Partners"), or at such other time, date or place as the REIT and the Partnership may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Effective Time. If all the conditions to the Merger set forth in Section 8 shall have been fulfilled or waived (and this Agreement shall not have been terminated as provided in Section
9), the REIT and the Partnership shall cause Articles of Merger satisfying the requirements of the Maryland Act and Articles of Merger satisfying the requirements of the LP Act to be properly executed, verified and delivered for filing in accordance with the LP Act and the Maryland Act on the Closing Date. The Merger shall become effective for accounting and all other purposes to the fullest extent permitted by law as of the close of business on the date of approval of the Merger by the REIT's shareholders and the Partners, whichever is the last to occur (the "Effective Time") or such other date as may be agreed to by the parties, but not later than the Closing Date. For state law purposes, the Merger shall become effective upon the issuance of a certificate of merger by the Secretary of State of the State of Texas [Nebraska] in accordance with the LP Act or at such later time which the REIT and the Partnership shall have agreed upon and designated in such filings in accordance with applicable law.

                            SECTION 2

                    THE SURVIVING CORPORATION

     2.1 Surviving Corporation. The Surviving Corporation shall be the REIT.

     2.2  Certificate of Incorporation and Bylaws.  The
Certificate of Incorporation and Bylaws of the REIT as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of the REIT at the Effective Time.

     2.3 Officers and Directors. The officers of the REIT immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death. The directors of the REIT immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain directors until their successors are duly elected and qualified or their prior resignation, removal or death.

                                    SECTION 3

                      CONSIDERATION FOR PARTNERSHIP ASSETS

     3.1 Consideration Paid by the REIT. At or as of the Effective Time, the assets and the liabilities of the Partnership shall be the assets and liabilities of Company.

     3.2  Consideration to the Partnership in the Merger

          (a) REIT Shares. Except as provided in Section 3(b), as of the Effective Time, each unit of limited partner interest of the Partnership (the "Units") and the interest of the General Partner entitled to receive consideration, if any, shall become in the Merger the number of shares of the REIT's Common Stock, $0.01 par value (the "REIT Shares"), as provided in Section 4.
No fractional REIT Shares shall be issued. Any Partner who would be entitled to a fractional REIT Share will receive cash at the rate of $9.34 per REIT Share (the "Exchange Price").

          (b) Issuance of Notes. As of the Effective Time, each Unit held of record by a Partner who does not vote in favor of the Merger or who elects to do so, subject to the Note Restriction as defined below, shall receive the REIT's unsecured, convertible 6.0% Note due December 31, 2004, in the form of the 6.0% Note and Loan Agreement attached hereto as Exhibit A and incorporated herein (the "Notes"). Any Partner of the Partnership voting against the Merger (a "Dissenting Limited Partner") shall receive Notes for his or her Units, unless he or she timely elects to receive REIT Shares therefore. In no event shall Notes in the principal amount of more than twenty percent (20%) of the Partnership's Net Asset Value ("NAV"), as defined in
Section 4.3 below, be issued in the Merger (the "Note Restriction"). Partners voting for or abstaining from voting for the Merger may elect to receive Notes, provided that Notes shall first the allocated to the Dissenting Limited Partners.

     3.3  Issuance of Certificate for REIT Shares and Notes.
Upon or as soon as practicable after the Effective Time, the REIT shall distribute in accordance with this Agreement to the holders of the Units of each Partnership the Share Certificates and the 6.0% Notes to which they are entitled pursuant hereto.

                                SECTION 4

                         PARTNERSHIP INTERESTS

     4.1  Conversion of the Units

          (a)  REIT Shares.  At the Effective Time, each REIT
Share outstanding immediately prior to the Effective Time shall remain outstanding and shall represent one REIT Share.

          (b) Partnership Interests. At the Effective Time, the Units of the Partnership issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of holder thereof, be converted into REIT Shares or Notes determined in accordance with the Partnership's Net Asset Value as set forth below.

                         Calculation of Partnership
                           Net Asset Value (NAV)


      Negotiated Price of         Net Cash at             Partnership
     Partnership Properties     March 31, 1998         Net Asset Value
     ----------------------     --------------         ---------------


                          REIT Shares and/or Notes
                           Payable to Partnership


                                             Shares and Notes Offered per Unit


                          No. of REIT       Maximum Principal        No. of        Principal
                        Shares Offered    Amount of Notes Offered  REIT Shares  Amount of Note
                        --------------    -----------------------  -----------  --------------


To Limited Partnership
Interests:

To General Partner:


     As a result of the Merger and without any action on the part of the holder thereof, at the Effective Time, all of the Units and the general partner interests of the Partnership shall cease to be outstanding and shall be canceled and retired, and each holder of such Units or interests shall thereafter cease to have any rights with respect to the Partnership Interest, except the right to receive, without interest, the REIT Shares and cash for fractional shares of the REIT Shares in accordance with this
Section 4.1 and 4.4(e), or Notes.

     4.2  Adjustment to Conversion Price.  The amount of REIT
Shares and/or Notes to be issued in the Merger to a Partnership shall be adjusted as of the Effective Time as follows:

               (i) If, during the period from March 31, 1998 to and including the Effective Time, the outstanding REIT Shares shall have been changed to a different number of shares or securities by reason of any share dividend, subdivision, reclassification, recapitalization, share split, reverse share split, combination, exchange of shares or the like, shall be appropriately adjusted, and

               (ii) If, as of the Effective Time the Net Cash of
                    the Partnership, as defined in Section 4.3 below, is different than its Net Cash amount shown in Section 4.1 above, the Net Cash of the Partnership shall be increased (if greater) or decreased (if less) and the number of REIT Shares issuable to the Partnership in the Merger shall be increased or decreased, as the case may be, by an amount equal to such difference divided by the Exchange Price [;and

              (iii) The Net Cash of the Partnership shall be
                    reduced by the difference between the
                    Partnership's share of the unpaid
                    balance of principal and interest on the Atlas Note on March 31, 1998 and such balance as of the Effective Time and the number of REIT Shares issuable to the Partnership in the Merger shall be reduced by the number of REIT Shares equal to the amount of such difference divided by the Exchange Price. For the purposes hereof, the Atlas Note shall refer to that certain note dated October 9, 1997 by Transmark, Inc. in favor of Taylor Income Investors IV and V Joint Venture in the original amount of $215,000.]

     4.3  Definitions.  For the purposes of this Section 4:

          (a) "Net Asset Value" or "NAV" means the sum of the price of a Partnership's properties set forth under Section 4.1 plus its Net Cash as of the Effective Time.

          (b) "NET CASH" means, as of the date determined, (i) the sum of a Partnership's cash and cash equivalents, less (ii) the sum of the Partnership's liabilities, as determined on an accrual accounting basis.

     4.4  Exchange of Partnership Interests

          (a) As of the Effective Time, the REIT shall deposit, or shall cause to be deposited, with an exchange agent selected by the REIT, which shall be the REIT's Transfer Agent or such other party reasonably satisfactory to the Partnership (the "Exchange Agent"), for the benefit of the Partners, for exchange in accordance with this Section 4, certificates representing the Total Shares and the cash in lieu of fractional REIT Shares and Notes (such cash, certificates for the Total Shares and Notes, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund") to be issued pursuant to Sections 4.1 and 4.2 and paid pursuant to this Section 4.4 in exchange for the outstanding Units and interests.

          (b) Promptly after the Closing, the REIT shall cause the Exchange Agent to mail to each holder of record of a Partnership Interest (x) a certificate representing the number of whole REIT Shares, and (y) a check representing the amount of cash in lieu of fractional shares, if any, and the principal amount of the Note, if any, which such Partner has the right to receive in respect of such Partner's Units surrendered pursuant to the provisions of this Section 4, after giving effect to any required withholding tax. No interest will be paid or accrued on the cash in lieu of fractional shares and unpaid dividends and distributions, if any, payable to the Partners with respect to their Units. In the event of a transfer of ownership of a Unit which is not registered in the transfer records of the Partnership, a certificate representing the proper number of the REIT Shares, together with a check for the cash to be paid in lieu of fractional shares or Note, as the case may be, may be issued to such a transferee if such holder presents to the Exchange Agent, all documents required to evidence and effect such transfer and to evidence that any applicable transfer taxes have been paid.

          (c) At and after the Effective Time, there shall be no transfers on the transfer books of the Partnership of the Units which were outstanding immediately prior to the Effective Time.

          (d) No fractional REIT Shares shall be issued pursuant hereto. In lieu of the issuance of any fractional REIT Shares pursuant to Section 3.2(a), cash adjustments will be paid to holders in respect of any fractional REIT Shares that would otherwise be issuable, and the amount of such cash adjustment shall be equal to such fractional proportion of the Exchange Price.

          (e) Any portion of the Exchange Fund (including the proceeds of any investments thereof, any REIT Shares, and any Note or interest thereon) that remains unclaimed by the former Partners of the Partnership one year after the Effective Time shall be delivered to the REIT. Any former Partners of the Partnership who have not theretofore complied with this Section 4 shall thereafter look only to the REIT for delivery of their REIT Shares, and payment of cash in lieu of fractional shares and/or dividends on such REIT Shares in respect of each Unit such Partners hold as determined pursuant to this Agreement, in each case, without any interest thereon.

          (f)  None of the REIT, the Partnership, the Exchange
Agent or any other person shall be liable to any former holder of the Partner's Interest or with respect to the Units for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

                               SECTION 5

                   REPRESENTATIONS AND WARRANTIES
                        OF THE PARTNERSHIPS

     The Partnership represents and warrants to the REIT as set forth below. As contemplated below, the "Partnership Disclosure Letter" will be delivered to the REIT on or before the Closing. The Partnership Disclosure Letter shall provide the information or exceptions described below. The Partnership Disclosure Letter shall be amended prior to Closing to cause such representations and warranties to be materially true and correct on the Closing Date, but the Partnership shall remain liable for any material breach of such representations and warranties reflected in such amendment only as provided in Section 9.5(d), below.

     5.1  Existence; Good Standing; Authority; Compliance with Law

          (a) The Partnership is a limited partnership, duly formed, validly existing and in good standing under the laws of the State of Texas [Nebraska]. To the General Partner's actual knowledge, the Partnership is duly licensed or qualified to do business as a foreign limited partnership and is in good standing under the laws of any other state of the United States in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, results of operations or financial condition of the Partnership (a "Partnership Material Adverse Effect"). The Partnership has all requisite power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted.

          (b) To the General Partner's actual knowledge, the Partnership is not in violation of any order of any court, governmental authority or arbitration board or tribunal, or any law, ordinance, governmental rule or regulation to which the Partnership or any of its properties or assets are subject, where such violation would have a Partnership Material Adverse Effect.
The Partnership has obtained all licenses, permits and other authorizations and has taken all actions required by applicable law or governmental regulations in connection with its business as now conducted, where the failure to obtain any such item or to take any such action would have a Partnership Material Adverse Effect. A copy of the Partnership's Agreement of Limited
Partnership and Certificate of Limited Partnership (collectively, the "Partnership Organizational Documents") have been delivered or made available to the REIT and its counsel and such documents will be listed in the Partnership Disclosure Letter and were or will be true and correct when delivered or made available.

     5.2 Authorization, Validity and Effect of Agreements. The Partnership has the requisite power and authority to enter into the transactions contemplated hereby and to execute and deliver this Agreement and all other documents, agreements and instruments related to the transactions contemplated by this Agreement (the "Partnership Ancillary Agreements"). Subject only to the approval of this Agreement and the transactions contemplated hereby in accordance with the Agreement of Limited Partnership of the Partnership, the consummation by the Partnership of this Agreement, the Partnership Ancillary Agreements and the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Partnership. In reliance upon the legal opinion described in
Section 8.2(e), the Partnership believes this Agreement constitutes, and the Partnership Ancillary Agreements (when executed and delivered pursuant hereto for value received) will constitute, the valid and legally binding obligations of the Partnership, enforceable against the Partnership in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity (collectively, "Equitable Remedies").

     5.3 Future Issuances. To the Partnership's actual knowledge, there are not at the date of this Agreement any existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the Partnership to issue, transfer or sell any of its

Units or other Partner Interests. After the Effective Time, the
REIT will have no obligation to issue, transfer or sell any Partnership Interest.

     5.4 Other Interests. Except as set forth in the Partnership Disclosure Letter, the Partnership does not own directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or entity (other than investments in short-term investment securities) except as set forth in the Partnership Disclosure Letter.

     5.5 No Violation. To General Partner's actual knowledge, neither the execution and delivery by the Partnership of this Agreement nor the consummation by the Partnership of the transactions contemplated hereby in accordance with the terms hereof, will: (i) conflict with or result in a breach of any provisions of the Agreement of Limited Partnership of the Partnership; (ii) except as contemplated by the Partnership Ancillary Agreements or as will be set forth in the Partnership Disclosure Letter, violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of the Partnership under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the Partnership is a party, or by which the Partnership or any of its properties are bound or affected, except for any of the foregoing matters which, individually or in the aggregate, would not have a Partnership Material Adverse Effect; or (iii) other than the filings provided for in this Agreement to effect the Merger, any filings required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Securities Act or applicable state securities and "Blue Sky" laws (collectively, the "Regulatory Filings"), require any consent, approval or authorization of, or declaration, filing or registration with, any domestic governmental or regulatory authority, except where the failure to obtain any such consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority would not have a Partnership Material Adverse Effect.

     5.6 Litigation. To the Partnership's actual knowledge, there are (i) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which the Partnership is a party or by which any of its properties or assets are bound or to which the General Partner is a party or by which any of his/its properties or assets are bound, and (ii) except as will be set forth in the Partnership Disclosure Letter, no actions, suits or proceedings pending against the Partnership or against the General Partner or, to the knowledge of the General Partner, threatened against the Partnership or against the General Partner, at law or in equity, or before or by any federal or state commission, board, bureau, agency or instrumentality that in the case of clauses (i) or (ii) above are reasonably likely, individually or in the aggregate, to have a Partnership Material Adverse Effect.

     5.7 Absence of Certain Changes. Except as disclosed in the Partnership Reports, since December 31, 1998, (i) the Partnership conducted its business only in the ordinary course of such business (which for purposes of this section only, shall include all acquisitions of real estate properties and financing arrangements made in connection therewith); (ii) there has not been any Partnership Material Adverse Effect; (iii) there has not been any distribution, setting aside or payment of any distribution with respect to any Partner interest in the Partnership, and (iv) there has not been any material change in the Partnership's accounting principles, practices or methods.

     5.8  Taxes

          (a) Except as may be set forth in the Partnership Disclosure Letter, the Partnership (i) has timely filed all federal, state and foreign tax returns including, without limitation, information returns and reports required to be filed by it for tax periods ended prior to the date of this Agreement or requests for extensions have been timely filed and any such request has been granted and has not expired and all such returns are accurate and complete in all material respects, (ii) has paid or accrued all taxes shown to be due and payable on such returns or which have become due and payable pursuant to any assessment, deficiency notice, 30-day letter or other notice received by it and (iii) has properly accrued all taxes for such periods and periods subsequent to the periods covered by such returns. The Partnership has not received notice that the federal, state and local income and franchise tax returns of the Partnership have been or will be examined by any taxing authority. The Partnership has not executed or filed with the Internal Revenue Service (the "IRS") or any other taxing authority any agreement now in effect extending the period for assessment or collection of any income or other taxes.

          (b) Except as may be set forth in the Partnership Disclosure Letter, the Partnership is not a party to any pending action or proceeding by any governmental authority for assessment or collection of taxes, and no claim for assessment or collection of taxes has been asserted against it. True, correct and complete copies of all federal, state and local income or franchise tax returns filed by the Partnership since its inception and all communications relating thereto have been delivered to the REIT or made available to representatives of the REIT or will be so delivered or made available prior to the Closing. The Partnership does not hold any asset (i) the disposition of which could be subject to rules similar to Section 1374 of the Internal Revenue Code of 1986, as amended (the "Code") as a result of an election under IRS Notice 88-19 or (ii) that is subject to a consent filed pursuant to Section 341(f) of the Code and regulations thereunder. For purposes of this Section 5.9, "taxes" includes any interest, penalty or additional amount payable with respect to any tax.

     5.9 Books and Records. The books of account and other financial records of the Partnership are in all material respects true, complete and correct, have been maintained in accordance with good business practices, and are accurately reflected in all material respects in the financial statements included in the Partnership Reports.

     5.10 Properties

          (a) The Partnership owns fee simple title to, or an interest in a Joint Venture which owns fee title to each of the real properties reflected on the most recent balance sheet of the Partnership included in the Partnership Reports or as may be identified in the Disclosure Letter (the "Partnership Properties"), which are all of the real estate properties owned by it, free and clear of liens, mortgages or deeds of trust, claims against title, charges which are liens or security interests ("Encumbrances") except as will be noted in the Partnership Disclosure Letter. To the General Partner's actual knowledge, the Partnership Properties are not subject to any rights of way, written agreements, laws, ordinances and regulations affecting building use or occupancy, or reservations of an interest in title (collectively, "Property Restrictions"), except for (i) Encumbrances and Property Restrictions that will be set forth in the Partnership Disclosure Letter, (ii) Property Restrictions imposed or promulgated by law or any governmental body or authority with respect to real property, including zoning regulations, provided they do not materially adversely affect the current use of the property, (iii) Encumbrances and Property Restrictions disclosed on existing title reports or current surveys (in either case copies of which title reports and surveys have been or will be delivered or made available to the REIT prior to the Closing, 1998), and/or (iv) mechanics', carriers', workmen's, repairmen's liens and other Encumbrances, Property Restrictions and other limitations of any kind, if any, which have heretofore been bonded (and that will be listed in the Partnership Disclosure Letter) or which individually or in the aggregate do not exceed $10,000, do not materially detract from the value of or materially interfere with the present use of any of the Partnership Properties subject thereto or affected thereby, and do not otherwise materially impair business operations conducted by the Partnership and which have arisen or been incurred only in its construction activities or in the ordinary course of business.

          (b) Valid policies of title insurance have been issued insuring the Partnership's fee simple title to the Partnership Properties subject only to the matters disclosed above and as may be set forth in the Partnership Disclosure Letter, and such policies are, at the date hereof, in full force and effect and no claim has been made against any such policy. To the Partnership's actual knowledge, except as will be set forth in the Partnership Disclosure Letter: (i) there is no certificate, permit or license from any governmental authority having jurisdiction over any of the Partnership Properties or any agreement, easement or other right which is necessary to permit the lawful use and operation of the buildings and improvements on any of the Partnership Properties or which is necessary to permit the lawful use and operation of all driveways, roads and other means of egress and ingress to and from any of the Partnership Properties that has not been obtained and is not in full force and effect, or of any pending threat of modification or cancellation of any of same;
(ii) the Partnership has not received written notice of any material violation of any federal, state or municipal law, ordinance, order, regulation or requirement affecting any portion of any of the Partnership Properties issued by any governmental authority; (iii) there are no structural defects relating to the Partnership Properties and no Partnership Properties whose building systems are not in working order in any material respect; and (iv) there is (A) no physical damage to any Partnership Property in excess of $10,000 for which there is no insurance in effect covering the cost of the restoration, (B) no current renovation to any Partnership Property the cost of which exceeds $10,000 and (C) no current restoration (excluding tenant improvements) of any Partnership Property, the cost of which exceeds $10,000.

          (c) Except as will be set forth in the Disclosure Letter, the Partnership has not received notice to the effect that and there are no (A) condemnation or rezoning proceedings that are pending or threatened with respect to any of the Partnership Properties or (B) zoning, building or similar laws, codes, ordinances, orders or regulations that are or will be violated by the continued maintenance, operation or use of any buildings or other improvements on any of the Partnership Properties or by the continued maintenance, operation or use of the parking areas. All work to be performed, payments to be made and actions to be taken by the Partnership prior to the date hereof pursuant to any agreement entered into with a governmental body or authority in connection with a site approval, zoning reclassification or other similar action relating to the Partnership Properties (e.g., Local Improvement District, Road Improvement District, Environmental Mitigation) has been performed, paid or taken, as the case may be, and the General Partner is not aware of any planned or proposed work, payments or actions that may be required after the date hereof pursuant to such agreements, except as will be set forth in the Disclosure Letter.

     5.11 Environmental Matters. To the General Partner's actual knowledge, the Partnership has not caused (i) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the Partnership Properties, or (ii) any unlawful spills, releases, discharges or disposal of Hazardous Materials to have occurred or be presently occurring on or from the Partnership Properties as a result of any construction on or operation and use of such properties, which presence or occurrence would, individually or in the aggregate, have a Partnership Material Adverse Effect; and in connection with the construction on or operation and use of the Partnership Properties, the Partnership has not failed to comply, in any material respect, with any applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials.

     5.12 Labor Matters. The Partnership is not a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor union organization. There is no unfair labor practice or labor arbitration proceeding pending or, to the actual knowledge of the General Partner, threatened against the Partnership relating to its business, except for any such proceeding which would not have a Partnership Material Adverse Effect. To the actual knowledge of the General Partner, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Partnership.

     5.13 No Brokers. Except the fee that is to be paid to Houlihan Lokey Howard & Zukin Financial Advisors, Inc. ("Houlihan") by the Partnership as described in Section 5.14 below, the Partnership has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of the Partnership or the REIT to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby. The Partnership is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

     5.14 Opinions of Financial Advisor. The General Partner, on behalf of the Partnership, has retained Houlihan to deliver its opinion as to the value of the Partnership's properties (the "Valuation Opinion") and to review the transaction contemplated by this Agreement and to issue an opinion to the effect that, as of the date of such opinion, the Purchase Price is fair to the holders of the Units of the Partnership from a financial point of view (the "Fairness Opinion").

     5.15 Related Party Transactions. Except as set forth in the Partnership Disclosure Letter, there are no arrangements, agreements or contracts entered into by the Partnership with (i) any consultant, (ii) any person who is an officer, director or affiliate of the Partnership or the General Partner, any relative of any of the foregoing or any entity of which any of the foregoing is an affiliate, or (iii) any person who acquired the Units of the Partnership in a private placement.

     5.16 Contracts and Commitments. The Partnership Disclosure Letter will set forth (i) all unsecured notes or other obligations of the Partnership which individually may result in total payments in excess of $10,000, (ii) all notes, debentures, bonds and other evidence of indebtedness which are secured or collateralized by mortgages, deeds of trust or other security interests in the Partnership Properties or personal property of the Partnership, and (iii) each commitment entered into by the Partnership which may result in total payments or liability in excess of $10,000. Copies of the foregoing will be delivered or made available to the REIT prior to March 31, 1998, will be listed on the Disclosure Letter and will be materially true and correct when delivered or made available. The Partnership has not received any notice of a default that has not been cured under any of the documents described in clause (i) above or is in default respecting any payment obligations thereunder beyond any applicable grace periods. All options of the Partnership to purchase real property will be set forth on the Partnership Disclosure Letter and such options and the Partnership's rights thereunder are in full force and effect. All joint venture agreements to which the Partnership is a party will be set forth on the Partnership Disclosure Letter and the Partnership is not in default with respect to any obligations, which individually or in the aggregate are material, thereunder.

     5.17 Development Rights. Set forth in the Partnership Disclosure Letter will be a list of all material agreements entered into by the Partnership relating to the development, rehabilitation, capital improvement or construction of office buildings, industrial facilities or other real estate properties, which development or construction has not been substantially completed as of the date of this Agreement. Such agreements, true and correct copies of all of which will be delivered or made available to the REIT prior to the Closing, will be listed in the Partnership Disclosure Letter, have not been modified and are valid and binding in accordance with their respective terms.

     5.18 Convertible Securities. To the General Partner's actual knowledge, the Partnership has no outstanding options, warrants or other securities exercisable for, or convertible into, Units or other Partner Interests of the Partnership, the terms of which would require any anti-dilution adjustments by reason of the consummation of the transactions contemplated hereby.

     5.19 SEC Documents [If Reporting under 1934 Exchange Act].

          (a) The Partnership has made available or will make available to the REIT prior to _____________ 1998, each registration statement, report, proxy statement or information statement and all exhibits thereto prepared by it or relating to its properties since January 1, 1995, each in the form (including exhibits and any amendments thereto) filed with the U.S. Securities and Exchange Commission (the "SEC") (collectively, the "Partnership Reports"). The Partnership Reports, which were or will be filed with the SEC in a timely manner, constitute all forms, reports and documents required to be filed by the Partnership under the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act and the rules and regulations promulgated thereunder (collectively the "Securities Laws") for the periods stated above.

          (b) To the Partnership's actual knowledge, as of their respective dates, the Partnership Reports (i) complied as to form in all material respects with the applicable requirements of the Securities Laws and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the General Partner's actual knowledge, each of the balance sheets of the Partnership included in or incorporated by reference into the Partnership Reports (including the related notes and schedules) fairly presents the financial position of the Partnership as of its date and each of the consolidated statements of income, retained earnings and cash flows of the Partnership included in or incorporated by reference into the Partnership Reports (including any related notes and schedules) fairly presents the results of operations, retained earnings and cash flows, as the case may be, of the Partnership for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, as permitted by the Securities Laws.

          (c) Except as and to the extent set forth on the balance sheet of the Partnership at March 31, 1998, including all notes thereto, or as set forth in the Partnership Reports, the Partnership has no material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or reserved against in, a balance sheet of the Partnership or in the notes thereto, prepared in accordance with generally accepted accounting principles consistently applied, except liabilities arising in the ordinary course of business since such date which would not have a Partnership Material Adverse Effect.

                                 SECTION 6

                REPRESENTATIONS AND WARRANTIES OF THE REIT

     The REIT represents and warrants to the Partnership as set forth below. As contemplated below, the "REIT Disclosure Letter" will be delivered to the Partnership on or before the Closing. The REIT Disclosure Letter shall provide the information or exceptions described below. The REIT Disclosure Letter shall be amended prior to Closing to cause such representations and warranties to be materially true and correct on the Closing Date, but the REIT shall remain liable for any material breach of such representations and warranties reflected in such amendment only as provided in Section 9.5(d), below.

     6.1  Existence; Good Standing; Authority; Compliance with Law

          (a) The REIT is a corporation duly organized and validly existing under the laws of the State of Maryland. To the REIT's actual knowledge, the REIT is duly licensed or qualified to do business and is in good standing under the laws of any other state of the United States in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, results of operations or financial condition of the REIT and its subsidiaries taken as a whole (a "REIT Material Adverse Effect"). The REIT has all requisite power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted. Each of the REIT's Subsidiaries is a corporation, or partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has the requisite power and authority to own its properties and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing would not have a REIT Material Adverse Effect.

          (b) To the REIT's actual acknowledge, neither the REIT nor any REIT Subsidiary is in violation of any order of any court, governmental authority or arbitration board or tribunal, or any law, ordinance, governmental rule or regulation to which the REIT or any REIT Subsidiary or any of their respective properties or assets are subject, where such violation would have a REIT Material Adverse Effect. The REIT and its Subsidiaries have obtained all licenses, permits and other authorizations and have taken all actions required by applicable law or governmental regulations in connection with their business as now conducted, where the failure to obtain any such item or to take any such action would have a REIT Material Adverse Effect. Copies of the REIT's and its Subsidiaries' Articles of Incorporation, Bylaws, organizational documents and partnership and joint venture agreements have been or will be prior to the Closing, delivered or made available to the Partnership and such documents will be listed in the REIT Disclosure Letter and were or will be true and correct when delivered or made available. For the purposes of the immediately preceding sentence, the term "Subsidiary" shall include the entities set forth in the REIT Disclosure Letter, which are all of the REIT's Subsidiaries.

     6.2 Authorization, Validity and Effect of Agreements. The REIT has the requisite power and authority to enter into the transactions contemplated hereby and to execute and deliver this Agreement and all other documents, agreements and instruments related to the transactions contemplated by this Agreement to which it is a party (the "REIT Ancillary Agreements"). Subject only to the approval of the issuance of the REIT Shares and the Notes pursuant to the Merger contemplated hereby by the holders of a majority of the outstanding REIT Shares, present and voting thereon, the consummation by the REIT of this Agreement, the REIT Ancillary Agreements and the transactions contemplated hereby have been duly authorized by all requisite action on the part of the REIT. This Agreement constitutes, and the REIT Ancillary Agreements (when executed and delivered pursuant hereto for value received) will constitute, the valid and legally binding obligations of the REIT enforceable against the REIT in accordance with their respective terms, subject to Equitable Remedies.

     6.3 Capitalization. On June 30, 1998, the authorized capital stock of the REIT consists of 2,374,306 Common
Shares. As of the date hereof, all such Common Shares are outstanding. The REIT has no outstanding bonds, debentures, notes or other obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of the REIT on any matter. Except as set forth in the REIT Disclosure Letter, all such issued and outstanding REIT Shares are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. Except as set forth in the REIT Disclosure Letter, there are not at the date of this Agreement any existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the REIT or any of its Subsidiaries to issue, transfer or sell any shares or other equity interest of the REIT or any of its Subsidiaries except under any employee incentive plan approved by the REIT's shareholders. There are no agreements or understandings to which the REIT is a party with respect to the voting of any REIT Shares or which restrict the transfer of any such shares, except in order to protect its REIT status.

     6.4 Subsidiaries. Except as set forth in the REIT Disclosure Letter, the REIT owns directly or indirectly each of the outstanding shares of capital stock or all of the partnership or other equity interests of each of the REIT's Subsidiaries (except those joint venture interests as may be disclosed in the REIT Disclosure Letter) and such stock interests are free and clear of all liens, pledges, security interests, claims or other encumbrances other than liens imposed by local law which are not material.

     6.5 Other Interests. Except as will be disclosed in the REIT Disclosure Letter and except for interests in the REIT Subsidiaries, neither the REIT nor any REIT Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or entity (other than investments in short-term investment securities).

     6.6 No Violation. Neither the execution and delivery by the REIT of this Agreement nor the consummation by the REIT of the transactions contemplated hereby in accordance with the terms hereof, will: (i) conflict with or result in a breach of any provisions of the REIT's Articles of Incorporation or Bylaws;
(ii) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of the REIT or its Subsidiaries under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the REIT or any of its Subsidiaries is a party, or by which the REIT or any of its Subsidiaries or any of their properties is bound or affected, except for any of the foregoing matters which, individually or in the aggregate, would not have a REIT Material Adverse Effect; or
(iii) other than the Regulatory Filings require any consent, approval or authorization of, or declaration, filing or registration with, any domestic governmental or regulatory authority, except where the failure to obtain such consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority would not have a REIT Material Adverse Effect.

     6.7  SEC Documents

          (a) The REIT has made available or will make available to the Partnership prior to the Closing, the registration statements of the REIT filed with the SEC in connection with public offerings of REIT securities since its inception and all exhibits, amendments and supplements thereto (the "REIT Registration Statements"), and each registration statement, report, proxy statement or information statement and all exhibits thereto prepared by it or relating to its properties since the effective date of the latest REIT Registration Statement, each in the form (including exhibits and any amendments thereto) filed with the SEC (collectively, the "REIT Reports"). The REIT Reports, which were or will be filed with the SEC in a timely manner, constitute all forms, reports and documents required to be filed by the REIT under the Securities Laws.

          (b) To the REIT's actual knowledge, as of their respective dates, the REIT Reports (i) complied as to form in all material respects with the applicable requirements of the Securities Laws, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the REIT's actual acknowledge, each of the consolidated balance sheets of the REIT included in or incorporated by reference into the REIT Reports (including the related notes and schedules) fairly presents the consolidated financial position of the REIT and the REIT Subsidiaries as of its date and each of the consolidated statements of income, retained earnings and cash flows of the REIT included in or incorporated by reference into the REIT Reports (including any related notes and schedules) fairly presents the results of operations, retained earnings or cash flows, as the case may be, of the REIT and the REIT Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, as permitted by the Securities Laws.

          (c) Except as and to the extent set forth on the consolidated balance sheet of the REIT and its Subsidiaries at March 31, 1998, including all notes thereto, or as set forth in the REIT Reports, neither the REIT nor any of the REIT Subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or reserved against in, a balance sheet of the REIT or in the notes thereto, prepared in accordance with generally accepted accounting principles consistently applied, except liabilities arising in the ordinary course of business since such date which would not have a REIT Material Adverse Effect.

     6.8  Litigation. To the REIT's actual knowledge, there are
(i) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which the REIT or any REIT Subsidiary is a party or by which any of its properties or assets are bound or, to which any of its directors, officers, or affiliates is a party or by which any of their properties or assets are bound, and (ii) except as will be set forth in the REIT Disclosure Letter, no actions, suits or proceedings pending against the REIT or any REIT Subsidiary or, to the knowledge of the REIT, against any of its Directors, officers, or affiliates or, to the knowledge of the REIT, threatened against the REIT or any REIT Subsidiary or against any of its directors, officers, or affiliates, at law or in equity, or before or by any federal or state commission, board, bureau, agency or instrumentality, that in the case of clauses (i) or (ii) above are reasonably likely, individually or in the aggregate, to have a REIT Material Adverse Effect.

     6.9 Absence of Certain Changes. Except as disclosed in the REIT Reports filed with the SEC prior to the date hereof, (i) the REIT and its Subsidiaries have conducted their business only in the ordinary course of such business (which, for purposes of this section only, shall include all acquisitions of real estate properties and financing arrangements made in connection therewith); (ii) there has not been any REIT Material Adverse Effect; (iii) there has not been any declaration, setting aside or payment of any dividend or other distribution with respect to the REIT Shares; and (iv) there has not been any material change in the REIT's accounting principles, practices or methods.

     6.10 Taxes

          (a) Except as may be disclosed in the REIT Disclosure Letter, the REIT and each of its Subsidiaries (i) has timely filed all federal, state and foreign tax returns including, without limitation, information returns and reports required to be filed by any of them for tax periods ended prior to the date of this Agreement or requests for extensions have been timely filed and any such request has been granted and has not expired and all such returns are absolute and complete in all material respects, (ii) has paid or accrued all taxes shown to be due and payable on such returns or which have become due and payable pursuant to any assessment, deficiency notice, 30-day letter or other notice received by it and (iii) has properly accrued all taxes for such periods subsequent to the periods covered by such returns. Neither the REIT nor any of its Subsidiaries has received notice that the federal, state and local income and franchise tax returns of the REIT or any such Subsidiary has been or will be examined by any taxing authority. Neither the REIT nor any of its Subsidiaries has executed or filed with the IRS or any other taxing authority any agreement now in effect extending the period for assessment or collection of any income or other taxes.

          (b) Except as will be disclosed in the REIT Disclosure Letter, neither the REIT nor any of its Subsidiaries is a party to any pending action or proceeding by any governmental authority for assessment or collection of taxes, and no claim for assessment or collection of taxes has been asserted against it. True, correct and complete copies of all federal, state and local income or franchise tax returns filed by the REIT and each of its Subsidiaries and all communications relating thereto have been delivered to the Partnership or made available to representatives of the Partnership or will be so delivered or made available prior to the Closing. The REIT (i) has qualified to be taxed as a REIT pursuant to Sections 856 through 859 of the Code for its taxable years ended December 31, 1995 through 1997, inclusive
(ii) has operated, and intends to continue to operate, in such a manner as to qualify to be taxed as a REIT pursuant to Sections
856 through 859 of the Code for its taxable year ended on the effective date of the Merger, and (iii) has not taken or omitted to take any action which could result in, and each of the executive officers of the REIT, each acting in his respective capacity as such, has no actual knowledge of, a challenge to its status as a REIT. The REIT represents that each of its Subsidiaries is a Qualified REIT Subsidiary as defined in Section 856(i) of the Code. Neither the REIT nor any of its Subsidiaries holds any asset (i) the disposition of which could be subject to rules similar to Section 1374 of the Code as a result of an election under IRS Notice 88-19 or (ii) that is subject to a consent filed pursuant to Section 341(f) of the Code and regulations thereunder. For purposes of this Section 6.10, "taxes" includes any interest, penalty or additional amount payable with respect to any tax.

     6.11 Books and Records

          (a) The books of account and other financial records of the REIT and its Subsidiaries are in all material respects true, complete and correct, have been maintained in accordance with good business practices, and are accurately reflected in all material respects in the financial statements included in the REIT Reports.

          (b) The minute books and other records of the REIT and its Subsidiaries contain in all material respects accurate records of all meetings and accurately reflect in all material respects all other corporate action of the shareholders and the Board and any committees of the Board and its Subsidiaries.

     6.12 Properties

          (a) The REIT and its Subsidiaries own, and each joint venture to which the REIT or its subsidiary is a party owns, fee simple title to each of the real properties reflected on the most recent balance sheet of the REIT included in the REIT Reports or as may be identified in the REIT Disclosure Letter (the "REIT Properties"), which are all of the real estate properties owned by them, free and clear of Encumbrances. To the REIT's actual knowledge, the REIT Properties are not subject to any rights of way, written agreements, laws, ordinances and regulations affecting building use or occupancy, or reservations of an interest in title (collectively, "Property Restrictions"), except for (i) Encumbrances and Property Restrictions that will be set forth in the REIT Disclosure Letter, (ii) Property Restrictions imposed or promulgated by law or any governmental body or authority with respect to real property, including zoning regulations, provided they do not materially adversely affect the current use of the property, (iii) Encumbrances and Property Restrictions disclosed on existing title reports or surveys (in either case copies of which title reports and surveys have been or will be delivered or made available to the Partnership prior to the Closing, and (iv) mechanics', carriers', workmen's, repairmen's liens and other Encumbrances, Property Restrictions and other limitations of any kind, if any, which have heretofore been bonded (and that will be listed in the REIT Disclosure Letter) or which individually or in the aggregate, do not exceed $100,000, do not materially detract from the value of or materially interfere with the present use of any of the REIT Properties subject thereto or affected thereby, and do not otherwise materially impair business operations conducted by the REIT and its Subsidiaries and which have arisen or been incurred only in its construction activities or in the ordinary course of business.

          (b) Valid policies of title insurance have been issued insuring the REIT's or any of its Subsidiaries' fee simple title to the REIT Properties, subject only to the matters disclosed above and as may be set forth in the REIT Disclosure Letter, and such policies are, at the date hereof, in full force and effect and no material claim has been made against any such policy. To the REIT's actual knowledge, except as will be set forth in the REIT Disclosure Letter, (i) there is no certificate, permit or license from any governmental authority having jurisdiction over any of the REIT Properties or any agreement, easement or other right which is necessary to permit the lawful use and operation of the buildings and improvements on any of the REIT Properties or which is necessary to permit the lawful use and operation of all driveways, roads and other means of egress and ingress to and from any of the REIT Properties that has not been obtained and is not in full force and effect, or of any pending threat of modification or cancellation of any of same; (ii) neither the REIT nor its Subsidiaries has received written notice of any material violation of any federal, state or municipal law, ordinance, order, regulation or requirement affecting any portion of any of the REIT Properties issued by any governmental authority; (iii) there are no structural defects relating to the REIT Properties and no REIT Properties whose building systems are not in working order in any material respect; and (iv) there is (A) no physical damage to any the REIT Property in excess of $10,000 for which there is no insurance in effect covering the cost of the restoration, (B) no current renovation to any the REIT Property the cost of which exceeds $100,000 and (C) no current restoration (excluding tenant improvements) of any the REIT Property the cost of which exceeds $100,000.

          (c) Except as will be set forth in the REIT Disclosure Letter, the REIT or its Subsidiaries have received no notice to the effect that and there are no (A) condemnation or rezoning proceedings that are pending or threatened with respect to any of the REIT Properties or (B) any zoning, building or similar laws, codes, ordinances, orders or regulations that are or will be violated by the continued maintenance, operation or use of any buildings or other improvements on any of the REIT Properties or by the continued maintenance, operation or use of the parking areas in any material respect. All work to be performed, payments to be made and actions to be taken by the REIT or its Subsidiaries prior to the date hereof pursuant to any agreement entered into with a governmental body or authority in connection with a site approval, zoning reclassification or other similar action relating to the REIT Properties (e.g., Local Improvement District, Road Improvement District, Environmental Mitigation) has been performed, paid or taken, as the case may be, and the REIT is not aware of any planned or proposed work, payments or actions that may be required after the date hereof pursuant to such agreements, except as will be set forth in the REIT Disclosure Letter.

     6.13 Environmental Matters. To the actual knowledge of the REIT, none of the REIT, any of its Subsidiaries or, any other person has caused or permitted (i) the unlawful presence of any Hazardous Materials on any of the REIT Properties, or (ii) any unlawful spills, releases, discharges or disposal of Hazardous Materials to have occurred or be presently occurring on or from the REIT Properties as a result of any construction on or operation and use of such properties, which presence or occurrence would, individually or in the aggregate, have a REIT Material Adverse Effect; and in connection with the construction on or operation and use of the REIT Properties, the REIT and its Subsidiaries have not failed to comply, in any material respect, with any applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials.

     6.14 Labor Matters. Neither the REIT nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor union organization. There is no unfair labor practice or labor arbitration proceeding pending or, to the knowledge of the executive officers of the REIT, threatened against the REIT or its Subsidiaries relating to their business, except for any such proceeding which would not have the REIT Material Adverse Effect. To the knowledge of the REIT, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the REIT or any of its Subsidiaries.

     6.15 No Brokers. Except for the fee payable to Bishop Crown Investment Research, Inc. ("Bishop-Crown") as described in
Section 6.16 below, the REIT has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of the REIT or the Partnership to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby. The REIT is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

     6.16 Opinion of Financial Advisor. The REIT has retained Bishop-Crown to review the transaction contemplated by this Agreement and to issue an opinion as to the fairness to the REIT, from a financial point of view, of the consideration to be paid by the REIT pursuant to the Merger.

     6.17 Partnership Share Ownership. Except as may be set forth in the REIT Disclosure Letter, neither the REIT nor any of its Subsidiaries owns any Units or other partner interests of the Partnership or other securities convertible into Partnership interests.

     6.18 The REIT Shares. The issuance and delivery by the REIT of the REIT Shares in connection with the Merger and this Agreement have been duly and validly authorized by all necessary action on the part of the REIT except for the approval of its shareholders contemplated by this Agreement. The REIT Shares to be issued in connection with the Merger and this Agreement, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, except that shareholders may be subject to further assessment with respect to certain claims for tort, contract, taxes, statutory liability and otherwise in some jurisdictions to the extent such claims are not satisfied by the REIT.

     6.19 The Notes. The issuance and delivery by the REIT of the Notes in connection with the Merger and this Agreement have been duly and validly authorized by all necessary action on the part of the REIT except for the approval of its shareholders contemplated by this Agreement. The Notes to be issued in connection with the Merger and this Agreement, when issued in accordance with the terms of this Agreement, will constitute binding obligations of the REIT enforceable in accordance with these terms, subject to the laws respecting debtor rights generally, except that shareholders may be subject to further assessment with respect to certain claims for tort, contract, taxes, statutory liability and otherwise in some jurisdictions to the extent such claims are not satisfied by the REIT.

     6.20 Convertible Securities. Except as disclosed in the REIT Disclosure Letter, the REIT has no outstanding options, warrants or other securities exercisable for, or convertible into, shares of the REIT Shares, the terms of which would require any anti-dilution adjustments by reason of the consummation of the transactions contemplated hereby.

     6.21 Related Party Transactions. Set forth in the REIT Disclosure Letter will be a list of all arrangements, agreements and contracts entered into by the REIT or any of its Subsidiaries with (i) any person who is an officer, director or affiliate of the REIT or any of its Subsidiaries, any relative of any of the foregoing or any entity of which any of the foregoing is an affiliate or (ii) any person who acquired the REIT Shares in a private placement. The copies of such documents, all of which have been or will be delivered or made available to the Partnership prior to the Closing, are or will be true, complete and correct when delivered or made available.

     6.22 Contracts and Commitments. The REIT Disclosure Letter will set forth (i) all unsecured notes or other obligations of the REIT and the REIT Subsidiaries which individually may result in total payments in excess of $100,000, (ii) notes, debentures, bonds and other evidence of indebtedness which are secured or collateralized by mortgages, deeds of trust or other security interests in the REIT Properties or personal property of the REIT and its Subsidiaries, and (iii) each commitment entered into by the REIT or any of its Subsidiaries which individually may result in total payments or liability in excess of $100,000. Copies of the foregoing have been or will be delivered or made available to the Partnership prior to the Closing will be listed on the REIT Disclosure Letter and are or will be materially true and correct when delivered or made available. None of the REIT or any of its Subsidiaries has received any notice of a default that has not been cured under any of the documents described in clauses (i) or
(ii) above or is in default respecting any payment obligations thereunder beyond any applicable grace periods. All options of the REIT or any of its Subsidiaries to purchase real property will be set forth on the REIT Disclosure Letter and such options and the REIT's or its Subsidiaries' rights thereunder are in full force and effect. All joint venture agreements to which the REIT or any of its Subsidiaries is a party will be set forth on the REIT Disclosure Letter and the REIT or its Subsidiaries are not in default with respect to any obligations, which individually or in the aggregate are material, thereunder.

     6.23 Development Rights. Set forth in the REIT Disclosure Letter will be a list of all material agreements entered into by the REIT or any of its Subsidiaries relating to the development, rehabilitation, capital improvement or construction of office buildings, industrial facilities or other real estate properties which development or construction has not been substantially completed as of the date of this Agreement. Such agreements, true, complete and correct copies of all of which have been or will be delivered or made available to the Partnership prior to the Closing will be listed in the REIT Disclosure Letter.

     6.24 Certain Payments Resulting From Transactions. Except as disclosed in the REIT Disclosure Letter, the execution of, and performance of the transactions contemplated by, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) (i) constitute an event under any the REIT Benefit Plan, policy, practice, agreement or other arrangement or any trust or loan (the "Employee Arrangements") that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee, director or consultant of the REIT or any of its Subsidiaries unless such rights have been waived by any such person, or (ii) result in the triggering or imposition of any restrictions or limitations on the right of the REIT or the Partnership to amend or terminate any Employee Arrangement and receive the full amount of any excess assets remaining or resulting from such amendment or termination, subject to applicable taxes. No payment or benefit which will be required to be made pursuant to the terms of any agreement, commitment or the REIT Benefit Plan, as a result of the transactions contemplated by this Agreement, to any officer, director or employee of the REIT or any of its Subsidiaries, will be characterized as an "excess parachute payment" within the meaning of Section 280G(b)(1) of the Code.

                                 SECTION 7

                                COVENANTS

     7.1 Acquisition Proposals. Prior to the Effective Time, the Partnership and the REIT each agree (i) that neither of them nor any of their Subsidiaries shall, and each of them shall direct and use its best efforts to cause its respective officers, general partner(s), limited partners, Directors, employees, agents, affiliates and representatives (including, without limitation, any investment banker, attorney or accountant retained by it or any of its Subsidiaries), as applicable, not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to its shareholders or limited partners) with respect to a merger, acquisition, tender offer, exchange offer, consolidation or similar transaction involving, or any purchase of all or any significant portion of the assets or any equity securities (or any debt securities convertible into equity securities) of, such party or any of its Subsidiaries, other than the transactions contemplated by this Agreement (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal") or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal;
(ii) that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing and each will take the necessary steps to inform the individuals or entities referred to above of the obligations undertaken in this Section 7.1; and (iii) that it will notify the other party immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, it; provided, however, that nothing contained in this Section 7.1 shall prohibit the General Partner or the Board from (x) furnishing information to or entering into discussions or negotiations with, any person or entity that makes an unsolicited bona fide Acquisition Proposal, if, and only to the extent that,
(A) the General Partner or the Board, as applicable, determines in good faith that such action is required for it to comply with its fiduciary duties to limited partners or shareholders, as applicable, imposed by law as advised by counsel, (B) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, such party provides written notice to the other party to this Agreement to the effect that it is furnishing information to, or entering into discussions with, such person or entity, and (C) subject to any confidentiality agreement with such person or entity (which such party determined in good faith was required to be executed in order for the General Partner or the Board, as applicable, to comply with its fiduciary duties to limited partners or shareholders, as applicable, imposed by law as advised by counsel), such party keeps the other party to this Agreement informed of the status (but not the terms) of any such discussions or negotiations; and (y) to the extent applicable, complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal.

     Nothing in this Section 7.1 shall (i) permit any party to terminate this Agreement (except as specifically provided in Section 9 hereof), (ii) permit any party to enter into any agreement with respect to an Acquisition Proposal during the term of this Agreement (it being agreed that during the term of this Agreement, no party shall enter into any agreement with any person that provides for, or in any way facilitates, an Acquisition Proposal (other than a confidentiality agreement in customary form)), or (iii) affect any other obligation of any party under this Agreement.

     7.2  Conduct of Businesses

     (i) Prior to the Effective Time, except as may be set forth in the Partnership Disclosure Letter or the REIT Disclosure
Letter or as contemplated by this Agreement, unless the other party has consented in writing thereto, the REIT and the
Partnership:

          (a) Shall use their reasonable efforts, and shall cause each of their respective Subsidiaries to use their reasonable efforts, to preserve intact their business organizations and goodwill and keep available the services of their respective officers and employees;

          (b) Shall confer on a regular basis with one or more representatives of the other to report operational matters of materiality and, subject to Section 7.1, any proposals to engage in material transactions;

          (c) Shall promptly notify the other of any material emergency or other material change in the condition (financial or otherwise) of the business, properties, assets or liabilities, or any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the breach in any material respect of any representation, warranty, covenant or agreement contained herein;

          (d) Shall continue to pay quarterly dividends or distributions, as the case may be, at the current interest rates but shall not make any other distributions payable with respect to the REIT Shares and Partnership Interests, respectively; and

          (e) Shall promptly deliver to the other true and correct copies of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement.

     (ii) Prior to the Effective Time, except as may be set forth in the Partnership Disclosure Letter, unless the REIT has consented (such consent not to be unreasonably withheld or delayed) in writing thereto, the Partnership:

          (a) Shall conduct its operations according to its usual, regular and ordinary course in substantially the same manner as heretofore conducted;

          (b)  Shall not amend the Partnership Organizational
          Documents;

          (c) Shall not (i) except pursuant to the exercise of options, warrants, conversion rights and other contractual rights existing on the date hereof and disclosed pursuant to this Agreement, issue any Units or other Partner interests in the Partnership, make any distribution, effect any recapitalization or other similar transaction, (ii) grant, confer or award any option, warrant, conversion right or other right not existing on the date hereof to acquire any Partnership Units, (iii) increase any compensation or enter into or amend any employment agreement with the General Partner or any of the present or future affiliates of the General Partner, or (iv) adopt any new employee benefit plan or amend any existing employee benefit plan in any material respect, except for changes which are less favorable to participants in such plans;

          (d) Shall not declare, set aside or make any distribution or payment with respect to any Units or other
     Partner interests in the Partnership or directly or indirectly redeem, purchase or otherwise acquire any Units or other Partner interest in the Partnership, or make any commitment for any such action;

          (e) Shall not sell or otherwise dispose of (i) any Partnership Properties, or (ii) except in the ordinary course of business, any of its other assets which are material, individually or in the aggregate;

          (f) Shall not make any loans, advances or capital contributions to, or investments in, any other person;

          (g) Shall not pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of the Partnership included in the Partnership Reports or incurred in the ordinary course of business consistent with past practice;

          (h) Shall not enter into any commitment which individually may result in total payments or liability by or to it in excess of $10,000 (or 5% of its Net Asset Value, if less) in the case of any one commitment or in excess of $20,000 (or 10% of its Net Asset Value, if less) for all commitments;

          (i) Shall not, and shall not permit any of its Subsidiaries to, enter into any commitment with any officer, director or affiliate of the Partnership or its General Partner(s) except to the extent the same occur in the ordinary course of business consistent with past practice and would not have a Partnership Material Adverse Effect; and

          (j) Shall not enter into or terminate any lease representing annual revenues of $10,000 or more (or 5% of its Net Asset Value, if less).

     (iii) Prior to the Effective Time, except as may be set forth in the REIT Disclosure Letter, unless the Partnership has consented (such consent not to be unreasonably withheld or delayed) in writing thereto, the REIT:

          (a) Shall, and shall cause each of its Subsidiaries to, conduct its operations according to their usual, regular and ordinary course in substantially the same manner as heretofore conducted;

          (b) Shall not amend its Articles of Incorporation or Bylaws except as contemplated by this Agreement;

          (c) Shall not (i) except pursuant to the exercise of options, warrants, conversion rights and other contractual rights (including the REIT's existing dividend reinvestment plan) existing on the date hereof and disclosed pursuant to this Agreement, issue any shares of its capital stock, effect any share split, reverse share split, share dividend, recapitalization or other similar transaction, (ii) grant, confer or award any option, warrant, conversion right or other right not existing on the date hereof to acquire any shares of its capital stock (except pursuant to any employee incentive plan approved by shareholders), (iii) amend any employment agreement with any of its present or future officers or the Board, or (iv) adopt any new employee benefit plan (including any share option, share benefit or share purchase plan) except the employee incentive plan to be voted on at its shareholder meeting for the fiscal year ended December 31, 1998;

          (d) Shall not declare (except as provided above for the continuing payment of quarterly dividends), set aside or pay any dividend or make any other distribution or payment with respect to any common shares or directly or indirectly redeem, purchase or otherwise acquire any common shares or capital stock of any of its Subsidiaries, or make any commitment for any such action;

          (e) Except as will be set forth in the REIT Disclosure Letter, shall not, and shall not permit any of its Subsidiaries to, sell or otherwise dispose of (i) any the REIT Properties or any of its capital stock of or other interests in Subsidiaries or (ii) except in the ordinary course of business, any of its other assets which are material, individually or in the aggregate;

          (f) Shall not, and shall not permit any of its Subsidiaries to (except in the ordinary course of business), make any loans, advances or capital contributions to, or investments in, any other person other than in connection with the sale of properties;

          (g) Shall not, and shall not permit any of its Subsidiaries to, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of the REIT included in the REIT Reports or incurred in the ordinary course of business consistent with past practice;

          (h) Shall not, and shall not permit any of its Subsidiaries to, enter into any commitment which individually may result in total payments or liability by or to it in excess of $50,000 in the case of any one commitment or in excess of $250,000 for all commitments, except for those commitments in connection with the acquisition and/or development of property disclosed in the REIT Disclosure Letter; and

          (i) Shall not, and shall not permit any of its Subsidiaries to, enter into any commitment with any officer, director or affiliate of the REIT or any of its Subsidiaries, except as herein or in the REIT Disclosure
     Letter provided and except in the ordinary course of business.

     For purposes of this Section 7.2, any consent shall be deemed to be unreasonably delayed if notice of consent or withholding of consent is not received within three days of request. Further, if no response is received by the end of business on such third day, the party receiving the request shall be deemed to have consented to such action.

     7.3 Meetings of Shareholders and Partners. Each of the REIT and the Partnership will take all action necessary in accordance with applicable law and its organizational documents to convene a meeting of its shareholders or partners, as applicable, as promptly as practicable to consider and vote upon or otherwise to obtain the consent of its shareholders or partners, as applicable, to approve this Agreement and the transactions contemplated hereby. The General Partner and the Board shall each recommend such approval and the REIT and the Partnership shall each take all lawful action to solicit such approval, including, without limitation, timely mailing the Consent Statement (as defined in Section 7.7); provided, however, that such recommendation or solicitation is subject to any action taken by, or upon authority of, the General Partner and the Board, as the case may be, in the exercise of its good faith judgment as to its fiduciary duties to its shareholders or partners, as applicable, imposed by law as advised by counsel.
The REIT and the Partnership shall coordinate and cooperate with respect to the timing of such meetings and shall use their best efforts to hold such meetings on the same day.

     7.4 Filings; Other Action. Subject to the terms and conditions herein provided, the Partnership and the REIT shall:
(a) use all reasonable efforts to cooperate with one another in
(i) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective Time from governmental or regulatory authorities of the United States and the several states in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (ii) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations; (b) use all reasonable efforts to obtain in writing any consents required from third parties in form reasonably satisfactory to the Partnership and the REIT necessary to effectuate the Merger; and (c) use all reasonable efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and directors of the REIT and the General Partner shall take all such necessary action.

     7.5 Inspection of Records. From the date hereof to the Effective Time, each of the Partnerships and the REIT shall allow all designated officers, attorneys, accountants and other representatives of the other access at all reasonable times to the records and files, correspondence, audits and properties, as well as to all information relating to commitments, contracts, titles and financial position, or otherwise pertaining to the business and affairs of the Partnership and the REIT and their respective Subsidiaries.

     7.6 Publicity. The Partnership and the REIT shall, subject to their respective legal obligations (including requirements of stock exchanges and other similar regulatory bodies), consult with each other, and use reasonable efforts to agree upon the text of any press release before issuing any such press release or otherwise making public statements with respect to the transactions contemplated hereby and in making any filings with any federal or state governmental or regulatory agency or with any national securities exchange with respect thereto.

     7.7 Regulatory Filings. The REIT and Partnership shall cooperate and promptly prepare and the REIT shall (i) file with the California Department of Corporations an application for permit pursuant to Section 25121 of the California Corporate Securities Law of 1968, as amended (the "California Act") and a request for a fairness hearing pursuant to Section 25143 of the California Act and for the issuance of the REIT Shares and Notes under the Merger (the "California Application") and (ii) file with the SEC as soon as practicable Joint Preliminary Consent Solicitation material under section 14(a) of the Exchange Act, with respect to the REIT Shares issuable in connection with the Merger (the "Consent Statement"). The respective parties will cause the California Application and the Consent Statement to comply as to form in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder. The REIT shall use all reasonable efforts, and the Partnership will cooperate with the REIT to have the California Application declared effective by the California Department of Corporation as promptly as practicable. The REIT shall use its best efforts to obtain, prior to the filing of one Definitive Consent Statement, any necessary state securities law or "Blue Sky" permits or approvals required to carry out the transactions contemplated by this Agreement and will pay all expenses incident thereto. The REIT agrees that the Consent Statement and each amendment or supplement thereto, at the time of mailing thereof and at the time of the respective meetings of shareholders and partners, respectively, of the REIT and the Partnership, or, in the case of the California Application and each amendment or supplement thereto, at the time it is filed or becomes effective, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by the REIT in reliance upon and in conformity with written information concerning the Partnership furnished to the REIT by the Partnership specifically for use in the Consent Statement. The Partnership agrees that the written information provided by it specifically for inclusion in the Consent Statement and each amendment or supplement thereto, at the time of mailing thereof and at the time of the respective meetings of shareholders and partners, respectively, of the REIT and the Partnership, or, in the case of written information provided by the Partnership specifically for inclusion in the California Application, the Consent Statement or any amendments or supplement thereto, at the time it is filed or becomes effective, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The REIT will advise the Partnership, promptly after it receives notice thereof, of the time when the California Application will become effective and when the Definitive Consent Statement may be filed or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the REIT Shares issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Consent Statement or the California Application or comments thereon and responses thereto or requests by the SEC or the California Department of Corporations for additional information.

     7.8 Further Action. Each party hereto shall, subject to the fulfillment at or before the Effective Time of each of the conditions of performances set forth herein or the waiver thereof, perform such further acts and execute such documents as may reasonably be required to effect the Merger.

     7.9 Expenses. Subject to Section 9.3, all transaction costs and expenses of the Merger in connection with the Merger Agreement, the transactions contemplated thereby and of the mergers of each other Partnership to whom the REIT makes a merger offer pursuant to the Definitive Consent Statement (the "Merger Expenses") shall be paid by the REIT (the "REIT Expenses"), except the Partnership shall pay its Proportionate Share, as defined below, of the costs of the Houlihan Valuation Opinion and the Houlihan Fairness Opinion delivered to the General Partner (collectively the "Houlihan Opinions"), the legal and accounting costs of the Partnerships to whom such merger offers are made by the REIT (and any other costs in connection with the valuation or appraisal of such partnerships' properties prepared for the benefit of such partnerships or their partners) (the

"Partnership Merger Expenses"). In addition, the Partnership will bear its own direct costs of partner communications and transaction administration. The Partnership Proportionate Share of the Partnership Merger Expenses for the purposes of this Agreement, shall be the fraction, the numeration of which is the Partnerships Net Asset Value and the denomination of which is the total Net Asset Values of all Partnerships to whom merger offers are being made by the REIT as listed in the Definitive Consent Statement. In the event the Limited Partners of the Partnership do not approve the Merger, the General Partner will pay or reimburse the Partnership's Proportionate Share of the Partnership Merger Expenses.

     7.10 Indemnification. For a period of six years from and after the Effective Time, the REIT shall indemnify the partners, or agents of the Partnership who at any time prior to the Effective Time were entitled to indemnification under the Agreement of Limited Partnership of the Partnership existing on the date hereof to the same extent as such partners or agents are entitled to indemnification under such Agreement of Limited Partnership in respect of actions or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement).

     7.11 Survival of the Partnership Obligations; Assumption of the Partnership Liabilities by the REIT. All of the obligations of the Partnership that are outstanding at the Closing shall survive the Closing and shall not be merged therein. Upon the consummation of the Merger, such obligations shall be assumed, automatically, by the REIT; provided, however, that such assumption shall not impose upon or expose the REIT to any liability for which the Partnership was not liable, and provided, further, that the REIT shall be entitled to the same defenses, offsets and counterclaims to which the Partnership would have been entitled, but for the Merger.

     7.12 The REIT Status. From and after the date and until the Effective Time, neither the REIT nor the Partnership nor any of their respective Subsidiaries or other affiliates shall (i) knowingly take any action, or knowingly fail to take any action, that would jeopardize qualification of the REIT as the REIT within the meaning of Sections 856 through 859 of the Code; or
(ii) enter into any contract, agreement, commitment or arrangement with respect to the foregoing.

     7.13 Third Party Consents. The REIT and the Partnership each shall take all necessary corporate and other action and will use its commercially reasonable efforts to obtain the consents and applicable approvals from third parties that may be required to enable it to carry out the transactions contemplated by this Agreement.

     7.14 Efforts to Fulfill Conditions.  The REIT and the
Partnership each shall use commercially reasonable efforts to insure that all conditions precedent to its obligations hereunder are fulfilled at or prior to the Closing.

     7.15 Representations, Warranties and Conditions Prior to Closing. The REIT and the Partnership each shall use its commercially reasonable efforts to cause its representations and warranties contained in this Agreement to be true and correct on and as of the Closing Date in all material respects. Prior to Closing, the REIT and the Partnership each shall promptly notify the other in writing (i) if any representation or warranty contained in this Agreement is discovered to be or becomes untrue or (ii) if the REIT or the Partnership fails to perform or comply with any of its covenants or agreements contained in this Agreement or it is reasonably expected that it will be unable to perform or comply with any of its covenants or agreements contained in this Agreement.

     7.16 Cooperation of the Parties.  The REIT and the
Partnership each will cooperate with the other in supplying such information as may be reasonably requested by the other in connection with obtaining consents or approvals to the transactions contemplated by this Agreement.

                              SECTION 8

                             CONDITIONS

     8.1  Conditions to Each Party's Obligations to Effect the
Merger. The respective obligation of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

          (a) This Agreement and the transactions contemplated hereby shall have been approved in the manner required by the Charter and Bylaws and Agreement of Limited Partnership of the REIT and the Partnership, respectively, and by applicable law or by applicable regulations of any stock exchange or other regulatory body by the holders of the REIT Shares, the Notes, and the Partnership Interests entitled to vote thereon.

          (b) Neither of the parties hereto shall be subject to any order or injunction of a court of competent jurisdiction which prohibits the consummation of the transactions contemplated by this Agreement. In the event any such order or injunction shall have been issued, each party agrees to use its reasonable efforts to have any such injunction lifted.

          (c) The California Application shall have become effective and the Definitive Consent Solicitation Statement shall have been timely filed and all necessary state securities law or "Blue Sky" permits or approvals required to carry out the transactions contemplated by this Agreement shall have been obtained and no stop order with respect to any of the foregoing shall be in effect.

          (d) All consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board, other regulatory body or third parties required in connection with the execution, delivery and performance of this Agreement shall have been obtained or made, except for filings in connection with the Merger and any other documents required to be filed after the Effective Time and except where the failure to have obtained or made any such consent, authorization, order, approval, filing or registration would not have a material adverse effect on the business, results of operations or financial condition of the REIT and the Partnership (and their respective Subsidiaries), taken as a whole, following the Effective Time.

     8.2 Conditions to Obligations of the Partnership to Effect the Merger. The obligation of the Partnership to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, unless waived by the
Partnership:

          (a) The REIT shall have performed its agreements contained in this Agreement required to be performed on or prior to the Effective Time and the representations and warranties of the REIT contained in this Agreement shall be true and correct in all material respects as of the Closing Date as if made on the Closing Date, and the Partnership shall have received a certificate of the President or an Executive or Senior Vice President of the REIT, dated the Closing Date, certifying to such effect.

          (b) The Partnership shall have received the opinion of legal counsel to the REIT, as approved by the Partnership, dated the Closing Date, to the effect that the REIT met the requirements for qualification and taxation as a REIT for its taxable years 1995 through 1997; the REIT's diversity of equity ownership, operations through the Closing Date and proposed method of operation for future periods should allow it to qualify as a REIT for its taxable year ending December 31, 1998; and the discussion contained under the caption "Material Federal Income Tax Aspects" in the California Application and the Consent Statement each accurately reflects existing law and fairly addresses the material Federal income tax issues described therein. In rendering its opinion, said counsel shall be entitled to rely as to any factual matter upon certificates given by executive officers and other duly authorized representatives of the Partnership and the REIT and shall be entitled to assume that the covenants set forth in Section 7 shall be fully complied with.

          (c) From the date of the Agreement through the Effective Time, there shall not have occurred any change in the financial condition, business or operations of the REIT and its Subsidiaries, taken as a whole, that would have or would be reasonably likely to have a REIT Material Adverse Effect other than any such change that affects both the Partnership and the REIT in a substantially similar manner.

          (d)  The Houlihan Fairness Opinion addressed to the
Partnership that the Merger is fair, from a financial point of view, to the partners of the Partnership shall not have been withdrawn or materially modified.

          (e) The Partnership shall have received the opinion of legal counsel to the REIT, as approved by the Partnership, dated the Closing Date, as to such customary matters as the General Partner may reasonably request, such opinion to be reasonably satisfactory to the Partnership.

     8.3 Conditions to Obligation of the REIT to Effect the Merger. The obligations of the REIT to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, unless waived by the REIT:

          (a) The Partnership shall have performed its agreements contained in this Agreement required to be performed on or prior to the Effective Time and the representations and warranties of the Partnership contained in this Agreement shall be true and correct in all material respects as of the Closing Date as if made on the Closing Date and the REIT shall have received a certificate of the General Partner or the corporate general partner if applicable dated the Closing Date, certifying to such effect.

          (b) The REIT shall have received the opinion of legal counsel to the Partnership, as approved by the REIT, dated the Closing Date, to the effect that the consummation of the Merger will not result in the REIT's failure to continue to satisfy the requirements for qualification as a REIT for federal income tax purposes. In rendering its opinion, said counsel shall be entitled to rely as to any factual matter upon certificates given by executive officers and other duly authorized representatives of the REIT and the Partnership and shall be entitled to assume that the covenants of Section 7 shall be fully complied with.

          (c) From the date of this Agreement through the Effective Time, there shall not have occurred any change in the financial condition, business or operations of the Partnership and its Subsidiaries, taken as a whole, that would have or would be reasonably likely to have a Partnership Material Adverse Effect, other than any such change that affects both the Partnership and the REIT in a substantially similar manner.


          (d) The opinion of Bishop-Crown Investment Research, Inc., addressed to the Board of Directors of the REIT that the consideration to be paid by the REIT pursuant to the Merger is fair, from a financial point of view, to the REIT and its shareholders shall not have been withdrawn or materially modified.

          (e) The REIT shall have received the opinion of legal counsel to the Partnership, as approved by the REIT, dated the Closing Date, as to such customary matters as the REIT may reasonably request, such opinion to be reasonably satisfactory to the REIT.

          (f) The holders of not more than ten percent (10.0%) of the REIT Shares eligible to vote on the merger have not exercised their dissenters rights.

          [(g) The General Partner shall have delivered to the REIT a written agreement to the effect that it [they] will not offer to sell, sell or otherwise dispose of any shares of the REIT Common Stock issued in the Merger, except, in each case, pursuant to an effective registration statement or in compliance with Rule 145, as amended from time to time, or in a transaction which, in the opinion of legal counsel reasonably satisfactory to the REIT, is exempt from the registration requirements of the Securities Act and that the certificates representing the REIT shares issued to him or her in the Merger may bear a legend to such effect.]

                              SECTION 9

                             TERMINATION

     9.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval of this Agreement by the partners of the Partnership or the shareholders of the REIT by the mutual written consent of the REIT and the Partnership.

     9.2  Termination By Either the REIT or the Partnership for
Good Reason.

     The Merger Agreement may be terminated and the Merger may be abandoned by action of the General Partner for the Partnership or the Independent Directors for the REIT only for good reason. Only the following shall constitute termination for "good reason" for the purposes of this Agreement.

               (i) By either the REIT or the Partnership if the Merger shall not have been consummated by December 31, 1998;

               (ii) By the REIT if the approval of the Limited
                    Partners of a Partnership shall not have been obtained as required under this Merger
                    Agreement;

              (iii) By the Partnership if the approval of
                    the shareholders of the REIT shall not
                    have been obtained as required under the Merger Agreement;

               (iv) By either the REIT or the Partnership upon a
                    Change In Control, as defined below, of the other;

               (v) By either the REIT or the Partnership if there has been a breach by the other of any representation or warranty contained in the Merger Agreement, or if either determines in good faith that facts or circumstances of which it had no previous knowledge, which would have or would be reasonably likely to have a REIT Material Adverse Effect or a Partnership Material Adverse Effect, as the case may be, which breach is not cured within 30 days after written notice of such breach is given to the breaching party by the non-breaching party;

               (vi) By either the REIT or the Partnership if
                    there has been a material breach of any of the covenants or agreements set forth in the Merger Agreement by the other, which breach is not curable or, if curable, is not cured within 30 days after written notice of such breach is given to the breaching party by the non breaching party;

              (vii) By the Partnership if in the exercise of
                    his good faith judgment as to his
                    fiduciary duties as imposed by law, and
                    as advised by counsel, the General
                    Partner determines that such termination is required by reason of a Partnership Acquisition Proposal being made;

             (viii) By the REIT if, in the exercise of their
                    good faith judgment as to its fiduciary
                    duties as imposed by law, and as advised by counsel, the Independent Directors determine that such termination is required by reason of a REIT Acquisition Proposal being made; or

               (ix) By either the REIT or the Partnership if a
                    United States federal or state court of
                    competent jurisdiction or United States
                    federal or state governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement and such order, decree, ruling or other action shall have become final and non-appealable, provided that the party seeking to terminate the Merger Agreement shall have used all reasonable efforts to remove such order, decree, ruling or injunction.

     Provided, however, that the terminating party shall not have breached in any material respect its obligations under the Merger
Agreement in any manner that shall have proximately contributed to the occurrence of the failure.

     For the purposes of this Section 9.2, a "Change in Control" means (i) the sale or transfer of substantially all of the assets of the REIT, whether in one transaction or a series of transactions, except a sale to a successor corporation in which the stockholders immediately prior to the transaction hold, directly or indirectly, at least 50% of the total voting power of the successor corporation immediately after the transaction, (ii) any merger or consolidation between the REIT and another corporation immediately after which the stockholders hold, directly or indirectly, less than 50% of the total voting power of the surviving corporation, (iii) the dissolution or liquidation of the REIT, (iv) the acquisition by any person or group of persons of direct or indirect beneficial ownership of the REIT's common shares representing more than 50% of the total REIT Shares then outstanding, or (v) the date the Board Changes. For the purposes of the foregoing, a "Board Change" means the date that a majority of the Board is comprised of persons other than persons (i) whose election or appointment shall have been solicited by the General Partner, or (ii) who are serving as directors appointed by the Board to fill vacancies caused by death or resignation (but not by removal) or to fill newly created directorships.

     9.3  Effect of Termination and Abandonment

          (a) If an election to terminate the Merger Agreement is made by the Partnership (i) other than for good reason or (ii) for good reason pursuant to Section 9.2(vii) hereof, and a Partnership Acquisition Proposal shall have been made and, within one year from the date of such termination, the Partnership consummates a Partnership Acquisition Proposal or enters into an agreement to consummate a Partnership Acquisition Proposal to be subsequently consummated, the Partnership shall pay as liquidated damages (not as a penalty or forfeiture) to the REIT, provided that the REIT was not in material breach of its obligations at the time of such termination, an amount equal to the lesser of (x) the Partnership's Proportionate Share of $500,000 (a "REIT Liquidated Damages Amount") and (y) the sum of
(1) the maximum amount that can be paid to the REIT without causing the REIT to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute income described in Sections 856(c)(2)(A)-(H) and 856(c)(3)(A)-(I) of the Code ("Qualifying Income"), as determined by the REIT's certified public accountants plus (2) an amount equal to the REIT Liquidated Damages Amount less the amount payable under clause (1) above in the event the REIT receives a letter from its counsel indicating that it has received a ruling from the IRS to the effect that the REIT Liquidated Damages Amount payment constitutes Qualifying Income. In addition to the REIT Liquidated Damages Amount, the REIT shall be entitled to receive from the Partnership (or its successor in interest) all documented out-of-pocket costs and expenses incurred by it, up to a maximum of the Partnership's Proportionate Share of Expenses of the REIT Expenses. The payments to which the REIT is entitled as described above shall be its sole remedy with respect to the termination of the Merger Agreement under the circumstances contemplated above.

          (b) If an election to terminate the Merger Agreement is made because of a Partnership Material Adverse Effect under
Section 9.2(v), the Partnership shall, provided that the REIT was not in material breach of its obligations at the time of such termination, pay the REIT for the REIT Expenses, up to a maximum of the Partnership's Proportionate Share thereof (although it shall not be required to pay the REIT Liquidated Damages Amount), which payment of the REIT Expenses shall be the REIT's sole remedy for termination of the Merger Agreement in such circumstances.

          (c) If an election to terminate the Merger Agreement is made by the REIT (i) other than for good reason or (ii) for good reason pursuant to Section 9.2(viii) and, within one year from the date of such termination, the REIT consummates a REIT Acquisition Proposal or enters into an agreement to consummate a REIT Acquisition Proposal to be subsequently consummated; the REIT shall pay liquidated damages (not as a penalty or forfeiture) to the Partnership, provided that the Partnership was not in material breach of its obligations at the time of such termination. Such liquidated damages shall be in an amount equal to 120% of the Partnership's Proportionate Share of the Partnership Merger Expenses (the "Partnership Liquidated Damages Amount"). The payments to which the Partnership is entitled as described above shall be its sole remedy with respect to the termination of the Merger Agreement under the circumstances contemplated above.

          (d) If an election to terminate the Merger Agreement is made by the Partnership pursuant to Section 9.2(v) because of REIT Material Adverse Effect, the REIT shall, provided that the Partnership was not in material breach of its obligations at the time of such termination, pay the Partnership for the Proportionate Share of the Partnership Expenses, up to a maximum amount equal to the amount of the Partnership's Proportionate Share of the Partnership Merger Expenses (although it shall not be required to pay the Liquidated Damages Amount), which payment shall be the Partnership's sole remedy for termination of the Merger Agreement in such circumstances.

          (e) If the Merger Agreement is terminated by either party pursuant to Sections 9.2(iv) or (vi), the non-terminating party shall, provided that the terminating party was not in material breach of its obligations at the time of such termination, pay the terminating party (x) in the case of termination by the Partnership the Partnership Liquidated Damages Amount, and in the case of termination by the REIT, the REIT Liquidated Damages Amount, plus (y) an amount equal to the terminating parties' Proportionate Share of the Merger Expenses and (z) the non-terminating party shall remain liable to the terminating party for its breach.

          (f)  If this Agreement is terminated pursuant to
Section 9.2(i) (as a result of the condition set forth in Section 8.2(c) or Section 9.2(ix) not being satisfied), the REIT shall, provided that the Partnership was not in material breach of its obligations hereunder at the time of such termination, pay the Partnership an amount equal to the Partnership's Proportionate Share of the Partnership Expenses, which payment shall be the Partnership's sole remedy for termination of the Agreement in such circumstances.

          (g) If an election to terminate this Agreement is made pursuant to Section 9.2(i), (ii) or (iii), and a Partnership Acquisition Proposal or a REIT Acquisition Proposal shall have been made and, within one year from the date of such termination, the non-nominating party consummates such Acquisition Proposal or enters into an agreement to consummate such Acquisition Proposal which is subsequently consummated, the non-terminating party shall pay to the terminating party, provided that the terminating party was not in material breach of its obligations hereunder at the time of such termination, as liquidated damages and not as a penalty or forfeiture, an amount equal to (x) in the case of termination by the Partnership, the Partnership Liquidated Damages Amount, and in the case of termination by the REIT, the REIT Liquidated Damages Amount, plus (y) its Proportionate Share of the Merger Expenses. In addition to such amount, the terminating party shall be entitled to receive from the non-terminating party (or its successor in interest) all of its documented out-of-pocket costs and expenses in connection with this Agreement and the transactions contemplated thereby.

The payments to which the terminating party is entitled under this Section 9.3(f) shall be its sole remedy with respect to the termination of the Agreement under the circumstances contemplated in this Section 9.3(f).

          (h)  The REIT and the Partnership agree to amend this
Section 9.3 at the request of the REIT in order to (x) maximize the portion of the Liquidated Damages Amount that may be distributed to the REIT hereunder without causing the REIT to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code or (y) improve the REIT's chances of securing a favorable ruling described in this Section 9.3, provided that no such amendment may result in any additional cost or expense to such other party.

          (i) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Section 9, all obligations of the parties hereto shall terminate, except the obligations of the parties pursuant to this Section 9.3 and
Section 7.9 and except for the provisions of Sections 10.3, 10.4, 10.5, 10.6, 10.7, 10.9, 10.10, 10.13, 10.14 and 10.16. In the
event the REIT or the Partnership has received a Liquidated Damages Amount as provided in this Section 9.3, such recipient shall not assert or pursue in any manner, directly or indirectly, any claim or cause of action against the other party hereto or any of its officers, Independent Directors, or General Partners, as applicable, based in whole or part upon its or their receipt, consideration, recommendation or approval of an Acquisition Proposal or the exercise by the REIT of its right to termination under Section 9.2(ix) or the exercise by the Partnership of its right to termination under Section 9.2(viii). Notwithstanding the foregoing, in the event the REIT or the Partnership is required to file suit to seek all or a portion of such Liquidated Damages Amount, and it ultimately succeeds, it shall be entitled to all expenses, including attorney's fees and expenses, which it has incurred in enforcing its right hereunder.

          (j) If either party willfully fails to perform its duties and obligations under this Agreement, the non-breaching party is additionally entitled to all remedies available to it at law or in equity and to recover its expenses from the breaching party.

     9.4 Extension; Waiver. At any time prior to the Effective Time, any party hereto, by action taken by the General Partner or the Board of Directors, as applicable, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                   SECTION 10

                               GENERAL PROVISIONS

     10.1 Nonsurvival of Representations, Warranties and Agreements. All representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall not survive the Merger; provided, however, that the agreements contained in Section 4, the last sentence of
Section 7.4 and Sections 7.9, 7.10, 7.11, 7.12, 7.13, 7.14, 7.15
and 7.16 and this Section 10 shall survive the Merger.

     10.2 Notices. Any notice required to be given hereunder shall be in writing and shall be sent by facsimile transmission (confirmed by any of the methods that follow), courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid) and addressed as follows:

     If to the REIT:
     AmREIT, Inc.
     Eight Greenway Plaza, Suite 824
     Houston, TX 77046
     Attention: Timothy W. Kelley, Vice President

     Telecopy: (713) 850-0498

     If to the Partnership:
     [Name of Partnership]
     Eight Greenway Plaza, Suite 824
     Houston, TX 77046
     Attention: H. Kerr Taylor

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so delivered.

     10.3 Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, except as provided in the following sentence, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. The provisions of Section 4 and Sections 7.10, 7.12, 7.13, 7.14, 7.15 and 7.16 (collectively, the
"Third Party Provisions") shall benefit the persons identified therein, but the aggregate liability of the REIT with respect thereto shall not exceed the amount specified in Section 9.

     10.4 Entire Agreement. This Agreement, the Exhibits, the Partnership Disclosure Letter, the REIT Disclosure Letter, the Partnership Ancillary Agreements, the REIT Ancillary Agreements and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

     10.5 Confidentiality

          (a) As used herein, "Confidential Material" means, with respect to either party hereto (the "Providing Party"), all information (written or oral) furnished (whether before or after the date hereof) by the Providing Party and its directors, officers, employees, affiliates or representatives of advisors, including counsel, lenders and financial advisors (collectively, the "Providing Party Representatives") to the other party hereto (the "Receiving Party") or such Receiving Party's directors, officers, employees, affiliates or representatives of advisors, including counsel, lenders and financial advisors or the Receiving Party's potential sources of financing for the transactions contemplated by this Agreement (collectively "the Receiving Party Representatives") and all analyses, compilations, forecasts and other studies or other documents prepared by the Providing Party or the Providing Party Representatives in connection with its or their review of the transactions contemplated by this Agreement which contain or reflect such information. The term "Confidential Material" does not include, however, information which (i) at the time of disclosure or thereafter is generally available to and known by the public other than as a result of a disclosure directly or indirectly by the Receiving Party or the Receiving Party Representatives in violation of this Agreement, (ii) at the time of disclosure was available on a nonconfidential basis from a source other than the Providing Party or the Providing Party Representatives, providing that such source is not and was not bound by a confidentiality agreement with the Providing Party, (iii) was known by the Receiving Party prior to receiving the Confidential Material from the Providing Party or has been independently acquired or developed by the Receiving Party without violating any of its obligations under this Agreement, or (iv) is contained in any Partnership Reports or the REIT Reports or Consent Statement.

          (b) Subject to paragraph (c) below or except as required by law, the Confidential Material will be kept confidential and will not, without the prior written consent of the Providing Party, be disclosed by the Receiving Party or its Representatives, in whole or in part and will not be used by the Receiving Party or its Representatives, directly or indirectly, for any purpose other than in connection with this Agreement, the Merger or the evaluating, negotiating or advising with respect to a transaction contemplated herein. Moreover, each Receiving Party agrees to transmit Confidential Material to its Representatives only if and to the extent that such Representatives need to know the Confidential Material for purposes of such transaction and are informed by such Receiving Party of the confidential nature of the Confidential Material and of the terms of this Section.

          (c) In the event that either Receiving Party, its Representatives or anyone to whom such Receiving Party or its Representatives supply the Confidential Material, are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand, any informal or formal investigation by any government or governmental agency or authority or otherwise in connection with legal processes) to disclose any Confidential Material, such Receiving Party agrees (i) to immediately notify the Providing Party of the existence, terms and circumstances surrounding such a request, (ii) to consult with the Providing Party on the advisability of taking legally available steps to resist or narrow such request and (iii) if disclosure of such information is required, to furnish only that portion of the Confidential Material which, in the opinion of such Receiving Party's counsel, such Receiving Party is legally compelled to disclose and to cooperate with any action by the Providing Party to obtain an appropriate protective order or otherwise reliable assurances that confidential treatment will be accorded the Confidential Material (it being agreed that the Providing Party shall reimburse the Receiving Party for all reasonable out-of-pocket expenses incurred by the Receiving Party in connection with such cooperation).

          (d) In the event of the termination of this Agreement in accordance with its terms, promptly upon request from the Providing Party, the Receiving Party shall, except to the extent prevented by law, redeliver to the Providing Party or destroy all tangible Confidential Material and will not retain any copies, extracts or other reproductions thereof in whole or in part. Any such destruction shall be certified in writing to the Providing Party by an authorized officer of the Receiving Party supervising the same. Notwithstanding the foregoing, each Receiving Party and one Representative designated by each Receiving Party shall be permitted to retain one permanent file copy of each document constituting Confidential Material.

          (e) Each party hereto further agrees that if this Agreement is terminated in accordance with its terms, until one year from the date of termination, (1) it will not offer to hire or hire any person currently or formerly employed by the other party with whom such party has had contact prior hereto other than persons whose employment shall have been terminated by such other party prior to the date of such offer to hire or hiring and
(2) neither it nor its affiliates shall directly or indirectly,
(a)(w) solicit, seek or offer to effect or effect, (x) negotiate with or provide any information to the Board of Directors or General Partner(s), as applicable, of the other party, or officer of the other party or any shareholder or partner, as applicable, of the other party with respect to, (y) make any statement or proposal, whether written or oral, either alone or in concert with others, to the Board of Directors or Board of Directors of the General Partner(s) of the other party, any director, officer of the other party or any shareholder or partner of the other party or any other person with respect to, or (z) make any public announcement (except as required by law in respect of actions permitted hereby) or proposal or offer whatsoever (including, but not limited to, any solicitation of consents as such terms are defined or used in Regulation 14A of the Exchange Act) with respect to, (i) any form of business combination or similar or other extraordinary transaction involving the other party or any affiliate thereof, including, without limitation, a merger, tender or exchange offer or liquidation of the other party's assets, (ii) any form of restructuring, recapitalization or similar transaction with respect to the other party or any affiliate thereto, (iii) any purchase of any securities or assets, or rights or options to acquire any securities or assets (through purchase, exchange, conversion or otherwise), of the other party or any affiliate thereof, (iv) any proposal to seek representation on the Board of Directors or the Board of Directors of the General Partner(s), as applicable, or otherwise to seek to control or influence the management, Board of Directors or the Board of Directors of the General Partner(s), as applicable, or policies of the other party or any affiliate thereof, (v) any request or proposal to waive, terminate or amend the provisions of this Section 10.5 or (vi) any proposal or other statement inconsistent with the terms of this Section 10.5 or (b) instigate, encourage, join, act in concert with or assist (including, but not limited to, providing or assisting in any way in the obtaining of financing for, or acting as a joint or co-bidder for the other party with) any third party to do any of the foregoing, unless and until such party has received the prior written invitation or approval of a majority of the Board of Directors or the General Partner(s), as applicable, to do any of the foregoing; provided that without such invitation or approval, either party may at any time, on a confidential non-public basis, submit to the Chief Executive Officer of the REIT or the General Partner(s), as applicable, a proposal to (a) amend any of the provisions of this Section
10.5(e) or (b) effect a business combination or other extraordinary transaction with the other party providing for the acquisition of all or substantially all of the assets or the securities of the other party, including, without limitation, a merger, tender offer or exchange offer. Each party hereto agrees that it will not agree with any third party to waive its rights under this Section 10.5.

     10.6 Amendment. This Agreement may be amended by the parties hereto, by action taken by the Board of Directors or the Board of Directors of the General Partner(s), as applicable, at any time before or after approval of this Agreement or any other matter presented in connection with the Merger by the shareholders of the REIT and partners of the Partnership, but after any such approval, no amendment shall be made which by law requires the further approval of shareholders or partners, as applicable, without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     10.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to its rules of conflict of laws. Each of the REIT and the Partnership hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Texas and of the United States District Court, Southern District of Texas (the "Texas Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Texas Courts and agrees not to plead or claim in any Texas Court that such litigation brought therein has been brought in an inconvenient forum.

     10.8 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     10.9 Headings. Headings of the Sections of this Agreement are for the convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.

     10.10 Interpretation. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

     10.11 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

     10.12 Incorporation. The Partnership Disclosure Letter and the REIT Disclosure Letter and all Exhibits and Schedules attached hereto and thereto and referred to herein and therein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

     10.13 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any current or future law, and if the rights or obligations of the parties under this Agreement would not be materially and adversely affected thereby, such provision shall be fully separable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. In lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the court or any arbitrator to whom disputes relating to this Agreement are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Section 10.13.

     10.14 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any Texas Court, this being in addition to any other remedy to which they are entitled at law or in equity.

     10.15 Subsidiaries. As used in this Agreement, the word "Subsidiary" when used with respect to any party means any corporation, partnership, joint venture, business trust or other entity, of which such party directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization.

     10.16 Non-Recourse. Neither the officers, Directors nor shareholders of the REIT shall be personally bound or have any personal liability hereunder. The Partnership shall look solely to the assets of the REIT for satisfaction of any liability of the REIT with respect to this Agreement and the Ancillary Agreements to which it is a party. The Partnership will not seek recourse or commence any action against any of the shareholders of the REIT or any of their personal assets, and will not commence any action for money judgments against any of the Directors or officers of the REIT or seek recourse against any of their personal assets, for the performance or payment of any obligation of the REIT hereunder or thereunder. The partners of the Partnership shall not be personally bound or have any personal liability hereunder. The REIT shall look solely to the assets of the Partnership for satisfaction of any liability of the Partnership with respect to this Agreement and the Ancillary Agreements to which it is a party. The REIT will not seek recourse or commence any action against any of the partners of the Partnership or any of their personal assets, and will not commence any action for money judgments against any of the directors or officers of the Partnership or seek recourse against any of their personal assets, for the performance or payment of any obligation of the Partnership hereunder or thereunder.

     IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.

                        AmREIT, Inc.

                        ____________________________________________________
                        H. Kerr Taylor, President and Chief Executive Officer

                        [Name of Partnership]

                        By: ________________________________________________
                            Its General Partner

                            By: ____________________________________________
                                President

                 FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

     This Agreement to amend the Agreement and Plan of Merger, as defined below, is made by and between AmREIT, Inc. (the "REIT"), the Partnership and H. Kerr Taylor, on behalf of himself [and as the individual General Partner], and [Name of Corporate General Partner] to be effective on and as of October 28, 1998, in accordance with the following terms and conditions.

     1. Each of the above parties is a party to that certain Agreement and Plan of Merger dated July 1, 1998, by and between AmREIT, Inc., a Maryland real estate investment trust (the "REIT"), and [Name of Partnership], a Texas [Nebraska] limited partnership (the "Partnership"). [H. Kerr Taylor, on behalf of [himself as the individual General Partner and] [name of corporate General Partner], a Texas [Nebraska] corporation, the General Partner[s] of the Partnership (referred to herein as the "General Partner"), is a party to this Agreement solely for the purpose of binding the General Partner to the provisions of Section 5 and Section 7.9, hereunder.

     2. The parties hereby amend Section 9.2(i) to change the date stated therein from December 31, 1997 to March 31, 1999.

     3. All other provisions of the Merger Agreement as otherwise in effect on the date hereof shall remain unchanged, modified or altered by this Amendment except to the extent necessary to implement the purposes of this Amendment.

     IN WITNESS WHEREOF, the undersigned hereby execute this Amendment on and effective as of the date first written above.

                         AmREIT, Inc.


                         __________________________________
                         H. Kerr Taylor, President and Chief Executive Officer

                         [Name of Partnership]


                         By: _____________________________
                             Its General Partner


                             By: _________________________
                                 President




                                     Form of
                     AMENDMENT TO THE PARTNERSHIP AGREEMENT






                                     ANNEX 2
                        To AmREIT Joint Proxy and Consent
                      Solicitation Statement and Prospectus






                 FORM OF AMENDMENT TO THE PARTNERSHIP AGREEMENT


         THIS AMENDMENT TO THE AGREEMENT OF LIMITED PARTNERSHIP (this "Amendment") of ________________________________ (the "Partnership") is made and entered into by and among ____________, a corporation organized under the laws of the state of _________[and H. Kerr Taylor, the Individual General Partner], as the general partner[s] of the Partnership (the "General Partner[s]") and those persons who are listed on Schedule A hereto as limited partners of the Partnership (the "Limited Partners"). The capitalized terms used within this Amendment shall have the meanings set forth in the Partnership Agreement (as defined below) unless otherwise provided herein.

         A. The Partnership was formed on ____________________, 199___ under the provisions of the Limited Partnership Act (the "Act") pursuant to the terms of the (certificate and /or) Agreement of Limited Partnership entered into on _____________________, 199___ (the "Partnership Agreement").

         B. On __________________, 199___, pursuant to the terms of that certain Joint Proxy and Consent Solicitation Statement and Prospectus dated ______, 1998 (the "Prospectus"), the Limited Partners holding a majority of the outstanding limited partnership interests in the Partnership voted for and consented to this Amendment and to certain transactions resulting in the sale of all of the assets of the Partnership to AmREIT, Inc., a Maryland corporation ("AmREIT") affiliated with the General Partner(s), (such transactions being referred to herein as the "Merger") as described in the Prospectus. Subject to certain limitations, and depending on the election made by the Limited Partners in connection with the Merger, the Limited Partners will receive either Shares of AmREIT or AmREIT's 6.0% Notes due December 31, 2004 (the "Notes") and dissenting Limited Partners will have the right to receive Notes unless they elect to receive Shares, as described in the Prospectus.

         C. In accordance with the terms of the Partnership Agreement, the General Partner and the Limited Partners hereby amend the Partnership Agreement as follows:

                  1. Definitions. The Partnership Agreement shall be amended to include the following defined terms:
              "AmREIT" means AmREIT, Inc., a Maryland corporation..

                           "Merger" means the transactions resulting in the statutory merger of the Partnership into AmREIT under the laws of the state of __________, in the manner described in the Prospectus.

                  2. Consummation of the Merger. Notwithstanding anything to the contrary in the Partnership Agreement, the vote or written consent given by the Limited Partners holding at least a majority of the Limited Partner interests (Units) in the Partnership (the "Majority Vote of the Limited Partners") shall be sufficient to authorize and empower the Partnership to (i) transfer all of its assets to AmREIT whether or not such other corporation or entity is an affiliate of a General Partner, in the Merger pursuant to the Merger Agreement as described in the Prospectus, and (ii) consummate such Merger transactions in the manner described in the Prospectus; and (iii) consummate the Merger without providing any dissenter's or appraisal rights to the Limited Partners to which they may otherwise be entitled under the Partnership Agreement.

                  3. Distributions and Allocations. The terms of the Merger Agreement and the transactions relating thereto described in paragraph 2 above, shall, in regards to the distribution of cash or property by, or allocations of income or loss of, the Partnership to the Limited Partners control, and to the extent inconsistent with the Partnership Agreement, shall constitute an amendment to the Partnership Agreement.

                  4.       General Partner Authorization

                           (a)  Notwithstanding anything to the contrary in the
Partnership Agreement, upon the Majority Vote of the Limited Partners, all transactions between the Partnership and the General Partner[s] described and contemplated by the Prospectus as necessary or appropriate to consummate the Merger shall be deemed to be approved by the Partnership and the Limited Partners.

                           (b)  The   General   Partner[s]   is   [are]   hereby
authorized, at such time as he [they] in his [their] sole discretion, deem[s] appropriate, to execute, acknowledge, verify, deliver, file and record, for and in the name of the Partnership and Limited Partners, any and all documents and instruments and shall do and perform any and all acts required by applicable law or which the General Partner[s] deem[s] necessary or advisable in order to give effect to this Amendment, to the consummation of the Merger and each transaction necessary or appropriate to effect the Merger.

                  5. Full Force and Effect of Agreement. Except as provided in this Amendment, all other terms of the Partnership Agreement remain in full force and effect.

                  6. Successors and Assigns. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

                  7. Counterparts. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all such parties are not signatories to the original or same counterpart.

                  8. Governing Law. This Amendment shall be interpreted in accordance with the laws of the State of ______________, all rights and remedies being governed by such laws.

         IN WITNESS WHEREOF, the undersigned hereby execute this Amendment on the ____ day of ________________, 19___.

                                            GENERAL PARTNER(S)


                               By:

                                            LIMITED PARTNERS

                                            By each Limited Partner listed on
                                            Schedule A hereto


                                            By:

                                            Their Attorney-in-Fact

                                    Forms of
                           THE NOTE AND LOAN AGREEMENT





                                     ANNEX 3
                        To AmREIT Joint Proxy and Consent
                      Solicitation Statement and Prospectus




                                    SPECIMEN

                               6.0% UNSECURED NOTE

                                  AmREIT, INC.



NOTE NO. N-_____________                   $
                                           MATURITY DATE:  December 31, 2004
                                           DATE OF ISSUANCE:  ________, 19__
                                           HOUSTON, TEXAS


THIS  NOTE  IS  SUBJECT  TO  THE   PROVISIONS  OF  THE  LOAN   AGREEMENT   DATED
_______________ , 1998.

         1. Principal and Interest. For value received, AmREIT, INC., a Maryland corporation ("Maker"), hereby promises to pay to the order of the registered holder of this Note ("Holder"), at such address of Holder as is set forth on the records of Maker, or at such other place as Holder may designate in writing to Maker, the principal sum of Dollars ($ ) (hereafter the "Principal"). This Note shall bear interest from the date hereof on the unpaid Principal balance until paid at the rate of six and no one hundredths percent (6.0%) per annum. Interest accruing hereunder shall be calculated on the basis of a 365-day year for actual days elapsed.

         2. Manner and Form of Payment. This Note shall be payable interest only, in arrears, on the fifth day of ________ and on the fifth day of each calendar quarter thereafter until December 31, 2005, (the "Maturity Date"), on which date the unpaid balance of Principal and accrued interest shall be due and payable. All Principal and interest shall be payable in lawful money of the United States of America. All payments made hereunder shall be applied first to the payment of accrued interest and the balance remaining to the payment of Principal.

         3. Loan Agreement. This Note is one of up to $10,000,000 in principal amount of 6.0% unsecured Notes which may be issued pursuant to that certain Loan Agreement dated _____________, 1998 (the "Loan Agreement"), the terms and conditions of which are incorporated herein by reference. As a condition to the issuance of this Note, Holder agrees to adopt and to be bound by the terms and conditions of the Loan Agreement.

         4. Events of Default. This Note shall be subject to each of the Events of Default and remedies set forth in the Loan Agreement. In order to cure Payment Default, Maker must mail to the Holder, or direct deposit if that option is selected, the amount of the nonpayment plus a late payment penalty equal to simple interest on the amount unpaid at the rate of ten and no one hundredths percent (10.0%) per annum, measured from the date the payment should have been mailed, deposited or credited pursuant to the terms of this Note until the date it actually is mailed, deposited or credited.

         If an Event of Default occurs and is continuing, then and in every such case the Holders of not less than a Majority in Principal Amount of the Outstanding Notes may appoint a Trustee to represent the interest of all the

Holders pursuant to the Loan Agreement as provided therein. No Holder shall have the right to institute or continue any proceeding, judicial or otherwise, with respect to the Notes except pursuant to the Loan Agreement.

         Under the Loan Agreement, the Trustee, at the direction of the Majority Vote of the Holders, may declare all the Notes to be due and payable immediately and take any action allowed by law to collect such amounts. Notwithstanding the foregoing, in the case of an Event of Default arising from events of bankruptcy or insolvency with respect to Maker, all Outstanding Notes will become due and payable without further action or notice.

         5. Prepayment of Note. The Maker may at any time, upon not less than thirty (30) nor more than sixty (60) days prior written notice to the Holder, elect to prepay the Principal Amount in whole or in part, and by delivering to the Holder payment equal to such amount of prepayment plus accrued and unpaid interest thereon through such date of prepayment. Notice of prepayment shall be mailed by first class mail to Holder. If less than all Notes are prepaid, the Notes may be redeemed either pro rata or by lot in the sole discretion of the Maker. In the event of such prepayment, a new Note in principal amount equal to the unpaid principal amount of the original Note shall be issued in the name of Holder and the original Note shall be canceled. On and after the prematurity date, interest shall cease to accrue on the portion of the Principal Amount prepaid. The foregoing obligation to prepay the Notes either on a pro rata basis or by lot shall not in any manner limit the Maker's right to repurchase or prepay any Note on a voluntary basis agreed to by the holder thereof, including any prepayment of the Note prior to maturity as described below.

         6. Amendment, Supplement and Wavier. Pursuant to the Loan Agreement, the Notes may be amended or supplemented by a Majority Vote of the Holders and any Default, Event of Default, compliance or noncompliance with any provision of the Notes may be waived by a Majority Vote of the Holders, provided that any such amendment or supplement affecting the term, interest rate and other terms of the Notes must be ratable and proportionate in effect on all Holders of the then outstanding Notes based on the aggregate amount of principal and interest and penalty payments due them.

         7. Waivers. The Maker waives demand for payment, presentment for payment, protest, notice of protest, notice of dishonor, notice of nonpayment, notice of acceleration or maturity, or diligence in taking any action to collect sums owing hereunder.

         8. Separability. In case any provision in this Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         9. Texas Law; Jurisdiction. This Note is made in the State of Texas and the provisions hereof shall be construed in accordance with the laws of the State of Texas, except to the extent preempted by federal law; and such parties further agree that in the event of a default hereunder, this Note may be enforced in any court of competent jurisdiction in the State of Texas, and they do hereby submit to the jurisdiction of such court regardless of their residence or where this Note or any endorsement hereof may have been executed.

                                            AmREIT, INC.


                                            By: _______________________________

                                 LOAN AGREEMENT
                              6.0% Unsecured Notes
                              Due December 31, 2004

                                  AmREIT, INC.


         THIS LOAN AGREEMENT is entered into by and among AmREIT, INC., a Maryland corporation, (hereinafter referred to as "AmREIT") and the undersigned, a Registered Holder of one or more of AmREIT's 6.0% Unsecured Notes (the "Notes"), as defined below (each of whom is referred to herein as "Holder" and together referred to as "Holders") and such Trustee or Trustees as may be appointed by the Holders pursuant to the terms set forth herein.

                                     PREFACE

         A. The Notes are part of up to $10,000,000 of 6.0% Unsecured Notes due December 31, 2004, which are being offered and sold by AmREIT to the Holders, pursuant to the Merger of one or more of the Participating Partnerships into AmREIT (collectively referred to herein as the "Merger") as described in the Joint Proxy and Consent Solicitation Statement and Prospectus dated November, 1998, as supplemented (the "Prospectus"). Unless otherwise defined herein, the terms used herein have the same meanings as those set forth in the Prospectus, which is incorporated herein by reference.

         B. The Holder is a Registered Holder of one or more of the Notes.

         C. A copy of the form of the Notes is set forth as Exhibit "A" to this Agreement.

         D. By electing to receive his or her Note(s) in the Merger and as a condition thereto, the Holder has adopted and agreed to be bound by this Loan Agreement.

         E. By adopting and agreeing to be bound by this Agreement, the Holder appoints the Trustee, as such Trustee or Trustees may be appointed pursuant to
Article III, Section B below, to act as Holder's exclusive agent under this Agreement for the sole purposes of providing the services and performing the duties specified in Article IV of this Agreement, and of enforcing the obligations of AmREIT under the Notes as provided herein. The Trustee understands the purposes of its appointment as Holder's agent and accepts the appointment as such for the stated purposes only, and on the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration, the adequacy of which is hereby acknowledged, AmREIT, the Holders and the Trustee mutually agree as follows:

                                    ARTICLE I

             Definitions and Other Provisions of General Application

Section A.        Definitions

         For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the capitalized terms used herein and not otherwise defined in this section have the meaning assigned to them in the Prospectus and include the plural as well as the singular. All accounting terms not otherwise defined herein have the meanings assigned to them in the Prospectus and all computations herein provided for shall be made in accordance with generally accepted accounting principles. In determining generally accepted accounting principles, AmREIT may conform to any other rule or regulation of any regulatory authority having jurisdiction over AmREIT.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," "controlling" and "controlled," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" means this instrument as originally executed or as it may from time to time be supplemented, modified or amended by one or more supplemental agreements hereto entered into pursuant to the applicable provisions hereof. This Agreement is not qualified under or subject to the Trust Indenture Act of 1939, as amended.

         "Bankruptcy" or "Insolvency" means the filing in any court pursuant to any statute of the United States or of any state, a petition in bankruptcy or insolvency, or filing for reorganization or for the appointment of a receiver or trustee of all or a material portion of AmREIT's assets, an assignment for the benefit of creditors, if AmREIT admits in writing its inability to pay its debts as they fall due or the seeking, consenting to, or acquiescing in the appointment of a trustee, receiver or liquidator of any material portion of its property. Bankruptcy or insolvency shall also include the filing against AmREIT, in any court, pursuant to any statute of the United States or of any state, of a petition in bankruptcy or insolvency, or for reorganization, or for appointment of a receiver or trustee of all or a substantial portion of AmREIT's property, and within 90 days after such commencement of any such proceeding against AmREIT such petition shall not have been dismissed.

         "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of Texas are not required to be open.

         "Default" means any event that with the passage of time or the giving of notice or both is or could be an Event of Default.

         "Events of Default" means those Events of Default defined under "Events of Default" herein, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, which are in effect from time to time.

         "Holder" means the Person or Persons in whose name a Note is registered on the books and records of AmREIT as a holder of the Note.

         "Indebtedness" means any indebtedness, whether or not contingent, (i) in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or credit (or reimbursement agreements in respect thereof), (ii) representing the balance deferred and unpaid of the purchase price of any property, (iii) representing capital lease obligations; and (iv) representing any hedging obligations, except, in each case, any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing Indebtedness (other than hedging obligations) would appear as a liability upon a balance sheet prepared in accordance with GAAP, and also includes, to the extent not otherwise included, the guarantee of obligations of other persons that would be included within this definition.

         "Majority in Interest" or "Majority of Principal Amount" shall mean a majority of the outstanding unpaid principal amount of all Outstanding Notes plus all unpaid interest due thereon (as reflected on the books and records of AmREIT as voted by the Holders thereof).

         "Maturity Date" means the date on which the unpaid balance of principal and accrued interest is due and payable on the Notes.

         "Net Income" means, with respect to AmREIT for any period, the aggregate of the net income of AmREIT for such period, on a consolidated basis, determined in accordance with GAAP; provided that the Net Income of any entity that is not a subsidiary of AmREIT or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the referent entity or a wholly-owned subsidiary of AmREIT.

         "Outstanding Notes" when used with respect to the Notes means, as of the date of determination, all Notes theretofore issued and delivered by AmREIT and not paid, prepaid or redeemed in full pursuant to their terms.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock partnership, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Trustee" means the Person or Persons elected as the "Trustee" pursuant to the terms of this Agreement or a successor thereto once the latter shall have become such pursuant to the applicable provisions of this Agreement.

Section B.        Acts of Holders

         1. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more substantially concurrent instruments of substantially similar tenor signed by such Holders in person or by an agent or attorney duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is herein expressly required, to AmREIT. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments.

         2. The ownership of the Notes shall be conclusively proven by the books and records of AmREIT.

         3. Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of a Note shall bind every future Holder of the Note and the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or AmREIT in reliance thereon, whether or not notation of such action is made upon such Note.

Section C.        Notices to Trustee and AmREIT

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

         1. The Trustee by any Holder or by AmREIT shall be sufficient for every purpose hereunder if given in writing by personal service or mailed by certified mail, return receipt requested, addressed to the Trustee at the address provided to the Holder by the Trustee in writing, or

         2. AmREIT by the Trustee or by any Holder shall be sufficient for every purpose hereunder if given in writing by personal service or mailed by certified mail, return receipt requested, addressed to AmREIT at Eight Greenway Plaza, Suite 824, Houston, Texas 77046, Attention: Timothy Kelley, Vice President, or at any other address previously furnished in writing to the Trustee by AmREIT.

Section D.        Notices to Holders

         Where this Agreement provides for publication of notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder of the Notes, at the address of such Holder as it appears in the books and records of AmREIT, not later than the latest date, and not earlier than the earliest date, prescribed for the first publication of such notice.

Section E.        Effect of Headings and Table of Contents

         The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section F.        Successors and Assigns

         All covenants and agreements in this Agreement by AmREIT shall bind its successors and assigns, whether so expressed or not.

Section G.        Severability

         In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section H.        Benefits of Agreement

         Nothing in this Agreement or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

Section I.        Governing Law

         This Agreement and all rights and obligations of the undersigned hereof shall be governed, construed and interpreted in accordance with the laws of the State of Texas without regard to conflict of law principles.

Section J.        Persons Deemed Owners

         AmREIT, the Trustee and any agent of AmREIT or the Trustee may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of principal of or interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue.


Section K.        Counterparts

         This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart. The Holders have consented hereto and are bound hereto by executing an agreement to be bound hereby contained in the subscription document related to the offering of the Notes.

                                   ARTICLE II

                         Continuing Covenants of AmREIT

Section A.        Continuing Covenants of AmREIT

         1. No Default on Other Debt. AmREIT shall not be in default with respect to any other of its debt obligations, including any payment of principal or interest. For the purposes hereof, "default" means AmREIT's failure to cure any default under the terms of any debt obligation within thirty (30) days of written notice of such default by the creditor under the respective debt obligation.

         2. Merger, Reorganization or Sale of Assets. While any Note remains unpaid and outstanding, AmREIT shall not consolidate or merge with or into any other person or entity (whether or not AmREIT is the surviving corporation) or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets (excepting loans held for sale in the normal course of AmREIT's mortgage banking operations) in one or more related transactions to, another corporation, person or entity, unless (i) AmREIT is the surviving corporation of such consolidation or merger; and (ii) immediately after such transaction no Default or Event of Default exists.

         3. Prepayment of Notes. During the time any Principal is due and owing on the Notes, AmREIT shall apply an amount equal to eighty percent (80%) of the net proceeds from the sale or refinancing of the real properties acquired from the Participating Partnerships pursuant to the Merger as described in the Prospectus to prepay (call) the Notes as provided above. Such prepayment may, in the sole discretion of AmREIT, be either pro rata as to the outstanding principal amount of all of the Notes or be used to prepay less than all of the outstanding Notes in full where the Notes to be prepaid are determined by lot. For the purposes of this covenant (the "Prepayment Requirement"), "net proceeds from sale or refinancing" shall mean any cash proceeds received from the sale or financing of such real property remaining after the payment of the costs of such transaction, the payment of all encumbrances or obligations relating to the real property and the payment of any other debt obligations of AmREIT then due and payable or which AmREIT's Board of Directors determines to be in the best interests of AmREIT to prepay.

         4. Books and Records. AmREIT shall keep proper books of record and account, in which full and correct entries shall be made of all dealings or transactions of or in relation to the

Notes and the business and affairs of AmREIT in accordance with generally accepted accounting principles. AmREIT shall furnish to the Trustee any and all information related to the Notes as the Trustee may reasonably request and which is in AmREIT's possession.

                                   ARTICLE III

                                    Remedies

Section A.        Events of Default

         Each of the following  constitutes an Event of Default under the Notes:
(i) default for thirty (30) days in the payment when due of interest or penalty on any Note; (ii) default for thirty (30) days in the payment when due of principal of any Note; (iii) if not cured in a timely manner, failure by AmREIT to observe or perform any of the covenants or agreements in the Notes or set forth under Article II hereof required to be performed by it; (iv) if not cured in a timely manner, default under the instruments governing any Other Indebtedness or any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Other Indebtedness for money borrowed by AmREIT, whether such Other Indebtedness or guarantee now exists or is hereafter created, which default (a) is caused by a failure to pay when due principal or interest on such Other Indebtedness within the grace period provided in such Other Indebtedness and which continues beyond any applicable grace period (a "Payment default") or (b) results in the acceleration of such Other Indebtedness prior to its express maturity, provided in each case the principal amount of any such Other Indebtedness, together with the principal amount of any other such Other Indebtedness under which there has been a Payment default or the maturity of which has been so accelerated, aggregates $250,000 or more or (v) AmREIT's bankruptcy or insolvency.

         In order to cure payment Default, AmREIT must mail to the Holder, direct deposit or credit if that option is selected, the amount of the nonpayment plus a late payment penalty equal to simple interest on the amount unpaid at the rate of 10% per annum, measured from the date the payment should have been mailed, deposited or credited pursuant to the terms of the Notes until the date it actually is mailed, deposited or credited.

Section B.     Appointment of Trustee and Commencement of Operation of the Trust

         If an Event of Default occurs and is continuing, then and in every such case the Holders of not less than a Majority in Principal Amount of the Outstanding Notes by written and signed ballot or other written and signed consent may, within thirty (30) days of such Event of Default, appoint a Trustee. Upon delivery of the properly executed written instrument evidencing the appointment of the Trustee and the latter's acceptance of such appointment by due execution of this specific and exact form of Agreement, the operation of this Trust shall commence and the power and rights of the Trustee hereunder shall begin.

Section C.     Covenant to Pay Trustee Amounts Due on Notes and Right of Trustee
               and Holders of Judgment

         AmREIT covenants that, if an Event of Default has occurred and is continuing, AmREIT will, upon written request of the Trustee, cure such default and pay forthwith for the benefit of the Holders the whole amount then due, any penalties which may be due and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee hereunder. If AmREIT fails to cure such defaults and pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled to sue for and recover judgment against AmREIT and any other obligor on the Notes for the amount so due and unpaid pursuant to the terms of the Notes.

         If any Event of Default occurs and is continuing, the Trustee or the Holders of not less than a Majority in Principal Amount of the then Outstanding Notes may declare all the Notes to be due and payable immediately and take any action allowed by law to collect such amounts. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to AmREIT, all Outstanding Notes will become due and payable without further action or notice.

         The Trustee may withhold from the Holders notice of any Default or Event of Default if it believes that withholding notice is in their interest, except a Default or Event of Default relating to the payment of principal, interest or penalties.

Section D.        Application of Money Collected

         Any money collected by the Trustee pursuant to this Article, together with any other sums then held by the Trustee hereunder, shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest upon presentation of the Notes, and the notation thereof of the payment if only partially paid and upon surrender thereof if fully paid:

                  (i) First: To the payment of all unpaid amounts due to the Trustee hereunder;

                  (ii) Second: To the payment of the whole amount then due and unpaid on the Outstanding Notes, for principal and interest and any penalties which may be due under the terms of the Notes, in respect of which or for the benefit of which such money has been collected; and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid on such Notes, then to the payment of such principal and interest, without any preference or priority, ratably according to the aggregate amount so due; and

                  (iii) Third: To the payment of the remainder, if any, to AmREIT or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Section E.        Trustee May File Proofs of Claim

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to AmREIT or any other obligor upon the Notes or the property of AmREIT or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable, as therein expressed or by declaration or otherwise, and irrespective of whether the Trustee shall have made any demand on AmREIT for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) To file and prove a claim for the whole amount of principal, interest and penalty owing and unpaid in respect of the Outstanding Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including to the extent permitted by law any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) To collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under this Agreement.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan or reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder.

Section F.        Trustee May Enforce Claims Without Possession of Notes

         All rights of action and claims under this Agreement, or documents related thereto, may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee hereunder, be for the ratable benefit of the Holders of the Notes (based on the aggregate amount of unpaid principal and interest due each such Holder on such date) in respect of which such judgment has been recovered.

Section G.        Limitation on Suits

         DURING THE PERIOD OF THE OPERATION OF THIS AGREEMENT, NO HOLDER
SHALL HAVE ANY RIGHT TO INSTITUTE OR CONTINUE ANY PROCEEDING or judicial action pursuant to Articles II and III above or otherwise, under or with respect to this Agreement or the Notes, or for the appointment of a receiver or trustee or for any other remedy hereunder, unless all of the following have occurred:

                  (i) Such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (ii) The Holders of not less than a Majority in Principal Amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (iii) Such Holder has offered to the Trustee indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request and provided security therefor reasonably acceptable to the Trustee;

                  (iv) The Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (v) No written direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a Majority in Principal Amount of the Outstanding Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or pursuant to any provision of this Agreement to affect, disturb or prejudice the rights created under this Agreement or the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all Outstanding Note Holders. No Holder shall have the right and each Holder hereby waives the right to sue individually except in accordance with the provisions of this Agreement.

Section H.        Rights to Settle or Compromise

         A Trustee may not make any settlement or compromise concerning the rights of Holders, including in regard to payments of principal or interest, unless it is approved in a separate vote by a Majority in Interest of the Holders. Any settlement or compromise so approved would be binding upon all the Holders.

Section I.        Rights and Remedies Cumulative

         Except insofar as same shall contradict the express terms of this Agreement, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law and the terms of this Agreement, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.

Section J.        Delay or Omission not Waiver

         No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Agreement or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section K.        Waiver of Past Defaults

         Before any judgment or decree for payment of money due has been obtained by the Trustee as provided in this Article, the Holders of not less than a Majority in Principal Amount of the Outstanding Notes may, by Act of such Holders delivered to the Trustee and AmREIT, on behalf of the Holders of all the Notes waive any past default hereunder and its consequences and settle or compromise any claim related to the payment of principal and interest on the Outstanding Notes, provided the terms of such settlement or compromise have been made known to all Holders of Outstanding Notes and the approval of the Majority in Interest has been made in a signed written document. If and only if required by law, the Trustee may provide a procedure for any Holder so desiring to remove itself from the group settlement and to allow the Holder opting out of the group settlement to proceed to enforce its rights individually and as it sees fit.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section L.        Notice of Defaults

         As soon as practicable after the occurrence of any Event of Default hereunder, AmREIT shall transmit notice thereof by mail to all Holders of Notes, as their names and addresses appear on the books and records of AmREIT.

                                   ARTICLE IV

                                   The Trustee

Section A.        Certain Duties and Responsibilities

         1. The Trustee shall, in the exercise of the rights and powers vested in it by this Agreement, use the same degree of care and skill in its exercise as a reasonable person would exercise or use.

         2. No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                  a. The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in Principal Amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  b. No provision of this Agreement shall require the Trustee to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers;

                  c. The Trustee shall be presumed to have acted without negligence if it acted, or omitted to act, in good faith and in reliance upon an opinion of counsel obtained by it.

Section B.        Certain Rights of Trustee

         Except as otherwise provided below:

         1. The Trustee may consult with counsel, accountants and other experts and the advice or opinion of such counsel, accountants and other experts shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and in reliance thereon and the Trustee shall have the right at any time to seek instructions from a court of competent jurisdiction;

         2. The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Trustee security or indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         3. The Trustee may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it hereunder with the care required below; and

         4. Anything to the contrary contained herein notwithstanding, the Trustee shall have no duty to take any action whatsoever if it believes in good faith that the taking of such action may expose the Trustee to personal liability.

Section C.        May Hold Notes

         The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with AmREIT with the same rights it would have if it were not Trustee.

Section D.        Compensation, Reimbursement and Security Therefor

         AmREIT agrees:

         1. To pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder;

         2. To reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement, including reasonable fees and expenses of counsel for the Trustee, except as such expense, disbursement or advance may be attributable to the Trustee's gross negligence or bad faith;

         3. To indemnify the Trustee for, and to hold it harmless against any loss, liability or expense incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

Section E.        Trustee Eligibility

                 The Trustee may not be an Affiliate of AmREIT.

Section F.        Termination of Trust and Removal of Trustee, Appointment of
                  Successor

         1. Upon the moment all Defaults or Events of Defaults are cured or deemed cured pursuant to this Agreement, the appointment of the Trustee and the operation of the Trust will terminate and the powers and the rights of the Trustee hereunder shall cease forthwith.

         2. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee as provided herein.

         3. The Trustee may resign as Trustee hereunder at any time by giving written notice thereof to AmREIT and the Holders. Upon delivery of an instrument of acceptance by a successor Trustee duly appointed by a Majority in Interest of the Holders the resignation will become effective.

         4. The Trustee may be removed as Trustee hereunder at any time by Act of the Holders of a Majority in Principal Amount of the Notes, delivered to the Trustee and to AmREIT.

         5. If at any time:

                  a. The Trustee shall cease to be eligible as Trustee and shall fail to resign after written request therefor by AmREIT or by any Holder, or

                  b. The Trustee shall be adjudged incompetent, bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then in any such case, any Holder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

Section G.        Acceptance of Appointment by Successor

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to AmREIT and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers and duties of the retiring Trustee under this Agreement.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                                    ARTICLE V

                Holder's Lists and Reports by Trustee and AmREIT

Section A.        AmREIT to Furnish Trustee Lists of Holders

         AmREIT will furnish or cause to be furnished to the Trustee not more than five (5) days after its appointment and acceptance as Trustee, and at such other times as the Trustee may reasonably request in writing, within ten (10) business days after receipt by AmREIT of any such request, a list in such form as the Trustee may reasonably request containing all the information in the possession or control of AmREIT, or any of its paying agents, as to the names and addresses of the Holders of Notes, obtained since the date as of which the next previous list, if any, was furnished, and the status of the amount of principal and interest paid or outstanding in respect of each Notes.

                                   ARTICLE VI

                             Supplemental Agreements

Section A.        Supplement Agreement Without Consent of Holders

         Without the consent of the Holder of any Note, AmREIT, when authorized by a board resolution, and the Trustee may from time to time enter into one or more agreements supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         1. To add to the conditions, limitations and restrictions on the authorized amount or purposes of issue, authentication and delivery of Notes, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed; provided that any such modification does not adversely affect the rights and interests of the Holders.

         2. To evidence the succession of another corporation or entity to AmREIT and the assumption by any such successor of the covenants of AmREIT contained herein; or

         3. To add to the covenants of AmREIT for the benefit of the Holders or to surrender any right or power herein conferred upon AmREIT; or

         4. To cure any ambiguity, to amend any provision herein which may be inconsistent with any other provision herein or to make any other provisions, with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement, provided such action shall not adversely affect the rights and interests of the Holders.

Section B.        Supplemental Agreements with Consent of Holders

         With the consent of the Holders of not less than a Majority in Principal Amount affected by such agreement or supplemental agreement, by Act of such Holders delivered to AmREIT and the Trustee, AmREIT and the Trustee may enter into an agreement or agreements supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Notes under this Agreement. Such agreement or supplemental agreement may, with the consent of a Majority in Interest of the Holders of each Outstanding Note affected thereby, effect a compromise or settlement affecting the term, interest rate and other terms of all the Notes; provided that any such compromise or settlement must be ratable and proportionate in effect on all Outstanding Notes based on the aggregate amount of principal and interest and penalty payments due them under the terms of such Notes as of the date of settlement.

         The Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental agreement and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

         An Act of Holders shall not be necessary under this section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

Section C.        Effect of Supplemental Agreements

         Upon the execution of any supplemental agreements under this Article, this Agreement shall be modified in accordance therewith and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                   ARTICLE VII

                                   Defeasance

Section A.     Payment of Indebtedness, Satisfaction and Discharge of Agreement.

         Whenever AmREIT has paid or caused to be paid all amounts then currently due and payable pursuant to the terms of the Notes then this Agreement and the rights and interests created hereby shall cease and become null and void (except as to any surviving rights of transfer or exchange of Notes herein or therein provided for and except as otherwise stated in the next paragraph) and the Trustee then acting as such hereunder shall, at the expense of AmREIT, execute and deliver such instruments of satisfaction and discharge as may be necessary.

         Notwithstanding   anything  to  the  contrary  herein  contained,   the
obligations of AmREIT to pay or reimburse the Trustee as provided herein shall survive the termination, satisfaction and discharge of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the ____ day of __________, 1998.


HOLDER:                                               AmREIT

By their election to receive Notes, each              AmREIT,  INC.
Holder has irrevocably adopted  and                   A  Maryland  Corporation
agreed to be bound by the terms and conditions of this Loan Agreement.

                                       By: _____________________________________
                                           TRUSTEE


                                           _____________________________________
                                           Name


                                           By: _________________________________
                                               Print Name and Title

                                     Form of
                          BISHIP-CROWN FAIRNESS OPINION






                                     ANNEX 4
                        To AmREIT Joint Proxy and Consent
                      Solicitation Statement and Prospectus



June 5, 1998




Board of Directors
AMERICAN ASSET ADVISERS TRUST, INC.
Eight Greenway Plaza, Suite 824
Houston, TX 77046

Gentlemen:

         We understand that AmREIT, Inc., a Maryland corporation ("AmREIT"), Taylor Income Investors III, Ltd. ("FUND III"), Taylor Income Investors IV, Ltd. ("FUND IV"), Taylor Income Investors V, Ltd. ("FUND V"), Taylor Income Investors VI, Ltd. ("FUND VI"), AAA Net Realty Fund VII, Ltd. ("FUND VII"), AAA Net Realty Fund VIII, Ltd. ("FUND VIII"), AAA Net Realty Fund Goodyear, Ltd. ("AAA GDYR"), AAA Net Realty Fund IX, Ltd. ("FUND IX"), AAA Net Realty Fund X, Ltd. ("FUND X"), and AAA Net Realty Fund XI, Ltd. ("FUND XI") (each, a "Partnership" and collectively the "Partnerships") propose to enter into ten separate merger agreements (collectively, the "Merger Agreement") pursuant to which, among other things, each Partnership will merge into AmREIT and all of the properties and cash assets of the Partnerships will be merged with and into AmREIT (the "Merger").

         You have asked us whether, in our opinion, the consideration to be paid by AmREIT pursuant to the Merger with any or all of the Partnerships is fair to AmREIT and its shareholders from a financial point of view.

         Pursuant to the Merger, the partnership interests of the Partnerships issued and outstanding prior to the closing of the Merger will be converted into the right to receive shares of common stock, $0.01 par value per share (the "Shares") or, in the alternative, and subject to the Note Restriction, AmREIT's unsecured 6.0% Notes due December 31, 2004 (the "Notes"). The aggregate number of Shares to be issued to the partners of each Partnership in connection with the Merger will equal the Net Asset Value for such Partnership divided by the Exchange Price of $9.34 (the "Total Partnership Shares"). The Net Asset Value of each Partnership is equal to the value of its real property assets as agreed upon by AmREIT and the Partnership (the "Negotiated Price") plus the excess, if any, of its cash and accounts receivable over its debt (its "Net Cash") on the effective date of the Merger. The Negotiated Prices of the Partnerships are, respectively: FUND III, $1.1 million; FUND IV, $0.5 million; FUND V, $0.42 million; FUND VI, $0.285 million; FUND VII, $1.01 million; FUND VIII, $1.80 million; FUND GDYR, $1.09 million; FUND IX, $4.85 million; FUND X, $10.355 million; and FUND XI, $6.35 million. The number of Shares to be received by a

Board of Directors
AMERICAN ASSET ADVISERS TRUST, INC.
June 5, 1998
Page 2



limited partner of each Partnership will equal such partner's respective percentage interest in the individual Partnership multiplied by the Total Partnership Shares for such Partnership. The principal amount of Notes to be received by a limited partner of each Partnership will equal such partner's respective percentage interest in the individual Partnership multiplied by the Partnership's Net Asset Value. For their interests in the Partnership, the general partners will not receive any shares to which they may be entitled in exchange for the general partner interest except with respect to their unsubordinated interest as General Partner.

         In conducting our analysis and arriving at the opinion set forth below, we have reviewed such materials and considered such financial and other factors as we deemed relevant under the circumstances, including:

                  1. the Form 10-KSB and related financial information for the fiscal year ended December 31, 1997 and the Form 10-QSB and the related unaudited financial information for the quarterly period ended March 31, 1998 for AmREIT;

                  2. the Forms 10-KSB and related financial information for the fiscal year ended December 31, 1997 and the Forms 10-QSB and the related unaudited financial information for the quarterly period ended March 31, 1998 for each of Fund IX and Fund X, and unaudited financial statements for each of the other Partnerships for the year ended December 31, 1997 and for the quarterly period ended March 31, 1998;

                  3.       the  audited   rental  income   statements   for  the
                           Partnerships for the years ended December 31, 1996 and 1997;

                  4. certain information, including projections, relating to the business, earnings, cash flow, assets and prospects of AmREIT furnished to us by the Management of AmREIT ("Management");

                  5. certain information, including projections, relating to the business, earnings, cash flow, assets and prospects regarding the properties of each partnership provided to us by Mr. H. Kerr Taylor on behalf of the General Partners of each Partnership;

Board of Directors
AMERICAN ASSET ADVISERS TRUST, INC.
June 5, 1998
Page 3



                  6.       certain  information   provided  by  Mr.  Taylor  and
                           Management relating to the properties of the Partnerships, including projections of net operating income for 1998 based on Mr. Taylor's and Management's review and analysis of the properties and lease profiles of the Partnerships;

                  7. the historical offering prices for the Shares and certain publicly traded companies we deemed to be reasonably similar to AmREIT, the historical and projected results of operations of AmREIT, and historical and certain future earnings estimates of selected companies we deemed to be reasonably similar to AmREIT.

                  8. publicly available financial, operating and stock market data concerning certain companies engaged in businesses we deemed comparable to AmREIT or otherwise relevant to our inquiry.

                  9. the financial terms of certain recent transactions we deemed relevant;

                  10.      drafts of the form of the Merger Agreement;

                  11. drafts of the Joint Consent Solicitation Statement and Prospectus of AmREIT and the Partnerships; and

                  12.      such   other   financial   studies,    analyses   and
                           investigations and such other matters we deemed necessary.

         We have met with Management of AmREIT to discuss; (i) the prospects for their business, (ii) their estimate of such business' future financial performance, (iii) the financial impact of the Merger on AmREIT, and (iv) such other matters as we deemed relevant. We have also visited selected Partnership properties. We have assumed, with your consent, that the drafts of the Merger Agreement which we reviewed will conform in all material respects to that document when in final form.

         In preparing our opinion, we have relied on the accuracy and completeness of publicly available information and all of the information supplied or otherwise made available to us by AmREIT and the Partnerships, including the financial projections for AmREIT and of each of the properties owned by the Partnerships, and we have not independently verified such information or undertaken an independent appraisal of the assets of AmREIT or the Partnerships. With respect to the projections furnished by AmREIT and the

Board of Directors
AMERICAN ASSET ADVISERS TRUST, INC.
June 5, 1998
Page 4


Partnerships, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of Management and Mr. Taylor as to the expected future financial performance of the respective entities. Further, our opinion is based on economic, financial and market conditions as they exist and can be evaluated as of the date hereof.

         As you know, we have been retained by AmREIT to render this opinion in connection with the Merger and will receive a fee for such service. We may actively trade the Shares for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. This letter and the opinion expressed herein may not be reproduced, summarized, excerpted from or otherwise publicly referred to or disclosed in any manner without our prior written consent; provided AmREIT may set forth in full this letter in any proxy statement relating to the Merger sent to the AmREIT shareholders.

         Our opinion expressed herein is provided for the use of the Independent Directors of AmREIT in the evaluation of the Merger, and our opinion is not intended to be, and does not constitute, a recommendation to any shareholder of AmREIT as to how such shareholder should vote in connection with the Merger.

         On the basis of, and subject to, the foregoing, we are of the opinion that, as of the date hereof, the consideration to be paid by AmREIT pursuant to the Merger is fair to AmREIT and its Shareholders from a financial point of view. Based on our analysis and conclusions, our opinion addresses the Merger as a whole and with respect to the merger of each Partnership and each combination of Partnerships from a financial point of view.

Very truly yours,



/s/ BISHOP-CROWN INVESTMENT RESEARCH, INC.

BISHOP-CROWN INVESTMENT RESEARCH, INC.

                                     Form of
                           HOULIHAN FAIRNESS OPINIONS




                                     ANNEX 5
                        To AmREIT Joint Proxy and Consent
                      Solicitation Statement and Prospectus


          [HOULIHAN LOKEY LETTERHEAD]



June 1, 1998

Mr. H. Kerr Taylor in his capacity as
President of the General Partner of
Taylor Income Investors, LTD.
8 Greenway Plaza
Suite 824
Houston, TX  77046

Dear Mr. Taylor:

We understand the following regarding American Assets Advisers Trust Inc. ("AmREIT"), and Taylor Income Investors, LTD (the "Partnership"). AmREIT has recently completed a transaction pursuant to which it acquired its advisor, American Asset Advisers Realty Corp (the "Adviser") (the "Adviser Acquisition"). Prior to the Adviser Acquisition, the Advisor provided property management and other related services to the Partnerships pursuant to an Omnibus Service Agreement (the "Service Agreement"). As a result of the Advisor Acquisition, all services contracts associated with the Service Agreement have been assumed by a wholly owned subsidiary of AmREIT. Additionally, prior to the Advisor Acquisition, the Advisor was owned by Kerr Taylor, who was (and is) a shareholder of AmREIT. As a result of the Advisor Acquisition, Mr. Taylor increased his ownership interest in AmREIT. Mr. Taylor serves as the President of Taylor Income Investors, Inc., which is the corporate general partner of the Partnership (the "General Partner"). The Partnership owns interests in three retail properties. Following the Adviser Acquisition, Mr. Taylor and his affiliated corporation retained their fiduciary responsibilities associated with such General Partner of the Partnership.

Finally, we understand that AmREIT has entered into a plan to acquire the Partnership (the "Partnership Acquisition"). Specifically, we understand that pursuant to the Partnership Acquisition, AmREIT will provide a total of 125,116 shares of AmREIT common stock in exchange for the aggregate limited partnership interests in the Partnership. The Partnership Acquisition and other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the "Transaction."

AmREIT and the General Partner(s) have requested that Houlihan Lokey have requested our opinion(the "Opinion") as to the matters set forth below. The Opinion does not address AmREIT's, the General Partner's or the Partnership's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in
acquiring  all  or  any  part  of  AmREIT,   or  the  Partnership. Furthermore,
at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.


Taylor III - fairness opinion

Mr. H. Kerr Taylor in his capacity as
President of the General Partner of
Taylor Income Investors, LTD.
June 1, 1998

                                       -2-

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. met with the General Partner and certain members of its senior management to discuss the operations, financial condition, future prospects and projected operations and performance of the Partnership;

2. visited certain facilities and business offices of the General Partner and AmREIT;

3. reviewed the Partnership's annual reports to shareholders for the fiscal years ended December 31, 1997 and 1996 which the General Partner have identified as being the most current financial statements available and have indicated that there has been no material change in the financial position of the Partnership since such financial statements;

4. reviewed copies of the 1985 Agreement of Limited Partnership of the Partnership; and

5. reviewed AmREIT's annual reports to shareholders and on Form 10-K for the fiscal years ended 1997 and quarterly reports on Form 10-Q for the quarter ended March 31, 1998;

6. reviewed forecasts and projections prepared by the General Partner with respect to the Partnership for the year ended December 31, 1998 and reviewed summary pro-forma forecast prepared by AmREIT's management with respect to AmREIT, the Partnership and affiliated partnerships;

7. reviewed drafts of the Joint Consent Solicitation Statement and Prospectus for American Asset Advisers Trust, Inc.;

8. reviewed the historical market prices for the AmREIT's publicly traded securities;

9. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Partnership and AmREIT, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction; and

10. conducted such other studies, analyses and inquiries as we have deemed appropriate.

Taylor III - fairness opinion

Mr. H. Kerr Taylor in his capacity as
President of the General Partner of
Taylor Income Investors, LTD.
June 1, 1998

                                       -3-

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of AmREIT and the Partnership and that there has been no material change in the assets, financial condition, business or prospects of AmREIT or the Partnership since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to AmREIT or the Partnership and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of AmREIT or the Partnership. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the aggregate consideration to be received by the limited partners of Taylor Income Investors, LTD in connection with the Transaction is fair to them from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.




Taylor III - fairness opinion

          [HOULIHAN LOKEY LETTERHEAD]



June 1, 1998

Mr. H. Kerr  in his capacity as
President of the General Partner of
Taylor Income Investors IV, LTD.
8 Greenway Plaza
Suite 824
Houston, TX  77046

Dear Mr. Taylor:

We understand the following regarding American Assets Advisers Trust Inc. ("AmREIT"), and Taylor Income Investors IV, LTD (the "Partnership"). AmREIT has recently completed a transaction pursuant to which it acquired its advisor, American Asset Advisers Realty Corp (the "Adviser") (the "Adviser Acquisition"). Prior to the Adviser Acquisition, the Advisor provided property management and other related services to the Partnerships pursuant to an Omnibus Service Agreement (the "Service Agreement"). As a result of the Advisor Acquisition, all services contracts associated with the Service Agreement have been assumed by a wholly owned subsidiary of AmREIT. Additionally, prior to the Advisor Acquisition, the Advisor was owned by Kerr Taylor, who was (and is) a shareholder of AmREIT. As a result of the Advisor Acquisition, Mr. Taylor increased his ownership interest in AmREIT. Mr. Taylor serves as the President of Taylor Income Investors IV, Inc., which is the corporate general partner of the Partnership (the "General Partner"). The Partnership owns interests in one retail property. Following the Adviser Acquisition, Mr. Taylor and his affiliated corporation retained their fiduciary responsibilities associated with such General Partner of the Partnership.

Finally, we understand that AmREIT has entered into a plan to acquire the Partnership (the "Partnership Acquisition"). Specifically, we understand that pursuant to the Partnership Acquisition, AmREIT will provide a total of 56,034 shares of AmREIT common stock in exchange for the aggregate limited partnership interests in the Partnership. The Partnership Acquisition and other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the "Transaction."

AmREIT and the General Partner(s) have requested that Houlihan Lokey have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address AmREIT's, the General Partner's or the Partnership's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in
acquiring  all  or  any  part  of  AmREIT,   or  the  Partnership.  Furthermore,
at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.

Taylor IV - fairness opinion

Mr. H. Kerr Taylor in his capacity as
President of the General Partner of
Taylor Income Investors IV, LTD.
June 1, 1998

                                       -2-

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. met with the General Partner and certain members of its senior management to discuss the operations, financial condition, future prospects and projected operations and performance of the Partnership;

2. visited certain facilities and business offices of the General Partner and AmREIT;

3. reviewed the Partnership's annual reports to shareholders for the fiscal years ended December 31, 1997 and 1996 which the General Partner have identified as being the most current financial statements available and have indicated that there has been no material change in the financial position of the Partnership since such financial statements;

4. reviewed copies of the 1986 Agreement of Limited Partnership of the Partnership; and

5. reviewed AmREIT's annual reports to shareholders and on Form 10-K for the fiscal years ended 1997 and quarterly reports on Form 10-Q for the quarter ended March 31, 1998;

6. reviewed forecasts and projections prepared by the General Partner with respect to the Partnership for the year ended December 31, 1998 and reviewed summary pro-forma forecast prepared by AmREIT's management with respect to AmREIT, the Partnership and affiliated partnerships;

7. reviewed drafts of the Joint Consent Solicitation Statement and Prospectus for American Asset Advisers Trust, Inc.;

8. reviewed the historical market prices for the AmREIT's publicly traded securities;

9. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Partnership and AmREIT, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction; and

10. conducted such other studies, analyses and inquiries as we have deemed appropriate.

Taylor IV - fairness opinion

Mr. H. Kerr Taylor in his capacity as
President of the General Partner of
Taylor Income Investors IV, LTD.
June 1, 1998

                                       -3-

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of AmREIT and the Partnership and that there has been no material change in the assets, financial condition, business or prospects of AmREIT or the Partnership since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to AmREIT or the Partnership and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of AmREIT or the Partnership. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the aggregate consideration to be received by the limited partners of Taylor Income Investors IV, LTD in connection with the Transaction is fair to them from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.




Taylor IV - fairness opinion

               [HOULIHAN LOKEY LETTERHEAD]




June 1, 1998

Mr. H. Kerr  in his capacity as
President of the General Partner of
Taylor Income Investors V, LTD.
8 Greenway Plaza
Suite 824
Houston, TX  77046

Dear Mr. Taylor:

We understand the following regarding American Assets Advisers Trust Inc. ("AmREIT"), and Taylor Income Investors V, LTD (the "Partnership"). AmREIT has recently completed a transaction pursuant to which it acquired its advisor, American Asset Advisers Realty Corp (the "Adviser") (the "Adviser Acquisition"). Prior to the Adviser Acquisition, the Advisor provided property management and other related services to the Partnerships pursuant to an Omnibus Service Agreement (the "Service Agreement"). As a result of the Advisor Acquisition, all services contracts associated with the Service Agreement have been assumed by a wholly owned subsidiary of AmREIT. Additionally, prior to the Advisor Acquisition, the Advisor was owned by Kerr Taylor, who was (and is) a shareholder of AmREIT. As a result of the Advisor Acquisition, Mr. Taylor increased his ownership interest in AmREIT. Mr. Taylor serves as the President of Taylor Income Investors V, Inc., which is the corporate general partner of the Partnership (the "General Partner"). The Partnership owns interests in three retail properties. Following the Adviser Acquisition, Mr. Taylor and his affiliated corporation retained their fiduciary responsibilities associated with such General Partner of the Partnership.

Finally, we understand that AmREIT has entered into a plan to acquire the Partnership (the "Partnership Acquisition"). Specifically, we understand that pursuant to the Partnership Acquisition, AmREIT will provide a total of 47,240 shares of AmREIT common stock in exchange for the aggregate limited partnership interests in the Partnership. The Partnership Acquisition and other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the "Transaction."

AmREIT and the General Partner(s) have requested that Houlihan Lokey have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address AmREIT's, the General Partner's or the Partnership's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of AmREIT, or the Partnership. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.



Taylor V - fairness opinion

Mr. H. Kerr Taylor in his capacity as
President of the General Partner of
Taylor Income Investors V, LTD.
June 1, 1998

                                       -2-

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. met with the General Partner and certain members of its senior management to discuss the operations, financial condition, future prospects and projected operations and performance of the Partnership;

2. visited certain facilities and business offices of the General Partner and AmREIT;

3. reviewed the Partnership's annual reports to shareholders for the fiscal years ended December 31, 1997 and 1996 which the General Partner have identified as being the most current financial statements available and have indicated that there has been no material change in the financial position of the Partnership since such financial statements;

4. reviewed copies of the 1986 Agreement of Limited Partnership of the Partnership; and

5. reviewed AmREIT's annual reports to shareholders and on Form 10-K for the fiscal years ended 1997 and quarterly reports on Form 10-Q for the quarter ended March 31, 1998;

6. reviewed forecasts and projections prepared by the General Partner with respect to the Partnership for the year ended December 31, 1998 and reviewed summary pro-forma forecast prepared by AmREIT's management with respect to AmREIT, the Partnership and affiliated partnerships;

7. reviewed drafts of the Joint Consent Solicitation Statement and Prospectus for American Asset Advisers Trust, Inc.;

8. reviewed the historical market prices for the AmREIT's publicly traded securities;

9. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Partnership and AmREIT, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction; and

10. conducted such other studies, analyses and inquiries as we have deemed appropriate.

Taylor V - fairness opinion

Mr. H. Kerr Taylor in his capacity as
President of the General Partner of
Taylor Income Investors V, LTD.
June 1, 1998

                                       -3-

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of AmREIT and the Partnership and that there has been no material change in the assets, financial condition, business or prospects of AmREIT or the Partnership since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to AmREIT or the Partnership and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of AmREIT or the Partnership. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the aggregate consideration to be received by the limited partners of Taylor Income Investors V, LTD in connection with the Transaction is fair to them from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.




Taylor V - fairness opinion

               [HOULIHAN LOKEY LETTERHEAD]



June 1, 1998

Mr. H. Kerr  in his capacity as
President of the General Partner of
Taylor Income Investors VI, LTD.
8 Greenway Plaza
Suite 824
Houston, TX  77046

Dear Mr. Taylor:

We understand the following regarding American Assets Advisers Trust Inc. ("AmREIT"), and Taylor Income Investors VI, LTD (the "Partnership"). AmREIT has recently completed a transaction pursuant to which it acquired its advisor, American Asset Advisers Realty Corp (the "Adviser") (the "Adviser Acquisition"). Prior to the Adviser Acquisition, the Advisor provided property management and other related services to the Partnerships pursuant to an Omnibus Service Agreement (the "Service Agreement"). As a result of the Advisor Acquisition, all services contracts associated with the Service Agreement have been assumed by a wholly owned subsidiary of AmREIT. Additionally, prior to the Advisor Acquisition, the Advisor was owned by Kerr Taylor, who was (and is) a shareholder of AmREIT. As a result of the Advisor Acquisition, Mr. Taylor increased his ownership interest in AmREIT. Mr. Taylor serves as the President of Taylor Income Investors VI, Inc., which is the corporate general partner of the Partnership (the "General Partner"). The Partnership owns interests in three retail properties. Following the Adviser Acquisition, Mr. Taylor and his affiliated corporation retained their fiduciary responsibilities associated with such General Partner of the Partnership.

Finally, we understand that AmREIT has entered into a plan to acquire the Partnership (the "Partnership Acquisition"). Specifically, we understand that pursuant to the Partnership Acquisition, AmREIT will provide a total of 30,807 shares of AmREIT common stock in exchange for the aggregate limited partnership interests in the Partnership. The Partnership Acquisition and other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the "Transaction."

AmREIT and the General Partner(s) have requested that Houlihan Lokey have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address AmREIT's, the General Partner's or the Partnership's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of AmREIT, or the Partnership. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.

Taylor VI - fairness opinion

Mr. H. Kerr Taylor in his capacity as
President of the General Partner of
Taylor Income Investors VI, LTD.
June 1, 1998

                                       -2-

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. met with the General Partner and certain members of its senior management to discuss the operations, financial condition, future prospects and projected operations and performance of the Partnership;

2. visited certain facilities and business offices of the General Partner and AmREIT;

3. reviewed the Partnership's annual reports to shareholders for the fiscal years ended December 31, 1997 and 1996 which the General Partner have identified as being the most current financial statements available and have indicated that there has been no material change in the financial position of the Partnership since such financial statements;

4. reviewed copies of the 1987 Agreement of Limited Partnership of the Partnership; and

5. reviewed AmREIT's annual reports to shareholders and on Form 10-K for the fiscal years ended 1997 and quarterly reports on Form 10-Q for the quarter ended March 31, 1998;

6. reviewed forecasts and projections prepared by the General Partner with respect to the Partnership for the year ended December 31, 1998 and reviewed summary pro-forma forecast prepared by AmREIT's management with respect to AmREIT, the Partnership and affiliated partnerships;

7. reviewed drafts of the Joint Consent Solicitation Statement and Prospectus for American Asset Advisers Trust, Inc.;

8. reviewed the historical market prices for the AmREIT's publicly traded securities;

9. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Partnership and AmREIT, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction; and

10. conducted such other studies, analyses and inquiries as we have deemed appropriate.

Taylor VI - fairness opinion

Mr. H. Kerr Taylor in his capacity as
President of the General Partner of
Taylor Income Investors VI, LTD.
June 1, 1998

                                       -3-

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of AmREIT and the Partnership and that there has been no material change in the assets, financial condition, business or prospects of AmREIT or the Partnership since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to AmREIT or the Partnership and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of AmREIT or the Partnership. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the aggregate consideration to be received by the limited partners of Taylor Income Investors VI, LTD in connection with the Transaction is fair to them from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.




Taylor VI - fairness opinion

               [HOULIHAN LOKEY LETTERHEAD]




June 1, 1998

Mr. H. Kerr Taylor in his capacity as
Individual General Partner
AAA Net Realty Fund VII, LTD
8 Greenway Plaza
Suite 824
Houston, TX  77046

Dear Mr. Taylor:

We understand the following regarding American Assets Advisers Trust Inc. ("AmREIT"), and AAA Net Realty Fund VII, LTD (the "Partnership"). AmREIT has recently completed a transaction pursuant to which it acquired its advisor, American Asset Advisers Realty Corp (the "Adviser") (the "Adviser Acquisition"). Prior to the Adviser Acquisition, the Advisor provided property management and other related services to the Partnerships pursuant to an Omnibus Service Agreement (the "Service Agreement"). As a result of the Advisor Acquisition, all services contracts associated with the Service Agreement have been assumed by a wholly owned subsidiary of AmREIT. Additionally, prior to the Advisor Acquisition, the Advisor was owned by Kerr Taylor, who was (and is) a shareholder of AmREIT. As a result of the Advisor Acquisition, Mr. Taylor increased his ownership interest in AmREIT. Mr. Taylor serves as individual general partner of the Partnership ( the "General Partner"). The Partnership owns interests in five retail properties. Following the Adviser Acquisition, Mr. Taylor and his affiliated corporation retained their fiduciary responsibilities associated with such General Partner of the Partnership.

Finally, we understand that AmREIT has entered into a plan to acquire the Partnership (the "Partnership Acquisition"). Specifically, we understand that pursuant to the Partnership Acquisition, AmREIT will provide a total of 110,284 shares of AmREIT common stock in exchange for the aggregate limited partnership interests in the Partnership. The Partnership Acquisition and other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the "Transaction."

AmREIT and the General Partner(s) have requested that Houlihan Lokey have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address AmREIT's, the General Partner's or the Partnership's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of AmREIT, or the Partnership. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.

Realty Fund 7 - fairness opinion

Mr. H. Kerr Taylor in his capacity as
Individual General Partner
AAA Net Realty Fund VII, LTD
June 1, 1998

                                       -2-


In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. met with the General Partner and certain members of its senior management to discuss the operations, financial condition, future prospects and projected operations and performance of the Partnership;

2. visited certain facilities and business offices of the General Partner and AmREIT;

3. reviewed the Partnership's annual reports to shareholders for the fiscal years ended December 31, 1997 and 1996 which the General Partner have identified as being the most current financial statements available and have indicated that there has been no material change in the financial position of the Partnership since such financial statements;

4. reviewed copies of the 1988 Agreement of Limited Partnership of the Partnership; and

5. reviewed AmREIT's annual reports to shareholders and on Form 10-K for the fiscal years ended 1997 and quarterly reports on Form 10-Q for the quarter ended March 31, 1998;

6. reviewed forecasts and projections prepared by the General Partner with respect to the Partnership for the year ended December 31, 1998 and reviewed summary pro-forma forecast prepared by AmREIT's management with respect to AmREIT, the Partnership and affiliated partnerships;

7. reviewed drafts of the Joint Consent Solicitation Statement and Prospectus for American Asset Advisers Trust, Inc.;

8. reviewed the historical market prices for the AmREIT's publicly traded securities;

9. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Partnership and AmREIT, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction; and

10. conducted such other studies, analyses and inquiries as we have deemed appropriate.


Realty Fund 7 - fairness opinion

Mr. H. Kerr Taylor in his capacity as
Individual General Partner
AAA Net Realty Fund VII, LTD
June 1, 1998

                                       -3-

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of AmREIT and the Partnership and that there has been no material change in the assets, financial condition, business or prospects of AmREIT or the Partnership since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to AmREIT or the Partnership and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of AmREIT or the Partnership. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the aggregate consideration to be received by the limited partners of AAA Net Realty Fund VII, LTD in connection with the Transaction is fair to them from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.




Realty Fund 7 - fairness opinion

               [HOULIHAN LOKEY LETTERHEAD]




June 1, 1998

Mr. H. Kerr Taylor in his capacity in his capacity as
Individual General Partner
AAA Net Realty Fund VIII, LTD
8 Greenway Plaza
Suite 824
Houston, TX  77046

Dear Mr. Taylor:

We understand the following regarding American Assets Advisers Trust Inc. ("AmREIT"), and AAA Net Realty Fund VIII, LTD (the "Partnership"). AmREIT has recently completed a transaction pursuant to which it acquired its advisor, American Asset Advisers Realty Corp (the "Adviser") (the "Adviser Acquisition"). Prior to the Adviser Acquisition, the Advisor provided property management and other related services to the Partnerships pursuant to an Omnibus Service Agreement (the "Service Agreement"). As a result of the Advisor Acquisition, all services contracts associated with the Service Agreement have been assumed by a wholly owned subsidiary of AmREIT. Additionally, prior to the Advisor Acquisition, the Advisor was owned by Kerr Taylor, who was (and is) a shareholder of AmREIT. As a result of the Advisor Acquisition, Mr. Taylor increased his ownership interest in AmREIT. Mr. Taylor serves as individual general partner of the Partnership ( the "General Partner"). The Partnership owns interests in seven retail properties. Following the Adviser Acquisition, Mr. Taylor and his affiliated corporation retained their fiduciary responsibilities associated with such General Partner of the Partnership.

Finally, we understand that AmREIT has entered into a plan to acquire the Partnership (the "Partnership Acquisition"). Specifically, we understand that pursuant to the Partnership Acquisition, AmREIT will provide a total of 195,973 shares of AmREIT common stock in exchange for the aggregate limited partnership interests in the Partnership. The Partnership Acquisition and other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the "Transaction."

AmREIT and the General Partner(s) have requested that Houlihan Lokey have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address AmREIT's, the General Partner's or the Partnership's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of AmREIT, or the Partnership. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.

Realty Fund 8 - fairness opinion

Mr. H. Kerr Taylor in his capacity in his capacity as Individual General Partner
AAA Net Realty Fund VIII, LTD
June 1, 1998

                                       -2-



In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. met with the General Partner and certain members of its senior management to discuss the operations, financial condition, future prospects and projected operations and performance of the Partnership;

2. visited certain facilities and business offices of the General Partner and AmREIT;

3. reviewed the Partnership's annual reports to shareholders for the fiscal years ended December 31, 1997 and 1996 which the General Partner have identified as being the most current financial statements available and have indicated that there has been no material change in the financial position of the Partnership since such financial statements;

4. reviewed copies of the 1989 Agreement of Limited Partnership of the Partnership; and

5. reviewed AmREIT's annual reports to shareholders and on Form 10-K for the fiscal years ended 1997 and quarterly reports on Form 10-Q for the quarter ended March 31, 1998;

6. reviewed forecasts and projections prepared by the General Partner with respect to the Partnership for the year ended December 31, 1998 and reviewed summary pro-forma forecast prepared by AmREIT's management with respect to AmREIT, the Partnership and affiliated partnerships;

7. reviewed drafts of the Joint Consent Solicitation Statement and Prospectus for American Asset Advisers Trust, Inc.;

8. reviewed the historical market prices for the AmREIT's publicly traded securities;

9. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Partnership and AmREIT, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction; and

10. conducted such other studies, analyses and inquiries as we have deemed appropriate.


Realty Fund 8 - fairness opinion

Mr. H. Kerr Taylor in his capacity in his capacity as Individual General Partner
AAA Net Realty Fund VIII, LTD
June 1, 1998

                                       -3-

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of AmREIT and the Partnership and that there has been no material change in the assets, financial condition, business or prospects of AmREIT or the Partnership since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to AmREIT or the Partnership and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of AmREIT or the Partnership. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the aggregate consideration to be received by the limited partners of AAA Net Realty Fund VIII, LTD in connection with the Transaction is fair to them from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.




Realty Fund 8 - fairness opinion

               [HOULIHAN LOKEY LETTERHEAD]



June 1, 1998

Mr. H. Kerr Taylor in his capacity in his capacity as
Individual General Partner
AAA Net Realty Fund -- Goodyear, LTD
8 Greenway Plaza
Suite 824
Houston, TX  77046

Dear Mr. Taylor:

We understand the following regarding American Assets Advisers Trust Inc. ("AmREIT"), and AAA Net Realty Fund -- Goodyear, LTD (the "Partnership"). AmREIT has recently completed a transaction pursuant to which it acquired its advisor, American Asset Advisers Realty Corp (the "Adviser") (the "Adviser Acquisition"). Prior to the Adviser Acquisition, the Advisor provided property management and other related services to the Partnerships pursuant to an Omnibus Service Agreement (the "Service Agreement"). As a result of the Advisor Acquisition, all services contracts associated with the Service Agreement have been assumed by a wholly owned subsidiary of AmREIT. Additionally, prior to the Advisor Acquisition, the Advisor was owned by Kerr Taylor, who was (and is) a shareholder of AmREIT. As a result of the Advisor Acquisition, Mr. Taylor increased his ownership interest in AmREIT. Mr. Taylor serves as individual general partner of the Partnership ( the "General Partner"). The Partnership owns interests in two retail properties. Following the Adviser Acquisition, Mr. Taylor and his affiliated corporation retained their fiduciary responsibilities associated with such General Partner of the Partnership.

Finally, we understand that AmREIT has entered into a plan to acquire the Partnership (the "Partnership Acquisition"). Specifically, we understand that pursuant to the Partnership Acquisition, AmREIT will provide a total of 117,707 shares of AmREIT common stock in exchange for the aggregate limited partnership interests in the Partnership. The Partnership Acquisition and other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the "Transaction."

AmREIT and the General Partner(s) have requested that Houlihan Lokey have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address AmREIT's, the General Partner's or the Partnership's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of AmREIT, or the Partnership. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.

Goodyear - fairness opinion

Mr. H. Kerr Taylor in his capacity in his capacity as Individual General Partner
AAA Net Realty Fund -- Goodyear, LTD
June 1, 1998

                                       -2-



In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. met with the General Partner and certain members of its senior management to discuss the operations, financial condition, future prospects and projected operations and performance of the Partnership;

2. visited certain facilities and business offices of the General Partner and AmREIT;

3. reviewed the Partnership's annual reports to shareholders for the fiscal years ended December 31, 1997 and 1996 which the General Partner have identified as being the most current financial statements available and have indicated that there has been no material change in the financial position of the Partnership since such financial statements;

4. reviewed copies of the 1990 Agreement of Limited Partnership of the Partnership; and

5. reviewed AmREIT's annual reports to shareholders and on Form 10-K for the fiscal years ended 1997 and quarterly reports on Form 10-Q for the quarter ended March 31, 1998;

6. reviewed forecasts and projections prepared by the General Partner with respect to the Partnership for the year ended December 31, 1998 and reviewed summary pro-forma forecast prepared by AmREIT's management with respect to AmREIT, the Partnership and affiliated partnerships;

7. reviewed drafts of the Joint Consent Solicitation Statement and Prospectus for American Asset Advisers Trust, Inc.;

8. reviewed the historical market prices for the AmREIT's publicly traded securities;

9. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Partnership and AmREIT, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction; and

10. conducted such other studies, analyses and inquiries as we have deemed appropriate.


Goodyear - fairness opinion

Mr. H. Kerr Taylor in his capacity in his capacity as Individual General Partner
AAA Net Realty Fund -- Goodyear, LTD
June 1, 1998

                                       -3-

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of AmREIT and the Partnership and that there has been no material change in the assets, financial condition, business or prospects of AmREIT or the Partnership since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to AmREIT or the Partnership and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of AmREIT or the Partnership. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the aggregate consideration to be received by the limited partners of AAA Net Realty Fund -- Goodyear, LTD in connection with the Transaction is fair to them from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.




Goodyear - fairness opinion

               [HOULIHAN LOKEY LETTERHEAD]




June 1, 1998

Mr. H. Kerr Taylor in his capacity in his capacity as
President of the General Partner of
AAA Net Realty Fund IX, LTD
8 Greenway Plaza
Suite 824
Houston, TX  77046

Dear Mr. Taylor:

We understand the following regarding American Assets Advisers Trust Inc. ("AmREIT"), and AAA Net Realty Fund IX, LTD (the "Partnership"). AmREIT has recently completed a transaction pursuant to which it acquired its advisor, American Asset Advisers Realty Corp (the "Adviser") (the "Adviser Acquisition"). Prior to the Adviser Acquisition, the Advisor provided property management and other related services to the Partnerships pursuant to an Omnibus Service Agreement (the "Service Agreement"). As a result of the Advisor Acquisition, all services contracts associated with the Service Agreement have been assumed by a wholly owned subsidiary of AmREIT. Additionally, prior to the Advisor Acquisition, the Advisor was owned by Kerr Taylor, who was (and is) a shareholder of AmREIT. As a result of the Advisor Acquisition, Mr. Taylor increased his ownership interest in AmREIT. Mr. Taylor serves as the President of American Asset Advisors Management Corporation IX, the general partner of the Partnership ( the "General Partner"). The Partnership owns interests in five retail properties. Following the Adviser Acquisition, Mr. Taylor and his affiliated corporation retained their fiduciary responsibilities associated with such General Partner of the Partnership.

Finally, we understand that AmREIT has entered into a plan to acquire the Partnership (the "Partnership Acquisition"). Specifically, we understand that pursuant to the Partnership Acquisition, AmREIT will provide a total of 527,630 shares of AmREIT common stock in exchange for the aggregate limited partnership interests in the Partnership. The Partnership Acquisition and other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the "Transaction."

AmREIT and the General Partner(s) have requested that Houlihan Lokey have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address AmREIT's, the General Partner's or the Partnership's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of AmREIT, or the Partnership. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.


Realty Fund 9 - fairness opinion

Mr. H. Kerr Taylor in his capacity in his capacity as President of the General Partner of AAA Net Realty Fund IX, LTD
June 1, 1998

                                       -2-

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. met with the General Partner and certain members of its senior management to discuss the operations, financial condition, future prospects and projected operations and performance of the Partnership;

2. visited certain facilities and business offices of the General Partner and AmREIT;

3. reviewed the Partnership's annual reports to shareholders for the fiscal years ended December 31, 1997 and 1996 which the General Partner have identified as being the most current financial statements available and have indicated that there has been no material change in the financial position of the Partnership since such financial statements;

4. reviewed copies of the undated Agreement of Limited Partnership of the Partnership; and

5. reviewed AmREIT's annual reports to shareholders and on Form 10-K for the fiscal years ended 1997 and quarterly reports on Form 10-Q for the quarter ended March 31, 1998;

6. reviewed forecasts and projections prepared by the General Partner with respect to the Partnership for the year ended December 31, 1998 and reviewed summary pro-forma forecast prepared by AmREIT's management with respect to AmREIT, the Partnership and affiliated partnerships;

7. reviewed drafts of the Joint Consent Solicitation Statement and Prospectus for American Asset Advisers Trust, Inc.;

8. reviewed the historical market prices for the AmREIT's publicly traded securities;

9. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Partnership and AmREIT, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction; and

10. conducted such other studies, analyses and inquiries as we have deemed appropriate.

Realty Fund 9 - fairness opinion

Mr. H. Kerr Taylor in his capacity in his capacity as President of the General Partner of AAA Net Realty Fund IX, LTD
June 1, 1998

                                       -3-

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of AmREIT and the Partnership and that there has been no material change in the assets, financial condition, business or prospects of AmREIT or the Partnership since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to AmREIT or the Partnership and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of AmREIT or the Partnership. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the aggregate consideration to be received by the limited partners of AAA Net Realty Fund IX, LTD in connection with the Transaction is fair to them from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.




Realty Fund 9 - fairness opinion

               [HOULIHAN LOKEY LETTERHEAD]



June 1, 1998

Mr. H. Kerr Taylor in his capacity in his capacity as
President of the General Partner of
AAA Net Realty Fund X, LTD
8 Greenway Plaza
Suite 824
Houston, TX  77046

Dear Mr. Taylor:

We understand the following regarding American Assets Advisers Trust Inc. ("AmREIT"), and AAA Net Realty Fund X, LTD (the "Partnership"). AmREIT has recently completed a transaction pursuant to which it acquired its advisor, American Asset Advisers Realty Corp (the "Adviser") (the "Adviser Acquisition"). Prior to the Adviser Acquisition, the Advisor provided property management and other related services to the Partnerships pursuant to an Omnibus Service Agreement (the "Service Agreement"). As a result of the Advisor Acquisition, all services contracts associated with the Service Agreement have been assumed by a wholly owned subsidiary of AmREIT. Additionally, prior to the Advisor Acquisition, the Advisor was owned by Kerr Taylor, who was (and is) a shareholder of AmREIT. As a result of the Advisor Acquisition, Mr. Taylor increased his ownership interest in AmREIT. Mr. Taylor serves as the President of American Asset Advisors Management Corporation X, the general partner of the Partnership ( the "General Partner"). The Partnership owns interests in eight retail properties. Following the Adviser Acquisition, Mr. Taylor and his affiliated corporation retained their fiduciary responsibilities associated with such General Partner of the Partnership.

Finally, we understand that AmREIT has entered into a plan to acquire the Partnership (the "Partnership Acquisition"). Specifically, we understand that pursuant to the Partnership Acquisition, AmREIT will provide a total of 1,108,672 shares of AmREIT common stock in exchange for the aggregate limited partnership interests in the Partnership. The Partnership Acquisition and other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the "Transaction."

AmREIT and the General Partner(s) have requested that Houlihan Lokey have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address AmREIT's, the General Partner's or the Partnership's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of AmREIT, or the Partnership. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.

Realty Fund 10 - fairness opinion

Mr. H. Kerr Taylor in his capacity in his capacity as President of the General Partner of AAA Net Realty Fund X, LTD
June 1, 1998

                                       -2-

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. met with the General Partner and certain members of its senior management to discuss the operations, financial condition, future prospects and projected operations and performance of the Partnership;

2. visited certain facilities and business offices of the General Partner and AmREIT;

3. reviewed the Partnership's annual reports to shareholders for the fiscal years ended December 31, 1997 and 1996 which the General Partner have identified as being the most current financial statements available and have indicated that there has been no material change in the financial position of the Partnership since such financial statements;

4. reviewed copies of the 1992 Agreement of Limited Partnership of the Partnership; and

5. reviewed AmREIT's annual reports to shareholders and on Form 10-K for the fiscal years ended 1997 and quarterly reports on Form 10-Q for the quarter ended March 31, 1998;

6. reviewed forecasts and projections prepared by the General Partner with respect to the Partnership for the year ended December 31, 1998 and reviewed summary pro-forma forecast prepared by AmREIT's management with respect to AmREIT, the Partnership and affiliated partnerships;

7. reviewed drafts of the Joint Consent Solicitation Statement and Prospectus for American Asset Advisers Trust, Inc.;

8. reviewed the historical market prices for the AmREIT's publicly traded securities;

9. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Partnership and AmREIT, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction; and

10. conducted such other studies, analyses and inquiries as we have deemed appropriate.

Realty Fund 10 - fairness opinion

Mr. H. Kerr Taylor in his capacity in his capacity as President of the General Partner of AAA Net Realty Fund X, LTD
June 1, 1998

                                       -3-

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of AmREIT and the Partnership and that there has been no material change in the assets, financial condition, business or prospects of AmREIT or the Partnership since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to AmREIT or the Partnership and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of AmREIT or the Partnership. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the aggregate consideration to be received by the limited partners of AAA Net Realty Fund X, LTD in connection with the Transaction is fair to them from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.




Realty Fund 10 - fairness opinion

               [HOULIHAN LOKEY LETTERHEAD]



June 1, 1998

Mr. H. Kerr Taylor in his capacity in his capacity as
President of the General Partner of
AAA Net Realty Fund XI, LTD
8 Greenway Plaza
Suite 824
Houston, TX  77046

Dear Mr. Taylor:

We understand the following regarding American Assets Advisers Trust Inc. ("AmREIT"), and AAA Net Realty Fund XI, LTD (the "Partnership"). AmREIT has recently completed a transaction pursuant to which it acquired its advisor, American Asset Advisers Realty Corp (the "Adviser") (the "Adviser Acquisition"). Prior to the Adviser Acquisition, the Advisor provided property management and other related services to the Partnerships pursuant to an Omnibus Service Agreement (the "Service Agreement"). As a result of the Advisor Acquisition, all services contracts associated with the Service Agreement have been assumed by a wholly owned subsidiary of AmREIT. Additionally, prior to the Advisor Acquisition, the Advisor was owned by Kerr Taylor, who was (and is) a shareholder of AmREIT. As a result of the Advisor Acquisition, Mr. Taylor increased his ownership interest in AmREIT. Mr. Taylor serves as the President of American Asset Advisors Management Corporation XI, the general partner of the Partnership ( the "General Partner"). The Partnership owns interests in seven retail properties. Following the Adviser Acquisition, Mr. Taylor and his affiliated corporation retained their fiduciary responsibilities associated with such General Partner of the Partnership.

Finally, we understand that AmREIT has entered into a plan to acquire the Partnership (the "Partnership Acquisition"). Specifically, we understand that pursuant to the Partnership Acquisition, AmREIT will provide a total of 687,875 shares of AmREIT common stock in exchange for the aggregate limited partnership interests in the Partnership. The Partnership Acquisition and other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the "Transaction."

AmREIT and the General Partner(s) have requested that Houlihan Lokey have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address AmREIT's, the General Partner's or the Partnership's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of AmREIT, or the Partnership. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.

Realty Fund 11 - fairness opinion

Mr. H. Kerr Taylor in his capacity in his capacity as President of the General Partner of AAA Net Realty Fund XI, LTD
June 1, 1998

                                                                           -2-

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. met with the General Partner and certain members of its senior management to discuss the operations, financial condition, future prospects and projected operations and performance of the Partnership;

2. visited certain facilities and business offices of the General Partner and AmREIT;

3. reviewed the Partnership's annual reports to shareholders for the fiscal years ended December 31, 1997 and 1996 which the General Partner have identified as being the most current financial statements available and have indicated that there has been no material change in the financial position of the Partnership since such financial statements;

4. reviewed copies of the 1994 Agreement of Limited Partnership of the Partnership; and

5. reviewed AmREIT's annual reports to shareholders and on Form 10-K for the fiscal years ended 1997 and quarterly reports on Form 10-Q for the quarter ended March 31, 1998;

6. reviewed forecasts and projections prepared by the General Partner with respect to the Partnership for the year ended December 31, 1998 and reviewed summary pro-forma forecast prepared by AmREIT's management with respect to AmREIT, the Partnership and affiliated partnerships;

7. reviewed drafts of the Joint Consent Solicitation Statement and Prospectus for American Asset Advisers Trust, Inc.;

8. reviewed the historical market prices for the AmREIT's publicly traded securities;

9. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Partnership and AmREIT, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction; and

10. conducted such other studies, analyses and inquiries as we have deemed appropriate.

Realty Fund 11 - fairness opinion

Mr. H. Kerr Taylor in his capacity in his capacity as President of the General Partner of AAA Net Realty Fund XI, LTD
June 1, 1998

                                                                           -3-

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of AmREIT and the Partnership and that there has been no material change in the assets, financial condition, business or prospects of AmREIT or the Partnership since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to AmREIT or the Partnership and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of AmREIT or the Partnership. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the aggregate consideration to be received by the limited partners of AAA Net Realty Fund XI, LTD in connection with the Transaction is fair to them from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.




Realty Fund 11 - fairness opinion

                                  AMREIT, INC.

                                  SUPPLEMENT TO
          JOINT PROXY AND CONSENT SOLICITATION STATEMENT AND PROSPECTUS
                                       FOR
                        TAYLOR INCOME INVESTORS III, LTD.
                           A TEXAS LIMITED PARTNERSHIP

         Mr. H. Kerr Taylor (the "General Partner") is soliciting the approval of the Limited Partners of Taylor Income Investors, Ltd., a Texas Limited Partnership (the "Partnership" or "Fund III"), for the Merger of the Partnership with and into AmREIT, Inc., a Maryland Corporation ("AmREIT"). As part of the Merger, the Limited Partners will exchange Units of Limited Partnership Interests ("Units") in the Partnership for shares of common stock of AmREIT (the "Shares") or, subject to the Note Restriction, 6.0% Notes of AmREIT due December 31, 2004 (the "Notes"). The Merger, if it is approved, will involve up to ten limited partnerships, including the Partnership. This solicitation is being made on behalf of the general partner of the Partnership. The proposal is described in detail in the Joint Proxy And Consent Solicitation Statement and
Prospectus dated , November 1998 (the "Prospectus"). For the definition of capitalized terms used in the Supplement, which are not separately defined herein, see "GLOSSARY" in the Prospectus. Cross-references in this Supplement also refer to the cited discussions in the Prospectus, unless specifically noted to the contrary.

         The effects of the Merger may be different for Limited Partners in each of the partnerships participating in the Merger (the "Partnerships"). This Supplement has been prepared to highlight the risks, effects and fairness of the Merger for the Limited Partners of the Partnership. This Supplement is not intended to repeat or duplicate the Prospectus and the Prospectus must be referred to in reading this Supplement. Moreover, this Supplement does not purport to provide an overall summary of the Merger or to highlight all of its material terms, conditions, risks or effects. See "SUMMARY" and "THE MERGER" in the Prospectus. To the extent this Supplement summarizes portions of the Prospectus, such discussions are qualified in their entirety by the more detailed discussions of those matters appearing in the Prospectus. Supplements have also been prepared for each of the other Partnerships and copies of such Supplements will be provided promptly without charge to each Limited Partner or his representative who has been so designated in writing upon written request to Timothy W. Kelley, Vice President at AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. Telephone (800) 888-4400, extension 26 or fax to
(713) 850-0498.

                                  RISK FACTORS

     The Merger involves material risks to the Limited Partners, the more significant of which are:


         o The General Partner did not retain an unaffiliated person to represent the Limited Partners in negotiating the terms of the Merger.

         o The Negotiated Prices for the Partnership properties were determined by the General Partner, who has substantial conflicts of interest in the Merger due to his financial interest in AmREIT and the prospects of receiving substantial financial benefits if the Merger is consummated.

         o The Negotiated Prices of the properties are not based on appraisals from independent real estate appraisers.

         o The Merger will be a taxable transaction to the Limited Partners.

         o There is no assurance that the value of the consideration received in the Merger by the Limited Partners for their Units will not be less than the fair value of their Units as might result from negotiations between unrelated parties.

         o No public market exists for the Shares or the Notes. Upon completion of the Merger, it is uncertain if and when a public market will develop for the Shares and no public market is expected to develop for the Notes.

         o If and when a public market for the Shares develops, there is no assurance that the Shares will not trade at prices that are less than the Exchange Price.

         o There is no assurance that the Exchange Price, which was determined by the General Partner and the Independent Directors of AmREIT, reflects the fair value of the Shares which might result from negotiations between unrelated parties.

         o The Appraised Value, upon which payment under the ALV Payment Election will be determined, will not be determined or known until after the Merger is consummated.

         o Limited Partners receiving Shares in the Merger will realize a substantial change in the form of their investment from a finite life Partnership, which cannot leverage its investments, to an infinite life REIT which can leverage its investments.

         o The anticipated benefits to Limited Partners as a result of the Merger may not be realized.

                     POTENTIAL BENEFITS TO LIMITED PARTNERS

         The General Partner believes the Merger is fair to and in the best interests of the Limited Partners for a number of reasons, including:

         o The General Partner believes that the terms of the Merger Agreement, including the Exchange Price and the Partnership's Net Asset Value are favorable to the Limited Partners.

         o The General Partner believes that the Negotiated Price for each of the Partnership's Properties is in the highest range of values for the property in the current real estate market and that such value would likely exceed the price at which the property would sell in the market. The General Partner believes that the Partnership would therefor realize significantly less value for its Properties than their Negotiated Prices if the Partnership was liquidated in the current real estate market.

         o By merging into AmREIT, the Limited Partners will be relieved of uncertainties regarding the Partnership's real estate investments, including the expiration of leases on its properties the possible difficulties in re-leasing the properties and/or the possible substantial costs of re-leasing these properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o The special purpose nature of the Partnership's properties makes them suitable for limited types of tenants and uses and increases the risks of re-leasing the properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o Co-ownership of one of the Partnership's properties in joint venture with another Partnership which, as a practical matter, allows the sale of the property only with the consent of its co-owner. In the Merger, the property is valued at an amount pro rata to the Negotiated Price of the entire property without reduction for less than 100% ownership.

         o By combining the Partnership with AmREIT, the Merger will create an investment portfolio substantially larger and more geographically diversified than the current portfolio of the Partnership. The Merger will consolidate operations and spread the risk of an investment in AmREIT over a broader group of assets, reducing dependence of the investment upon the performance of any particular asset or group of assets, such as assets in the same geographical area.

         o The allocations of Merger Expenses, would require the Partnership to pay only its proportionate share of the Partnership Merger Expenses based on its relative Net Asset Value. Also, if the Limited Partners do not elect to participate in the Merger, the General Partner will pay or reimburse the Partnership its Proportionate Share of the Partnership Merger Expenses.

         o As a result of the Merger, the Partnership will no longer incur the expense for preparation of separate financial statements, required annual and quarterly filings, tax returns and investor communications. The accurate preparation of these statements and reports requires substantial cost and management time and effort.

         o The General Partner believes the Merger will provide the combined AmREIT-Partnership entity improved future access to capital markets for future growth and that Limited Partners, as AmREIT shareholders, will have enhanced liquidity as a result of the larger total equity market capitalization of AmREIT.

         o The General Partner received the Houlihan Fairness Opinion that the Merger is fair, from a financial point of view, to the Limited Partners.

         o The Partnership's strategic combination with a publicly held REIT, which takes advantage of the growth in the REIT industry and real estate markets, is preferable to the alternatives of complete liquidation of the Partnership, continuation of the Partnership or reorganization of the Partnership into one separate REIT.

         These possible benefits of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussions in the Prospectus under the heading "THE MERGER--The General Partners Reasons and Recommendations for the Merger."


                 RISK FACTORS AND POTENTIAL ADVERSE CONSEQUENCES

         Limited Partners participating in the Merger will be subject to various risks and possible adverse consequences which they should take into account in deciding how they will vote on the Merger. The most significant of these material risks are:

         The Merger involves the following risks for the Limited Partners:

         o        The   General   Partner   did  not   retain  an   unaffiliated
                  representative to represent the Limited Partners or the Partnership, or to represent all of the Partnerships as a Group, in the Merger. Had independent representation been arranged for a Partnership, the terms of the Merger might have been more favorable to such Partnership.

         o The Negotiated Prices of the Partnership's Properties were determined by the General Partner who is also the Chief Executive Officer and largest shareholder of AmREIT. The NAV of each Partnership should be considered as having been negotiated by the common management of the Partnerships and AmREIT.

         o The Negotiated Price of the Partnership's Properties is not based on an independent real estate appraisal.

         o The conflicts of interest of the General Partner, who will receive significant financial and other benefits from and/or as a result of the Merger.

         o The possibility that the Partnership's Net Asset Values may not reflect the actual value of its net assets.

         o The fixed Exchange Price, which means the Limited Partners will not receive more Shares (or a Note in a greater principal amount) if the value of the Shares decreases as of the Effective Date.

         o AmREIT's Shares are not publically traded, a market for the Shares is not expected to exist immediately upon completion of this Merger, and there is no assurance that a market for the Shares will develop in the future. Unless and until there is a public market for the Shares, shareholders will have difficulty in liquidating their investment.

         o If and when a market for the Shares develops, the Shares may trade at prices substantially below the Exchange Price.

         o        The Merger will be a taxable transaction for the Limited
                  Partners.

         o        A majority vote of Limited Partners binds the Partnership.

         o Limited Partners who vote against the Merger will receive Notes for their Units in the Merger unless they elect to receive Shares if the Merger is approved.

         o Limited Partners who become shareholders of AmREIT may not receive the same level of distributions as previously received from their respective Partnership Units.

         o Because it is not known how many Partnerships will participate in the Merger, there are uncertainties as to the capital structure and size of AmREIT following consummation of the Merger as they will vary depending on the number of Partnerships electing to participate.

         o As a result of the Merger, the nature of each Limited Partner's investment will change from holding an interest in a specified portfolio of properties in a finite life entity to holding an equity investment in an ongoing REIT, whose portfolio of properties may be changed from time to time without the approval of its shareholders and which does not plan to liquidate such assets within a fixed period.

         o If it participates in the Merger, the Partnership will bear costs of the Merger in proportion to its relative NAV. Should the Partnership not participate in the Merger, the General Partner will pay or reimburse the Partnership for its portion of costs. The costs of the Merger allocated to the Partnerships are limited to the costs of the Houlihan Fairness Opinions, the Partnership accounting costs (and other valuation or appraisal costs, if any), which are estimated to total $150,000, and any direct partner communication costs.

         o        The anticipated benefits of the Merger may not be realized.

         o The anticipated benefits of AmREIT's change to self-management through the recently completed Adviser Acquisition may not be fully realized.

         o The proceeds of future asset sales or refinancings by AmREIT will generally be reinvested rather than distributed to shareholders to the extent not required to be distributed to maintain REIT status.

         o AmREIT's Board of Directors has the power to change the investment, acquisition and financing policies of AmREIT (including policies regarding the level of indebtedness) without a vote of the shareholders, which could result in policies which do not reflect the interests of all shareholders.

         o Following the consummation of the Merger, AmREIT intends to borrow additional funds (equal to or exceeding 50% of the value of the properties acquired in the Merger) to acquire additional, as yet unidentified, real estate.

         These risks and possible adverse consequences of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussion of the risks associated with the Merger set forth in the Prospectus under the sections "RISK FACTORS," "CONFLICTS OF INTEREST," "MATERIAL FEDERAL INCOME TAX ASPECTS" and "COMPARISON OF UNITS, SHARES AND NOTES."

                                   THE MERGER

         The purpose of the Merger is to strategically unite AmREIT with one or more of the Partnerships, each of which has compatible properties in AmREIT's existing and new markets, and to give the Limited Partners the ability to participate in a strategic business combination with a publicly held REIT in order to take advantage of the growth in the REIT industry and real estate markets in general, with the prospect of being able to liquidate their investment through the sale of the publicly-traded Shares or retain their investment indefinitely.

         If the Merger is approved, the Partnership will cease to exist and all of its properties will be transferred to AmREIT. Any Limited Partner may abstain from or vote against the Merger and, if the Merger is approved, the Limited Partner will still participate in the Merger and will receive Notes for their Units unless they elect to receive Shares. In lieu of either Notes or Shares, a Limited Partner may elect to receive cash payment pursuant to the ALV Payment Election. Limited Partners will not have appraisal rights or other dissenter's rights by reason of the Merger. For a discussion of the effect of abstaining from or voting against the Merger, the rights of Limited Partners who do so, and the effects of exercising dissenters' rights see "THE MERGER
- Dissenting Partners and Shareholders."

         The General Partner is proposing amendments to the Partnership's Agreement of Limited Partnership to permit the closing of the transactions contemplated by the Merger Agreement. Limited Partners voting in favor of the Merger will be deemed to have voted in favor of each of these proposed amendments. A majority vote of Limited Partners is required to approve the proposed amendments and to approve the Merger Agreement. The proposed amendments authorize the following: (i) the Merger of the Partnership with and into AmREIT, whether or not AmREIT would be regarded as an Affiliate of the general partner; and (ii) such other actions as may be necessary under or contemplated by the Merger Agreement or the Prospectus, irrespective of any provision in the Partnership Agreement which might otherwise prohibit such actions. See "THE MERGER -- Proposed Amendments to Partnership Agreements." The General Partner owns no Units of the Partnership. The general partner of the Partnership has agreed to waive any right to receive Shares to which it may otherwise have been entitled except with respect to its capital interests as general partner.

         The General Partner reasonably believes that the terms of the Merger, including the consideration to be received by the Limited Partners in the Merger, are fair to and in the best interests of the Limited Partners.

         THE GENERAL PARTNER STRONGLY RECOMMENDS THAT ALL LIMITED PARTNERS VOTE "YES" IN FAVOR OF THE MERGER. THE GENERAL PARTNER REQUESTS THAT EACH LIMITED PARTNER COMPLETE, SIGN AND RETURN THE ENCLOSED CONSENT AS SOON AS POSSIBLE.

                           ALLOCATION OF CONSIDERATION

         In the Merger, the Limited Partners will receive Shares (or Notes) based upon the Net Asset Value ("NAV") of the Partnership. The Partnership's NAV equals the Negotiated Price of its properties plus its Net Cash. The Partnership's Net Cash equals the excess, if any, of its cash and accounts receivable over its debt at the Effective Date. The Negotiated Price of each property of the Partnership was determined and agreed to by Mr. H. Kerr Taylor, the General Partner, on behalf of the Partnership in negotiations with the two directors of AmREIT who are not affiliated with Mr. Taylor (the "Independent Directors").

         The number of Shares issuable in the Merger to the Partnership equals the Partnership's NAV divided by the Exchange Price of $9.34. The Exchange Price was negotiated and agreed to by the General Partner and the Independent Directors based on the last public offering price of the Shares, $10.25, net of certain costs of that offering. However, the Shares are not publically traded and will not be listed for trading immediately after the Merger. Limited Partners should refer to the discussion in the Prospectus under the heading "THE MERGER--The Merger Consideration."

         Calculated as if the Effective Date were June 30, 1998, AmREIT is offering 3,971.94 Shares or, subject to the Note Restriction, a Note in the principal amount of $37,098, in consideration for each Unit of the Partnership. The following table sets forth the methodology utilized in determining the number of Shares and Notes being offered by AmREIT for each Unit:


Net Asset Value:
   Value of Properties:
   Steak and Ale, Houston, TX (44%)(1)                                 $310,000
   Bank of America, Houston, TX (100%)                                  460,000
   Taco Bell, Houston, TX (100%)                                        330,000
                                                                        -------
   Negotiated Price                                                  $1,100,000
   Net Cash(2)                                                          $68,585
   Other Assets                                                               0
   Other Liabilities                                                          0
                                                                 --------------
   Net Asset Value of Partnership(3)                                 $1,168,585
                                                                     ---------
   Percentage of Aggregate Net Asset Value of All Partnerships            4.15%
   Net Asset Value Per Original Investment of $1,000(4)               $1,236.60
                                                                       --------
Allocation of Shares Received in Merger:
   Number of Shares Allocable to Partnership                            125,116
   Percentage of Total Shares to be Issued in the Merger                  4.15%
   Percentage of Total Shares of AmREIT After the Merger                  2.18%
   Allocation of Shares to Limited Partners                             125,116
   Allocation of Shares to General Partners(5)                                0
                                                                    -----------
   Allocation of Shares per Unit                                       3,971.94
   Allocation of Shares Per Original Investment of $1,000(4)             132.40
   Maximum Total Outstanding Shares in AmREIT After the Merger(6)     5,742,873
                                                                      ---------
Notes Offered in Merger:
   Maximum Principal Amount Offered to Partnership                     $409,005
   Principal Amount of Note Offered per Unit                           $ 37,098
   Principal Amount of Note Offered per Original Investment
   of $1,000(4)                                                       $1,236.60
                                                                       --------

Return to Limited Partners Per $1,000 of Adjusted Capital From
Shares(7):

   Return From Merger per $1,000 of Adjusted Capital based on            $1,250
   Exchange Price(8)

   Total Return from Merger based on Exchange Price plus Cumulative   $2,448.68
   Distributions through 6/30/1998 per $1,000 of Adjusted Capital

   Total Return from Merger based on Exchange Price plus Cumulative     244.87%
   Distributions through 6/30/1998 as a Percentage of Adjusted
   Capital

   Return From Merger per $1,000 of Adjusted Capital based on $10.25     $1,375
   per Share Price(9)

(1)      Percentage of property owned by Partnership shown in parentheses.

(2) Net Cash is the excess, if any, of the Partnership's cash and accounts receivable over its debt.

(3)      Net Asset Value equals Negotiated Price of property plus Net Cash.

(4) "Per Original Investment of $1,000" is computed by dividing the Limited Partners' allocable share of such amount by the Limited Partners' original capital of the Partnership (the Partnership's "Original Capital") and multiplying the result by 1,000.

(5) The general partner of the Partnership has agreed to waive any right to receive Shares to which it may otherwise have been entitled in the Merger other than with respect to the payment to Mr. Taylor of the disposition fee in the amount of $33,000 (3.0% of the Negotiated Price of each property). Mr. Taylor has agreed to purchase 3,533 shares at the Exchange Price with this disposition fee. The general partner will not be receiving any other compensation or reimbursement for claims against or interests in the Partnership.

(6) Calculated as if the Effective Date were June 30, 1998. Assumes 100% participation of the Partnerships and that no Notes are issued. Includes portion of Share Balance from Adviser Acquisition issuable to Mr. Taylor upon consummation of Merger.

(7) Adjusted Capital equals a Limited Partner's original invested capital less cumulative distributions constituting a return of capital under the Partnership Agreement.

(8)      Shares valued at $9.34 per Share.

(9)      $10.25 is the most recent public offering price of the Shares.


                    CONSIDERATIONS UNIQUE TO THE PARTNERSHIP

         Due to the substantial similarities among the Partnerships, such as their similar investment portfolios and property locations, common investment objectives and policies, similar financial condition, the fact that the Partnerships' assets are managed by AmREIT or its Affiliates and substantial similarities in the language and scope of their Partnership Agreements, many of the consequences of participating in the Merger are common to the Limited Partners of each of the Partnerships. The purpose of this section is, however, to highlight features of the Partnership which may distinguish the situation of the Partnership from that of the other Partnerships and which should be taken into account by the Limited Partners when evaluating the merits and risks of the proposed Merger.

         Special Considerations Regarding Partnership Properties. Unless the Limited Partners approve the Merger, the General Partner will continue the Partnership in accordance with its current investment strategies and objectives described below. At the time of the Partnership's formation, the General Partner anticipated the liquidation of its portfolio and distribution of the net proceeds from the sale of the properties to the Limited Partners within 8 to 12 years after the acquisition of the properties. Based on the completion of the acquisition of the Partnership's portfolio in 1987, it was anticipated that liquidation of the portfolio would begin by 1999. However, the Partnership's ability to achieve its goals will be influenced by the following factors. See "THE PARTNERSHIPS--Properties" in the Prospectus for additional information regarding the Partnership's portfolio.

                  Expiration of Leases. The leases on the Partnership's properties all expire within the next 5 years. Also, there is a significant chance that Bank of America, the Partnership's largest tenant, which is currently being merged with another bank, will not renew its lease when it expires in May 2000 or will renew its lease only if the Partnership makes significant improvements to the property. Also, should any of these tenants fail to renew their leases, the Partnership would need to find a new tenant and incur significant additional costs by reason of temporary vacancy and/or significant rehabilitation and/or tenant improvement costs.

                  Concentration of Investment. The Partnership has concentrated its investments in 3 properties. If a vacancy or other interruption of rents occur in one or more of these properties, the distributions of the Partnership may be significantly reduced. The Partnership has also concentrated its investments in a limited geographic area. If conditions in this area deteriorate, the Partnership may experience more difficulty in re-leasing its properties than it would experience if the properties were more geographically diversified.

                  Co-ownership of Property. The Partnership owns one of its properties, the Steak & Ale Restaurant property in co-ownership with Fund IV. The Partnership owns 44% of this property and is dependent upon the consent and cooperation of the majority co-owner to sell or re-lease the property. Therefore, there is no assurance that the co-owner will agree to the sale or re-lease of the property at such time or under the terms the Partnership may desire.

                  Possible Need for Additional Capital. The Limited Partners may
be required to contribute additional capital and/or approve Partnership borrowings in order to finance future lease renewal or re-leasing costs as described above. Moreover, without an economically desirable lease in place, the Partnership could not expect to realize an attractive price for the sale of its properties.

         Merger is a Taxable Event. Limited Partners will realize a gain on the Merger in an amount equal to their allocable share of the excess of the sum of the fair market value of the Shares received by the Partnership over the Partnership's adjusted tax basis of its assets. In general, Limited
Partners can expect to pay tax on 63% of this gain at long term capital gains rates, which will generally by 20%. The remaining 37% of the gain will be taxable at the rates for ordinary income. Assuming that the value of the Shares reflects the Net Asset Values of the assets acquired in the Merger, if the Partnership participates in the Merger, each of its Limited Partners would have recoginzed taxable gain of approximately 53% (as of June 30, 1998) for every Unit held, representing an original investment of $30,000. Those Limited Partners who have owned their Units since the inception of the Partnership can expect to recognize a taxable gain of approximately $3,700 per Unit as a result of the Merger. The actual amount of gain recognized by each Limited Partner will depend upon the value ascribed to the Shares for federal tax purposes. Because the Shares will not be publically traded immediately after the Merger, and the 1998 operating results have not been included, it is possible that the value of the Shares used for purposes of calculating the taxable income (or loss) and the taxable income (or loss) per Unit will differ from the calculation stated above.

The Partnership's federal income tax returns are subject to review and possible adjustment by the Internal Revenue Service. Under federal income tax laws, regulations and administrative rulings, certain types of transactions may be accorded varying interpretations. Accordingly, the Partnership's financial statements, as well as the individual tax returns of the partners, may be changed to cause them to conform to the tax treatment resulting from such review, if any.

         Investment Strategy. Each of the properties is currently fully leased to a single tenant; however, as described above, these leases expire at varying times in the future. The Partnership is not authorized to raise additional capital or borrow funds. The Partnership has a history of making regular quarterly distributions to its Limited Partners. See "Miscellaneous -- Distributions to Limited Partners" below in this Supplement. The Partnership's strategy is to continue to hold its properties with a view towards liquidating them at such times as the General Partner deems beneficial and appropriate in a manner consistent with the Partnership's investment objectives. The principal investment objectives of the Partnership are to (i) preserve and protect the Limited Partners' capital; (ii) provide the Limited Partners with quarterly cash distributions from operations; (iii) obtain long-term appreciation in the value of its properties; and (iv) provide increased cash distributions to the Limited Partners as the cash flow from its investments increases over the life of the Partnership. The Partnership acquired each of its properties for cash and without the use of borrowed funds (leverage).

         Management Compensation. The Partnership has no employees as its operations are managed by AmREIT. Under the Omnibus Services Agreement, pursuant to which AmREIT manages the operations of the Partnership, AmREIT is entitled to annual property management fees equal to 3% of gross rental revenues. Also, the Omnibus Services Agreement provides for payment of reimbursement fees of up to 6% of the Partnership's gross rental revenues. This relationship will terminate after the Merger if the Partnership merges into AmREIT. If the Partnership participates in the Merger, neither AmREIT nor the General Partner or any of their Affiliates will receive any compensation for services rendered in connection with the Merger.

         Offers From Third Parties. No offers on the Partnership's properties have been received during the past twelve months by the General Partner from unaffiliated third parties. See "THE MERGER-Acquisition Proposals" in the Prospectus.


                             FAIRNESS OF THE MERGER

         Based upon his analysis of the Merger, the General Partner reasonably believes that:

         (1) The terms of the Merger, when considered as a whole, are fair to the Limited Partners;

         (2) The Shares offered in exchange for the Units constitute fair consideration for the Units of the Limited Partners; and

         (3) After comparing the potential benefits and detriments of the Merger with those of several alternatives, the Merger is more attractive to the Limited Partners than such alternatives.

         THE GENERAL PARTNER REASONABLY BELIEVES THAT THE TERMS OF THE MERGER AGREEMENT, INCLUDING THE CONSIDERATION TO BE RECEIVED BY THE LIMITED PARTNERS IN CONNECTION WITH THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF THE LIMITED PARTNERS. ACCORDINGLY, THE GENERAL PARTNER HAS APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT THE LIMITED PARTNERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND AMENDMENT OF THE PARTNERSHIP AGREEMENT.

         The General Partner's determination is based upon the transaction as a whole, as well as the combination of less than all Partnerships, because the Partnership's value for the purposes of the Merger is its Net Asset Value. The General Partner believes that Net Asset Value is a reasonable estimate of the value of each Partnership for the Merger as it is directly derived from the value of the Partnership's net assets at the Effective Date, independent of the valuations of the assets of the other Partnerships. The General Partner also believes the Exchange Price, the value on which Shares will be issued to the Partnership in the Merger, is a reasonable estimate of the value of the Shares based on the last public offering price of the Shares and within the overall context of the Merger. See "THE MERGER - The General Partner's Reasons and Recommendations for the Merger."

         Fairness Opinion. The General Partners, on behalf of the Partnership, retained Houlihan to render an opinion as to whether the consideration to be received by the Limited Partners in connection with the Merger was fair, from a financial point of view, to the Limited Partners. Houlihan was not requested to, and did not make, any recommendation to the Partnerships as to the consideration to be received by the Limited Partners in connection with the Merger, which consideration was determined through negotiations between the common management of the Partnerships and AmREIT. The General Partner retained Houlihan to render its fairness opinion based upon Houlihan's experience in the valuation of businesses and their securities in connection with mergers and acquisitions, and valuations for corporate purposes especially with respect to REITs and other real estate companies. Houlihan delivered its written opinion, dated June 1, 1998, to the General Partner, to the effect that, as of the date of such opinion, based on Houlihan's review and subject to the limitations described in the Prospectus, the consideration to be received by the Limited Partners in connection with the Merger is fair, from a financial point of view, to the
Limited Partners. The Houlihan Fairness Opinion does not constitute a recommendation to any Limited Partner as to how any such Limited Partner should vote on the Merger. See "FAIRNESS OPINIONS--The Houlihan Fairness Opinion."

         Comparison of Benefits and Detriments. The General Partner's assessment of the fairness of the proposed Merger was based on the review of different alternatives that were available. The evaluations of the different alternatives included, but were not limited to, a strategic combination with a publicly traded REIT to take advantage of the growth of the REIT industry and real estate markets in general, completely liquidating the Partnership, continuing the Partnership or reorganizing the Partnership into a REIT. In order to determine whether the Merger or one of its alternatives would be more attractive to the Limited Partners, the General Partner compared the potential benefits and detriments of the Merger with the potential benefits and detriments of these alternatives. A detailed discussion of the potential benefits and detriments of each of these alternatives is provided in "THE MERGER -- The General Partners' Reasons and Recommendation for the Merger" and "-- Alternatives to the Merger" in the Prospectus.

         In the event the Merger is not consummated for any reason, the Partnership will continue to pursue its business objectives of maximizing the value of its properties, in addition to the possible liquidation of its portfolio, another strategic combination or another attractive alternative that may become available.

                COMPARATIVE COMPENSATION, FEES AND DISTRIBUTIONS
           COMPENSATION PAID TO THE GENERAL PARTNER AND HIS AFFILIATES

         This section is intended to provide Limited Partners with a brief comparison of the compensation, fees and distributions paid to the General Partner and his Affiliates under the Partnership's current arrangements with those that would have been paid had the Merger been in place. The following table sets forth the compensation, fees and distributions by the Partnership to the General Partner and his Affiliates during the two most recent fiscal years and the six-month period ended June 30, 1998 and compares those payments against the amount that would have been paid assuming the Merger had occurred January 1, 1996.


                                              YEAR ENDED DECEMBER 31,

                                                                                                 Six Months
Ended
                                           1996                      1997                          June 30,
1998
                                           ----                      ----
-------------
                                      Actual     Pro Forma      Actual     Pro Forma           Actual
Pro Forma


Administrative Reimb.(1)              $5,700        $6,722      $5,700        $7,372           $2,850
$3,595
Cash Distributions(2)                  1,800           ---       1,800           ---              900
  ---
General Partner Salary(3)                ---           545         ---           654              ---
  327

(1) An AmREIT subsidiary receives administrative reimbursements of up to 6% of gross rental revenues from the properties. No other fees, salaries or other compensation were paid by the Partnership to its general partner or its affiliates during these periods.

(2) Includes all cash distributions made to Mr. Taylor and his affiliates resulting from ownership of Units and general partner interests. Mr.
         Taylor's employment agreement with AmREIT provides for a fixed base salary of $25,000 and $30,000 per annum for 1998 and 1999 respectively, which amounts will not increase as a result of the Merger.

(3) Mr. Taylor's salary represents the total salary and benefits Mr. Taylor is currently entitled to receive as an officer and director of AmREIT allocated to the Partnership based on the percentage of shares of AmREIT to be owned by the Limited Partners immediately after the Merger. No other affiliate of the general partner of the Partnership will receive compensation from AmREIT upon completion of the Merger.


New Compensation

         AmREIT will internally manage and lease the properties obtained by AmREIT from the Partnership pursuant to the Merger. The terms of this engagement will be substantially similar to the terms governing the management arrangements that AmREIT typically uses in managing its current properties.


                                  MISCELLANEOUS

Distributions to Limited Partners

         Set forth below are distributions per Unit made by the Partnership to the Limited Partners during the most recent five fiscal years and the most recently completed interim period. Also see "THE PARTNERSHIPS - Partnership Distributions" in the Prospectus.


                                                                                      Six Months Ended
                                       1993      1994     1995     1996      1997     June 30, 1998
                                       ----      ----     ----     ----      ----     -------------


Distributions                          $2,910    $2,895   $2,896   $2,896    $2,896    $1,448
Portion of Distribution That Was a        ---       ---      ---      ---       ---       ---
Return of Capital(1)

(1)      Distributions treated as a return of capital under the Partnership
         Agreement.

----------------------

Financial Information

         Rental income statements for the properties of the Partnership for the years ended December 31, 1997 and 1996 and certain pro forma financial statements with respect to the Partnership are set forth in "The Unaudited Pro Forma Financial Information" and "INDEX TO FINANCIAL INFORMATION" in the Prospectus.

List of Investors

         Under the Partnership Agreement and Texas state law, a Limited Partner may obtain a list of the names, addresses and number of Units owned by the other Limited Partners entitled to so vote on the Merger by making written request therefor from the General Partner, c/o Timothy W. Kelley, AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. At the time of making the request, the requesting Limited Partner must submit $10.00 in payment for the costs of copying and mailing the list and, if the Units are held through a nominee, provide the Partnership with a statement from the nominee or other independent third party confirming such Limited Partner's beneficial ownership. A Limited Partner is only entitled to the foregoing information with respect to the Partnership in which the Limited Partner holds Units. See "CONSENT PROCEDURES" in the Prospectus.


End of Partnership Supplement for Taylor Income Investors III, Ltd.

                                  AMREIT, INC.

                                  SUPPLEMENT TO
          JOINT PROXY AND CONSENT SOLICITATION STATEMENT AND PROSPECTUS
                                       FOR
                        TAYLOR INCOME INVESTORS IV, LTD.
                           A TEXAS LIMITED PARTNERSHIP

         Mr. H. Kerr Taylor (the "General Partner") is soliciting the approval of the Limited Partners of Taylor Income Investors IV, Ltd., a Texas Limited Partnership (the "Partnership"), for the Merger of the Partnership with and into AmREIT, Inc., a Maryland Corporation ("AmREIT"). As part of the Merger, the Limited Partners will exchange Units of Limited Partnership Interests ("Units") in the Partnership for shares of common stock of AmREIT (the "Shares") or, subject to the Note Restriction, 6.0% Notes of AmREIT due December 31, 2004 (the "Notes"). The Merger, if it is approved, will involve up to ten limited partnerships, including the Partnership. This solicitation is being made on behalf of the general partners of the Partnership. The proposal is described in detail in the Joint Proxy And Consent Solicitation Statement and Prospectus dated , November 1998 (the "Prospectus"). For the definition of capitalized terms used in the Supplement, which are not separately defined herein, see "GLOSSARY" in the Prospectus. Cross-references in this Supplement also refer to the cited discussions in the Prospectus, unless specifically noted to the contrary.

         The effects of the Merger may be different for Limited Partners in each of the partnerships participating in the Merger (the "Partnerships"). This Supplement has been prepared to highlight the risks, effects and fairness of the Merger for the Limited Partners of the Partnership. This Supplement is not intended to repeat or duplicate the Prospectus and the Prospectus must be referred to in reading this Supplement. Moreover, this Supplement does not purport to provide an overall summary of the Merger or to highlight all of its material terms, conditions, risks or effects. See "SUMMARY" and "THE MERGER" in the Prospectus. To the extent this Supplement summarizes portions of the Prospectus, such discussions are qualified in their entirety by the more detailed discussions of those matters appearing in the Prospectus. Supplements have also been prepared for each of the other Partnerships and copies of such Supplements will be provided promptly without charge to each Limited Partner or his representative who has been so designated in writing upon written request to Timothy W. Kelley, Vice President at AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. Telephone (800) 888-4400, extension 26 or fax to
(713) 850-0498.

                                  RISKS FACTORS

     The Merger involves material risks to the Limited Partners, the more significant of which are:

         o The General Partner did not retain an unaffiliated person to represent the Limited Partners in negotiating the terms of the Merger.

         o The Negotiated Prices for the Partnership properties were determined by the General Partner, who has substantial conflicts of interest in the Merger due to his financial interest in AmREIT and the prospects of receiving substantial financial benefits if the Merger is consummated.

         o The Negotiated Prices of the properties are not based on appraisals from independent real estate appraisers.

         o The Merger will be a taxable transaction to the Limited Partners.

         o There is no assurance that the value of the consideration received in the Merger by the Limited Partners for their Units will not be less than the fair value of their Units as might result from negotiations between unrelated parties.

         o No public market exists for the Shares or the Notes. Upon completion of the Merger, it is uncertain if and when a public market will develop for the Shares and no public market is expected to develop for the Notes.

         o If and when a public market for the Shares develops, there is no assurance that the Shares will not trade at prices that are less than the Exchange Price.

         o There is no assurance that the Exchange Price, which was determined by the General Partner and the Independent Directors of AmREIT, reflects the fair value of the Shares which might result from negotiations between unrelated parties.

         o The Appraised Value, upon which payment under the ALV Payment Election will be determined, will not be determined or known until after the Merger is consummated.

         o Limited Partners receiving Shares in the Merger will realize a substantial change in the form of their investment from a finite life Partnership, which cannot leverage its investments, to an infinite life REIT which can leverage its investments.

         o The anticipated benefits to Limited Partners as a result of the Merger may not be realized.


                     POTENTIAL BENEFITS TO LIMITED PARTNERS

         The General Partner believes the Merger is fair to and in the best interests of the Limited Partners for a number of reasons, including:

         o The General Partner believes that the terms of the Merger Agreement, including the Exchange Price and the Partnership's Net Asset Value are favorable to the Limited Partners.

         o The General Partner believes that the Negotiated Price for each of the Partnership's Properties is in the highest range of values for the property in the current real estate market and that such value would likely exceed the price at which the property would sell in the market. The General Partner
                  believes  that the  Partnership  would   therefor  realize
                  significantly less value for its Properties than their Negotiated Prices if the Partnership was liquidated in the current real estate market.

         o By merging into AmREIT, the Limited Partners will be relieved of uncertainties regarding the Partnership's real estate investments, including the expiration of its only property on March 22, 2002, the possible difficulties in re-leasing the properties and the likely substantial costs of re-leasing this property. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o The special purpose nature of the Partnership's only real property makes it suitable for limited types of tenants and uses and increases the risks of re-leasing the properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o Co-ownership of the Partnership's only property in joint venture with Fund III, which, as a practical matter, allows the sale of the property only with the consent of its co-owner. In the Merger, the property is valued at an amount pro rata to the Negotiated Price of the entire property without reduction for less than 100% ownership.

         o By combining the Partnership with AmREIT, the Merger will create an investment portfolio substantially larger and more geographically diversified than the current portfolio of the Partnership. The Merger will consolidate operations and spread the risk of an investment in AmREIT over a broader group of assets, reducing dependence of the investment upon the performance of any particular asset or group of assets, such as assets in the same geographical area.

         o The allocations of Merger Expenses would require the Partnership to pay only its proportionate share of the Partnership Merger Expenses based on its relative Net Asset Value. Also, if the Limited Partners do not elect to participate in the Merger, the General Partner will pay or reimburse the Partnership its Proportionate Share of the Partnership Merger Expenses.

         o As a result of the Merger, the Partnership will no longer incur the expense for preparation of separate financial statements, required annual and quarterly filings, tax returns and investor communications. The accurate preparation of these statements and reports requires substantial cost and management time and effort.

         o The General Partner believes the Merger will provide the combined AmREIT-Partnership entity improved future access to capital markets for future growth and that Limited Partners, as AmREIT shareholders, will have enhanced liquidity as a result of the larger total equity market capitalization of AmREIT.

         o The General Partner received the Houlihan Fairness Opinion that the Merger is fair, from a financial point of view, to the Limited Partners.

         o The Partnership's strategic combination with a publicly held REIT, which takes advantage of the growth in the REIT industry and real estate markets, is preferable to the alternatives of complete liquidation of the Partnership, continuation of the Partnership or reorganization of the Partnership into one separate REIT.

         These possible benefits of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussions in the Prospectus under the heading "THE MERGER--The General Partners Reasons and Recommendations for the Merger."


                 RISK FACTORS AND POTENTIAL ADVERSE CONSEQUENCES

         Limited Partners participating in the Merger will be subject to various risks and possible adverse consequences which they should take into account in deciding how they will vote on the Merger. The most significant of these material risks are:

         The Merger involves the following risks for the Limited Partners:

         o        The   General   Partner   did  not   retain  an   unaffiliated
                  representative to represent the Limited Partners or the Partnership, or to represent all of the Partnerships as a Group, in the Merger. Had independent representation been arranged for a Partnership, the terms of the Merger might have been more favorable to such Partnership.

         o The Negotiated Prices of the Partnership's Properties were determined by the General Partner who is also the Chief Executive Officer and largest shareholder of AmREIT. The NAV of each Partnership should be considered as having been negotiated by the common management of the Partnerships and AmREIT.

         o The Negotiated Price of the Partnership's Properties is not based on an independent real estate appraisal.

         o The conflicts of interest of the General Partner, who will receive significant financial and other benefits from and/or as a result of the Merger.

         o The possibility that the Partnership's Net Asset Values may not reflect the actual value of its net assets.

         o The fixed Exchange Price, which means the Limited Partners will not receive more Shares (or a Note in a greater principal amount) if the value of the Shares decreases as of the Effective Date.

         o AmREIT's Shares are not publically traded, a market for the Shares is not expected to exist immediately upon completion of this Merger, and there is no assurance that a market for the Shares will develop in the future. Unless and until there is a public market for the Shares, shareholders will have difficulty in liquidating their investment.

         o If and when a market for the Shares develops, the Shares may trade at prices substantially below the Exchange Price.

         o        The Merger will be a taxable transaction for the Limited
                  Partners.

         o        A majority vote of Limited Partners binds the Partnership.

         o Limited Partners who vote against the Merger will receive Notes for their Units in the Merger unless they elect to receive Shares if the Merger is approved.

         o Limited Partners who become shareholders of AmREIT may not receive the same level of distributions as previously received from their respective Partnership Units.

         o Because it is not known how many Partnerships will participate in the Merger, there are uncertainties as to the capital structure and size of AmREIT following consummation of the Merger as they will vary depending on the number of Partnerships electing to participate.

         o As a result of the Merger, the nature of each Limited Partner's investment will change from holding an interest in a specified portfolio of properties in a finite life entity to holding an equity investment in an ongoing REIT, whose portfolio of properties may be changed from time to time without the approval of its shareholders and which does not plan to liquidate such assets within a fixed period.

         o If it participates in the Merger, the Partnership will bear the costs of the Merger in proportion to its relative NAV. Should the Partnership not participate in the Merger, the General Partner will pay or reimburse the Partnership for its portion of the costs. The costs of the Merger allocated to the Partnerships are limited to the costs of the Houlihan Fairness Opinions, the Partnership accounting costs (and other valuation or appraisal costs, if any), which are estimated to total $150,000, and any direct partner communication costs.

         o        The anticipated benefits of the Merger may not be realized.

         o The anticipated benefits of AmREIT's change to self-management through the recently completed Adviser Acquisition may not be fully realized.

         o The proceeds of future asset sales or refinancings by AmREIT will generally be reinvested rather than distributed to shareholders to the extent not required to be distributed to maintain REIT status.

         o AmREIT's Board of Directors has the power to change the investment, acquisition and financing policies of AmREIT (including policies regarding the level of indebtedness) without a vote of the shareholders, which could result in policies which do not reflect the interests of all shareholders.

         o Following the consummation of the Merger, AmREIT intends to borrow additional funds (equal to or exceeding 50% of the value of the properties acquired in the Merger) to acquire additional, as yet unidentified, real estate.

         These risks and possible adverse consequences of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussion of the risks associated with the Merger set forth in the Prospectus under the sections "RISK FACTORS," "CONFLICTS OF INTEREST," "MATERIAL FEDERAL INCOME TAX ASPECTS" and "COMPARISON OF UNITS, SHARES AND NOTES."

                                   THE MERGER

         The purpose of the Merger is to strategically unite AmREIT with one or more of the Partnerships, each of which has compatible properties in AmREIT's existing and new markets, and to give the Limited Partners the ability to participate in a strategic business combination with a publicly held REIT in order to take advantage of the growth in the REIT industry and real estate markets in general, with the prospect of being able to liquidate their investment through the sale of the publicly-traded Shares or retain their investment indefinitely.

         If the Merger is approved, the Partnership will cease to exist and all of its properties will be transferred to AmREIT. Any Limited Partner may abstain from or vote against the Merger and, if the Merger is approved, the Limited Partner will still participate in the Merger and will receive Notes for their Units unless they elect to receive Shares. In lieu of either Notes or Shares, a Limited Partner may elect to receive cash payment pursuant to the ALV Payment Election. Limited Partners will not have appraisal rights or other dissenter's rights by reason of the Merger. For a discussion of the effect of abstaining from or voting against the Merger, the rights of Limited Partners who do so, and the effects of exercising dissenters' rights see "THE MERGER - Dissenting Partners and Shareholders."

         The General Partner is proposing amendments to the Partnership's Agreement of Limited Partnership to permit the closing of the transactions contemplated by the Merger Agreement. Limited Partners voting in favor of the Merger will be deemed to have voted in favor of each of these proposed amendments. A majority vote of Limited Partners is required to approve the proposed amendments and to approve the Merger Agreement. The proposed amendments authorize the following: (i) the Merger of the Partnership with and into AmREIT, whether or not AmREIT would be regarded as an Affiliate of the general partners; and (ii) such other actions as may be necessary under or contemplated by the Merger Agreement or the Prospectus, irrespective of any provision in the Partnership Agreement which might otherwise prohibit such actions. See "THE MERGER -- Proposed Amendments to Partnership Agreements." The General Partner owns no Units of the Partnership. The general partners of the Partnership have agreed to waive any right to receive Shares to which they may otherwise have been entitled except with respect to their capital interests as general partners.

         The General Partner reasonably believes that the terms of the Merger, including the consideration to be received by the Limited Partners in the Merger, are fair to and in the best interests of the Limited Partners.

         THE GENERAL PARTNER STRONGLY RECOMMENDS THAT ALL LIMITED PARTNERS VOTE "YES" IN FAVOR OF THE MERGER. THE GENERAL PARTNER REQUESTS THAT EACH LIMITED PARTNER COMPLETE, SIGN AND RETURN THE ENCLOSED CONSENT AS SOON AS POSSIBLE.

                           ALLOCATION OF CONSIDERATION

         In the Merger, the Limited Partners will receive Shares (or Notes) based upon the Net Asset Value ("NAV") of the Partnership. The Partnership's NAV equals the Negotiated Price of its properties plus its Net Cash. The Partnership's Net Cash equals the excess, if any, of its cash and accounts receivable over its debt at the Effective Date. The Negotiated Price of each property of the Partnership was determined and agreed to by Mr. H. Kerr Taylor, the General Partner, on behalf of the Partnership in negotiations with the two directors of AmREIT who are not affiliated with Mr. Taylor (the "Independent Directors").

         The number of Shares issuable in the Merger to the Partnership equals the Partnership's NAV divided by the Exchange Price of $9.34. The Exchange Price was negotiated and agreed to by the General Partner and the Independent Directors based on the last public offering price of the Shares, $10.25, net of certain costs of that offering. However, the Shares are not publically traded and will not been listed for trading after the Merger. Limited Partners should refer to the discussion in the Prospectus under the heading "THE MERGER--The Merger Consideration."

         Calculated as if the Effective Date were June 30, 1998, AmREIT is offering 2,733.37 Shares or, subject to the Note Restriction, a Note in the principal amount of $25,529.66, in consideration for each Unit of the
Partnership. The following table sets forth the methodology utilized in determining the number of Shares and Notes being offered by AmREIT for each
Unit:


Net Asset Value:
   Value of Properties:(1)
   Steak and Ale, Houston, TX (56%)                                    $394,791
   Atlas Note (51.31%)                                                  105,209
                                                                        -------
   Negotiated Price                                                    $500,000
   Net Cash(2)                                                           23,358
   Other Assets                                                             ---
   Other Liabilities                                                        ---
                                                                     ----------
   Net Asset Value of Partnership(3)                                   $523,358
   Percentage of Aggregate Net Asset Value of All Partnerships            1.86%
   Net Asset Value Per Original Investment of $1,000(4)                 $850.99
Allocation of Shares Received in Merger:
   Number of Shares Allocable to Partnership                             56,034
   Percentage of Total Shares to be Issued in the Merger                  1.86%
   Percentage of Total Shares of AmREIT After the Merger                  0.98%
   Allocation of Shares to Limited Partners                              56,034
   Allocation of Shares to General Partners(5)                              ---
   Allocation of Shares Per Unit                                       2,733.37
   Allocation of Shares Per Original Investment of $1,000(4)              91.11
   Maximum Total Shares in AmREIT After the Merger(6)                 5,742,873
                                                                      ---------
Notes Offered in Merger:
   Maximum Principal Amount Offered to Partnership                     $183,175
   Principal Amount of Note Offered per Unit                         $25,529.66
   Principal Amount of Note Offered per Original Investment
   of $1,000(4)                                                         $850.99
                                                                        -------

Return to Limited Partners Per $1,000 of Adjusted Capital From
Shares(7)

   Return From Merger per $1,000 of Adjusted Capital Based on           $850.99
   Exchange Price(8)

   Total Return from Merger Based on Exchange Price plus Cumulative   $1,608.70
   Distributions per $1,000 of Adjusted Capital(7)

   Total Return from Merger Based on Exchange Price plus Cumulative     160.87%
   Distributions through 6/30/1998 as a Percentage of Adjusted
   Capital

   Return From Merger per $1,000 of Adjusted Capital Based on $10.25    $933.90
   per Share Price(9)


(1)      Percentage of property owned by Partnership shown in parentheses.

(2) Net Cash is the excess, if any, of the Partnership's cash and accounts receivable over its debt.

(3)      Net Asset Value equals Negotiated Price of property plus Net Cash.

(4) "Per Original Investment of $1,000" is computed by dividing the Limited Partners' allocable share of such amount by the Limited Partners' original capital of the Partnership (the Partnership's "Original Capital") and multiplying the result by 1,000.

(5) The general partners of the Partnership have agreed to waive any right to receive Shares to which they may otherwise have been entitled in the Merger other than with respect to the payment to Mr. Taylor of the disposition fee in the amount of $15,000 (3.0% of the Negotiated Price of each property). Mr. Taylor has agreed to purchase 1,606 shares at the Exchange Price with this disposition fee. The general partners will not be receiving any other compensation or reimbursement for claims against or interests in the Partnership.

(6) Calculated as if the Effective Date were June 30, 1998. Assumes 100% participation of the Partnerships and that no Notes are issued. Includes portion of Share Balance from Adviser Acquisition issuable to Mr. Taylor upon consummation of Merger.

(7) Adjusted Capital equals a Limited Partner's original invested capital less cumulative distributions constituting a return of capital under the Partnership Agreement.

(8)      Shares valued at $9.34 per Share.

(9)      $10.25 is the most recent public offering price of the Shares.



                    CONSIDERATIONS UNIQUE TO THE PARTNERSHIP

         Due to the substantial similarities among the Partnerships, such as their similar investment portfolios and property locations, common investment objectives and policies, similar financial condition, the fact that the Partnerships' assets are managed by AmREIT or its Affiliates and substantial similarities in the language and scope of their Partnership Agreements, many of the consequences of participating in the Merger are common to the Limited Partners of each of the Partnerships. The purpose of this section is, however, to highlight features of the Partnership which may distinguish the situation of the Partnership from that of the other Partnerships and which should be taken into account by the Limited Partners when evaluating the merits and risks of the proposed Merger.

         Special Considerations Regarding Partnership Properties. Unless the Limited Partners approve the Merger, the General Partner will continue the Partnership in accordance with its current investment strategies and objectives described below. At the time of the Partnership's formation, the General Partner anticipated the liquidation of its portfolio and distribution of the net proceeds from the sale of the properties to the Limited Partners within 8 to 12 years after the acquisition of the properties. Based on the completion of the acquisition of the Partnership's portfolio in 1987, it was anticipated that liquidation of the portfolio would begin by 1999. However, the Partnership's ability to achieve its goals will be influenced by the following factors. See "THE PARTNERSHIPS--Properties" in the Prospectus for additional information regarding the Partnership's portfolio.

                  Expiration of Lease. The lease on the Partnership's only real property expires on March 22, 1002. The General Partner believes the rentals on the ground lease on this property are significantly below current market rates. The General Partner anticipates that in order to release this property at market rates, the Partnership will be required to build a new retail structure and/or make other significant improvements to the property. Also, the Partnership may incur significant additional costs and/or delays in procuring a replacement tenant.

                  Concentration of Investment.  The Partnership has concentrated its investments in one property. If a vacancy or other interruption of rents occurs in that property, the distributions of the Partnership may be significantly reduced. The Partnership has also concentrated its investments in a limited geographic area. If conditions in this area deteriorate, the Partnership may experience more difficulty in re-leasing its property than it would experience if the property was more geographically diversified.

                  Co-ownership of Property. The Partnership owns the Steak & Ale Restaurant property in co-ownership with Fund III. The Partnership owns 56% of this property and is dependent upon the consent and cooperation of the co-owner to sell or re-lease the property. Therefore, there is no assurance that the co-owner will agree to the sale or re-lease of the property at such time or under the terms the Partnership may desire.

                  Possible Need for Additional Capital. The Limited Partners may
be required to contribute additional capital and/or approve Partnership borrowings in order to finance future lease renewal or re-leasing costs as described above. Moreover, without an economically desirable lease in place, the Partnership could not expect to realize an attractive price for the sale of its properties.

         Merger is a Taxable Event. Limited Partners will realize a gain on the Merger in an amount equal to their allocable share of the excess of the sum of the fair market value of the Shares received by the Partnership over the Partnership's adjusted tax basis of its assets. In general, Limited Partners can expect to pay tax on this gain at long term capital gains rates, which will generally be 20%. Assuming that the value of the Shares reflects the Net Asset Values of the assets acquired in the Merger, if the Partnership participates in the Merger, each of its Limited Partners would have recognized taxable gain of approximately 2.5% (as of June 30, 1998) for every Unit held, representing an original investment of $30,000. Those Limited Partners who have owned their Units since the inception of the Partnership can expect to recognize a taxable gain of approximately $150 per Unit as a result of the Merger. The actual amount of gain recognized by each Limited Partner will depend upon the value ascribed to the Shares for federal tax purposes. Because the Shares will not be publically traded immediately after the Merger, and the 1998 operating results have not been included,it is possible that the value of the Shares used for purposes of calculating the taxable income (or loss) and the taxable income (or loss) per Unit will differ from the calculation stated above.

The Partnership's federal income tax returns are subject to review and possible adjustment by the Internal Revenue Service. Under federal income tax laws, regulations and administrative rulings, certain types of transactions may be accorded varying interpretations. Accordingly, the Partnership's financial statements, as well as the individual tax returns of the partners, may be changed to cause them to conform to the tax treatment resulting from such review, if any.

         Investment Strategy. The property is currently fully leased to a single tenant; however, as described above, this lease expires on March 22, 2002. The Partnership is not authorized to raise additional capital or borrow funds. The Partnership has a history of making regular quarterly distributions to its Limited Partners. See "Miscellaneous -- Distributions to Limited Partners" below in this Supplement. The Partnership's strategy is to continue to hold its property with a view towards liquidating it at such time as the General Partner deems beneficial and appropriate in a manner consistent with the Partnership's investment objectives. The principal investment objectives of the Partnership are to (i) preserve and protect the Limited Partners' capital; (ii) provide the Limited Partners with quarterly cash distributions from operations; (iii) obtain long-term appreciation in the value of its property; and (iv) provide increased cash distributions to the Limited Partners as the cash flow from its investments increases over the life of the Partnership. The Partnership acquired its property for cash and without the use of borrowed funds (leverage).

         Management Compensation. The Partnership has no employees as its operations are managed by AmREIT. Under the Omnibus Services Agreement, pursuant to which AmREIT manages the operations of the Partnership, AmREIT is entitled to annual property management fees equal to 3% of gross rental revenues. Also, the Omnibus Services Agreement provides for payment of reimbursement fees of up to 6% of the Partnership's gross rental revenues. This relationship will terminate after the Merger if the Partnership merges into AmREIT. If the Partnership participates in the Merger, neither AmREIT nor the General Partner or any of their Affiliates will receive any compensation for services rendered in connection with the Merger.

         Offers From Third Parties. No offers on the Partnership's property have been received during the past twelve months by the General Partner from unaffiliated third parties. See "THE MERGER-Acquisition Proposals" in the Prospectus.


                             FAIRNESS OF THE MERGER

         Based upon his analysis of the Merger, the General Partner reasonably believes that:

         (1) The terms of the Merger, when considered as a whole, are fair to the Limited Partners;

         (2) The Shares offered in exchange for the Units constitute fair consideration for the Units of the Limited Partners; and

         (3) After comparing the potential benefits and detriments of the Merger with those of several alternatives, the Merger is more attractive to the Limited Partners than such alternatives.

         THE GENERAL PARTNER REASONABLY BELIEVES THAT THE TERMS OF THE MERGER AGREEMENT, INCLUDING THE CONSIDERATION TO BE RECEIVED BY THE
LIMITED PARTNERS IN CONNECTION WITH THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF THE LIMITED PARTNERS. ACCORDINGLY, THE GENERAL PARTNER HAS

APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT THE LIMITED PARTNERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND AMENDMENT OF THE
PARTNERSHIP AGREEMENT.

         The General Partner's determination is based upon the transaction as a whole, as well as the combination of less than all Partnerships, because the Partnership's value for the purposes of the Merger is its Net Asset Value. The General Partner believes that Net Asset Value is a reasonable estimate of the value of each Partnership for the Merger as it is directly derived from the value of the Partnership's net assets at the Effective Date, independent of the valuations of the assets of the other Partnerships. The General Partner also believes the Exchange Price, the value on which Shares will be issued to the Partnership in the Merger, is a reasonable estimate of the value of the Shares based on the last public offering price of the Shares and within the overall context of the Merger. See "THE MERGER - The General Partner's Reasons and Recommendations for the Merger."

         Fairness Opinion. The General Partners, on behalf of the Partnership, retained Houlihan to render an opinion as to whether the consideration to be received by the Limited Partners in connection with the Merger was fair, from a financial point of view, to the Limited Partners. Houlihan was not requested to, and did not make, any recommendation to the Partnerships as to the consideration to be received by the Limited Partners in connection with the Merger, which consideration was determined through negotiations between the common management of the Partnerships and AmREIT. The General Partner retained Houlihan to render its fairness opinion based upon Houlihan's experience in the valuation of businesses and their securities in connection with mergers and acquisitions, and valuations for corporate purposes especially with respect to REITs and other real estate companies. Houlihan delivered its written opinion, dated June 1, 1998, to the General Partner, to the effect that, as of the date of such opinion, based on Houlihan's review and subject to the limitations described in the Prospectus, the consideration to be received by the Limited Partners in connection with the Merger is fair, from a financial point of view, to the
Limited Partners. The Houlihan Fairness Opinion does not constitute a recommendation to any Limited Partner as to how any such Limited Partner should vote on the Merger. See "FAIRNESS OPINIONS--The Houlihan Fairness Opinion."

         Comparison of Benefits and Detriments. The General Partner's assessment of the fairness of the proposed Merger was based on the review of different alternatives that were available. The evaluations of the different alternatives included, but were not limited to, a strategic combination with a publicly traded REIT to take advantage of the growth of the REIT industry and real estate markets in general, completely liquidating the Partnership, continuing the Partnership or reorganizing the Partnership into a REIT. In order to determine whether the Merger or one of its alternatives would be more attractive to the Limited Partners, the General Partner compared the potential benefits and detriments of the Merger with the potential benefits and detriments of these alternatives. A detailed discussion of the potential benefits and detriments of each of these alternatives is provided in "THE MERGER -- The General Partners' Reasons and Recommendation for the Merger" and "-- Alternatives to the Merger" in the Prospectus.

         In the event the Merger is not consummated for any reason, the Partnership will continue to pursue its business objectives of maximizing the value of its property, in addition to the possible liquidation of its portfolio, another strategic combination or another attractive alternative that may become available.

                COMPARATIVE COMPENSATION, FEES AND DISTRIBUTIONS
           COMPENSATION PAID TO THE GENERAL PARTNER AND HIS AFFILIATES

         This section is intended to provide Limited Partners with a brief comparison of the compensation, fees and distributions paid to the General Partner and his Affiliates under the Partnership's current arrangements with those that would have been paid had the Merger been in place. The following table sets forth the compensation, fees and distributions by the Partnership to the General Partner and his Affiliates during the two most recent fiscal years and the six-month period ended June 30, 1998 and compares those payments against the amount that would have been paid assuming the Merger had occurred January 1, 1996.


                                              YEAR ENDED DECEMBER 31,

                                                                                       Six Months Ended
                                        1996                      1997                  June 30, 1998
                                        ----                      ----                   -------------
                                 Actual     Pro Forma      Actual     Pro Forma        Actual     Pro Forma


Administrative Reimb.(1)         $1,656     $2,520         $1,656     $1,936            $828      $756
Cash Distributions(2)               720        ---            720        ---             360       ---
General Partner Salary(3)           ---        244            ---        293             ---       146

(1) An AmREIT subsidiary receives administrative reimbursements of up to 6% of gross rental revenues from the properties. No other fees, salaries or other compensation were paid by the Partnership to its general partner or its affiliates during these periods.

(2) Includes all cash distributions made to Mr. Taylor and his affiliates resulting from ownership of Units and general partner interests. Mr.
         Taylor's employment agreement with AmREIT provides for a fixed base salary of $25,000 and $30,000 per annum for 1998 and 1999 respectively, which amounts will not increase as a result of the Merger.

(3) Mr. Taylor's salary represents the total salary and benefits Mr. Taylor is currently entitled to receive as an officer and director of AmREIT allocated to the Partnership based on the percentage of shares of AmREIT to be owned by the Limited Partners immediately after the Merger. No other affiliate of the general partners of the Partnership will receive compensation from AmREIT upon completion of the Merger.


New Compensation

         AmREIT will internally manage and lease the properties obtained by AmREIT from the Partnership pursuant to the Merger. The terms of this engagement will be substantially similar to the terms governing the management arrangements that AmREIT typically uses in managing its current properties.


                                  MISCELLANEOUS

Distributions to Limited Partners

         Set forth below are distributions per Unit made by the Partnership to the Limited Partners during the most recent five fiscal years and the most recently completed interim period. Also see "THE PARTNERSHIPS - Partnership Distributions" in the Prospectus.



                                                                                           Six Months Ended
                                        1993      1994       1995       1996      1997      June 30, 1998
                                        ----      ----       ----       ----      ----      -------------


Distributions                           $1,860    $1,865     $1,860     $1,860    $1,860      $930
Portion of Distribution That Was a         ---       ---        ---        ---       ---       ---
Return of Capital(1)

(1)      Distributions treated as a return of capital under the Partnership
         Agreement.

----------------------


Financial Information

         Rental income statements for the property of the Partnership for the years ended December 31, 1997 and 1996 and certain pro forma financial statements with respect to the Partnership are set forth in "The Unaudited Pro Forma Financial Information" and "INDEX TO FINANCIAL INFORMATION" in the Prospectus.

List of Investors

         Under the Partnership Agreement and Texas state law, a Limited Partner may obtain a list of the names, addresses and number of Units owned by the other Limited Partners entitled to so vote on the Merger by making written request therefor from the General Partner, c/o Timothy W. Kelley, AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. At the time of making the request, the requesting Limited Partner must submit $10.00 in payment for the costs of copying and mailing the list and, if the Units are held through a nominee, provide the Partnership with a statement from the nominee or other independent third party confirming such Limited Partner's beneficial ownership. A Limited Partner is only entitled to the foregoing information with respect to the Partnership in which the Limited Partner holds Units. See "CONSENT PROCEDURES" in the Prospectus.


End of Partnership Supplement for Taylor Income Investors IV, Ltd.

                                  AMREIT, INC.

                                  SUPPLEMENT TO
          JOINT PROXY AND CONSENT SOLICITATION STATEMENT AND PROSPECTUS
                                       FOR
                         TAYLOR INCOME INVESTORS V, LTD.
                      A TEXAS LIMITED PARTNERSHIP

         Mr. H. Kerr Taylor (the "General Partner") is soliciting the approval of the Limited Partners of Taylor Income Investors V, Ltd., a Texas Limited Partnership (the "Partnership"), for the Merger of the Partnership with and into AmREIT, Inc., a Maryland Corporation ("AmREIT"). As part of the Merger, the Limited Partners will exchange Units of Limited Partnership Interests ("Units") in the Partnership for shares of common stock of AmREIT (the "Shares") or, subject to the Note Restriction, 6.0% Notes of AmREIT due December 31, 2004 (the "Notes"). The Merger, if it is approved, will involve up to ten limited partnerships, including the Partnership. This solicitation is being made on behalf of the general partners of the Partnership. The proposal is described in detail in the Joint Proxy And Consent Solicitation Statement and Prospectus dated, November 1998 (the "Prospectus"). For the definition of capitalized terms used in the Supplement, which are not separately defined herein, see "GLOSSARY" in the Prospectus. Cross-references in this Supplement also refer to the cited discussions in the Prospectus, unless specifically noted to the contrary.

         The effects of the Merger may be different for Limited Partners in each of the partnerships participating in the Merger (the "Partnerships"). This Supplement has been prepared to highlight the risks, effects and fairness of the Merger for the Limited Partners of the Partnership. This Supplement is not intended to repeat or duplicate the Prospectus and the Prospectus must be referred to in reading this Supplement. Moreover, this Supplement does not purport to provide an overall summary of the Merger or to highlight all of its material terms, conditions, risks or effects. See "SUMMARY" and "THE MERGER" in the Prospectus. To the extent this Supplement summarizes portions of the Prospectus, such discussions are qualified in their entirety by the more detailed discussions of those matters appearing in the Prospectus. Supplements have also been prepared for each of the other Partnerships and copies of such Supplements will be provided promptly without charge to each Limited Partner or his representative who has been so designated in writing upon written request to Timothy W. Kelley, Vice President at AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. Telephone (800) 888-4400, extension 26 or fax to
(713) 850-0498.



                                  RISK FACTORS

     The Merger involves material risks to the Limited Partners, the more significant of which are:

         o The distributions on the securities received by Limited Partners for their Units in the Merger will, at least initially, be lower as a percentage of their investment as compared to distributions currently received on their Units.

         o The General Partner did not retain an unaffiliated person to represent the Limited Partners in negotiating the terms of the Merger.

         o The Negotiated Prices for the Partnership properties were determined by the General Partner, who has substantial conflicts of interest in the Merger due to his financial interest in AmREIT and the prospects of receiving substantial financial benefits if the Merger is consummated.

         o The Negotiated Prices of the properties are not based on appraisals from independent real estate appraisers.

         o The Merger will be a taxable transaction to the Limited Partners.

         o There is no assurance that the value of the consideration received in the Merger by the Limited Partners for their Units will not be less than the fair value of their Units as might result from negotiations between unrelated parties.

         o No public market exists for the Shares or the Notes. Upon completion of the Merger, it is uncertain if and when a public market will develop for the Shares and no public market is expected to develop for the Notes.

         o If and when a public market for the Shares develops, there is no assurance that the Shares will not trade at prices that are less than the Exchange Price.

         o There is no assurance that the Exchange Price, which was determined by the General Partner and the Independent Directors of AmREIT, reflects the fair value of the Shares which might result from negotiations between unrelated parties.

         o The Appraised Value, upon which payment under the ALV Payment Election will be determined, will not be determined or known until after the Merger is consummated.

         o Limited Partners receiving Shares in the Merger will realize a substantial change in the form of their investment from a finite life Partnership, which cannot leverage its investments, to an infinite life REIT which can leverage its investments.

         o The anticipated benefits to Limited Partners as a result of the Merger may not be realized.

                     POTENTIAL BENEFITS TO LIMITED PARTNERS

         The General Partner believes the Merger is fair to and in the best interests of the Limited Partners for a number of reasons, including:

         o The General Partner believes that the terms of the Merger Agreement, including the Exchange Price and the Partnership's Net Asset Value are favorable to the Limited Partners.

         o The General Partner believes that the Negotiated Price for each of the Partnership's Properties is in the highest range of values for the property in the current real estate market and that such value would likely exceed the price at which the property would sell in the market. The General Partner believes that the Partnership would thus therefor realize significantly less value for its Properties than their Negotiated Prices if the Partnership was liquidated in the current real estate market.

         o By merging into AmREIT, the Limited Partners will be relieved of uncertainties regarding the Partnership's real estate investments, including the expiration of leases on its
                  properties  the  possible   difficulties  in  re-leasing  the
                  properties and/or the possible substantial costs of re-leasing these properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o The special purpose nature of the Partnership's properties makes them suitable for limited types of tenants and uses and increases the risks of re-leasing the properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o Co-ownership of each of the Partnership's properties in joint venture with one or more other Partnerships which, as a practical matter, allows the sale of the property only with the consent of its co-owner. In the Merger, the property is valued at an amount pro rata to the Negotiated Price of the entire property without reduction for less than 100% ownership.

         o By combining the Partnership with AmREIT, the Merger will create an investment portfolio substantially larger and more geographically diversified than the current portfolio of the Partnership. The Merger will consolidate operations and spread the risk of an investment in AmREIT over a broader group of assets, reducing the dependence of the investment upon the performance of any particular asset or group of assets, such as assets in the same geographical area.

         o The allocations of Merger Expenses would require the Partnership is required to pay only its proportionate share of the Partnership Merger Expenses based on its relative Net Asset Value. Also, if the Limited Partners do not elect to participate in the Merger, the General Partner will pay or reimburse the Partnership its Proportionate Share of the Partnership Merger Expenses.

         o        As a result  of the  Merger,  the  Partnership  will no longer
                  incur the expense for   preparation  of separate  financial
                  statements, required annual and quarterly filings, tax returns and investor communications. The accurate preparation of these statements and reports requires substantial cost and management time and effort.

         o The General Partner believes the Merger will provide the combined AmREIT-Partnership entity improved future access to capital markets for future growth and that Limited Partners, as AmREIT shareholders, will have enhanced liquidity as a result of the larger total equity market capitalization of AmREIT.

         o The General Partner received the Houlihan Fairness Opinion that the Merger is fair, from a financial point of view, to the Limited Partners.

         o The Partnership's strategic combination with a publicly held REIT, which takes advantage of the growth in the REIT industry and real estate markets, is preferable to the alternatives of complete liquidation of the Partnership, continuation of the Partnership or reorganization of the Partnership into one separate REIT.

         These possible benefits of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussions in the Prospectus under the heading "THE MERGER--The General Partners Reasons and Recommendations for the Merger."


                 RISK FACTORS AND POTENTIAL ADVERSE CONSEQUENCES

         Limited Partners participating in the Merger will be subject to various risks and possible adverse consequences which they should take into account in deciding how they will vote on the Merger. The most significant of these material risks are:

         The Merger involves the following risks for the Limited Partners:

         o        The   General   Partner   did  not   retain  an   unaffiliated
                  representative to represent the Limited Partners or the Partnership, or to represent all of the Partnerships as a Group, in the Merger. Had independent representation been arranged for a Partnership, the terms of the Merger might have been more favorable to such Partnership.

         o The Negotiated Prices of the Partnership's Properties were determined by the General Partner who is also the Chief Executive Officer and largest shareholder of AmREIT. The NAV of each Partnership should be considered as having been negotiated by the common management of the Partnerships and AmREIT.

         o The Negotiated Price of the Partnership's Properties is not based on an independent real estate appraisal.

         o The conflicts of interest of the General Partner, who will receive significant financial and other benefits from and/or as a result of the Merger.

         o The possibility that the Partnership's Net Asset Values may not reflect the actual value of its net assets.

         o The fixed Exchange Price, which means the Limited Partners will not receive more Shares (or a Note in a greater principal amount) if the value of the Shares decreases as of the Effective Date.

         o AmREIT's Shares are not publically traded, a market for the Shares is not expected to exist immediately upon completion of this Merger, and there is no assurance that a market for the Shares will develop in the future. Unless and until there is a public market for the Shares, shareholders will have difficulty in liquidating their investment.

         o If and when a market for the Shares develops, the Shares may trade at prices substantially below the Exchange Price.

         o        The Merger will be a taxable transaction for the Limited
                  Partners.

         o        A majority vote of Limited Partners binds the Partnership.

         o Limited Partners who vote against the Merger will receive Notes for their Units in the Merger unless they elect to receive Shares if the Merger is approved.

         o Limited Partners who become shareholders of AmREIT may not receive the same level of distributions as previously received from their respective Partnership Units.

         o Because it is not known how many Partnerships will participate in the Merger, there are uncertainties as to the capital structure and size of AmREIT following consummation of the Merger as they will vary depending on the number of Partnerships electing to participate.

         o As a result of the Merger, the nature of each Limited Partner's investment will change from holding an interest in a specified portfolio of properties in a finite life entity to holding an equity investment in an ongoing REIT, whose portfolio of properties may be changed from time to time without the approval of its shareholders and which does not plan to liquidate such assets within a fixed period.

         o If it participates in the Merger, the Partnership will bear the costs of the Merger in proportion to its relative NAV. Should the Partnership not participate in the Merger, the General Partner will pay or reimburse the Partnership for its portion of the costs. The costs of the Merger allocated to the Partnerships are limited to the costs of the Houlihan Fairness Opinions, the Partnership accounting costs (and other valuation or appraisal costs, if any), which are estimated to total $150,000, and any direct partner communication costs.

         o        The anticipated benefits of the Merger may not be realized.

         o The anticipated benefits of AmREIT's change to self-management through the recently completed Adviser Acquisition may not be fully realized.

         o The proceeds of future asset sales or refinancings by AmREIT will generally be reinvested rather than distributed to shareholders to the extent not required to be distributed to maintain REIT status.

         o AmREIT's Board of Directors has the power to change the investment, acquisition and financing policies of AmREIT (including policies regarding the level of indebtedness) without a vote of the shareholders, which could result in policies which do not reflect the interests of all shareholders.

         o Following the consummation of the Merger, AmREIT intends to borrow additional funds (equal to or exceeding 50% of the value of the properties acquired in the Merger) to acquire additional, as yet unidentified, real estate.

         These risks and possible adverse consequences of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussion of the risks associated with the Merger set forth in the Prospectus under the sections "RISK FACTORS," "CONFLICTS OF INTEREST," "MATERIAL FEDERAL INCOME TAX ASPECTS" and "COMPARISON OF UNITS, SHARES AND NOTES."

                                   THE MERGER

         The purpose of the Merger is to strategically unite AmREIT with one or more of the Partnerships, each of which has compatible properties in AmREIT's existing and new markets, and to give the Limited Partners the ability to participate in a strategic business combination with a publicly held REIT in order to take advantage of the growth in the REIT industry and real estate markets in general, with the prospect of being able to liquidate their investment through the sale of the publicly-traded Shares or retain their investment indefinitely.

         If the Merger is approved, the Partnership will cease to exist and all of its properties will be transferred to AmREIT. Any Limited Partner may abstain from or vote against the Merger and, if the Merger is approved, the Limited Partner will still participate in the Merger and will receive Notes for their Units unless they elect to receive Shares. In lieu of either Notes or Shares, a Limited Partner may elect to receive cash payment pursuant to the ALV Payment Election. Limited Partners will not have appraisal rights or other dissenter's rights by reason of the Merger. For a discussion of the effect of abstaining from or voting against the Merger, the rights of Limited Partners who do so, and the effects of exercising dissenters' rights see "THE MERGER - Dissenting Partners and Shareholders."

         The General Partner is proposing amendments to the Partnership's Agreement of Limited Partnership to permit the closing of the transactions contemplated by the Merger Agreement. Limited Partners voting in favor of the Merger will be deemed to have voted in favor of each of these proposed amendments. A majority vote of Limited Partners is required to approve the proposed amendments and to approve the Merger Agreement. The proposed amendments authorize the following: (i) the Merger of the Partnership with and into AmREIT, whether or not AmREIT would be regarded as an Affiliate of the general partners; and (ii) such other actions as may be necessary under or contemplated by the Merger Agreement or the Prospectus, irrespective of any provision in the Partnership Agreement which might otherwise prohibit such actions. See "THE MERGER -- Proposed Amendments to Partnership Agreements." The General Partner owns no Units of the Partnership. The general partners of the Partnership have agreed to waive any right to receive Shares to which they may otherwise have been entitled except with respect to their capital interests as general partners.

         The General Partner reasonably believes that the terms of the Merger, including the consideration to be received by the Limited Partners in the Merger, are fair to and in the best interests of the Limited Partners.

         THE GENERAL PARTNER STRONGLY RECOMMENDS THAT ALL LIMITED PARTNERS VOTE "YES" IN FAVOR OF THE MERGER. THE GENERAL PARTNER REQUESTS THAT EACH LIMITED PARTNER COMPLETE, SIGN AND RETURN THE ENCLOSED CONSENT AS SOON AS POSSIBLE.

                           ALLOCATION OF CONSIDERATION

         In the Merger, the Limited Partners will receive Shares (or Notes) based upon the Net Asset Value ("NAV") of the Partnership. The Partnership's NAV equals the Negotiated Price of its properties plus its Net Cash. The Partnership's Net Cash equals the excess, if any, of its cash and accounts receivable over its debt at the Effective Date. The Negotiated Price of each property of the Partnership was determined and agreed to by Mr. H. Kerr Taylor, the General Partner, on behalf of the Partnership in negotiations with the two directors of AmREIT who are not affiliated with Mr. Taylor (the "Independent Directors").

         The number of Shares issuable in the Merger to the Partnership equals the Partnership's NAV divided by the Exchange Price of $9.34. The Exchange Price was negotiated and agreed to by the General Partner and the Independent Directors based on the last public offering price of the Shares, $10.25, net of certain costs of that offering. However, the Shares are not publically traded and will not been listed for trading after the Merger. Limited Partners should refer to the discussion in the Prospectus under the heading "THE MERGER--The Merger Consideration."

         Calculated as if the Effective Date were June 30, 1998, AmREIT is offering 2,952.5 Shares or, subject to the Note Restriction, a Note in the
principal  amount  of  $27,576.31,   in  consideration  for  each  Unit  of  the
Partnership. The following table sets forth the methodology utilized in determining the number of Shares and Notes being offered by AmREIT for each
Unit:


Net Asset Values:
   Value of Properties:
   Pizza Inn (Clute, TX)(50%)(1)                                       $130,163
   Whataburger (Clute, TX)(50%)                                         152,000
   La Petite Academy (Houston, TX)(6.02%)                                38,000
   Atlas Note (48.79%)                                                   99,837
                                                                         ------
   Negotiated Price                                                    $420,000
   Net Cash(2)                                                         $ 21,221
   Other Assets                                                             ---
   Other Liabilities                                                        ---
                                                                    -----------
   Net Asset Value of Partnership(3)                                   $441,221
                                                                        -------
   Percentage of Aggregate Net Asset Value of All Partnerships            1.57%
   Net Asset Value Per Original Investment of $1,000(4)                 $919.21
                                                                         ------
Allocation of Shares Received in Merger:
   Number of Shares Allocable to Partnership                             47,240
   Percentage of Total Shares to be Issued in the Merger                  1.57%
   Percentage of Total Shares of AmREIT After the Merger                  0.82%
   Allocation of Shares to Limited Partners                              47,240
   Allocation of Shares to General Partners(5)                              ---
   Allocation of Shares Per Unit                                       2,952.50
   Allocation of Shares Per Original Investment of $1,000(4)              98.42
   Maximum Total Shares in AmREIT After the Merger(6)                 5,742,873
                                                                      ---------
Notes Offered in Merger:
   Maximum Principal Amount Offered to Partnership                     $154,427
   Principal Amount of Note Offered Per Unit                         $27,576.31
   Principal Amount of Note Offered per Original Investment of          $919.21
   $1,000(4)                                                             ------

Return to Limited Partners Per $1,000 of Adjusted Capital From
Shares(7)

   Return From Merger per $1,000 of Adjusted Capital Based on           $958.37
   Exchange Price(8)

   Total Return from Merger based on Exchange Price plus Cumulative   $1,886.94
   Distributions per $1,000 of Adjusted Capital(7)

   Total Return from Merger based on Exchange Price plus Cumulative     188.69%
   Distributions through 6/30/1998 as a Percentage of Adjusted
   Capital

   Return From Merger per $1,000 of Adjusted Capital Based on $10.25 $1,051.74 per Share Price(9)


(1)      Percentage of property owned by Partnership shown in parentheses.

(2) Net Cash is the excess, if any, of the Partnership's cash and accounts receivable over its debt.

(3)      Net Asset Value equals Negotiated Price of property plus Net Cash.

(4) "Per Original Investment of $1,000" is computed by dividing the Limited Partners' allocable share of such amount by the Limited Partners' original capital of the Partnership (the Partnership's "Original Capital") and multiplying the result by 1,000.

(5) The general partners of the Partnership have agreed to waive any right to receive Shares to which they may otherwise have been entitled in the Merger other than with respect to the payment to Mr. Taylor of the disposition fee in the amount of $12,600 (3.0% of the Negotiated Price of each property). Mr. Taylor has agreed to purchase 1,349 shares at the Exchange Price with this disposition fee. The general partners will not be receiving any other compensation or reimbursement for claims against or interests in the Partnership.

(6) Calculated as the if Effective Date were June 30, 1998. Assumes 100% participation of the Partnerships and that no Notes are issued. Includes portion of Share Balance from Adviser Acquisition issuable to Mr. Taylor upon consummation of Merger.

(7) Adjusted Capital equals a Limited Partner's original invested capital less cumulative distributions constituting a return of capital under the Partnership Agreement.

(8)      Shares valued at $9.34 per Share.

(9)      $10.25 is the most recent public offering price of the Shares.



                    CONSIDERATIONS UNIQUE TO THE PARTNERSHIP

         Due to the substantial similarities among the Partnerships, such as their similar investment portfolios and property locations, common investment objectives and policies, similar financial condition, the fact that the Partnerships' assets are managed by AmREIT or its Affiliates and substantial similarities in the language and scope of their Partnership Agreements, many of the consequences of participating in the Merger are common to the Limited Partners of each of the Partnerships. The purpose of this section is, however, to highlight features of the Partnership which may distinguish the situation of the Partnership from that of the other Partnerships and which should be taken into account by the Limited Partners when evaluating the merits and risks of the proposed Merger.

         Special Considerations Regarding Partnership Properties. Unless the Limited Partners approve the Merger, the General Partner will continue the Partnership in accordance with its current investment strategies and objectives described below. At the time of the Partnership's formation, the General Partner anticipated the liquidation of its portfolio and distribution of the net proceeds from the sale of the properties to the Limited Partners within 8 to 12 years after the acquisition of the properties. Based on the completion of the acquisition of the Partnership's portfolio in 1987, it was anticipated that liquidation of the portfolio would begin by 1999. However, the Partnership's ability to achieve its goals will be influenced by the following factors. See "THE PARTNERSHIPS--Properties" in the Prospectus for additional information regarding the Partnership's portfolio.

                  Expiration of Leases. When the leases on the Partnership's properties all expire, the tenants may elect not to renew their leases or to renew their leases only if the Partnership makes significant improvements to the property. Should tenants fail to renew their leases, the Partnership would be required to find new tenants and would likely incur significant additional expense by reason of temporary vacancy and/or significant rehabilitation and/or tenant improvement costs.

                  Concentration of Investment. The Partnership has concentrated its investments in 4 properties, including co-ownership of a secured promissory note with Fund IV. If a vacancy or other interruption of rents occur in one or more of these properties, the distributions of the Partnership may be significantly reduced. The Partnership has also concentrated its investments in a limited geographic area. If conditions in this area deteriorate, the Partnership may experience more difficulty in re-leasing its properties than it would experience if the properties were more geographically diversified.

                  Co-ownership of Property. The Partnership owns all 3 of its real properties in co-ownership with Fund VII and/or Fund VI. The Partnership, as a practical matter, is dependent upon the consent and cooperation of the majority co-owner to sell or re-lease the property. Therefore, there is no assurance that the co-owner will agree to the sale or re-lease of the property at such time or under the terms the Partnership may desire.

                  Possible Need for Additional Capital. The Limited Partners may
be required to contribute additional capital and/or approve Partnership borrowings in order to finance future lease renewal or re-leasing costs as described above. Moreover, without an economically desirable lease in place, the Partnership could not expect to realize an attractive price for the sale of its properties.

         Merger is a Taxable Event. Limited Partners will realize a gain on the Merger in an amount equal to their allocable share of the excess of the sum of the fair market value of the Shares received by the Partnership over the Partnership's adjusted tax basis of its assets. In general, Limited Partners can expect to pay tax on this gain at long term capital gains rates. Approximately 70% of the gain will be taxable at the 20% rate and 30% will be taxable at the 25% rate. Assuming that the value of the Shares reflects the Net Asset Values of the assets acquired in the Merger, if the Partnership participates in the Merger, each of its Limited Partners would have recognized taxable gain of approximately 30% (as of June 30, 1998) for every Unit held, representing an original investment of $30,000. Those Limited Partners who have owned their Units since the inception of the Partnership can expect to recognize a taxable gain of approximately $1,900 per Unit as a result of the Merger. The actual amount of gain recognized by each Limited Partner will depend upon the value ascribed to the Shares for federal tax purposes. Because the Shares will not be publically traded immediately after the Merger, and the 1998 operating results have not been included, it is possible that the value of the Shares used for purposes of calculating the taxable income (or loss) and the taxable income (or loss) per Unit will differ from the calculation stated above.

The Partnership's federal income tax returns are subject to review and possible adjustment by the Internal Revenue Service. Under federal income tax laws, regulations and administrative rulings, certain types of transactions may be accorded varying interpretations. Accordingly, the Partnership's financial statements, as well as the individual tax returns of the partners, may be changed to cause them to conform to the tax treatment resulting from such review, if any.

         Investment Strategy. Each of the properties is currently fully leased to a single tenant; however, as described above, these leases expire at varying times in the future. The Partnership is not authorized to raise additional capital or borrow funds. The Partnership has a history of making regular quarterly distributions to its Limited Partners. See "Miscellaneous -- Distributions to Limited Partners" below in this Supplement. The Partnership's strategy is to continue to hold its properties with a view towards liquidating them at such times as the General Partner deems beneficial and appropriate in a manner consistent with the Partnership's investment objectives. The principal investment objectives of the Partnership are to (i) preserve and protect the Limited Partners' capital; (ii) provide the Limited Partners with quarterly cash distributions from operations; (iii) obtain long-term appreciation in the value of its properties; and (iv) provide increased cash distributions to the Limited Partners as the cash flow from its investments increases over the life of the Partnership. The Partnership acquired each of its properties for cash and without the use of borrowed funds (leverage).

         Management Compensation. The Partnership has no employees as its operations are managed by AmREIT. Under the Omnibus Services Agreement, pursuant to which AmREIT manages the operations of the Partnership, AmREIT is entitled to annual property management fees equal to 3% of gross rental revenues. Also, the Omnibus Services Agreement provides for payment of reimbursement fees of up to 6% of the Partnership's gross rental revenues. This relationship will terminate after the Merger if the Partnership merges into AmREIT. If the Partnership participates in the Merger, neither AmREIT nor the General Partner or any of their Affiliates will receive any compensation for services rendered in connection with the Merger.

         Offers From Third Parties. No offers on the Partnership's properties have been received during the past twelve months by the General Partner from unaffiliated third parties. See "THE MERGER-Acquisition Proposals" in the Prospectus.


                             FAIRNESS OF THE MERGER

         Based upon his analysis of the Merger, the General Partner reasonably believes that:

         (1) The terms of the Merger, when considered as a whole, are fair to the Limited Partners;

         (2) The Shares offered in exchange for the Units constitute fair consideration for the Units of the Limited Partners; and

         (3) After comparing the potential benefits and detriments of the Merger with those of several alternatives, the Merger is more attractive to the Limited Partners than such alternatives.

         THE GENERAL PARTNER REASONABLY BELIEVES THAT THE TERMS OF THE MERGER AGREEMENT, INCLUDING THE CONSIDERATION TO BE RECEIVED BY THE LIMITED PARTNERS IN CONNECTION WITH THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF THE LIMITED PARTNERS. ACCORDINGLY, THE GENERAL PARTNER HAS APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT THE LIMITED PARTNERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND AMENDMENT OF THE PARTNERSHIP AGREEMENT.

         The General Partner's determination is based upon the transaction as a whole, as well as the combination of less than all Partnerships, because the Partnership's value for the purposes of the Merger is its Net Asset Value. The General Partner believes that Net Asset Value is a reasonable estimate of the value of each Partnership for the Merger as it is directly derived from the value of the Partnership's net assets at the Effective Date, independent of the valuations of the assets of the other Partnerships. The General Partner also believes the Exchange Price, the value on which Shares will be issued to the Partnership in the Merger, is a reasonable estimate of the value of the Shares based on the last public offering price of the Shares and within the overall context of the Merger. See "THE MERGER - The General Partner's Reasons and Recommendations for the Merger."

         Fairness Opinion. The General Partners, on behalf of the Partnership, retained Houlihan to render an opinion as to whether the consideration to be received by the Limited Partners in connection with the Merger was fair, from a financial point of view, to the Limited Partners. Houlihan was not requested to, and did not make, any recommendation to the Partnerships as to the consideration to be received by the Limited Partners in connection with the Merger, which consideration was determined through negotiations between the common management of the Partnerships and AmREIT. The General Partner retained Houlihan to render its fairness opinion based upon Houlihan's experience in the valuation of businesses and their securities in connection with mergers and acquisitions, and valuations for corporate purposes especially with respect to REITs and other real estate companies. Houlihan delivered its written opinion, dated June 1, 1998, to the General Partner, to the effect that, as of the date of such opinion, based on Houlihan's review and subject to the limitations described in the Prospectus, the consideration to be received by the Limited Partners in connection with the Merger is fair, from a financial point of view, to the
Limited Partners. The Houlihan Fairness Opinion does not constitute a recommendation to any Limited Partner as to how any such Limited Partner should vote on the Merger. See "FAIRNESS OPINIONS--The Houlihan Fairness Opinion."

         Comparison of Benefits and Detriments. The General Partner's assessment of the fairness of the proposed Merger was based on the review of different alternatives that were available. The evaluations of the different alternatives included, but were not limited to, a strategic combination with a publicly traded REIT to take advantage of the growth of the REIT industry and real estate markets in general, completely liquidating the Partnership, continuing the Partnership or reorganizing the Partnership into a REIT. In order to determine whether the Merger or one of its alternatives would be more attractive to the Limited Partners, the General Partner compared the potential benefits and detriments of the Merger with the potential benefits and detriments of these alternatives. A detailed discussion of the potential benefits and detriments of each of these alternatives is provided in "THE MERGER -- The General Partners' Reasons and Recommendation for the Merger" and "-- Alternatives to the Merger" in the Prospectus.

         In the event the Merger is not consummated for any reason, the Partnership will continue to pursue its business objectives of maximizing the value of its properties, in addition to the possible liquidation of its portfolio, another strategic combination or another attractive alternative that may become available.

                COMPARATIVE COMPENSATION, FEES AND DISTRIBUTIONS
           COMPENSATION PAID TO THE GENERAL PARTNER AND HIS AFFILIATES

         This section is intended to provide Limited Partners with a brief comparison of the compensation, fees and distributions paid to the General Partner and his Affiliates under the Partnership's current arrangements with those that would have been paid had the Merger been in place. The following table sets forth the compensation, fees and distributions by the Partnership to the General Partner and his Affiliates during the two most recent fiscal years and the six-month period ended June 30, 1998 and compares those payments against the amount that would have been paid assuming the Merger had occurred January 1, 1996.


                                              YEAR ENDED DECEMBER 31,

                                                                                     Six Months Ended
                                      1996                      1997                   June 30, 1998
                                      ----                      ----                    ------------
                                 Actual     Pro Forma      Actual     Pro Forma      Actual    Pro Forma


Administrative Reimb.(1)         $2,880     $2,799         $2,800     $2,550         $1,440    $905
Cash Distributions(2)               600        ---            600        ---            300     ---
General Partner Salary(3)           ---        206            ---        247            ---     123

(1) An AmREIT subsidiary receives administrative reimbursements of up to 6% of gross rental revenues from the properties. No other fees, salaries or other compensation were paid by the Partnership to its general partner or its affiliates during these periods.

(2) Includes all cash distributions made to Mr. Taylor and his affiliates resulting from ownership of Units and general partner interests. Mr.
         Taylor's employment agreement with AmREIT provides for a fixed base salary of $25,000 and $30,000 per annum for 1998 and 1999 respectively, which amounts will not increase as a result of the Merger.

(3) Mr. Taylor's salary represents the total salary and benefits Mr. Taylor is currently entitled to receive as an officer and director of AmREIT allocated to the Partnership based on the percentage of shares of AmREIT to be owned by the Limited Partners immediately after the Merger. No other affiliate of the general partners of the Partnership will receive compensation from AmREIT upon completion of the Merger.


New Compensation

         AmREIT will internally manage and lease the properties obtained by AmREIT from the Partnership pursuant to the Merger. The terms of this engagement will be substantially similar to the terms governing the management arrangements that AmREIT typically uses in managing its current properties.


                                  MISCELLANEOUS

Distributions to Limited Partners

         Set forth below are distributions per Unit made by the Partnership to the Limited Partners during the most recent five fiscal years and the most recently completed interim period. Also see "THE PARTNERSHIPS - Partnership Distributions" in the Prospectus.


                                                                                            Six Months Ended
                                         1993      1994      1995       1996      1997      June 30, 1998
                                         ----      ----      ----       ----      ----      -------------


Distributions                            $2,520    $2,475    $2,490     $2,490    $2,490     $1,245
Portion of Distribution That Was a          ---       ---       ---        ---       ---        ---

Return of Capital(1)

(1)      Distributions treated as a return of capital under the Partnership
         Agreement.

----------------------


Financial Information

         Rental income statements for the properties of the Partnership for the years ended December 31, 1997 and 1996 and certain pro forma financial statements with respect to the Partnership are set forth in "The Unaudited Pro Forma Financial Information" and "INDEX TO FINANCIAL INFORMATION" in the Prospectus.

List of Investors

         Under the Partnership Agreement and Texas state law, a Limited Partner may obtain a list of the names, addresses and number of Units owned by the other Limited Partners entitled to so vote on the Merger by making written request therefor from the General Partner, c/o Timothy W. Kelley, AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. At the time of making the request, the requesting Limited Partner must submit $10.00 in payment for the costs of copying and mailing the list and, if the Units are held through a nominee, provide the Partnership with a statement from the nominee or other independent third party confirming such Limited Partner's beneficial ownership. A Limited Partner is only entitled to the foregoing information with respect to the Partnership in which the Limited Partner holds Units. See "CONSENT PROCEDURES" in the Prospectus.


End of Partnership Supplement for Taylor Income Investors V, Ltd.

                                  AMREIT, INC.

                                  SUPPLEMENT TO
          JOINT PROXY AND CONSENT SOLICITATION STATEMENT AND PROSPECTUS
                                       FOR
                        TAYLOR INCOME INVESTORS VI, LTD.
                           A TEXAS LIMITED PARTNERSHIP

         Mr. H. Kerr Taylor (the "General Partner") is soliciting the approval of the Limited Partners of Taylor Income Investors VI, Ltd., a Texas Limited Partnership (the "Partnership"), for the Merger of the Partnership with and into AmREIT, Inc., a Maryland Corporation ("AmREIT"). As part of the Merger, the Limited Partners will exchange Units of Limited Partnership Interests ("Units") in the Partnership for shares of common stock of AmREIT (the "Shares") or, subject to the Note Restriction, 6.0% Notes of AmREIT due December 31, 2004 (the "Notes"). The Merger, if it is approved, will involve up to ten limited partnerships, including the Partnership. This solicitation is being made on behalf of the general partners of the Partnership. The proposal is described in detail in the Joint Proxy And Consent Solicitation Statement and Prospectus dated, November 1998 (the "Prospectus"). For the definition of capitalized terms used in the Supplement, which are not separately defined herein, see "GLOSSARY" in the Prospectus. Cross-references in this Supplement also refer to the cited discussions in the Prospectus, unless specifically noted to the contrary.

         The effects of the Merger may be different for Limited Partners in each of the partnerships participating in the Merger (the "Partnerships"). This Supplement has been prepared to highlight the risks, effects and fairness of the Merger for the Limited Partners of the Partnership. This Supplement is not intended to repeat or duplicate the Prospectus and the Prospectus must be referred to in reading this Supplement. Moreover, this Supplement does not purport to provide an overall summary of the Merger or to highlight all of its material terms, conditions, risks or effects. See "SUMMARY" and "THE MERGER" in the Prospectus. To the extent this Supplement summarizes portions of the Prospectus, such discussions are qualified in their entirety by the more detailed discussions of those matters appearing in the Prospectus. Supplements have also been prepared for each of the other Partnerships and copies of such Supplements will be provided promptly without charge to each Limited Partner or his representative who has been so designated in writing upon written request to Timothy W. Kelley, Vice President at AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. Telephone (800) 888-4400, extension 26 or fax to
(713) 850-0498.


                                  RISK FACTORS

     The Merger involves material risks to the Limited Partners, the more significant of which are:

         o The distributions on the securities received by Limited Partners for their Units in the Merger will, at least initially, be lower as a percentage of their investment as compared to distributions currently received on their Units.

         o The General Partner did not retain an unaffiliated person to represent the Limited Partners in negotiating the terms of the Merger.

         o The Negotiated Prices for the Partnership properties were determined by the General Partner, who has substantial conflicts of interest in the Merger due to his financial interest in AmREIT and the prospects of receiving substantial financial benefits if the Merger is consummated.

         o The Negotiated Prices of the properties are not based on appraisals from independent real estate appraisers.

         o The Merger will be a taxable transaction to the Limited Partners.

         o There is no assurance that the value of the consideration received in the Merger by the Limited Partners for their Units will not be less than the fair value of their Units as might result from negotiations between unrelated parties.

         o No public market exists for the Shares or the Notes. Upon completion of the Merger, it is uncertain if and when a public market will develop for the Shares and no public market is expected to develop for the Notes.

         o If and when a public market for the Shares develops, there is no assurance that the Shares will not trade at prices that are less than the Exchange Price.

         o There is no assurance that the Exchange Price, which was determined by the General Partner and the Independent Directors of AmREIT, reflects the fair value of the Shares which might result from negotiations between unrelated parties.

         o The Appraised Value, upon which payment under the ALV Payment Election will be determined, will not be determined or known until after the Merger is consummated.

         o Limited Partners receiving Shares in the Merger will realize a substantial change in the form of their investment from a finite life Partnership, which cannot leverage its investments, to an infinite life REIT which can leverage its investments.

         o The anticipated benefits to Limited Partners as a result of the Merger may not be realized.

                     POTENTIAL BENEFITS TO LIMITED PARTNERS

         The General Partner believes the Merger is fair to and in the best interests of the Limited Partners for a number of reasons, including:

         o The General Partner believes that the terms of the Merger Agreement, including the Exchange Price and the Partnership's Net Asset Value are favorable to the Limited Partners.

         o The General Partner believes that the Negotiated Price for each of the Partnership's Properties is in the highest range of values for the property in the current real estate market and that such value would likely exceed the price at which the property would sell in the market. The General Partner
                  believes  that the  Partnership  would   therefor  realize
                  significantly less value for its Properties than their Negotiated Prices if the Partnership was liquidated in the current real estate market.

         o By merging into AmREIT, the Limited Partners will be relieved of uncertainties regarding the Partnership's real estate investments, including the expiration of leases on its
                  properties,   the  possible difficulties  in  re-leasing  the
                  properties and/or the possible substantial costs of re-leasing these properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o The special purpose nature of the Partnership's properties makes them suitable for limited types of tenants and uses and increases the risks of re-leasing the properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o Co-ownership of each of the Partnership's properties in joint venture with one or more other Partnerships which, as a practical matter, allows the sale of the property only with the consent of its co-owner. In the Merger, the property is valued at an amount pro rata to the Negotiated Price of the entire property without reduction for less than 100% ownership.

         o By combining the Partnership with AmREIT, the Merger will create an investment portfolio substantially larger and more geographically diversified than the current portfolio of the Partnership. The Merger will consolidate operations and spread the risk of an investment in AmREIT over a broader group of assets, reducing dependence of the investment upon the performance of any particular asset or group of assets, such as assets in the same geographical area.

         o The allocations of Merger Expenses would require the Partnership is required to pay only its proportionate share of the Partnership Merger Expenses based on its relative
                  Net Asset Value.   Also,  if  the  Limited  Partners  do  not
                  elect to participate in the Merger, the General Partner will pay or reimburse the Partnership its Proportionate Share of the Partnership Merger Expenses.

         o As a result of the Merger, the Partnership will no longer incur the expense for preparation of separate financial statements, required annual and quarterly filings, tax returns and investor communications. The accurate preparation of these statements and reports requires substantial cost and management time and effort.

         o The General Partner believes the Merger will provide the combined AmREIT-Partnership entity improved future access to capital markets for future growth and that Limited Partners, as AmREIT shareholders, will have enhanced liquidity as a result of the larger total equity market capitalization of AmREIT.

         o The General Partner received the Houlihan Fairness Opinion that the Merger is fair, from a financial point of view, to the Limited Partners.

         o The Partnership's strategic combination with a publicly held REIT, which takes advantage of the growth in the REIT industry and real estate markets, is preferable to the alternatives of complete liquidation of the Partnership, continuation of the Partnership or reorganization of the Partnership into one separate REIT.

         These possible benefits of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussions in the Prospectus under the heading "THE MERGER--The General Partners Reasons and Recommendations for the Merger."


                 RISK FACTORS AND POTENTIAL ADVERSE CONSEQUENCES

         Limited Partners participating in the Merger will be subject to various risks and possible adverse consequences which they should take into account in deciding how they will vote on the Merger. The most significant of these material risks are:

         The Merger involves the following risks for the Limited Partners:

         o        The   General   Partner   did  not   retain  an   unaffiliated
                  representative to represent the Limited Partners or the Partnership, or to represent all of the Partnerships as a Group, in the Merger. Had independent representation been arranged for a Partnership, the terms of the Merger might have been more favorable to such Partnership.

         o The Negotiated Prices of the Partnership's Properties were determined by the General Partner who is also the Chief Executive Officer and largest shareholder of AmREIT. The NAV of each Partnership should be considered as having been negotiated by the common management of the Partnerships and AmREIT.

         o The Negotiated Price of the Partnership's Properties is not based on an independent real estate appraisal.

         o The conflicts of interest of the General Partner, who will receive significant financial and other benefits from and/or as a result of the Merger.

         o The possibility that the Partnership's Net Asset Values may not reflect the actual value of its net assets.

         o The fixed Exchange Price, which means the Limited Partners will not receive more Shares (or a Note in a greater principal amount) if the value of the Shares decreases as of the Effective Date.

         o AmREIT's Shares are not publically traded, a market for the Shares is not expected to exist immediately upon completion of this Merger, and there is no assurance that a market for the Shares will develop in the future. Unless and until there is a public market for the Shares, shareholders will have difficulty in liquidating their investment.

         o If and when a market for the Shares develops, the Shares may trade at prices substantially below the Exchange Price.

         o        The Merger will be a taxable transaction for the Limited
                  Partners.

         o        A majority vote of Limited Partners binds the Partnership.

         o Limited Partners who vote against the Merger will receive Notes for their Units in the Merger unless they elect to receive Shares if the Merger is approved.

         o Limited Partners who become shareholders of AmREIT may not receive the same level of distributions as previously received from their respective Partnership Units.

         o Because it is not known how many Partnerships will participate in the Merger, there are uncertainties as to the capital structure and size of AmREIT following consummation of the Merger as they will vary depending on the number of Partnerships electing to participate.

         o As a result of the Merger, the nature of each Limited Partner's investment will change from holding an interest in a specified portfolio of properties in a finite life entity to holding an equity investment in an ongoing REIT, whose portfolio of properties may be changed from time to time without the approval of its shareholders and which does not plan to liquidate such assets within a fixed period.

         o If it participates in the Merger, the Partnership will bear the costs of the Merger in proportion to its relative NAV. Should the Partnership not participate in the Merger, the General Partner will pay or reimburse the Partnership for its portion of the costs. The costs of the Merger allocated to the Partnerships are limited to the costs of the Houlihan Fairness Opinions, the Partnership accounting costs (and other valuation or appraisal costs, if any), which are estimated to total $150,000, and any direct partner communication costs.

         o        The anticipated benefits of the Merger may not be realized.

         o The anticipated benefits of AmREIT's change to self-management through the recently completed Adviser Acquisition may not be fully realized.

         o The proceeds of future asset sales or refinancings by AmREIT will generally be reinvested rather than distributed to shareholders to the extent not required to be distributed to maintain REIT status.

         o AmREIT's Board of Directors has the power to change the investment, acquisition and financing policies of AmREIT (including policies regarding the level of indebtedness) without a vote of the shareholders, which could result in policies which do not reflect the interests of all shareholders.

         o Following the consummation of the Merger, AmREIT intends to borrow additional funds (equal to or exceeding 50% of the value of the properties acquired in the Merger) to acquire additional, as yet unidentified, real estate.

         These risks and possible adverse consequences of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussion of the risks associated with the Merger set forth in the Prospectus under the sections "RISK FACTORS," "CONFLICTS OF INTEREST," "MATERIAL FEDERAL INCOME TAX ASPECTS" and "COMPARISON OF UNITS, SHARES AND NOTES."

                                   THE MERGER

         The purpose of the Merger is to strategically unite AmREIT with one or more of the Partnerships, each of which has compatible properties in AmREIT's existing and new markets, and to give the Limited Partners the ability to participate in a strategic business combination with a publicly held REIT in order to take advantage of the growth in the REIT industry and real estate markets in general, with the prospect of being able to liquidate their investment through the sale of the publicly-traded Shares or retain their investment indefinitely.

         If the Merger is approved, the Partnership will cease to exist and all of its properties will be transferred to AmREIT. Any Limited Partner may abstain from or vote against the Merger and, if the Merger is approved, the Limited Partner will still participate in the Merger and will receive Notes for their Units unless they elect to receive Shares. In lieu of either Notes or Shares, a Limited Partner may elect to receive cash payment pursuant to the ALV Payment Election. Limited Partners will not have appraisal rights or other dissenter's rights by reason of the Merger. For a discussion of the effect of abstaining from or voting against the Merger, the rights of Limited Partners who do so, and the effects of exercising dissenters' rights see "THE MERGER - Dissenting Partners and Shareholders."

         The General Partner is proposing amendments to the Partnership's Agreement of Limited Partnership to permit the closing of the transactions contemplated by the Merger Agreement. Limited Partners voting in favor of the Merger will be deemed to have voted in favor of each of these proposed amendments. A majority vote of Limited Partners is required to approve the proposed amendments and to approve the Merger Agreement. The proposed amendments authorize the following: (i) the Merger of the Partnership with and into AmREIT, whether or not AmREIT would be regarded as an Affiliate of the general partners; and (ii) such other actions as may be necessary under or contemplated by the Merger Agreement or the Prospectus, irrespective of any provision in the Partnership Agreement which might otherwise prohibit such actions. See "THE MERGER -- Proposed Amendments to Partnership Agreements." The General Partner owns no Units of the Partnership. The general partners of the Partnership have agreed to waive any right to receive Shares to which they may otherwise have been entitled except with respect to their capital interests as general partners.

         The General Partner reasonably believes that the terms of the Merger, including the consideration to be received by the Limited Partners in the Merger, are fair to and in the best interests of the Limited Partners.

         THE GENERAL PARTNER STRONGLY RECOMMENDS THAT ALL LIMITED PARTNERS VOTE "YES" IN FAVOR OF THE MERGER. THE GENERAL PARTNER REQUESTS THAT EACH LIMITED PARTNER COMPLETE, SIGN AND RETURN THE ENCLOSED CONSENT AS SOON AS POSSIBLE.

                           ALLOCATION OF CONSIDERATION

         In the Merger, the Limited Partners will receive Shares (or Notes) based upon the Net Asset Value ("NAV") of the Partnership. The Partnership's NAV equals the Negotiated Price of its properties plus its Net Cash. The Partnership's Net Cash equals the excess, if any, of its cash and accounts receivable over its debt at the Effective Date. The Negotiated Price of each property of the Partnership was determined and agreed to by Mr. H. Kerr Taylor, the General Partner, on behalf of the Partnership in negotiations with the two directors of AmREIT who are not affiliated with Mr. Taylor (the "Independent Directors").

         The number of Shares issuable in the Merger to the Partnership equals the Partnership's NAV divided by the Exchange Price of $9.34. The Exchange Price was negotiated and agreed to by the General Partner and the Independent Directors based on the last public offering price of the Shares, $10.25, net of certain costs of that offering. However, the Shares are not publically traded and will not been listed for trading after the Merger. Limited Partners should refer to the discussion in the Prospectus under the heading "THE MERGER--The Merger Consideration."

         Calculated as if the Effective Date were June 30, 1998, AmREIT is offering 3,080.73 Shares or, subject to the Note Restriction, a Note in the principal amount of $28,774.00, in consideration for each Unit of the
Partnership. The following table sets forth the methodology utilized in determining the number of Shares and Notes being offered by AmREIT for each
Unit:


Net Asset Value of Partnership Properties:
   Value of Properties:(1)
   Pizza Inn (Clute, TX) (50%)(1)                                      $130,163
   Whataburger (Clute, TX (50%)                                         142,000
   La Petite Academy (Houston, TX) (2.74%)                               12,837
                                                                         ------
   Negotiated Price                                                    $285,000
   Net Cash(2)                                                           $2,740
   Other Assets                                                             ---
   Other Liabilities                                                        ---
                                                                    -----------
   Net Asset Value of Partnership(3)                                   $287,740
                                                                        -------
   Percentage of Aggregate Net Asset Value of All Partnerships            1.02%
   Net Asset Value Per Original Investment of $1,000(4)                 $959.13
                                                                         ------
Allocation of Shares Received in Merger:
   Number of Shares Allocable to Partnership                             30,807
   Percentage of Total Shares to be Issued in the Merger                  1.02%
   Percentage of Total Shares of AmREIT After the Merger                  0.54%
   Allocation of Shares to Limited Partners                              30,807
   Allocation of Shares to General Partners(5)                              ---
   Allocation of Shares Per Unit                                       3,080.73
   Allocation of Shares Per Original Investment of $1,000(4)             102.69
   Maximum Total Shares in AmREIT After the Merger(6)                 5,742,873
                                                                      ---------
Notes Offered in Merger:
   Maximum Principal Amount Offered to Partnership                     $100,709
   Principal Amount of Note Offered Per Unit                         $28,774.00
   Principal Amount of Note Offered per Original Investment of
   $1,000(4)                                                            $959.13

Return to Limited Partners Per $1,000 of Adjusted Capital From
Shares(7)

   Return From Merger per $1,000 of Adjusted Capital Based on           $976.27
   Exchange Price(8)

   Total Return from Merger based on Exchange Price plus Cumulative   $1,806.10
   Distributions through 6/30/1998 per $1,000 of Adjusted Capital(7)

   Total Return from Merger based on Exchange Price plus Cumulative     180.61%
   Distributions through 6/30/1998 as a Percentage of Adjusted
   Capital

   Return From Merger per $1,000 of Adjusted Capital Based on $10.25 $1,071.39 per Share Price(9)


(1)      Percentage of property owned by Partnership shown in parentheses.

(2) Net Cash is the excess, if any, of the Partnership's cash and accounts receivable over its debt.

(3)      Net Asset Value equals Negotiated Price of property plus Net Cash.

(4) "Per Original Investment of $1,000" is computed by dividing the Limited Partners' allocable share of such amount by the Limited Partners' original capital of the Partnership (the Partnership's "Original Capital") and multiplying the result by 1,000.

(5) The general partners of the Partnership have agreed to waive any right to receive Shares to which they may otherwise have been entitled in the Merger other than with respect to the payment to Mr. Taylor of the disposition fee in the amount of $8,550 (3.0% of the Negotiated Price of each property). Mr. Taylor has agreed to purchase 915 shares at the Exchange Price with this disposition fee. The general partners will not be receiving any other compensation or reimbursement for claims against or interests in the Partnership.

(6) Calculated as if the Effective Date were June 30, 1998. Assumes 100% participation of the Partnerships and that no Notes are issued. Includes portion of Share Balance from Adviser Acquisition issuable to Mr. Taylor upon consummation of Merger.

(7) Adjusted Capital equals a Limited Partner's original invested capital less cumulative distributions constituting a return of capital under the Partnership Agreement.

(8)      Shares valued at $9.34 per Share.

(9)      $10.25 is the most recent public offering price of the Shares.



                    CONSIDERATIONS UNIQUE TO THE PARTNERSHIP

         Due to the substantial similarities among the Partnerships, such as their similar investment portfolios and property locations, common investment objectives and policies, similar financial condition, the fact that the Partnerships' assets are managed by AmREIT or its Affiliates and substantial similarities in the language and scope of their Partnership Agreements, many of the consequences of participating in the Merger are common to the Limited Partners of each of the Partnerships. The purpose of this section is, however, to highlight features of the Partnership which may distinguish the situation of the Partnership from that of the other Partnerships and which should be taken into account by the Limited Partners when evaluating the merits and risks of the proposed Merger.

         Special Considerations Regarding Partnership Properties. Unless the Limited Partners approve the Merger, the General Partner will continue the Partnership in accordance with its current investment strategies and objectives described below. At the time of the Partnership's formation, the General Partner anticipated the liquidation of its portfolio and distribution of the net proceeds from the sale of the properties to the Limited Partners within 8 to 12 years after the acquisition of the properties. Based on the completion of the acquisition of the Partnership's portfolio in 1987, it was anticipated that liquidation of the portfolio would begin by 1999. However, the Partnership's ability to achieve its goals will be influenced by the following factors. See "THE PARTNERSHIPS--Properties" in the Prospectus for additional information regarding the Partnership's portfolio.

                  Expiration of Leases. When the leases on the Partnership's properties all expire, the tenants may elect not to renew their leases or to renew their leases only if the Partnership makes significant improvements to the property. Should tenants fail to renew their leases, the Partnership would be required to find new tenants and would likely incur significant additional expense by reason of temporary vacancy and/or significant rehabilitation and/or tenant improvement costs.

                  Concentration of Investment. The Partnership has concentrated its investments in 3 properties. If a vacancy or other interruption of rents occur in one or more of these properties, the distributions of the Partnership may be significantly reduced. The Partnership has also concentrated its investments in a limited geographic area. If conditions in this area deteriorate, the Partnership may experience more difficulty in re-leasing its properties than it would experience if the properties were more geographically diversified.

                  Co-ownership of Property. The Partnership owns each of its 3 properties in co-ownership with Fund VII and/or V. The Partnership, as a practical matter, is dependent upon the consent and cooperation of the majority co-owner to sell or re-lease the property. Therefore, there is no assurance that the co-owner will agree to the sale or re-lease of the property at such time or under the terms the Partnership may desire.

                  Possible Need for Additional Capital. The Limited Partners may
be required to contribute additional capital and/or approve Partnership borrowings in order to finance future lease renewal or re-leasing costs as described above. Moreover, without an economically desirable lease in place, the Partnership could not expect to realize an attractive price for the sale of its properties.

         Merger is a Taxable Event. Limited Partners will realize a gain on the Merger in an amount equal to their allocable share of the excess of the sum of the fair market value of the Shares received by the Partnership over the Partnership's adjusted tax basis of its assets. In general, Limited Partners can expect to pay tax on this gain at long term capital gains rates. Approximately 52% of the gain will be taxable at the 20% rate and 48% will be taxable at the 25% rate. Assuming that the value of the Shares reflects the Net Asset Values of the assets acquired in the Merger, if the Partnership participates in the Merger, each of its Limited Partners would have recognized taxable gain of approximately 28% (as of June 30, 1998) for every Unit held, representing an original investment of $30,000. Those Limited Partners who have owned their Units since the inception of the Partnership can expect to recognize a taxable gain of approximately $1,890 per Unit as a result of the Merger. The actual amount of gain recognized by each Limited Partner will depend upon the value ascribed to the Shares for federal tax purposes. Because the Shares will not be publically traded immediately after the Merger, and the 1998 operating results have not been included, it is possible that the value of the Shares used for purposes of calculating the taxable income (or loss) and the taxable income (or loss) per Unit will differ from the calculation stated above.

The Partnership's federal income tax returns are subject to review and possible adjustment by the Internal Revenue Service. Under federal income tax laws, regulations and administrative rulings, certain types of transactions may be accorded varying interpretations. Accordingly, the Partnership's financial statements, as well as the individual tax returns of the partners, may be changed to cause them to conform to the tax treatment resulting from such review, if any.

         Investment Strategy. Each of the properties is currently fully leased to a single tenant; however, as described above, these leases expire at varying times in the future. The Partnership is not authorized to raise additional capital or borrow funds. The Partnership has a history of making regular quarterly distributions to its Limited Partners. See "Miscellaneous -- Distributions to Limited Partners" below in this Supplement. The Partnership's strategy is to continue to hold its properties with a view towards liquidating them at such times as the General Partner deems beneficial and appropriate in a manner consistent with the Partnership's investment objectives. The principal investment objectives of the Partnership are to (i) preserve and protect the Limited Partners' capital; (ii) provide the Limited Partners with quarterly cash distributions from operations; (iii) obtain long-term appreciation in the value of its properties; and (iv) provide increased cash distributions to the Limited Partners as the cash flow from its investments increases over the life of the Partnership. The Partnership acquired each of its properties for cash and without the use of borrowed funds (leverage).

         Management Compensation. The Partnership has no employees as its operations are managed by AmREIT. Under the Omnibus Services Agreement, pursuant to which AmREIT manages the operations of the Partnership, AmREIT is entitled to annual property management fees equal to 3% of gross rental revenues. Also, the Omnibus Services Agreement provides for payment of reimbursement fees of up to 6% of the Partnership's gross rental revenues. This relationship will terminate after the Merger if the Partnership merges into AmREIT. If the Partnership participates in the Merger, neither AmREIT nor the General Partner or any of their Affiliates will receive any compensation for services rendered in connection with the Merger.

         Offers From Third Parties. No offers on the Partnership's properties have been received during the past twelve months by the General Partner from unaffiliated third parties. See "THE MERGER-Acquisition Proposals" in the Prospectus.


                             FAIRNESS OF THE MERGER

         Based upon his analysis of the Merger, the General Partner reasonably believes that:

         (1) The terms of the Merger, when considered as a whole, are fair to the Limited Partners;

         (2) The Shares offered in exchange for the Units constitute fair consideration for the Units of the Limited Partners; and

         (3) After comparing the potential benefits and detriments of the Merger with those of several alternatives, the Merger is more attractive to the Limited Partners than such alternatives.

         THE GENERAL PARTNER REASONABLY BELIEVES THAT THE TERMS OF THE MERGER AGREEMENT, INCLUDING THE CONSIDERATION TO BE RECEIVED BY THE LIMITED PARTNERS IN CONNECTION WITH THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF THE LIMITED PARTNERS. ACCORDINGLY, THE GENERAL PARTNER HAS APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT THE LIMITED PARTNERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT OF THE PARTNERSHIP AGREEMENT.

         The General Partner's determination is based upon the transaction as a whole, as well as the combination of less than all Partnerships, because the Partnership's value for the purposes of the Merger is its Net Asset Value. The General Partner believes that Net Asset Value is a reasonable estimate of the value of each Partnership for the Merger as it is directly derived from the value of the Partnership's net assets at the Effective Date, independent of the valuations of the assets of the other Partnerships. The General Partner also believes the Exchange Price, the value on which Shares will be issued to the Partnership in the Merger, is a reasonable estimate of the value of the Shares based on the last public offering price of the Shares and within the overall context of the Merger. See "THE MERGER - The General Partner's Reasons and Recommendations for the Merger."

         Fairness Opinion. The General Partners, on behalf of the Partnership, retained Houlihan to render an opinion as to whether the consideration to be received by the Limited Partners in connection with the Merger was fair, from a financial point of view, to the Limited Partners. Houlihan was not requested to, and did not make, any recommendation to the Partnerships as to the consideration to be received by the Limited Partners in connection with the Merger, which consideration was determined through negotiations between the common management of the Partnerships and AmREIT. The General Partner retained Houlihan to render its fairness opinion based upon Houlihan's experience in the valuation of businesses and their securities in connection with mergers and acquisitions, and valuations for corporate purposes especially with respect to REITs and other real estate companies. Houlihan delivered its written opinion, dated June 1, 1998, to the General Partner, to the effect that, as of the date of such opinion, based on Houlihan's review and subject to the limitations described in the Prospectus, the consideration to be received by the Limited Partners in connection with the Merger is fair, from a financial point of view, to the
Limited Partners. The Houlihan Fairness Opinion does not constitute a recommendation to any Limited Partner as to how any such Limited Partner should vote on the Merger. See "FAIRNESS OPINIONS--The Houlihan Fairness Opinion."

         Comparison of Benefits and Detriments. The General Partner's assessment of the fairness of the proposed Merger was based on the review of different alternatives that were available. The evaluations of the different alternatives included, but were not limited to, a strategic combination with a publicly traded REIT to take advantage of the growth of the REIT industry and real estate markets in general, completely liquidating the Partnership, continuing the Partnership or reorganizing the Partnership into a REIT. In order to determine whether the Merger or one of its alternatives would be more attractive to the Limited Partners, the General Partner compared the potential benefits and detriments of the Merger with the potential benefits and detriments of these alternatives. A detailed discussion of the potential benefits and detriments of each of these alternatives is provided in "THE MERGER -- The General Partners' Reasons and Recommendation for the Merger" and "-- Alternatives to the Merger" in the Prospectus.

         In the event the Merger is not consummated for any reason, the Partnership will continue to pursue its business objectives of maximizing the value of its properties, in addition to the possible liquidation of its portfolio, another strategic combination or another attractive alternative that may become available.

                COMPARATIVE COMPENSATION, FEES AND DISTRIBUTIONS
           COMPENSATION PAID TO THE GENERAL PARTNER AND HIS AFFILIATES

         This section is intended to provide Limited Partners with a brief comparison of the compensation, fees and distributions paid to the General Partner and his Affiliates under the Partnership's current arrangements with those that would have been paid had the Merger been in place. The following table sets forth the compensation, fees and distributions by the Partnership to the General Partner and his Affiliates during the two most recent fiscal years and the six-month period ended June 30, 1998 and compares those payments against the amount that would have been paid assuming the Merger had occurred January 1, 1996.


                                              YEAR ENDED DECEMBER 31,

                                                                                   Six Months Ended
                                      1996                      1997                June 30, 1998
                                      ----                      ----                -------------
                               Actual     Pro Forma      Actual     Pro Forma      Actual     Pro Forma


Administrative Reimb.(1)       $504       $1,647         $504       $1,622          $252      $848
Cash Distributions(2)           360          ---          360          ---           180       ---
General Partner Salary(3)       ---          134          ---          161           ---        80

(1) An AmREIT subsidiary receives administrative reimbursements of up to 6% of gross rental revenues from the properties. No other fees, salaries or other compensation were paid by the Partnership to its general partner or its affiliates during these periods.

(2) Includes all cash distributions made to Mr. Taylor and his affiliates resulting from ownership of Units and general partner interests. Mr.
         Taylor's employment agreement with AmREIT provides for a fixed base salary of $25,000 and $30,000 per annum for 1998 and 1999 respectively, which amounts will not increase as a result of the Merger.

(3) Mr. Taylor's salary represents the total salary and benefits Mr. Taylor is currently entitled to receive as an officer and director of AmREIT allocated to the Partnership based on the percentage of shares of AmREIT to be owned by the Limited Partners immediately after the Merger. No other affiliate of the general partners of the Partnership will receive compensation from AmREIT upon completion of the Merger.


New Compensation

         AmREIT will internally manage and lease the properties obtained by AmREIT from the Partnership pursuant to the Merger. The terms of this engagement will be substantially similar to the terms governing the management arrangements that AmREIT typically uses in managing its current properties.


                                  MISCELLANEOUS

Distributions to Limited Partners

         Set forth below are distributions per Unit made by the Partnership to the Limited Partners during the most recent five fiscal years and the most recently completed interim period. Also see "THE PARTNERSHIPS - Partnership Distributions" in the Prospectus.



                                                                                      Six Months Ended
                                      1993      1994     1995      1996      1997      June 30, 1998
                                      ----      ----     ----      ----      ----       -------------

Distributions                         $2,328    $2,337   $2,400    $2,400    $2,400     $1,200
Portion of Distribution That Was a       ---       ---      ---       ---       ---        ---
Return of Capital(1)

(1)      Distributions treated as a return of capital under the Partnership
         Agreement.

----------------------


Financial Information

         Rental income statements for the properties of the Partnership for the years ended December 31, 1997 and 1996 and certain pro forma financial statements with respect to the Partnership are set forth in "The Unaudited Pro Forma Financial Information" and "INDEX TO FINANCIAL INFORMATION" in the Prospectus.

List of Investors

         Under the Partnership Agreement and Texas state law, a Limited Partner may obtain a list of the names, addresses and number of Units owned by the other Limited Partners entitled to so vote on the Merger by making written request therefor from the General Partner, c/o Timothy W. Kelley, AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. At the time of making the request, the requesting Limited Partner must submit $10.00 in payment for the costs of copying and mailing the list and, if the Units are held through a nominee, provide the Partnership with a statement from the nominee or other independent third party confirming such Limited Partner's beneficial ownership. A Limited Partner is only entitled to the foregoing information with respect to the Partnership in which the Limited Partner holds Units. See "CONSENT PROCEDURES" in the Prospectus.


End of Partnership Supplement for Taylor Income Investors VI, Ltd.

                                  AMREIT, INC.

                                  SUPPLEMENT TO
          JOINT PROXY AND CONSENT SOLICITATION STATEMENT AND PROSPECTUS
                                       FOR
                          AAA NET REALTY FUND VII, LTD.
                            A TEXAS LIMITED PARTNERSHIP

         Mr. H. Kerr Taylor (the "General Partner") is soliciting the approval of the Limited Partners of AAA Net Realty Fund VII, Ltd., a Texas Limited Partnership (the "Partnership"), for the Merger of the Partnership with and into AmREIT, Inc., a Maryland Corporation ("AmREIT"). As part of the Merger, the Limited Partners will exchange Units of Limited Partnership Interests ("Units") in the Partnership for shares of common stock of AmREIT (the "Shares") or, subject to the Note Restriction, 6.0% Notes of AmREIT due December 31, 2004 (the "Notes"). The Merger, if it is approved, will involve up to ten limited partnerships, including the Partnership. This solicitation is being made on behalf of the general partners of the Partnership. The proposal is described in detail in the Joint Proxy And Consent Solicitation Statement and Prospectus dated, November 1998 (the "Prospectus"). For the definition of capitalized terms used in the Supplement, which are not separately defined herein, see "GLOSSARY" in the Prospectus. Cross-references in this Supplement also refer to the cited discussions in the Prospectus, unless specifically noted to the contrary.

         The effects of the Merger may be different for Limited Partners in each of the partnerships participating in the Merger (the "Partnerships"). This Supplement has been prepared to highlight the risks, effects and fairness of the Merger for the Limited Partners of the Partnership. This Supplement is not intended to repeat or duplicate the Prospectus and the Prospectus must be referred to in reading this Supplement. Moreover, this Supplement does not purport to provide an overall summary of the Merger or to highlight all of its material terms, conditions, risks or effects. See "SUMMARY" and "THE MERGER" in the Prospectus. To the extent this Supplement summarizes portions of the Prospectus, such discussions are qualified in their entirety by the more detailed discussions of those matters appearing in the Prospectus. Supplements have also been prepared for each of the other Partnerships and copies of such Supplements will be provided promptly without charge to each Limited Partner or his representative who has been so designated in writing upon written request to Timothy W. Kelley, Vice President at AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. Telephone (800) 888-4400, extension 26 or fax to
(713) 850-0498.

                                  RISK FACTORS

     The Merger involves material risks to the Limited Partners, the more significant of which are:

         o The distributions on the securities received by Limited Partners for their Units in the Merger will, at least initially, be lower as a percentage of their investment as compared to distributions currently received on their Units.

         o The General Partner did not retain an unaffiliated person to represent the Limited Partners in negotiating the terms of the Merger.

         o The Negotiated Prices for the Partnership properties were determined by the General Partner, who has substantial conflicts of interest in the Merger due to his financial interest in AmREIT and the prospects of receiving substantial financial benefits if the Merger is consummated.

         o The Negotiated Prices of the properties are not based on appraisals from independent real estate appraisers.

         o The Merger will be a taxable transaction to the Limited Partners.

         o There is no assurance that the value of the consideration received in the Merger by the Limited Partners for their Units will not be less than the fair value of their Units as might result from negotiations between unrelated parties.

         o No public market exists for the Shares or the Notes. Upon completion of the Merger, it is uncertain if and when a public market will develop for the Shares and no public market is expected to develop for the Notes.

         o If and when a public market for the Shares develops, there is no assurance that the Shares will not trade at prices that are less than the Exchange Price.

         o There is no assurance that the Exchange Price, which was determined by the General Partner and the Independent Directors of AmREIT, reflects the fair value of the Shares which might result from negotiations between unrelated parties.

         o The Appraised Value, upon which payment under the ALV Payment Election will be determined, will not be determined or known until after the Merger is consummated.

         o Limited Partners receiving Shares in the Merger will realize a substantial change in the form of their investment from a finite life Partnership, which cannot leverage its investments, to an infinite life REIT which can leverage its investments.

         o The anticipated benefits to Limited Partners as a result of the Merger may not be realized.

                     POTENTIAL BENEFITS TO LIMITED PARTNERS

         The General Partner believes the Merger is fair to and in the best interests of the Limited Partners for a number of reasons, including:

         o The General Partner believes that the terms of the Merger Agreement, including the Exchange Price and the Partnership's Net Asset Value are favorable to the Limited Partners.

         o The General Partner believes that the Negotiated Price for each of the Partnership's Properties is in the highest range of values for the property in the current real estate market and that such value would likely exceed the price at which the property would sell in the market. The General Partner believes that the Partnership would thus therefor realize significantly less value for its Properties than their Negotiated Prices if the Partnership was liquidated in the current real estate market.

         o By merging into AmREIT, the Limited Partners will be relieved of uncertainties regarding the Partnership's real estate investments, including the expiration of leases on its properties within the next 5 years, the possible difficulties in re-leasing the properties and/or the possible substantial costs of re-leasing these properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o The special purpose nature of the Partnership's properties makes them suitable for limited types of tenants and uses and increases the risks of re-leasing the properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o Co-ownership of each of its properties in joint venture with one or more other persons which, as a practical matter, allows the sale of the property only with the consent of its co-owner. In the Merger, the property is valued at an amount pro rata to the Negotiated Price of the entire property without reduction for less than 100% ownership.

         o By combining the Partnership with AmREIT, the Merger will create an investment portfolio substantially larger and more geographically diversified than the current portfolio of the Partnership. The Merger will consolidate operations and spread the risk of an investment in AmREIT over a broader group of assets, reducing dependence of the investment upon the performance of any particular asset or group of assets, such as assets in the same geographical area.

         o The allocations of Merger Expenses would require the Partnership to pay only its proportionate share of the Partnership Merger Expenses based on its relative Net Asset Value. Also, if the Limited Partners do not elect to participate in the Merger, the General Partner will pay or reimburse the Partnership its Proportionate Share of the Partnership Merger Expenses.

         o As a result of the Merger, the Partnership will no longer incur the expense for preparation of separate financial statements, required annual and quarterly filings, tax returns and investor communications. The accurate preparation of these statements and reports requires substantial cost and management time and effort.

         o The General Partner believes the Merger will provide the combined AmREIT-Partnership entity improved future access to capital markets for future growth and that Limited Partners, as AmREIT shareholders, will have enhanced liquidity as a result of the larger total equity market capitalization of AmREIT.

         o The General Partner received the Houlihan Fairness Opinion that the Merger is fair, from a financial point of view, to the Limited Partners.

         o The Partnership's strategic combination with a publicly held REIT, which takes advantage of the growth in the REIT industry and real estate markets, is preferable to the alternatives of complete liquidation of the Partnership, continuation of the Partnership or reorganization of the Partnership into one separate REIT.

         These possible benefits of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussions in the Prospectus under the heading "THE MERGER--The General Partners Reasons and Recommendations for the Merger."


                 RISK FACTORS AND POTENTIAL ADVERSE CONSEQUENCES

         Limited Partners participating in the Merger will be subject to various risks and possible adverse consequences which they should take into account in deciding how they will vote on the Merger. The most significant of these material risks are:

         The Merger involves the following risks for the Limited Partners:

         o        The   General   Partner   did  not   retain  an   unaffiliated
                  representative to represent the Limited Partners or the Partnership, or to represent all of the Partnerships as a Group, in the Merger. Had independent representation been arranged for a Partnership, the terms of the Merger might have been more favorable to such Partnership.

         o The Negotiated Prices of the Partnership's Properties were determined by the General Partner who is also the Chief Executive Officer and largest shareholder of AmREIT. The NAV of each Partnership should be considered as having been negotiated by the common management of the Partnerships and AmREIT.

         o The Negotiated Price of the Partnership's Properties is not based on an independent real estate appraisal.

         o The conflicts of interest of the General Partner, who will receive significant financial and other benefits from and/or as a result of the Merger.

         o The possibility that the Partnership's Net Asset Values may not reflect the actual value of its net assets.

         o The fixed Exchange Price, which means the Limited Partners will not receive more Shares (or a Note in a greater principal amount) if the value of the Shares decreases as of the Effective Date.

         o AmREIT's Shares are not publically traded, a market for the Shares is not expected to exist immediately upon completion of this Merger, and there is no assurance that a market for the Shares will develop in the future. Unless and until there is a public market for the Shares, shareholders will have difficulty in liquidating their investment.

         o If and when a market for the Shares develops, the Shares may trade at prices substantially below the Exchange Price.

         o        The Merger will be a taxable transaction for the Limited
                  Partners.

         o        A majority vote of Limited Partners binds the Partnership.

         o Limited Partners who vote against the Merger will receive Notes for their Units in the Merger unless they elect to receive Shares if the Merger is approved.

         o Limited Partners who become shareholders of AmREIT may not receive the same level of distributions as previously received from their respective Partnership Units.

         o Because it is not known how many Partnerships will participate in the Merger, there are uncertainties as to the capital structure and size of AmREIT following consummation of the Merger as they will vary depending on the number of Partnerships electing to participate.

         o As a result of the Merger, the nature of each Limited Partner's investment will change from holding an interest in a specified portfolio of properties in a finite life entity to holding an equity investment in an ongoing REIT, whose portfolio of properties may be changed from time to time without the approval of its shareholders and which does not plan to liquidate such assets within a fixed period.

         o If it participates in the Merger, the Partnership will bear the costs of the Merger in proportion to its relative NAV. Should the Partnership not participate in the Merger, the General Partner will pay or reimburse the Partnership for its portion of the costs. The costs of the Merger allocated to the Partnerships are limited to the costs of the Houlihan Fairness Opinions, the Partnership accounting costs (and other valuation or appraisal costs, if any), which are estimated to total $150,000, and any direct partner communication costs.

         o        The anticipated benefits of the Merger may not be realized.

         o The anticipated benefits of AmREIT's change to self-management through the recently completed Adviser Acquisition may not be fully realized.

         o The proceeds of future asset sales or refinancings by AmREIT will generally be reinvested rather than distributed to shareholders to the extent not required to be distributed to maintain REIT status.

         o AmREIT's Board of Directors has the power to change the investment, acquisition and financing policies of AmREIT (including policies regarding the level of indebtedness) without a vote of the shareholders, which could result in policies which do not reflect the interests of all shareholders.

         o Following the consummation of the Merger, AmREIT intends to borrow additional funds (equal to or exceeding 50% of the value of the properties acquired in the Merger) to acquire additional, as yet unidentified, real estate.

         These risks and possible adverse consequences of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussion of the risks associated with the Merger set forth in the Prospectus under the sections "RISK FACTORS," "CONFLICTS OF INTEREST," "MATERIAL FEDERAL INCOME TAX ASPECTS" and "COMPARISON OF UNITS, SHARES AND NOTES."

                                   THE MERGER

         The purpose of the Merger is to strategically unite AmREIT with one or more of the Partnerships, each of which has compatible properties in AmREIT's existing and new markets, and to give the Limited Partners the ability to participate in a strategic business combination with a publicly held REIT in order to take advantage of the growth in the REIT industry and real estate markets in general, with the prospect of being able to liquidate their investment through the sale of the publicly-traded Shares or retain their investment indefinitely.

         If the Merger is approved, the Partnership will cease to exist and all of its properties will be transferred to AmREIT. Any Limited Partner may abstain from or vote against the Merger and, if the Merger is approved, the Limited Partner will still participate in the Merger and will receive Notes for their Units unless they elect to receive Shares. In lieu of either Notes or Shares, a Limited Partner may elect to receive cash payment pursuant to the ALV Payment Election. Limited Partners will not have appraisal rights or other dissenter's rights by reason of the Merger. For a discussion of the effect of abstaining from or voting against the Merger, the rights of Limited Partners who do so, and the effects of exercising dissenters' rights see "THE MERGER - Dissenting Partners and Shareholders."

         The General Partner is proposing amendments to the Partnership's Agreement of Limited Partnership to permit the closing of the transactions contemplated by the Merger Agreement. Limited Partners voting in favor of the Merger will be deemed to have voted in favor of each of these proposed amendments. A majority vote of Limited Partners is required to approve the proposed amendments and to approve the Merger Agreement. The proposed amendments authorize the following: (i) the Merger of the Partnership with and into AmREIT, whether or not AmREIT would be regarded as an Affiliate of the general partners; and (ii) such other actions as may be necessary under or contemplated by the Merger Agreement or the Prospectus, irrespective of any provision in the Partnership Agreement which might otherwise prohibit such actions. See "THE MERGER -- Proposed Amendments to Partnership Agreements." The General Partner owns no Units of the Partnership. The general partners of the Partnership have agreed to waive any right to receive Shares to which they may otherwise have been entitled except with respect to their capital interests as general partners.

         The General Partner reasonably believes that the terms of the Merger, including the consideration to be received by the Limited Partners in the Merger, are fair to and in the best interests of the Limited Partners.

         THE GENERAL PARTNER STRONGLY RECOMMENDS THAT ALL LIMITED PARTNERS VOTE "YES" IN FAVOR OF THE MERGER. THE GENERAL PARTNER REQUESTS THAT EACH LIMITED PARTNER COMPLETE, SIGN AND RETURN THE ENCLOSED CONSENT AS SOON AS POSSIBLE.

                           ALLOCATION OF CONSIDERATION

         In the Merger, the Limited Partners will receive Shares (or Notes) based upon the Net Asset Value ("NAV") of the Partnership. The Partnership's NAV equals the Negotiated Price of its properties plus its Net Cash. The Partnership's Net Cash equals the excess, if any, of its cash and accounts receivable over its debt at the Effective Date. The Negotiated Price of each property of the Partnership was determined and agreed to by Mr. H. Kerr Taylor, the General Partner, on behalf of the Partnership in negotiations with the two directors of AmREIT who are not affiliated with Mr. Taylor (the "Independent Directors").

         The number of Shares issuable in the Merger to the Partnership equals the Partnership's NAV divided by the Exchange Price of $9.34. The Exchange Price was negotiated and agreed to by the General Partner and the Independent Directors based on the last public offering price of the Shares, $10.25, net of certain costs of that offering. However, the Shares are not publically traded and will not be listed for trading immediately after the Merger. Limited Partners should refer to the discussion in the Prospectus under the heading "THE MERGER--The Merger Consideration."

         Calculated as if the Effective Date were June 30, 1998, AmREIT is offering 2,940.66 Shares or, subject to the Note Restriction, a Note in the principal amount of $27,468.16, in consideration for each Unit of the
Partnership. The following table sets forth the methodology utilized in determining the number of Shares and Notes being offered by AmREIT for each
Unit:


Net Asset Value:
   Value of Properties:(1)
   La Petite Academy (Houston, TX)(91.25%)                             $530,000
   Whataburger (Dallas, TX)(54.88%)                                     337,000
   Super Sound (Houston, TX)(27.28%)                                     67,000
   AFC, Inc./Church's (Houston, TX) (27.28%)                             40,000
   Gannett/Billboard (Houston, TX)(27.28%)                               36,000
                                                                         ------
   Negotiated Price                                                  $1,010,000
   Net Cash(2)                                                          $30,461
   Other Assets                                                             ---
   Other Liabilities                                                        ---
                                                                     ----------
   Net Asset Value of Partnership(3)                                 $1,040,461
                                                                      ---------
   Percentage of Aggregate Net Asset Value of All Partnerships            3.70%
   Net Asset Value Per Original Investment of $1,000(4)                 $924.77
                                                                         ------
Allocation of Shares Received in Merger:
   Number of Shares Allocable to Partnership                            111,398
   Percentage of Total Shares to be Issued in the Merger                  3.70%
   Percentage of Total Shares of AmREIT After the Merger                  1.94%
   Allocation of Shares to Limited Partners                             110,284
   Allocation of Shares to General Partners(5)                            1,114
   Allocation of Shares Per Unit                                       2,940.66
   Allocation of Shares Per Original Investment of $1,000(4)              98.02
   Maximum Total Shares in AmREIT After the Merger(6)                 5,742,873
                                                                      ---------
Notes Offered in Merger:
   Maximum Principal Amount Offered to Partnership                     $364,161
   Principal Amount of Note Offered Per Unit                         $27,468.16
   Principal Amount of Note Offered per Original Investment
   of $1,000(4)                                                         $915.52
                                                                         ------

Return to Limited Partners Per $1,000 of Adjusted Capital From Shares(7)

   Return From Merger per $1,000 of Adjusted Capital Based on           $915.52
   Exchange Price(8)

   Total Return from Merger based on Exchange Price plus Cumulative   $1,710.90
   Distributions per $1,000 of Adjusted Capital(7)

   Total Return from Merger based on Exchange Price plus Cumulative     171.09%
   Distributions through 6/30/1998 as a Percentage of Adjusted Capital

   Return From Merger per $1,000 of Adjusted Capital Based on $10.25 $1,004.72 per Share Price(9)

(1)      Percentage of property owned by Partnership shown in parentheses.

(2) Net Cash is the excess, if any, of the Partnership's cash and accounts receivable over its debt.

(3)      Net Asset Value equals Negotiated Price of property plus Net Cash.

(4) "Per Original Investment of $1,000" is computed by dividing the Limited Partners' allocable share of such amount by the Limited Partners' original capital of the Partnership (the Partnership's "Original Capital") and multiplying the result by 1,000.

(5) The general partners of the Partnership have agreed to waive any right to receive Shares to which they may otherwise have been entitled in the Merger other than with respect to their unsubordinated 1% interest in Partnership distributions. The general partners will not be receiving any other compensation or reimbursement for claims against or interests in the Partnership.

(6) Calculated as if the Effective Date were June 30, 1998. Assumes 100% participation of the Partnerships and that no Notes are issued. Includes portion of Share Balance from Adviser Acquisition issuable to Mr. Taylor upon consummation of Merger.

(7) Adjusted Capital equals a Limited Partner's original invested capital less cumulative distributions constituting a return of capital under the Partnership Agreement.

(8)      Shares valued at $9.34 per Share.

(9)      $10.25 is the most recent public offering price of the Shares.



                    CONSIDERATIONS UNIQUE TO THE PARTNERSHIP

         Due to the substantial similarities among the Partnerships, such as their similar investment portfolios and property locations, common investment objectives and policies, similar financial condition, the fact that the Partnerships' assets are managed by AmREIT or its Affiliates and substantial similarities in the language and scope of their Partnership Agreements, many of the consequences of participating in the Merger are common to the Limited Partners of each of the Partnerships. The purpose of this section is, however, to highlight features of the Partnership which may distinguish the situation of the Partnership from that of the other Partnerships and which should be taken into account by the Limited Partners when evaluating the merits and risks of the proposed Merger.

         Special Considerations Regarding Partnership Properties. Unless the Limited Partners approve the Merger, the General Partner will continue the Partnership in accordance with its current investment strategies and objectives described below. At the time of the Partnership's formation, the General Partner anticipated the liquidation of its portfolio and distribution of the net proceeds from the sale of the properties to the Limited Partners within 8 to 12 years after the acquisition of the properties. Based on the completion of the acquisition of the Partnership's portfolio in 1987, it was anticipated that liquidation of the portfolio would begin by 1999. However, the Partnership's ability to achieve its goals will be influenced by the following factors. See "THE PARTNERSHIPS--Properties" in the Prospectus for additional information regarding the Partnership's portfolio.

                  Expiration of Leases. When the leases on the Partnership's properties all expire, the tenants may elect not to renew their leases or to renew their leases only if the Partnership makes significant improvements to the property. Should tenants fail to renew their leases, the Partnership would be required to find new tenants and would likely incur significant additional expense by reason of temporary vacancy and/or significant rehabilitation and/or tenant improvement costs.

                  Concentration of Investment. The Partnership has concentrated its investments in 5 properties. If a vacancy or other interruption of rents occur in one or more of these properties, the distributions of the Partnership may be significantly reduced. The Partnership has also concentrated its investments in a limited geographic area. If conditions in this area deteriorate, the Partnership may experience more difficulty in re-leasing its properties than it would experience if the properties were more geographically diversified.

                  Co-ownership of Property. The Partnership owns each of its properties in co-ownership with one or more other Partnerships. The Partnership, as a practical matter, is dependent upon the consent and cooperation of the majority co-owner to sell or re-lease the property. Therefore, there is no assurance that the co-owner will agree to the sale or re-lease of the property at such time or under the terms the Partnership may desire.

                  Possible Need for Additional Capital. The Limited Partners may
be required to contribute additional capital and/or approve Partnership borrowings in order to finance future lease renewal or re-leasing costs as described above. Moreover, without an economically desirable lease in place, the Partnership could not expect to realize an attractive price for the sale of its properties.

         Merger is a Taxable Event. Limited Partners will realize a gain on the Merger in an amount equal to their allocable share of the excess of the sum of the fair market value of the Shares received by the Partnership over the Partnership's adjusted tax basis of its assets. In general, Limited Partners can expect to pay tax on this gain at long term capital gains rates. Approximately 48% of the gain will be taxable at the 20% rate and 52% of the gain will be taxable at the 25% rate. Assuming that the value of the Shares reflects the Net Asset Values of the assets acquired in the Merger, if the Partnership participates in the Merger, each of its Limited Partners would have recoginzed taxable gain of approximately 16% (as of June 30, 1998) for every Unit held, representing an original investment of $30,000. Those Limited Partners who have owned their Units since the inception of the Partnership can expect to recognize a taxable gain of approximately $1,070 per Unit as a result of the Merger. The actual amount of gain recognized by each Limited Partner will depend upon the value ascribed to the Shares for federal tax purposes. Because the Shares will not be publically traded immediately after the Merger, and the 1998 operating results have not been included, it is possible that the value of the Shares used for purposes of calculating the taxable income (or loss) and the taxable income (or loss) per Unit will differ from the calculation stated above.

The Partnership's federal income tax returns are subject to review and possible adjustment by the Internal Revenue Service. Under federal income tax laws, regulations and administrative rulings, certain types of transactions may be accorded varying interpretations. Accordingly, the Partnership's financial statements, as well as the individual tax returns of the partners, may be changed to cause them to conform to the tax treatment resulting from such review, if any.

         Investment Strategy. Each of the properties is currently fully leased to a single tenant; however, as described above, these leases expire at varying times in the future. The Partnership is not authorized to raise additional capital or borrow funds. The Partnership has a history of making regular quarterly distributions to its Limited Partners. See "Miscellaneous -- Distributions to Limited Partners" below in this Supplement. The Partnership's strategy is to continue to hold its properties with a view towards liquidating them at such times as the General Partner deems beneficial and appropriate in a manner consistent with  the
Partnership's investment objectives.   The principal investment
objectives of the Partnership are to (i) preserve and protect the Limited Partners' capital; (ii) provide the Limited Partners with quarterly cash distributions from operations; (iii) obtain long-term appreciation in the value of its properties; and
(iv) provide increased cash distributions to the Limited Partners as the cash flow from its investments increases over the life of the Partnership. The Partnership acquired each of its properties for cash and without the use of borrowed funds (leverage).

         Management Compensation. The Partnership has no employees as its operations are managed by AmREIT. Under the Omnibus Services Agreement, pursuant to which AmREIT manages the operations of the Partnership, AmREIT is entitled to annual property management fees equal to 3% of gross rental revenues. Also, the Omnibus Services Agreement provides for payment of reimbursement fees of up to 6% of the Partnership's gross rental revenues. This relationship will terminate after the Merger if the Partnership merges into AmREIT. If the Partnership participates in the Merger, neither AmREIT nor the General Partner or any of their Affiliates will receive any compensation for services rendered in connection with the Merger.

         Offers From Third Parties. No offers on the Partnership's properties have been received during the past twelve months by the General Partner from unaffiliated third parties. See "THE MERGER-Acquisition Proposals" in the Prospectus.


                             FAIRNESS OF THE MERGER

         Based upon his analysis of the Merger, the General Partner reasonably believes that:

         (1) The terms of the Merger, when considered as a whole, are fair to the Limited Partners;

         (2) The Shares offered in exchange for the Units constitute fair consideration for the Units of the Limited Partners; and

         (3) After comparing the potential benefits and detriments of the Merger with those of several alternatives, the Merger is more attractive to the Limited Partners than such alternatives.

         THE GENERAL PARTNER REASONABLY BELIEVES THAT THE TERMS OF THE MERGER AGREEMENT, INCLUDING THE CONSIDERATION TO BE RECEIVED BY THE LIMITED PARTNERS IN CONNECTION WITH THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF THE LIMITED PARTNERS. ACCORDINGLY, THE GENERAL PARTNER HAS APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT THE LIMITED PARTNERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND AMENDMENT OF THE PARTNERSHIP AGREEMENT.

         The General Partner's determination is based upon the transaction as a whole, as well as the combination of less than all Partnerships, because the Partnership's value for the purposes of the Merger is its Net Asset Value. The General Partner believes that Net Asset Value is a reasonable estimate of the value of each Partnership for the Merger as it is directly derived from the value of the Partnership's net assets at the Effective Date, independent of the valuations of the assets of the other Partnerships. The General Partner also believes the Exchange Price, the value on which Shares will be issued to the Partnership in the Merger, is a reasonable estimate of the value of the Shares based on the last public offering price of the Shares and within the overall context of the Merger. See "THE MERGER - The General Partner's Reasons and Recommendations for the Merger."

         Fairness Opinion. The General Partners, on behalf of the Partnership, retained Houlihan to render an opinion as to whether the consideration to be received by the Limited Partners in connection with the Merger was fair, from a financial point of view, to the Limited Partners. Houlihan was not requested to, and did not make, any recommendation to the Partnerships as to the consideration to be received by the Limited Partners in connection with the Merger, which consideration was determined through negotiations between the common management of the Partnerships and AmREIT. The General Partner retained Houlihan to render its fairness opinion based upon Houlihan's experience in the valuation of businesses and their securities in connection with mergers and acquisitions, and valuations for corporate purposes especially with respect to REITs and other real estate companies. Houlihan delivered its written opinion, dated June 1, 1998, to the General Partner, to the effect that, as of the date of such opinion, based on Houlihan's review and subject to the limitations described in the Prospectus, the consideration to be received by the Limited Partners in connection with the Merger is fair, from a financial point of view, to the
Limited Partners. The Houlihan Fairness Opinion does not constitute a recommendation to any Limited Partner as to how any such Limited Partner should vote on the Merger. See "FAIRNESS OPINIONS--The Houlihan Fairness Opinion."

         Comparison of Benefits and Detriments. The General Partner's assessment of the fairness of the proposed Merger was based on the review of different alternatives that were available. The evaluations of the different alternatives included, but were not limited to, a strategic combination with a publicly traded REIT to take advantage of the growth of the REIT industry and real estate markets in general, completely liquidating the Partnership, continuing the Partnership or reorganizing the Partnership into a REIT. In order to determine whether the Merger or one of its alternatives would be more attractive to the Limited Partners, the General Partner compared the potential benefits and detriments of the Merger with the potential benefits and detriments of these alternatives. A detailed discussion of the potential benefits and detriments of each of these alternatives is provided in "THE MERGER -- The General Partners' Reasons and Recommendation for the Merger" and "-- Alternatives to the Merger" in the Prospectus.

         In the event the Merger is not consummated for any reason, the Partnership will continue to pursue its business objectives of maximizing the value of its properties, in addition to the possible liquidation of its portfolio, another strategic combination or another attractive alternative that may become available.


                COMPARATIVE COMPENSATION, FEES AND DISTRIBUTIONS
           COMPENSATION PAID TO THE GENERAL PARTNER AND HIS AFFILIATES

         This section is intended to provide Limited Partners with a brief comparison of the compensation, fees and distributions paid to the General Partner and his Affiliates under the Partnership's current arrangements with those that would have been paid had the Merger been in place. The following table sets forth the compensation, fees and distributions by the Partnership to the General Partner and his Affiliates during the two most recent fiscal years and the six-month period ended June 30, 1998 and compares those payments against the amount that would have been paid assuming the Merger had occurred January 1, 1996.


                                              YEAR ENDED DECEMBER 31,

                                                                                           Nine Months Ended
                                      1996                      1997                     September 30, 1998
                                      ----                      ----                     ------------------
                               Actual     Pro Forma      Actual     Pro Forma           Actual     Pro Forma


Administrative Reimb.(1)       $5,400        $6,231      $5,400        $6,291           $2,700        $3,172
Cash Distributions(2)             900           719         900           734              450           367
General Partner Salary(3)         ---           485         ---           582              ---           291

(1) An AmREIT subsidiary receives administrative reimbursements of up to 6% of gross rental revenues from the properties. No other fees, salaries or other compensation were paid by the Partnership to its general partner or its affiliates during these periods.

(2) Includes all cash distributions made to Mr. Taylor and his affiliates resulting from ownership of Units and general partner interests. Mr.
         Taylor's employment agreement with AmREIT provides for a fixed base salary of $25,000 and $30,000 per annum for 1998 and 1999 respectively, which amounts will not increase as a result of the Merger.

(3) Mr. Taylor's salary represents the total salary and benefits Mr. Taylor is currently entitled to receive as an officer and director of AmREIT allocated to the Partnership based on the percentage of shares of AmREIT to be owned by the Limited Partners immediately after the Merger. No other affiliate of the general partners of the Partnership will receive compensation from AmREIT upon completion of the Merger.


New Compensation

         AmREIT will internally manage and lease the properties obtained by AmREIT from the Partnership pursuant to the Merger. The terms of this engagement will be substantially similar to the terms governing the management arrangements that AmREIT typically uses in managing its current properties.


                                  MISCELLANEOUS

Distributions to Limited Partners

         Set forth below are distributions per Unit made by the Partnership to the Limited Partners during the most recent five fiscal years and the most recently completed interim period. Also see "THE PARTNERSHIPS - Partnership Distributions" in the Prospectus.


                                                                                            Six Months Ended
                                  1993        1994       1995         1996        1997         June 30, 1998
                                  ----        ----       ----         ----        ----         -------------


Distributions                   $2,490      $2,475     $2,486       $2,490      $2,490           $1,245
Portion of Distribution That
Was a Return of Capital (1)        ---         ---        ---          ---         ---              ---


(1)      Distributions treated as a return of capital under the Partnership
         Agreement.

----------------------

Financial Information

         Rental income statements for the properties of the Partnership for the years ended December 31, 1997 and 1996 and certain pro forma financial statements with respect to the Partnership are set forth in "The Unaudited Pro Forma Financial Information" and "INDEX TO FINANCIAL INFORMATION" in the Prospectus.

List of Investors

         Under the Partnership Agreement and Texas state law, a Limited Partner may obtain a list of the names, addresses and number of Units owned by the other Limited Partners entitled to so vote on the Merger by making written request therefor from the General Partner, c/o Timothy W. Kelley, AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. At the time of making the request, the requesting Limited Partner must submit $10.00 in payment for the costs of copying and mailing the list and, if the Units are held through a nominee, provide the Partnership with a statement from the nominee or other independent third party confirming such Limited Partner's beneficial ownership. A Limited Partner is only entitled to the foregoing information with respect to the Partnership in which the Limited Partner holds Units. See "CONSENT PROCEDURES" in the Prospectus.


End of Partnership Supplement for AAA Net Realty Fund VII, Ltd.

                                  AMREIT, INC.

                                  SUPPLEMENT TO
          JOINT PROXY AND CONSENT SOLICITATION STATEMENT AND PROSPECTUS
                                       FOR
                         AAA NET REALTY FUND VIII, LTD.
                           A TEXAS LIMITED PARTNERSHIP

         Mr. H. Kerr Taylor (the "General Partner") is soliciting the approval of the Limited Partners of AAA Net Realty Fund VIII, Ltd., a Texas Limited Partnership (the "Partnership"), for the Merger of the Partnership with and into AmREIT, Inc., a Maryland Corporation ("AmREIT"). As part of the Merger, the Limited Partners will exchange Units of Limited Partnership interests ("Units") in the Partnership for shares of common stock of AmREIT (the "Shares") or, subject to the Note Restriction, 6.0% Notes of AmREIT due December 31, 2004 (the "Notes"). The Merger, if it is approved, will involve up to ten limited partnerships, including the Partnership. This solicitation is being made on behalf of the general partners of the Partnership. The proposal is described in detail in the Joint Proxy And Consent Solicitation Statement and Prospectus dated, November 1998 (the "Prospectus"). For the definition of capitalized terms used in the Supplement, which are not separately defined herein, see "GLOSSARY" in the Prospectus. Cross-references in this Supplement also refer to the cited discussions in the Prospectus, unless specifically noted to the contrary.

         The effects of the Merger may be different for Limited Partners in each of the partnerships participating in the Merger (the "Partnerships"). This Supplement has been prepared to highlight the risks, effects and fairness of the Merger for the Limited Partners of the Partnership. This Supplement is not intended to repeat or duplicate the Prospectus and the Prospectus must be referred to in reading this Supplement. Moreover, this Supplement does not purport to provide an overall summary of the Merger or to highlight all of its material terms, conditions, risks or effects. See "SUMMARY" and "THE MERGER" in the Prospectus. To the extent this Supplement summarizes portions of the Prospectus, such discussions are qualified in their entirety by the more detailed discussions of those matters appearing in the Prospectus. Supplements have also been prepared for each of the other Partnerships and copies of such Supplements will be provided promptly without charge to each Limited Partner or his representative who has been so designated in writing upon written request to Timothy W. Kelley, Vice President at AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. Telephone (800) 888-4400, extension 26 or fax to
(713) 850-0498.

                                  RISK FACTORS

     The Merger involves material risks to the Limited Partners, the more significant of which are:

         o The distributions on the securities received by Limited Partners for their Units in the Merger will, at least initially, be lower as a percentage of their investment as compared to distributions currently received on their Units.

         o The General Partner did not retain an unaffiliated person to represent the Limited Partners in negotiating the terms of the Merger.

         o The Negotiated Prices for the Partnership properties were determined by the General Partner, who has substantial conflicts of interest in the Merger due to his financial interest in AmREIT and the prospects of receiving substantial financial benefits if the Merger is consummated.

         o The Negotiated Prices of the properties are not based on appraisals from independent real estate appraisers.

         o The Merger will be a taxable transaction to the Limited Partners.

         o There is no assurance that the value of the consideration received in the Merger by the Limited Partners for their Units will not be less than the fair value of their Units as might result from negotiations between unrelated parties.

         o No public market exists for the Shares or the Notes. Upon completion of the Merger, it is uncertain if and when a public market will develop for the Shares and no public market is expected to develop for the Notes.

         o If and when a public market for the Shares develops, there is no assurance that the Shares will not trade at prices that are less than the Exchange Price.

         o There is no assurance that the Exchange Price, which was determined by the General Partner and the Independent Directors of AmREIT, reflects the fair value of the Shares which might result from negotiations between unrelated parties.

         o The Appraised Value, upon which payment under the ALV Payment Election will be determined, will not be determined or known until after the Merger is consummated.

         o Limited Partners receiving Shares in the Merger will realize a substantial change in the form of their investment from a finite life Partnership, which cannot leverage its investments, to an infinite life REIT which can leverage its investments.

         o The anticipated benefits to Limited Partners as a result of the Merger may not be realized.

                  POTENTIAL BENEFITS TO LIMITED PARTNERS

         The General Partner believes the Merger is fair to and in the best interests of the Limited Partners for a number of reasons, including:

         o The General Partner believes that the terms of the Merger Agreement, including the Exchange Price and the Partnership's Net Asset Value are favorable to the Limited Partners.

         o The General Partner believes that the Negotiated Price for each of the Partnership's Properties is in the highest range of values for the property in the current real estate market and that such value would likely exceed the price at which the property would sell in the market. The General Partner
                  believes  that the  Partnership  would   therefor  realize
                  significantly less value for its Properties than their Negotiated Prices if the Partnership was liquidated in the current real estate market.

         o By merging into AmREIT, the Limited Partners will be relieved of uncertainties regarding the Partnership's real estate investments, including the expiration of leases on its 3 properties within the next 5 years, the possible difficulties in re-leasing the properties and/or the possible substantial costs of re-leasing these properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o The special purpose nature of the Partnership's properties makes them suitable for limited types of tenants and uses and increases the risks of re-leasing the properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by AmREIT's, larger and more diversified portfolio.

         o Co-ownership of 5 of its 7 properties in joint venture with one or more other persons, which, as a practical matter, allows the sale of the property only with the consent of its co-owner. In the Merger, the property is valued at an amount pro rata to the Negotiated Price of the entire property without reduction for less than 100% ownership.

         o By combining the Partnership with AmREIT, the Merger will create an investment portfolio substantially larger and more geographically diversified than the current portfolio of the Partnership. The Merger will consolidate operations and spread the risk of an investment in AmREIT over a broader group of assets, reducing dependence of the investment upon the performance of any particular asset or group of assets, such as assets in the same geographical area.

         o The allocations of Merger Expenses would require the Partnership to pay only its proportionate share of the Partnership Merger Expenses based on its relative Net Asset Value. Also, if the Limited Partners do not elect to participate in the Merger, the General Partner will pay or reimburse the Partnership its Proportionate Share of the Partnership Merger Expenses.

         o As a result of the Merger, the Partnership will no longer incur the expense for preparation of separate financial statements, required annual and quarterly filings, tax returns and investor communications. The accurate preparation of these statements and reports requires substantial cost and management time and effort.

         o The General Partner believes the Merger will provide the combined AmREIT-Partnership entity improved future access to capital markets for future growth and that Limited Partners, as AmREIT shareholders, will have enhanced liquidity as a result of the larger total equity market capitalization of AmREIT.

         o The General Partner received the Houlihan Fairness Opinion that the Merger is fair, from a financial point of view, to the Limited Partners.

         o The Partnership's strategic combination with a publicly held REIT, which takes advantage of the growth in the REIT industry and real estate markets, is preferable to the alternatives of complete liquidation of the Partnership, continuation of the Partnership or reorganization of the Partnership into one separate REIT.

         These possible benefits of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussions in the Prospectus under the heading "THE MERGER--The General Partners Reasons and Recommendations for the Merger."


                 RISK FACTORS AND POTENTIAL ADVERSE CONSEQUENCES

         Limited Partners participating in the Merger will be subject to various risks and possible adverse consequences which they should take into account in deciding how they will vote on the Merger. The most significant of these material risks are:

         The Merger involves the following risks for the Limited Partners:

         o        The   General   Partner   did  not   retain  an   unaffiliated
                  representative to represent the Limited Partners or the Partnership, or to represent all of the Partnerships as a Group, in the Merger. Had independent representation been arranged for a Partnership, the terms of the Merger might have been more favorable to such Partnership.

         o The Negotiated Prices of the Partnership's Properties were determined by the General Partner who is also the Chief Executive Officer and largest shareholder of AmREIT. The NAV of each Partnership should be considered as having been negotiated by the common management of the Partnerships and AmREIT.

         o The Negotiated Price of the Partnership's Properties is not based on an independent real estate appraisal.

         o The conflicts of interest of the General Partner, who will receive significant financial and other benefits from and/or as a result of the Merger.

         o The possibility that the Partnership's Net Asset Values may not reflect the actual value of its net assets.

         o The fixed Exchange Price, which means the Limited Partners will not receive more Shares (or a Note in a greater principal amount) if the value of the Shares decreases as of the Effective Date.

         o AmREIT's Shares are not publically traded, a market for the Shares is not expected to exist immediately upon completion of this Merger, and there is no assurance that a market for the Shares will develop in the future. Unless and until there is a public market for the Shares, shareholders will have difficulty in liquidating their investment.

         o If and when a market for the Shares develops, the Shares may trade at prices substantially below the Exchange Price.

         o        The Merger will be a taxable transaction for the Limited
                  Partners.

         o        A majority vote of Limited Partners binds the Partnership.

         o Limited Partners who vote against the Merger will receive Notes for their Units in the Merger unless they elect to receive Shares if the Merger is approved.

         o Limited Partners who become shareholders of AmREIT may not receive the same level of distributions as previously received from their respective Partnership Units.

         o Because it is not known how many Partnerships will participate in the Merger, there are uncertainties as to the capital structure and size of AmREIT following consummation of the Merger as they will vary depending on the number of Partnerships electing to participate.

         o As a result of the Merger, the nature of each Limited Partner's investment will change from holding an interest in a specified portfolio of properties in a finite life entity to holding an equity investment in an ongoing REIT, whose portfolio of properties may be changed from time to time without the approval of its shareholders and which does not plan to liquidate such assets within a fixed period.

         o If it participates in the Merger, the Partnership will bear the costs of the Merger in proportion to its relative NAV. Should the Partnership not participate in the Merger, the General Partner will pay or reimburse the Partnership for its portion of the costs. The costs of the Merger allocated to the Partnerships are limited to the costs of the Houlihan Fairness Opinions, the Partnership accounting costs (and other valuation or appraisal costs, if any), which are estimated to total $150,000, and any direct partner communication costs.

         o        The anticipated benefits of the Merger may not be realized.

         o The anticipated benefits of AmREIT's change to self-management through the recently completed Adviser Acquisition may not be fully realized.

         o The proceeds of future asset sales or refinancings by AmREIT will generally be reinvested rather than distributed to shareholders to the extent not required to be distributed to maintain REIT status.

         o AmREIT's Board of Directors has the power to change the investment, acquisition and financing policies of AmREIT (including policies regarding the level of indebtedness) without a vote of the shareholders, which could result in policies which do not reflect the interests of all shareholders.

         o Following the consummation of the Merger, AmREIT intends to borrow additional funds (equal to or exceeding 50% of the value of the properties acquired in the Merger) to acquire additional, as yet unidentified, real estate.

         These risks and possible adverse consequences of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussion of the risks associated with the Merger set forth in the Prospectus under the sections "RISK FACTORS," "CONFLICTS OF INTEREST," "MATERIAL FEDERAL INCOME TAX ASPECTS" and "COMPARISON OF UNITS, SHARES AND NOTES."

                                   THE MERGER

         The purpose of the Merger is to strategically unite AmREIT with one or more of the Partnerships, each of which has compatible properties in AmREIT's existing and new markets, and to give the Limited Partners the ability to participate in a strategic business combination with a publicly held REIT in order to take advantage of the growth in the REIT industry and real estate markets in general, with the prospect of being able to liquidate their investment through the sale of the publicly-traded Shares or retain their investment indefinitely.

         If the Merger is approved, the Partnership will cease to exist and all of its properties will be transferred to AmREIT. Any Limited Partner may abstain from or vote against the Merger and, if the Merger is approved, the Limited Partner will still participate in the Merger and will receive Notes for their Units unless they elect to receive Shares. In lieu of either Notes or Shares, a Limited Partner may elect to receive cash payment pursuant to the ALV Payment Election. Limited Partners will not have appraisal rights or other dissenter's rights by reason of the Merger. For a discussion of the effect of abstaining from or voting against the Merger, the rights of Limited Partners who do so, and the effects of exercising dissenters' rights see "THE MERGER - Dissenting Partners and Shareholders."

         The General Partner is proposing amendments to the Partnership's Agreement of Limited Partnership to permit the closing of the transactions contemplated by the Merger Agreement. Limited Partners voting in favor of the Merger will be deemed to have voted in favor of each of these proposed amendments. A majority vote of Limited Partners is required to approve the proposed amendments and to approve the Merger Agreement. The proposed amendments authorize the following: (i) the Merger of the Partnership with and into AmREIT, whether or not AmREIT would be regarded as an Affiliate of the general partners; and (ii) such other actions as may be necessary under or contemplated by the Merger Agreement or the Prospectus, irrespective of any provision in the Partnership Agreement which might otherwise prohibit such actions. See "THE MERGER -- Proposed Amendments to Partnership Agreements." The General Partner owns no Units of the Partnership. The general partners of the Partnership have agreed to waive any right to receive Shares to which they may otherwise have been entitled except with respect to their capital interests as general partners.

         The General Partner reasonably believes that the terms of the Merger, including the consideration to be received by the Limited Partners in the Merger, are fair to and in the best interests of the Limited Partners.

         THE GENERAL PARTNER STRONGLY RECOMMENDS THAT ALL LIMITED PARTNERS VOTE "YES" IN FAVOR OF THE MERGER. THE GENERAL PARTNER REQUESTS THAT EACH LIMITED PARTNER COMPLETE, SIGN AND RETURN THE ENCLOSED CONSENT AS SOON AS POSSIBLE.

                           ALLOCATION OF CONSIDERATION

         In the Merger, the Limited Partners will receive Shares (or Notes) based upon the Net Asset Value ("NAV") of the Partnership. The Partnership's NAV equals the Negotiated Price of its properties plus its Net Cash. The Partnership's Net Cash equals the excess, if any, of its cash and accounts receivable over its debt at the Effective Date. The Negotiated Price of each property of the Partnership was determined and agreed to by Mr. H. Kerr Taylor, the General Partner, on behalf of the Partnership in negotiations with the two directors of AmREIT who are not affiliated with Mr. Taylor (the "Independent Directors").

         The number of Shares issuable in the Merger to the Partnership equals the Partnership's NAV divided by the Exchange Price of $9.34. The Exchange Price was negotiated and agreed to by the General Partner and the Independent Directors based on the last public offering price of the Shares, $10.25, net of certain costs of that offering. However, the Shares are not publically traded and will not be listed for trading immediately after the Merger. Limited Partners should refer to the discussion in the Prospectus under the heading "THE MERGER--The Merger Consideration."

         Calculated as if the Effective Date were June 30, 1998, AmREIT is offering 3,160.86 Shares or, subject to the Note Restriction, a Note in the principal amount of $29,522.44, in consideration for each Unit of the
Partnership. The following table sets forth the methodology utilized in determining the number of Shares and Notes being offered by AmREIT for each
Unit:


Net Asset Value:
   Value of Properties:(1)
   Whataburger (Dallas, TX) (45.12%)                                   $283,000
   Super Sound (Houston, TX) (72.72%)                                   178,000
   AFC, Inc./Church's (Houston, TX) (72.72%)                            107,000
   Gannett/Billboard (Houston, TX) (72.72%)                              97,000
   Discount Tire (Fort Worth, TX) (100%)                                470,000
   La Petite Academy (Houston, TX) (100%)                               500,000
   Goodyear Tire, Marsh Lane (Dallas, TX) (25.28%)                      165,000
                                                                        -------
   Negotiated Price                                                  $1,800,000
   Net Cash(2)                                                          $48,880
   Other Assets                                                             ---
   Other Liabilities                                                        ---
                                                                      ---------
   Net Asset Value of Partnership(3)                                 $1,848,880
                                                                      ---------
   Percentage of Aggregate Net Asset Value of All Partnerships            6.57%
   Net Asset Value Per Original Investment of $1,000(4)                 $984.08
                                                                        -------
Allocation of Shares Received in Merger:
   Number of Shares Allocable to Partnership                            197,953
   Percentage of Total Shares to be Issued in the Merger                  6.57%
   Percentage of Total Shares of AmREIT After the Merger                  3.45%
   Allocation of Shares to Limited Partners                             195,973
   Allocation of Shares to General Partners(5)                            1,980
                                                                          -----
   Allocation of Shares per Unit                                       3,160.86
   Allocation of Shares Per Original Investment of $1,000(4)             105.36
   Maximum Total Outstanding Shares in AmREIT After the
   Merger(6)                                                          5,742,873
                                                                      ---------

Notes Offered in Merger:
   Maximum Principal Amount Offered to Partnership                     $647,108
   Principal Amount of Note Offered per Unit                         $29,522.44
   Principal Amount of Note Offered per Original Investment of
   $1,000(4)                                                            $984.08
                                                                         ------
Return to Limited Partners Per $1,000 of Adjusted Capital From
Shares(7):

   Return From Merger per $1,000 of Adjusted Capital based on
   Exchange Price (8)                                                   $987.28

   Total Return from Merger based on Exchange Price plus Cumulative   $1,727.90
   Distributions through 6/30/1998 per $1,000 of Adjusted Capital

   Total Return from Merger based on Exchange Price plus Cumulative     172.79%
   Distributions through 6/30/1998 as a Percentage of Adjusted
   Capital

   Return From Merger per $1,000 of Adjusted Capital based on $10.25 $1,083.47 per Share Price(9)

(1)      Percentage of property owned by Partnership shown in parentheses.

(2) Net Cash is the excess, if any, of the Partnership's cash and accounts receivable over its debt.

(3)      Net Asset Value equals Negotiated Price of property plus Net Cash.

(4) "Per Original Investment of $1,000" is computed by dividing the Limited Partners' allocable share of such amount by the Limited Partners' original capital of the Partnership (the Partnership's "Original Capital") and multiplying the result by 1,000.

(5) The general partners of the Partnership have agreed to waive any right to receive Shares to which they may otherwise have been entitled in the Merger other than with respect to their unsubordinated 1% interest in Partnership distributions. The general partners will not be receiving any other compensation or reimbursement for claims against or interests in the Partnership.

(6) Calculated as if the Effective Date were June 30, 1998. Assumes 100% participation of the Partnerships and that no Notes are issued. Includes portion of Share Balance from Adviser Acquisition issuable to Mr. Taylor upon consummation of Merger.

(7) Adjusted Capital equals a Limited Partner's original invested capital less cumulative distributions constituting a return of capital under the Partnership Agreement.

(8)      Shares valued at $9.34 per Share.

(9)      $10.25 is the most recent public offering price of the Shares.



                    CONSIDERATIONS UNIQUE TO THE PARTNERSHIP

         Due to the substantial similarities among the Partnerships, such as their similar investment portfolios and property locations, common investment objectives and policies, similar financial condition, the fact that the Partnerships' assets are managed by AmREIT or its Affiliates and substantial similarities in the language and scope of their Partnership Agreements, many of the consequences of participating in the Merger are common to the Limited Partners of each of the Partnerships. The purpose of this section is, however, to highlight features of the Partnership which may distinguish the situation of the Partnership from that of the other Partnerships and which should be taken into account by the Limited Partners when evaluating the merits and risks of the proposed Merger.

         Special Considerations Regarding Partnership Properties. Unless the Limited Partners approve the Merger, the General Partner will continue the Partnership in accordance with its current investment strategies and objectives described below. At the time of the Partnership's formation, the General Partner anticipated the liquidation of its portfolio and distribution of the net proceeds from the sale of the properties to the Limited Partners within 8 to 12 years after the acquisition of the properties. Based on the completion of the acquisition of the Partnership's portfolio in 1991, it was anticipated that liquidation of the portfolio would begin by 2003. However, the Partnership's ability to achieve its goals will be influenced by the following factors. See "THE PARTNERSHIPS--Properties" in the Prospectus for additional information regarding the Partnership's portfolio.

                  Expiration of Leases. The leases on 3 of the Partnership's properties expire by August 31, 2001. These properties account for approximately 24% of the Partnership's current rents. The leases on the remaining 4 properties expire by September 30, 2006. It is possible than when these leases expire the Partnership will need to make significant tenant improvements and/or repairs in order to release the properties. Also, should any of these tenants fail to renew their leases, the Partnership would need to find a new tenant and incur significant additional costs by reason of temporary vacancy and/or significant rehabilitation and/or tenant improvement costs.

                  Concentration of Investment. The Partnership has concentrated its investments in 7 properties. If a vacancy or other interruption of rents occur in one or more of these properties, the distributions of the Partnership may be significantly reduced. The Partnership has also concentrated its investments in a limited geographic area. If conditions in this area deteriorate, the Partnership may experience more difficulty in re-leasing its properties than it would experience if the properties were more geographically diversified.

                  Co-ownership of Property. The Partnership owns 5 of its 7 properties in co-ownership with one or more other persons. The Partnership is, as a practical matter, dependent upon the consent and cooperation of the co-owner to sell or re-lease the property. Therefore, there is no assurance that the co-owner will agree to the sale or re-lease of the property at such time or under the terms the Partnership may desire.

                  Possible Need for Additional Capital. The Limited Partners may
be required to contribute additional capital and/or approve Partnership borrowings in order to finance future lease renewals or re-leasing costs as described above. Moreover, without an economically desirable lease in place, the Partnership could not expect to realize an attractive price for the sale of its properties.

         Merger is a Taxable Event. Limited Partners will realize a gain on the Merger in an amount equal to their allocable share of the excess of the sum of the fair market value of the Shares received by the Partnership over the Partnership's adjusted tax basis of its assets. In general, Limited Partners can expect to pay tax on this gain at long term capital gains rates. Approximately 27% of the gain will be taxable at the 20% rate and 73% will be taxable at the 25% rate. Assuming that the value of the Shares reflects the Net Asset Values of the assets acquired in the Merger, if the Partnership participates in the Merger, each of its Limited Partners would have recognized taxalbe gain of approximately 21% (as of June 30, 1998) for every Unit held, representing an original investment of $30,000. Those Limited Partners who have owned their Units since the inception of the Partnership can expect to recognize a taxable gain of approximately $1,475 per Unit as a result of the
Merger.   The  actual  amount  of  gain  recognized  by  each  Limited

Partner will depend upon the value ascribed to the Shares for federal tax purposes. Because the Shares will not be publically traded immediately after the Merger, and the 1998 operating results have not been included, it is possible that the value of the Shares used for purposes of calculating the taxable income (or loss) and the taxable income (or loss) per Unit will differ from the calculation stated above.

The Partnership's federal income tax returns are subject to review and possible adjustment by the Internal Revenue Service. Under federal income tax laws, regulations and administrative rulings, certain types of transactions may be accorded varying interpretations. Accordingly, the Partnership's financial statements, as well as the individual tax returns of the partners, may be changed to cause them to conform to the tax treatment resulting from such review, if any.

         Investment Strategy. Each of the properties is currently fully leased to a single tenant; however, as described above, these leases expire at varying times in the future. The Partnership is not authorized to raise additional capital or borrow funds. The Partnership has a history of making regular quarterly distributions to its Limited Partners. See "Miscellaneous -- Distributions to Limited Partners" below in this Supplement. The Partnership's strategy is to continue to hold its properties with a view towards liquidating them at such times as the General Partner deems beneficial and appropriate in a manner consistent with the Partnership's investment objectives. The principal investment objectives of the Partnership are to (i) preserve and protect the Limited Partners' capital; (ii) provide the Limited Partners with quarterly cash distributions from operations; (iii) obtain long-term appreciation in the value of its properties; and (iv) provide increased cash distributions to the Limited Partners as the cash flow from its investments increases over the life of the Partnership. The Partnership acquired each of its properties for cash and without the use of borrowed funds (leverage).

         Management Compensation. The Partnership has no employees as its operations are managed by AmREIT. Under the Omnibus Services Agreement, pursuant to which AmREIT manages the operations of the Partnership, AmREIT is entitled to annual property management fees equal to 3% of gross rental revenues. Also, the Omnibus Services Agreement provides for payment of reimbursement fees of up to 6% of the Partnership's gross rental revenues. This relationship will terminate after the Merger if the Partnership merges into AmREIT. If the Partnership participates in the Merger, neither AmREIT nor the General Partner or any of their Affiliates will receive any compensation for services rendered in connection with the Merger.

         Offers From Third Parties. No offers on the Partnership's properties have been received during the past twelve months by the General Partner from unaffiliated third parties. See "THE MERGER-Acquisition Proposals" in the Prospectus.


                             FAIRNESS OF THE MERGER

         Based upon his analysis of the Merger, the General Partner reasonably believes that:

         (1) The terms of the Merger, when considered as a whole, are fair to the Limited Partners;

         (2) The Shares offered in exchange for the Units constitute fair consideration for the Units of the Limited Partners; and

         (3) After comparing the potential benefits and detriments of the Merger with those of several alternatives, the Merger is more attractive to the Limited Partners than such alternatives.

         THE GENERAL PARTNER REASONABLY BELIEVES THAT THE TERMS OF THE MERGER AGREEMENT, INCLUDING THE CONSIDERATION TO BE RECEIVED BY THE
LIMITED PARTNERS IN CONNECTION WITH THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF THE LIMITED PARTNERS. ACCORDINGLY, THE GENERAL PARTNER HAS

APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT THE LIMITED PARTNERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND AMENDMENT OF THE
PARTNERSHIP AGREEMENT.

         The General Partner's determination is based upon the transaction as a whole, as well as the combination of less than all Partnerships, because the Partnership's value for the purposes of the Merger is its Net Asset Value. The General Partner believes that Net Asset Value is a reasonable estimate of the value of each Partnership for the Merger as it is directly derived from the value of the Partnership's net assets at the Effective Date, independent of the valuations of the assets of the other Partnerships. The General Partner also believes the Exchange Price, the value on which Shares will be issued to the Partnership in the Merger, is a reasonable estimate of the value of the Shares based on the last public offering price of the Shares and within the overall context of the Merger. See "THE MERGER - The General Partner's Reasons and Recommendations for the Merger."

         Fairness Opinion. The General Partners, on behalf of the Partnership, retained Houlihan to render an opinion as to whether the consideration to be received by the Limited Partners in connection with the Merger was fair, from a financial point of view, to the Limited Partners. Houlihan was not requested to, and did not make, any recommendation to the Partnerships as to the consideration to be received by the Limited Partners in connection with the Merger, which consideration was determined through negotiations between the common management of the Partnerships and AmREIT. The General Partner retained Houlihan to render its fairness opinion based upon Houlihan's experience in the valuation of businesses and their securities in connection with mergers and acquisitions, and valuations for corporate purposes especially with respect to REITs and other real estate companies. Houlihan delivered its written opinion, dated June 1, 1998, to the General Partner, to the effect that, as of the date of such opinion, based on Houlihan's review and subject to the limitations described in the Prospectus, the consideration to be received by the Limited Partners in connection with the Merger is fair, from a financial point of view, to the
Limited Partners. The Houlihan Fairness Opinion does not constitute a recommendation to any Limited Partner as to how any such Limited Partner should vote on the Merger. See "FAIRNESS OPINIONS--The Houlihan Fairness Opinion."

         Comparison of Benefits and Detriments. The General Partner's assessment of the fairness of the proposed Merger was based on the review of different alternatives that were available. The evaluations of the different alternatives included, but were not limited to, a strategic combination with a publicly traded REIT to take advantage of the growth of the REIT industry and real estate markets in general, completely liquidating the Partnership, continuing the Partnership or reorganizing the Partnership into a REIT. In order to determine whether the Merger or one of its alternatives would be more attractive to the Limited Partners, the General Partner compared the potential benefits and detriments of the Merger with the potential benefits and detriments of these alternatives. A detailed discussion of the potential benefits and detriments of each of these alternatives is provided in "THE MERGER -- The General Partners' Reasons and Recommendation for the Merger" and "-- Alternatives to the Merger" in the Prospectus.

         In the event the Merger is not consummated for any reason, the Partnership will continue to pursue its business objectives of maximizing the value of its properties, in addition to the possible liquidation of its portfolio, another strategic combination or another attractive alternative that may become available.

                COMPARATIVE COMPENSATION, FEES AND DISTRIBUTIONS
           COMPENSATION PAID TO THE GENERAL PARTNER AND HIS AFFILIATES

         This section is intended to provide Limited Partners with a brief comparison of the compensation, fees and distributions paid to the General Partner and his Affiliates under the Partnership's current arrangements with those that would have been paid had the Merger been in place. The following table sets forth the compensation, fees and distributions by the Partnership to the General Partner and his Affiliates during the two most recent fiscal years and the six-month period ended June 30, 1998 and compares those payments against the amount that would have been paid assuming the Merger had occurred January 1, 1996.


                               YEAR ENDED DECEMBER 31,

                                                                           Six Months Ended
                                 1996                     1997               June 30, 1998
                                 ----                     ----               -------------
                            Actual   Pro Forma     Actual    Pro Forma     Actual     Pro Forma

Administrative Reimb.(1)   $12,960     $11,111    $12,960       11,404      6,480         5,689
Cash Distributions(2)        1,500       1,278      1,500        1,303        750           653
General Partner Salary(3)      ---         862        ---        1,035        ---           518

(1) An AmREIT subsidiary receives administrative reimbursements of up to 6% of gross rental revenues from the properties. No other fees, salaries or other compensation were paid by the Partnership to its general partner or its affiliates during these periods.

(2) Includes all cash distributions made to Mr. Taylor and his affiliates resulting from ownership of Units and general partner interests. Mr.
         Taylor's employment agreement with AmREIT provides for a fixed base salary of $25,000 and $30,000 per annum for 1998 and 1999 respectively, which amounts will not increase as a result of the Merger.

(3) Mr. Taylor's salary represents the total salary and benefits Mr. Taylor is currently entitled to receive as an officer and director of AmREIT allocated to the Partnership based on the percentage of shares of AmREIT to be owned by the Limited Partners immediately after the Merger. No other affiliate of the general partners of the Partnership will receive compensation from AmREIT upon completion of the Merger.


New Compensation

         AmREIT will internally manage and lease the properties obtained by AmREIT from the Partnership pursuant to the Merger. The terms of this engagement will be substantially similar to the terms governing the management arrangements that AmREIT typically uses in managing its current properties.


                                  MISCELLANEOUS

Distributions to Limited Partners

         Set forth below are distributions per Unit made by the Partnership to the Limited Partners during the most recent five fiscal years and the most recently completed interim period. Also see "THE PARTNERSHIPS - Partnership Distributions" in the Prospectus.


                                                                                      Six Months Ended
                                      1993     1994      1995      1996      1997      June 30, 1998
                                      ----     ----      ----      ----      ----      -------------

Distributions                         $2,556   $2,565    $2,580    $2,580    $2,580    $1,290
Portion of Distribution That Was a       ---      ---       ---       ---       ---       ---

Return of Capital(1)

(1)      Distributions treated as a return of capital under the Partnership
         Agreement.

----------------------

Financial Information

         Rental income statements for the properties of the Partnership for the years ended December 31, 1997 and 1996 and certain pro forma financial statements with respect to the Partnership are set forth in "The Unaudited Pro Forma Financial Information" and "INDEX TO FINANCIAL INFORMATION" in the Prospectus.

List of Investors

         Under the Partnership Agreement and Texas state law, a Limited Partner may obtain a list of the names, addresses and number of Units owned by the other Limited Partners entitled to so vote on the Merger by making written request therefor from the General Partner, c/o Timothy W. Kelley, AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. At the time of making the request, the requesting Limited Partner must submit $10.00 in payment for the costs of copying and mailing the list and, if the Units are held through a nominee, provide the Partnership with a statement from the nominee or other independent third party confirming such Limited Partner's beneficial ownership. A Limited Partner is only entitled to the foregoing information with respect to the Partnership in which the Limited Partner holds Units. See "CONSENT PROCEDURES" in the Prospectus.


End of Partnership Supplement for AAA Net Realty Fund VIII, Ltd.

                                  AMREIT, INC.

                                  SUPPLEMENT TO
          JOINT PROXY AND CONSENT SOLICITATION STATEMENT AND PROSPECTUS
                                       FOR
                          AAA NET REALTY FUND IX, LTD.
                         A NEBRASKA LIMITED PARTNERSHIP

         Mr. H. Kerr Taylor (the "General Partner") is soliciting the approval of the Limited Partners of AAA Net Realty Fund IX, Ltd., a Nebraska Limited Partnership (the "Partnership"), for the Merger of the Partnership with and into AmREIT, Inc., a Maryland Corporation ("AmREIT"). As part of the Merger, the Limited Partners will exchange Units of Limited Partnership Interests ("Units") in the Partnership for shares of common stock of AmREIT (the "Shares") or, subject to the Note Restriction, 6.0% Notes of AmREIT due December 31, 2004 (the "Notes"). The Merger, if it is approved, will involve up to ten limited partnerships, including the Partnership. This solicitation is being made on behalf of the general partners of the Partnership. The proposal is described in detail in the Joint Proxy And Consent Solicitation Statement and Prospectus dated, November 1998 (the "Prospectus"). For the definition of capitalized terms used in the Supplement, which are not separately defined herein, see "GLOSSARY" in the Prospectus. Cross-references in this Supplement also refer to the cited discussions in the Prospectus, unless specifically noted to the contrary.

         The effects of the Merger may be different for Limited Partners in each of the partnerships participating in the Merger (the "Partnerships"). This Supplement has been prepared to highlight the risks, effects and fairness of the Merger for the Limited Partners of the Partnership. This Supplement is not intended to repeat or duplicate the Prospectus and the Prospectus must be referred to in reading this Supplement. Moreover, this Supplement does not purport to provide an overall summary of the Merger or to highlight all of its material terms, conditions, risks or effects. See "SUMMARY" and "THE MERGER" in the Prospectus. To the extent this Supplement summarizes portions of the Prospectus, such discussions are qualified in their entirety by the more detailed discussions of those matters appearing in the Prospectus. Supplements have also been prepared for each of the other Partnerships and copies of such Supplements will be provided promptly without charge to each Limited Partner or his representative who has been so designated in writing upon written request to Timothy W. Kelley, Vice President at AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. Telephone (800) 888-4400, extension 26 or fax to
(713) 850-0498.


                                  RISK FACTORS

     The Merger involves material risks to the Limited Partners, the more significant of which are:

         o The distributions on the securities received by Limited Partners for their Units in the Merger will, at least initially, be lower as a percentage of their investment as compared to distributions currently received on their Units.

         o The General Partner did not retain an unaffiliated person to represent the Limited Partners in negotiating the terms of the Merger.

         o The Negotiated Prices for the Partnership properties were determined by the General Partner, who has substantial conflicts of interest in the Merger due to his financial interest in AmREIT and the prospects of receiving substantial financial benefits if the Merger is consummated.

         o The Negotiated Prices of the properties are not based on appraisals from independent real estate appraisers.

         o The Merger will be a taxable transaction to the Limited Partners.

         o There is no assurance that the value of the consideration received in the Merger by the Limited Partners for their Units will not be less than the fair value of their Units as might result from negotiations between unrelated parties.

         o No public market exists for the Shares or the Notes. Upon completion of the Merger, it is uncertain if and when a public market will develop for the Shares and no public market is expected to develop for the Notes.

         o If and when a public market for the Shares develops, there is no assurance that the Shares will not trade at prices that are less than the Exchange Price.

         o There is no assurance that the Exchange Price, which was determined by the General Partner and the Independent Directors of AmREIT, reflects the fair value of the Shares which might result from negotiations between unrelated parties.

         o The Appraised Value, upon which payment under the ALV Payment Election will be determined, will not be determined or known until after the Merger is consummated.

         o Limited Partners receiving Shares in the Merger will realize a substantial change in the form of their investment from a finite life Partnership, which cannot leverage its investments, to an infinite life REIT which can leverage its investments.

         o The anticipated benefits to Limited Partners as a result of the Merger may not be realized.

                     POTENTIAL BENEFITS TO LIMITED PARTNERS

         The General Partner believes the Merger is fair to and in the best interests of the Limited Partners for a number of reasons, including:

         o The General Partner believes that the terms of the Merger Agreement, including the Exchange Price and the Partnership's Net Asset Value are favorable to the Limited Partners.

         o The General Partner believes that the Negotiated Price for each of the Partnership's Properties is in the highest range of values for the property in the current real estate market and that such value would likely exceed the price at which the property would sell for in the market. The General Partner believes that the Partnership would thus therefor realize significantly less value for its Properties than their Negotiated Prices if the Partnership was liquidated in the current real estate market.

         o By merging into AmREIT, the Limited Partners will be relieved of uncertainties regarding the Partnership's real estate investments, including the expiration of leases on its properties the possible difficulties in re-leasing the properties and/or the possible substantial costs of re-leasing these properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o The special purpose nature of the Partnership's properties makes them suitable for limited types of tenants and uses and increases the risks of re-leasing the properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o Co-ownership of one of the Partnership's properties in joint venture with another Partnership which, as a practical matter, allows the sale of the property only with the consent of its co-owner. In the Merger, the property is valued at an amount pro rata to the Negotiated Price of the entire property without reduction for less than 100% ownership.

         o By combining the Partnership with AmREIT, the Merger will create an investment portfolio substantially larger and more geographically diversified than the current portfolio of the Partnership. The Merger will consolidate operations and spread the risk of an investment in AmREIT over a broader group of assets, reducing dependence of the investment upon the performance of any particular asset or group of assets, such as assets in the same geographical area.

         o The allocations of Merger Expenses would require the Partnership to pay only its proportionate share of the Partnership Merger Expenses based on its relative Net Asset Value. Also, if the Limited Partners do not elect to participate in the Merger, the General Partner will pay or reimburse the Partnership its Proportionate Share of the Partnership Merger Expenses.

         o        As a result  of the  Merger,  the  Partnership  will no longer incur the expense for preparation of separate financial statements, required annual and quarterly filings, tax returns and investor communications. The accurate preparation of these statements and reports requires substantial cost and management time and effort.

         o The General Partner believes the Merger will provide the combined AmREIT-Partnership entity improved future access to capital markets for future growth and that Limited Partners, as AmREIT shareholders, will have enhanced liquidity as a result of the larger total equity market capitalization of AmREIT.

         o The General Partner received the Houlihan Fairness Opinion that the Merger is fair, from a financial point of view, to the Limited Partners.

         o The Partnership's strategic combination with a publicly held REIT, which takes advantage of the growth in the REIT industry and real estate markets, is preferable to the alternatives of complete liquidation of the Partnership, continuation of the Partnership or reorganization of the Partnership into one separate REIT.

         These possible benefits of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussions in the Prospectus under the heading "THE MERGER--The General Partners Reasons and Recommendations for the Merger."


                 RISK FACTORS AND POTENTIAL ADVERSE CONSEQUENCES

         Limited Partners participating in the Merger will be subject to various risks and possible adverse consequences which they should take into account in deciding how they will vote on the Merger. The most significant of these material risks are:

         The Merger involves the following risks for the Limited Partners:

         o        The   General   Partner   did  not   retain  an   unaffiliated
                  representative to represent the Limited Partners or the Partnership, or to represent all of the Partnerships as a Group, in the Merger. Had independent representation been arranged for a Partnership, the terms of the Merger might have been more favorable to such Partnership.

         o The Negotiated Prices of the Partnership's Properties were determined by the General Partner who is also the Chief Executive Officer and largest shareholder of AmREIT. The NAV of each Partnership should be considered as having been negotiated by the common management of the Partnerships and AmREIT.

         o The Negotiated Price of the Partnership's Properties is not based on an independent real estate appraisal.

         o The conflicts of interest of the General Partner, who will receive significant financial and other benefits from and/or as a result of the Merger.

         o The possibility that the Partnership's Net Asset Values may not reflect the actual value of its net assets.

         o The fixed Exchange Price, which means the Limited Partners will not receive more Shares (or a Note in a greater principal amount) if the value of the Shares decreases as of the Effective Date.

         o AmREIT's Shares are not publically traded, a market for the Shares is not expected to exist immediately upon completion of this Merger, and there is no assurance that a market for the Shares will develop in the future. Unless and until there is a public market for the Shares, shareholders will have difficulty in liquidating their investment.

         o If and when a market for the Shares develops, the Shares may trade at prices substantially below the Exchange Price.

         o        The Merger will be a taxable transaction for the Limited
                  Partners.

         o        A majority vote of Limited Partners binds the Partnership.

         o Limited Partners who vote against the Merger will receive Notes for their Units in the Merger unless they elect to receive Shares if the Merger is approved.

         o Limited Partners who become shareholders of AmREIT may not receive the same level of distributions as previously received from their respective Partnership Units.

         o Because it is not known how many Partnerships will participate in the Merger, there are uncertainties as to the capital structure and size of AmREIT following consummation of the Merger as they will vary depending on the number of Partnerships electing to participate.

         o As a result of the Merger, the nature of each Limited Partner's investment will change from holding an interest in a specified portfolio of properties in a finite life entity to holding an equity investment in an ongoing REIT, whose portfolio of properties may be changed from time to time without the approval of its shareholders and which does not plan to liquidate such assets within a fixed period.

         o If it participates in the Merger, the Partnership will bear the costs of the Merger in proportion to its relative NAV. Should the Partnership not participate in the Merger, the General Partner will pay or reimburse the Partnership for its portion of the costs. The costs of the Merger allocated to the Partnerships are limited to the costs of the Houlihan Fairness Opinions, the Partnership accounting costs (and other valuation or appraisal costs, if any), which are estimated to total $150,000, and any direct partner communication costs.

         o        The anticipated benefits of the Merger may not be realized.

         o The anticipated benefits of AmREIT's change to self-management through the recently completed Adviser Acquisition may not be fully realized.

         o The proceeds of future asset sales or refinancings by AmREIT will generally be reinvested rather than distributed to shareholders to the extent not required to be distributed to maintain REIT status.

         o AmREIT's Board of Directors has the power to change the investment, acquisition and financing policies of AmREIT (including policies regarding the level of indebtedness) without a vote of the shareholders, which could result in policies which do not reflect the interests of all shareholders.

         o Following the consummation of the Merger, AmREIT intends to borrow additional funds (equal to or exceeding 50% of the value of the properties acquired in the Merger) to acquire additional, as yet unidentified, real estate.

         These risks and possible adverse consequences of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussion of the risks associated with the Merger set forth in the Prospectus under the sections "RISK FACTORS," "CONFLICTS OF INTEREST," "MATERIAL FEDERAL INCOME TAX ASPECTS" and "COMPARISON OF UNITS, SHARES AND NOTES."

                                   THE MERGER

         The purpose of the Merger is to strategically unite AmREIT with one or more of the Partnerships, each of which has compatible properties in AmREIT's existing and new markets, and to give the Limited Partners the ability to participate in a strategic business combination with a publicly held REIT in order to take advantage of the growth in the REIT industry and real estate markets in general, with the prospect of being able to liquidate their investment through the sale of the publicly-traded Shares or retain their investment indefinitely.

         If the Merger is approved, the Partnership will cease to exist and all of its properties will be transferred to AmREIT. Any Limited Partner may abstain from or vote against the Merger and, if the Merger is approved, the Limited Partner will still participate in the Merger and will receive Notes for their Units unless they elect to receive Shares. In lieu of either Notes or Shares, a Limited Partner may elect to receive cash payment pursuant to the ALV Payment Election. Limited Partners will not have appraisal rights or other dissenter's rights by reason of the Merger. For a discussion of the effect of abstaining from or voting against the Merger, the rights of Limited Partners who do so, and the effects of exercising dissenters' rights see "THE MERGER - Dissenting Partners and Shareholders."

         The General Partner is proposing amendments to the Partnership's Agreement of Limited Partnership to permit the closing of the transactions contemplated by the Merger Agreement. Limited Partners voting in favor of the Merger will be deemed to have voted in favor of each of these proposed amendments. A majority vote of Limited Partners is required to approve the proposed amendments and to approve the Merger Agreement. The proposed amendments authorize the following: (i) the Merger of the Partnership with and into AmREIT, whether or not AmREIT would be regarded as an Affiliate of the general partners; and (ii) such other actions as may be necessary under or contemplated by the Merger Agreement or the Prospectus, irrespective of any provision in the Partnership Agreement which might otherwise prohibit such actions. See "THE MERGER -- Proposed Amendments to Partnership Agreements." The General Partner owns no Units of the Partnership. The general partners of the Partnership have agreed to waive any right to receive Shares to which they may otherwise have been entitled except with respect to their capital interests as general partners.

         The General Partner reasonably believes that the terms of the Merger, including the consideration to be received by the Limited Partners in the Merger, are fair to and in the best interests of the Limited Partners.

         THE GENERAL PARTNER STRONGLY RECOMMENDS THAT ALL LIMITED PARTNERS VOTE "YES" IN FAVOR OF THE MERGER. THE GENERAL PARTNER REQUESTS THAT EACH LIMITED PARTNER COMPLETE, SIGN AND RETURN THE ENCLOSED CONSENT AS SOON AS POSSIBLE.

                           ALLOCATION OF CONSIDERATION

         In the Merger, the Limited Partners will receive Shares (or Notes) based upon the Net Asset Value ("NAV") of the Partnership. The Partnership's NAV equals the Negotiated Price of its properties plus its Net Cash. The Partnership's Net Cash equals the excess, if any, of its cash and accounts receivable over its debt at the Effective Date. The Negotiated Price of each property of the Partnership was determined and agreed to by Mr. H. Kerr Taylor, the General Partner, on behalf of the Partnership in negotiations with the two directors of AmREIT who are not affiliated with Mr. Taylor (the "Independent Directors").

         The number of Shares issuable in the Merger to the Partnership equals the Partnership's NAV divided by the Exchange Price of $9.34. The Exchange Price was negotiated and agreed to by the General Partner and the Independent Directors based on the last public offering price of the Shares, $10.25, net of certain costs of that offering. However, the Shares are not publically traded and will not be listed for trading immediately after the Merger. Limited Partners should refer to the discussion in the Prospectus under the heading "THE MERGER--The Merger Consideration."

         Calculated as if the Effective Date were June 30, 1998, AmREIT is offering 97.88 Shares or, subject to the Note Restriction, a Note in the principal amount of $914.21, in consideration for each Unit of the Partnership. The following table sets forth the methodology utilized in determining the number of Shares and Notes being offered by AmREIT for each Unit:


Net Asset Value:
   Value of Properties:(1)
   Foodmaker/Jack-in-the-Box (Dallas, TX) (100%)                       $690,000
   Baptist Health Services (Memphis, TN) (100%)                       1,695,000
   Walden Books/Payless (Austin, TX) (100%)                             700,000
   Golden Corral, I-45 (Houston, TX) (100%)                           1,695,000
   Golden Corral, Hwy. 1960 (Houston, TX (4.80%)                         70,000
                                                                         ------
   Negotiated Price                                                  $4,850,000
   Net Cash(2)                                                          $78,062
   Other Assets                                                             ---
   Other Liabilities                                                        ---
                                                                      ---------
   Net Asset Value of Partnership(3)                                 $4,928,062
   Percentage of Aggregate Net Asset Value of All Partnerships           17.52%
   Net Asset Value Per Original Investment of $1,000(4)                 $914.21
                                                                         ------
Allocation of Shares Received in Merger:
   Number of Shares Allocable to Partnership                            527,630
   Percentage of Total Shares to be Issued in the Merger                 17.52%
   Percentage of Total Shares of AmREIT After the Merger                  9.19%
   Allocation of Shares to Limited Partners                             527,630
   Allocation of Shares to General Partners(5)                              ---
                                                                      ---------
   Allocation of Shares per Unit                                          97.88
   Allocation of Shares Per Original Investment of $1,000(4)              97.88
   Maximum Total Outstanding Shares in AmREIT After the Merger(6)     5,742,873
                                                                      ---------
Notes Offered in Merger:
   Maximum Principal Amount Offered to Partnership                   $1,724,822
   Principal Amount of Note Offered per Unit                            $914.21
   Principal Amount of Note Offered per Original Investment of
   $1,000(4)                                                            $914.21

Return to Limited Partners Per $1,000 of Adjusted Capital From Shares(7):

   Return From Merger per $1,000 of Adjusted Capital based on           $914.21
   Exchange Price(8)

   Total Return from Merger based on Exchange Price plus Cumulative   $1,495.45
   Distributions through 6/30/1998 per $1,000 of Adjusted Capital

   Total Return from Merger based on Exchange Price plus Cumulative     149.54%
   Distributions through 6/30/1998 as a Percentage of Adjusted
   Capital

   Return From Merger per $1,000 of Adjusted Capital based on $10.25 $1,003.28 per Share Price(9)


(1)      Percentage of property owned by Partnership shown in parentheses.

(2) Net Cash is the excess, if any, of the Partnership's cash and accounts receivable over its debt.

(3)      Net Asset Value equals Negotiated Price of property plus Net Cash.

(4) "Per Original Investment of $1,000" is computed by dividing the Limited Partners' allocable share of such amount by the Limited Partners' original capital of the Partnership (the Partnership's "Original Capital") and multiplying the result by 1,000.

(5) The general partners have agreed to waive any right to receive Shares to which they may otherwise have been entitled in the Merger. The general partners will not receive any compensation or reimbursement for claims against or interests in the Partnership.

(6) Calculated as if the Effective Date were June 30, 1998. Assumes 100% participation of the Partnerships and that no Notes are issued. Includes portion of Share Balance from Adviser Acquisition issuable to Mr. Taylor upon consummation of Merger.

(7) Adjusted Capital equals a Limited Partner's original invested capital less cumulative distributions constituting a return of capital under the Partnership Agreement.

(8)      Shares valued at $9.34 per Share.

(9)      $10.25 is the most recent public offering price of the Shares.


                    CONSIDERATIONS UNIQUE TO THE PARTNERSHIP

         Due to the substantial similarities among the Partnerships, such as their similar investment portfolios and property locations, common investment objectives and policies, similar financial condition, the fact that the Partnerships' assets are managed by AmREIT or its Affiliates and substantial similarities in the language and scope of their Partnership Agreements, many of the consequences of participating in the Merger are common to the Limited Partners of each of the Partnerships. The purpose of this section is, however, to highlight features of the Partnership which may distinguish the situation of the Partnership from that of the other Partnerships and which should be taken into account by the Limited Partners when evaluating the merits and risks of the proposed Merger.

         Special Considerations Regarding Partnership Properties. Unless the Limited Partners approve the Merger, the General Partner will continue the Partnership in accordance with its current investment strategies and objectives described below. At the time of the Partnership's formation, the General Partner anticipated the liquidation of its portfolio and distribution of the net proceeds from the sale of the properties to the Limited Partners within 8 to 12 years after the acquisition of the properties. Based on the completion of the acquisition of the Partnership's portfolio in 1991, it was anticipated that liquidation of the portfolio would begin by 2003. However, the Partnership's ability to achieve its goals will be influenced by the following factors. See "THE PARTNERSHIPS--Properties" in the Prospectus for additional information regarding the Partnership's portfolio.

                  Expiration of Leases. When the leases on each of the Partnership's 5 properties all expire, the tenants may elect not to renew their leases or to renew their leases only if the Partnership makes significant improvements to the property. Should tenants fail to renew their leases, the Partnership would be required to find new tenants and would likely incur significant additional expense by reason of temporary vacancy and/or significant rehabilitation and/or tenant improvement costs.

                  Concentration of Investment. The Partnership has concentrated its investments in 5 properties. If a vacancy or other interruption of rents occur in one or more of these properties, the distributions of the Partnership may be significantly reduced. The Partnership has also concentrated its investments in a limited geographic area. If conditions in this area deteriorate, the Partnership may experience more difficulty in re-leasing its properties than it would experience if the properties were more geographically diversified.

                  Co-ownership of Property. The Partnership owns one of its properties in co-ownership with Fund X. The Partnership owns 4.8% of this property and is dependent upon the consent and cooperation of the majority co-owner to sell or re-lease the property. Therefore, there is no assurance that the co-owner will agree to the sale or re-lease of the property at such time or under the terms the Partnership may desire.

                  Possible Need for Additional Capital. The Limited Partners may
be required to contribute additional capital and/or approve Partnership borrowings in order to finance future lease renewal or re-leasing costs as described above. Moreover, without an economically desirable lease in place, the Partnership could not expect to realize an attractive price for the sale of its properties.

         Merger is a Taxable Event. Limited Partners will realize a gain on the Merger in an amount equal to their allocable share of the excess of the sum of the fair market value of the Shares received by the Partnership over the Partnership's adjusted tax basis of its assets. In general, Limited Partners can expect to pay tax on this gain at long term capital gains rates, which will generally by 25%. Assuming that the value of the Shares reflects the Net Asset Values of the assets acquired in ther Merger, if the Partnership participates in the Merger, each of its Limited Partners would have recoginzed taxable gain of approximately 8.2% (as of June 30, 1998) for every Unit held, representing an original investment of $1,000. Those Limited Partners who have owned their Units since the inception of the Partnership can expect to recognize a taxable gain of approximately $20 per Unit as a result of the Merger. The actual amount of gain recognized by each Limited Partner will depend upon the value ascribed to the Shares for federal tax purposes. Because the Shares will not be publically traded immediately after the Merger, and the 1998 operating results have not been included, it is possible that the value of the Shares used for purposes of calculating the taxable income (or loss) and the taxable income (or loss) per Unit will differ from the calculation stated above.

The Partnership's federal income tax returns are subject to review and possible adjustment by the Internal Revenue Service. Under federal income tax laws, regulations and administrative rulings, certain types of transactions may be accorded varying interpretations. Accordingly, the Partnership's financial statements, as well as the individual tax returns of the partners, may be changed to cause them to conform to the tax treatment resulting from such review, if any.

         Investment Strategy. Each of the properties is currently fully leased to a single tenant; however, as described above, these leases expire at varying times in the future. The Partnership is not authorized to raise additional capital or borrow funds. The Partnership has a history of making regular quarterly distributions to its Limited Partners. See "Miscellaneous -- Distributions to Limited Partners" below in this Supplement. The Partnership's strategy is to continue to hold its properties with a view towards liquidating them at such times as the General Partner deems beneficial and appropriate in a manner consistent with the Partnership's investment objectives. The principal investment objectives of the Partnership are to (i) preserve and protect the Limited Partners' capital; (ii) provide the Limited Partners with quarterly cash distributions from operations; (iii) obtain long-term appreciation in the value of its properties; and (iv) provide increased cash distributions to the Limited Partners as the cash flow from its investments increases over the life of the Partnership. The Partnership acquired each of its properties for cash and without the use of borrowed funds (leverage).

         Management Compensation. The Partnership has no employees as its operations are managed by AmREIT. Under the Omnibus Services Agreement, pursuant to which AmREIT manages the operations of the Partnership, AmREIT is entitled to annual property management fees equal to 3% of gross rental revenues. Also, the Omnibus Services Agreement provides for payment of reimbursement fees of up to 6% of the Partnership's gross rental revenues. This relationship will terminate after the Merger if the Partnership merges into AmREIT. If the Partnership participates in the Merger, neither AmREIT nor the General Partner or any of their Affiliates will receive any compensation for services rendered in connection with the Merger.

         Offers From Third Parties. No offers on the Partnership's properties have been received during the past twelve months by the General Partner from unaffiliated third parties. See "THE MERGER-Acquisition Proposals" in the Prospectus.


                             FAIRNESS OF THE MERGER

         Based upon his analysis of the Merger, the General Partner reasonably believes that:

         (1) The terms of the Merger, when considered as a whole, are fair to the Limited Partners;

         (2) The Shares offered in exchange for the Units constitute fair consideration for the Units of the Limited Partners; and

         (3) After comparing the potential benefits and detriments of the Merger with those of several alternatives, the Merger is more attractive to the Limited Partners than such alternatives.

         THE GENERAL PARTNER REASONABLY BELIEVES THAT THE TERMS OF THE MERGER AGREEMENT, INCLUDING THE CONSIDERATION TO BE RECEIVED BY THE LIMITED PARTNERS IN CONNECTION WITH THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF THE LIMITED PARTNERS. ACCORDINGLY, THE GENERAL PARTNER HAS APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT THE LIMITED PARTNERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND AMENDMENT OF THE PARTNERSHIP AGREEMENT.

         The General Partner's determination is based upon the transaction as a whole, as well as the combination of less than all Partnerships, because the Partnership's value for the purposes of the Merger is its Net Asset Value. The General Partner believes that Net Asset Value is a reasonable estimate of the value of each Partnership for the Merger as it is directly derived from the value of the Partnership's net assets at the Effective Date, independent of the valuations of the assets of the other Partnerships. The General Partner also believes the Exchange Price, the value on which Shares will be issued to the Partnership in the Merger, is a reasonable estimate of the value of the Shares based on the last public offering price of the Shares and within the overall context of the Merger. See "THE MERGER - The General Partner's Reasons and Recommendations for the Merger."

         Fairness Opinion. The General Partners, on behalf of the Partnership, retained Houlihan to render an opinion as to whether the consideration to be received by the Limited Partners in connection with the Merger was fair, from a financial point of view, to the Limited Partners. Houlihan was not requested to, and did not make, any recommendation to the Partnerships as to the consideration to be received by the Limited Partners in connection with the Merger, which consideration was determined through negotiations between the common management of the Partnerships and AmREIT. The General Partner retained Houlihan to render its fairness opinion based upon Houlihan's experience in the valuation of businesses and their securities in connection with mergers and acquisitions, and valuations for corporate purposes especially with respect to REITs and other real estate companies. Houlihan delivered its written opinion, dated June 1, 1998, to the General Partner, to the effect that, as of the date of such opinion, based on Houlihan's review and subject to the limitations described in the Prospectus, the consideration to be received by the Limited Partners in connection with the Merger is fair, from a financial point of view, to the
Limited Partners. The Houlihan Fairness Opinion does not constitute a recommendation to any Limited Partner as to how any such Limited Partner should vote on the Merger. See "FAIRNESS OPINIONS--The Houlihan Fairness Opinion."

         Comparison of Benefits and Detriments. The General Partner's assessment of the fairness of the proposed Merger was based on the review of different alternatives that were available. The evaluations of the different alternatives included, but were not limited to, a strategic combination with a publicly traded REIT to take advantage of the growth of the REIT industry and real estate markets in general, completely liquidating the Partnership, continuing the Partnership or reorganizing the Partnership into a REIT. In order to determine whether the Merger or one of its alternatives would be more attractive to the Limited Partners, the General Partner compared the potential benefits and detriments of the Merger with the potential benefits and detriments of these alternatives. A detailed discussion of the potential benefits and detriments of each of these alternatives is provided in "THE MERGER -- The General Partners' Reasons and Recommendation for the Merger" and "-- Alternatives to the Merger" in the Prospectus.

         In the event the Merger is not consummated for any reason, the Partnership will continue to pursue its business objectives of maximizing the value of its properties, in addition to the possible liquidation of its portfolio, another strategic combination or another attractive alternative that may become available.


                COMPARATIVE COMPENSATION, FEES AND DISTRIBUTIONS
           COMPENSATION PAID TO THE GENERAL PARTNER AND HIS AFFILIATES

         This section is intended to provide Limited Partners with a brief comparison of the compensation, fees and distributions paid to the General Partner and his Affiliates under the Partnership's current arrangements with those that would have been paid had the Merger been in place. The following table sets forth the compensation, fees and distributions by the Partnership to the General Partner and his Affiliates during the two most recent fiscal years and the six-month period ended June 30, 1998 and compares those payments against the amount that would have been paid assuming the Merger had occurred January 1, 1996.


                                              YEAR ENDED DECEMBER 31,

                                                                                     Six Months Ended
                                        1996                       1997                June 30, 1998
                                        ----                       ----               -------------
                                 Actual     Pro Forma       Actual     Pro Forma    Actual     Pro Forma


Administrative Reimb.(1)         $16,200     $29,658        $17,678     $30,883     $8,778     $16,542
Cash Distributions(2)              3,000         ---          3,000         ---      1,500         ---
General Partner Salary(3)            ---       2,297            ---       2,756        ---       1,378

(1) An AmREIT subsidiary receives administrative reimbursements of up to 6% of gross rental revenues from the properties. No other fees, salaries or other compensation were paid by the Partnership to its general partner or its affiliates during these periods.

(2) Includes all cash distributions made to Mr. Taylor and his affiliates resulting from ownership of Units and general partner interests. Mr.
         Taylor's employment agreement with AmREIT provides for a fixed base salary of $25,000 and $30,000 per annum for 1998 and 1999 respectively, which amounts will not increase as a result of the Merger.

(3) Mr. Taylor's salary represents the total salary and benefits Mr. Taylor is currently entitled to receive as an officer and director of AmREIT allocated to the Partnership based on the percentage of shares of AmREIT to be owned by the Limited Partners immediately after the Merger. No other affiliate of the general partners of the Partnership will receive compensation from AmREIT upon completion of the Merger.


New Compensation

         AmREIT will internally manage and lease the properties obtained by AmREIT from the Partnership pursuant to the Merger. The terms of this engagement will be substantially similar to the terms governing the management arrangements that AmREIT typically uses in managing its current properties.


                                  MISCELLANEOUS

Distributions to Limited Partners

         Set forth below are distributions per Unit made by the Partnership to the Limited Partners during the most recent five fiscal years and the most recently completed interim period. Also see "THE PARTNERSHIPS - Partnership Distributions" in the Prospectus.


                                                                                            Six Months Ended
                                         1993      1994      1995       1996      1997        June 30, 1998
                                         ----      ----      ----       ----      ----       -------------


Distributions                            $83.00    $84.00    $85.00     $85.00    $85.45     $42.87
Portion of Distribution That Was a         ---        ---       ---        ---       ---        ---
Return of Capital(1)

(1)      Distributions treated as a return of capital under the Partnership
         Agreement.

----------------------

Financial Information

         Rental income statements for the properties of the Partnership for the years ended December 31, 1997 and 1996 and certain pro forma financial statements with respect to the Partnership are set forth in "The Unaudited Pro Forma Financial Information" and "INDEX TO FINANCIAL INFORMATION" in the Prospectus.

List of Investors

         Under the Partnership Agreement and Nebraska state law, a Limited Partner may obtain a list of the names, addresses and number of Units owned by the other Limited Partners entitled to so vote on the Merger by making written request therefor from the General Partner, c/o Timothy W. Kelley, AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. At the time of making the request, the requesting Limited Partner must submit $10.00 in payment for the costs of copying and mailing the list and, if the Units are held through a nominee, provide the Partnership with a statement from the nominee or other independent third party confirming such Limited Partner's beneficial ownership. A Limited Partner is only entitled to the foregoing information with respect to the Partnership in which the Limited Partner holds Units. See "CONSENT PROCEDURES" in the Prospectus.


End of Partnership Supplement for AAA Net Realty Fund IX, Ltd.

                                  AMREIT, INC.

                                  SUPPLEMENT TO
          JOINT PROXY AND CONSENT SOLICITATION STATEMENT AND PROSPECTUS
                                       FOR
                           AAA NET REALTY FUND X, LTD.
                         A NEBRASKA LIMITED PARTNERSHIP

         Mr. H. Kerr Taylor (the "General Partner") is soliciting the approval of the Limited Partners of AAA Net Realty Fund X, Ltd., a Nebraska Limited Partnership (the "Partnership"), for the Merger of the Partnership with and into AmREIT, Inc., a Maryland Corporation ("AmREIT"). As part of the Merger, the Limited Partners will exchange Units of Limited Partnership Interests ("Units") in the Partnership for shares of common stock of AmREIT (the "Shares") or, subject to the Note Restriction, 6.0% Notes of AmREIT due December 31, 2004 (the "Notes"). The Merger, if it is approved, will involve up to ten limited partnerships, including the Partnership. This solicitation is being made on behalf of the general partners of the Partnership. The proposal is described in detail in the Joint Proxy And Consent Solicitation Statement and Prospectus dated, November 1998 (the "Prospectus"). For the definition of capitalized terms used in the Supplement, which are not separately defined herein, see "GLOSSARY" in the Prospectus. Cross-references in this Supplement also refer to the cited discussions in the Prospectus, unless specifically noted to the contrary.

         The effects of the Merger may be different for Limited Partners in each of the partnerships participating in the Merger (the "Partnerships"). This Supplement has been prepared to highlight the risks, effects and fairness of the Merger for the Limited Partners of the Partnership. This Supplement is not intended to repeat or duplicate the Prospectus and the Prospectus must be referred to in reading this Supplement. Moreover, this Supplement does not purport to provide an overall summary of the Merger or to highlight all of its material terms, conditions, risks or effects. See "SUMMARY" and "THE MERGER" in the Prospectus. To the extent this Supplement summarizes portions of the Prospectus, such discussions are qualified in their entirety by the more detailed discussions of those matters appearing in the Prospectus. Supplements have also been prepared for each of the other Partnerships and copies of such Supplements will be provided promptly without charge to each Limited Partner or his representative who has been so designated in writing upon written request to Timothy W. Kelley, Vice President at AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. Telephone (800) 888-4400, extension 26 or fax to
(713) 850-0498.

                                  RISK FACTORS

     The Merger involves material risks to the Limited Partners, the more significant of which are:

         o The distributions on the securities received by Limited Partners for their Units in the Merger will, at least initially, be lower as a percentage of their investment as compared to distributions currently received on their Units.

         o The General Partner did not retain an unaffiliated person to represent the Limited Partners in negotiating the terms of the Merger.

         o The Negotiated Prices for the Partnership properties were determined by the General Partner, who has substantial conflicts of interest in the Merger due to his financial interest in AmREIT and the prospects of receiving substantial financial benefits if the Merger is consummated.

         o The Negotiated Prices of the properties are not based on appraisals from independent real estate appraisers.

         o The Merger will be a taxable transaction to the Limited Partners.

         o There is no assurance that the value of the consideration received in the Merger by the Limited Partners for their Units will not be less than the fair value of their Units as might result from negotiations between unrelated parties.

         o No public market exists for the Shares or the Notes. Upon completion of the Merger, it is uncertain if and when a public market will develop for the Shares and no public market is expected to develop for the Notes.

         o If and when a public market for the Shares develops, there is no assurance that the Shares will not trade at prices that are less than the Exchange Price.

         o There is no assurance that the Exchange Price, which was determined by the General Partner and the Independent Directors of AmREIT, reflects the fair value of the Shares which might result from negotiations between unrelated parties.

         o The Appraised Value, upon which payment under the ALV Payment Election will be determined, will not be determined or known until after the Merger is consummated.

         o Limited Partners receiving Shares in the Merger will realize a substantial change in the form of their investment from a finite life Partnership, which cannot leverage its investments, to an infinite life REIT which can leverage its investments.

         o The anticipated benefits to Limited Partners as a result of the Merger may not be realized.

                     POTENTIAL BENEFITS TO LIMITED PARTNERS

         The General Partner believes the Merger is fair to and in the best interests of the Limited Partners for a number of reasons, including:

         o The General Partner believes that the terms of the Merger Agreement, including the Exchange Price and the Partnership's Net Asset Value are favorable to the Limited Partners.

         o The General Partner believes that the Negotiated Price for each of the Partnership's Properties is in the highest range of values for the property in the current real estate market and that such value would likely exceed the price at which the property would sell in the market. The General Partner believes that the Partnership would thus therefor realize significantly less value for its Properties than their Negotiated Prices if the Partnership was liquidated in the current real estate market.

         o By merging into AmREIT, the Limited Partners will be relieved of uncertainties regarding the Partnership's real estate investments, including the expiration of leases on its
                  properties the  possible   difficulties  in  re-leasing  the
                  properties and/or the possible substantial costs of re-leasing these properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o The special purpose nature of the Partnership's properties makes them suitable for limited types of tenants and uses and increases the risks of re-leasing the properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o Co-ownership of 3 of its properties in joint venture with one or more other persons, which, as a practical matter, allows the sale of the property only with the consent of its co-owner. In the Merger, the property is valued at an amount pro rata to the Negotiated Price of the entire property without reduction for less than 100% ownership.

         o By combining the Partnership with AmREIT, the Merger will create an investment portfolio substantially larger and more geographically diversified than the currant portfolio of the Partnership. The Merger will consolidate operations and spread the risk of an investment in AmREIT over a broader group of assets, reducing dependence of the investment upon the performance of any particular asset or group of assets, such as assets in the same geographical area.

         o The allocations of Merger Expenses would require the Partnership to pay only its proportionate share of the Partnership Merger Expenses based on its relative Net Asset Value. Also, if the Limited Partners do not elect to participate in the Merger, the General Partner will pay or reimburse the Partnership its Proportionate Share of the Partnership Merger Expenses.

         o As a result of the Merger, the Partnership will no longer incur the expense for preparation of separate financial statements, required annual and quarterly filings, tax returns and investor communications. The accurate preparation of these statements and reports requires substantial cost and management time and effort.

         o The General Partner believes the Merger will provide the combined AmREIT-Partnership entity improved future access to capital markets for future growth and that Limited Partners, as AmREIT shareholders, will have enhanced liquidity as a result of the larger total equity market capitalization of AmREIT.

         o The General Partner received the Houlihan Fairness Opinion that the Merger is fair, from a financial point of view, to the Limited Partners.

         o The Partnership's strategic combination with a publicly held REIT, which takes advantage of the growth in the REIT industry and real estate markets, is preferable to the alternatives of complete liquidation of the Partnership, continuation of the Partnership or reorganization of the Partnership into one separate REIT.

         These possible benefits of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussions in the Prospectus under the heading "THE MERGER--The General Partners Reasons and Recommendations for the Merger."


                 RISK FACTORS AND POTENTIAL ADVERSE CONSEQUENCES

         Limited Partners participating in the Merger will be subject to various risks and possible adverse consequences which they should take into account in deciding how they will vote on the Merger. The most significant of these material risks are:

         The Merger involves the following risks for the Limited Partners:

         o        The   General   Partner   did  not   retain  an   unaffiliated
                  representative to represent the Limited Partners or the Partnership, or to represent all of the Partnerships as a Group, in the Merger. Had independent representation been arranged for a Partnership, the terms of the Merger might have been more favorable to such Partnership.

         o The Negotiated Prices of the Partnership's Properties were determined by the General Partner who is also the Chief Executive Officer and largest shareholder of AmREIT. The NAV of each Partnership should be considered as having been negotiated by the common management of the Partnerships and AmREIT.

         o The Negotiated Price of the Partnership's Properties is not based on an independent real estate appraisal.

         o The conflicts of interest of the General Partner, who will receive significant financial and other benefits from and/or as a result of the Merger.

         o The possibility that the Partnership's Net Asset Values may not reflect the actual value of its net assets.

         o The fixed Exchange Price, which means the Limited Partners will not receive more Shares (or a Note in a greater principal amount) if the value of the Shares decreases as of the Effective Date.

         o AmREIT's Shares are not publically traded, a market for the Shares is not expected to exist immediately upon completion of this Merger, and there is no assurance that a market for the Shares will develop in the future. Unless and until there is a public market for the Shares, shareholders will have difficulty in liquidating their investment.

         o If and when a market for the Shares develops, the Shares may trade at prices substantially below the Exchange Price.

         o        The Merger will be a taxable transaction for the Limited
                  Partners.

         o        A majority vote of Limited Partners binds the Partnership.

         o Limited Partners who vote against the Merger will receive Notes for their Units in the Merger unless they elect to receive Shares if the Merger is approved.

         o Limited Partners who become shareholders of AmREIT may not receive the same level of distributions as previously received from their respective Partnership Units.

         o Because it is not known how many Partnerships will participate in the Merger, there are uncertainties as to the capital structure and size of AmREIT following consummation of the Merger as they will vary depending on the number of Partnerships electing to participate.

         o As a result of the Merger, the nature of each Limited Partner's investment will change from holding an interest in a specified portfolio of properties in a finite life entity to holding an equity investment in an ongoing REIT, whose portfolio of properties may be changed from time to time without the approval of its shareholders and which does not plan to liquidate such assets within a fixed period.

         o If it participates in the Merger, the Partnership will bear the costs of the Merger in proportion to its relative NAV. Should the Partnership not participate in the Merger, the General Partner will pay or reimburse the Partnership for its portion of the costs. The costs of the Merger allocated to the Partnerships are limited to the costs of the Houlihan Fairness Opinions, the Partnership accounting costs (and other valuation or appraisal costs, if any), which are estimated to total $150,000, and any direct partner communication costs.

         o         The anticipated benefits of the Merger may not be realized.

         o The anticipated benefits of AmREIT's change to self-management through the recently completed Adviser Acquisition may not be fully realized.

         o The proceeds of future asset sales or refinancings by AmREIT will generally be reinvested rather than distributed to shareholders to the extent not required to be distributed to maintain REIT status.

         o AmREIT's Board of Directors has the power to change the investment, acquisition and financing policies of AmREIT (including policies regarding the level of indebtedness) without a vote of the shareholders, which could result in policies which do not reflect the interests of all shareholders.

         o Following the consummation of the Merger, AmREIT intends to borrow additional funds (equal to or exceeding 50% of the value of the properties acquired in the Merger) to acquire additional, as yet unidentified, real estate.

         These risks and possible adverse consequences of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussion of the risks associated with the Merger set forth in the Prospectus under the sections "RISK FACTORS," "CONFLICTS OF INTEREST," "MATERIAL FEDERAL INCOME TAX ASPECTS" and "COMPARISON OF UNITS, SHARES AND NOTES."

                                   THE MERGER

         The purpose of the Merger is to strategically unite AmREIT with one or more of the Partnerships, each of which has compatible properties in AmREIT's existing and new markets, and to give the Limited Partners the ability to participate in a strategic business combination with a publicly held REIT in order to take advantage of the growth in the REIT industry and real estate markets in general, with the prospect of being able to liquidate their investment through the sale of the publicly-traded Shares or retain their investment indefinitely.

         If the Merger is approved, the Partnership will cease to exist and all of its properties will be transferred to AmREIT. Any Limited Partner may abstain from or vote against the Merger and, if the Merger is approved, the Limited Partner will still participate in the Merger and will receive Notes for their Units unless they elect to receive Shares. In lieu of either Notes or Shares, a Limited Partner may elect to receive cash payment pursuant to the ALV Payment Election. Limited Partners will not have appraisal rights or other dissenter's rights by reason of the Merger. For a discussion of the effect of abstaining from or voting against the Merger, the rights of Limited Partners who do so, and the effects of exercising dissenters' rights see "THE MERGER - Dissenting Partners and Shareholders."

         The General Partner is proposing amendments to the Partnership's Agreement of Limited Partnership to permit the closing of the transactions contemplated by the Merger Agreement. Limited Partners voting in favor of the Merger will be deemed to have voted in favor of each of these proposed amendments. A majority vote of Limited Partners is required to approve the proposed amendments and to approve the Merger Agreement. The proposed amendments authorize the following: (i) the Merger of the Partnership with and into AmREIT, whether or not AmREIT would be regarded as an Affiliate of the general partners; and (ii) such other actions as may be necessary under or contemplated by the Merger Agreement or the Prospectus, irrespective of any provision in the Partnership Agreement which might otherwise prohibit such actions. See "THE MERGER -- Proposed Amendments to Partnership Agreements." The General Partner owns no Units of the Partnership. The general partners of the Partnership have agreed to waive any right to receive Shares to which they may otherwise have been entitled except with respect to their capital interests as general partners.

         The General Partner reasonably believes that the terms of the Merger, including the consideration to be received by the Limited Partners in the Merger, are fair to and in the best interests of the Limited Partners.

         THE GENERAL PARTNER STRONGLY RECOMMENDS THAT ALL LIMITED PARTNERS VOTE "YES" IN FAVOR OF THE MERGER. THE GENERAL PARTNER REQUESTS THAT EACH LIMITED PARTNER COMPLETE, SIGN AND RETURN THE ENCLOSED CONSENT AS SOON AS POSSIBLE.

                           ALLOCATION OF CONSIDERATION

         In the Merger, the Limited Partners will receive Shares (or Notes) based upon the Net Asset Value ("NAV") of the Partnership. The Partnership's NAV equals the Negotiated Price of its properties plus its Net Cash. The Partnership's Net Cash equals the excess, if any, of its cash and accounts receivable over its debt at the Effective Date. The Negotiated Price of each property of the Partnership was determined and agreed to by Mr. H. Kerr Taylor, the General Partner, on behalf of the Partnership in negotiations with the two directors of AmREIT who are not affiliated with Mr. Taylor (the "Independent Directors").

         The number of Shares issuable in the Merger to the Partnership equals the Partnership's NAV divided by the Exchange Price of $9.34. The Exchange Price was negotiated and agreed to by the General Partner and the Independent Directors based on the last public offering price of the Shares, $10.25, net of certain costs of that offering. However, the Shares are not publically traded and will not be listed for trading immediately after the Merger. Limited Partners should refer to the discussion in the Prospectus under the heading "THE MERGER--The Merger Consideration."

         Calculated as if the Effective Date were June 30, 1998, AmREIT is offering 96.80 Shares or, subject to the Note Restriction, a Note in the principal amount of $904.08, in consideration for each Unit of the Partnership. The following table sets forth the methodology utilized in determining the number of Shares and Notes being offered by AmREIT for each Unit:


Net Asset Value:
   Value of Properties:(1)
   Golden Corral, Hwy. 1960 (Houston, TX) (95.20%)                   $1,750,000
   TGI Friday's (Houston, TX) (100%)                                  1,785,000
   Goodyear Tire (Houston, TX) (100%)                                   535,000
   Computer City (Minneapolis, MN) (100%)                             2,470,000
   AFC, Inc./Popeye's (Atlanta, GA) (100%)                              925,000
   Blockbuster Music (Independence, MO) (45.16%)                        775,000
   OneCare (Sugarland, TX) (100%)                                     1,400,000
   Just For Feet (Tucson, AZ) (18.25%)                                  715,000
                                                                        -------
   Negotiated Price                                                 $10,355,000
   Net Cash(2)                                                              ---
   Other Assets                                                             ---
   Other Liabilities                                                        ---
                                                                      ---------
   Net Asset Value of Partnership(3)                                $10,355,000
   Percentage of Aggregate Net Asset Value of All Partnerships           36.81%
   Net Asset Value Per Original Investment of $1,000(4)                 $904.08
                                                                         ------
Allocation of Shares Received in Merger:
   Number of Shares Allocable to Partnership                          1,108,672
   Percentage of Total Shares to be Issued in the Merger                 36.81%
   Percentage of Total Shares of AmREIT After the Merger                 19.31%
   Allocation of Shares to Limited Partners                           1,108,672
   Allocation of Shares to General Partners(5)                              ---
                                                                      ---------
   Allocation of Shares per Unit                                          96.80
   Allocation of Shares Per Original Investment of $1,000(4)              96.80
   Maximum Total Outstanding Shares in AmREIT After the Merger(6)     5,742,873
                                                                      ---------

Notes Offered in Merger:
   Maximum Principal Amount Offered to Partnership                   $3,624,250
   Principal Amount of Note Offered per Unit                            $904.08
   Principal Amount of Note Offered per Original Investment of
   $1,000(4)                                                            $904.08

Return to Limited Partners Per $1,000 of Adjusted Capital From
Shares(7):

   Return From Merger per $1,000 of Adjusted Capital based on           $904.08
   Exchange Price(8)

   Total Return from Merger based on Exchange Price plus Cumulative   $1,256.00
   Distributions through 6/30/1998 per $1,000 of Adjusted Capital

   Total Return from Merger based on Exchange Price plus Cumulative     125.60%
   Distributions through 6/30/1998 as a Percentage of Adjusted Capital

   Return From Merger per $1,000 of Adjusted Capital based on $10.25    $992.17
   per Share Price(9)

(1)      Percentage of property owned by Partnership shown in parentheses.

(2) Net Cash is the excess, if any, of the Partnership's cash and accounts receivable over its debt.

(3)      Net Asset Value equals Negotiated Price of property plus Net Cash.

(4) "Per Original Investment of $1,000" is computed by dividing the Limited Partners' allocable share of such amount by the Limited Partners' original capital of the Partnership (the Partnership's "Original Capital") and multiplying the result by 1,000.

(5) The general partners have agreed to waive any right to receive Shares to which they may otherwise have been entitled in the Merger. The general partners will not receive any compensation or reimbursement for claims against or interests in the Partnership.

(6) Calculated as if the Effective Date were June 30, 1998. Assumes 100% participation of the Partnerships and that no Notes are issued. Includes portion of Share Balance from Adviser Acquisition issuable to Mr. Taylor upon consummation of Merger.

(7) Adjusted Capital equals a Limited Partner's original invested capital less cumulative distributions constituting a return of capital under the Partnership Agreement.

(8)      Shares valued at $9.34 per Share.

(9)      $10.25 is the most recent public offering price of the Shares.


                    CONSIDERATIONS UNIQUE TO THE PARTNERSHIP

         Due to the substantial similarities among the Partnerships, such as their similar investment portfolios and property locations, common investment objectives and policies, similar financial condition, the fact that the Partnerships' assets are managed by AmREIT or its Affiliates and substantial similarities in the language and scope of their Partnership Agreements, many of the consequences of participating in the Merger are common to the Limited Partners of each of the Partnerships. The purpose of this section is, however, to highlight features of the Partnership which may distinguish the situation of the Partnership from that of the other Partnerships and which should be taken into account by the Limited Partners when evaluating the merits and risks of the proposed Merger.

         Special Considerations Regarding Partnership Properties. Unless the Limited Partners approve the Merger, the General Partner will continue the Partnership in accordance with its current investment strategies and objectives described below. At the time of the Partnership's formation, the General Partner anticipated the liquidation of its portfolio and distribution of the net proceeds from the sale of the properties to the Limited Partners within 8 to 12 years after the acquisition of the properties. Based on the completion of the acquisition of the Partnership's portfolio in 1994, it was anticipated that liquidation of the portfolio would begin by 2006. However, the Partnership's ability to achieve its goals will be influenced by the following factors. See "THE PARTNERSHIPS--Properties" in the Prospectus for additional information regarding the Partnership's portfolio.

                  Expiration of Leases. When the leases on each of the Partnership's 8 properties all expire, the tenants may elect not to renew their leases or to renew their leases only if the Partnership makes significant improvements to the property. Should tenants fail to renew their leases, the Partnership would be required to find new tenants and would likely incur significant additional expense by reason of temporary vacancy and/or significant rehabilitation and/or tenant improvement costs.

                  Amendment of Dissenters' Rights Provisions. Section 6.12 of the Partnership's Agreement of Limited Partnership provides for dissenters' appraisal rights in the event of certain transactions such as the Merger. In general, Section 6.12 would entitle Limited Partners who vote against the Merger to receive cash payment for their Units equal to the independent appraised value if the Merger is consummated. Under both the provisions of the Partnership Agreement and the Nebraska Partnership Law, Section 6.12 can be deleted, amended or modified by the vote of written consent of the Limited Partners holding at least a majority of Units. The Partnership Amendment effectively amends the Partnership Agreement to make Section 6.12 inapplicable to the Merger. The General Partner and AmREIT have however structured the ALV Payment Election to substantially conform with the Dissenter's Rights provisions under Section 6.12. The ALV Payment Election may nevertheless substantially differ from Section 6.12, in both substance and application. For example, Section 6.12 is silent and/or non-specific as to the timing and manner of required appraisal and the timing and manner of the required cash payment.

                  Concentration of Investment. The Partnership has concentrated its investments in 8 properties. If a vacancy or other interruption of rents occurs in one or more of these properties, the distributions of the Partnership may be significantly reduced. The Partnership has also concentrated its investments in a limited geographic area. If conditions in this area deteriorate, the Partnership may experience more difficulty in re-leasing its properties than it would experience if the properties were more geographically diversified.

                  Business Interruption. Memorial-Herman Health System, the parent of OneCare Health Industries, has approved a plan to dissolve OneCare by the end of 1998. While the tenant will remain responsible for the OneCare lease through its initial term, the subsequent use of the property is uncertain at this time.

                  Co-ownership of Property. The Partnership owns 3 of its 8 properties in co-ownership with one or more other persons. The Partnership is dependent upon the consent and cooperation of the majority co-owner to sell or re-lease the property. Therefore, there is no assurance that the co-owner will agree to the sale or re-lease of the property at such time or under the terms the Partnership may desire.

                  Possible Need for Additional Capital. The Limited Partners may
be required to contribute additional capital and/or approve Partnership borrowings in order to finance future lease renewal or re-leasing costs as described above. Moreover, without an economically desirable lease in place, the Partnership could not expect to realize an attractive price for the sale of its properties.

         Merger will result in Capitol Loss. Limited Partners will realize a small capitol loss from the Merger in an amount equal to their allocable share of the excess of the Partnership's adjusted tax basis of its assets over the sum of the fair market value of the Shares received by the Partnership. Those Limited Partners who have owned their Units since the inception of the Partnership can expect to recognize a capitol loss of approximately $3 per Unit as a result of the Merger. The actual amount of loss recognized by each Limited Partner will depend upon the value ascribed to the Shares for federal tax purposes. Because the Shares will not be publically traded immediately after the Merger, and the 1998 operating results have not been included, it is possible that the value of the Shares used for purposes of calculating the taxable income (or loss) and the taxable income (or loss) per Unit will differ from the calculation stated above. The Partnership's federal income tax returns are subject to review and possible adjustment by the Internal Revenue Service. Under federal income tax laws, regulations and administrative rulings, certain types of transactions may be accorded varying interpretations. Accordingly, the Partnership's financial statements, as well as the individual tax returns of the partners, may be changed to cause them to conform to the tax treatment resulting from such review, if any.

         Investment Strategy. Each of the properties is currently fully leased to a single tenant; however, as described above, these leases expire at varying times in the future. The Partnership is not authorized to raise additional capital or borrow funds. The Partnership has a history of making regular quarterly distributions to its Limited Partners. See "Miscellaneous -- Distributions to Limited Partners" below in this Supplement. The Partnership's strategy is to continue to hold its properties with a view towards liquidating them at such times as the General Partner deems beneficial and appropriate in a manner consistent with the Partnership's investment objectives. The principal investment objectives of the Partnership are to (i) preserve and protect the Limited Partners' capital; (ii) provide the Limited Partners with quarterly cash distributions from operations; (iii) obtain long-term appreciation in the value of its properties; and (iv) provide increased cash distributions to the Limited Partners as the cash flow from its investments increases over the life of the Partnership. The Partnership acquired each of its properties for cash and without the use of borrowed funds (leverage).

         Management Compensation. The Partnership has no employees as its operations are managed by AmREIT. Under the Omnibus Services Agreement, pursuant to which AmREIT manages the operations of the Partnership, AmREIT is entitled to annual property management fees equal to 3% of gross rental revenues. Also, the Omnibus Services Agreement provides for payment of reimbursement fees of up to 6% of the Partnership's gross rental revenues. This relationship will terminate after the Merger if the Partnership merges into AmREIT. If the Partnership participates in the Merger, neither AmREIT nor the General Partner or any of their Affiliates will receive any compensation for services rendered in connection with the Merger.

         Offers From Third Parties. No offers on the Partnership's properties have been received during the past twelve months by the General Partner from unaffiliated third parties. See "THE MERGER-Acquisition Proposals" in the Prospectus.


                             FAIRNESS OF THE MERGER

         Based upon his analysis of the Merger, the General Partner reasonably believes that:

         (1) The terms of the Merger, when considered as a whole, are fair to the Limited Partners;

         (2) The Shares offered in exchange for the Units constitute fair consideration for the Units of the Limited Partners; and

         (3) After comparing the potential benefits and detriments of the Merger with those of several alternatives, the Merger is more attractive to the Limited Partners than such alternatives.

         THE GENERAL PARTNER REASONABLY BELIEVES THAT THE TERMS OF THE MERGER AGREEMENT, INCLUDING THE CONSIDERATION TO BE RECEIVED BY THE
LIMITED PARTNERS IN CONNECTION WITH THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF THE LIMITED PARTNERS. ACCORDINGLY, THE GENERAL PARTNER HAS

APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT THE LIMITED PARTNERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND AMENDMENT OF THE
PARTNERSHIP AGREEMENT.

         The General Partner's determination is based upon the transaction as a whole, as well as the combination of less than all Partnerships, because the Partnership's value for the purposes of the Merger is its Net Asset Value. The General Partner believes that Net Asset Value is a reasonable estimate of the value of each Partnership for the Merger as it is directly derived from the value of the Partnership's net assets at the Effective Date, independent of the valuations of the assets of the other Partnerships. The General Partner also believes the Exchange Price, the value on which Shares will be issued to the Partnership in the Merger, is a reasonable estimate of the value of the Shares based on the last public offering price of the Shares and within the overall context of the Merger. See "THE MERGER - The General Partner's Reasons and Recommendations for the Merger."

         Fairness Opinion. The General Partners, on behalf of the Partnership, retained Houlihan to render an opinion as to whether the consideration to be received by the Limited Partners in connection with the Merger was fair, from a financial point of view, to the Limited Partners. Houlihan was not requested to, and did not make, any recommendation to the Partnerships as to the consideration to be received by the Limited Partners in connection with the Merger, which consideration was determined through negotiations between the common management of the Partnerships and AmREIT. The General Partner retained Houlihan to render its fairness opinion based upon Houlihan's experience in the valuation of businesses and their securities in connection with mergers and acquisitions, and valuations for corporate purposes especially with respect to REITs and other real estate companies. Houlihan delivered its written opinion, dated June 1, 1998, to the General Partner, to the effect that, as of the date of such opinion, based on Houlihan's review and subject to the limitations described in the Prospectus, the consideration to be received by the Limited Partners in connection with the Merger is fair, from a financial point of view, to the
Limited Partners. The Houlihan Fairness Opinion does not constitute a recommendation to any Limited Partner as to how any such Limited Partner should vote on the Merger. See "FAIRNESS OPINIONS--The Houlihan Fairness Opinion."

         Comparison of Benefits and Detriments. The General Partner's assessment of the fairness of the proposed Merger was based on the review of different alternatives that were available. The evaluations of the different alternatives included, but were not limited to, a strategic combination with a publicly traded REIT to take advantage of the growth of the REIT industry and real estate markets in general, completely liquidating the Partnership, continuing the Partnership or reorganizing the Partnership into a REIT. In order to determine whether the Merger or one of its alternatives would be more attractive to the Limited Partners, the General Partner compared the potential benefits and detriments of the Merger with the potential benefits and detriments of these alternatives. A detailed discussion of the potential benefits and detriments of each of these alternatives is provided in "THE MERGER -- The General Partners' Reasons and Recommendation for the Merger" and "-- Alternatives to the Merger" in the Prospectus.

         In the event the Merger is not consummated for any reason, the Partnership will continue to pursue its business objectives of maximizing the value of its properties, in addition to the possible liquidation of its portfolio, another strategic combination or another attractive alternative that may become available.

                COMPARATIVE COMPENSATION, FEES AND DISTRIBUTIONS
           COMPENSATION PAID TO THE GENERAL PARTNER AND HIS AFFILIATES

         This section is intended to provide Limited Partners with a brief comparison of the compensation, fees and distributions paid to the General Partner and his Affiliates under the Partnership's current arrangements with those that would have been paid had the Merger been in place. The following table sets forth the compensation, fees and distributions by the Partnership to the General Partner and his Affiliates during the two most recent fiscal years and the six-month period ended June 30, 1998 and compares those payments against the amount that would have been paid assuming the Merger had occurred January 1, 1996.


                                           YEAR ENDED DECEMBER 31,
                                                                                        Six Months Ended
                                      1996                       1997                     June 30, 1998
                                      ----                       ----                      -------------
                               Actual     Pro Forma       Actual     Pro Forma          Actual     Pro Forma


Administrative Reimb.(1)      $65,883       $60,686      $68,932       $64,104         $34,566       $32,196
Cash Distributions(2)           3,600           ---        4,450           ---           2,800           ---
General Partner Salary(3)         ---         4,827          ---         5,792             ---         2,896

(1) An AmREIT subsidiary receives administrative reimbursements of up to 6% of gross rental revenues from the properties. No other fees, salaries or other compensation were paid by the Partnership to its general partner or its affiliates during these periods.

(2) Includes all cash distributions made to Mr. Taylor and his affiliates resulting from ownership of Units and general partner interests. Mr.
         Taylor's employment agreement with AmREIT provides for a fixed base salary of $25,000 and $30,000 per annum for 1998 and 1999 respectively, which amounts will not increase as a result of the Merger.

(3) Mr. Taylor's salary represents the total salary and benefits Mr. Taylor is currently entitled to receive as an officer and director of AmREIT allocated to the Partnership based on the percentage of shares of AmREIT to be owned by the Limited Partners immediately after the Merger. No other affiliate of the general partners of the Partnership will receive compensation from AmREIT upon completion of the Merger.


New Compensation

         AmREIT will internally manage and lease the properties obtained by AmREIT from the Partnership pursuant to the Merger. The terms of this engagement will be substantially similar to the terms governing the management arrangements that AmREIT typically uses in managing its current properties.


                                  MISCELLANEOUS

Distributions to Limited Partners

         Set forth below are distributions per Unit made by the Partnership to the Limited Partners during the most recent five fiscal years and the most recently completed interim period. Also see "THE PARTNERSHIPS - Partnership Distributions" in the Prospectus.


                                                                                            Six Months Ended
                                  1993        1994       1995         1996        1997         June 30, 1998
                                  ----        ----       ----         ----        ----         -------------


Distributions                   $32.38      $51.83     $76.75       $80.05      $80.61           $40.46
Portion of Distribution That
Was a Return of Capital (1)        ---         ---        ---          ---         ---              ---


(1)      Distributions treated as a return of capital under the Partnership
         Agreement.

----------------------

Financial Information

         Rental income statements for the properties of the Partnership for the years ended December 31, 1997 and 1996 and certain pro forma financial statements with respect to the Partnership are set forth in "The Unaudited Pro Forma Financial Information" and "INDEX TO FINANCIAL INFORMATION" in the Prospectus.

List of Investors

         Under the Partnership Agreement and Nebraska state law, a Limited Partner may obtain a list of the names, addresses and number of Units owned by the other Limited Partners entitled to so vote on the Merger by making written request therefor from the General Partner, c/o Timothy W. Kelley, AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. At the time of making the request, the requesting Limited Partner must submit $10.00 in payment for the costs of copying and mailing the list and, if the Units are held through a nominee, provide the Partnership with a statement from the nominee or other independent third party confirming such Limited Partner's beneficial ownership. A Limited Partner is only entitled to the foregoing information with respect to the Partnership in which the Limited Partner holds Units. See "CONSENT PROCEDURES" in the Prospectus.


End of Partnership Supplement for AAA Net Realty Fund X, Ltd.

                                  AMREIT, INC.

                                  SUPPLEMENT TO
          JOINT PROXY AND CONSENT SOLICITATION STATEMENT AND PROSPECTUS
                                       FOR
                          AAA NET REALTY FUND XI, LTD.
                           A TEXAS LIMITED PARTNERSHIP

         Mr. H. Kerr Taylor (the "General Partner") is soliciting the approval of the Limited Partners of AAA Net Realty Fund XI, Ltd., a Texas Limited Partnership (the "Partnership"), for the Merger of the Partnership with and into AmREIT, Inc., a Maryland Corporation ("AmREIT"). As part of the Merger, the Limited Partners will exchange Units of Limited Partnership Interests ("Units") in the Partnership for shares of common stock of AmREIT (the "Shares") or, subject to the Note Restriction, 6.0% Notes of AmREIT due December 31, 2004 (the "Notes"). The Merger, if it is approved, will involve up to ten limited partnerships, including the Partnership. This solicitation is being made on behalf of the general partners of the Partnership. The proposal is described in detail in the Joint Proxy And Consent Solicitation Statement and Prospectus dated, November 1998 (the "Prospectus"). For the definition of capitalized terms used in the Supplement, which are not separately defined herein, see "GLOSSARY" in the Prospectus. Cross-references in this Supplement also refer to the cited discussions in the Prospectus, unless specifically noted to the contrary.

         The effects of the Merger may be different for Limited Partners in each of the partnerships participating in the Merger (the "Partnerships"). This Supplement has been prepared to highlight the risks, effects and fairness of the Merger for the Limited Partners of the Partnership. This Supplement is not intended to repeat or duplicate the Prospectus and the Prospectus must be referred to in reading this Supplement. Moreover, this Supplement does not purport to provide an overall summary of the Merger or to highlight all of its material terms, conditions, risks or effects. See "SUMMARY" and "THE MERGER" in the Prospectus. To the extent this Supplement summarizes portions of the Prospectus, such discussions are qualified in their entirety by the more detailed discussions of those matters appearing in the Prospectus. Supplements have also been prepared for each of the other Partnerships and copies of such Supplements will be provided promptly without charge to each Limited Partner or his representative who has been so designated in writing upon written request to Timothy W. Kelley, Vice President at AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. Telephone (800) 888-4400, extension 26 or fax to
(713) 850-0498.

                                  RISK FACTORS

     The Merger involves material risks to the Limited Partners, the more significant of which are:

         o The distributions on the securities received by Limited Partners for their Units in the Merger will, at least initially, be lower as a percentage of their investment as compared to distributions currently received on their Units.

         o The General Partner did not retain an unaffiliated person to represent the Limited Partners in negotiating the terms of the Merger.

         o The Negotiated Prices for the Partnership properties were determined by the General Partner, who has substantial conflicts of interest in the Merger due to his financial interest in AmREIT and the prospects of receiving substantial financial benefits if the Merger is consummated.

         o The Negotiated Prices of the properties are not based on appraisals from independent real estate appraisers.

         o The Merger will be a taxable transaction to the Limited Partners.

         o There is no assurance that the value of the consideration received in the Merger by the Limited Partners for their Units will not be less than the fair value of their Units as might result from negotiations between unrelated parties.

         o No public market exists for the Shares or the Notes. Upon completion of the Merger, it is uncertain if and when a public market will develop for the Shares and no public market is expected to develop for the Notes.

         o If and when a public market for the Shares develops, there is no assurance that the Shares will not trade at prices that are less than the Exchange Price.

         o There is no assurance that the Exchange Price, which was determined by the General Partner and the Independent Directors of AmREIT, reflects the fair value of the Shares which might result from negotiations between unrelated parties.

         o The Appraised Value, upon which payment under the ALV Payment Election will be determined, will not be determined or known until after the Merger is consummated.

         o Limited Partners receiving Shares in the Merger will realize a substantial change in the form of their investment from a finite life Partnership, which cannot leverage its investments, to an infinite life REIT which can leverage its investments.

         o The anticipated benefits to Limited Partners as a result of the Merger may not be realized.

                     POTENTIAL BENEFITS TO LIMITED PARTNERS

         The General Partner believes the Merger is fair to and in the best interests of the Limited Partners for a number of reasons, including:

         o The General Partner believes that the terms of the Merger Agreement, including the Exchange Price and the Partnership's Net Asset Value are favorable to the Limited Partners.

         o The General Partner believes that the Negotiated Price for each of the Partnership's Properties is in the highest range of values for the property in the current real estate market and that such value would likely exceed the price at which the property would sell in the market. The General Partner believes that the Partnership would therefor realize significantly less value for its Properties than their Negotiated Prices if the Partnership was liquidated in the current real estate market.

         o By merging into AmREIT, the Limited Partners will be relieved of uncertainties regarding the Partnership's real estate investments, including the expiration of leases on its
                  properties  the  possible   difficulties  in re-leasing  the
                  properties and/or the possible substantial costs of re-leasing these properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o The special purpose nature of the Partnership's properties makes them suitable for limited types of tenants and uses and increases the risks of re-leasing the properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o Co-ownership of 5 of its 7 properties in joint venture with one or more other persons, which, as a practical matter, allows the sale of the property only with the consent of its co-owner. In the Merger, the property is valued at an amount pro rata to the Negotiated Price of the entire property without reduction for less than 100% ownership.

         o By combining the Partnership with AmREIT, the Merger will create an investment portfolio substantially larger and more geographically diversified than the current portfolio of the Partnership. The Merger will consolidate operations and spread the risk of an investment in AmREIT over a broader group of assets, reducing dependence of the investment upon the performance of any particular asset or group of assets, such as assets in the same geographical area.

         o The allocations of Merger Expenses would require the Partnership to pay only its proportionate share of the Partnership Merger Expenses based on its relative Net Asset Value. Also, if the Limited Partners do not elect to participate in the Merger, the General Partner will pay or reimburse the Partnership its Proportionate Share of the Partnership Merger Expenses.

         o As a result of the Merger, the Partnership will no longer incur the expense for preparation of separate financial statements, required annual and quarterly filings, tax returns and investor communications. The accurate preparation of these statements and reports requires substantial cost and management time and effort.

         o The General Partner believes the Merger will provide the combined AmREIT-Partnership entity improved future access to capital markets for future growth and that Limited Partners, as AmREIT shareholders, will have enhanced liquidity as a result of the larger total equity market capitalization of AmREIT.

         o The General Partner received the Houlihan Fairness Opinion that the Merger is fair, from a financial point of view, to the Limited Partners.

         o The Partnership's strategic combination with a publicly held REIT, which takes advantage of the growth in the REIT industry and real estate markets, is preferable to the alternatives of complete liquidation of the Partnership, continuation of the Partnership or reorganization of the Partnership into one separate REIT.

         These possible benefits of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussions in the Prospectus under the heading "THE MERGER--The General Partners Reasons and Recommendations for the Merger."


                 RISK FACTORS AND POTENTIAL ADVERSE CONSEQUENCES

         Limited Partners participating in the Merger will be subject to various risks and possible adverse consequences which they should take into account in deciding how they will vote on the Merger. The most significant of these material risks are:

         The Merger involves the following risks for the Limited Partners:

         o        The   General   Partner   did  not   retain  an   unaffiliated
                  representative to represent the Limited Partners or the Partnership, or to represent all of the Partnerships as a Group, in the Merger. Had independent representation been arranged for a Partnership, the terms of the Merger might have been more favorable to such Partnership.

         o The Negotiated Prices of the Partnership's Properties were determined by the General Partner who is also the Chief Executive Officer and largest shareholder of AmREIT. The NAV of each Partnership should be considered as having been negotiated by the common management of the Partnerships and AmREIT.

         o The Negotiated Price of the Partnership's Properties is not based on an independent real estate appraisal.

         o The conflicts of interest of the General Partner, who will receive significant financial and other benefits from and/or as a result of the Merger.

         o The possibility that the Partnership's Net Asset Values may not reflect the actual value of its net assets.

         o The fixed Exchange Price, which means the Limited Partners will not receive more Shares (or a Note in a greater principal amount) if the value of the Shares decreases as of the Effective Date.

         o AmREIT's Shares are not publically traded, a market for the Shares is not expected to exist immediately upon completion of this Merger, and there is no assurance that a market for the Shares will develop in the future. Unless and until there is a
                  public   market  for  the  Shares,   shareholders   will
                  have difficulty in liquidating their investment.

         o If and when a market for the Shares develops, the Shares may trade at prices substantially below the Exchange Price.

         o        The Merger will be a taxable transaction for the Limited
                  Partners.

         o        A majority vote of Limited Partners binds the Partnership.

         o Limited Partners who vote against the Merger will receive Notes for their Units in the Merger unless they elect to receive Shares if the Merger is approved.

         o Limited Partners who become shareholders of AmREIT may not receive the same level of distributions as previously received from their respective Partnership Units.

         o Because it is not known how many Partnerships will participate in the Merger, there are uncertainties as to the capital structure and size of AmREIT following consummation of the Merger as they will vary depending on the number of Partnerships electing to participate.

         o As a result of the Merger, the nature of each Limited Partner's investment will change from holding an interest in a specified portfolio of properties in a finite life entity to holding an equity investment in an ongoing REIT, whose portfolio of properties may be changed from time to time without the approval of its shareholders and which does not plan to liquidate such assets within a fixed period.

         o If it participates in the Merger, the Partnership will bear the costs of the Merger in proportion to its relative NAV. Should the Partnership not participate in the Merger, the General Partner will pay or reimburse the Partnership for its portion of the costs. The costs of the Merger allocated to the Partnerships are limited to the costs of the Houlihan Fairness Opinions, the Partnership accounting costs (and other valuation or appraisal costs, if any), which are estimated to total $150,000, and any direct partner communication costs.

         o        The anticipated benefits of the Merger may not be realized.

         o The anticipated benefits of AmREIT's change to self-management through the recently completed Adviser Acquisition may not be fully realized.

         o The proceeds of future asset sales or refinancings by AmREIT will generally be reinvested rather than distributed to shareholders to the extent not required to be distributed to maintain REIT status.

         o AmREIT's Board of Directors has the power to change the investment, acquisition and financing policies of AmREIT (including policies regarding the level of indebtedness) without a vote of the shareholders, which could result in policies which do not reflect the interests of all shareholders.

         o Following the consummation of the Merger, AmREIT intends to borrow additional funds (equal to or exceeding 50% of the value of the properties acquired in the Merger) to acquire additional, as yet unidentified, real estate.

         These risks and possible adverse consequences of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussion of the risks associated with the Merger set forth in the Prospectus under the sections "RISK FACTORS," "CONFLICTS OF INTEREST," "MATERIAL FEDERAL INCOME TAX ASPECTS" and "COMPARISON OF UNITS, SHARES AND NOTES."

                                   THE MERGER

         The purpose of the Merger is to strategically unite AmREIT with one or more of the Partnerships, each of which has compatible properties in AmREIT's existing and new markets, and to give the Limited Partners the ability to participate in a strategic business combination with a publicly held REIT in order to take advantage of the growth in the REIT industry and real estate markets in general, with the prospect of being able to liquidate their investment through the sale of the publicly-traded Shares or retain their investment indefinitely.

         If the Merger is approved, the Partnership will cease to exist and all of its properties will be transferred to AmREIT. Any Limited Partner may abstain from or vote against the Merger and, if the Merger is approved, the Limited Partner will still participate in the Merger and will receive Notes for their Units unless they elect to receive Shares. In lieu of either Notes or Shares, a Limited Partner may elect to receive cash payment pursuant to the ALV Payment Election. Limited Partners will not have appraisal rights or other dissenter's rights by reason of the Merger. For a discussion of the effect of abstaining from or voting against the Merger, the rights of Limited Partners who do so, and the effects of exercising dissenters' rights see "THE MERGER - Dissenting Partners and Shareholders."

         The General Partner is proposing amendments to the Partnership's Agreement of Limited Partnership to permit the closing of the transactions contemplated by the Merger Agreement. Limited Partners voting in favor of the Merger will be deemed to have voted in favor of each of these proposed amendments. A majority vote of Limited Partners is required to approve the proposed amendments and to approve the Merger Agreement. The proposed amendments authorize the following: (i) the Merger of the Partnership with and into AmREIT, whether or not AmREIT would be regarded as an Affiliate of the general partners; and (ii) such other actions as may be necessary under or contemplated by the Merger Agreement or the Prospectus, irrespective of any provision in the Partnership Agreement which might otherwise prohibit such actions. See "THE MERGER -- Proposed Amendments to Partnership Agreements." The General Partner owns no Units of the Partnership. The general partners of the Partnership have agreed to waive any right to receive Shares to which they may otherwise have been entitled except with respect to their capital interests as general partners.

         The General Partner reasonably believes that the terms of the Merger, including the consideration to be received by the Limited Partners in the Merger, are fair to and in the best interests of the Limited Partners.

         THE GENERAL PARTNER STRONGLY RECOMMENDS THAT ALL LIMITED PARTNERS VOTE "YES" IN FAVOR OF THE MERGER. THE GENERAL PARTNER REQUESTS THAT EACH LIMITED PARTNER COMPLETE, SIGN AND RETURN THE ENCLOSED CONSENT AS SOON AS POSSIBLE.

                           ALLOCATION OF CONSIDERATION

         In the Merger, the Limited Partners will receive Shares (or Notes) based upon the Net Asset Value ("NAV") of the Partnership. The Partnership's NAV equals the Negotiated Price of its properties plus its Net Cash. The Partnership's Net Cash equals the excess, if any, of its cash and accounts receivable over its debt at the Effective Date. The Negotiated Price of each property of the Partnership was determined and agreed to by Mr. H. Kerr Taylor, the General Partner, on behalf of the Partnership in negotiations with the two directors of AmREIT who are not affiliated with Mr. Taylor (the "Independent Directors").

         The number of Shares issuable in the Merger to the Partnership equals the Partnership's NAV divided by the Exchange Price of $9.34. The Exchange Price was negotiated and agreed to by the General Partner and the Independent Directors based on the last public offering price of the Shares, $10.25, net of certain costs of that offering. However, the Shares are not publically traded and will not be listed for trading immediately after the Merger. Limited Partners should refer to the discussion in the Prospectus under the heading "THE MERGER--The Merger Consideration."

         Calculated as if the Effective Date were June 30, 1998, AmREIT is offering 97.42 Shares or, subject to the Note Restriction, a Note in the principal amount of $909.87, in consideration for each Unit of the Partnership. The following table sets forth the methodology utilized in determining the number of Shares and Notes being offered by AmREIT for each Unit:


Net Asset Value:

   Value of Properties:(1)
   Blockbuster Video (Wichita, KS) (49%)                               $940,000
   Blockbuster Video (Oklahoma City, OK) (100%)                         825,000
   Just For Feet (Tucson, AZ) (29.85%)                                1,175,000
   Bank United (The Woodlands, TX) (49%)                                260,000
   Just For Feet (Baton Rouge, LA) (49%)                              1,520,000
   Hollywood Video (Lafayette, LA) (25.42%)                             345,000
   Pier One (Longmont, CO) (100%)                                     1,285,000
                                                                     ----------
   Negotiated Price                                                  $6,350,000
   Net Cash(2)                                                          $74,748
   Other Assets                                                             ---
   Other Liabilities                                                        ---
                                                                     ----------
   Net Asset Value of Partnership(3)                                 $6,424,748
                                                                     ----------
   Percentage of Aggregate Net Asset Value of All Partnerships           22.84%
   Net Asset Value Per Original Investment of $1,000(4)                 $909.87
                                                                         ------
Allocation of Shares Received in Merger:
   Number of Shares Allocable to Partnership                            687,875
   Percentage of Total Shares to be Issued in the Merger                 22.84%
   Percentage of Total Shares of AmREIT After the Merger                 11.98%
   Allocation of Shares to Limited Partners                             687,875
   Allocation of Shares to General Partners(5)                              ---
                                                                     ----------
   Allocation of Shares per Unit                                          97.42
   Allocation of Shares Per Original Investment of $1,000(4)              97.42
   Maximum Total Outstanding Shares in AmREIT After the Merger(6)     5,742,873
                                                                     ----------

Notes Offered in Merger:
   Maximum Principal Amount Offered to Partnership                   $2,248,662
   Principal Amount of Note Offered per Unit                            $909.87
   Principal Amount of Note Offered per Original Investment
   of $1,000(4)                                                         $909.87
                                                                        -------
Return to Limited Partners Per $1,000 of Adjusted Capital
From Shares(7):

   Return From Merger per $1,000 of Adjusted Capital based on           $909.87
   Exchange Price(8)

   Total Return from Merger based on Exchange Price plus Cumulative   $1,080.80
   Distributions through 6/30/1998 per $1,000 of Adjusted Capital

   Total Return from Merger based on Exchange Price plus Cumulative     108.08%
   Distributions through 6/30/1998 as a Percentage of Adjusted Capital

   Return From Merger per $1,000 of Adjusted Capital based on $10.25    $998.51
   per Share Price(9)

(1)      Percentage of property owned by Partnership shown in parentheses.

(2) Net Cash is the excess, if any, of the Partnership's cash and accounts receivable over its debt.

(3)      Net Asset Value equals Negotiated Price of property plus Net Cash.

(4) "Per Original Investment of $1,000" is computed by dividing the Limited Partners' allocable share of such amount by the Limited Partners' original capital of the Partnership (the Partnership's "Original Capital") and multiplying the result by 1,000.

(5) The general partners have agreed to waive any right to receive Shares to which they may otherwise have been entitled in the Merger. The general partners will not receive any compensation or reimbursement for claims against or interests in the Partnership.

(6) Calculated as if the Effective Date were June 30, 1998. Assumes 100% participation of the Partnerships and that no Notes are issued. Includes portion of Share Balance from Adviser Acquisition issuable to Mr. Taylor upon consummation of Merger.

(7) Adjusted Capital equals a Limited Partner's original invested capital less cumulative distributions constituting a return of capital under the Partnership Agreement.

(8)      Shares valued at $9.34 per Share.

(9)      $10.25 is the most recent public offering price of the Shares.


                    CONSIDERATIONS UNIQUE TO THE PARTNERSHIP

         Due to the substantial similarities among the Partnerships, such as their similar investment portfolios and property locations, common investment objectives and policies, similar financial condition, the fact that the Partnerships' assets are managed by AmREIT or its Affiliates and substantial similarities in the language and scope of their Partnership Agreements, many of the consequences of participating in the Merger are common to the Limited Partners of each of the Partnerships. The purpose of this section is, however, to highlight features of the Partnership which may distinguish the situation of the Partnership from that of the other Partnerships and which should be taken into account by the Limited Partners when evaluating the merits and risks of the proposed Merger.

         Special Considerations Regarding Partnership Properties. Unless the Limited Partners approve the Merger, the General Partner will continue the Partnership in accordance with its current investment strategies and objectives described below. At the time of the Partnership's formation, the General Partner anticipated the liquidation of its portfolio and distribution of the net proceeds from the sale of the properties to the Limited Partners within 8 to 12 years after the acquisition of the properties. Based on the completion of the acquisition of the Partnership's portfolio in 1996, it was anticipated that liquidation of the portfolio would begin by 2008. However, the Partnership's ability to achieve its goals will be influenced by the following factors. See "THE PARTNERSHIPS--Properties" in the Prospectus for additional information regarding the Partnership's portfolio.

                  Expiration of Leases. When the leases on the Partnership's properties all expire, the tenants may elect not to renew their leases or to renew their leases only if the Partnership makes significant improvements to the property. Should tenants fail to renew their leases, the Partnership would be required to find new tenants and would likely incur significant additional expense by reason of temporary vacancy and/or significant rehabilitation and/or tenant improvement costs.

                  Amendment of Dissenters' Rights Provisions. Section 6.12 of the Partnership's Agreement of Limited Partnership provides for dissenters' appraisal rights in the event of certain transactions such as the Merger. In general, Section 6.12 would entitle Limited Partners who vote against the Merger to receive cash payment for their Units equal to the independent appraised value if the Merger is consummated. Under both the provisions of the Partnership Agreement and the Nebraska Partnership Law, Section 6.12 can be deleted, amended or modified by the vote of written consent of the Limited Partners holding at least a majority of Units. The Partnership Amendment effectively amends the Partnership Agreement to make Section 6.12 inapplicable to the Merger. The General Partner and AmREIT have however structured the ALV Payment Election to substantially conform with the Dissenter's Rights provisions under Section 6.12. The ALV Payment Election may nevertheless substantially differ from Section 6.12, in both substance and application. For example, Section 6.12 is silent and/or non-specific as to the timing and manner of required appraisal and the timing and manner of the required cash payment.

                  Concentration of Investment. The Partnership has leased 2 of its 7 properties to organizations or affiliates of organizations that are engaged in the video tape rental business. This business is subject to substitute technologies that pose a potential risk to its long-term viability. If a technological development did occur which negatively affected that business, it is possible each of these locations would be affected at the same time and may cause a significant reduction in the distributions of the Partnership.

                  Co-ownership of Property. The Partnership owns 5 of its 7 properties in co-ownership with one or more other persons. The Partnership is dependent upon the consent and cooperation of the majority co-owner to sell or re-lease the property. Therefore, there is no assurance that the co-owner will agree to the sale or re-lease of the property at such time or under the terms the Partnership may desire.

                  Possible Need for Additional Capital. The Limited Partners may
be required to contribute additional capital and/or approve Partnership borrowings in order to finance future lease renewal or re-leasing costs as described above. Moreover, without an economically desirable lease in place, the Partnership could not expect to realize an attractive price for the sale of its properties.

         Merger will result in Capitol Loss. Limited Partners will realize a small capitol loss from the Merger in an amount equal to their allocable share of the excess of the Partnership's adjusted tax basis of its assets over the sum of the fair market value of the Shares received by the Partnership. Those Limited Partners who have owned their Units since the inception of the Partnership can expect to recognize a capitol loss of approximately $34 per Unit as a result of the Merger. The actual amount of loss recognized by each Limited Partner will depend upon the value ascribed to the Shares for federal tax purposes. Because the Shares will not be publically traded immediately after the Merger, and the 1998 operating results have not been included, it is possible that the value of the Shares used for purposes of calculating the taxable income (or loss) and the taxable income (or loss) per Unit will differ from the calculation stated above. The Partnership's federal income tax returns are subject to review and possible adjustment by the Internal Revenue Service.
Under federal income tax laws, regulations and administrative rulings, certain types of transactions may be accorded varying interpretations. Accordingly, the Partnership's financial statements, as well as the individual tax returns of the partners, may be changed to cause them to conform to the tax treatment resulting from such review, if any.

         Investment Strategy. Each of the properties is currently fully leased to a single tenant; however, as described above, these leases expire at varying times in the future. The Partnership is not authorized to raise additional capital or borrow funds. The Partnership has a history of making regular quarterly distributions to its Limited Partners. See "Miscellaneous -- Distributions to Limited Partners" below in this Supplement. The Partnership's strategy is to continue to hold its properties with a view towards liquidating them at such times as the General Partner deems beneficial and appropriate in a manner consistent with the Partnership's investment objectives. The principal investment objectives of the Partnership are to (i) preserve and protect the Limited Partners' capital; (ii) provide the Limited Partners with quarterly cash distributions from operations; (iii) obtain long-term appreciation in the value of its properties; and (iv) provide increased cash distributions to the Limited Partners as the cash flow from its investments increases over the life of the Partnership. The Partnership acquired each of its properties for cash and without the use of borrowed funds (leverage).

         Management Compensation. The Partnership has no employees as its operations are managed by AmREIT. Under the Omnibus Services Agreement, pursuant to which AmREIT manages the operations of the Partnership, AmREIT is entitled to annual property management fees equal to 3% of gross rental revenues. Also, the Omnibus Services Agreement provides for payment of reimbursement fees of up to 6% of the Partnership's gross rental revenues. This relationship will terminate after the Merger if the Partnership merges into AmREIT. If the Partnership participates in the Merger, neither AmREIT nor the General Partner or any of their Affiliates will receive any compensation for services rendered in connection with the Merger.

         Offers From Third Parties. No offers on the Partnership's properties have been received during the past twelve months by the General Partner from unaffiliated third parties. See "THE MERGER-Acquisition Proposals" in the Prospectus.


                             FAIRNESS OF THE MERGER

         Based upon his analysis of the Merger, the General Partner reasonably believes that:

         (1) The terms of the Merger, when considered as a whole, are fair to the Limited Partners;

         (2) The Shares offered in exchange for the Units constitute fair consideration for the Units of the Limited Partners; and

         (3) After comparing the potential benefits and detriments of the Merger with those of several alternatives, the Merger is more attractive to the Limited Partners than such alternatives.

         THE GENERAL PARTNER REASONABLY BELIEVES THAT THE TERMS OF THE MERGER AGREEMENT, INCLUDING THE CONSIDERATION TO BE RECEIVED BY THE LIMITED PARTNERS IN CONNECTION WITH THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF THE LIMITED PARTNERS. ACCORDINGLY, THE GENERAL PARTNER HAS APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT THE LIMITED PARTNERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND AMENDMENT OF THE PARTNERSHIP AGREEMENT.

         The General Partner's determination is based upon the transaction as a whole, as well as the combination of less than all Partnerships, because the Partnership's value for the purposes of the Merger is its Net Asset Value. The General Partner believes that Net Asset Value is a reasonable estimate of the value of each Partnership for the Merger as it is directly derived from the value of the Partnership's net assets at the Effective Date, independent of the valuations of the assets of the other Partnerships. The General Partner also believes the Exchange Price, the value on which Shares will be issued to the Partnership in the Merger, is a reasonable estimate of the value of the Shares based on the last public offering price of the Shares and within the overall context of the Merger. See "THE MERGER - The General Partner's Reasons and Recommendations for the Merger."

         Fairness Opinion. The General Partners, on behalf of the Partnership, retained Houlihan to render an opinion as to whether the consideration to be received by the Limited Partners in connection with the Merger was fair, from a financial point of view, to the Limited Partners. Houlihan was not requested to, and did not make, any recommendation to the Partnerships as to the consideration to be received by the Limited Partners in connection with the Merger, which consideration was determined through negotiations between the common management of the Partnerships and AmREIT. The General Partner retained Houlihan to render its fairness opinion based upon Houlihan's experience in the valuation of businesses and their securities in connection with mergers and acquisitions, and valuations for corporate purposes especially with respect to REITs and other real estate companies. Houlihan delivered its written opinion, dated June 1, 1998, to the General Partner, to the effect that, as of the date of such opinion, based on Houlihan's review and subject to the limitations described in the Prospectus, the consideration to be received by the Limited Partners in connection with the Merger is fair, from a financial point of view, to the
Limited Partners. The Houlihan Fairness Opinion does not constitute a recommendation to any Limited Partner as to how any such Limited Partner should vote on the Merger. See "FAIRNESS OPINIONS--The Houlihan Fairness Opinion."

         Comparison of Benefits and Detriments. The General Partner's assessment of the fairness of the proposed Merger was based on the review of different alternatives that were available. The evaluations of the different alternatives included, but were not limited to, a strategic combination with a publicly traded REIT to take advantage of the growth of the REIT industry and real estate markets in general, completely liquidating the Partnership, continuing the Partnership or reorganizing the Partnership into a REIT. In order to determine whether the Merger or one of its alternatives would be more attractive to the Limited Partners, the General Partner compared the potential benefits and detriments of the Merger with the potential benefits and detriments of these alternatives. A detailed discussion of the potential benefits and detriments of each of these alternatives is provided in "THE MERGER -- The General Partners' Reasons and Recommendation for the Merger" and "-- Alternatives to the Merger" in the Prospectus.

         In the event the Merger is not consummated for any reason, the Partnership will continue to pursue its business objectives of maximizing the value of its properties, in addition to the possible liquidation of its portfolio, another strategic combination or another attractive alternative that may become available.

                COMPARATIVE COMPENSATION, FEES AND DISTRIBUTIONS
           COMPENSATION PAID TO THE GENERAL PARTNER AND HIS AFFILIATES

         This section is intended to provide Limited Partners with a brief comparison of the compensation, fees and distributions paid to the General Partner and his Affiliates under the Partnership's current arrangements with those that would have been paid had the Merger been in place. The following table sets forth the compensation, fees and distributions by the Partnership to the General Partner and his Affiliates during the two most recent fiscal years and the six-month period ended June 30, 1998 and compares those payments against the amount that would have been paid assuming the Merger had occurred January 1, 1996.


                                           YEAR ENDED DECEMBER 31,

                                                                                       Six Months Ended
                                      1996                       1997                    June 30, 1998
                                      ----                       ----                    -------------
                               Actual     Pro Forma       Actual      Pro Forma      Actual     Pro Forma


Administrative Reimb.(1)      $17,832       $12,776      $25,350        $25,166      $20,140       $17,487
Cash Distributions(2)           2,040           ---        2,820            ---        1,410           ---
General Partner Salary(3)         ---         2,995          ---          3,593          ---         1,797

(1) An AmREIT subsidiary receives administrative reimbursements of up to 6% of gross rental revenues from the properties. No other fees, salaries or other compensation were paid by the Partnership to its general partner or its affiliates during these periods.

(2) Includes all cash distributions made to Mr. Taylor and his affiliates resulting from ownership of Units and general partner interests. Mr.
         Taylor's employment agreement with AmREIT provides for a fixed base salary of $25,000 and $30,000 per annum for 1998 and 1999 respectively, which amounts will not increase as a result of the Merger.

(3) Mr. Taylor's salary represents the total salary and benefits Mr. Taylor is currently entitled to receive as an officer and director of AmREIT allocated to the Partnership based on the percentage of shares of AmREIT to be owned by the Limited Partners immediately after the Merger. No other affiliate of the general partners of the Partnership will receive compensation from AmREIT upon completion of the Merger.


New Compensation

         AmREIT will internally manage and lease the properties obtained by AmREIT from the Partnership pursuant to the Merger. The terms of this engagement will be substantially similar to the terms governing the management arrangements that AmREIT typically uses in managing its current properties.

                                     MISCELLANEOUS

Distributions to Limited Partners

         Set forth below are distributions per Unit made by the Partnership to the Limited Partners since its inception and the most recently completed interim period. Also see "THE PARTNERSHIPS Partnership Distributions" in the Prospectus.


                                                                                 Six Months Ended
                                             1995        1996         1997         June 30, 1998
                                             ----        ----         ----         -------------

Distributions                               $22.02      $65.48       $68.43           $35.36
Portion of Distribution That Was a            ---         ---         ---               ---
Return of Capital(1)

(1)      Distributions treated as a return of capital under the Partnership
         Agreement.

----------------------

Financial Information

         Rental income statements for the properties of the Partnership for the years ended December 31, 1997 and 1996 and certain pro forma financial statements with respect to the Partnership are set forth in "The Unaudited Pro Forma Financial Information" and "INDEX TO FINANCIAL INFORMATION" in the Prospectus.

List of Investors

         Under the Partnership Agreement and Texas state law, a Limited Partner may obtain a list of the names, addresses and number of Units owned by the other Limited Partners entitled to so vote on the Merger by making written request therefor from the General Partner, c/o Timothy W. Kelley, AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. At the time of making the request, the requesting Limited Partner must submit $10.00 in payment for the costs of copying and mailing the list and, if the Units are held through a nominee, provide the Partnership with a statement from the nominee or other independent third party confirming such Limited Partner's beneficial ownership. A Limited Partner is only entitled to the foregoing information with respect to the Partnership in which the Limited Partner holds Units. See "CONSENT PROCEDURES" in the Prospectus.


End of Partnership Supplement for AAA Net Realty Fund XI, Ltd.

                                  SUPPLEMENT TO
          JOINT PROXY AND CONSENT SOLICITATION STATEMENT AND PROSPECTUS
                                       FOR
                        AAA NET REALTY FUND GOODYEAR LTD.
                           A TEXAS LIMITED PARTNERSHIP

         Mr. H. Kerr Taylor (the "General Partner") is soliciting the approval of the Limited Partners of AAA Net Realty Fund GoodYear, Ltd., a Texas Limited Partnership (the "Partnership"), for the Merger of the Partnership with and into AmREIT, Inc., a Maryland Corporation ("AmREIT"). As part of the Merger, the Limited Partners will exchange Units of Limited Partnership Interests ("Units") in the Partnership for shares of common stock of AmREIT (the "Shares") or, subject to the Note Restriction, 6.0% Notes of AmREIT due December 31, 2004 (the "Notes"). The Merger, if it is approved, will involve up to ten limited partnerships, including the Partnership. This solicitation is being made on behalf of the general partners of the Partnership. The proposal is described in detail in the Joint Proxy And Consent Solicitation Statement and Prospectus dated, November 1998 (the "Prospectus"). For the definition of capitalized terms used in the Supplement, which are not separately defined herein, see "GLOSSARY" in the Prospectus. Cross-references in this Supplement also refer to the cited discussions in the Prospectus, unless specifically noted to the contrary.

         The effects of the Merger may be different for Limited Partners in each of the partnerships participating in the Merger (the "Partnerships"). This Supplement has been prepared to highlight the risks, effects and fairness of the Merger for the Limited Partners of the Partnership. This Supplement is not intended to repeat or duplicate the Prospectus and the Prospectus must be referred to in reading this Supplement. Moreover, this Supplement does not purport to provide an overall summary of the Merger or to highlight all of its material terms, conditions, risks or effects. See "SUMMARY" and "THE MERGER" in the Prospectus. To the extent this Supplement summarizes portions of the Prospectus, such discussions are qualified in their entirety by the more detailed discussions of those matters appearing in the Prospectus. Supplements have also been prepared for each of the other Partnerships and copies of such Supplements will be provided promptly without charge to each Limited Partner or his representative who has been so designated in writing upon written request to Timothy W. Kelley, Vice President at AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. Telephone (800) 888-4400, extension 26 or fax to
(713) 850-0498.

                                  RISK FACTORS

     The Merger involves material risks to the Limited Partners, the more significant of which are:

         o The distributions on the securities received by Limited Partners for their Units in the Merger will, at least initially, be lower as a percentage of their investment as compared to distributions currently received on their Units.

         o The General Partner did not retain an unaffiliated person to represent the Limited Partners in negotiating the terms of the Merger.

         o The Negotiated Prices for the Partnership properties were determined by the General Partner, who has substantial conflicts of interest in the Merger due to his financial interest in AmREIT and the prospects of receiving substantial financial benefits if the Merger is consummated.

         o The Negotiated Prices of the properties are not based on appraisals from independent real estate appraisers.

         o The Merger will be a taxable transaction to the Limited Partners.

         o There is no assurance that the value of the consideration received in the Merger by the Limited Partners for their Units will not be less than the fair value of their Units as might result from negotiations between unrelated parties.

         o No public market exists for the Shares or the Notes. Upon completion of the Merger, it is uncertain if and when a public market will develop for the Shares and no public market is expected to develop for the Notes.

         o If and when a public market for the Shares develops, there is no assurance that the Shares will not trade at prices that are less than the Exchange Price.

         o There is no assurance that the Exchange Price, which was determined by the General Partner and the Independent Directors of AmREIT, reflects the fair value of the Shares which might result from negotiations between unrelated parties.

         o The Appraised Value, upon which payment under the ALV Payment Election will be determined, will not be determined or known until after the Merger is consummated.

         o Limited Partners receiving Shares in the Merger will realize a substantial change in the form of their investment from a finite life Partnership, which cannot leverage its investments, to an infinite life REIT which can leverage its investments.

         o The anticipated benefits to Limited Partners as a result of the Merger may not be realized.

                      POTENTIAL BENEFITS TO LIMITED PARTNERS

         The General Partner believes the Merger is fair to and in the best interests of the Limited Partners for a number of reasons, including:

         o The General Partner believes that the terms of the Merger Agreement, including the Exchange Price and the Partnership's Net Asset Value are favorable to the Limited Partners.

         o The General Partner believes that the Negotiated Price for each of the Partnership's Properties is in the highest range of values for the property in the current real estate market and that such value would likely exceed the price at which the property would sell in the market. The General Partner believes that the Partnership would thus therefor realize significantly less value for its Properties than their Negotiated Prices if the Partnership was liquidated in the current real estate market.

         o By merging into AmREIT, the Limited Partners will be relieved of uncertainties regarding the Partnership's real estate investments, including the expiration of the lease on one of its properties on February 29, 2000 and the expiration of the lease on the other in 2005, the possible difficulties in re-leasing the properties and/or the possible substantial costs of re-leasing these properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o The special purpose nature of the Partnership's properties makes them suitable for limited types of tenants and uses and increases the risks of re-leasing the properties. As a result of the Merger, these risks would be spread over, and be more economically absorbed by, AmREIT's larger and more diversified portfolio.

         o Co-ownership of one of its properties in joint venture with another Partnership which, as a practical matter, allows the sale of the property only with the consent of its co-owner. In the Merger, the property is valued at an amount pro rata to the Negotiated Price of the entire property without reduction for less than 100% ownership.

         o By combining the Partnership with AmREIT, the Merger will create an investment portfolio substantially larger and more geographically diversified than the current portfolio of the Partnership. The Merger will consolidate operations and spread the risk of an investment in AmREIT over a broader group of assets, reducing dependence of the investment upon the performance of any particular asset or group of assets, such as assets in the same geographical area.

         o The allocations of Merger Expenses would require the Partnership to pay only its proportionate share of the Partnership Merger Expenses based on its relative Net Asset Value. Also, if the Limited Partners do not elect to participate in the Merger, the General Partner will pay or reimburse the Partnership its Proportionate Share of the Partnership Merger Expenses.

         o As a result of the Merger, the Partnership will no longer incur the expense for preparation of separate financial statements, required annual and quarterly filings, tax returns and investor communications. The accurate preparation of these statements and reports requires substantial cost and management time and effort.

         o The General Partner believes the Merger will provide the combined AmREIT-Partnership entity improved future access to capital markets for future growth and that Limited Partners, as AmREIT shareholders, will have enhanced liquidity as a result of the larger total equity market capitalization of AmREIT.

         o The General Partner received the Houlihan Fairness Opinion that the Merger is fair, from a financial point of view, to the Limited Partners.

         o The Partnership's strategic combination with a publicly held REIT, which takes advantage of the growth in the REIT industry and real estate markets, is preferable to the alternatives of complete liquidation of the Partnership, continuation of the Partnership or reorganization of the Partnership into one separate REIT.

         These possible benefits of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussions in the Prospectus under the heading "THE MERGER--The General Partners Reasons and Recommendations for the Merger."


                RISK FACTORS AND POTENTIAL ADVERSE CONSEQUENCES

         Limited Partners participating in the Merger will be subject to various risks and possible adverse consequences which they should take into account in deciding how they will vote on the Merger. The most significant of these material risks are:

         The Merger involves the following risks for the Limited Partners:

         o        The   General   Partner   did  not   retain  an   unaffiliated
                  representative to represent the Limited Partners or the Partnership, or to represent all of the Partnerships as a Group, in the Merger. Had independent representation been arranged for a Partnership, the terms of the Merger might have been more favorable to such Partnership.

         o The Negotiated Prices of the Partnership's Properties were determined by the General Partner who is also the Chief Executive Officer and largest shareholder of AmREIT. The NAV of each Partnership should be considered as having been negotiated by the common management of the Partnerships and AmREIT.

         o The Negotiated Price of the Partnership's Properties is not based on an independent real estate appraisal.

         o The conflicts of interest of the General Partner, who will receive significant financial and other benefits from and/or as a result of the Merger.

         o The possibility that the Partnership's Net Asset Values may not reflect the actual value of its net assets.

         o The fixed Exchange Price, which means the Limited Partners will not receive more Shares (or a Note in a greater principal amount) if the value of the Shares decreases as of the Effective Date.

         o AmREIT's Shares are not publically traded, a market for the Shares is not expected to exist immediately upon completion of this Merger, and there is no assurance that a market for the Shares will develop in the future. Unless and until there is a public market for the Shares, shareholders will have difficulty in liquidating their investment.

         o If and when a market for the Shares develops, the Shares may trade at prices substantially below the Exchange Price.

         o        The Merger will be a taxable transaction for the Limited
                  Partners.

         o        A majority vote of Limited Partners binds the Partnership.

         o Limited Partners who vote against the Merger will receive Notes for their Units in the Merger unless they elect to receive Shares if the Merger is approved.

         o Limited Partners who become shareholders of AmREIT may not receive the same level of distributions as previously received from their respective Partnership Units.

         o Because it is not known how many Partnerships will participate in the Merger, there are uncertainties as to the capital structure and size of AmREIT following consummation of the Merger as they will vary depending on the number of Partnerships electing to participate.

         o As a result of the Merger, the nature of each Limited Partner's investment will change from holding an interest in a specified portfolio of properties in a finite life entity to holding an equity investment in an ongoing REIT, whose portfolio of properties may be changed from time to time without the approval of its shareholders and which does not plan to liquidate such assets within a fixed period.

         o If it participates in the Merger, the Partnership will bear the costs of the Merger in proportion to its relative NAV. Should the Partnership not participate in the Merger, the General Partner will pay or reimburse the Partnership for its portion of the costs. The costs of the Merger allocated to the Partnerships are limited to the costs of the Houlihan Fairness Opinions, the Partnership accounting costs (and other valuation or appraisal costs, if any), which are estimated to total $150,000, and any direct partner communication costs.

         o        The anticipated benefits of the Merger may not be realized.

         o The anticipated benefits of AmREIT's change to self-management through the recently completed Adviser Acquisition may not be fully realized.

         o The proceeds of future asset sales or refinancings by AmREIT will generally be reinvested rather than distributed to shareholders to the extent not required to be distributed to maintain REIT status.

         o AmREIT's Board of Directors has the power to change the investment, acquisition and financing policies of AmREIT (including policies regarding the level of indebtedness) without a vote of the shareholders, which could result in policies which do not reflect the interests of all shareholders.

         o Following the consummation of the Merger, AmREIT intends to borrow additional funds (equal to or exceeding 50% of the value of the properties acquired in the Merger) to acquire additional, as yet unidentified, real estate.

         These risks and possible adverse consequences of the Merger to the Limited Partners are discussed in greater detail in the Prospectus. Limited Partners should refer to the discussion of the risks associated with the Merger set forth in the Prospectus under the sections "RISK FACTORS," "CONFLICTS OF INTEREST," "MATERIAL FEDERAL INCOME TAX ASPECTS" and "COMPARISON OF UNITS, SHARES AND NOTES."

                                  THE MERGER

         The purpose of the Merger is to strategically unite AmREIT with one or more of the Partnerships, each of which has compatible properties in AmREIT's existing and new markets, and to give the Limited Partners the ability to participate in a strategic business combination with a publicly held REIT in order to take advantage of the growth in the REIT industry and real estate markets in general, with the prospect of being able to liquidate their investment through the sale of the publicly-traded Shares or retain their investment indefinitely.

         If the Merger is approved, the Partnership will cease to exist and all of its properties will be transferred to AmREIT. Any Limited Partner may abstain from or vote against the Merger and, if the Merger is approved, the Limited Partner will still participate in the Merger and will receive Notes for their Units unless they elect to receive Shares. In lieu of either Notes or Shares, a Limited Partner may elect to receive cash payment pursuant to the ALV Payment Election. Limited Partners will not have appraisal rights or other dissenter's rights by reason of the Merger. For a discussion of the effect of abstaining from or voting against the Merger, the rights of Limited Partners who do so, and the effects of exercising dissenters' rights see "THE MERGER - Dissenting Partners and Shareholders."

         The General Partner is proposing amendments to the Partnership's Agreement of Limited Partnership to permit the closing of the transactions contemplated by the Merger Agreement. Limited Partners voting in favor of the Merger will be deemed to have voted in favor of each of these proposed amendments. A majority vote of Limited Partners is required to approve the proposed amendments and to approve the Merger Agreement. The proposed amendments authorize the following: (i) the Merger of the Partnership with and into AmREIT, whether or not AmREIT would be regarded as an Affiliate of the general partners; and (ii) such other actions as may be necessary under or contemplated by the Merger Agreement or the Prospectus, irrespective of any provision in the Partnership Agreement which might otherwise prohibit such actions. See "THE MERGER -- Proposed Amendments to Partnership Agreements." The General Partner owns no Units of the Partnership. The general partners of the Partnership have agreed to waive any right to receive Shares to which they may otherwise have been entitled except with respect to their capital interests as general partners.

         The General Partner reasonably believes that the terms of the Merger, including the consideration to be received by the Limited Partners in the Merger, are fair to and in the best interests of the Limited Partners.

         THE GENERAL PARTNER STRONGLY RECOMMENDS THAT ALL LIMITED PARTNERS VOTE "YES" IN FAVOR OF THE MERGER. THE GENERAL PARTNER REQUESTS THAT EACH LIMITED PARTNER COMPLETE, SIGN AND RETURN THE ENCLOSED CONSENT AS SOON AS POSSIBLE.

                         ALLOCATION OF CONSIDERATION

         In the Merger, the Limited Partners will receive Shares (or Notes) based upon the Net Asset Value ("NAV") of the Partnership. The Partnership's NAV equals the Negotiated Price of its properties plus its Net Cash. The Partnership's Net Cash equals the excess, if any, of its cash and accounts receivable over its debt at the Effective Date. The Negotiated Price of each property of the Partnership was determined and agreed to by Mr. H. Kerr Taylor, the General Partner, on behalf of the Partnership in negotiations with the two directors of AmREIT who are not affiliated with Mr. Taylor (the "Independent Directors").

         The number of Shares issuable in the Merger to the Partnership equals the Partnership's NAV divided by the Exchange Price of $9.34. The Exchange Price was negotiated and agreed to by the General Partner and the Independent Directors based on the last public offering price of the Shares, $10.25, net of certain costs of that offering. However, the Shares are not publically traded and will not be listed for trading immediately after the Merger. Limited Partners should refer to the discussion in the Prospectus under the heading "THE MERGER--The Merger Consideration."

         Calculated as if the Effective Date were June 30, 1998, AmREIT is offering 2,645.11 Shares or, subject to the Note Restriction, a Note in the principal amount of $24,705.33, in consideration for each Unit of the
Partnership. The following table sets forth the methodology utilized in determining the number of Shares and Notes being offered by AmREIT for each
Unit:


Net Asset Value:
   Value of Properties:(1)
   Goodyear Tire, Marsh Lane (Dallas, TX) (74.72%)                     $490,000
   Goodyear Tire, Hillcrest (Dallas, TX) (100%)                         600,000
                                                                        -------
   Negotiated Price                                                  $1,090,000
   Net Cash(2)                                                          $20,492
   Other Assets                                                             ---
   Other Liabilities                                                        ---
                                                                      ---------
   Net Asset Value of Partnership(3)                                 $1,110,492
   Percentage of Aggregate Net Asset Value of All Partnerships            3.95%
   Net Asset Value Per Original Investment of $1,000(4)                 $823.51
                                                                         ------
Allocation of Shares Received in Merger:
   Number of Shares Allocable to Partnership                            118,896
   Percentage of Total Shares to be Issued in the Merger                  3.95%
   Percentage of Total Shares of AmREIT After the Merger                  2.07%
   Allocation of Shares to Limited Partners                             117,707
   Allocation of Shares to General Partners(5)                            1,189
                                                                          -----
   Allocation of Shares per Unit                                       2,645.11
   Allocation of Shares Per Original Investment of $1,000(4)              88.17
   Maximum Total Outstanding Shares in AmREIT After the Merger(6)     5,742,873
                                                                      ---------
Notes Offered in Merger:
   Maximum Principal Amount Offered to Partnership                     $388,672
   Principal Amount of Note Offered per Unit                         $24,705.33
   Principal Amount of Note Offered per Original Investment
   of $1,000(4)                                                         $823.51

Return to Limited Partners Per $1,000 of Adjusted Capital From
Shares(7):
   Return From Merger per $1,000 of Adjusted Capital based on           $894.47
   Exchange Price(8)

   Total Return from Merger based on Exchange Price plus Cumulative   $1,581.60
   Distributions through 6/30/1998 per $1,000 of Adjusted Capital

   Total Return from Merger based on Exchange Price plus Cumulative     158.16%
   Distributions through 6/30/1998 as a Percentage of Adjusted
   Capital

   Return From Merger per $1,000 of Adjusted Capital based on $10.25    $981.62
   Share Price(9)

(1)      Percentage of property owned by Partnership shown in parentheses.

(2) Net Cash is the excess, if any, of the Partnership's cash and accounts receivable over its debt.

(3)      Net Asset Value equals Negotiated Price of property plus Net Cash.

(4) "Per Original Investment of $1,000" is computed by dividing the Limited Partners' allocable share of such amount by the Limited Partners' original capital of the Partnership (the Partnership's "Original Capital") and multiplying the result by 1,000.

(5) The general partners of the Partnership have agreed to waive any right to receive Shares to which they may otherwise have been entitled in the Merger other than with respect to their unsubordinated 1% interest in Partnership distributions. The general partners will not be receiving any other compensation or reimbursement for claims against or interests in the Partnership.

(6) Calculated as if the Effective Date were June 30, 1998. Assumes 100% participation of the Partnerships and that no Notes are issued. Includes portion of Share Balance from Adviser Acquisition issuable to Mr. Taylor upon consummation of Merger.

(7) Adjusted Capital equals a Limited Partner's original invested capital less cumulative distributions constituting a return of capital under the Partnership Agreement.

(8)      Shares valued at $9.34 per Share.

(9)      $10.25 is the most recent public offering price of the Shares.


                    CONSIDERATIONS UNIQUE TO THE PARTNERSHIP

         Due to the substantial similarities among the Partnerships, such as their similar investment portfolios and property locations, common investment objectives and policies, similar financial condition, the fact that the Partnerships' assets are managed by AmREIT or its Affiliates and substantial similarities in the language and scope of their Partnership Agreements, many of the consequences of participating in the Merger are common to the Limited Partners of each of the Partnerships. The purpose of this section is, however, to highlight features of the Partnership which may distinguish the situation of the Partnership from that of the other Partnerships and which should be taken into account by the Limited Partners when evaluating the merits and risks of the proposed Merger.

         Special Considerations Regarding Partnership Properties. Unless the Limited Partners approve the Merger, the General Partner will continue the Partnership in accordance with its current investment strategies and objectives described below. At the time of the Partnership's formation, the General Partner anticipated the liquidation of its portfolio and distribution of the net proceeds from the sale of the properties to the Limited Partners within 8 to 12 years after the acquisition of the properties. Based on the completion of the acquisition of the Partnership's portfolio in 1991, it was anticipated that liquidation of the portfolio would begin by 2003. However, the Partnership's ability to achieve its goals will be influenced by the following factors. See "THE PARTNERSHIPS--Properties" in the Prospectus for additional information regarding the Partnership's portfolio.

                  Expiration of Leases. One of the leases on the Partnership's properties expires in February 2000 and the other expires in 2005. When the leases on the Partnership's properties expire, the tenants may elect not to renew their leases or to renew their leases only if the Partnership makes significant improvements to the property. Should tenants fail to renew their leases, the Partnership would be required to find new tenants and would likely incur significant additional expense by reason of temporary vacancy and/or significant rehabilitation and/or tenant improvement costs.

                  Concentration of Investment. The Partnership has concentrated its investments in 2 properties. If a vacancy or other interruption of rents occur in one or more of these properties, the distributions of the Partnership may be significantly reduced. The Partnership has also concentrated its investments in a limited geographic area. If conditions in this area deteriorate, the Partnership may experience more difficulty in re-leasing its properties than it would experience if the properties were more geographically diversified.

                  Co-ownership of Property. The Partnership owns 1 of its 2 properties in co-ownership with Fund VIII. While the Partnership owns 74.72% of this property, it is, as a practical matter, dependent upon the consent and cooperation of the minority co-owner to sell or re-lease the property. Therefore, there is no assurance that the co-owner will agree to the sale or re-lease of the property at such time or under the terms the Partnership may desire.

                  Possible Need for Additional Capital. The Limited Partners may
be required to contribute additional capital and/or approve Partnership borrowings in order to finance future lease renewal or re-leasing costs as described above. Moreover, without an economically desirable lease in place, the Partnership could not expect to realize an attractive price for the sale of its properties.

         Merger is a Taxable Event. Limited Partners will realize a gain on the Merger in an amount equal to their allocable share of the excess of the sum of the fair market value of the Shares received by the Partnership over the Partnership's adjusted tax basis of its assets. In general, Limited Partners can expect to pay tax on this gain at long term capital gains rates. Approximately 36% of the gain will be taxable at the 20% rate and 64% will be taxable at the 25% rate. Assuming that the value of the Shares reflects the Net Asset Values of the assets acquired in the Merger, if the Partnership participates in the Merger, each of its Limited Partners would have recognized taxable gain of approximately 9% (as of June 30, 1998) for every Unit held, representing an original investment of $30,000. Those Limited Partners who have owned their Units since the inception of the Partnership can expect to recognize a taxable gain of approximately $600 per Unit as a result of the Merger. The actual amount of gain recognized by each Limited Partner will depend upon the value ascribed to the Shares for federal tax purposes. Because the Shares will not be publically traded immediately after the Merger, and the 1998 operating results have not been included, it is possible that the value of the Shares used for purposes of calculating the taxable income (or loss) and the taxable income (or loss) per Unit will differ from the calculation stated above.

The Partnership's federal income tax returns are subject to review and possible adjustment by the Internal Revenue Service. Under federal income tax laws, regulations and administrative rulings, certain types of transactions may be accorded varying interpretations. Accordingly, the Partnership's financial statements, as well as the individual tax returns of the partners, may be changed to cause them to conform to the tax treatment resulting from such review, if any.

         Investment Strategy. Each of the properties is currently fully leased to a single tenant; however, as described above, these leases expire at varying times in the future. The Partnership is not authorized to raise additional capital or borrow funds. The Partnership has a history of making regular quarterly distributions to its Limited Partners. See "Miscellaneous -- Distributions to Limited Partners" below in this Supplement. The Partnership's strategy is to continue to hold its properties with a view towards liquidating them at such times as the General Partner deems beneficial and appropriate in a manner consistent with the Partnership's investment objectives. The principal investment objectives of the Partnership are to (i) preserve and protect the Limited Partners' capital; (ii) provide the Limited Partners with quarterly cash distributions from operations; (iii) obtain long-term appreciation in the value of its properties; and (iv) provide increased cash distributions to the Limited Partners as the cash flow from its investments increases over the life of the Partnership. The Partnership acquired each of its properties for cash and without the use of borrowed funds (leverage).

         Management Compensation. The Partnership has no employees as its operations are managed by AmREIT. Under the Omnibus Services Agreement, pursuant to which AmREIT manages the operations of the Partnership, AmREIT is entitled to annual property management fees equal to 3% of gross rental revenues. Also, the Omnibus Services Agreement provides for payment of reimbursement fees of up to 6% of the Partnership's gross rental revenues. This relationship will terminate after the Merger if the Partnership merges into AmREIT. If the Partnership participates in the Merger, neither AmREIT nor the General Partner or any of their Affiliates will receive any compensation for services rendered in connection with the Merger.

         Offers From Third Parties. No offers on the Partnership's properties have been received during the past twelve months by the General Partner from unaffiliated third parties. See "THE MERGER-Acquisition Proposals" in the Prospectus.


                          FAIRNESS OF THE MERGER

         Based upon his analysis of the Merger, the General Partner reasonably believes that:

         (1) The terms of the Merger, when considered as a whole, are fair to the Limited Partners;

         (2) The Shares offered in exchange for the Units constitute fair consideration for the Units of the Limited Partners; and

         (3) After comparing the potential benefits and detriments of the Merger with those of several alternatives, the Merger is more attractive to the Limited Partners than such alternatives.

         THE GENERAL PARTNER REASONABLY BELIEVES THAT THE TERMS OF THE MERGER AGREEMENT, INCLUDING THE CONSIDERATION TO BE RECEIVED BY THE LIMITED PARTNERS IN CONNECTION WITH THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF THE LIMITED PARTNERS. ACCORDINGLY, THE GENERAL PARTNER HAS APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT THE LIMITED PARTNERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND AMENDMENT OF THE PARTNERSHIP AGREEMENT.

         The General Partner's determination is based upon the transaction as a whole, as well as the combination of less than all Partnerships, because the Partnership's value for the purposes of the Merger is its Net Asset Value. The General Partner believes that Net Asset Value is a reasonable estimate of the value of each Partnership for the Merger as it is directly derived from the value of the Partnership's net assets at the Effective Date, independent of the valuations of the assets of the other Partnerships. The General Partner also believes the Exchange Price, the value on which Shares will be issued to the Partnership in the Merger, is a reasonable estimate of the value of the Shares based on the last public offering price of the Shares and within the overall context of the Merger. See "THE MERGER - The General Partner's Reasons and Recommendations for the Merger."

         Fairness Opinion. The General Partners, on behalf of the Partnership, retained Houlihan to render an opinion as to whether the consideration to be received by the Limited Partners in connection with the Merger was fair, from a financial point of view, to the Limited Partners. Houlihan was not requested to, and did not make, any recommendation to the Partnerships as to the consideration to be received by the Limited Partners in connection with the Merger, which consideration was determined through negotiations between the common management of the Partnerships and AmREIT. The General Partner retained Houlihan to render its fairness opinion based upon Houlihan's experience in the valuation of businesses and their securities in connection with mergers and acquisitions, and valuations for corporate purposes especially with respect to REITs and other real estate companies. Houlihan delivered its written opinion, dated June 1, 1998, to the General Partner, to the effect that, as of the date of such opinion, based on Houlihan's review and subject to the limitations described in the Prospectus, the consideration to be received by the Limited Partners in connection with the Merger is fair, from a financial point of view, to the
Limited Partners. The Houlihan Fairness Opinion does not constitute a recommendation to any Limited Partner as to how any such Limited Partner should vote on the Merger. See "FAIRNESS OPINIONS--The Houlihan Fairness Opinion."

         Comparison of Benefits and Detriments. The General Partner's assessment of the fairness of the proposed Merger was based on the review of different alternatives that were available. The evaluations of the different alternatives included, but were not limited to, a strategic combination with a publicly traded REIT to take advantage of the growth of the REIT industry and real estate markets in general, completely liquidating the Partnership, continuing the Partnership or reorganizing the Partnership into a REIT. In order to determine whether the Merger or one of its alternatives would be more attractive to the Limited Partners, the General Partner compared the potential benefits and detriments of the Merger with the potential benefits and detriments of these alternatives. A detailed discussion of the potential benefits and detriments of each of these alternatives is provided in "THE MERGER -- The General Partners' Reasons and Recommendation for the Merger" and "-- Alternatives to the Merger" in the Prospectus.

         In the event the Merger is not consummated for any reason, the Partnership will continue to pursue its business objectives of maximizing the value of its properties, in addition to the possible liquidation of its portfolio, another strategic combination or another attractive alternative that may become available.


               COMPARATIVE COMPENSATION, FEES AND DISTRIBUTIONS
         COMPENSATION PAID TO THE GENERAL PARTNER AND HIS AFFILIATES

         This section is intended to provide Limited Partners with a brief comparison of the compensation, fees and distributions paid to the General Partner and his Affiliates under the Partnership's current arrangements with those that would have been paid had the Merger been in place. The following table sets forth the compensation, fees and distributions by the Partnership to the General Partner and his Affiliates during the two most recent fiscal years and the six-month period ended June 30, 1998 and compares those payments against the amount that would have been paid assuming the Merger had occurred January 1, 1996.


                                              YEAR ENDED DECEMBER 31,

                                                                                     Six Months Ended
                                      1996                       1997                  June 30, 1998
                                      ----                       ----                  -------------
                             Actual     Pro Forma       Actual      Pro Forma       Actual     Pro Forma


Administrative Reimb.(1)     $2,820     $6,415          $2,820      $6,386          $1,410     $3,208
Cash Distributions(2)           960        767             960         783             480        392
General Partner Salary(3)       ---        518             ---         621             ---        311

(1) An AmREIT subsidiary receives administrative reimbursements of up to 6% of gross rental revenues from the properties. No other fees, salaries or other compensation were paid by the Partnership to its general partner or its affiliates during these periods.

(2) Includes all cash distributions made to Mr. Taylor and his affiliates resulting from ownership of Units and general partner interests. Mr.
         Taylor's employment agreement with AmREIT provides for a fixed base salary of $25,000 and $30,000 per annum for 1998 and 1999 respectively, which amounts will not increase as a result of the Merger.

(3) Mr. Taylor's salary represents the total salary and benefits Mr. Taylor is currently entitled to receive as an officer and director of AmREIT allocated to the Partnership based on the percentage of shares of AmREIT to be owned by the Limited Partners immediately after the Merger. No other affiliate of the general partners of the Partnership will receive compensation from AmREIT upon completion of the Merger.



New Compensation

         AmREIT will internally manage and lease the properties obtained by AmREIT from the Partnership pursuant to the Merger. The terms of this engagement will be substantially similar to the terms governing the management arrangements that AmREIT typically uses in managing its current properties.


                             MISCELLANEOUS

Distributions to Limited Partners

         Set forth below are distributions per Unit made by the Partnership to the Limited Partners during the most recent five fiscal years and the most recently completed interim period. Also see "THE PARTNERSHIPS - Partnership Distributions" in the Prospectus.


                                                                                          Six Months Ended
                                          1993     1994      1995      1996      1997      June 30, 1998
                                          ----     ----      ----      ----      ----       -------------


Distributions                             $2,256   $2,256    $2,256    $2,256    $2,256      $1,128
Portion of Distribution That Was a           ---      ---       ---       ---       ---         ---
Return of Capital(1)

(1)      Distributions treated as a return of capital under the Partnership
         Agreement.

----------------------

                                      -12-

Financial Information

         Rental income statements for the properties of the Partnership for the years ended December 31, 1997 and 1996 and certain pro forma financial statements with respect to the Partnership are set forth in "The Unaudited Pro Forma Financial Information" and "INDEX TO FINANCIAL INFORMATION" in the Prospectus.

List of Investors

         Under the Partnership Agreement and Texas state law, a Limited Partner may obtain a list of the names, addresses and number of Units owned by the other Limited Partners entitled to so vote on the Merger by making written request therefor from the General Partner, c/o Timothy W. Kelley, AmREIT, Inc., Eight Greenway Plaza, Suite 824, Houston, Texas 77046. At the time of making the request, the requesting Limited Partner must submit $10.00 in payment for the costs of copying and mailing the list and, if the Units are held through a nominee, provide the Partnership with a statement from the nominee or other independent third party confirming such Limited Partner's beneficial ownership. A Limited Partner is only entitled to the foregoing information with respect to the Partnership in which the Limited Partner holds Units. See "CONSENT PROCEDURES" in the Prospectus.


End of Partnership Supplement for AAA Net Realty Fund GoodYear, Ltd.

Dear Fund III Partner:

The Joint Proxy and Consent Solicitation Statement and Prospectus that accompanies this letter describes the offer by AmREIT, Inc., to exchange your Limited Partnership investment for AmREIT's Shares or Notes. Please read it carefully.

The purpose of this letter is to address the unique aspects of the Merger as it relates to your investment in Fund III, specifically. Let me start by saying that we are proud of the job we have done helping you manage the investments represented by your partnership investment. We are proud of the steady, consistent returns we have produced by implementing a conservative, risk averse investment style, even in a volatile market. Management firmly believes the Merger is the best choice to continue this track record into the future. To date we have returned distributions equaling 122% of your original investment. Based on the most recent AmREIT share offering price, this Merger results in investors receiving over 259% of their Adjusted Capital back in the form of shares and cumulative distributions.

                             [ TOTAL RETURN TABLE ]

AmREIT, like your partnership, was formed by American Asset Advisers Realty Company. It has invested in freestanding net leased properties and has paid dividends every quarter since its creation. Our analysis of other companies similar to AmREIT shows their great success as they completed transactions similar to the one we are recommending. We believe the best interests of the limited partners are well served by approving this offer and accepting shares. In making your decision, please consider the following:

  o Your distributions will increase. Your Partnership now pays $96.53 per year per $1,000 of Adjusted Capital. The distributions from the AmREIT Shares offered currently equal $97.11 per $1,000 of Adjusted Capital. AmREIT owns properties, collects rents and pays distributions very similar to your Partnership. It has been successful in increasing the distributions on its Shares every quarter since it was formed. Unlike the Partnership, it can (and does) earn additional revenues from other sources that allow it to continue to grow its distributions in the future.

  o The merger is an opportunity to gain greater diversification. Your partnership has only 3 properties and all are located in a single city. The effect of an economic downturn in this market could be negative on distributions, especially if it coincided with a lease expiration.

  o The individual properties are nearing the end of their lease term and may need to be re-leased. The lease that produces 51% of our rents comes up for renewal within 2 years. This tenant has announced its intention to close many of its branches in Texas although it has not identified any of the specific locations. Leases that represent over 67% of rents come up for renewal within 4 years. We have been fortunate in our re-leasing success in the past. We should not, however, depend on this continuing forever. If significant re-leasing, remodeling or vacancy expenses occur, partnership distributions may be reduced, perhaps eliminated, or a cash call made to limited partners. The proposed Merger will allow you to own a more diversified, newer portfolio consisting of over 40 properties and 22 tenants located across the U.S.

  o The price being offered is fair. Our experience with freestanding net lease transactions spans over 20 years and includes over 200 commercial transactions. We are presented numerous offers of similar properties each week. We see the prices that the market places on this type of property. The opinion of one of the nation's most prestigious valuation firms confirms our view that the price offered is fair and appropriate.

I have spoken with many limited partners. The vast majority want to continue the income stream produced by their investment and want to have liquidity. This Merger produces the best possibility for both of these outcomes in the opinion of your General Partner.

The General Partner strongly recommends that you vote "YES" for the Merger and accept Shares.

Please call me directly if you have any questions or concerns at 1-800-888-4400 ext. 26. If you need any help preparing you Ballot, please let me know.

Sincerely,


Timothy W. Kelley
Vice President

Dear Fund IV Partner:

The Joint Proxy and Consent Solicitation Statement and Prospectus that accompanies this letter describes the offer by AmREIT, Inc., to exchange your Limited Partnership investment for AmREIT's Shares or Notes. Please read it carefully.

The purpose of this letter is to address the unique aspects of the Merger as it relates to your investment in Fund IV, specifically. Let me start by saying that we are proud of the job we have done helping you manage the investments represented by your partnership investment. We are proud of the steady, consistent returns we have produced by implementing a conservative, risk averse investment style, even in a volatile market. Management firmly believes the Merger is the best choice to continue this track record into the future. To date we have returned distributions equaling 77% of your original investment. Based on the most recent AmREIT share offering price, this Merger results in investors receiving over 170% of their Adjusted Capital back in the form of shares and cumulative distributions.


                             [ TOTAL RETURN TABLE ]

AmREIT, like your partnership, was formed by American Asset Advisers Realty Company. It has invested in freestanding net leased properties and has paid dividends every quarter since its creation. Our analysis of other companies similar to AmREIT shows their great success as they completed transactions similar to the one we are recommending. We believe the best interests of the limited partners are well served by approving this offer and accepting shares. In making your decision, please consider the following:

  o Your distributions will increase. Your Partnership now pays $62.00 per year per $1,000 of Adjusted Capital. The distributions from the AmREIT Shares offered currently equal $66.11 per $1,000 of Adjusted Capital. AmREIT owns properties, collects rents and pays distributions very similar to your Partnership. It has been successful in increasing the distributions on its Shares every quarter since it was formed. Unlike the Partnership, it can (and does) earn additional revenues from other sources that allow it to continue to grow its distributions in the future.

  o The merger is an opportunity to gain greater diversification. Your partnership owns only 1 property and mortgage on another, both located in a single market. The effect of an economic downturn in this region could be negative on distributions, especially if it coincided with a lease expiration.

  o The individual properties are nearing the end of their lease term and may need to be re-leased. The remaining lease comes up for renewal within 4 years. We have been fortunate in our re-leasing success in the past. We should not, however, depend on this continuing forever. If significant re-leasing, remodeling or vacancy expenses occur, partnership distributions may be reduced, perhaps eliminated, or a cash call made to limited partners. The proposed Merger will allow you to own a more diversified, newer portfolio consisting of over 40 properties and 22 tenants located across the U.S.

  o The price being offered is fair. Our experience with freestanding net lease transactions spans over 20 years and includes over 200 commercial transactions. We are presented numerous offers of similar properties each week. We see the prices that the market places on this type of property. The opinion of one of the nation's most prestigious valuation firms confirms our view that the price offered is fair and appropriate.

I have spoken with many limited partners. The vast majority want to continue the income stream produced by their investment and want to have liquidity. This Merger produces the best possibility for both of these outcomes in the opinion of your General Partner.

The General Partner strongly recommends that you vote "YES" for the Merger and accept Shares.

Please call me directly if you have any questions or concerns at 1-800-888-4400 ext. 26. If you need any help preparing you Ballot, please let me know.

Sincerely,


Timothy W. Kelley
Vice President

Dear Fund V Partner:

The Joint Proxy and Consent Solicitation Statement and Prospectus that accompanies this letter describes the offer by AmREIT, Inc., to exchange your Limited Partnership investment for AmREIT's Shares or Notes. Please read it carefully.

The purpose of this letter is to address the unique aspects of the Merger as it relates to your investment in Fund V, specifically. Let me start by saying that we are proud of the job we have done helping you manage the investments represented by your partnership investment. We are proud of the steady, consistent returns we have produced by implementing a conservative, risk averse investment style, even in a volatile market. Management firmly believes the Merger is the best choice to continue this track record into the future. To date we have returned distributions equaling 95% of your original investment. Based on the most recent AmREIT share offering price, this Merger results in investors receiving over 200% of their Adjusted Capital back in the form of shares and cumulative distributions.

                             [ TOTAL RETURN TABLE ]

AmREIT, like your partnership, was formed by American Asset Advisers Realty Company. It has invested in freestanding net leased properties and has paid dividends every quarter since its creation. Our analysis of other companies similar to AmREIT shows their great success as they completed transactions similar to the one we are recommending. We believe the best interests of the limited partners are well served by approving this offer and accepting shares. In making your decision, please consider the following:

  o Your distributions will continue. AmREIT owns properties, collects rents and pays distributions very similar to your Partnership. It has been successful in increasing the distributions on its Shares every quarter since it was formed. Unlike the Partnership, it can (and does) earn additional revenues from other sources that allow it to continue to grow its distributions. Although the distribution on the Units you exchange will be somewhat less initially, AmREIT expects to increase its distributions in the future.

  o The merger is an opportunity to gain greater diversification. Your partnership has only 3 properties, each a partial interest, and all located in a single market. The effect of an economic downturn in this region could be negative on distributions, especially if it coincided with a lease expiration.

  o The individual properties are nearing the end of their lease term and may need to be re-leased. The lease that produces 48% of our rents comes up for renewal within 2 years. Leases that represent over 88% of rents come up for renewal within 5 years. We have been fortunate in our re-leasing success in the past. We should not, however, depend on this continuing forever. If significant re-leasing, remodeling or vacancy expenses occur, partnership distributions may be reduced, perhaps eliminated, or a cash call made to limited partners. The proposed Merger will allow you to own a more diversified, newer portfolio consisting of over 40 properties and 22 tenants located across the U.S.

  o The price being offered is fair. Our experience with freestanding net lease transactions spans over 20 years and includes over 200 commercial transactions. We are presented numerous offers of similar properties each week. We see the prices that the market places on this type of property. The opinion of one of the nation's most prestigious valuation firms confirms our view that the price offered is fair and appropriate.

I have spoken with many limited partners. The vast majority want to continue the income stream produced by their investment and want to have liquidity. This Merger produces the best possibility for both of these outcomes in the opinion of your General Partner.

The General Partner strongly recommends that you vote "YES" for the Merger and accept Shares.

Please call me directly if you have any questions or concerns at 1-800-888-4400 ext. 26. If you need any help preparing you Ballot, please let me know.

Sincerely,


Timothy W. Kelley
Vice President

Dear Fund VI Partner:

The Joint Proxy and Consent Solicitation Statement and Prospectus that accompanies this letter describes the offer by AmREIT, Inc., to exchange your Limited Partnership investment for AmREIT's Shares or Notes. Please read it carefully.

The purpose of this letter is to address the unique aspects of the Merger as it relates to your investment in Fund VI, specifically. Let me start by saying that we are proud of the job we have done helping you manage the investments represented by your partnership investment. We are proud of the steady, consistent returns we have produced by implementing a conservative, risk averse investment style, even in a volatile market. Management firmly believes the Merger is the best choice to continue this track record into the future. To date we have returned distributions equaling 85% of your original investment. Based on the most recent AmREIT share offering price, this Merger results in investors receiving over 192% of their Adjusted Capital back in the form of shares and cumulative distributions.

                             [ TOTAL RETURN TABLE ]

AmREIT, like your partnership, was formed by American Asset Advisers Realty Company. It has invested in freestanding net leased properties and has paid dividends every quarter since its creation. Our analysis of other companies similar to AmREIT shows their great success as they completed transactions similar to the one we are recommending. We believe the best interests of the limited partners are well served by approving this offer and accepting shares. In making your decision, please consider the following:

  o Your distributions will continue. AmREIT owns properties, collects rents and pays distributions very similar to your Partnership. It has been successful in increasing the distributions on its Shares every quarter since it was formed. Unlike the Partnership, it can (and does) earn additional revenues from other sources that allow it to continue to grow its distributions. Although the distribution on the Units you exchange will be slightly less initially, AmREIT expects to increase its distributions in the future.

  o The merger is an opportunity to gain greater diversification. Your partnership has only 3 properties, each a partial interest, and all located in a single market. The effect of an economic downturn in this region could be negative on distributions, especially if it coincided with a lease expiration.

  o The individual properties are nearing the end of their lease term and may need to be re-leased. The lease that produces 51% of our rents comes up for renewal within 2 years. Leases that represent over 94% of rents come up for renewal within 5 years. We have been fortunate in our re-leasing success in the past. We should not, however, depend on this continuing forever. If significant re-leasing, remodeling or vacancy expenses occur, partnership distributions may be reduced, perhaps eliminated, or a cash call made to limited partners. The proposed Merger will allow you to own a more diversified, newer portfolio consisting of over 40 properties and 22 tenants located across the U.S.

  o The price being offered is fair. Our experience with freestanding net lease transactions spans over 20 years and includes over 200 commercial transactions. We are presented numerous offers of similar properties each week. We see the prices that the market places on this type of property. The opinion of one of the nation's most prestigious valuation firms confirms our view that the price offered is fair and appropriate.

I have spoken with many limited partners. The vast majority want to continue the income stream produced by their investment and want to have liquidity. This Merger produces the best possibility for both of these outcomes in the opinion of your General Partner.

The General Partner strongly recommends that you vote "YES" for the Merger and accept Shares.

Please call me directly if you have any questions or concerns at 1-800-888-4400 ext. 26. If you need any help preparing you Ballot, please let me know.

Sincerely,


Timothy W. Kelley
Vice President

Dear Fund VII Partner:

The Joint Proxy and Consent Solicitation Statement and Prospectus that accompanies this letter describes the offer by AmREIT, Inc., to exchange your Limited Partnership investment for AmREIT's Shares or Notes. Please read it carefully.

The purpose of this letter is to address the unique aspects of the Merger as it relates to your investment in Fund VII, specifically. Let me start by saying that we are proud of the job we have done helping you manage the investments represented by your partnership investment. We are proud of the steady, consistent returns we have produced by implementing a conservative, risk averse investment style, even in a volatile market. Management firmly believes the Merger is the best choice to continue this track record into the future. To date we have returned distributions equaling 81% of your original investment. Based on the most recent AmREIT share offering price, this Merger results in investors receiving over 182% of their Adjusted Capital back in the form of shares and cumulative distributions.

                             [ TOTAL RETURN TABLE ]

AmREIT, like your partnership, was formed by American Asset Advisers Realty Company. It has invested in freestanding net leased properties and has paid dividends every quarter since its creation. Our analysis of other companies similar to AmREIT shows their great success as they completed transactions similar to the one we are recommending. We believe the best interests of the limited partners are well served by approving this offer and accepting shares. In making your decision, please consider the following:

  o Your distributions will continue. AmREIT owns properties, collects rents and pays distributions very similar to your Partnership. It has been successful in increasing the distributions on its Shares every quarter since it was formed. Unlike the Partnership, it can (and does) earn additional revenues from other sources that allow it to continue to grow its distributions. Although the distribution on the Units you exchange will be somewhat less initially, AmREIT expects to increase its distributions in the future.

  o The merger is an opportunity to gain greater diversification. Your partnership has only 5 properties, 3 located on the same parcel, and all located in a single state. The effect of an economic downturn in this region could be negative on distributions, especially if it coincided with a lease expiration.

  o The individual properties are nearing the end of their lease term and may need to be re-leased. The leases that produce 16% of our rents come up for renewal within 3 years. Leases that represent over 67% of rents come up for renewal within 6 years. We have been fortunate in our re-leasing success in the past. We should not, however, depend on this continuing forever. If significant re-leasing, remodeling or vacancy expenses occur, partnership distributions may be reduced, perhaps eliminated, or a cash call made to limited partners. The proposed Merger will allow you to own a more diversified, newer portfolio consisting of over 40 properties and 22 tenants located across the U.S.

  o The price being offered is fair. Our experience with freestanding net lease transactions spans over 20 years and includes over 200 commercial transactions. We are presented numerous offers of similar properties each week. We see the prices that the market places on this type of property. The opinion of one of the nation's most prestigious valuation firms confirms our view that the price offered is fair and appropriate.

I have spoken with many limited partners. The vast majority want to continue the income stream produced by their investment and want to have liquidity. This Merger produces the best possibility for both of these outcomes in the opinion of your General Partner.

The General Partner strongly recommends that you vote "YES" for the Merger and accept Shares.

Please call me directly if you have any questions or concerns at 1-800-888-4400 ext. 26. If you need any help preparing you Ballot, please let me know.

Sincerely,


Timothy W. Kelley
Vice President

Dear Fund VIII Partner:

The Joint Proxy and Consent Solicitation Statement and Prospectus that accompanies this letter describes the offer by AmREIT, Inc., to exchange your Limited Partnership investment for AmREIT's Shares or Notes. Please read it carefully.

The purpose of this letter is to address the unique aspects of the Merger as it relates to your investment in Fund VIII, specifically. Let me start by saying that we are proud of the job we have done helping you manage the investments represented by your partnership investment. We are proud of the steady, consistent returns we have produced by implementing a conservative, risk averse investment style, even in a volatile market. Management firmly believes the Merger is the best choice to continue this track record into the future. To date we have returned distributions equaling 75% of your original investment. Based on the most recent AmREIT share offering price, this Merger results in investors receiving over 184% of their Adjusted Capital back in the form of shares and cumulative distributions.

                             [ TOTAL RETURN TABLE ]

AmREIT, like your partnership, was formed by American Asset Advisers Realty Company. It has invested in freestanding net leased properties and has paid dividends every quarter since its creation. Our analysis of other companies similar to AmREIT shows their great success as they completed transactions similar to the one we are recommending. We believe the best interests of the limited partners are well served by approving this offer and accepting shares. In making your decision, please consider the following:

  o Your distributions will continue. AmREIT owns properties, collects rents and pays distributions very similar to your Partnership. It has been successful in increasing the distributions on its Shares every quarter since it was formed. Unlike the Partnership, it can (and does) earn additional revenues from other sources that allow it to continue to grow its distributions. Although the distribution on the Units you exchange will be somewhat less initially, AmREIT expects to increase its distributions in the future.

  o The merger is an opportunity to gain greater diversification. Your partnership has only 7 properties, 5 are partially owned, and all are located in a single state. The effect of an economic downturn in this region could be negative on distributions, especially if it coincided with a lease expiration.

  o The individual properties are nearing the end of their lease term and may need to be re-leased. The leases that produce 24% of our rents come up for renewal within 3 years. We have been fortunate in our re-leasing success in the past. We should not, however, depend on this continuing forever. If significant re-leasing, remodeling or vacancy expenses occur, partnership distributions may be reduced, perhaps eliminated, or a cash call made to limited partners. The proposed Merger will allow you to own a more diversified, newer portfolio consisting of over 40 properties and 22 tenants located across the U.S.

  o The price being offered is fair. Our experience with freestanding net lease transactions spans over 20 years and includes over 200 commercial transactions. We are presented numerous offers of similar properties each week. We see the prices that the market places on this type of property. The opinion of one of the nation's most prestigious valuation firms confirms our view that the price offered is fair and appropriate.

I have spoken with many limited partners. The vast majority want to continue the income stream produced by their investment and want to have liquidity. This Merger produces the best possibility for both of these outcomes in the opinion of your General Partner.

The General Partner strongly recommends that you vote "YES" for the Merger and accept Shares.

Please call me directly if you have any questions or concerns at 1-800-888-4400 ext. 26. If you need any help preparing you Ballot, please let me know.

Sincerely,


Timothy W. Kelley
Vice President

Dear Fund IX Partner:

The Joint Proxy and Consent Solicitation Statement and Prospectus that accompanies this letter describes the offer by AmREIT, Inc., to exchange your Limited Partnership investment for AmREIT's Shares or Notes. Please read it carefully.

The purpose of this letter is to address the unique aspects of the Merger as it relates to your investment in Fund IX, specifically. Let me start by saying that we are proud of the job we have done helping you manage the investments represented by your partnership investment. We are proud of the steady, consistent returns we have produced by implementing a conservative, risk averse investment style, even in a volatile market. Management firmly believes the Merger is the best choice to continue this track record into the future. To date we have returned distributions equaling 58% of your original investment. Based on the most recent AmREIT share offering price, this Merger results in investors receiving over 159% of their Adjusted Capital back in the form of shares and cumulative distributions.

                             [ TOTAL RETURN TABLE ]

AmREIT, like your partnership, was formed by American Asset Advisers Realty Company. It has invested in freestanding net leased properties and has paid dividends every quarter since its creation. Our analysis of other companies similar to AmREIT shows their great success as they completed transactions similar to the one we are recommending. We believe the best interests of the limited partners are well served by approving this offer and accepting shares. In making your decision, please consider the following:

  o Your distributions will continue. AmREIT owns properties, collects rents and pays distributions very similar to your Partnership. It has been successful in increasing the distributions on its Shares every quarter since it was formed. Unlike the Partnership, it can (and does) earn additional revenues from other sources that allow it to continue to grow its distributions. Although the distribution on the Units you exchange will be somewhat less initially, AmREIT expects to increase its distributions in the future.

  o The merger is an opportunity to gain greater diversification. Your partnership has only 5 properties, 1 a partial interest, and 4 located in a single state. The effect of an economic downturn in this region could be negative on distributions, especially if it coincided with a lease expiration.

  o The individual properties are nearing the end of their lease term and may need to be re-leased. The lease that produces 15% of our rents comes up for renewal within 5 years. Over 36% of our rents come from one tenant in the casual dining industry. We have been fortunate in our re-leasing success in the past. We should not, however, depend on this continuing forever. If significant re-leasing, remodeling or vacancy expenses occur, partnership distributions may be reduced, perhaps eliminated, or a cash call made to limited partners. The proposed Merger will allow you to own a more diversified, newer portfolio consisting of over 40 properties and 22 tenants located across the U.S.

  o The price being offered is fair. Our experience with freestanding net lease transactions spans over 20 years and includes over 200 commercial transactions. We are presented numerous offers of similar properties each week. We see the prices that the market places on this type of property. The opinion of one of the nation's most prestigious valuation firms confirms our view that the price offered is fair and appropriate.

I have spoken with many limited partners. The vast majority want to continue the income stream produced by their investment and want to have liquidity. This Merger produces the best possibility for both of these outcomes in the opinion of your General Partner.

The General Partner strongly recommends that you vote "YES" for the Merger and accept Shares.

Please call me directly if you have any questions or concerns at 1-800-888-4400 ext. 26. If you need any help preparing you Ballot, please let me know.

Sincerely,


Timothy W. Kelley
Vice President

Dear Fund X Partner:

The Joint Proxy and Consent Solicitation Statement and Prospectus that accompanies this letter describes the offer by AmREIT, Inc., to exchange your Limited Partnership investment for AmREIT's Shares or Notes. Please read it carefully.

The purpose of this letter is to address the unique aspects of the Merger as it relates to your investment in Fund X, specifically. Let me start by saying that we are proud of the job we have done helping you manage the investments represented by your partnership investment. We are proud of the steady, consistent returns we have produced by implementing a conservative, risk averse investment style, even in a volatile market. Management firmly believes the Merger is the best choice to continue this track record into the future. To date we have returned distributions equaling 37% of your original investment. Based on the most recent AmREIT share offering price, this Merger results in investors receiving over 136% of their Adjusted Capital back in the form of shares and cumulative distributions.

                             [ TOTAL RETURN TABLE ]

AmREIT, like your partnership, was formed by American Asset Advisers Realty Company. It has invested in freestanding net leased properties and has paid dividends every quarter since its creation. Our analysis of other companies similar to AmREIT shows their great success as they completed transactions similar to the one we are recommending. We believe the best interests of the limited partners are well served by approving this offer and accepting shares. In making your decision, please consider the following:

  o Your distributions will continue. AmREIT owns properties, collects rents and pays distributions very similar to your Partnership. It has been successful in increasing the distributions on its Shares every quarter since it was formed. Unlike the Partnership, it can (and does) earn additional revenues from other sources that allow it to continue to grow its distributions. Although the distribution on the Units you exchange will be somewhat less initially, AmREIT expects to increase its distributions in the future.

  o The merger is an opportunity to gain greater diversification. Your partnership has only 8 properties, 3 of which are partial interests, and 4 are located in a single state. The effect of an economic downturn in this region could be negative on distributions, especially if it coincided with a lease expiration.

  o The individual properties are nearing the end of their lease term and may need to be re-leased. One of the tenants has announced it will be dissolved by December 1998. The leases that produce 24% of our rents come up for renewal within 6 years. Leases that represent over 39% of rents come up for renewal within 7 years. We have been fortunate in our re-leasing success in the past. We should not, however, depend on this continuing forever. If significant re-leasing, remodeling or vacancy expenses occur, partnership distributions may be reduced, perhaps eliminated, or a cash call made to limited partners. The proposed Merger will allow you to own a more diversified, newer portfolio consisting of over 40 properties and 22 tenants located across the U.S.

  o The price being offered is fair. Our experience with freestanding net lease transactions spans over 20 years and includes over 200 commercial transactions. We are presented numerous offers of similar properties each week. We see the prices that the market places on this type of property. The opinion of one of the nation's most prestigious valuation firms confirms our view that the price offered is fair and appropriate.

I have spoken with many limited partners. The vast majority want to continue the income stream produced by their investment and want to have liquidity. This Merger produces the best possibility for both of these outcomes in the opinion of your General Partner.

The General Partner strongly recommends that you vote "YES" for the Merger and accept Shares.

Please call me directly if you have any questions or concerns at 1-800-888-4400 ext. 26. If you need any help preparing you Ballot, please let me know.

Sincerely,


Timothy W. Kelley
Vice President

Dear Fund XI Partner:

The Joint Proxy and Consent Solicitation Statement and Prospectus that accompanies this letter describes the offer by AmREIT, Inc., to exchange your Limited Partnership investment for AmREIT's Shares or Notes. Please read it carefully.

The purpose of this letter is to address the unique aspects of the Merger as it relates to your investment in Fund XI, specifically. Let me start by saying that we are proud of the job we have done helping you manage the investments represented by your partnership investment. We are proud of the steady, consistent returns we have produced by implementing a conservative, risk averse investment style, even in a volatile market. Management firmly believes the Merger is the best choice to continue this track record into the future. To date we have returned distributions equaling 19% of your original investment. Based on the most recent AmREIT share offering price, this Merger results in investors receiving over 119% of their Adjusted Capital back in the form of shares and cumulative distributions.

                             [ TOTAL RETURN TABLE ]

AmREIT, like your partnership, was formed by American Asset Advisers Realty Company. It has invested in freestanding net leased properties and has paid dividends every quarter since its creation. Our analysis of other companies similar to AmREIT shows their great success as they completed transactions similar to the one we are recommending. We believe the best interests of the limited partners are well served by approving this offer and accepting shares. In making your decision, please consider the following:

  o Your distributions will continue. AmREIT owns properties, collects rents and pays distributions very similar to your Partnership. It has been successful in increasing the distributions on its Shares every quarter since it was formed. Unlike the Partnership, it can (and does) earn additional revenues from other sources that allow it to continue to grow its distributions. Although the distribution on the Units you exchange will be somewhat less initially, AmREIT expects to increase its distributions in the future.

  o The merger is an opportunity to gain greater diversification. Your partnership has only 7 properties, 3 are partial interests, and 3 are located in Texas or Louisiana. The effect of an economic downturn in this region could be negative on distributions, especially if it coincided with a lease expiration.

  o Some individual properties have risks that may require them to be re-leased. The leases that produce 33% of our rents come from a single industry, video rental. This industry is subject to technological developments that could effect its viability. We have been fortunate in our re-leasing success in the past. We should not, however, depend on this continuing forever. If significant re-leasing, remodeling or vacancy expenses occur, partnership distributions may be reduced, perhaps eliminated, or a cash call made to limited partners. The proposed Merger will allow you to own a more diversified, newer portfolio consisting of over 40 properties and 22 tenants located across the U.S.

  o The price being offered is fair. Our experience with freestanding net lease transactions spans over 20 years and includes over 200 commercial transactions. We are presented numerous offers of similar properties each week. We see the prices that the market places on this type of property. The opinion of one of the nation's most prestigious valuation firms confirms our view that the price offered is fair and appropriate.

I have spoken with many limited partners. The vast majority want to continue the income stream produced by their investment and want to have liquidity. This Merger produces the best possibility for both of these outcomes in the opinion of your General Partner.

The General Partner strongly recommends that you vote "YES" for the Merger and accept Shares.

Please call me directly if you have any questions or concerns at 1-800-888-4400 ext. 26. If you need any help preparing you Ballot, please let me know.

Sincerely,


Timothy W. Kelley
Vice President

Dear AAA Goodyear Partner:

The Joint Proxy and Consent Solicitation Statement and Prospectus that accompanies this letter describes the offer by AmREIT, Inc., to exchange your Limited Partnership investment for AmREIT's Shares or Notes. Please read it carefully.

The purpose of this letter is to address the unique aspects of the Merger as it relates to your investment in AAA Goodyear, specifically. Let me start by saying that we are proud of the job we have done helping you manage the investments represented by your partnership investment. We are proud of the steady, consistent returns we have produced by implementing a conservative, risk averse investment style, even in a volatile market. Management firmly believes the Merger is the best choice to continue this track record into the future. To date we have returned distributions equaling 62% of your original investment. Based on the most recent AmREIT share offering price, this Merger results in investors receiving over 160% of their Adjusted Capital back in the form of shares and cumulative distributions.

AmREIT, like your partnership, was formed by American Asset Advisers Realty Company. It has invested in freestanding net leased properties and has paid dividends every quarter since its creation. Our analysis of other companies similar to AmREIT shows their great success as they completed transactions similar to the one we are recommending. We believe the best interests of the limited partners are well served by approving this offer and accepting shares. In making your decision, please consider the following:

  o Your distributions will continue. AmREIT owns properties, collects rents and pays distributions very similar to your Partnership. It has been successful in increasing the distributions on its Shares every quarter since it was formed. Unlike the Partnership, it can (and does) earn additional revenues from other sources that allow it to continue to grow its distributions. Although the distribution on the Units you exchange will be somewhat less initially, AmREIT expects to increase its distributions in the future.

  o The merger is an opportunity to gain greater diversification. Your partnership has only 2 properties, 1 partially owned, and both located in a single city. The effect of an economic downturn in this market could be negative on distributions, especially if it coincided with a lease expiration.

  o The individual properties are nearing the end of their lease term and may need to be re-leased. The lease that produces 55% of our rents comes up for renewal within 2 years. Both leases, representing 100% of rents, come up for renewal within 6 years. We have been fortunate in our re-leasing success in the past. We should not, however, depend on this continuing forever. If significant re-leasing, remodeling or vacancy expenses occur, partnership distributions may be reduced, perhaps eliminated, or a cash call made to limited partners. The proposed Merger will allow you to own a more diversified, newer portfolio consisting of over 40 properties and 22 tenants located across the U.S.

  o The price being offered is fair. Our experience with freestanding net lease transactions spans over 20 years and includes over 200 commercial transactions. We are presented numerous offers of similar properties each week. We see the prices that the market places on this type of property. The opinion of one of the nation's most prestigious valuation firms confirms our view that the price offered is fair and appropriate.

I have spoken with many limited partners. The vast majority want to continue the income stream produced by their investment and want to have liquidity. This Merger produces the best possibility for both of these outcomes in the opinion of your General Partner.

The General Partner strongly recommends that you vote "YES" for the Merger and accept Shares.

Please call me directly if you have any questions or concerns at 1-800-888-4400 ext. 26. If you need any help preparing you Ballot, please let me know.

Sincerely,


Timothy W. Kelley
Vice President

                                  AmREIT, Inc.
                                     BALLOT
               Special meeting of Shareholders December __ , 1998

The undersigned shareholders of AmREIT, Inc., a Maryland Corporation, hereby acknowledges the receipt of the Notice of Special Meeting of Shareholders and the Joint Proxy and Consent Solicitation Statement and Prospectus for the Special Meeting of Shareholders to be held on December __ , 1998 at 10:00 a.m., local time, at 8 Greenway Plaza, Suite 824, Houston, Texas, and hereby appoints Timothy W. Kelley proxy and attorney-in-fact with full power of substitution, on behalf of the undersigned, to represent the undersigned at said Special Meeting and any adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.


             PLEASE VOTE TODAY AND AVOID THE COST OF RE-SOLICITATION

          (Continued and to be dated and signed on the reverse side.)


                                             AmREIT, Inc.
                                             P.O. BOX 11088
                                             NEW YORK, N.Y.  10203-0088
_____________________________________________________________________________


                               Independent Directors
                                     Recommend

To Approve the Merger and the        YES            YES ( ) NO ( ) ABSTAIN ( )
Amendments to the Bylaws to
effect the Merger.


This Proxy will be voted as directed or, if no direction is indicated, voted for the Merger and as said proxies deem advisable.

If you have questions about completing this ballot, contact Tim Kelley at 800-888-4400 ext. 26.

Changes of Address and or Comments Mark Here ( )

Note: Please sign exactly as shown at left. If stock is jointly held each owner should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should indicate their fiduciary capacity and full title when signing.

Dated : __________ , 1998

Signed: _______________

______________________

Votes must be indicated (X) in Black or Blue ink.

MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

                                 H. KERR TAYLOR
                               ------------------
                           8 Greenway Plaza, Suite 824
                              Houston, Texas 77046



[Date]




         Re:      Letter of Instructions to Limited Partners
                  Consent Form for AmREIT Merger

Dear Limited Partner:

         As more particularly described in the Joint Consent Solicitation Statement and Prospectus dated September ___, 1998 (the "Prospectus"), a copy of which is enclosed with this Letter of Instructions, AmREIT, Inc. ("AmREIT") proposes to acquire by merger (the "Merger") the real property and other assets of any or all of the following limited partnerships (the "Partnerships").

         Taylor Income Investors III, Ltd., a Texas Limited Partnership Taylor Income Investors IV, Ltd., a Texas Limited Partnership Taylor Income Investors V, Ltd., a Texas Limited Partnership Taylor Income Investors VI, Ltd., a Texas Limited Partnership
         AAA Net Realty Fund VII, Ltd., a Texas Limited  Partnership
         AAA Net Realty Fund VIII,  Ltd., a Nebraska Limited Partnership
         AAA Net Realty Fund Goodyear, Ltd., a Texas Limited Partnership
         AAA Net Realty Fund IX, Ltd., a Nebraska Limited Partnership AAA Net Realty Fund X, Ltd., a Nebraska Limited Partnership
         AAA Net Realty Fund XI, Ltd., a Texas Limited Partnership


         Persons holding Limited Partner interests ("Units") in a Partnership which participates in the Merger (a "Participating Partnership") may elect to receive either:

                    (1) Shares of AmREIT's $0.01 par value common stock (the "Shares"), or

                    (2) AmREIT's 6.0% Notes due December 31, 2004 (the "Notes").

         The Shares and Notes will be issued to the Limited Partners based on the Net Asset Value of their Partnership, as described in the Prospectus.

         In the event that a majority of Limited Partners in a Partnership do not approve their Partnership's participation in the Merger, such Limited Partners will continue to hold Units and their Partnership will continue in existence as a limited partnership, all as more particularly described in the Prospectus.

[Date]
Page 2





Plan of Merger

         Pursuant to the Merger Agreement, as described in the Prospectus, AmREIT would acquire the assets and assume the liabilities of each Participating Partnership pursuant to a statutory merger under applicable state law whereby the Participating Partnership would merge with and into AmREIT. The Limited Partners of the Participating Partnership would receive Shares or Notes for their Units. If the Merger is approved, these transactions would all occur on and as of the Effective Date.

         If the Merger is approved, the Amendment to the Partnership Agreement of each Participating Partnership will be effective. On behalf of the general partner(s) of each Partnership, Mr. H. Kerr Taylor (the "General Partner") recommends that the Merger be approved.

Voting

         Enclosed with this Letter of Instructions is a Consent Form for your Partnership in which you own Units of record as of ___________, 1998 (the
"Record Date"). You are entitled to one vote per Unit. For each of the Partnerships in which you own Units you may vote "YES" in favor of the Merger, "NO" against the Merger or "ABSTAIN" from voting. A vote for the Merger is also a vote to approve the Amendment to the Partnership Agreement (the "Partnership Amendment") authorizing the Merger. THE GENERAL PARTNER RECOMMENDS THAT YOU VOTE "YES" TO THE MERGER.

         If you vote "YES" for the Merger and the Merger is approved, you will receive Shares in the Merger. You may elect to receive Notes rather than Shares, subject to a Note Restriction whereby no more than an aggregate of $10,000,000 in Notes may be issued in the Merger. THE GENERAL PARTNER RECOMMENDS THAT YOU DO NOT CHOOSE TO RECEIVE NOTES IN THE MERGER.

         A "NO" vote would require that the voting Limited Partner receive Notes unless he or she marked the Consent Form to choose to receive Shares in the Merger. THE GENERAL PARTNER RECOMMENDS THAT YOU CHOOSE TO RECEIVE SHARES IN THE MERGER.

          An "ABSTAIN" vote would require that the abstaining Limited Partner receive Shares unless the abstaining Limited Partner may receive Notes in the Merger. THE GENERAL PARTNER RECOMMENDS THAT YOU DO NOT CHOOSE TO RECEIVE NOTES IN THE MERGER.

[Date]
Page 3



         A vote in favor of the Merger will constitute your approval of the Partnership Amendment. The General Partner is requesting your consent to the Partnership Amendment, which expressly authorizes all actions necessary to complete the Merger. A form of the Partnership Amendment is set forth in the Prospectus as Annex 2. A vote "NO" against the Merger will constitute a vote not to merge the Partnership(s) in which you own Units into AmREIT. If you do not return the Consent Form, you will be deemed to have abstained from voting with respect to the Merger and you will receive AmREIT Shares for your Units if the Merger is approved and consummated.

Election to Receive Shares or Notes

         Limited Partners who vote "YES" to the Merger or vote to "ABSTAIN" will receive Shares if their Partnership participates in the Merger unless they choose to receive Notes. Limited Partners who vote "NO" to the Merger will receive Notes unless they choose to receive Shares. Due to the Note Restriction which limits the aggregate principal balance of the Notes, AmREIT may not be in a position to honor the requests of all Limited Partners in a particular Partnership who vote "YES" to the Merger and choose to receive Notes because of the Note Restriction. If the Note Restriction applies, Notes will be issued first to Limited Partners in that Partnership who voted "NO" to the Merger ("Dissenting Partners"), and thereafter, to Limited Partners who voted "YES" or "ABSTAIN" to the Merger and choose to receive Notes. Reference is made to the Prospectus for the complete terms of the Merger and the factors which should be considered by you in deciding whether to vote in favor of the Merger. In addition, capitalized but undefined terms used in this Letter of Instructions are defined in the Prospectus. You should carefully review the Prospectus, including, without limitation, the sections entitled "THE MERGER" and "CONSENT PROCEDURES" for additional information concerning such matters as the vote required to approve the Merger and the conditions to the Merger.

        You may elect to receive Shares in the event you vote "NO" to the Merger and the Merger is consummated. THE GENERAL PARTNER RECOMMENDS THAT YOU
CHOOSE TO RECEIVE SHARES.

Delivery of Partnership Consent Form

         The  Partnership   Consent  Form  must  be  received  by  Service  Data
Corporation (the "Partnership Tabulation Agent"), on or before the end of the Solicitation Period, which is, unless sooner terminated, __:__ __.m., Central Standard Time, on _____ ___, 1998, or such later time

[Date]
Page 4


and date as may be agreed to by AmREIT and the General Partner in their sole discretion. Please mail or deliver the completed Partnership Consent Form to:

                            Service Data Corporation
                            Attn: AAA Partnership Consents
                            2424 South 130th Circle
                            Omaha, NE 68144-2596

         A   postage-paid,   self-addressed   envelope  is  enclosed   for  your
convenience.

Withdrawal Rights

         The Partnership Consent Form may be withdrawn at any time prior to the end of the Solicitation Period. To be effective, a written or facsimile transmission notice of withdrawal of the Partnership Consent Form must be received by the Partnership Tabulation Agent at the above address. A notice of withdrawal must specify your name and the Partnership to which such withdrawal relates. See "CONSENT PROCEDURES--Withdrawal Rights; Change of Vote" in the Prospectus.

         You may submit a second Partnership Consent Form after withdrawal of your first Partnership Consent Form, provided the second Partnership Consent Form is submitted prior to the end of the Solicitation Period. You may obtain a second Partnership Consent Form by calling the General Partner at the telephone number set forth below. If you want to change any information on a completed Partnership Consent Form, you must withdraw the Partnership Consent Form and submit a second Partnership Consent Form in accordance with the instructions contained herein prior to the end of the Solicitation Period.

Representations and Partnership Covenants

         By executing the Partnership Consent Form you represent and warrant that as of the date hereof and the date of the consummation of the Merger (i) you have received a copy of the Prospectus, (ii) you are the owner of the number of the Units of the Partnership(s) indicated on the Partnership Consent Form and, (iii) you have the power and authority to execute and deliver the Partnership Consent Form. Subject to approval of the Merger by the requisite vote, you hereby covenant and agree (a) to be bound by the terms of the Merger Agreement, and (b) to authorize the General Partner to execute and deliver, as your attorney-in-fact under the Partnership Agreement, such documents and instruments as may be reasonably required to consummate the Merger including, without limitation, the Partnership Amendment.

[Date]
Page 5



Signature

         In order for your vote to be counted, you must sign the enclosed Partnership Consent Form and mail it in the enclosed envelope. Please sign the Partnership Consent Form exactly as your name is printed on the mailing label attached to the Partnership Consent Form, unless the name is printed incorrectly. When signing as a general partner, corporate officer, attorney-in-fact, executor, administrator or guardian, please give your full title and send proper evidence of authority with the Partnership Consent Form. For joint owners, each joint owner must sign. By signing the Partnership Consent Form, you hereby agree to all of the provisions contained in this letter.

         If you have any questions regarding the completion of the Partnership Consent Form or the options available, you should call the General Partner, toll-free at 1-800/888-4400; fax 1- 713/658-9720.

Very truly yours,

[Name of Partnership]


By:  -------------------------

      H. Kerr Taylor
      General Partner


Enclosures

[PARTNERSHIP NAME], Ltd., Consent Form.

Votes must be indicated (X) in blue or black ink.

The General Partner Recommends      YES

Vote on Merger:                                    YES ( )  NO ( )  ABSTAIN ( )
 To approve the Merger and the Partnership Amendments to effect the Merger.

Optional Election of Form of Payment - You may elect to receive, subject to certain restrictions, a form of payment for your Unit(s) in the Merger other than that to which you would be entitled by your Merger vote. This is not required to be completed.

The General Partner Recommends      SHARES

 I choose payment in the following form          SHARES ( )  NOTES ( )  ALV* ( )
                                                    *Appraised Liquidation Value

Note: Please sign exactly as shown at left. If stock is jointly held, each owner should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should indicate their fiduciary capacity and full title when signing.



Mailing Label                                      Dated: ________________, 1998
(Includes name of Partnership and number of Units held)

Signed: _________________________


_________________________________


MARK, DATE, SIGN AND MAIL THIS CONSENT PROMPTLY IN THE ENCLOSED ENVELOPE

If You have questions about completing this consent, contact Tim Kelley at 800-888-4400 ext. 26.

                                     SEE REVERSE SIDE

--------------------------------------------------------------------------------

                                     SEE REVERSE SIDE
[PARTNERSHIP NAME], Ltd., Consent Instructions

Reference is made to the Joint Proxy and Consent Solicitation Statement and Prospectus dated November __, 1998 (the "Prospectus") and to the Partnership
Letter of Instructions. The Consent Form incorporates by reference the representations, warranties, covenants and agreements set forth in the Letter of Instructions.

The undersigned hereby votes all his or her Partnership interests ("Units") in the above referenced Partnership regarding the Partnership's proposed Merger with AmREIT, Inc., and the Partnership Amendment.


Please put an "X" in the appropriate box to vote "YES" in favor of the Merger and the related Amendments to the Partnership Agreement (as described in the Letter of Instructions), "NO" against the Merger and the Partnership Amendments, or to "ABSTAIN" from voting. If you sign and return this Consent Form without indicating a vote with respect to the Merger, you will be deemed to have voted "YES" in favor of the Merger, and for the adoption of the related Amendments to the Partnership Agreement (the "Partnership Amendment").

Regardless of how you voted, you may elect to receive payment equal to the Appraised Liquidation Value of your Unit(s) instead of Shares or Notes, if the Merger is consummated, by putting an "X" in the appropriate box above.

Further Agreements

By signing this Consent Form, you hereby covenant and agree, if the Merger is approved by a majority of the Units of the Partnership: (a) to be bound by the terms of the Agreement and Plan of Merger, and (b) to execute and deliver (and you hereby irrevocably appoint the General Partner of the Partnership as your attorney-in-fact to execute and deliver on your behalf) such additional documents and instruments as may be reasonably required to consummate the Merger including, without limitation, the Partnership Amendment. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive your subsequent death, incompetency, dissolution, disability, incapacity, bankruptcy or termination and shall extend to your heirs, successors and assigns. Each person signing this Consent Form also affirms and makes the representations, warranties, covenants and agreements set forth in the Letter of Instructions.

IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL TIMOTHY W. KELLEY, VICE PRESIDENT, TOLL-FREE AT 1-800-888-4400 extension 26.


                                  [BACK PAGE]

         UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 10-K

(Mark One)

[X] Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 [Fee Required]

           For the fiscal year ended December 31, 1996

                                or

[ ] Transition Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934 [No Fee Required]


                  Commission File No.  33-33504

                   AAA NET REALTY FUND IX, LTD.
      (Exact name of registrant as specified in its charter)

     Nebraska                                               76-0318157
(State or other jurisdiction of                           (IRS Employer
Incorporation or organization)                          Identification No.)

8 Greenway Plaza, Suite 824
Houston, Texas                                                 77046
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code (713) 850-1400.

Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act: None


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes    X     No______

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by
reference in Part III of this Form 10-K or any amendment to this
Form 10-K.     X

               DOCUMENTS INCORPORATED BY REFERENCE

Portions of the Prospectus of Registrant dated June 6, 1990,
(included in Registration Statement No. 33-33504 of Registrant) are incorporated by reference into Part III.

                              PART I

Item 1.  Business

AAA Net Realty Fund IX, Ltd. (the "Registrant" or the "Partnership") is engaged in the business of acquiring, operating and holding real properties for investment. The Partnership was organized to acquire existing real estate income-producing properties as well as land upon which such income-producing properties are to be constructed (the "properties"), to be leased to corporations. The properties will not be leased to franchisees of such corporations (unless a tenant corporation was to fail and in such event a release may involve a franchisee lessee). American Asset Advisers Management Corporation IX (a Nebraska corporation) is the Managing General Partner and H. Kerr Taylor is the Individual General Partner.

Commencing June 6, 1990, the Registrant offered through Securities America, Inc., up to 15,000 Units of limited partnership interest (the "Units") at $1,000 per Unit with a minimum purchase of 5 Units ($5,000) or 2 Units ($2,000) for an Individual Retirement Account. At the termination of the offering on June 5, 1992, subscriptions had been received for 5,390.5 Units ($5,390,500). Limited partners are not required to make any additional capital contributions.

The Units were registered under the Securities Act of 1933 on Registration Statement No. 33-33504 (the "Registration Statement").

The Partnership acquired three properties in 1991, a fourth property in 1992 and a fifth property in 1993 at a total price of $4,436,869 including acquisition fees and certain acquisition expenses. Generally, the Partnership leases properties on a "net lease" basis to corporations having a net worth at the time of acquisition in excess of $40,000,000.

All of the Partnership's business is generated from real estate operations; therefore, presentation of industry segment information is not applicable. Each property is leased to a single tenant. Three of the Partnership's five properties each contributed 15% or more of the total rental income for 1996, 1995 and 1994. A breakdown of rental income by tenant is included in Note 5 to the financial statements.

A further description of the Partnership's business is included in Management's Discussion and Analysis of Financial Condition and
Results of Operations included in Item 7 of this Form 10-K.

The Objectives of the Partnership are:

 (1) to preserve and protect the limited partners' original capital contributions by the free and clear "all cash" acquisition of income-producing improved real estate properties;

 (2) to utilize initial limited partner equity to purchase income-producing properties at prices that are below appraised values;

 (3) to obtain capital appreciation through increases in the value of the Partnership's properties;

 (4) to provide the limited partners with quarterly cash distributions;

 (5) to realize certain limited tax benefits, principally through depreciation deductions so that taxable income of the Partnership will be offset to some extent by deductible items, with the result that investors may receive distributions generated from the Partnership's operation with a reduced income tax liability associated with the distribution of income.

There can be no assurance that such objectives can be attained. It is not an objective of the Partnership to shelter taxable income of investors that is derived from sources other than the Partnership.

Properties

As of December 31, 1996, the Partnership owned five properties all in fee simple. Four of these properties are located in Texas and one in Tennessee.

Although the specific terms of each lease vary, a summary of the terms of the leases is as follows:

The primary term of the leases ranges from ten to eighteen years. Two of the leases also provide for one to four five-year renewal options. The leases are all "triple-net" leases whereby the tenants are responsible for the property taxes, insurance and operating costs. Annual rental rates range from $8,723 to $182,994. Four of the leases provide for either percentage rents based on sales in excess of certain amounts, periodic escalations in the annual rental rates or both.

During 1996, three of the Partnership's leases each contributed more than 15% of the Partnership's total rental income. Summarized as follows are the significant items pertaining to each of these leases:

                           Golden Corral     Foodmaker        Tandy
                          Corporation (1)       Inc.       Corporation

Lease Term                    15 Years       15 Years        10 Years
Expiration Date of
 Primary Term              December 2007     May 2002      September 2001
Renewal Options                 N/A            N/A       1 Term of 5 Years
Square Footage of
 Improvements                 12,000           4,000          15,000
Base Annual Rental        $  182,994      $   74,000       $ 164,844

(1) The Partnership owns two properties on lease to Golden Corral
Corporation, one directly and one through a joint venture.
Information included herein pertains only to the property owned
100% by the Partnership.

All of the Partnership's leases specify a minimum amount of insurance coverage required to be carried by each tenant. Management of the Partnership believes that the insurance policies required to be carried by the tenants will adequately cover the replacement cost of the properties and any personal liability losses which the tenants may sustain.

Property Management

Each property is managed by American Asset Advisers Realty Corporation ("AAA"), an affiliate of the Managing General Partner and not by unaffiliated third parties. Such management includes providing leasing services in connection with identifying and qualifying prospective tenants, assisting in the negotiation of the leases, providing quarterly financial statements, receiving and depositing monthly lease payments, periodic verification of tenants' payments of real estate taxes and insurance coverage, and periodic inspection of properties and tenants' sales records where applicable. The Managing General Partner or such affiliates are reimbursed for administrative expenses at cost. The tenants are responsible, at their expense, for day-to-day on-site management and maintenance of the properties.

Financing - Borrowing Policies - No Leverage

The General Partners expect that the Partnership will incur no indebtedness in connection with the operation of the properties. However, in the exercise of their fiduciary duties the General Partners may elect to borrow funds on behalf of the Partnership, but only if necessary in their judgment to avoid what would otherwise be substantial adverse consequences to the Partnership. All properties were acquired on a debt-free basis.

The Partnership will not issue any senior securities nor will it invest net proceeds of this offering in junior mortgages, junior deeds of trust or similar obligations.

Sale of Properties

The General Partners expect that most of the properties will be sold eight to twelve years after acquisition. The determination of whether a particular property should be sold or otherwise disposed of will be made after consideration of performance of the property and market conditions and will depend, in part, on the economic benefits of continued ownership. In deciding whether to sell properties, the General Partners will consider factors such as potential capital appreciation, cash flow and federal income tax consequences. The General Partners or their affiliates anticipate performing various substantial real estate brokerage functions in connection with the sale of properties by the Partnership. The Partnership will not purchase or lease any property from, or sell or lease any property to, the General Partners or their affiliates.

In connection with the sale of a property owned by the Partnership, purchase money obligations secured by mortgages may be taken as partial payment. The terms of payment to the Partnership will be affected by custom in the area in which the property being sold is located and the then prevailing economic conditions. To the extent the Partnership receives notes and property other than cash on sales, such proceeds will not be included in net proceeds of sale until and to the extent the notes or other property are actually collected, sold, refinanced or otherwise liquidated. Therefore, the distribution to the partners of the proceeds of a sale may be delayed until the note or other property is collected at maturity, sold, refinanced or otherwise converted to cash. The Partnership may receive payments (cash and other property) in the year of sale in an amount less than the full sales price and subsequent payments may be spread over several years. The entire balance of the principal may be a balloon payment due at maturity. For federal income tax purposes, unless the Partnership elects otherwise, it will report the gain on such sale ratably as principal payments are received under the installment method of accounting.

Competitive Conditions

The properties owned by the Partnership are leased to fast food and family style restaurants or retail businesses. These businesses face competition from similar establishments within the surrounding areas.

At the time a property is sold or otherwise disposed of, the Partnership will be in competition with others who are also seeking buyers for their properties.

Employees

The overall management decisions of the Partnership are made by the Managing General Partner, American Asset Advisers Management
Corporation IX, who delegates certain day-to-day functions to the officers of AAA, consultants, and employees of AAA. The
Partnership itself has no employees.

Item 2.  Properties

As of March 25, 1997, the Partnership owned five properties in fee simple (four directly and one through a joint venture with an affiliated partnership). The properties are located in Texas and Tennessee. They are operated as retail stores and restaurants.

Land - The Partnership's property sites range from approximately 34,000 to 60,000 square feet depending upon building size and local demographic factors. Sites purchased by the Partnership are in high traffic corridors and have been reviewed for traffic and demographic pattern and history.

Buildings - The buildings are all single tenant and generally rectangular. They are positioned for good exposure to traffic flows and constructed from various combinations of stucco, steel, wood, brick and tile. Buildings range from approximately 2,300 to 15,000 square feet. Buildings are suitable for possible conversion to other uses, although modifications may be required prior to use for other operations. There are no plans for renovations or improvements.

Leases - Tenants are companies whose net worth exceed a minimum of $40,000,000. Tenants are diversified by business type and are represented by the following types of businesses: consumer electronics, retail clothing and accessories, full service restaurants and fast food restaurants.

Geographic Location - The properties are located within major metropolitan areas (S.M.S.A.) with populations that exceed 250,000.

A total of $4,436,869 has been invested in properties as of December 31, 1996, for the Partnership. This includes land, building and acquisition costs. A further description of the Partnership properties, including acquisition fees and certain acquisition expenses, is included in Item 1 and in Schedule III-Real Estate Owned and Accumulated Depreciation of this Form 10-K.

Item 3.  Legal Proceedings

The Partnership does not have any material legal proceedings pending.

Item 4.  Submission of Matters to a Vote of Security Holders

During the fiscal year ended December 31, 1996, no matter was submitted to a vote of security holders through the solicitation of proxies or otherwise.

                             PART II

Item 5.  Market for the Registrant's Common Equity and Related
Stockholder Matters

As of March 25, 1997, 327 limited partners had subscribed for 5,390.5 Units. No established public trading market currently exists for the Units.

For the years ended December 31, 1996 and 1995, the Partnership paid cash distributions to the Limited Partners (LPs) in the amount of $458,462 and $458,193, respectively and to the General Partners
(GPs) in the amount of $3,000 and $3,000, respectively. The distributions were paid entirely from the operating profits of the Partnership. A summary of the distributions by quarter is as follows:

 Quarter              1996                           1995
 Ended            GPs        LPs                GPs         LPs
 March 31         $   750    $ 114,548          $   750     $ 114,548
 June 30          $   750    $ 114,548          $   750     $ 114,548
 September 30     $   750    $ 114,548          $   750     $ 114,548
 December 31      $   750    $ 114,818          $   750     $ 114,549

The Partnership intends to continue the payment of regular quarterly distributions. There are currently no material legal restrictions that would limit the Partnership's ability to pay distributions.

Item 6.  Selected Financial Data
                              1996          1995             1994             1993         1992
Year Ended December 31:
 Operating revenues      $   494,299    $   494,299     $   492,608      $   488,224    $   315,563

 Net income              $   270,175    $   205,721     $   203,515      $   199,833    $   107,169

 Net income per Unit     $     50.12    $     38.16     $     37.75      $     37.07    $       (1)

 Cash distributions per
  Limited Partnership
   Unit                  $     85.05    $     85.00     $     84.00      $     83.00    $       (1)

 Total assets            $ 4,165,031    $ 4,363,852     $ 4,615,056      $ 4,851,124    $ 5,109,808

 Long-term obligations   $         0    $         0     $         0      $         0    $         0

<F1>
(1) The offering period for the Partnership terminated June 5, 1992. Distributions and net income for 1992 were based upon the dates at which limited partners were admitted to the Partnership. Consequently, net income per Unit and cash distributions per Unit are not included in this table as this information is not meaningful.

                                   6



Item 7. Management's Discussion and Analysis of the Partnership's Financial Condition and Results of Operations.

The Partnership was organized on February 1, 1990, to acquire, on a debt-free basis, existing and newly constructed commercial properties located in the continental United States and particularly in the Southwest, to lease these properties to tenants under generally "triple net" leases, to hold the properties with the expectation of equity appreciation and eventually to sell the properties.

The Partnership's overall investment objectives are to acquire properties that offer investors the potential for (i) preservation and protection of the Partnership's capital; (ii) partially tax-deferred cash distributions from operations; and (iii) long-term capital gains through appreciation in value of the Partnership's properties realized upon sale.

LIQUIDITY AND CAPITAL RESOURCES

On June 6, 1990, the Partnership commenced an offering to the public of up to $15,000,000 (15,000 Units) of limited partnership interests. The proceeds of the offering, lease income from the Partnership's properties and interest income are the Partnership's source of capital. The Partnership closed its offering on June 5, 1992, having raised $5,390,500. Limited partners are not required to make any additional capital contributions.

The Partnership's investment strategy of acquiring properties for all cash and leasing them under net leases to corporations minimizes the Partnership's operating expenses. The General
Partners believe that net rental income from the leases will generate cash flow in excess of Partnership operating expenses.
Since the leases generally have initial or remaining terms of at least 10 years and provide for specified rental increases in excess of the initial base rent, it is anticipated that Partnership income will increase over time. Approximately $145,000 has been set aside for working capital reserves. Because of the low operating expenses and ongoing cash flow, the General Partners do not believe that other working capital reserves are necessary at this time. Because all leases of the Partnership's properties are on a net-lease basis, it is not anticipated that a large reserve for maintenance and repairs will be necessary. The Partnership intends to distribute a significant portion of its cash available for distribution unless it becomes necessary to maintain additional reserves.

As of December 31, 1996, the Partnership had acquired five properties and had invested $4,436,869 including certain acquisition expenses related to the Partnership's investment in these properties. These expenditures resulted in a corresponding decrease in the Partnership's liquidity.

The Partnership made cash distributions from operations to the limited partners during each quarter of 1996, 1995 and 1994, distributing a total of $458,462, $458,193 and $452,802 to the limited partners, respectively.

Inflation has had very little effect on income from operations. Management expects that increases in store sales volumes due to inflation as well as increases in the Consumer Price Index (C.P.I.) may contribute to capital appreciation of the Partnership properties. These factors, however, also may have an adverse impact on the operating margins of the tenants of the properties.

                                   7

RESULTS OF OPERATIONS

Years Ended December 31, 1996, and 1995:

Rental income remained unchanged from 1995. Interest income declined from $6,417 in 1995 to $5,303 in 1996 as a result of the decline in interest rates. Expenses declined by $65,568 primarily from reductions in administrative fees paid to an affiliate of the general partner and amortization expenses. The Partnership recorded net income in 1996 of $270,175 as compared to $205,721 in 1995. Each of the four properties owned 100% by the Partnership contributed more than 10% of the total rental income for 1996.

Years Ended December 31, 1995, and 1994:

Rental income increased slightly in 1995 from $492,608 to $494,299 from an increase in the rental income received on one property. Interest income increased from $3,754 to $6,417 as the result of the investment of Partnership funds in higher yielding instruments. Net income for 1995 increased from $203,515 to $205,721. Each of the four properties owned 100% by the Partnership contributed more than 10% of the total rental income for 1995.

Item 8.  Financial Statements and Supplementary Data

The response to this item is submitted in Item 14(a) of this report and is incorporated herein by reference.

Item 9.  Changes in and Disagreements with Accountants on
Accounting and Financial Disclosure

None.

                             PART III

Item 10.  Directors and Executive Officers of the Registrant

The Registrant has no officers or directors. The individual and Managing General Partners are as follows:

H. Kerr Taylor, age 46, is the Individual General Partner of the Partnership. Mr. Taylor has been an attorney since 1979, has earned an M.B.A. at Southern Methodist University, is a real estate broker and has over a decade of experience as a specialist in acquiring and operating income-producing real properties. He has been involved in the development, analysis, marketing and management of private investment programs investing in properties since 1975. Mr. Taylor is the president, the sole director and sole shareholder of American Asset Advisers Realty Corporation ("AAA"), a real estate operating company he founded in 1988. Mr. Taylor has served in this capacity since the company's formation.

Mr. Taylor is currently a general partner or principal of a general partner of eleven affiliated limited partnerships. Mr. Taylor is a member of the National Board of Realtors, Texas Association of Realtors and Texas Bar Association and a former member of the American Bar Association. Mr. Taylor holds the Series 7, 22, 24, 39, and 63 securities licenses.

                                  8

American Asset Advisers Management Corporation IX is a Nebraska corporation which was organized for the sole purpose of acting as the Managing General Partner of the Partnership. The Managing General Partner has a nominal net worth. The two initial voting shareholders of American Asset Advisers Management Corporation IX are Mr. Taylor and Realty Assets, Inc., a Nebraska corporation. Mr. Taylor's ownership interest is 65% of the stock of the Managing General Partner; Realty Assets, Inc. owns the remaining 35%.
Realty Assets, Inc. received its 35% interest as consideration for agreeing to assume the risks associated with advancing a portion of the organization and offering costs relating to this offering.

The President and Treasurer of the Managing General Partner is Mr. Taylor who is also a Director. Stephen K. Wild, a resident of Omaha, Nebraska, has been named Vice President, Secretary and a Director of the Managing General Partner. Messrs. Taylor and Wild are the two Directors of the Managing General Partner.

Mr. Wild, age 47, is the Chairman and President of Securities America, Inc., a registered broker/dealer, which was also the dealer/manager of the Partnership during the offering period. Mr. Wild has served as the Chairman of the Board of Securities America, Inc. since 1984 and also as its President since February 1991. Mr. Wild has also been the Chairman and President of Financial Dynamics, Inc., the holding company for Securities America, Inc. and certain other financial service companies since September 1985. Realty Assets, Inc., which owns 35 percent of the common stock of the Managing General Partner, is an affiliate of the Dealer/Manager. Realty Assets, Inc. is controlled by Mr. Wild.

The affairs of the Partnership are conducted by AAA. In addition to Mr. Taylor as president, other officers of AAA include:

Joe Mayer, age 41, is the Chief Operating Officer of AAA. Mr. Mayer has over twenty years of experience in business, accounting, investments and real estate transactions. Mr. Mayer is a certified public accountant and worked for a national public accounting firm. Mr. Mayer received his B.B.A. degree in accounting from the University of Kentucky.

L. Larry Mangum, age 32, serves as Vice President of Finance of AAA. Mr. Mangum is responsible for the financial accounting and reporting relating to the AAA-sponsored partnerships and their properties. He has over 9 years of accounting experience, including four years with a public accounting firm. He previously worked for American General Corporation, a national insurance company, from 1991-1996 as part of a team responsible for supervising their reporting activities. Mr. Mangum received a B.B.A. degree in accounting from Stephen F. Austin State University and subsequently earned the CPA designation.

Other individuals who are specialists in their respective fields are periodically employed by AAA and are engaged on an as-needed basis to perform services on behalf of the Partnership or the Managing General Partner or both. These individuals are not employees of the Partnership or the Managing General Partner nor are they employees of other AAA-sponsored partnerships, although they do perform various services and activities for those partnerships.

                                   9

These individuals are:

Phil P. Moss, age 66, is the Executive Vice President of AAA. Mr. Moss has been involved as a real estate investor in owning, operating and managing shopping centers, office buildings, apartment projects, retail outlets and various other properties for over 26 years. Specifically in his capacity with AAA, Mr. Moss has been involved in leasing and property acquisitions for various companies since 1988. He received his B.B.A. degree from and did graduate work at the University of Texas. He is a retired Major in the United States Air Force.

Jane Costello, age 40, is a certified public accountant and is responsible for the tax accounting related to the Taylor-sponsored partnerships and their properties. She has over 17 years experience as an accountant including over 4 years with a national public accounting firm and the last seven years with her own accounting practice. Ms. Costello received a B.B.A. degree in accounting from the University of Texas.

Based on a review of Forms 3 and 4 and amendments thereto furnished to Registrant pursuant to Rule 16A-3(e) under the Securities Exchange Act of 1934 (the "Exchange Act") during its most recent fiscal year and Form 5 and amendments thereto furnished to Registrant with respect to its most recent fiscal year and written representations received pursuant to Item 405(b)(2)(i) of Regulation S-K, none of the Individual or Managing General Partners of Registrant or beneficial owners of more than 10% of the Units failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

Item 11.  Executive Compensation

Other than as discussed in Item 13, neither the Individual General Partner nor any of the directors and officers of the Managing General Partner received any remuneration from the Registrant. The Individual General Partner and his affiliates received fees and reimbursements of expenses from the Partnership as discussed in
Note 7 in the accompanying financial statements.

Item 12.  Security Ownership of Certain Beneficial Owners and
Management

As of December 31, 1996, no person was known by the Registrant to be the beneficial owner of more than 5% of the Units of the Registrant.

Neither General Partner owns any Units nor does any director or officer of the Managing General Partner own any Units.

Item 13.  Certain Relationships and Related Transactions

The Individual General Partner and the Managing General Partner received cash distributions from operations during, or with respect to, the fiscal years ended December 31, 1996, 1995 and 1994 of $3,000, $3,000 and $3,000, respectively. For a description of the share of cash distributions from operations, if any, and fees to which the General Partners are entitled, reference is made to the material contained in the Prospectus under the headings CASH DISTRIBUTIONS AND TAX ALLOCATIONS and COMPENSATION TO GENERAL PARTNERS AND AFFILIATES.

                                   10

The Registrant has entered into arrangements with AAA pursuant to which AAA has assumed direct responsibility for day-to-day management of the Partnership's properties. This service includes the supervision of leasing, rent collection, maintenance, budgeting, employment of personnel, payment of operating expenses, etc. AAA is reimbursed for its actual costs associated with performing the foregoing services, but does not receive a property management fee. In connection with administrative services rendered to the Partnership, $16,200, $22,196 and $24,000 was paid
to AAA in 1996, 1995 and 1994, respectively.   See Note 7 of the
Financial Statements.

Mr. Taylor, President of AAA, receives compensation from AAA for services performed for AAA, which may include services rendered in connection with the Registrant. However, the Managing General Partner believes that any compensation relating to such services is not material.

                             PART IV

Item 14.  Exhibits, Financial Statements, Schedules and Reports on
Form 8-K

(a) (1)      Financial Statements

             Independent Auditors' Report
             Balance Sheets December 31, 1996 and 1995
             Statements of Operations for the Years Ended December 31, 1996, 1995 and 1994
             Statements of Partnership Equity for the Years Ended
             December 31, 1996, 1995 and 1994
             Statements of Cash Flows for the Years Ended December 31, 1996, 1995 and 1994
             Notes to Financial Statements for the Years Ended December 31, 1996, 1995 and 1994

     (2)     Financial Statement Schedules:  See (d) below

     (3)     Exhibits:  See (c) below

(b)          Reports on Form 8-K filed after September 30, 1996:

             None

(c)          Exhibits

      3      See Exhibit 4 (a)

      4 (a) Amended and Restated Certificate and Agreement of Limited Partnership (Incorporated by reference to Exhibit A to the Prospectus of Registrant dated October 27, 1990, contained in Registration Statement No. 33-33504 of Registrant ("the Prospectus")).

         (b)      Subscription Agreement and Signature Page
                  (Incorporated by reference to Exhibit D to the Prospectus).

      10 (a) (1)  Lease Agreement between Registrant and
                  Foodmaker, Inc., dated July 2, 1991.
                  (Incorporated by reference to the exhibit filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994).

                                   11

      10 (a) (2)  Assignment of Lease between Registrant and
                  Lads Commercial Real Estate Developers dated
                  October 4, 1991. (Incorporated by reference to the exhibit filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994).

      10 (a) (3)  Assignment of Rents and Leases between
                  Registrant and Northwend Center LP dated
                  November 8, 1991.    (Incorporated by
                  reference to the exhibit filed with the
                  Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994).

      10 (a) (4)  Lease Agreement between Registrant and Golden
                  Corral Corporation dated July 14, 1992.
                  (Incorporated by reference to the exhibit filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994).

      10 (a) (5)  Joint Venture Agreement between Registrant and
                  AAA Net Realty Fund X, Ltd. dated March 15,
                  1993. {Incorporated by reference to the
                  exhibit filed with the (Registrant's Annual
                  Report on Form 10-K for the fiscal year ended December 31, 1994.)

      27          Financial Data Schedule

(d)               Financial Statement Schedules

                  Schedule III - Real Estate Owned and Accumulated Depreciation

                                  12

                            SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      AAA Net Realty Fund IX, Ltd.


March 25, 1997                        /s/ H. Kerr Taylor
Date                                  H. Kerr Taylor, Individual General Partner


                                      American Asset Advisers Management
                                       Corporation IX, Managing General Partner


March 25, 1997                         By /s/ H. Kerr Taylor
Date                                   H. Kerr Taylor
                                       President


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.



March 25, 1997                         /s/ H. Kerr Taylor
Date                                   H. Kerr Taylor
                                       President (Chief Executive Officer and
                                       Chief Financial Officer) and Director


March 25, 1997                         /s/ Stephen K. Wild
Date                                   Stephen K. Wild, Director


March 25, 1997                         /s/ L. Larry Mangum
Date                                   L. Larry Mangum (Principal Accounting
                                       Officer)

                                   13




                   ANNUAL REPORT ON FORM 10-K
              ITEMS 8, 14 (a)(1) AND (2) AND 14(d)


                       FINANCIAL STATEMENTS

       FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                 AND FINANCIAL STATEMENT SCHEDULE

               FOR THE YEAR ENDED DECEMBER 31, 1996




                  AAA NET REALTY FUND IX, LTD.

                                F-1


                   AAA NET REALTY FUND IX, LTD.
                  INDEX TO FINANCIAL STATEMENTS






                                                                  Page

FINANCIAL STATEMENTS

Independent Auditors' Report                                       F-3
Balance Sheets, December 31, 1996 and 1995                         F-4
Statements of Operations for the Years Ended
   December 31, 1996, 1995 and 1994                                F-5
Statements of Partnership Equity (Deficit)
   for the Years Ended December 31, 1996, 1995 and 1994            F-6
Statements of Cash Flows for the Years Ended
   December 31, 1996, 1995 and 1994                                F-7
Notes to Financial Statements for the Years Ended
   December 31, 1996, 1995 and 1994                        F-8 to F-11



FINANCIAL STATEMENT SCHEDULE:
Schedule III Real Estate Owned and Accumulated
Depreciation for the Year Ended December 31, 1996                 F-12


All other financial statement schedules are omitted as the required information is either inapplicable or is included in the financial statements or related notes.

                                   F-2

INDEPENDENT AUDITORS' REPORT


AAA Net Realty Fund IX, Ltd.

We have audited the accompanying balance sheets of AAA Net Realty Fund IX, Ltd. as of December 31, 1996 and 1995, and the related statements of operations, partnership equity (deficit) and cash flows for each of the three years in the period ended December 31, 1996. Our audits also included the financial statement schedule listed in the Index. These financial statements and the Financial Statement Schedule are the responsibility of the Partnership's management. Our responsibility is to express an opinion on the financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of AAA Net Realty Fund IX, Ltd. as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. Also, in our opinion, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.





DELOITTE & TOUCHE LLP

Houston, Texas
February 14, 1997


                                  F-3


                  AAA NET REALTY FUND IX, LTD.
                    (A LIMITED PARTNERSHIP)

                         BALANCE SHEETS
                   December 31, 1996 AND 1995

                                             1996                 1995

ASSETS
CASH AND CASH EQUIVALENTS               $   180,142          $   181,359

ACCOUNTS RECEIVABLE                           1,050                1,050

PROPERTY:
  Land                                    1,490,494            1,490,494
  Building                                2,946,375            2,946,375
                                          4,436,869            4,436,869
  Accumulated depreciation                 (453,030)            (359,494)

  NET PROPERTY                            3,983,839            4,077,375

OTHER ASSETS:
  Organization costs, net of accumulated
   amortization of $242,575 and $211,352,
    respectively                                  -               31,223
  Syndication costs, net of accumulated
   amortization of $566,003 and $493,157,
    respectively                                  -               72,845

  TOTAL OTHER ASSETS                              -              104,068

  TOTAL ASSETS                          $ 4,165,031          $ 4,363,852

LIABILITIES AND PARTNERSHIP EQUITY

LIABILITIES:
Accounts payable                        $    12,953          $    20,487

  TOTAL LIABILITIES                          12,953               20,487

PARTNERSHIP EQUITY (DEFICIT):
  General partners                           (4,886)              (4,588)
  Limited partners                        4,156,964            4,347,953
  TOTAL PARTNERSHIP EQUITY                4,152,078            4,343,365

  TOTAL LIABILITIES AND PARTNERSHIP
   EQUITY                               $ 4,165,031          $ 4,363,852

See Notes to Financial Statements

                                   F-4

                   AAA NET REALTY FUND IX, LTD.
                     (A LIMITED PARTNERSHIP)

                     STATEMENTS OF OPERATIONS
       FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                 1996             1995             1994
REVENUES
  Rental income             $  494,299       $  494,299        $  492,608

  TOTAL REVENUES               494,299          494,299           492,608

EXPENSES
  Administrative expenses       16,200           22,196            24,000
  Accounting fees                7,410            7,781             7,800
  Legal & professional fees      6,727            9,282             2,755
  Other                          1,485              485             3,042
  Amortization                 104,069          161,715           161,715
  Depreciation                  93,536           93,536            93,535

  TOTAL EXPENSES               229,427          294,995           292,847

INCOME FROM OPERATIONS         264,872          199,304           199,761

OTHER INCOME
  Interest income                5,303            6,417             3,754

  TOTAL OTHER INCOME             5,303            6,417             3,754

NET INCOME                  $  270,175       $  205,721        $  203,515

ALLOCATION OF NET INCOME:
  General partners          $    2,702       $    2,057        $    2,035
  Limited partners             267,473          203,664           201,480

                            $  270,175       $  205,721        $  203,515

NET INCOME PER UNIT         $    50.12       $    38.16        $    37.75

UNITS OUTSTANDING              5,390.5          5,390.5           5,390.5


See Notes to Financial Statements

                                   F-5

                   AAA NET REALTY FUND IX, LTD.
                     (A LIMITED PARTNERSHIP)

            STATEMENTS OF PARTNERSHIP EQUITY (DEFICIT)
       FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994



                                   General        Limited
                                   Partners       Partners           Total


PARTNERSHIP EQUITY (DEFICIT)
    December 31, 1993              $  (2,680)    $4,853,804     $4,851,124

DISTRIBUTIONS ($84.00 per Limited
               Partnership Unit)      (3,000)      (452,802)      (455,802)

NET INCOME                             2,035        201,480        203,515

PARTNERSHIP EQUITY (DEFICIT)
    December 31, 1994                 (3,645)     4,602,482      4,598,837

DISTRIBUTIONS ($85.00 per Limited
               Partnership Unit)      (3,000)      (458,193)      (461,193)

NET INCOME                             2,057        203,664        205,721

PARTNERSHIP EQUITY (DEFICIT)
    December 31, 1995                 (4,588)     4,347,953      4,343,365

DISTRIBUTIONS ($85.05 per Limited
               Partnership Unit)      (3,000)      (458,462)      (461,462)

NET INCOME                             2,702        267,473        270,175

PARTNERSHIP EQUITY (DEFICIT)
    December 31, 1996              $  (4,886)    $4,156,964     $4,152,078


See Notes to Financial Statements

                                  F-6


                   AAA NET REALTY FUND IX, LTD.
                     (A LIMITED PARTNERSHIP)

                     STATEMENTS OF CASH FLOWS
       FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


                                          1996          1995          1994
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                             $ 270,175     $  205,721    $  203,515

Adjustments to reconcile net income
  to cash flows from operating
   activities:

  Depreciation                            93,536         93,536        93,535
  Amortization                           104,069        161,716       161,715
  Decrease in accounts receivable              -              -        12,370
  Increase (decrease) in accounts
   payable                                (7,535)         4,268        16,219


NET CASH FLOWS PROVIDED BY
  OPERATING ACTIVITIES                   460,245        465,241       487,354

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions                           (461,462)      (461,193)     (455,802)

NET CASH FLOW USED IN
  FINANCING ACTIVITIES                  (461,462)      (461,193)     (455,802)

NET INCREASE (DECREASE) IN CASH
   AND CASH EQUIVALENTS                   (1,217)         4,048        31,552

CASH AND CASH EQUIVALENTS,
  Beginning of year                      181,359        177,311       145,759

CASH AND CASH EQUIVALENTS,
  End of year                          $ 180,142      $ 181,359     $ 177,311


See Notes to Financial Statements

                                   F-7


                  AAA NET REALTY FUND IX, LTD.
                    (A LIMITED PARTNERSHIP)
                 NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   DESCRIPTION OF BUSINESS AND NATURE OF OPERATIONS

   AAA Net Realty Fund IX, Ltd. (the "Partnership") is a limited partnership formed February 1, 1990, under the laws of the State of Nebraska. The Partnership commenced operations as of June 6, 1990. American Asset Advisers Management Corporation IX (a Nebraska corporation) is the Managing General Partner and
   H. Kerr Taylor is the Individual General Partner. The offering period for subscriptions terminated June 5, 1992, with a total of 5,390.5 Units having been subscribed at an offering price of $1,000 per Unit.

   The Partnership was formed to acquire commercial properties for cash. The Partnership will own, lease, operate, manage and eventually sell the properties. The supervision of the operations of the properties is managed by American Asset
   Advisers Realty Corporation ("AAA"), a related party.

   BASIS OF ACCOUNTING

   The financial records of the Partnership are maintained on the accrual basis of accounting whereby revenues are recognized when earned and expenses are recorded when incurred.

   CASH AND CASH EQUIVALENTS

   For purposes of the statement of cash flows, the Partnership considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds.

   PROPERTY

   Property is leased to others on a net lease basis whereby all operating expenses related to the properties including property taxes, insurance and common area maintenance are the responsibility of the tenant. The leases are accounted for under the operating lease method under which the properties are recorded at cost. Rental income is recognized ratably over the life of the lease and depreciation is charged based upon the estimated useful life of the property.

   The Partnership's lease agreements do not provide for contingent rentals.

   The Partnership obtains an appraisal on each property prior to a property's acquisition and also performs an annual valuation update to evaluate potential impairment for each property for which an appraisal is older than twelve months. This valuation is based on capitalization of income for each property, a review of current market conditions and any significant events or factors which would indicate a potential impairment to the value of a property.

                                  F-8


   DEPRECIATION

   Buildings are depreciated using the straight-line method over an estimated useful life of 31.5 years.

   ORGANIZATION COSTS

   Organization costs incurred in the raising of capital through the sale of partnership Units are amortized on a straight-line basis over five years.

   SYNDICATION COSTS

   Syndication costs incurred in the raising of capital through the sale of partnership Units are amortized on a straight-line basis over five years.

   STATEMENT OF CASH FLOWS - SUPPLEMENTAL INFORMATION

   No cash was paid for income taxes or interest during 1996, 1995 or 1994.

   FEDERAL INCOME TAXES

   All income and expense items flow through to the partners for tax purposes. Consequently, no provisions for federal or state income taxes is provided in the accompanying financial statements.

   FAIR VALUE OF FINANCIAL INSTRUMENTS

   The carrying value of financial instruments, consisting of cash, cash equivalents, accounts receivable and liabilities approximate their fair value.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. PARTNERSHIP EQUITY

   The Managing General Partner, American Asset Advisers Management Corporation IX, and the Individual General Partner,
   H. Kerr Taylor, have made capital contributions in the amounts of $990 and $10, respectively. All other contributions have been made by the limited partners. The General Partners shall not be obligated to make any other contributions to the capital of the Partnership, except that, in the event that the General Partners have negative balances in their capital accounts after dissolution and winding up of, or withdrawal from, the Partnership, the General Partners will contribute to the Partnership an amount equal to the lesser of the deficit balances in their capital accounts or 1.01% of the total capital contributions of the limited partners over the amount previously contributed by the General Partners.

                                  F-9

3. ALLOCATIONS AND DISTRIBUTIONS

   All income, profits, gains and losses of the Partnership for each fiscal year, other than any gain or loss realized upon the sale, exchange or other disposition of any of the Partnership properties, shall be allocated as follows:
   (a) net loss shall be allocated 99% to the limited partners, .99% to the Managing General Partner and .01% to the Individual General Partner; and (b) net income will be allocated first in the ratio, and to the extent, net cash flow is distributed to the partners for such year and any additional income for such year will be allocated 99% to the limited partners, 1% to the General Partners.

   For income tax purposes, the gain realized upon the sale, exchange or other disposition of any property will be allocated as follows:

   a. first, to and among the partners in an amount equal to the negative balances in their respective capital accounts (pro rata based on the relative amounts of such negative balances);

   b. then, to each limited partner until the balance in such limited partner's capital account equals the amount to be distributed to such limited partner in the first tier of the distributions of net proceeds of sale;

   c. then, to the General Partners, until the balance in their capital accounts equals the amounts to be distributed to the General Partners in the second tier of distributions of net proceeds of sale;

   d. then, 85% to the limited partners and 15% to the General
      Partners; and,

   e. thereafter, the Partners shall be allocated gain or loss in order to meet Treasury Regulation regarding qualified income offset requirements.

   Any loss on the sale, exchange, or other disposition of any property shall be allocated 99% to the limited partners and 1% to the General Partners.

4. OPERATING LEASES

   A summary of minimum future rentals, exclusive of any renewals, under noncancellable operating leases in existence at December
   31, 1996 are as follows:

                         1997                   $    495,299
                         1998                   $    496,299
                         1999                   $    496,299
                         2000                   $    496,299
                         2001                   $    455,085
                         2002-2009              $  1,652,994

                                  F-10

5.  MAJOR TENANTS

    The Partnership's operations are all related to the acquisition and leasing of commercial real estate properties.
    The following schedule summarizes rental income by lessee for 1996, 1995 and 1994:

                                            1996        1995         1994
      Foodmaker (Texas)                 $  63,735    $  63,735   $  62,044
      Tandy Corporation (Tennessee)     $ 164,844    $ 164,844   $ 164,844
      Payless ShoeSource/
        WaldenBooks (Texas)             $  74,000    $  74,000   $  74,000
      Golden Corral Corporation (Texas) $ 191,720    $ 191,720   $ 191,720
         Total                          $ 494,299    $ 494,299   $ 492,608

6.  INCOME RECONCILIATION

    A reconciliation of net income for financial reporting purposes to income for federal income tax purposes is as follows for the year ended December 31:

                                   1996          1995           1994

    Net income for financial
     reporting purposes:        $ 270,175      $ 205,721      $ 203,515

    Amortization for financial
      reporting purposes not
      deductible for
      tax purposes:                72,844        113,200       113,200

    Income for tax reporting
      purposes:                 $ 343,019      $ 318,921     $ 316,715


7.  RELATED PARTY TRANSACTIONS

    The Partnership Agreement provides for the reimbursement for administrative services necessary for the prudent operation of the Partnership and its assets with the exception that no reimbursement is permitted for rent, utilities, capital equipment, salaries, fringe benefits or travel expenses allocated to the Individual General Partner or to any controlling persons of the Managing General Partner. In connection with administrative services rendered to the Partnership, $16,200, $22,196 and $24,000 was incurred and paid to AAA in 1996, 1995 and 1994, respectively.

                                    F-11


AAA NET REALTY FUND IX, LTD.
SCHEDULE III - REAL ESTATE OWNED AND ACCUMULATED DEPRECIATION
FOR THE YEAR ENDED DECEMBER 31, 1996
                                                                                                                     LIFE ON WHICH
                                                                                                                      DEPRECIATION
                                                                                                                       IN LATEST
 PROPERTY               ENCUM-                        IMPROVE-  COST AT CLOSE OF YEAR  ACCUMULATED  DATE OF   DATE    INCOME STMT.
 DESCRIPTION            BRANCES   BUILDING     LAND     MENTS   BUILDING     LAND      DEPRECIATION  CONST.  ACQUIRED  IS COMPUTED
 Jack in the Box,            $0   $406,805   $174,345      $0   $406,805   $174,345     $70,492      N/A     07-12-91   31.5 Years
    Texas
  McDuff's Retail Store,      $0 $1,097,725   $470,454      $0 $1,097,725   $470,454    $182,954      N/A     10-4-91    31.5 Years
    Tennessee
  Payless Shoe Source,        $0   $393,573   $168,674      $0   $393,573   $168,674     $64,310      N/A     11-07-91   31.5 Years
    Texas
  Golden Corral Restaurant,   $0   $995,048   $654,211      $0   $995,048   $654,211    $128,867      N/A     08-20-92   31.5 Years
    Texas
  Golden Corral Restaurant,   $0    $53,224    $22,810      $0    $53,224    $22,810      $6,407      N/A     03-15-93   31.5 Years
    Texas
                              $0 $2,946,375 $1,490,494      $0 $2,946,375 $1,490,494    $453,030



(1)Balance at December 31, 1995   $4,436,869

   Additions during 1996:
     Acquisitions through
      foreclosure                         $0
     Other acquisitions                   $0
     Improvements                         $0

   Deductions during 1996:
     Cost of real estate sold             $0
     Other                                $0

   Balance at December 31, 1996   $4,436,869


(2)Aggregate cost for Federal
     income tax purposes          $4,436,869


                                   F-12


        UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM 10-KSB

(Mark One)

[X] Annual Report Pursuant to Section 13 or 15(d) of the Securities
    Exchange Act of 1934 [Fee Required]

           For the fiscal year ended December 31, 1997

                                or

[ ] Transition Report Pursuant to Section 13 or 15(d) of the
    Securities Exchange Act of 1934 [No Fee Required]


                  Commission File No.  33-33504

                   AAA NET REALTY FUND IX, LTD.
          (Name of small business issuer in its charter)

     Nebraska                                           76-0318157
(State or other jurisdiction of                        (IRS Employer
Incorporation or organization)                       Identification No.)

8 Greenway Plaza, Suite 824
Houston, Texas                                            77046
(Address of principal executive offices)                (Zip Code)

      Issuer's telephone number, including area code (713) 850-1400.

     Securities registered pursuant to Section 12(b) of the Act: None
     Securities registered pursuant to Section 12(g) of the Act: None

Check whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934
during the preceding 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been
subject to such filing requirements for the past 90 days.   Yes X   No

Check if there is no disclosure of delinquent filers in response to
Item 405 of Regulation S-B not contained in this form, and no disclosure will be contained, to the best of the issuer's
knowledge, in definitive proxy or information statements
incorporated by reference in Part III of this Form 10-KSB or any
amendment to this Form 10-KSB.   X

Issuer's revenues for its most recent fiscal year: $520,193

               DOCUMENTS INCORPORATED BY REFERENCE

Portions of the Prospectus of Issuer dated June 6, 1990, (included in Registration Statement No. 33-33504 of Issuer) are incorporated by reference into Part III.


                              PART I

Item 1.  Business

AAA Net Realty Fund IX, Ltd. (the "Issuer" or the "Partnership") was formed in 1990 and is engaged in the business of acquiring, operating and holding real properties for investment. The Partnership was organized to acquire existing real estate income-producing properties as well as land upon which such income-producing properties are to be constructed (the "properties"), to be leased to corporations. The properties will not be leased to franchisees of such corporations
(unless a tenant corporation was to fail and in such event a release may involve a franchisee lessee). American Asset Advisers
Management Corporation IX (a Nebraska corporation) is the Managing
General Partner and H. Kerr Taylor is the Individual General
Partner.

The Partnership acquired three properties in 1991, a fourth property in 1992 and a fifth property in 1993 at a total price of $4,436,869 including acquisition fees and certain acquisition expenses. Generally, the Partnership leases properties on a "net lease" basis to corporations having a net worth at the time of acquisition in excess of $40,000,000.

A further description of the Partnership's business is included in Management's Discussion and Analysis of Financial Condition and
Results of Operations included in Item 6 of this Form 10-KSB.

The Objectives of the Partnership are:

 (1) to preserve and protect the limited partners' original capital contributions by the free and clear "all cash" acquisition of income-producing improved real estate properties;

 (2) to utilize initial limited partner equity to purchase income-producing properties at prices that are below appraised values;

 (3) to obtain capital appreciation through increases in the value of the Partnership's properties;

 (4) to provide the limited partners with quarterly cash distributions;

 (5) to realize certain limited tax benefits, principally through depreciation deductions so that taxable income of the Partnership will be offset to some extent by deductible items, with the result that investors may receive distributions generated from the Partnership's operation with a reduced income tax liability associated with the distribution of income.

There can be no assurance that such objectives can be attained. It is not an objective of the Partnership to shelter taxable income of investors that is derived from sources other than the Partnership.

Properties

As of December 31, 1997, the Partnership owned five properties all in fee simple. Four of these properties are located in Texas and one in Tennessee.

                                    -2-

Although the specific terms of each lease vary, a summary of the terms of the leases is as follows:

The primary term of the leases ranges from ten to eighteen years.
Two of the leases also provide for renewal options. The leases are all "triple-net" leases whereby the tenants are responsible for the property taxes, insurance and operating costs. Annual rental rates range from $8,723 to $187,500. Three of the leases provide for either percentage rents based on sales in excess of certain amounts, periodic escalations in the annual rental rates or both.

During 1997, two of the Partnership's leases each contributed more than 15% of the Partnership's total rental income. Summarized as follows are the significant items pertaining to each of these leases:

                                     Golden Corral           Tandy
                                    Corporation (1)       Corporation (2)

Lease Term                              15 Years            10 Years
Expiration Date of Primary Term      December 2007       September 2001
Renewal Options                           N/A           1 Term of 5 Years
Square Footage of Improvements           12,000               15,000
Base Annual Rental                    $ 182,994            $ 164,844

(1)     The Partnership owns two properties on lease to Golden
        Corral Corporation, one directly and one through a 4.8% joint venture. Information included herein pertains only to the property owned 100% by the Partnership.

(2)     The lease with Tandy Corporation was terminated on August
        31, 1997.  A new lease was originated with Baptist Memorial
        Health Services, Inc. beginning September 1, 1997. See Note 5 in the accompanying financial statements for a summary of rental income by lessee for 1997 and 1996.

All of the Partnership's leases specify a minimum amount of insurance coverage required to be carried by each tenant.
Management of the Partnership believes that the insurance policies required to be carried by the tenants will adequately cover the replacement cost of the properties and any personal liability losses which the tenants may sustain.

Property Management

Each property is managed by American Asset Advisers Realty
Corporation ("AAA"), an affiliate of the Managing General Partner.
Such management includes providing leasing services in connection with identifying and qualifying prospective tenants, assisting in the negotiation of the leases, providing quarterly financial statements, receiving and depositing monthly lease payments, periodic verification of tenants' payments of real estate taxes and insurance coverage, and periodic inspection of properties and tenants' sales records where applicable. The Managing General
Partner or such affiliates are reimbursed for administrative expenses at cost. The tenants are responsible, at their expense, for day-to-day on-site management and maintenance of the properties.

                                  -3-

Financing - Borrowing Policies - No Leverage

The General Partners expect that the Partnership will incur no indebtedness in connection with the operation of the properties.
However, in the exercise of their fiduciary duties the General
Partners may elect to borrow funds on behalf of the Partnership, but only if necessary in their judgment to avoid what would otherwise be substantial adverse consequences to the Partnership.
All properties were acquired on a debt-free basis.

The Partnership will not issue any senior securities nor will it invest in junior mortgages, junior deeds of trust or similar obligations.

Sale of Properties

The General Partners expect that most of the properties will be sold eight to twelve years after acquisition. The determination of whether a particular property should be sold or otherwise disposed of will be made after consideration of performance of the property and market conditions and will depend, in part, on the economic benefits of continued ownership. In deciding whether to sell properties, the General Partners will consider factors such as potential capital appreciation, cash flow and federal income tax consequences. The General Partners or their affiliates anticipate performing various substantial real estate brokerage functions in connection with the sale of properties by the Partnership.

Competitive Conditions

The properties owned by the Partnership are leased to fast food and family style restaurants, retail businesses and a medical facility. These businesses face competition from similar establishments within the surrounding areas.

At the time a property is sold or otherwise disposed of, the Partnership will be in competition with others who are also seeking buyers for their properties.

Employees

The overall management decisions of the Partnership are made by the Managing General Partner, American Asset Advisers Management
Corporation IX, who delegates certain day-to-day functions to the officers of AAA, consultants, and employees of AAA. The
Partnership itself has no employees.

Item 2.  Properties

As of March 31, 1998, the Partnership owned five properties in fee simple (four directly and one through a joint venture with an affiliated partnership). The properties are located in Texas and Tennessee. They are operated as retail stores, restaurants and medical facilities.

Land - The Partnership's property sites range from approximately
34,000 to 60,000 square feet depending upon building size and local demographic factors. Sites purchased by the Partnership are in high traffic corridors and have been reviewed for traffic and demographic pattern and history.

                                   -4-

Buildings - The buildings are all single tenant and generally rectangular. They are positioned for good exposure to traffic flows and constructed from various combinations of stucco, steel, wood, brick and tile. Buildings range from approximately 2,300 to 15,000 square feet. Buildings are suitable for possible conversion to other uses, although modifications may be required prior to use for other operations. There are no plans for renovations or improvements.

Leases - Tenants are companies whose net worth exceed a minimum of $40,000,000. Tenants are diversified by business type and are represented by the following types of businesses: medical facilities, retail clothing and accessories, full service restaurants and fast food restaurants.

Geographic Location - The properties are located within major metropolitan areas with populations that exceed 250,000.

A total of $4,436,869 has been invested in properties as of December 31, 1997, for the Partnership. This includes land, building and acquisition costs. A further description of the Partnership properties is included in Item 1 and in Schedule
III-Real Estate Owned and Accumulated Depreciation of this Form 10-KSB.

Item 3.  Legal Proceedings

The Partnership does not have any material legal proceedings pending.

Item 4.  Submission of Matters to a Vote of Security Holders

During the fiscal year ended December 31, 1997, no matter was submitted to a vote of security holders through the solicitation of proxies or otherwise.

                                    -5-


                             PART II

Item 5.  Market for the Issuer's Common Equity and Related Stockholder Matters

As of March 31, 1998, 327 limited partners had subscribed for 5,390.5 Units. No established public trading market currently exists for the Units.

For the years ended December 31, 1997 and 1996, the Partnership paid cash distributions to the Limited Partners (LPs) in the amount of $460,593 and $458,462, respectively and to the General Partners
(GPs) in the amount of $3,000 and $3,000, respectively. The distributions were paid entirely from the operating profits of the Partnership.

A summary of the distributions by quarter is as follows:

  Quarter                         1997                    1996
   Ended                    GPs          LPs        GPs          LPs

 March 31                $   750      $ 114,926   $   750     $ 114,548
 June 30                 $   750      $ 115,087   $   750     $ 114,548
 September 30            $   750      $ 115,223   $   750     $ 114,548
 December 31             $   750      $ 115,357   $   750     $ 114,818

The Partnership intends to continue the payment of regular quarterly distributions. There are currently no material legal restrictions that would limit the Partnership's ability to pay distributions.

Item 6.  Management's Discussion and Analysis of the Partnership's
         Financial Condition and Results of Operations.

The Partnership was organized on February 1, 1990, to acquire, on a debt-free basis, existing and newly constructed commercial properties located in the continental United States and particularly in the Southwest, to lease these properties to tenants under generally "triple net" leases, to hold the properties with the expectation of equity appreciation and eventually to sell the properties.

The Partnership's overall investment objectives are to acquire properties that offer investors the potential for (i) preservation and protection of the Partnership's capital; (ii) partially tax-deferred cash distributions from operations; and (iii) long-term capital gains through appreciation in value of the Partnership's properties realized upon sale.

AAA has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 Issue.
The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any programs that have time-sensitive software may recognize a date using
"00" as the year 1900 rather than the year 2000. AAA's hardware and software are believed to be Year 2000 compliant. Accordingly, the Partnership does not expect to incur any material costs in connection with the compliance of the Year 2000 Issue.

LIQUIDITY AND CAPITAL RESOURCES

On June 6, 1990, the Partnership commenced an offering to the public of up to $15,000,000 (15,000 Units) of limited partnership interests. The proceeds of the offering, lease income from the Partnership's properties and interest income are the Partnership's source of capital. The Partnership closed its offering on June 5, 1992, having raised $5,390,500. Limited partners are not required to make any additional capital contributions.

                                    -6-

The Partnership's investment strategy of acquiring properties for all cash and leasing them under net leases to corporations minimizes the Partnership's operating expenses. The General
Partners believe that net rental income from the leases will generate cash flow in excess of Partnership operating expenses.
Since the leases generally have initial or remaining terms of at least 10 years and provide for specified rental increases in excess of the initial base rent, it is anticipated that Partnership income will increase over time. Approximately $145,000 has been set aside for working capital reserves. Because of the low operating expenses and ongoing cash flow, the General Partners do not believe that other working capital reserves are necessary at this time.
Because all leases of the Partnership's properties are on a net-lease basis, it is not anticipated that a large reserve for maintenance and repairs will be necessary. The Partnership intends to distribute a significant portion of its cash available for distribution unless it becomes necessary to maintain additional reserves.

As of December 31, 1997, the Partnership had acquired five properties and had invested $4,436,869 including certain acquisition expenses related to the Partnership's investment in these properties. These expenditures resulted in a corresponding decrease in the Partnership's liquidity.

The Partnership made cash distributions from operations to the limited partners during each quarter of 1997 and 1996, distributing a total of $460,593 and $458,462 to the limited partners, respectively.

Inflation has had very little effect on income from operations.
Management expects that increases in store sales volumes due to inflation as well as increases in the Consumer Price Index (C.P.I.)
may contribute to capital appreciation of the Partnership properties. These factors, however, also may have an adverse impact on the operating margins of the tenants of the properties.

RESULTS OF OPERATIONS

Years Ended December 31, 1997 and 1996:

Rental income increased from $494,299 in 1996 to $514,719 in 1997 primarily as a result of negotiating a lease on one property with a new tenant at a higher rental rate. Interest income increased slightly from $5,303 in 1996 to $5,474 in 1997 as a result of an increase in interest rates. Expenses declined by $99,433 primarily from a reduction in amortization expenses as the Partnership's organization and syndication costs were fully amortized in late
1996. The Partnership recorded net income in 1997 of $390,199 as compared to $270,175 in 1996. Each of the four properties owned
100% by the Partnership contributed more than 10% of the total rental income for 1997.

Item 7.  Financial Statements and Supplementary Data

The response to this item is submitted in Item 13(a) of this report and is incorporated herein by reference.

Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

                                   -7-

                             PART III

Item 9.  Directors and Executive Officers of the Issuer

The Issuer has no officers or directors. The individual and Managing General Partners are as follows:

H. Kerr Taylor, age 47, is the Individual General Partner of the
Partnership.  Mr. Taylor is a graduate of Trinity University.  Mr.
Taylor also received a Masters of Business Degree from Southern
Methodist University and a Doctor of Jurisprudence from South Texas
College of Law. Mr. Taylor has over twenty years experience and has participated in over 300 real estate transactions. Mr. Taylor has served on a board and governing bodies of a bank, numerous private and public corporations and charitable institutions. Mr.
Taylor is the president, the sole director and sole shareholder of AAA, a real estate operating company he founded in 1988. Mr.
Taylor has served in this capacity since the company's formation.

Mr. Taylor is currently a general partner or principal of a general partner of eleven affiliated limited partnerships. Mr. Taylor is a member of the National Board of Realtors, Texas Association of Realtors and Texas Bar Association.

American Asset Advisers Management Corporation IX is a Nebraska corporation which was organized for the sole purpose of acting as the Managing General Partner of the Partnership. The Managing
General Partner has a nominal net worth. The two initial voting shareholders of American Asset Advisers Management Corporation IX are Mr. Taylor and Realty Assets, Inc., a Nebraska corporation. Mr.
Taylor's ownership interest is 80% of the stock of the Managing
General Partner; Realty Assets, Inc. owns the remaining 20%.
Realty Assets, Inc. received its 20% interest as consideration for agreeing to assume the risks associated with advancing a portion of the organization and offering costs relating to this offering.

The President and Treasurer of the Managing General Partner is Mr.
Taylor who is also a Director. Stephen K. Wild, a resident of Omaha, Nebraska, has been named Vice President, Secretary and a Director of the Managing General Partner. Messrs. Taylor and Wild are the two Directors of the Managing General Partner.

Mr. Wild, age 49, is the Chairman of Securities America, Inc., a registered broker/dealer, which was also the dealer/manager of the Partnership during the offering period. Mr. Wild has served as the Chairman of the Board of Securities America, Inc. since 1984 and also as its President from February 1991 to September 1997. Mr.
Wild has also been the Chairman of Financial Dynamics, Inc., the holding company for Securities America, Inc. and certain other financial service companies since September 1985. Realty Assets, Inc., which owns 20 percent of the common stock of the Managing
General Partner, is an affiliate of the Dealer/Manager.
The affairs of the Partnership are conducted by AAA. In addition to Mr. Taylor as president, other officers of AAA include:

Tim Kelley, age 50, serves as Vice President of Operations of AAA.
Mr. Kelley's career spans over twenty years of debt and equity industry experience. Mr. Kelley has held senior management, compliance and sales responsibilities in Broker/Dealers and in investment banking firms including Lehman Brothers Kuhn Loeb, Oppenheimer and Co., Inc., and McKenna and Company. Mr. Kelley holds the series 24, 27, 7, 3, 15, and 63 NASD licenses. He received his B.S. degree from Kent State University.

                                     -8-

Randal Garbs, age 44, serves as Vice President of Acquisitions of
AAA. Mr. Garbs is responsible for property acquisitions as well as marketing services to its tenants and developers. Mr. Garbs has over twenty years experience in marketing including acting as CEO of a Houston based service company. Mr. Garbs has earned the series 7 and 63 NASD licenses, the Texas Real Estate license and is a candidate for the CCIM designation. Mr. Garbs received his B.S.
and M.B.A. from Houston Baptist University and is active in various community organizations and charitable foundations.

L. Larry Mangum, age 33, serves as Vice President of Finance of
AAA. Mr. Mangum is responsible for the financial accounting and reporting relating to the AAA-sponsored partnerships and their properties. He has over ten years of accounting experience, including four years with a public accounting firm. He previously worked for American General Corporation, a national insurance company, from 1991-1996 as part of a team responsible for supervising their reporting activities. Mr. Mangum received a B.B.A. degree in accounting from Stephen F. Austin State University and subsequently earned the CPA designation.

Other individuals who are specialists in their respective fields are periodically employed by AAA and are engaged on an as-needed basis to perform services on behalf of the Partnership or the Managing General Partner or both. These individuals are not employees of the Partnership or the Managing General Partner nor are they employees of other AAA-sponsored partnerships, although they do perform various services and activities for those partnerships.

These individuals are:

Don Grieb, age 46, is the Director of Development and Acquisitions of AAA. Mr. Grieb has over twenty years experience within the real estate industry including development, investment analysis and administration. Mr. Grieb has served within management of such real estate firms as Hines Interests and AEW. Mr. Grieb received his B.S. and M.B.A. from the University of Illinois and is a registered architect.

Joe Mayer, age 42, is a permanent advisor of AAA responsible for debt and equity issues. Mr. Mayer has over twenty years of experience in business, accounting, investments and real estate transactions. Mr. Mayer is a certified public accountant and worked for a national public accounting firm. Mr. Mayer received his B.B.A. degree in accounting from the University of Kentucky and is a licensed real estate broker.

Jane Costello, age 41, is a certified public accountant and is responsible for the tax accounting related to the AAA-sponsored partnerships and their properties. She has over eighteen years experience as an accountant including over 4 years with a national public accounting firm and the last eight years with her own accounting practice. Ms. Costello received a B.B.A. degree in accounting from the University of Texas.

Item 10.  Executive Compensation

Other than as discussed in Item 12, neither the Individual General
Partner nor any of the directors and officers of the Managing
General Partner received any remuneration from the Issuer.  The
Individual General Partner and his affiliates received fees and reimbursements of expenses from the Partnership as discussed in
Note 7 in the accompanying financial statements.

                                   -9-

Item 11.  Security Ownership of Certain Beneficial Owners and
Management

As of December 31, 1997, no person was known by the Issuer to be the beneficial owner of more than 5% of the Units of the Issuer.
Neither General Partner owns any Units nor does any director or officer of the Managing General Partner own any Units.

Item 12.  Certain Relationships and Related Transactions

The Individual General Partner and the Managing General Partner received cash distributions from operations during, or with respect to, the fiscal years ended December 31, 1997 and 1996 of $3,000 and $3,000, respectively. For a description of the share of cash distributions from operations, if any, and fees to which the General Partners are entitled, reference is made to the material contained in the Prospectus under the headings CASH DISTRIBUTIONS
AND TAX ALLOCATIONS and COMPENSATION TO GENERAL PARTNERS AND
AFFILIATES.

The Issuer has entered into arrangements with AAA pursuant to which
AAA has assumed direct responsibility for day-to-day management of the Partnership's properties.  This service includes the
supervision of leasing, rent collection, maintenance, budgeting, employment of personnel, payment of operating expenses, etc.  AAA is reimbursed for its actual costs associated with performing the foregoing services, but does not receive a property management fee.
In connection with administrative services rendered to the
Partnership, $17,678 and $16,200  was paid to AAA in 1997 and 1996,
respectively.   See Note 7 in the accompanying financial
statements.

Mr. Taylor, President of AAA, receives compensation from AAA for services performed for AAA, which may include services rendered in connection with the Issuer. However, the Managing General Partner believes that any compensation relating to such services is not material.

                                   -10-


                             PART IV

Item 13.  Exhibits, Financial Statements, Schedules and Reports on Form 8-K

(a) (1)  Financial Statements

         Independent Auditors' Report
         Balance Sheet, December 31, 1997
         Statements of Income for the Years Ended December 31, 1997 and 1996
         Statements of Partnership Equity (Deficit) for the Years
           Ended December 31, 1997 and 1996
         Statements of Cash Flows for the Years Ended December 31, 1997 and 1996
         Notes to Financial Statements for the Years Ended December 31, 1997
           and 1996

     (2) Financial Statement Schedules:  See (d) below

     (3) Exhibits:  See (c) below

(b)      Reports on Form 8-K filed after September 30, 1997:

         None

(c)      Exhibits

         3         See Exhibit 4 (a)

         4 (a) Amended and Restated Certificate and Agreement of Limited Partnership (Incorporated by reference to Exhibit A to the Prospectus of Issuer dated October 27, 1990, contained in
                   Registration Statement No. 33-33504 of Issuer
                   ("the Prospectus")).

           (b)     Subscription Agreement and Signature Page
                   (Incorporated by reference to Exhibit D to the Prospectus).

        10 (a)(1)  Lease Agreement between Issuer  and Foodmaker,
                   Inc., dated July 2, 1991. (Incorporated by reference to the exhibit filed with the Issuer's Annual Report on Form 10-K for the fiscal year ended December 31, 1994).

        10 (a)(2)  Assignment of Lease between Issuer and Lads
                   Commercial Real Estate Developers dated
                   October 4, 1991. (Incorporated by reference to the exhibit filed with the Issuer's Annual
                   Report on Form 10-K for the fiscal year ended
                   December 31, 1994).

        10 (a)(3)  Assignment of Rents and Leases between Issuer
                   and Northwend Center LP dated November 8,
                   1991. (Incorporated by reference to the exhibit filed with the Issuer's Annual Report on Form 10-K for the fiscal year ended
                   December 31, 1994).

                                   -11-

        10 (a)(4)  Lease Agreement between Issuer and Golden
                   Corral Corporation dated July 14, 1992.
                   (Incorporated by reference to the exhibit filed with the Issuer's Annual Report on Form
                   10-K for the fiscal year ended December 31,
                   1994).

        10 (a)(5)  Joint Venture Agreement between Issuer and AAA
                   Net Realty Fund X, Ltd. dated March 15, 1993.
                   (Incorporated by reference to the exhibit filed with the Issuer's Annual Report on Form
                   10-K for the fiscal year ended December 31, 1994.)

        10 (a)(6)  Lease Agreement between Issuer and Baptist
                   Memorial Health Services, Inc. dated September
                   11, 1997.

         27        Financial Data Schedule

(d)                Financial Statement Schedules

                   Schedule III - Real Estate Owned and Accumulated Depreciation


                                   12


                             SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   AAA Net Realty Fund IX, Ltd.


March 31, 1998                     /s/ H. Kerr Taylor
Date                               H. Kerr Taylor, Individual General Partner


                                   American Asset Advisers Management
                                     Corporation IX, Managing General Partner


March 31, 1998                     By /s/ H. Kerr Taylor
Date                               H. Kerr Taylor
                                   President


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Issuer and in the capacities and on the dates indicated.



March 31, 1998                     /s/ H. Kerr Taylor
Date                               H. Kerr Taylor
                                   President (Chief Executive Officer and
                                   Chief Financial Officer) and Director


March 31, 1998                     /s/ Stephen K. Wild
Date                               Stephen K. Wild, Director


March 31, 1998                     /s/ L. Larry Mangum
Date                               L. Larry Mangum (Principal Accounting
                                   Officer)


                                   -13-






                     ANNUAL REPORT ON FORM 10-KSB
                 ITEMS 7, 13 (a)(1) AND (2) AND 13(d)


                          FINANCIAL STATEMENTS

             FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                    AND FINANCIAL STATEMENT SCHEDULE

                  FOR THE YEAR ENDED DECEMBER 31, 1997




                      AAA NET REALTY FUND IX, LTD.


                                   F-1



                      AAA NET REALTY FUND IX, LTD.
                     INDEX TO FINANCIAL STATEMENTS




                                                                         Page

FINANCIAL STATEMENTS

Independent Auditors' Report                                               F-3
Balance Sheet, December 31, 1997                                           F-4
Statements of Income for the Years Ended
   December 31, 1997 and 1996                                              F-5
Statements of Partnership Equity (Deficit)
   for the Years Ended December 31, 1997 and 1996                          F-6
Statements of Cash Flows for the Years Ended
   December 31, 1997 and 1996                                              F-7
Notes to Financial Statements for the Years Ended
   December 31, 1997 and 1996                                      F-8 to F-11



FINANCIAL STATEMENT SCHEDULE:
Schedule III Real Estate Owned and Accumulated Depreciation
for the Year Ended December 31, 1997                                      F-12


All other financial statement schedules are omitted as the required information is either inapplicable or is included in the financial statements or related notes.

                                   F-2


INDEPENDENT AUDITORS' REPORT


AAA Net Realty Fund IX, Ltd.

We have audited the accompanying balance sheet of AAA Net Realty
Fund IX, Ltd. as of December 31, 1997 and the related statements of income, partnership equity (deficit) and cash flows for each of the two years in the period ended December 31, 1997. Our audits also included the financial statement schedule listed in the Index.
These financial statements and the financial statement schedule are the responsibility of the Partnership's management. Our responsibility is to express an opinion on the financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of AAA Net Realty Fund
IX, Ltd. as of December 31, 1997 and the results of their operations and their cash flows for each of the two years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. Also, in our opinion, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.





DELOITTE & TOUCHE LLP

Houston, Texas
March 10, 1998



                                   F-3


                         AAA NET REALTY FUND IX, LTD.
                          (A LIMITED PARTNERSHIP)
                               BALANCE SHEET
                             DECEMBER 31, 1997

ASSETS
Cash and cash equivalents                                $      149,919
Accounts receivable                                              46,875
Property:
   Land                                                       1,490,494
   Buildings                                                  2,946,375
                                                              4,436,869
   Accumulated depreciation                                    (546,565)
      Total property                                          3,890,304
Other assets:
      Accrued rental income                                       7,060
TOTAL ASSETS                                              $   4,094,158

LIABILITIES AND PARTNERSHIP EQUITY
Liabilities:
      Accounts payable                                    $      15,474
         TOTAL LIABILITIES                                       15,474
Partnership equity (deficit):
      General partners                                           (3,984)
      Limited partners                                        4,082,668
         TOTAL PARTNERSHIP EQUITY                             4,078,684
TOTAL LIABILITIES AND PARTNERSHIP EQUITY                  $   4,094,158



See Notes to Financial Statements.

                                        F-4



                           AAA NET REALTY FUND IX, LTD.
                             (A LIMITED PARTNERSHIP)
                              STATEMENTS OF INCOME


                                           For the Years Ended December 31,
                                              1997                   1996

Revenues:
    Rental income                       $   514,719             $   494,299
    Interest income                           5,474                   5,303

            Total revenues                  520,193                 499,602

Expenses:
    Advisory fees to related party           17,678                  16,200
    Amortization                                  -                 104,069
    Depreciation                             93,536                  93,536
    Professional fees                        18,780                  15,622

            Total expenses                  129,994                 229,427

Net income                              $   390,199             $   270,175

Allocation of net income:
    General partners                    $     3,902             $     2,702
    Limited partners                        386,297                 267,473

                                        $   390,199             $   270,175

Net income per unit                     $     72.39             $     50.12

Weighted average units outstanding          5,390.5                 5,390.5




See Notes to Financial Statements.

                                              F-5


                     AAA NET REALTY FUND IX, LTD.
                       (A LIMITED PARTNERSHIP)
              STATEMENTS OF PARTNERSHIP EQUITY (DEFICIT)
           FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                      General       Limited
                                      Partners      Partners        Total

Balance at December 31, 1995         $ (4,588)    $ 4,347,953   $ 4,343,365

  Net income                            2,702         267,473       270,175

  Distributions ($85.05 per Limited
                 Partnership Unit)     (3,000)       (458,462)     (461,462)


Balance at December 31, 1996           (4,886)      4,156,964     4,152,078

  Net income                            3,902         386,297       390,199

  Distributions (85.45 per Limited
                 Partnership Unit)     (3,000)       (460,593)     (463,593)


Balance at December 31, 1997         $ (3,984)    $ 4,082,668    $ 4,078,684




See Notes to Financial Statements.

                                      F-6


                         AAA NET REALTY FUND IX, LTD.
                           (A LIMITED PARTNERSHIP)
                          STATEMENTS OF CASH FLOWS



                                                       For the Years Ended December 31,
                                                             1997            1996


Cash flows from operating activities:
   Net income                                          $   390,199      $   270,175
   Adjustments to reconcile net income to net cash
      flows from operating activities:
          Amortization                                           -          104,069
          Depreciation                                      93,536           93,536
          Increase in accounts receivable                  (45,825)               -
          Increase in accrued rental income                 (7,060)               -
          Increase (decrease)  in accounts payable           2,520           (7,535)
          Net cash provided by operating activities        433,370          460,245

Cash flows from financing activities:
   Distributions paid to partners                         (463,593)        (461,462)
      Net cash used in financing activities               (463,593)        (461,462)

Net decrease in cash and cash equivalents                  (30,223)          (1,217)
Cash and cash equivalents at beginning of year             180,142          181,359
Cash and cash equivalents at end of year               $   149,919      $   180,142




 See Notes to Financial Statements.

                      AAA NET REALTY FUND IX, LTD.
                        (A LIMITED PARTNERSHIP)
                      NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   DESCRIPTION OF BUSINESS AND NATURE OF OPERATIONS

   AAA Net Realty Fund IX, Ltd. (the "Partnership") is a limited partnership formed February 1, 1990, under the laws of the State of Nebraska. The Partnership commenced operations as of June 6, 1990. American Asset Advisers Management Corporation IX (a Nebraska corporation) is the Managing General Partner and
   H. Kerr Taylor is the Individual General Partner.

   The Partnership was formed to acquire commercial properties for cash, own, lease, operate, manage and eventually sell the properties. The supervision of the operations of the properties is managed by American Asset Advisers Realty Corporation ("AAA"), a related party.

   BASIS OF ACCOUNTING

   The financial records of the Partnership are maintained on the accrual basis of accounting whereby revenues are recognized when earned and expenses are recorded when incurred.

   CASH AND CASH EQUIVALENTS

   For purposes of the statement of cash flows, the Partnership considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds.

   PROPERTY

   Property is leased to others on a net lease basis whereby all operating expenses related to the properties including property taxes, insurance and common area maintenance are the responsibility of the tenant. The leases are accounted for under the operating lease method under which the properties are recorded at cost. Rental income is recognized ratably over the life of the lease and depreciation is charged based upon the estimated useful life of the property.

   The Partnership's lease agreements do not provide for contingent rentals.

   The Partnership obtains an appraisal on each property prior to a property's acquisition and also performs an annual valuation update to evaluate potential impairment for each property for which an appraisal is older than twelve months. This valuation is based on capitalization of income for each property, a review of current market conditions and any significant events or factors which would indicate a potential impairment to the value of a property.

   The final property acquisition was completed as a joint venture. The Partnership's interest in the joint venture is 4.8%. At December 31, 1997, the net book value of this property comprised 1.7% of total assets, the rental income of $8,724 comprised 1.7% of total rental income and 2.2% of net income. Because of the immateriality of these amounts to the financial statements as a whole, the initial purchase and the subsequent rental income and depreciation have been accounted for on the proportionate consolidation method.

   DEPRECIATION

   Buildings are depreciated using the straight-line method over an estimated useful life of 31.5 years.

   STATEMENT OF CASH FLOWS - SUPPLEMENTAL INFORMATION

   No cash was paid for income taxes or interest during 1997 or 1996.

   FEDERAL INCOME TAXES

   All income and expense items flow through to the partners for tax purposes. Consequently, no provisions for federal or state income taxes is provided in the accompanying financial statements.

   FAIR VALUE OF FINANCIAL INSTRUMENTS

   The carrying value of financial instruments, consisting of cash, cash equivalents, accounts receivable and liabilities approximate their fair value.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. PARTNERSHIP EQUITY

   The Managing General Partner, American Asset Advisers Management Corporation IX, and the Individual General Partner,
   H. Kerr Taylor, have made capital contributions in the amounts of $990 and $10, respectively. All other contributions have been made by the limited partners. The General Partners shall not be obligated to make any other contributions to the capital of the Partnership, except that, in the event that the General Partners have negative balances in their capital accounts after dissolution and winding up of, or withdrawal from, the Partnership, the General Partners will contribute to the Partnership an amount equal to the lesser of the deficit balances in their capital accounts or 1.01% of the total capital contributions of the limited partners over the amount previously contributed by the General Partners.

3. ALLOCATIONS AND DISTRIBUTIONS

   All income, profits, gains and losses of the Partnership for each fiscal year, other than any gain or loss realized upon the sale, exchange or other disposition of any of the Partnership properties, shall be allocated as follows:
   (a) net loss shall be allocated 99% to the limited partners, .99% to the Managing General Partner and .01% to the Individual General Partner; and (b) net income will be allocated first in the ratio, and to the extent, net cash flow is distributed to the partners for such year and any additional income for such year will be allocated 99% to the limited partners, 1% to the General Partners.

   For income tax purposes, the gain realized upon the sale, exchange or other disposition of any property will be allocated as follows:

   a. first, to and among the partners in an amount equal to the negative balances in their respective capital accounts (pro rata based on the relative amounts of such negative balances);

   b. then, to each limited partner until the balance in such limited partner's capital account equals the amount to be distributed to such limited partner in the first tier of the distributions of net proceeds of sale;

   c. then, to the General Partners, until the balance in their capital accounts equals the amounts to be distributed to the General Partners in the second tier of distributions of net proceeds of sale;

   d. then, 85% to the limited partners and 15% to the General
      Partners; and,

   e. thereafter, the Partners shall be allocated gain or loss in order to meet Treasury Regulation regarding qualified income offset requirements.

   Any loss on the sale, exchange, or other disposition of any property shall be allocated 99% to the limited partners and 1% to the General Partners.

4. OPERATING LEASES

   A summary of minimum future rentals, exclusive of any renewals, under noncancellable operating leases in existence at December
   31, 1997 are as follows:

                         1998                   $    530,215
                         1999                   $    530,215
                         2000                   $    535,840
                         2001                   $    547,090
                         2002                   $    511,923
                         2003-2009              $  2,444,861

5. MAJOR TENANTS

   The Partnership's operations are related to the acquisition and leasing of commercial real estate properties. The following schedule summarizes rental income by lessee for 1997 and 1996:

                                                            1997         1996

     Foodmaker (Texas)                                   $  66,212    $  63,735
     Tandy Corporation (Tennessee)                       $ 109,896 *  $ 164,844
     Baptist Memorial Health Services, Inc. (Tennessee)  $  69,560    $       -
     Payless ShoeSource/WaldenBooks (Texas)              $  77,331    $  74,000
     Golden Corral Corporation (Texas)                   $ 191,720    $ 191,720
                    Total                                $ 514,719    $ 494,299


     * Lease terminated during 1997

6. INCOME RECONCILIATION

   A reconciliation of net income for financial reporting purposes to income for federal income tax purposes is as follows for the year ended December 31:

                                                        1997           1996

    Net income for financial reporting purposes      $ 390,199      $ 270,175

    Amortization for financial reporting purposes not
       deductible for tax purposes                           -         72,844

     Accrued rental income                              (7,060)             -

     Income for tax reporting purposes               $ 383,139      $ 343,019


7. RELATED PARTY TRANSACTIONS

   The Partnership Agreement provides for the reimbursement for administrative services necessary for the prudent operation of the Partnership and its assets with the exception that no reimbursement is permitted for rent, utilities, capital equipment, salaries, fringe benefits or travel expenses allocated to the Individual General Partner or to any controlling persons of the Managing General Partner. In connection with administrative services rendered to the Partnership, $17,678 and $16,200 was incurred and paid to AAA in 1997 and 1996, respectively.

                     AAA NET REALTY FUND IX, LTD.
        SCHEDULE III - REAL ESTATE OWNED AND ACCUMULATED DEPRECIATION
                   FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                                                                      LIFE ON WHICH
                                                                                                                       DEPRECIATION
                                                                                                                        IN LATEST
PROPERTY                ENCUM-                       IMPROVE-   COST AT CLOSE OF YEAR   ACCUMULATED  DATE OF  DATE     INCOME STMT.
DESCRIPTION             BRANCES  BUILDING    LAND     MENTS      BUILDING      LAND    DEPRECIATION   CONST. ACQUIRED  IS COMPUTED


Jack in the Box,           $0    $406,805   $174,345     $0     $406,805    $174,345      $83,406      N/A    07-12-91   31.5 Years
 Texas

Baptist Memorial Health    $0  $1,097,725   $470,454     $0   $1,097,725    $470,454     $217,802      N/A    10-4-91    31.5 Years
 Services, Inc.
  Tennessee

Payless Shoe Source,       $0    $393,573   $168,674     $0    $393,573     $168,674      $76,805      N/A    11-07-91   31.5 Years
 Texas

Golden Corral Restaurant,  $0    $995,048   $654,211     $0    $995,048     $654,211     $160,456      N/A    08-20-92   31.5 Years
 Texas

Golden Corral Restaurant,  $0     $53,224    $22,810     $0     $53,224      $22,810       $8,096      N/A    03-15-93   31.5 Years
 Texas

                           $0  $2,946,375 $1,490,494     $0  $2,946,375   $1,490,494     $546,565





(1)  Transactions in real estate and accumulated depreciation during 1997 and 1996 are summarized as follows:


                                                        Accumulated
                                        Cost            Depreciation
Balance at December 31, 1995      $4,436,869              $359,494
Acquisitions                              $0                    $0
Depreciation expense                      $0               $93,536
Balance at December 31, 1996      $4,436,869              $453,030
Acquisitions                              $0                    $0
Depreciation expense                      $0               $93,535
Balance at December 31, 1997      $4,436,869              $546,565


(2)  Aggregate cost for Federal
        income tax purposes       $4,436,869



                                        F-12

                                                           Exhibit 10 (a)(6)


                           TRIPLE NET
                         LEASE AGREEMENT

     THIS LEASE AGREEMENT, made and entered into by and between AAA
NET REALTY FUND IX, LTD, a Nebraska limited partnership, hereinafter referred to as "Landlord," and BAPTIST MEMORIAL HEALTH
SERVICES, INC., a Tennessee non-profit corporation, hereinafter referred to as "Tenant."

                       W I T N E S S E T H:

     In consideration of the payment of the Rent as herein provided and the performance of the covenants and compliance with the terms and conditions contained herein by Tenant, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon and subject to the terms and provisions of this Lease, the land described in Exhibit "A" attached hereto, together with all improvements thereon and all appurtenances and easements thereto (hereinafter referred to collectively as the "Premises"). The Premises and this Lease are subject to the restrictions and other matters described on Exhibit "B" hereto.

     TO HAVE AND TO HOLD the Premises unto Tenant for the term of this Lease (hereinafter referred to as the "Lease Term"), which shall begin on the Commencement Date (as hereinafter defined) and end on August 31, 2007, unless extended under the provisions of
Article XXI hereof.

               ARTICLE I.  ACCEPTANCE OF PREMISES.

     1.1 Improvements have previously been constructed on the Premises and by occupying the Premises, Tenant accepts the same AS
IS AND WHERE IS, WITH ALL FAULTS AND WITHOUT WARRANTY, EXPRESSED OR
IMPLIED.

     1.2  The "Commencement Date" of this Lease shall be September
1, 1997.

                        ARTICLE II.  RENT.

     2.1  Rent shall accrue hereunder from the Commencement Date.

     2.2  Tenant promises and agrees to pay to Landlord at 8
Greenway Plaza, Suite 824, Houston, Texas 77046, or such other place as Landlord may from time to time designate in writing, the following "Rent":

          (a) A monthly minimum rent for the Premises of $15,625.00 (based upon $12.50 per square feet per year), subject to adjustment as hereinafter provided, which shall be

                                   -1-

     due and payable in advance in monthly installments on the first day of each month ("Minimum Rent") commencing September
     1, 1997. Beginning September 1, 2000 and continuing until the
     August 31, 2003, the Minimum Rent shall be adjusted to $17,031.25 (based upon a 3% per year increase). Beginning
     September 1, 2003 and continuing until August 31, 2006, the
     Minimum Rent shall be adjusted to $18,564.06 (based upon a 3% per year increase). Beginning September 1, 2006 and continuing until August 31, 2007, the Minimum Rent shall be adjusted to 20,234.83 (based upon a 3% per year increase).

          (b) Any costs reasonably incurred by Landlord, that Tenant is herein obligated to pay and fails to pay within thirty (30) days from date of receipt of Landlord's notice to pay, in connection with operation or maintenance of the Premises (except Landlord shall not be required to operate or maintain the Premises), including any costs or expenses incurred by Landlord under the provisions of those covenants and restrictions set forth in Exhibit "B" hereto, which costs shall be payable upon demand by Landlord or as otherwise provided herein;

          (c)  Taxes in accordance with Article XIV hereof; and

          (d) All other charges payable by Tenant hereunder and all sums expended by Landlord on behalf of Tenant, as provided herein.

     2.3 Except as otherwise provided herein, all Rent and other charges for each month shall be due and payable on the first day of such month. Unless otherwise expressly provided herein, all Rent and other charges shall be due and payable without demand, notice, offset, reduction or abatement and Tenant hereby waives and relinquishes any and all rights which Tenant might otherwise have to claim any nature of lien against or to withhold, deduct from or offset Rent or other charges. In the event any installment of Rent, or any other fees or charges hereunder, is not received within five business days after the date on which such amount is due, Tenant shall pay an administrative late charge of $10.00 for each such late payment. If such failure to pay Rent or other charges continues beyond ten days after Tenant has received notice of such failure, any and all due and unpaid Rent or other charges shall bear interest from the date such Rent or other charges became due until the date such Rent or other charges is received by Landlord at the interest rate which is equal to the lesser of (i)
18 percent per annum or (ii) the maximum non-usurious rate allowed by applicable law. Such interest, as accrued, shall be immediately due and payable as additional Rent hereunder. The collection of such late charge and/or such interest by Landlord shall be in addition to and cumulative of any and all other remedies available

                                 -2-

to Landlord. It is the intention of Landlord and Tenant to conform to all applicable laws concerning the contracting for, charging and receiving of interest. In the event that any payments of interest required under this Lease are ever found to exceed any applicable limits, Landlord shall credit the amount of any such excess paid by Tenant against any amount owing under this Lease or if all amounts owing under this Lease have been paid, Landlord shall refund to Tenant the amount of such excess paid by Tenant.
Landlord and Tenant agree that Landlord shall not be subject to any applicable penalties in connection with any such excess interest, it being agreed that any such excess interest contracted for, charged or received pursuant to this Lease shall be deemed a result of a bona fide error and a mistake. Tenant shall also pay an administrative charge of $25.00 for each check returned unpaid for any reason.

              ARTICLE III.  USE AND CARE OF PREMISES.

     3.1 The Premises may be used and occupied as an outpatient medical or other health related facility of Tenant, its successors, assignees and sublessees, and for no other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant shall not make or permit any unlawful use of the Premises or any use which violates any covenants or restrictions which affect the Premises. Tenant or its successors, assigns and sublessees shall not at any time vacate the Premises, but shall in good faith continuously throughout the term of this Lease conduct and carry on in the Premises the type of business for which the Premises are leased, in accordance with the reasonable standards of operation of such business.

     3.2 Tenant shall not, without Landlord's prior written consent, perform any act or fail to perform any act, keep anything within the Premises or use the Premises for any purpose that invalidates any insurance policy carried on the Premises or on other parts of the Premises. If Landlord does give written consent to Tenant pursuant to the above sentence, then Tenant shall be liable, at its sole cost and expense, for the amount of any increase in the insurance premium cost resulting from such act or omission to which Landlord has consented.

     3.3 Tenant shall not, without Landlord's prior written consent, place or permit any loud speakers or amplifiers, flashing lights or searchlights on the roof or outside the Premises or where the same can be seen or heard outside the building; nor place or display any signs, advertisements or other items (other than dignified displays permitted under paragraph 6.l hereof) in any windows or glass building fronts; nor take any other action which is a nuisance.

                                    -3-

     3.4 Tenant, at its sole cost and expense, shall obtain all permits and licenses and pay all fees required for the transaction of its business in the Premises. Tenant shall not violate any applicable law, ordinance or governmental regulation now in force or which may hereafter be in force pertaining to the Premises or the operation of Tenant's business therein.

     3.5 Tenant shall take good care of the Premises and keep the same free from waste or nuisance at all times, ordinary wear and tear excepted. Tenant shall keep the Premises, including windows and signs and sidewalks, service ways and loading areas, if any, adjacent to the Premises neat, clean, and free from dirt or rubbish at all times and shall store all trash and garbage within the Premises, arranging for the regular pickups of such trash and garbage at Tenant's expense.

         ARTICLE IV.  MAINTENANCE AND REPAIR OF PREMISES.

     4.1 Landlord shall have no repair obligations hereunder. The foregoing notwithstanding, Tenant shall have no obligation to incur any expense for repairs to the roof, which are covered by Landlord's roof warranty.

     4.2 During the Lease Term, Tenant shall keep the Premises in good, clean condition and shall make all needed repairs, including, without limitation, maintenance of all direct utility connections, roof repairs (in excess of repairs covered by Landlord's warranty) and replacement of cracked or broken glass. Tenant shall comply at its sole cost and expense with all governmental laws, ordinances and regulations applicable to the Premises. If any repairs required to be made by Tenant hereunder are not made within thirty days after written notice delivered to Tenant by Landlord, Landlord may at its option make such repairs without liability to Tenant for any loss or damage which may result to its stock or business by reason of such repairs, except for liability resulting from the negligence or wilful misconduct of Landlord, its employees, agents or contractors, and Tenant shall pay to Landlord upon demand as additional rental hereunder the actual and reasonable cost of such repairs. At the expiration of this Lease, Tenant shall surrender the Premises in good condition, ordinary wear and tear excepted.

     4.3  In addition but without limitation, during the Lease
Term, Tenant shall have sole responsibility for maintenance and upkeep on the air conditioning/heating system, the sprinkler system, if any, and the water meter and shall, at Tenant's sole cost and expense, repair and replace any part thereof as may be necessary from time to time to keep such items in as good working condition as on the Commencement Date.

                                   -4-

              ARTICLE V.  ALTERATIONS AND FIXTURES.

     5.1 Except for those alterations shown on Exhibit "C" hereto, which Landlord has approved, Tenant shall not, without on each occasion obtaining Landlord's prior written consent, which will not be unreasonably withheld or delayed: (i) alter or change the exterior or architectural treatment of the Premises or any part thereof; (ii) paint or decorate any part of the exterior of the Premises; (iii) make any alterations or additions to the Premises or permit the making of any holes in the structural walls, ceilings or floors thereof; (iv) injure, overload, deface or otherwise harm the Premises or any part thereof or any equipment or installation therein; or (v) permit the use of any forklift and tow truck, or any other mechanically powered machine or equipment for handling freight in the Premises except in the ordinary course of its business. All repairs, replacements, alterations, additions, improvements, plate glass, exterior doors, overhead sprinkler systems (if any) floor coverings and fixtures (other than unattached, movable trade fixtures and attached fixtures which serve a purely medical or health related purpose) including all air conditioning electrical, mechanical and plumbing machinery and equipment, which may be made or installed by either party hereto upon the interior or exterior of the Premises shall become the property of Landlord without credit or compensation to Tenant at the termination of this Lease for any reason whatsoever, and at the termination of this Lease shall remain upon and be surrendered with the Premises, unless Landlord requests their removal, in which event Tenant shall remove the same and restore the Premises to their original condition, ordinary wear and tear excepted, at Tenant's expense.

               ARTICLE VI.  SIGNS AND ADVERTISING.

     6.1 Other than as expressly provided herein, Tenant shall not, make any changes to the Premises or install anything on the exterior of the building, which violates (a) any local ordinances or regulations or (b) the covenants and restrictions which affect the Premises. No portable or trailer signs of any kind shall be permitted. Landlord shall have the right to remove any items placed by Tenant on the Premises in violation of this Section.

                     ARTICLE VII.  UTILITIES.

     7.1 Tenant shall pay at its sole cost and expense the sums required to have connected all utility services to the Premises, including, but not limited to, any and all utility deposits and tap and meter fees. Tenant shall promptly pay all charges for electricity, water, gas, telephone service and all other utilities furnished to the Premises during the Lease Term. Landlord shall not be liable for any interruption whatsoever in utility services.

                                   -5-

No interruption shall be construed as either a constructive or actual eviction of Tenant, nor work an abatement of Rent, nor relieve Tenant from fulfilling any covenant or condition of this Lease.

             ARTICLE VIII.  INSURANCE AND INDEMNITY.

     8.1 Except as hereinafter provided, Tenant shall indemnify and hold Landlord and Landlord's agents, employees, representatives, heirs and assigns harmless from and against any and all losses, claims, actions, demands, liens, costs, damages, expenses and liabilities whatsoever including, but not limited to, reasonable attorney's fees and court costs, arising out of any claims of any person or persons on account of or by reason of: (i) any occurrence in, upon or at the Premises or resulting from or related to Tenant's occupancy or use thereof during the Lease Term;
(ii) the use or misuse of the parking area, whether by Tenant or by any person or persons holding or using the Premises, or any part thereof, under Tenant, including without limitation, Tenant's customers, invitees, agents, contractors, employees, servants, subtenants, assignees, licensees or concessionaires. Without limiting the generality of the foregoing, Tenant shall indemnify and hold Landlord, Landlord's agents, employees, representatives, heirs and assigns harmless from and against any penalty, damage or charge incurred or imposed by reason of any violation of law, statute, ordinance or governmental rule, regulation or requirement now or hereafter in force, by Tenant or any person or persons holding under Tenant, and from any cost, damage or expense arising out of the death of or injury to any person or persons holding under Tenant or using the Premises, or any part thereof, or any part of the parking area, except for those matters resulting from the negligent acts or omissions or wilful misconduct of any of Landlord's agents, employees, representatives, heirs or assigns, occurring in the parking area.

     8.2 Tenant shall throughout the term of this Lease carry and maintain, at Tenant's cost and expense, the following types of insurance, in the amounts specified and in the forms hereinafter provided:

          (a) general public liability insurance covering the Premises and Tenant's use thereof against claims for bodily injury or death and property damage occurring upon, in or about the Premises, such insurance to afford protection with limits of not less than $2,000,000 with respect to injury or death to any number of persons arising out of any occurrence and such insurance against property damage to afford protection with limits of not less than $100,000 with respect to any occurrence of property damage. The insurance coverage required under this Section 8.2(a) shall, in addition, extend

                                    -6-

     to any liability of Tenant arising out of the indemnities provided in Section 8.l;

          (b) fire insurance covering the building and other improvements, Tenant's leasehold improvements, heating, ventilating and air conditioning equipment, trade fixtures and all personal property from time to time in, on, or upon the Premises, and all alterations, additions or changes made by Tenant pursuant to the terms of this Lease, in an amount not less than the full replacement cost thereof from time to time during the term of this Lease, providing protection against perils included within the standard Tennessee form of fire and extended coverage insurance policy, together with insurance against sprinkler damage (but Landlord makes no representation that the Premises are equipped with a sprinkler system), vandalism and malicious mischief;

          (c) plate glass insurance covering all plate glass, if any, in the Premises other than interior display cases; and

          (d) such other insurance against other insurable hazards as Landlord may from time to time be required to maintain by any law, ordinance or regulation affecting the Premises.

All policies of insurance described in the foregoing paragraph shall be issued in form acceptable to Landlord by insurance companies acceptable to Landlord and qualified to do business in the State of Tennessee. Each such policy shall be issued in the names of Tenant, Landlord and any other party in interest from time to time designated by written notice by Landlord to Tenant, as their respective interests may appear. Such policies shall be for the mutual and joint benefit and protection of Tenant, Landlord and any such other party in interest, and executed copies of each such policy of insurance or a certificate thereof shall be delivered to each of Landlord and such other parties in interest within ten (10) days after delivery of possession of the Premises to Tenant and thereafter within thirty (30) days prior to the expiration of each such policy. If any such policy shall expire or terminate, a renewal or additional policy shall be procured and maintained by Tenant in like manner and to like extent. All such policies shall contain a provision that the company writing said policy will give to Landlord and such other parties in interest at least thirty (30) days notice in writing in advance of any cancellation, lapse, or the effective date of any reduction in the amount of insurance. In addition, Tenant shall furnish Landlord a copy of the policy (policies) within five (5) days after request therefor by Landlord. All such public liability, property damage and other casualty policies shall be written as primary policies which do not contribute to and are not in excess of coverage which Landlord may carry. All such public liability and property damage

                                     -7-

policies shall contain a provision that Landlord and any such other parties in interest, although named as an insured, shall nevertheless be entitled to recover under said policies for any loss occasioned to Landlord or any such other parties in interest, or to any of their respective servants, agents or employees by reason of the negligence of Tenant. If Tenant fails to have a certificate of such policy on deposit with Landlord at all times during the Lease Term (and prior thereto in the event of any entry into possession by Tenant prior to the Commencement Date of the term hereof or subsequent to the date of termination hereof in the event of a holdover) and fails to furnish a certificate of such policy within five (5) days after receipt of Landlord's written request therefor, then Landlord shall have the right (but no obligation) to take out and maintain such an insurance policy, and if Landlord does so and gives notice thereof to Tenant, then Tenant shall be obligated to pay Landlord the amount of the premium applicable to such policy of insurance within five (5) days following any such notice from Landlord. Any failure of Tenant to make such payment to a Landlord may be treated by Landlord as a default hereunder.

     8.3 Notwithstanding any provision herein contained to the contrary, if Landlord obtains insurance on the Premises and by the nature of Tenant's business, Landlord's insurance rate on the Premises is higher than the normal insurance rate being charged for any coverage carried by Landlord, Tenant, at its sole cost and expense, shall pay the difference between the rate being charged for such insurance and the normal stipulated rate to the extent that such increase is attributable to Tenant's business.

     8.4 In the event that Tenant fails to timely provide Landlord with copies of any insurance policies which Tenant is required to carry hereunder and such failure continues for fifteen days, Tenant shall, at the request of Landlord, pay to Landlord in monthly installments on or before the first day of each calendar month, in advance, without demand, an amount determined by Landlord to be sufficient to enable Landlord to pay all insurance premiums for the insurance required of Tenant hereunder. In the event the actual amount paid by Landlord for such insurance exceeds or is less than the amounts paid by Tenant hereunder, Tenant shall pay any deficiency or any excess sums shall be credited, off-set or refunded in the manner provided in Section 14.3 concerning taxes.

         ARTICLE IX.  NON-LIABILITY FOR CERTAIN DAMAGES.

     9.1 Landlord shall not be liable to Tenant, Tenant's agents, employees or invitees for any injury to person or damage to property caused by the Premises becoming out of repair or by gas, water, steam, electricity or oil leaking or escaping into the Premises, nor shall Landlord be liable to Tenant, Tenant's agents,

                                    -8-

employees or invitees for any loss or damage that may be occasioned by or through the acts or omissions of any other persons whatsoever, except willful acts of only duly authorized employees, contractors and agents of Landlord. All property left, stored or maintained within the Premises shall be at Tenant's sole risk.

     9.2 Unless caused by the act or omission of Landlord, no diminution or shutting off of light, air or other effect on the Premises by any structure or condition now or hereafter erected or existing shall affect this Lease, abate Rent or otherwise impose any liability on Landlord or relieve Tenant of any of its obligations hereunder.

                 ARTICLE X.  ACCESS TO PREMISES.

     10.1 After giving reasonable advance notice thereof (except in the case of an emergency), Landlord and its agents, employees and contractors shall have the right to enter upon the Premises at all reasonable business hours for the purpose of inspecting them, making repairs to them (provided Landlord shall have no obligation to repair), showing the Premises to prospective tenants (only during the last 9 months of the Lease Term), lenders or purchasers, removing any improvements or property placed in the Premises in violation of this Lease, carrying out any other provision of this Lease, and curing any default of Tenant hereunder that Landlord elects to cure. Tenant shall permit Landlord, at any time within sixty days prior to the expiration of the Lease, to place upon the Premises any usual or ordinary "For Lease" signs.

                 ARTICLE XI.  DAMAGE BY CASUALTY.

     11.1 Tenant shall give immediate written notice to Landlord of any damage caused to the Premises by fire or other casualty.

     11.2 Notwithstanding any provision in this Lease to the contrary, in the event the Premises are damaged or destroyed by fire or other casualty insured or insurable under standard fire and extended coverage insurance and the Premises cannot be reconstructed and/or repaired to habitable condition within two hundred seventy (270) days after the date of the casualty, either party may terminate this Lease without any liability to the other party except for Tenant's obligation to pay Rent through the date of the casualty and all insurance proceeds to be paid to the parties as their interest may appear. In the event that the Premises can be repaired to habitable condition in such period and there are insurance proceeds sufficient to effect such repair, Landlord shall proceed with reasonable diligence, and at its cost and expense, to rebuild and repair the Premises as set forth in paragraph 11.3 hereof, but in no event would Tenant pay more than the insurance proceeds which would be payable under the insurance

                                  -9-

provided by Tenant hereunder. Tenant shall pay on demand all costs and expenses which exceed the cost incurred by Landlord in meeting its obligation to rebuild the building as provided in paragraph ll.3 below.

     11.3 Notwithstanding any provisions herein to the contrary, Landlord's obligation to rebuild and repair under this Article XI shall be limited to construction of the building, including, but not limited to, all mechanical, electrical, plumbing, HVAC systems and roof, ordinary wear and tear excepted. Further, Landlord shall have no obligation to repair and rebuild the Premises unless and until adequate insurance proceeds are made available therefor by all insurance companies with policies on the Premises or the building in which the Premises are located. Promptly after completion by Landlord of such construction Tenant will proceed with due diligence, and at its sole cost and expense, to rebuild, restore and repair its signs, fixtures, equipment and other items and to restore the leasehold improvements of the Premises to a condition similar to its condition prior to the casualty, normal wear and tear excepted.

     11.4 During any period of reconstruction or repair of the Premises, this Lease shall continue in full force and effect, except that Rent, commencing with the date of the casualty, shall be abated for the length of time necessary for the reconstruction or repairs, and it shall be abated in proportion to the amount of floor area of the Premises rendered unusable; provided, however, that such abatement shall not operate to extend the Lease Term. If the damage to the Premises is caused by the willful act or negligence of Tenant, its agents, employees, contractors or invitees, however, no item of Rent shall abate. Except as provided in this Lease, to the extent not prohibited by applicable law, Tenant waives the provisions of any rule of law or statute now or hereafter in force giving Tenant any right to terminate this Lease or abate Rent hereunder or claim partial or total (constructive or actual) eviction because of fire or other casualty or any other peril against which Landlord is required to carry insurance.

     11.5 Neither Landlord nor Tenant shall be liable (by way of subrogation or otherwise) to the other party (or to any insurance company insuring the other party) for any loss or damage to any of the property of Landlord or Tenant, as the case may be, covered by insurance even though such loss or damage might have been caused by the negligence of the Landlord or Tenant or their respective employees, agents, servants or invitees. This provision shall be in effect only so long as the applicable insurance policies contain a clause or endorsement to the effect that the aforementioned waiver shall not affect the right of the insured to recover under such policies; and each party shall use reasonable efforts
(including payment of an additional premium) to have its insurance

                                    -10-

policies contain a waiver of subrogation clause. In the event any insurance carrier of Landlord or Tenant declines to include in such carrier's policy a waiver of subrogation clause, Landlord or Tenant, as the case may be, shall promptly notify the other party.

                  ARTICLE XII.  EMINENT DOMAIN.

     12.1 If the whole or any part of the Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof and thereby render the Premises untenantable for Tenant's business, this Lease shall be cancelled and both parties shall be relieved of all obligations herein imposed. Should this Lease be so cancelled, then Tenant shall have no claim against Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of such involuntary conversion whether brought about by suit or agreement for the cancellation of such lease or for Tenant's leasehold interest; any and all of such amounts shall belong to Landlord and all rights of Tenant to damages therefor, if any, are hereby assigned by Tenant to Landlord. Tenant shall, however, have the right to claim and recover from the condemning authority, but not from Landlord, and only to the extent that such recovery by Tenant shall not diminish the amounts recoverable by Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss which Tenant might incur in removing Tenant's merchandise, furniture, fixtures, leasehold improvements or equipment.

   ARTICLE XIII.  ASSIGNMENT AND SUBLETTING; SALE OF PREMISES.

     13.1 Tenant shall not assign, or in any manner transfer this Lease without the prior written consent of Landlord, which consent will not be unreasonably withheld of delayed. Tenant may sublet portions of the Premises, less than the whole Premises, without Landlord's consent. Tenant may also assign this Lease to any health care entity affiliated with Tenant. Consent by Landlord to one or more assignments shall not operate as a waiver of Landlord's rights as to any subsequent assignments. Notwithstanding any assignment or subletting, Tenant and Tenant's guarantor shall at all times remain fully responsible and liable for the payment of the Rent, additional rent, and other fees and charges herein specified and for compliance with all its other obligations under this Lease.

     13.2 In the event of the transfer and assignment by Landlord of its interest in this Lease and in the building containing the Premises to a person, firm or corporation, assuming Landlord's

                                  -11-

obligations under this Lease, Landlord shall thereby be released from further obligations hereunder, arising after the date of such transfer and Tenant shall look solely to the responsibility of such successor in interest of the Landlord for such obligations arising after the date of such transfer. Any security given by Tenant to secure performance of its obligations hereunder may be assigned and transferred by Landlord to such successor in interest of Landlord and Landlord shall thereby be discharged of any further obligation relating thereto.

     13.3 In the event of any sale of the Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

     13.4 In the event of a transfer, assignment or sale pursuant to paragraphs 13.2 or 13.3 above, Tenant agrees to be bound to attorn to such transferee, assignee or purchaser as if such transferee, assignee or purchaser were the original Landlord hereunder.

                       ARTICLE XIV.  TAXES.

     14.1 Tenant shall pay, or cause to be paid, before the same become delinquent, all general and special taxes and assessments and all ad valorem real property taxes, including assessments for local improvements and other governmental charges which may be lawfully charged, assessed or imposed upon the Premises with respect to such tax periods during the Lease Term, or any part thereof and shall promptly provide to Landlord receipts evidencing the payment of the foregoing taxes.

     14.2 Tenant shall pay, as and when due, all taxes which may be lawfully charged, assessed or imposed upon all fixtures, equipment and other personal property of every type in the Premises with respect to such tax periods during the Lease Term, and all license fees which may be lawfully imposed upon the business of Tenant conducted upon the Premises. Tenant shall pay to the appropriate agency any sales taxes levied, imposed or assessed by any governmental body or other lawful taxing authority upon the Minimum
Rent or other charges payable hereunder. If any such taxes for which Tenant is liable are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed

                                   -12-

value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Premises, Tenant shall pay such taxes.

     14.3 If after notice to Tenant, Tenant fails to pay and Landlord has previously paid any such taxes, Tenant shall pay to Landlord as additional rent all ad valorem real property taxes
(including, but not limited to, assessments) which may be levied or assessed by any lawful authority for each calendar year during the term of this Lease against the land and buildings comprising the Premises and which Landlord has paid. Should the State of Tennessee or any political subdivision thereof or any governmental authority having jurisdiction over the Premises impose a tax or assessment (other than an income or franchise tax) either upon or against the rentals payable by tenants in the Premises to Landlord or upon or against the business of renting land or buildings, either by way of substitution for the taxes and assessments levied or assessed against such land and such buildings, or in addition thereto, such tax or assessment shall be deemed to constitute a tax or assessment against such land and such buildings for the purpose of this Paragraph 14.3. In the event that Tenant requests Landlord to seek a reduction in any taxes, assessments or other charges levied against the Premises, Tenant shall also pay any costs incurred by Landlord in connection with seeking any reductions in the taxes, assessments or other charges levied, assessed or imposed in connection with the Premises, including the cost of any third party tax service. Following written notice to Landlord, Tenant may seek a reduction of any taxes, assessments or other charges levied against the Premises, provided, however, if Tenant so elects, Tenant shall promptly reimburse Landlord for any reasonable costs (including reasonable attorney's fees) incurred by Landlord as a result of Tenant's actions. In the event that Tenant fails to pay on or before the date they are due any taxes or assessments against the Premises, Tenant's taxes and assessments during the term of this Lease shall, at the written request of Landlord, be paid to Landlord in monthly installments on or before the 1st day of each calendar month, in advance, without demand, in an amount estimated by Landlord; provided that in the event Landlord is required under any mortgage encumbering the Premises to escrow real estate taxes, Landlord may, but shall not be obligated to, use the amount required to be so escrowed as a basis for its estimate of the monthly installments due from Tenant hereunder. Upon the written request by Tenant, Landlord shall furnish a letter setting forth the amount of the real estate taxes, assessments, governmental charges, use and occupancy charges, maintenance fees, license and permit fees, municipal utility district charges, quasi-governmental body charges or charges made by private entities. Upon receipt of all tax bills and assessment bills attributable to any calendar year during the term of this Lease, Landlord shall furnish Tenant with a written statement of the

                                  -13-

actual amount of the taxes and assessments for such year. If the total amount paid by Tenant under this Section for any calendar year shall be less than the actual amount due from Tenant for such year, as shown on such statement, Tenant shall pay to Landlord on demand the difference between the amount paid by Tenant and the actual amount due; and if the total amount paid by Tenant hereunder for any such calendar year shall exceed such actual amount due from Tenant for such calendar year, such excess shall be credited by Landlord against Tenant's Rent due in the subsequent year (or if there is no subsequent year remaining in the term of this Lease, shall be off-set against any amounts then owing by Tenant to Landlord and any remaining net surplus shall then be refunded by Landlord to Tenant or, if such be the case, any amount still owing by Tenant to Landlord, notwithstanding such off-set, shall be promptly paid by Tenant to Landlord). All amounts due hereunder shall be payable to Landlord at the place where the Rent is payable. Tenant's liability for any taxes and assessments for the first and last calendar years of this Lease shall be subject to a pro rata adjustment based on the number of days of such calendar years during which this Lease is in effect. A copy of a tax bill or assessment bill submitted by Landlord to Tenant shall at all times be sufficient evidence of the amount of taxes or assessments assessed or levied against the property to which such bill relates.

           ARTICLE XV.  EVENTS OF DEFAULT AND REMEDIES.

     15.1 Landlord has entered into this Lease upon the condition that Tenant shall punctually and faithfully perform all of Tenant's covenants, conditions and agreements. Each of the following events shall be deemed to be an event of default of Tenant hereunder (each of which is sometimes referred to herein as an "Event of Default"):

          (a) failure of Tenant to pay any installment of Rent hereunder when due, if such failure continues beyond ten (10) days after Tenant's receipt of Landlord's notice of such failure;


          (b) the vacation or abandonment of the Premises by Tenant;

          (c) failure of Tenant to observe or perform any other covenant, term or condition set forth in this Lease and such failure continues for a period of ten (10) days from the date of written notice thereof from Landlord to Tenant, provided however, if such failure cannot be cured within such period, Tenant begins to cure such failure in such period and continues diligently to do so until the failure is cured, an Event of Default shall not occur;

                                   -14-

          (d) Tenant shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or Tenant shall commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property; or Tenant shall take any corporate action to authorize, or in contemplation of, any of the actions set forth above in this subsection (d); or

          (e) any case, proceeding or other action against the Tenant shall be commenced seeking to have an order for relief entered against it as debtor or adjudicated a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully stayed within seven (7) business days after the entry thereof, or
     (ii) shall remain undismissed for a period of thirty (30) days.

     15.2 Upon the occurrence of any of such events of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

          (a) Terminate this Lease, whereupon Landlord shall have the right to immediate possession of the Premises and may reenter the Premises and remove all persons and property therefrom using all lawful and peaceful force necessary for this purpose without being guilty in any manner of trespass or otherwise; and any and all damages to Tenant, or persons holding under Tenant, by reason of such re-entry are hereby expressly waived; and any such termination or re-entry on the part of Landlord shall be without prejudice to any remedy available to Landlord for arrears of Rent, breach of contract, damages or otherwise, nor shall the termination of this Lease by Landlord acting under this paragraph be deemed in any manner to relieve Tenant from the obligation to pay the Rent and all other amounts due or to become due as provided in this Lease for and during the entire unexpired portion then

                                   -15-

     remaining of the then current term provided for herein. In the event of termination of this Lease by Landlord as provided in this paragraph, Landlord, using reasonably commercial standards, shall relet the Premises for the account of Tenant, and in such event, Tenant shall pay to Landlord all reasonable and actual costs of renovating and altering the Premises for a new tenant or tenants, and Landlord shall credit Tenant only for such amounts as are actually received from such reletting during the then remaining term of this Lease. Alternatively, at the election of Landlord, Tenant covenants and agrees to pay as damages to Landlord, upon any such termination of this Lease by Landlord, such sum as at the time of such termination equals the amount of the excess, if any, of the sum of all the rentals which would have been due and payable hereunder to Landlord during the remainder of the full Lease Term (had
     Tenant kept and performed all agreements and covenants of Tenant set forth in this Lease) over and above the then present rental value of the Premises for said remainder of the then full current term of this Lease.

          (b) Without terminating this Lease, enter upon the Premises, by force if necessary, and without being guilty in any manner of trespass or otherwise and without liability for any damage to Tenant or persons holding under Tenant by reason of such re-entry, all of which are hereby expressly waived, and do or perform whatever Tenant is obligated hereunder to do or perform under the terms of this Lease; and Tenant shall reimburse Landlord on demand for any reasonable and actual expenses or other sums which Landlord may incur or expend, thus effecting compliance with the terms and provisions of this Lease, and Landlord shall not be liable for any damages resulting to Tenant from such action, unless caused by the wilful misconduct of Landlord; provided, however, nothing in this paragraph shall be deemed an obligation or undertaking by Landlord to remedy any such defaults of Tenant.

          (c) Pursuit of any of the foregoing remedies by Landlord shall not preclude pursuit of any other remedies herein provided Landlord or any other remedies provided by law or at equity, nor shall pursuit of any of the other remedies herein provided constitute a forfeiture or waiver of any Rent due
     Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

                                   -16-

        ARTICLE XVI.  LANDLORD'S LIEN, SECURITY AGREEMENT
                       AND ATTORNEY'S FEES.

     16.1 TO SECURE THE PAYMENT OF ALL RENT THAT MAY BECOME DUE TO
LANDLORD UNDER THE TERMS OF THIS LEASE, LANDLORD SHALL HAVE AND IS
HEREBY GIVEN AN EXPRESS, VALID, PREFERENCE LIEN AND SECURITY
INTEREST IN AND UPON ALL THE GOODS, WARES, MERCHANDISE, FURNITURE,
FIXTURES, MACHINERY AND EQUIPMENT OF TENANT IN THE PREMISES OR
THAT MAY BE PLACED IN DURING THE LEASE TERM, AND THIS EXPRESS LIEN
SHALL NOT BE CONSTRUED AS A  WAIVER OF THE STATUTORY LANDLORD'S
LIEN, BUT IS CUMULATIVE THEREOF AND IN ADDITION THERETO. Upon written request from Tenant or Tenant's lender, Landlord will subordinate any lien granted to Landlord herein to any lien granted by Tenant to secure the purchase of any goods, wares, merchandise, furniture or medical equipment.

     16.2 This instrument shall constitute a security agreement under the Uniform Commercial Code of the State of Tennessee that shall secure the lien and security interest ("lien") of the Landlord herein retained, which lien shall at all times be a valid lien for all rentals and other sums of money becoming due hereunder from Tenant upon all inventory, goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated on the above described Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent, as well as any and all other sums of money then due to Landlord hereunder, shall first have been paid and discharged.
Tenant shall execute any instrument necessary to carry out the terms of this paragraph. Landlord may file this Lease as a non-conforming UCC-1 Financing Statement. Upon any occurrence of an event of default by Tenant as hereinabove defined, Landlord shall have the option, in addition to any other remedies provided herein or by law, to enter upon the Premises with or without the permission of Tenant and take possession of any and all inventory, goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated on the Premises without liability for trespass or conversion, to sell the same with or without notice at private or public sale, with or without having such property at the sale, at which Landlord or its assigns may purchase, and to apply the proceeds thereof, less any and all expenses in connection with the taking of possession and sale of the property, as a credit against any sums due by Tenant to Landlord. Any surplus shall be paid to Tenant, and Tenant agrees to pay any deficiency forthwith.
Alternatively, the lien hereby granted may be enforced by Landlord in any other manner provided by law.

     16.3 In the event of any Event of Tenant Default which Tenant fails to cure within any cure period granted herein and Landlord places the enforcement of this Lease, or any part thereof, or the collection of any Rent due or to become due hereunder, or recovery

                                  -17-

of possession of the Premises in the hands of an attorney, or files suit upon the same, Tenant agrees to pay to Landlord all costs of suit and/or other enforcement of Landlord's rights hereunder, including court costs and reasonable attorney's fee; and the payment of the sums and amounts specified in this paragraph shall be secured in like manner as is herein provided as to security for Rent.

                   ARTICLE XVII.  HOLDING OVER.

     17.1 In the event Tenant remains in possession of the Premises after the expiration of this Lease and without the execution of a new lease, it shall be deemed to be occupying the Premises as a tenant from day to day at a rent equal to the Rent herein provided plus twenty-five percent of such amount, and otherwise subject to all the conditions, provisions and obligations of this Lease.
Tenant shall pay to Landlord all reasonable attorney's fees and expenses incurred by Landlord in enforcing its rights hereunder.
Tenant shall indemnify and hold harmless Landlord from and against any and all claims, causes of action, costs, losses, damages and expenses including attorney's fees incurred by or sought from Landlord by any other tenant or prospective tenant caused by Tenant's holding over.

ARTICLE XVIII.  FINANCING SUBORDINATION AND ESTOPPEL CERTIFICATE.

     18.1 Upon written request from time to time by Landlord, Tenant shall execute and deliver an agreement subordinating this Lease to any mortgage upon the Premises; provided, however, such subordination shall be upon the express condition that the validity of this Lease be recognized by the mortgagee and that, notwithstanding any default by mortgagor with respect to said mortgage or foreclosure thereof, Tenant's possession and right of use under this Lease and the Demised Premises shall not be disturbed by mortgagee unless and until Tenant shall breach any of the provisions hereof and this Lease or Tenant's right of possession hereunder shall have been terminated.

     18.2 Subject to the provisions of this Section 18.2, Tenant shall upon demand execute such further instruments subordinating this Lease as Landlord may request. At any time and from time to time, upon not less than ten (10) days' prior notice by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement of the Tenant in writing certifying that this Lease is in full force and effect (or if there have been modifications hereto, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Rent has been paid in advance, if any, stating whether or not, to the best knowledge of Tenant, Landlord is in default in the keeping observance or performance of any covenant, agreement, term, provision or

                                   -18-

condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge, and stating such other matters as Landlord shall reasonably request, it being intended that such statement may be relied upon by any prospective purchaser, lessee, mortgagee or assignee of any mortgage of the Premises or of the Landlord's interest therein.

     18.3 Notwithstanding anything contained in this Lease to the contrary, in the event of any default by Landlord in performing its covenants or obligations hereunder, Tenant shall not exercise any rights it may have on account of such default until (i) Tenant gives written notice of such default (which notice shall specify the exact nature of said default and how the same may be cured) to the holder(s) of any such mortgage or deed of trust, if any, who has theretofore notified Tenant in writing of its interest and the address to which notices are to be sent, and (ii) said holder(s) fail to cure or cause to be cured said default within thirty (30) days from the giving of such notice by Tenant.

                      ARTICLE XIX.  NOTICES.

     19.1 Unless otherwise provided herein, all notices or requests provided for herein must be in writing and must be given by depositing the same in the United States mail, addressed to the party to be notified, postpaid, and registered or certified with return receipt requested or by delivery by a commercially recognized overnight delivery service, such as Federal Express.
Notices given by mail shall be deemed received three (3) days after mailing in accordance with the foregoing. Notices given by overnight delivery service shall be deemed received three (3) days after being placed in the custody of the delivery service. All notices to be sent to either of the parties shall be sent to the addresses hereinafter set out, or at any other address specified in writing by the parties hereto.

     19.2 If and when included with the term "Landlord," as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying an individual at a specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant," as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying an individual at a specific address for the receipt of notices and payments to Tenant.
All parties included within the terms "Landlord" and "Tenant," respectively, shall be bound by notices given in accordance with the provisions of this Article to the same effect as if each had received such notice.

                                 -19-

                   ARTICLE XX.  MISCELLANEOUS.

     20.1 Whenever herein the singular number is used, the same shall include the plural, and the neuter gender shall include the feminine and masculine genders.

     20.2 Tenant shall not record this Lease. Any such recordation shall constitute a default hereunder. If, however, Landlord or Tenant shall request, the parties shall execute and deliver a recordable short form lease as provided by Landlord reciting the exact Commencement Date and termination date of this Lease, and such other provisions of this Lease as either party may reasonably request to include.

     20.3 This Lease and the rights and obligations of the parties hereto shall be interpreted, construed and enforced in accordance with the laws of the State in which the Premises are located in force from time to time. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and the parties hereby declare that this Lease would have been entered into without such unenforceable portion.

     20.4 This Lease may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. The terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

     20.5 The captions used in this Lease are for convenience only and do not in any way limit or amplify the terms and provisions thereof.

     20.6 One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent or similar act.

     20.7 Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, Landlord or Tenant, as the case may be, shall not be liable or responsible for, and there shall be excluded from the computation any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or

                                   -20-

other causes of any kind whatsoever which are beyond the reasonable control of Landlord or Tenant.

     20.8 To the extent not already provided above, any exhibits or addenda attached hereto shall be considered embodied herein and made a part hereof, and the parties hereto shall be bound by all of the terms thereof as if fully recited herein.

    20.9 The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not work a merger and shall, at Landlord's option, terminate all or any existing subleases or subtenancies, or may, at Landlord's option, operate as an assignment to it of Tenant's interest in any or all such subleases or subtenancies.

    20.10 Tenant shall bear the cost of all utility and other services, if any, used by Tenant on the Premises.

    20.11 Any provision of this Lease to the contrary notwithstanding, no personal liability of any kind or character whatsoever now attaches or at any time hereafter under any conditions shall attach to Landlord for payment of any amounts due under this Lease or for the performance of any obligation under this Lease. The exclusive remedies of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of Landlord in and to the land or Premises, it being understood that in no event shall a judgment for any deficiency or monetary damage claim be sought, obtained or enforced against Landlord personally under the terms hereof or against any of the property of Landlord except the Premises.

    20.12 On the last day of the Term of this Lease, or upon the earlier termination of this Lease, Tenant shall peaceably and quietly leave, surrender and yield to Landlord the Premises, free of all claims, broom-clean and in good order and repair and in the same condition as when delivered to Tenant, except for normal wear and tear. Prior to surrender of the Premises to Landlord, Tenant, at its sole cost and expense, shall remove all liens and other encumbrances that have resulted from the acts or omissions of Tenant. If Tenant fails to do any of the foregoing, Landlord, in addition to other remedies available to it at law or in equity, may, without notice, enter upon, reenter, possess and repossess itself thereof by force, summary proceedings, adjudgment or otherwise and may dispossess and remove Tenant and all persons and property from the Premises; and Tenant waives any and all damages or claims for damages as a result thereof. Such dispossession and removal of Tenant shall not constitute a waiver by Landlord of any claims by Landlord against Tenant. If the Tenant is not in default hereunder, Tenant shall retain the ownership of all movable

                                   -21-

equipment, furniture and supplies prior to termination of this Lease if Tenant repairs any injury to the Premises resulting from such removal. If Tenant does not move such movable medical or health related equipment, furniture and supplies prior to such termination, then, in addition to its other remedies at law or in equity, Landlord shall have the right to have such items removed and stored, and all damage to the Premises resulting therefrom repaired at the cost of Tenant or elect that such movable equipment, furniture and supplies automatically become the property of the Landlord upon termination of this Lease, and Tenant shall not have any further right with respect thereto or reimbursement therefor.

     20.13 Landlord and Tenant represent and warrant to each other that each has not dealt with any real estate agent or broker in connection with this transaction other than Commercial Tennessee, Inc. ("Broker") and agree to indemnify and save each other harmless from and against all loss, cost and expense incurred by reason of the breach of such representation and warranty. Landlord agrees to pay Broker any commissions owing in connection with this transaction pursuant to a separate written agreement.

     20.14 Landlord represents and warrants that it is the fee simple owner and record title holder of the Premises and that Tenant, upon the payment of the Minimum Rent and performance of the covenants and obligations hereunder, shall and may peaceably and quietly have, hold and enjoy the Premises during the Lease Term and any extension thereof.

     20.15 Each of the parties represents to the other that the persons signing this Lease on behalf of each of the parties has the authority to do so and to bind that party.

              ARTICLE XXI. EXTENSION OF LEASE TERM.

     Provided that Tenant is not in material default under any of the terms or conditions of this Lease at the time of exercise of the following options, Tenant shall have the option (the "Renewal
Options") to renew this Lease and extend the Lease Term for two additional terms of five (5) years each. In order to effectively exercise the Renewal Options, Tenant must provide Landlord with written notice of such exercise no later than nine (9) months before the expiration of the original term or the first extension term, as the case may be. In the event that Tenant renews this Lease for the first additional term, the Minimum Rent for the period September 1, 2007 thought August 31, 2009 shall be
$20,234.83; the Minimum Rent for the period September 1, 2009 through August 31, 2012 shall be $22,055.96. In the event that Tenant renews this Lease for the second additional term, the Minimum Rent for the period September 1, 2012 through August 31,

                                  -22-

2015 shall be  $24,041.00; and the Minimum rent for the period
September 1, 2015 through August 31, 2017 shall be 26,204.69.


                 ARTICLE XXII.  ENTIRE AGREEMENT.

     This Lease contains the entire agreement of the parties hereto and supersedes all prior oral or written and contemporaneous oral agreements of the parties hereto.

     EXECUTED as of the 11th day of September, 1997.

                         LANDLORD:

                         AAA NET REALTY FUND IX, LTD., a Nebraska limited partnership

                         By:  American Asset Advisers Management
                              Corporation IX, a Nebraska
                              corporation, its General Partner


                              By: /s/ H. Kerr Taylor
                                  H. Kerr Taylor, President

                         ADDRESS FOR NOTICE:

                         8 Greenway Plaza, Suite 824
                         Houston, Texas 77046

                         TENANT:

                         BAPTIST MEMORIAL HEALTH SERVICES, INC., a
                         Tennessee non-profit corporation



                         By:   /s/ John T. Hutton

                         Name: John T. Hutton

                        Title: Vice President

                         ADDRESS FOR NOTICE:

                         6800 Poplar Avenue, Suite 200
                         Memphis, Tennessee 38138
                         and
                         899 Madison Avenue
                         Memphis, Tennessee 38146
                         Attn:  Charles Baker

                                   -23-

                           EXHIBIT "A"

     Parcel 3 of Trinity Investment Property No. 1 tract as recorded in deed reference U7-2758 and Plat Book 134, Page 58 of the Register's
Office of Shelby County, Tennessee, and being more particularly described as follows:

     Beginning at a point in the east right-of-way line of Germantown
Parkway (160-foot ROW), said point of beginning being 520.14 feet south of the south right-of-way line of Trinity Road (106-foot ROW); thence northwardly on a bearing of North 05 degrees 27 minutes 34 seconds East a distance of 201.13 feet to a point of curvature; thence continuing northwardly on a curve to the left an arc distance of 15.22 feet with a radius of 11,539.16 feet to a point of tangency; thence eastwardly on a bearing of South 87 degrees 09 minutes 00 seconds East a distance of
284.28 feet to a point; thence southwardly on a bearing of South 02 degrees
51 minutes 00 seconds West a distance of 218.68 feet to a point; thence westwardly on a bearing of North 86 degrees 39 minutes 10 seconds West a distance of 294.00 feet to the point of beginning.


                           EXHIBIT "B"

1.   Subdivision Restrictions and Building Lines and Easements of
     Record in Plat Book 128, Page 76, Plat Book 130, Page 45 and
     Plat Book 134, Page 58, in the Register's Office of Shelby
     County, Tennessee.

2.   Declaration of Covenants, Conditions, Restrictions and
     Easements of record under Register's No. BJ 1321, as amended by Second Amendment to Declaration of Covenants, Conditions,
     Restrictions and Easements of record under Register's No. BK
     3686, and as amended by Third Amendment to Declaration of Covenants, Conditions, Restrictions and Easements of record under Register's No. CE 6645, in the Register's Office of
     Shelby County, Tennessee.

3.   Easements of Record under Register's No. AB 8231, in the
     Register's Office of Shelby County, Tennessee.



                        UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C. 20549

                          FORM 10-QSB



   X      QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
          THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 1998


          TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
          THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                           to


Commission File Number:         033-33504


                  AAA NET REALTY FUND IX, LTD.


         NEBRASKA LIMITED PARTNERSHIP       IRS IDENTIFICATION
                                            NO. 76-0318157

         8 GREENWAY PLAZA, SUITE 824       HOUSTON, TX 77046
                                           (713) 850-1400


Indicate by check mark whether the issuer (1) has filed all
reports required to be filed by Section 13 or 15 (d) of the
Securities Exchange Act of 1934 during the preceding 12 months
(or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing
requirements for the past 90 days.     X     Yes             No



                       PART 1 - FINANCIAL INFORMATION

Item 1.  Financial Statements

                        AAA NET REALTY FUND IX, LTD.
                          (A LIMITED PARTNERSHIP)
                               BALANCE SHEET
                               JUNE 30, 1998
                                (Unaudited)


 ASSETS
 Cash and cash equivalents                                    $  205,571
 Property:
   Land                                                        1,490,494
   Buildings                                                   2,946,375
                                                               4,436,869
   Accumulated depreciation                                     (593,333)
     Total property                                            3,843,536
 Other assets:
   Accrued rental income                                          17,650
 TOTAL ASSETS                                                 $4,066,757

 LIABILITIES AND PARTNERSHIP EQUITY
 Liabilities:
   Accounts payable                                           $   11,025
     TOTAL LIABILITIES                                            11,025
 Partnership equity (deficit):
   General partners                                               (3,388)
   Limited partners                                            4,059,120
     TOTAL PARTNERSHIP EQUITY                                  4,055,732
 TOTAL LIABILITIES AND PARTNERSHIP EQUITY                     $4,066,757


 See Notes to Financial Statements.

                                   2


                         AAA NET REALTY FUND IX, LTD.
                           (A LIMITED PARTNERSHIP)
                             STATEMENTS OF INCOME
       FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 1998 AND JUNE 30, 1997
                                (Unaudited)

                                            Quarter             Year To Date
                                        1998      1997        1998       1997
 Revenues:
   Rental income                    $137,849   $123,575    $275,698   $247,150
   Interest income                     1,041      1,494       1,910      2,949

     Total revenues                  138,890    125,069     277,608    250,099

 Expenses:
   Advisory fees to related party      4,389      4,025       8,778      8,075
   Depreciation                       23,384     23,384      46,768     46,768
   Professional fees                   2,220      3,062      12,424     11,022

     Total expenses                   29,993     30,471      67,970     65,865

 Net income                         $108,897   $ 94,598    $209,638   $184,234

 Allocation of net income:
   General partners                 $  1,089   $    946    $  2,096   $  1,842
   Limited partners                  107,808     93,652     207,542    182,392

                                    $108,897   $ 94,598    $209,638   $184,234

 Net income per unit                $  20.20   $  17.55    $  38.89   $  34.18

 Weighted average units outstanding  5,390.5    5,390.5     5,390.5    5,390.5


  See Notes to Financial Statements.

                                   3



                          AAA NET REALTY FUND IX, LTD.
                            (A LIMITED PARTNERSHIP)
                           STATEMENTS OF CASH FLOWS
        FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 1998 AND JUNE 30, 1997
                                 (Unaudited)

                                                             Quarter               Year To Date


                                                        1998        1997        1998        1997
 Cash flows from operating activities:
   Net income                                         $108,897    $ 94,598    $209,638    $184,234
   Adjustments to reconcile net income to
     net cash flows from operating activities:
       Depreciation                                     23,384      23,384      46,768      46,768
       Decrease in accounts receivable                       -           -      46,875           -
       Increase in accrued rental income                (5,295)          -     (10,590)          -
       Decrease in accounts payable                     (1,067)       (364)     (4,449)     (4,656)
         Net cash provided by operating activities     125,919     117,618     288,242     226,346

 Cash flows from financing activities:
   Distributions paid to partners                     (116,376)   (115,838)   (232,590)   (231,513)
     Net cash used in financing activities            (116,376)   (115,838)   (232,590)   (231,513)

 Net increase (decrease) in cash and cash equivalents    9,543       1,780      55,652      (5,167)
 Cash and cash equivalents at beginning of period      196,028     173,195     149,919     180,142
 Cash and cash equivalents at end of period           $205,571    $174,975    $205,571    $174,975


 See Notes to Financial Statements


                                    4


                       AAA NET REALTY FUND IX, LTD.
                         (A LIMITED PARTNERSHIP)

                      NOTES TO FINANCIAL STATEMENTS
        FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 1998 AND 1997
                               (Unaudited)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   AAA Net Realty Fund IX, Ltd. ("the Partnership"), is a limited partnership formed February 1, 1990 under the laws of the State of Nebraska. American Asset Advisers Management Corporation IX (a Nebraska corporation) is the managing general partner and H. Kerr Taylor is the individual general partner. The Partnership commenced operations as of June 6, 1990.

   The Partnership was formed to acquire commercial properties for cash, own, lease, operate, manage and eventually sell the properties. Prior to June 5, 1998, the supervision of the operations of the properties was managed by American Asset Advisers Realty Corporation, ("AAA"), a related party. Beginning June 5, 1998, the supervision of the operations of the properties is managed by AmREIT Operating Corporation, ("AmREIT"), a related party.

   The financial records of the Partnership are maintained on the accrual basis of accounting whereby revenues are recognized when earned and expenses are reflected when incurred.

   For purposes of the statement of cash flows, the Partnership considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. There has been no cash paid for income taxes or interest during 1998 or 1997.

   Land and buildings are stated at cost. Buildings are depreciated on a straight-line basis over an estimated useful life of 31.5 years.

   The final property acquisition was completed as a joint venture. The Partnership's interest in the joint venture is 4.8%. At June 30, 1998, the net book value of this property comprised 1.7% of total assets, the rental income of $4,361 comprised 1.6% of total rental income and 2.1% of net income. Because of the immateriality of these amounts to the financial statements as a whole, the initial purchase and the subsequent rental income and depreciation have been accounted for on the proportionate consolidation method.

   All income and expense items flow through to the partners for tax purposes. Consequently, no provision for federal or state income taxes is provided in the accompanying financial statements.

   The accompanying unaudited financial statements have been prepared in accordance with the instructions to Form 10-QSB and do not include all of the disclosures required by generally accepted accounting principles.
   The financial statements reflect all normal and recurring adjustments which are, in the opinion of management, necessary to present a fair statement of results for the three and six month periods ended June 30, 1998 and June 30, 1997.

   The financial statements of AAA Net Realty Fund IX, Ltd. contained herein should be read in conjunction with the financial statements included in the Partnership's annual report on Form 10-KSB for the year ended December 31, 1997.

                                    5

2. PARTNERSHIP EQUITY

   The managing general partner, American Asset Advisers Management Corporation IX, and the individual general partner,
   H. Kerr Taylor, have made capital contributions in the amounts of $990 and $10, respectively. The general partners shall not be obligated to make any other contributions to the Partnership, except that, in the event that the general partners have negative balances in their capital accounts after dissolution and winding up of, or withdrawal from, the Partnership, the general partners will contribute to the Partnership an amount equal to the lesser of the deficit balances in their capital accounts or 1.01% of the total capital contributions of the limited partners' over the amount previously contributed by the general partners.

3. RELATED PARTY TRANSACTIONS

   The Partnership Agreement provides for the reimbursement for administrative services necessary for the prudent operation of the Partnership and its assets with the exception that no reimbursement is permitted for rent, utilities, capital equipment, salaries, fringe benefits or travel expenses allocated to the individual general partner or to any controlling persons of the managing general partner. In connection therewith, a total of $4,389 and $8,778 was incurred and paid to AAA or AmREIT for the three and six months ended June 30, 1998, respectively and $4,025 and $8,075 was incurred and paid to AAA for the three and six months ended June 30, 1997, respectively.

4. MAJOR LESSEES

   The following schedule summarizes total rental income by lessee for the three and six months ended June 30, 1998 and June 30, 1997:

                                               Quarter            Year to Date
                                           1998       1997       1998       1997

     Foodmaker, Inc. (Texas)          $  17,249  $  15,934  $  34,498  $  31,868
     Tandy Corporation (Tennessee)            -     41,211          - *   82,422
     Baptist Memorial Health
      Services, Inc. (Tennessee)         52,170          -    104,340          -
     Payless Shoe Source/WaldenBooks
      (Texas)                            20,500     18,500     41,000     37,000
     Golden Corral Corporation (Texas)   47,930     47,930     95,860     95,860
           Total                      $ 137,849  $ 123,575  $ 275,698  $ 247,150

      * Lease terminated during 1997

                                 6

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

AAA Net Realty Fund IX, Ltd., a Nebraska limited partnership, was formed February 1, 1990 to acquire on a debt-free basis, existing and newly constructed commercial properties located in the continental United States and particularly in the Southwest, to lease these properties to tenants under generally "triple net" leases, to hold the properties with the expectation of equity appreciation and eventually to resell the properties.

The Partnership's overall investment objectives are to acquire properties that offer investors the potential for (i) preservation and protection of the Partnership's capital; (ii) partially tax-deferred cash distributions from operations; and
(iii) long-term capital gains through appreciation in value of the Partnership's properties realized upon sale.

AmREIT has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 Issue. The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. AmREIT's hardware and software are believed to be Year 2000 compliant. Accordingly, the Partnership does not expect to incur any material costs in connection with the compliance of the Year 2000 Issue.

RESULTS OF OPERATIONS

For the three months ended June 30, 1998, revenues totaled $138,890 which was comprised of $137,849 of rental income and $1,041 of interest income. Rental income increased from the rental income recorded in the second quarter of 1997 primarily as a result of negotiating a lease on one property with a new tenant at a higher rental rate. In addition, the rental income from two other properties increased based upon a specified measure of the increase in the consumer price index. Expenses decreased by $478 primarily from a decrease in professional fees. The Partnership recorded net income for the second quarter of 1998 of $108,897 as compared to net income of $94,598 for the second quarter of 1997.

For the six months ended June 30, 1998, revenues totaled $277,608 which was comprised of $275,698 of rental income and $1,910 of interest income. Rental income increased from the rental income recorded in the first six months of 1997 primarily as a result of negotiating a lease on one property with a new tenant at a higher rental rate. In addition, the rental income from two other properties increased based upon a specified measure of the increase in the consumer price index. Expenses increased slightly by $2,105 primarily from an increase in professional fees. The Partnership recorded net income for the first six months of 1998 of $209,638 as compared to net income of $184,234 for the first six months of 1997.

                                    7

                       PART II - OTHER INFORMATION



Item 1 - Legal Proceedings

NONE


Item 5. Other Information

NONE

Item 6. Exhibits and Reports on Form 8-K

Exhibit 27 - Financial Data Schedule

                                   8


                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               AAA Net Realty Fund IX, Ltd.
                               (Issuer)



August 14, 1998                /s/ H. Kerr Taylor
Date                           H. Kerr Taylor, President of General Partner





August 14, 1998                /s/ L. Larry Mangum
Date                           L. Larry Mangum
                               (Principal Accounting Officer)


                                    9



       UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                           FORM 10-K

(Mark One)

[X] Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange
    Act of 1934 [Fee Required]

          For the fiscal year ended December 31, 1996
                               or

[ ] Transition Report Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934 (No Fee Required)

                        Commission File No. 0-25436

                         AAA NET REALTY FUND X, LTD.
            (Exact name of registrant as specified in its charter)

   Nebraska                                          76-0381949
(State or other jurisdiction of          (I.R.S. Employer or Identification No.)
Incorporation or organization)

8 Greenway Plaza, Suite 824
Houston, Texas                                            77046
(Address of Principle Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code (713) 850-1400

  Securities registered pursuant to Section 12(b) of the Act: None Securities registered pursuant to Section 12(g) of the Act:

                 Units of Limited Partnership Interest
                        (Title of Class)
Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes X  No_____

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by
reference in Part III of this Form 10-K or any amendment to this
Form 10-K.     X

              DOCUMENTS INCORPORATED BY REFERENCE

The Prospectus of Registrant dated September 17, 1992 (included in Registration Statement No. 33-47638 of Registrant) and as supplemented October 8, 1992, October 29, 1992, November 5, 1992,
January 28, 1993, June 15, 1993, September 15, 1993 and February
15, 1994 is incorporated by reference into Part III.


                             PART I
Item 1. Business

AAA Net Realty Fund X, Ltd. (the "Registrant" or the "Partnership") is engaged in the business of acquiring, operating and holding real properties for investment. The Partnership was organized to acquire existing real estate income-producing properties as well as land upon which such income-producing properties are to be constructed ("the Properties"), and to be leased to corporations. The properties will not be leased to franchisees of such corporations (unless a tenant corporation was to fail and in such event a release may involve a franchisee lessee). American Asset Advisers Management Corporation X (a Nebraska corporation) is the Managing General Partner and H. Kerr Taylor is the Individual General Partner.

Commencing September 17, 1992, the Registrant offered through Securities America, Inc. up to 20,000 Units of limited partnership interest (the "Units") at $1,000 per Unit with a minimum purchase of 5 Units ($5,000) or 2 Units ($2,000) for an Individual Retirement Account. At the termination of the offering on September 1, 1994 subscriptions had been received for 11,453.61 Units ($11,453,610). Limited partners are not required to make any additional capital contributions.

The Units were registered under the Securities Act of 1933 on Registration Statement No. 33-47638 (the "Registration Statement").

The Partnership acquired two properties in 1993, four properties in 1994, one property in 1995 and one property in 1996. Six of the properties were purchased directly and two through joint ventures at a total price of $9,951,519 including acquisition fees and certain acquisition expenses. Generally, the Partnership leases properties on a "net lease" basis to corporations having a net worth at the time of acquisition in excess of $40,000,000.

All of the Partnership's business is generated from real estate operations; therefore, presentation of industry segment information is not applicable. During 1996, 76% of the Partnership's rental income was received from four properties, each of which individually contributed more than 15% of the total. During 1995, 77% of the Partnership's rental income was received from four properties, each of which individually contributed more than 15% of the total. During 1994, 82.5% of the Partnership's rental income was received from three properties each of which individually contributed more than 15% of the total. A breakdown of rental income by tenant is included in Note 7 to the financial statements.


A further description of the Partnership's business is included in Management's Discussion and Analysis of Financial Condition and
Results of Operations included as Item 7 of this Form 10-K.

The Objectives of the Partnership are:

(1) to preserve and protect the limited partners' original capital contributions by the free and clear "all cash" acquisition of income-producing improved real estate properties;

(2) to produce long-term gains through appreciation of the Partnership's properties;

(3)  to provide the limited partners with quarterly cash distributions;

(4) to realize certain limited tax benefits, principally through depreciation deductions so that taxable income of the partnership will be offset to some extent by deductible items, with the result that investors may receive distributions generated from the Partnership's operation with a reduced income tax liability associated with the distribution of income.

                                   2

There can be no assurance that such objectives can be attained. It is not an objective of the Partnership to shelter taxable income of investors that is derived from sources other than the Partnership.

Properties

As of December 31, 1996, the Partnership owned eight properties all in fee simple. Four of these properties are located in Texas and one each in Arizona, Georgia, Minnesota and Missouri.

Although the specific terms of each lease vary, a summary of the terms of the leases are as follows:

The primary term of the leases ranges from ten to twenty years. Four of the leases also provide for two to four five-year renewal options. The leases are all "triple-net" leases whereby the tenants are responsible for the property taxes, insurance and operating costs. Annual rental income ranges from $51,756 to $246,750. All of the leases provide for either percentage rents based on sales in excess of certain amounts, periodic escalations in the annual rental rates or both.

During 1996, four of the Partnership's leases each contributed more than 15% of the Partnership's total rental income. Summarized as follows are the significant items pertaining to each of these leases:

                             Golden Corral    TGI Friday's        Tandy       One Care Health
                              Corporation        Inc.          Corporation    Industries, Inc.

Lease Term                       15 Years        10 Years         15 Years        10 Years
Expiration Date of
 Primary Term                   March 2008     January 2003     August 2009     January 2005
Renewal Options                     N/A             N/A              N/A        2 terms of 5
                                                                                 years each
Square Footage of
 Improvements                    11,414            8,500           15,000           14,760
Base Annual Rental            $ 172,965        $ 180,500        $ 246,750        $ 144,240

All of the Partnership's leases specify a minimum amount of insurance coverage required to be carried by each tenant.
Management of the Partnership believes that the insurance policies required to be carried by the tenants will adequately cover the replacement cost of the properties and any personal liability losses which the tenants may sustain.

Property Management

Each property is managed by American Asset Advisers Realty Corporation ("AAA"), an affiliate of the Managing General Partner. Such management includes providing leasing services in connection with identifying and qualifying prospective tenants, assisting in the negotiation of the leases, providing quarterly financial statements, receiving and depositing monthly lease payments, periodic verification of tenants' payments of real estate taxes and insurance coverage, and periodic inspection of properties and tenants' sales records where applicable. The Managing General Partner or such affiliates are reimbursed for administrative services at cost. The tenants are responsible, at their expense, for day-to day on-site management and maintenance of the properties.

                                   3

Financing - Borrowing Policies - No Leverage

The General Partners expect that the Partnership will incur no indebtedness in connection with the operation of the properties. However, in the exercise of their fiduciary duties, the General Partners may elect to borrow funds on behalf of the Partnership, but only if necessary in their judgment to avoid what would otherwise be substantial adverse consequences to the Partnership. All properties will be acquired on a debt-free basis.

The Partnership will not issue any senior securities nor will it invest net proceeds of this offering in junior mortgages, junior deeds of trust or similar obligations.

Sale of Properties

The General Partners expect that most of the properties will be sold eight to twelve years after acquisition. The determination of whether a particular property should be sold or otherwise disposed of will be made after consideration of performance of the property and market conditions and will depend, in part, on the economic benefits of continued ownership. In deciding whether to sell properties, the General Partners will consider factors such as potential capital appreciation, cash flow and federal income tax consequences. The General Partners or their affiliates anticipate performing various substantial real estate brokerage functions in connection with the sale of properties by the Partnership. The Partnership will not purchase or lease any property from, or sell or lease any property to, the General Partners or their affiliates.

Until September 1997, any net proceeds of sale of any property may, at the election of the General Partners based upon their then current evaluation of the real estate market conditions, either be distributed to the partners or be reinvested in other properties. Any properties in which net proceeds of the sale are reinvested will be subject to the same acquisition guidelines as properties initially acquired by the Partnership. Except under the limited circumstances described in the preceding sentence, the net proceeds of sale of properties will be distributed to the partners. In addition, the Partnership will not reinvest any net proceeds of sale unless sufficient proceeds are distributed to the limited partners to pay any state or federal income taxes generated from the sale (assuming the limited partners are taxable at a combined federal and state marginal rate after such transactions of not more than 38%).

In connection with the sale of a property owned by the Partnership, purchase money obligations secured by mortgages may be taken as partial payment. The terms of payment to the Partnership will be affected by custom in the area in which the property being sold is located and the then prevailing economic conditions. To the extent the Partnership receives notes and property other than cash on sales, such proceeds will not be included in net proceeds of sale until and to the extent the notes or other property are actually collected, sold, refinanced or otherwise liquidated. Therefore, the distribution to the partners of the proceeds of a sale may be delayed until the note or other property is collected at maturity, sold, refinanced or otherwise converted to cash. The Partnership may receive payments (cash and other property) in the year of sale in an amount less than the full sales price and subsequent payments may be spread over several years. The entire balance of the principal may be a balloon payment due at maturity. For federal income tax purposes, unless the Partnership elects otherwise it will report the gain on such sale ratably as principal payments are received under the installment method of accounting.

Competitive Conditions

The properties owned by the Partnership are leased to fast-food and family-style restaurants, retail businesses and a medical facility. These businesses face competition from similar establishments within the surrounding areas.

At the time a property is sold or otherwise disposed of, the Partnership will be in competition with others who are also seeking buyers for their properties.

                                   4

Employees

The overall management decisions of the Partnership are made by the Managing General Partner, American Asset Advisers Management
Corporation X, which delegates certain day to day functions to the officers of AAA, consultants and employees of AAA. The Partnership itself has no employees.

Item 2. Properties

As of March 25, 1997, the Partnership owned eight properties in fee simple, six directly and two through joint ventures with affiliated entities. The properties are located in Texas, Arizona, Georgia, Minnesota and Missouri. They are operated as retail stores, as restaurants and as a medical facility.

Land - The Partnership's Property sites range from approximately 34,000 to 125,000 square feet depending upon building size and local demographic factors. Sites purchased by the Partnership are in high traffic corridors and have been reviewed for traffic and demographic pattern and history.

Buildings - The buildings are all single tenant and are generally rectangular. They are positioned for good exposure to traffic flows and are constructed from various combinations of stucco, steel, wood, brick and tile. Buildings range from approximately 2,300 to 15,000 square feet. Buildings are suitable for possible conversion to other uses, although modifications may be required prior to use for other operations. There are no plans for renovation or improvements.

Leases - Tenants are companies whose net worth exceeds a minimum of $40,000,000. Tenants are diversified by business type and are represented by the following types of business: automotive, consumer electronics, consumer entertainment, consumer retail, full service restaurants, fast food restaurants and medical facilities.

Geographic Location - The properties are located within major metropolitan areas (S.M.S.A.) with populations that exceed 250,000.

A total of $9,951,519 has been invested in properties as of December 31, 1996, for the Partnership. This includes land, building and acquisition costs. A further description of the Partnership properties, including acquisition fees and certain acquisition expenses, is included in Item 1 and in Schedule III-Real Estate Owned and Accumulated Depreciation of this Form 10-K.

Item 3. Legal Proceedings

The Partnership does not have any material legal proceedings pending.

Item 4. Submission of Matters to a Vote of Security Holders

During the fiscal year ended December 31, 1996, no matter was submitted to a vote of security holders through the solicitation of proxies or otherwise.

                                  5

                             PART II

Item 5. Market for the Registrant's Common Equity and Related
Stockholder Matters

As of March 25, 1997, 728 limited partners had subscribed for 11,453.61 Units. No established public trading market currently exists for the Units.

For the years ended December 31, 1996, 1995 and 1994 the Partnership paid cash distributions to the Limited Partners (LPs) in the amount of $916,861, $879,065 and $515,254, respectively. The General Partners (GPs) received distributions of $3,600, $4,100 and $2,650, respectively. The distributions were paid entirely from the operating profits of the Partnership.

 A summary of the distributions by quarter is as follows:

     Quarter                 1996                      1995
      Ended             GPs         LPs           GPs         LPs

    March 31          $ 900    $ 229,072         $   900    $ 206,165
    June 30           $ 900    $ 229,072         $   900    $ 220,483
    September 30      $ 900    $ 229,072         $ 1,700    $ 223,345
    December 31       $ 900    $ 229,645         $   600    $ 229,072

The Partnership intends to continue the payment of quarterly distributions. There are currently no material legal restrictions that would limit the Partnership's ability to pay distributions.

Item 6. Selected Financial Data

                              1996         1995          1994          1993        1992 (1)
Year Ending December 31:
Operating revenue         $1,011,429   $   983,408  $   531,694   $  142,168    $        0
Net income (loss)         $  737,212   $   731,773  $   472,659   $  109,365    $      (56)
Net income per Unit       $    64.36   $     63.89  $     47.55   $    30.52           N/A (2)
Cash distributions per
 Limited Partnership Unit $    80.05   $     76.75  $     51.83   $    32.38           N/A
Total assets              $9,878,759   $10,069,044  $10,206,842   $5,836,705    $      944
Long term obligations     $        0   $         0  $         0   $        0    $        0

<F1>
(1) Represents the period of September 17, 1992 (inception) to
    December 31, 1992.
<F2>
(2) The net loss for 1992 all pertains to the General Partner.

Item 7. Management's Discussion and Analysis of the Partnerships
        Financial Condition and Results of Operations.

The Partnership was organized on April 15, 1992, to acquire, on a debt-free basis, existing and newly constructed commercial properties located in the continental United States and particularly in the Southwest, to lease these properties to tenants under generally "triple net" leases, to hold the properties with the expectation of equity appreciation and eventually to resell the properties.

The Partnership's overall investment objectives are to acquire properties that offer investors the potential for (i) preservation and protection of the Partnership's capital; (ii) partially tax-deferred cash distributions from operations; and (iii) long-term capital gains through appreciation in value of the Partnership's properties realized upon sale.

                                   6

LIQUIDITY AND CAPITAL RESOURCES

On September 17, 1992, the Partnership commenced an offering to the public of up to $20,000,000 (20,000 Units) of limited partnership units. The proceeds of the offering, rental income from the Partnership's properties and interest income are the Partnership's source of capital. The Partnership closed its offering on September 1, 1994 having raised $11,453,610. Limited partners are not required to make any additional capital contributions.

The Partnership's investment strategy of acquiring properties for all cash and leasing them under net leases to corporations minimizes the Partnership's operating expenses. The General
Partners believe that net rental income from the leases will generate cash flow in excess of Partnership operating expenses.
Since the leases generally have initial or remaining terms of 10 to 20 years and provide for specified rental increases in excess of the initial base rent, it is anticipated that Partnership income will increase over time. In addition, because of low operating expenses and ongoing cash flow, the General Partners do not believe that large working capital reserves are necessary at this time. Because all leases of the Partnership's properties are on a net-lease basis, it is not anticipated that a large reserve for maintenance and repairs will be necessary. The Partnership intends to distribute a significant portion of its cash available for distribution unless it becomes necessary to maintain additional reserves.

As of December 31, 1996, the Partnership had acquired eight properties and had invested $9,951,519, including certain acquisition expenses related to the Partnership's investment in these properties. These expenditures resulted in a corresponding decrease in the Partnership's liquidity.

The Partnership has determined that, beginning on December 1, 1993 it inadvertently failed to update its then outstanding prospectus with current information as required by Section 10 (a) (3) of the Securities Act of 1933 as amended (the "33 Act") and by the standard undertakings made by the Partnership in its amended registration statement filed pursuant to the '33 Act. However, the Partnership did publicly disclose such information in its Form 8-K, 10-Q and 10-K filings with the Securities and Exchange Commission.

As a result of the above information, the Partnership has been advised that it has a contingent liability to investors for rescission rights or damages which, at a maximum, would not exceed approximately $5.5 million. This would result in a decrease in the Partnership's liquidity. Management anticipates that rescissions, if any, will not be material.

The Partnership made cash distributions from operations to the limited partners during each quarter of 1996 and 1995, distributing a total of $916,861 and $879,065 respectively to the limited partners.

Inflation has had very little effect on income from operations. Management expects that increases in store sales volumes due to inflation as well as increases in the Consumer Price Index (C.P.I.) may contribute to capital appreciation of the Partnership properties. These factors, however, also may have an adverse impact on the operating margins of the tenants of the properties.

                                  7

RESULTS OF OPERATIONS

Years Ended December 31, 1996, and 1995:

The Partnership acquired its eighth property in September 1996 for $662,242. Rental income from this property contributed to an increase in income from the Partnership's real estate activities to $1,011,429 in 1996 from $983,408 in 1995. Four of the eight properties owned by the Partnership as of December 31, 1996 contributed 76% of the Partnership's total rental income for 1996 and each contributed over 15% of the rental income. Interest income declined from $46,545 to $25,482 as funds which had been held in short term investments were used to acquire real estate properties. The Partnership's operating expenses remained unchanged from 1995. Net income increased to $737,212 from $731,773.

Years Ended December 31, 1995, and 1994:

The Partnership acquired its seventh property in January 1995 for $1,477,838. Rental income from this property and from four properties which were acquired in 1994 contributed to an increase in income from the Partnership's real estate activities to $983,408 in 1995 from $531,694 in 1994. Four of the seven properties owned by the Partnership as of December 31, 1995 contributed 77% of the Partnership's total rental income for 1995 and each contributed over 15% of the rental income. Interest income declined from $135,104 to $46,545 as funds which had been held in short term investments were used to acquire real estate properties. The Partnership's increased activity also resulted in a $45,950 increase in operating expenses from 1994. Net income increased to $731,773 from $472,659.

In 1995, the Partnership placed $14,250 in escrow for an International House of Pancakes property (IHOP) subject to the achievement of certain conditions. The agreement to acquire the property was terminated in February 1996 because the environmental conditions were not met to the satisfaction of all the parties to the transaction. The escrow deposit will be refunded to the Partnership. Accordingly, these funds are reflected in the financial statements as an account receivable.

Item 8. Financial Statements and Supplementary Data.

The response to this item is submitted in Item 14(a) of this report and is incorporated herein by reference.

 Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

                           PART III

Item 10. Directors and Executive Officers of the Registrant.

The Registrant has no officers or directors. The Individual and Managing General Partners are as follows:

H. Kerr Taylor, age 46, is the Individual General Partner of the Partnership. Mr. Taylor has been an attorney since 1979, has earned an M.B.A. at Southern Methodist University, is a real estate broker and has over twenty years of experience as a specialist in acquiring and operating income-producing real properties. He has been involved in the development, analysis, marketing and management of private investment programs investing in properties since 1975. Mr. Taylor is the president, the sole director and sole shareholder of American Asset Advisers Realty Corporation ("AAA"), a real estate operating company he founded in 1988. Mr Taylor has served in this capacity since the company's formation.

                                  8

Mr. Taylor is currently a general partner or principal of a general partner of eleven affiliated limited partnerships. Mr. Taylor is a member of the Texas Association of Realtors, Texas Bar Association and a former member of the American Bar Association. Mr. Taylor holds the Series 7, 22, 24, 39, and 63 securities licenses.

American Asset Advisers Management Corporation X is a Nebraska corporation which was organized for the sole purpose of acting as the Managing General Partner of the Partnership. The Managing General Partner has a nominal net worth. The two initial voting shareholders of American Asset Advisers Management Corporation X are Mr. Taylor and Realty Assets, Inc., a Nebraska corporation.
Mr. Taylor's ownership interest is 80% of the stock of the Managing General Partner; Realty Assets, Inc. owns the remaining 20%. Realty Assets, Inc. received its 20% interest as consideration for agreeing to assume the risks associated with advancing a portion of the organizational and offering costs relating to this offering.

The President and Treasurer of the Managing General Partner is Mr. Taylor who is also a Director. Stephen K. Wild, a resident of Omaha, Nebraska, has been named Vice President, Secretary and a Director of the Managing General Partner. Messrs. Taylor and Wild are the two Directors of the Managing General Partner.

Mr. Wild, age 47, is the Chairman and President of Securities America, Inc., a registered broker/ dealer, which was also the
dealer/manager of the Partnership during the offering period.   Mr.
Wild has served as the Chairman of the Board of Securities America, Inc. since 1984 and also as its President since February 1991. Mr. Wild has also been the Chairman and President of Financial Dynamics, Inc., the holding company for Securities America, Inc. and certain other financial service companies since September 1985. Realty Assets, Inc. which owns 20 percent of the common stock of the Managing General Partner, is an affiliate of the Dealer/Manager. Realty Assets, Inc. is controlled by Mr. Wild.

The affairs of the Partnership are conducted by AAA. In addition to Mr. Taylor as president, other officers of AAA include:

Joe Mayer, age 41, is the Chief Operating Officer of AAA. Mr. Mayer has over twenty years of experience in business, accounting, investments and real estate transactions. Mr. Mayer is a certified public accountant and worked for a national public accounting firm. Mr. Mayer received his B.B.A. degree in accounting from the University of Kentucky.

L. Larry Mangum, age 32, serves as Vice President of Finance of AAA. Mr. Mangum is responsible for the financial accounting and reporting relating to the AAA-sponsored partnerships and their properties. He has over 9 years of accounting experience, including four years with a public accounting firm. He previously worked for American General Corporation, a national insurance company, from 1991-1996 as part of a team responsible for supervising their reporting activities. Mr. Mangum received a B.B.A. degree in accounting from Stephen F. Austin State University and subsequently earned the CPA designation.

Other individuals who are specialists in their respective fields are periodically employed by AAA and are engaged on an as-needed basis to perform services on behalf of the Partnership or the Managing General Partner or both. These individuals are not employees of the Partnership or the Managing General Partner nor are they employees of other AAA-sponsored partnerships, although they do perform various services and activities for those partnerships.

These individuals are:

Phil P. Moss, age 66, is the Executive Vice President of AAA. Mr.
Moss has been involved as a real estate investor in owning, operating and managing shopping centers, office buildings, apartment projects, retail outlets and various other properties for

                                  9

over 26 years. Specifically in his capacity with AAA, Mr. Moss has been involved in leasing and property acquisitions for various companies since 1988. He received his B.B.A. degree from and did graduate work at the University of Texas. He is a retired Major in the United States Air Force.

Jane Costello, age 40, is a certified public accountant and is responsible for the tax accounting related to the AAA-sponsored partnerships and their properties. She has over 17 years experience as an accountant including over 4 years with a national public accounting firm and the last seven years with her own accounting practice. Ms. Costello received a B.B.A. degree in accounting from the University of Texas.

Based on a review of Forms 3 and 4 and amendments thereto furnished to Registrant pursuant to Rule 16A-3(e) under the Securities Exchange Act of 1934 (the "Exchange Act") during its most recent fiscal year and Form 5 and amendments thereto furnished to Registrant with respect to its most recent fiscal year and written representations received pursuant to Item 405(b)(2)(i) of Regulation S-K, none of the Individual or Managing General Partners of Registrant or beneficial owners of more than 10% of the Units failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

Item 11. Executive Compensation

Other than as discussed in Item 13, neither the Individual General Partner nor any of the directors and officers of the Managing General Partner received any remuneration from the Registrant. The Individual General Partner and his affiliates received fees and reimbursements of expenses from the Partnership as discussed in
Note 9 to the accompanying financial statements.

Item 12. Security Ownership of Certain Beneficial Owners and
Management

As of December 31, 1996, no person was known by the Registrant to be the beneficial owner of more than 5% of the Units of the Registrant.

Neither General Partner owns any Units nor does any director or officer of the Managing General Partner own any Units.

Item 13. Certain Relationships and Related Transactions

The Individual General Partner and the Managing General Partner received cash distributions from operations during, or with respect to, the fiscal year ended December 31, 1996, 1995 and 1994 of $3,600, $4,100 and $2,650, respectively. For a description of the share of cash distributions from operations, if any, and fees to which the General Partners are entitled, reference is made to the material contained in the Prospectus under the headings CASH DISTRIBUTIONS AND TAX ALLOCATIONS.

The Registrant has entered into arrangements with AAA pursuant to which AAA has assumed direct responsibility for day-to-day management of the Partnership's properties. This service includes the supervision of leasing, rent collection, maintenance, budgeting, employment of personnel, payment of operating expenses, etc. AAA is reimbursed for its actual costs associated with performing the foregoing services but does not receive a property management fee. In connection with administrative services rendered to the Partnership, $65,883, $58,846 and $25,440 was incurred and paid to AAA in 1996, 1995 and 1994, respectively. See Note 9 of the accompanying financial statements.

                                   10

Mr. Taylor, President of AAA, receives compensation from AAA for services performed for AAA, which may include services rendered in connection with the Registrant. However, the Managing General Partner believes that any compensation relating to services is not material.

                                    PART IV

Item 14. Exhibits, Financial Statements, Schedules and Reports on Form 8-K.

(a) (1)    Financial Statements

           Independent Auditors' Report
           Balance Sheets December 31, 1996 and 1995
           Statements of Operations for the Years Ended December 31, 1996, 1995 and 1994
           Statements of Partnership Equity for the Years Ended
           December 31, 1996, 1995 and 1994
           Statements of Cash Flows for the Years Ended December 31, 1996, 1995 and 1994
           Notes to Financial Statements for the Years Ended December 31, 1996, 1995 and 1994

    (2)    Financial Statement Schedules:  See (d) below

    (3)    Exhibits:  See (c) below

(b)        Reports on Form 8-K filed after September 30, 1996:

           None

(c)        Exhibits

           3        See Exhibit 4(a)

           4   (a)    Amended and Restated Certificate and Agreement of
                      Limited Partnership (included as Exhibit A to the prospectus of Registrant dated September 17, 1992 contained in Registration Statement No. 33-47638 of Registrant (the "Prospectus") and incorporated herein by reference).

            4   (b)   Subscription Agreement and Signature Page
                      (included as Exhibit D to the Prospectus and incorporated herein by reference).

         10 (a) (1)   Joint Venture Agreement between Registrant and
                      AAA Net Realty Fund IX, Ltd. dated March 15,
                      1993  (Incorporated by reference to the
                      exhibit filed with the Registrant's Annual
                      Report on Form 10-K for the fiscal year ended
                      December 31, 1994)

         10 (a) (2)   Agreement of Purchase and Sale between
                      Golden Corral Corporation and AAA Realty
                      IX and X Joint  Venture dated March 11,
                      1993 (Incorporated by reference to the
                      exhibit filed with the Registrant's
                      Annual Report on Form 10-K for the fiscal year ended December 31, 1994)

                                  11

         10 (a) (3)   Lease Agreement between Golden Corral
                      Corporation and AAA Realty IX and X Joint
                      Venture dated March 11, 1993
                      (Incorporated by reference to the exhibit filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended
                      December 31, 1994)

         10 (a) (4)   Contract for Purchase and Sale of Real
                      Estate between Richard Motycka Trustee
                      and Registrant dated November 18, 1993
                      (Incorporated by reference to the exhibit filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended
                      December 31, 1994)

         10 (a) (5)   Assignment and Assumption of Lease
                      between Registrant and Southpoint
                      Shopping Center L.C. dated December 22,
                      1993 (Incorporated by reference to the
                      exhibit filed with the Registrant's
                      Annual Report on Form 10-K for the fiscal year ended December 31, 1994)

         10 (a) (6)   Earnest Money Contract between Registrant
                      and Jefco Development Corporation
                      (Incorporated by reference to the exhibit filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended
                      December 31, 1994)

         10 (a) (7)   Assignment of Lease Agreement between
                      Registrant and Jefco Development Corporation dated March 30, 1994 (Incorporated by reference to the exhibit filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994)

         10 (a) (8)   Real Estate Sales Agreement between
                      Registrant and America's Favorite Chicken
                      Company dated June 13, 1994 (Incorporated by reference to the exhibit filed with the Registrant's Annual Report on Form
                      10-K for the fiscal year ended December
                      31, 1994)

         10 (a) (9)   Lease Agreement between Registrant and
                      America's Favorite Chicken Company dated July
                      19, 1994 (Incorporated by reference to the exhibit filed with the Registrant's Annual
                      Report on Form 10-K for the fiscal year ended
                      December 31, 1994)

        10 (a) (10)   Contract for Purchase and Sale of Real
                      Estate between Registrant and Beechwood
                      Acquisitions, Inc. dated January 13, 1994
                      (Incorporated by reference to the exhibit filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended
                      December 31, 1994)

        10 (a) (11)   Assignment and Assumption of Lease
                      between Roseville Partnership No. 20 and
                      Registrant dated August 25, 1994
                      (Incorporated by reference to the exhibit filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended
                      December 31, 1994)

        10 (a) (12)   Joint Venture Agreement between
                      Registrant and American Asset Advisers
                      Trust, Inc. dated October 27, 1994
                      (Incorporated by reference to the exhibit filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended
                      December 31, 1994)

        10 (a) (13)   Agreement for Purchase and Sale of Real
                      Estate between Registrant and KCBB, Inc.
                      dated October 11, 1994 (Incorporated by
                      reference to the exhibit filed with the
                      Registrant's Annual Report on Form 10-K
                      for the fiscal year ended December 31, 1994)

        10 (a) (14)   Assignment and Assumption of Lease
                      between KCBB, Inc. and AAA Joint Venture
                      94-1 dated November 11, 1994
                      (Incorporated by reference to the exhibit filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended
                      December 31, 1994)

                                   12

        10 (a) (15)   Agreement for Purchase and Sale of Real
                      Estate between Registrant and TA/ Colony
                      Medical, Ltd. dated October 27, 1994
                      (Incorporated by reference to the exhibit filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended
                      December 31, 1994)

        10 (a) (16)   Assignment and Assumption of Lease
                      between TA/Colony Medical, Ltd. and
                      Registrant dated January 17, 1995
                      (Incorporated by reference to the exhibit filed with the Registrant's Annual Report on Form 10-K for the fiscal year ended
                      December 31, 1994)

        10 (a) (17)   Joint Venture Agreement between American Asset
                      Advisers Trust, Inc. and AAA Net Realty Fund X, Ltd. and
                      AAA Net Realty Fund XI, Ltd., dated April 5, 1996.

        27            Financial Data Schedule.

(d)     Financial Statements Schedules

   Schedule III - Real Estate Owned and Accumulated Depreciation

                                   13


                              SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    AAA Net Realty Fund X, Ltd.

March 25, 1997                      /s/ H. Kerr Taylor
Date                                H. Kerr Taylor, Individual General Partner

                                    America Asset Advisers Management
                                    Corporation X, Managing General Partner

March 25, 1997                      By: /s/ H. Kerr Taylor
Date                                    H. Kerr Taylor
                                        President



Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated .


March 25, 1997                         /s/ H. Kerr Taylor
Date                                   H. Kerr Taylor
                                       President (Chief Executive Officer and
                                       Chief Financial Officer) and Director



March 25, 1997                         /s/ Stephen K. Wild
Date                                   Stephen K. Wild, Director



March 25, 1997                         /s/ L. Larry Mangum
Date                                   L. Larry Mangum (Principal Accounting
                                       Officer)


                                  14





                   ANNUAL REPORT ON FORM 10-K
            ITEMS 8, 14 (a)  (1) AND (2) AND 14 (d)

                      FINANCIAL STATEMENTS

      FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                AND FINANCIAL STATEMENT SCHEDULE

              FOR THE YEAR ENDED DECEMBER 31, 1996


                  AAA NET REALTY FUND X, LTD.


                                 F-1



                        AAA NET REALTY FUND X, LTD.

                      INDEX TO FINANCIAL STATEMENTS


                                                                 Page

FINANCIAL STATEMENTS:

Independent Auditors' Report                                     F-3
Balance Sheets, December 31,1996 and 1995                        F-4
Statements of Operations for the Years Ended
   December 31, 1996, 1995 and 1994                              F-5
Statements of Partnership Equity for the Years
   Ended December 31, 1996, 1995 and 1994                        F-6
Statements of Cash Flows for the Years Ended
   December 31, 1996, 1995 and 1994                       F-7 to F-8
Notes to Financial Statements for the Years Ended
   December 31, 1996, 1995 and 1994                      F-9 to F-14

FINANCIAL STATEMENT SCHEDULE:

    Schedule III Real Estate Owned and Accumulated
    Depreciation for the Year Ended December 31, 1996           F-15

All other financial statement schedules are omitted as the required information is either inapplicable or is included in the financial statements or related notes.


                                  F-2



INDEPENDENT AUDITORS' REPORT


AAA Net Realty Fund X, Ltd.

We have audited the accompanying balance sheets of AAA Net Realty Fund X, Ltd. as of December 31, 1996 and 1995, and the related statements of operations, partnership equity and cash flows for each of the three years in the period ended December 31, 1996. Our audits also included the financial statement schedule listed in the Index. These financial statements and Financial Statement Schedule are the responsibility of the Partnership's management. Our responsibility is to express an opinion on the financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of AAA Net Realty Fund X, Ltd. as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles. Also, in our opinion, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.





DELOITTE & TOUCHE LLP

Houston, Texas
February 14, 1997


                                 F-3



                    AAA NET REALTY FUND X, LTD.
                    (A LIMITED PARTNERSHIP)

                         BALANCE SHEETS
                   DECEMBER 31, 1996 AND 1995

                                                   1996           1995
ASSETS

CASH AND CASH EQUIVALENTS                     $   193,466   $   824,805

ACCOUNTS RECEIVABLE                                   195        14,780

PROPERTY:
     Land                                       2,566,250     2,566,250
     Buildings                                  5,370,984     5,370,984
                                                7,937,234     7,937,234
     Accumulated depreciation                    (400,416)     (255,950)

     NET PROPERTY                               7,536,818     7,681,284

NET INVESTMENT IN DIRECT FINANCING LEASE          612,034       615,410

INVESTMENT IN JOINT VENTURES                    1,379,039       724,549

OTHER ASSETS:
     Prepaid acquisition costs                          -        23,231
     Organization costs, net of accumulated
       amortization of $212,245 and $152,245,
         respectively                              87,755       147,755
     Accrued rental income                         69,452        37,230

     TOTAL OTHER ASSETS                           157,207       208,216

     TOTAL ASSETS                             $ 9,878,759  $ 10,069,044

LIABILITIES & PARTNERSHIP EQUITY

LIABILITIES:
     Accounts payable                         $     1,409  $      8,445
     Security deposit                              12,000        12,000

     TOTAL LIABILITIES                             13,409        20,445

PARTNERSHIP EQUITY:
     General partners                              11,105         7,333
     Limited partners                           9,854,245    10,041,266

     TOTAL PARTNERSHIP EQUITY                   9,865,350    10,048,599

     TOTAL LIABILITIES AND PARTNERSHIP
      EQUITY                                  $ 9,878,759  $ 10,069,044

See Notes to Financial Statements.

                                 F-4

                      AAA NET REALTY FUND X, LTD.
                       (A LIMITED PARTNERSHIP)

                       STATEMENTS OF OPERATIONS
          FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                             1996         1995         1994
REVENUES

Rental income from operating leases       $  857,201    $  851,271    $ 493,655
Earned income from direct financing lease     63,727        64,065       29,672
Interest income                               25,482        46,545      135,104
Equity income from investment in
       joint ventures                         90,501        68,072        8,367

TOTAL REVENUES                             1,036,911     1,029,953      666,798

EXPENSES

Administrative expenses                       65,883       58,846        25,440
Accounting fees                               10,398       13,886        16,885
Amortization                                  60,000       60,000        60,000
Depreciation                                 144,466      143,362        85,271
Legal & professional fees                     15,644       19,187         4,592
Other                                          3,308        2,899         1,951

TOTAL EXPENSES                               299,699      298,180       194,139

NET INCOME                                $  737,212   $  731,773    $  472,659

ALLOCATION OF NET INCOME:

General partners                          $    7,372   $    7,318    $    4,727
Limited partners                             729,840      724,455       467,932
                                          $  737,212   $  731,773    $  472,659

NET INCOME PER UNIT                       $    64.36   $    63.89    $    47.55

WEIGHTED AVERAGE UNITS OUTSTANDING            11,454       11,454         9,941

See Notes to Financial Statements.

                                   F-5


                  AAA NET REALTY FUND X, LTD.
                    (A LIMITED PARTNERSHIP)

                STATEMENTS OF PARTNERSHIP EQUITY
      FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                      General        Limited
                                      Partners       Partners       Total
PARTNERSHIP EQUITY,
   DECEMBER 31, 1993                  $    2,038   $ 5,781,569   $ 5,783,607

CAPITAL CONTRIBUTIONS, NET                     -     4,461,629     4,461,629

DISTRIBUTIONS ($51.83 per Limited
               Partnership Unit)          (2,650)     (515,254)     (517,904)

NET INCOME                                 4,727       467,932       472,659

PARTNERSHIP EQUITY
   DECEMBER 31, 1994                       4,115    10,195,876    10,199,991

DISTRIBUTIONS ($76.75 per Limited
               Partnership Unit)          (4,100)     (879,065)     (883,165)

NET INCOME                                 7,318       724,455       731,773

PARTNERSHIP EQUITY,
   DECEMBER 31, 1995                       7,333    10,041,266    10,048,599

DISTRIBUTIONS ($80.05 per Limited
               Partnership Unit)          (3,600)     (916,861)     (920,461)

NET INCOME                                 7,372       729,840       737,212

PARTNERSHIP EQUITY,
   DECEMBER 31, 1996                  $   11,105   $ 9,854,245   $ 9,865,350

See Notes to Financial Statements.

                                   F-6

                  AAA NET REALTY FUND X, LTD.
                    (A LIMITED PARTNERSHIP)

                    STATEMENTS OF CASH FLOWS
      FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


                                         1996          1995          1994

CASH FLOWS FROM OPERATING
  ACTIVITIES
Net income                            $ 737,212   $   731,773   $   472,659

Adjustments to reconcile net income
to net cash flows from operating
activities:
  Depreciation                          144,466       143,362        85,271
  Amortization                           60,000        60,000        60,000
  (Increase) decrease in accounts
   receivable                            14,585       (12,492)          256
  Increase (decrease) in accounts
   payable                               (7,036)        1,594       (46,247)
  Increase in security deposit                -        12,000             -
  (Increase) decrease in escrow
   deposits                                   -        50,000       (30,000)
  Income recognized from direct
   financing lease less than
   (in excess of) cash received           3,376         3,041        (1,517)
  Investment in joint venture:
     Equity income                      (90,501)      (68,072)       (8,367)
     Distributions received              90,501        68,072         8,367
  Increase in organization costs              -             -        (8,915)
  Increase in accrued rental income     (32,222)      (32,890)       (4,340)

NET CASH FLOWS PROVIDED BY
    OPERATING ACTIVITIES                920,381       956,388       527,167

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of properties:
    Accounted for under the operating
     method                                   -    (1,477,840)   (3,389,490)
    Accounted for under the direct
     financing method                         -             -      (616,934)
Investment in joint venture            (662,242)            -      (735,136)
Joint venture distributions in excess
  of income                               7,752         8,938         1,649
Change in prepaid acquisition costs      23,231        59,920       (39,959)

NET CASH FLOWS USED IN INVESTING
    ACTIVITIES                         (631,259)   (1,408,982)   (4,779,870)


                                   F-7


                   AAA NET REALTY FUND X, LTD.
                    (A LIMITED PARTNERSHIP)

              STATEMENTS OF CASH FLOWS (CONTINUED)
      FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994


                                                1996        1995         1994

CASH FLOWS FROM FINANCING ACTIVITIES

  Capital contributions - limited partners,
   net of syndication costs                        -            -    4,461,629
  Distributions                             (920,461)    (883,165)    (517,904)

NET CASH FLOWS PROVIDED BY (USED IN)
   FINANCING ACTIVITIES                     (920,461)    (883,165)   3,943,725

NET DECREASE IN CASH AND CASH
   EQUIVALENTS                              (631,339)  (1,335,759)    (308,978)

CASH AND CASH EQUIVALENTS
   at Beginning of year                      824,805    2,160,564    2,469,542

CASH AND CASH EQUIVALENTS
   at End of year                         $  193,466  $   824,805   $2,160,564


See Notes to Financial Statements.

                                   F-8


                  AAA NET REALTY FUND X, LTD.
                    (A LIMITED PARTNERSHIP)

                 NOTES TO FINANCIAL STATEMENTS
      FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


    DESCRIPTION OF BUSINESS AND NATURE OF OPERATIONS

    AAA Net Realty Fund X, Ltd. ("the Partnership") is a limited partnership formed April 15, 1992, under the laws of the State of Nebraska. The Partnership commenced operations as of September 17, 1992. American Asset Advisers Management Corporation X (a Nebraska corporation) is the Managing General Partner and H. Kerr Taylor is the Individual General Partner. An aggregate of 20,000 Units were offered at a $1,000 maximum offering price per Unit. The Partnership closed its offering on September 1, 1994 having received capital contributions for 11,453.61 Units ($11,453,610).

    The Partnership was formed to acquire commercial properties for cash. The Partnership will own, lease, operate, manage and eventually sell the properties. The selection, acquisition and supervision of the operations of the properties is managed by American Asset Advisers Realty Corporation ("AAA"), a related party.

    BASIS OF ACCOUNTING

    The financial records of the Partnership are maintained on the accrual basis of accounting whereby revenues are recognized when earned and expenses are recorded when incurred.

    CASH AND CASH EQUIVALENTS

    For purposes of the statement of cash flows, the Partnership considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds.

    PROPERTY

    Property is leased to others on a net lease basis whereby all operating expenses related to the properties, including property taxes, insurance and common area maintenance are the responsibility of the tenant. The leases are accounted for under the operating lease method or the direct financing lease method. Under the operating lease method, the properties are recorded at cost. Rental income is recognized ratably over the life of the lease and depreciation is charged based upon the estimated useful life of the property. Under the direct financing lease method, the properties are recorded at their net investment (see
    Note 5). Unearned income is deferred and amortized to income over the life of the lease so as to produce a constant periodic rate of return.

    The Partnership's lease agreements do not provide for contingent rentals.

                                  F-9

    The Partnership obtains an appraisal on each property prior to a property's acquisition and also performs an annual valuation update to evaluate potential impairment for each property for which an appraisal is older than twelve months. This valuation is based on capitalization of income for each property, a review of current market conditions and any significant events or factors which would indicate a potential impairment to the value of a property.

    INVESTMENT IN JOINT VENTURES

    The Partnership's interest in joint ventures are accounted for under the equity method whereby the Partnership's investment is increased or decreased by its share of earnings or losses in the joint ventures and also decreased by any distributions.

    DEPRECIATION

    Buildings are depreciated using the straight-line method over estimated useful lives ranging from 31.5 to 39 years.

    ORGANIZATION COSTS

    Organization costs incurred in the formation of the Partnership are amortized on a straight-line basis over five years.

    SYNDICATION COSTS

    Syndication costs incurred in the raising of capital through the sale of units are treated as a reduction of partnership equity.

    STATEMENT OF CASH FLOWS - SUPPLEMENTAL INFORMATION

    No cash was paid for income taxes or interest during 1996, 1995 or 1994.

    INCOME TAXES

    All income and expense items flow through to the partners for tax purposes. Consequently, no provision for federal or state income taxes is provided in the accompanying financial statements.

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The carrying value of financial instruments, consisting of cash, cash equivalents, accounts receivable and liabilities approximate their fair value.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                 F-10


2.  PARTNERSHIP EQUITY

    The Managing General Partner, American Asset Advisers Management Corporation X, and the Individual General Partner, H. Kerr Taylor, have made capital contributions in the amounts of $990 and $10, respectively. All other contributions have been made by the limited partners. The General Partners shall not be obligated to make any other contributions to the capital of the Partnership, except that, in the event that the General Partners have negative balances in their capital accounts after dissolution and winding up of, or withdrawal from, the Partnership, the General Partners will contribute to the Partnership an amount equal to the lesser of the deficit balances in their capital accounts or 1.01% of the total capital contributions of the limited partners over the amount previously contributed by the General Partners.

3.  ALLOCATIONS AND DISTRIBUTIONS

    All income, profits, gains and losses of the Partnership for each fiscal year, other than any gain or loss realized upon the sale, exchange or other disposition of any of the Partnership's properties, shall be allocated as follows: (a) net loss shall be allocated 99% to the limited partners, .99% to the Managing General Partner and .01% to the Individual General Partner; and
    (b) net income will be allocated first in the ratio, and to the extent, net cash flow is distributed to the partners for such year and any additional income for such year will be allocated 99% to the limited partners, 1% to the General Partners.

    For income tax purposes, the gain realized upon the sale, exchange or other disposition of any property will be allocated as follows:

    (a) first, to and among the partners in an amount equal to the negative balances in their respective capital accounts (pro rata based on the relative amounts of such negative balances).

    (b) then, to each limited partner until the balance in such limited partner's capital account equals the amount to be distributed to such limited partner in the first tier of distributions of net proceeds of sale.

    (c) then, to the General Partners, until the balance in their capital accounts equals the amounts to be distributed to the General Partners in the second tier of distributions of net proceeds of sale.

    (d)    then 94% to the limited partners and 6% to the General
           Partners, and

    (e) thereafter, the partners shall be allocated gain or loss in order to meet Treasury Regulations regarding qualified income offset requirements.

     Any loss on the sale, exchange or other disposition of any property shall be allocated 99% to the limited partners and 1% to the General Partners.

                                 F-11



4.  OPERATING LEASES

    A summary of minimum future rentals, exclusive of any renewals, under noncancellable operating leases in existence at December 31, 1996 are as follows:

                       1997                 $    922,835
                       1998                 $    935,159
                       1999                 $    943,160
                       2000                 $    947,594
                       2001                 $    961,626
                       2002-2016            $  5,207,107

5.  NET INVESTMENT IN DIRECT FINANCING LEASE

    The Partnership's net investment in a direct financing lease at December 31, 1996 and 1995 included:


                                           1996            1995

    Minimum lease payments receivable   $ 1,396,060    $ 1,463,160
    Unguaranteed residual value             300,558        300,558
    Less: Unearned income                 1,084,584      1,148,308
                                        $   612,034    $   615,410

    A summary of minimum future rentals, exclusive of any renewals, under a noncancellable direct financing lease in existence at December 31, 1996 are as follows:

                       1997                 $    115,773
                       1998                 $    115,773
                       1999                 $    118,907
                       2000                 $    122,562
                       2001                 $    123,775
                       2002-2016            $  1,913,626

6.  INVESTMENT IN JOINT VENTURES

    On April 5, 1996, the Partnership formed a joint venture, AAA Joint Venture 96-1, with AAA Net Realty Fund XI, Ltd. and American Asset Advisers Trust, Inc., affiliated entities, for the purpose of acquiring a property which is being operated as a Just For Feet retail store in Tucson, Arizona. The property was purchased on September 11, 1996 after construction was completed. The Partnership's interest in the joint venture is 18.25%.

    On October 27, 1994, the Partnership formed a joint venture, AAA Joint Venture 94-1, with American Asset Advisers Trust, Inc.,
    (a related party) for the purpose of acquiring a property on lease to BlockBuster Music Retail Inc. in Missouri. The
    Company's interest in the joint venture is 45.16%.

                                  F-12


     Summarized financial information for the joint ventures at December 31, 1996 and 1995, are as follows:

                                                    1996              1995
      Land & building,
       net of accumulated depreciation           $ 2,675,195     $ 1,603,138
      Net investment in direct financing lease   $ 2,572,325     $         -
      Accounts receivable                        $    15,538     $         -
      Accrued rental income                      $    23,148     $     9,426
      Partners' capital                          $ 5,286,206     $ 1,612,564
      Rental income from operating lease         $   179,670     $   179,950
      Equity income from direct financing lease  $   123,244     $         -
      Net income                                 $   273,544     $   150,580

    The Partnership recognized equity income of $90,501, $68,072 and $8,367 from the joint ventures in 1996, 1995 and 1994, respectively.

7.   MAJOR TENANTS

     The Partnership's operations are all related to the acquisition and leasing of commercial real estate properties. The following schedule summarizes rental income by lessee for 1996, 1995 and 1994 under both operating lease and direct financing lease methods of accounting:

                                              1996        1995        1994
     Golden Corral Corporation
      (Texas)                             $ 172,956   $ 172,956   $ 172,956
     TGI Friday's, Inc. (Texas)           $ 180,500   $ 180,492   $ 175,500
     Goodyear Tire & Rubber Company
      (Texas)                             $  52,920   $  52,908   $  39,690
     Tandy Corporation (Minnesota)        $ 256,620   $ 256,620   $  90,368
     America's Favorite Chicken
      Company (Georgia)                   $  97,414*  $  99,153   $  44,813
     One Care Health
      Industries, Inc. (Texas)            $ 160,518   $ 153,207   $       -
             Total                        $ 920,928   $ 915,336   $ 523,327

     * Decrease resulted from recognition of earned income under the direct financing lease method of accounting. Rental payments received remained unchanged from 1995.

8.  INCOME RECONCILIATION

    A reconciliation of net income for financial reporting purposes to income for federal income tax purposes is as follows for the year ended December 31:

                                                1996        1995       1994
     Net income for financial reporting
        purposes                           $ 737,212    $ 731,773   $ 472,659

     Direct financing lease recorded
        as operating lease for tax
        reporting purposes                   (16,520)     (12,776)     (7,449)

     Accrued rental income                   (37,188)     (37,147)     (4,340)

     Income for tax reporting purposes     $ 683,504    $ 681,850   $ 460,870

                                    F-13

9.  RELATED PARTY TRANSACTIONS

    The Partnership Agreement provides for the reimbursement for administrative services necessary for the prudent operation of the Partnership and its assets with the exception that no reimbursement is permitted for rent, utilities, capital equipment, salaries, fringe benefits or travel expenses allocated to the Individual General Partner or to any controlling persons of the Managing General Partner. In connection with administrative services rendered to the Partnership, $65,883, $58,846 and $25,440 was incurred and paid to AAA in 1996, 1995 and 1994, respectively.

    Acquisition fees, including real estate commissions, finders fees, consulting fees and any other non-recurring fees incurred in connection with locating, evaluating and selecting properties and structuring and negotiating the acquisition of properties were included in the basis of the properties. Acquisition fees of $307,854 were incurred and paid to AAA for the year ended December 31, 1994.

    On April 5, 1996, the Partnership formed a joint venture, AAA Joint Venture 96-1, with AAA Net Realty Fund XI, Ltd. and American Asset Advisers Trust, Inc., affiliated entities, for the purpose of acquiring a property which is being operated as a Just For Feet retail store in Tucson, Arizona. The property was purchased on September 11, 1996 after construction was completed. The Partnership's interest in the joint venture is 18.25%.

    On October 27, 1994, the Partnership entered into a joint venture with American Asset Advisers Trust, Inc., an affiliated Company for the purpose of acquiring a property in Independence, Missouri on lease to Blockbuster Music Retail,
    Inc.  The Partnership's interest in the joint venture is 45.16%.

10. PROPERTY ACQUISITION IN 1996

    On September 11, 1996, the Partnership acquired a 18.25% interest in a newly constructed property on lease to Just For Feet, Inc. through a joint venture with two related parties for the purchase price of $662,242. The lease agreement extends for twenty years, however the tenant has the option to renew the lease for two additional terms of five years each. The lease has provisions for an escalation in the rent after the fifth, tenth, and fifteenth years of the lease.
    The Partnership recorded $22,558 of income from Just For Feet for 1996.

11. CONTINGENCY

    The Partnership has determined that, beginning on December 1, 1993 it inadvertently failed to update its then outstanding prospectus with current information as required by Section 10
    (a) (3) of the Securities Act of 1933 as amended (the "33 Act") and by the standard undertakings made by the Partnership in its amended registration statement filed pursuant to the '33 Act. However, the Partnership did publicly disclose such information in its Form 8-K, 10-Q and 10-K filings with the Securities and Exchange Commission.

    As a result of the above information, the Partnership has been advised that it has a contingent liability to investors for rescission rights or damages which, at a maximum, would not exceed approximately $5.5 million. Management anticipates that rescissions, if any, will not be material.

                                 F-14


   AAA NET REALTY FUND X, LTD.
   SCHEDULE III - REAL ESTATE OWNED AND ACCUMULATED DEPRECIATION
   FOR THE YEAR ENDED DECEMBER 31, 1996
                                                                                                                       LIFE ON WHICH
                                                                                                                       DEPRECIATION
                                                                                                                        IN LATEST
        PROPERTY            ENCUM-                         IMPROVE- COST AT CLOSE OF YEAR  ACCUMULATED  DATE OF  DATE   INCOME STMT.
      DESCRIPTION           BRANCES   BUILDING     LAND     MENTS   BUILDING     LAND     DEPRECIATION  CONST.  ACQUIRED IS COMPUTED

PROPERTIES INVESTED IN
UNDER OPERATING LEASES

Golden Corral Restaurant,
  Texas                           $0 $1,105,426   $473,754  $0      $1,105,426   $473,754  $132,596     N/A     03-15-93  31.5 Years

TGI Friday's Restaurant,
  Texas                           $0 $1,084,060   $464,597  $0      $1,084,060   $464,597   $83,391     N/A     12-23-93  39 Years

Goodyear Tire & Automotive
  Store, Texas                    $0   $377,261   $161,684  $0        $377,261   $161,684   $26,601     N/A     03-31-94  39 Years

Popeye's Chicken Restaurant,
  Georgia                         $0         $0   $264,400  $0              $0   $264,400        $0     N/A     07-19-94   N/A

Computer City Super Center,
  Minnesota                       $0 $1,769,749   $758,464  $0      $1,769,749   $758,464  $105,882     N/A     03-21-94  39 years

One Care Health
  Industries, Inc., Texas         $0 $1,034,488   $443,351  $0      $1,034,487   $443,351   $51,946     N/A     01-18-95  39 Years


                                  $0 $5,370,984 $2,566,250  $0      $5,370,983 $2,566,250  $400,416
PROPERTY OF JOINT VENTURES
IN WHICH THE PARTNERSHIP HAS
AN INTEREST AND HAS INVESTED
IN UNDER AN OPERATING LEASE

Blockbuster Music Store,
  Missouri                        $0   $514,595   $220,541  $0        $514,595   $220,541   $28,039      N/A    11-14-94  39 Years

Just For Feet, Arizona            $0   $463,578   $198,664  $0        $463,578   $198,664    $3,599      N/A    09-11-96  39 Years


                                  $0   $978,173   $419,205  $0        $978,173   $419,205   $31,638

PROPERTY INVESTED IN
UNDER DIRECT FINANCING LEASE

Popeye's Chicken Restaurant,
  Georgia                         $0   $616,934         $0  $0        $616,934         $0      (2)       N/A    07-19-94    N/A


                                                    Direct
                             Operating    Joint    Financing
                              Leases    Ventures     Lease

(1)Balance at December
     31,1995              $7,937,234    $735,136   $616,934

   Additions during 1996:
     Acquisitions through
      foreclosure                  $0         $0         $0
     Other acquisitions            $0   $662,242         $0
     Improvements                  $0         $0         $0

   Deductions during 1996:
     Cost of real estate
      sold                         $0         $0         $0
     Other                         $0         $0         $0

   Balance at December
     31, 1996              $7,937,234 $1,397,378   $616,934

<F1>

(2) The portion of the lease relating to the building of this property has been recorded as a direct financing lease for financial reporting purposes. Consequently, depreciation is not applicable.

<F2>

(3) The aggregate cost of all properties for Federal Income Tax purposes is $9,951,546 at December 31, 1996.

                                   F-15



                                                        Exhibit 10 (a) (17)


               AGREEMENT OF AAA JOINT VENTURE 96-1

     THIS AGREEMENT made and effective as of the 5th day of April, 1996, by and among AAA NET REALTY FUND X, LTD., a limited partnership organized under the laws of the State of Nebraska (herein sometimes referred to as the "AAA X"), AAA NET REALTY FUND XI, LTD., a limited partnership organized under the laws of the State of Texas (herein sometimes referred to as the "AAA XI") and AMERICAN ASSET ADVISERS TRUST, INC., a Maryland corporation conducting business in the State of Texas under the name American Asset Advisers, Inc. (herein sometimes referred to as "American"), collectively referred to herein as the "Venturers" and individually referred to herein as "Venturer".

                       W I T N E S S E T H:

     WHEREAS, the Venturers have agreed and do hereby agree to form a joint venture under the laws of the State of Texas for the purpose of acquiring, owning, leasing, maintaining, operating, repairing, improving, and otherwise using and dealing with the real property, together with the improvements thereon, described on Exhibit A attached hereto and made a part hereof (the "Property");

     NOW, THEREFORE, for and in consideration of the premises, the Venturers do hereby covenant and agree, each with the other, as follows:

                            ARTICLE 1
                    FORMATION OF JOINT VENTURE

     1.1 The Venturers hereby enter into and form a joint venture (the "Joint Venture") under the laws of the State of Texas for the limited purposes herein set forth and upon the terms and provisions set out herein.
     1.2  The name of the Joint Venture shall be "AAA Joint Venture
96-1".
     1.3 The Venturers shall execute all assumed and fictitious name certificates and take all other action required by law to comply with the Texas Revised Partnership Act and the assumed name act, fictitious name act or similar statute in effect in each jurisdiction or political subdivision in which the Joint Venture proposes to do business. Furthermore, the Venturers shall execute such other documents or supplements to this Agreement as may be necessary to more fully express the intent and desire of the Venturers with respect to the Joint Venture.
     1.4 The business and purpose of the Joint Venture shall be limited strictly to (i) acquiring, owning, leasing, maintaining, operating, repairing, improving, and otherwise using and dealing with the Property for profit; and (ii) engaging in any and all activities related or incident to the foregoing business and purpose, including, without limitation, the acquisition, ownership, improvement, sale, lease, mortgage, hypothecation, encumbrance or other use of or dealing with all types and kinds of property, whether real, personal or mixed property.
     1.5 The principal office of the Joint Venture shall be Eight Greenway Plaza, Suite 824, Houston, Texas 77046.

                             ARTICLE 2
                               TERM

    2.1 The terms of the Joint Venture shall be for a period of twenty (20) years commencing on the date hereof, unless otherwise agreed by the Venturers. The foregoing sentence notwithstanding, the Joint Venture shall terminate upon the sale of all property owned by the Joint Venture.

                            ARTICLE 3
                  DISTRIBUTIVE SHARES OF VENTURE

     3.1 The distributive shares of the Venturers in the Joint Venture are as follows:
     Venturer                                Distributive Share
     AAA X                                        18.25%
     AAA XI                                       29.85%
     American                                     51.90%
     TOTAL:                                      100.00%
     3.2 The distributive share (the "Distributive Share") of each Venturer is the degree of ownership, expressed as a percentage, which determines, among other things, the extent to which the Venturer shall share in Joint Venture profits and surplus, and bear Joint Venture expenses, losses and liabilities.

                            ARTICLE 4
                         OTHER PROVISIONS

     4.1 In the event of a proposed sale of property held in the Joint Venture by one of the Venturers, the other Venturer shall have the right to purchase the other Venturer's interest. The sale price of a Venturer's interest shall be the fair market value of the property multiplied by the Distributive Share of the purchasing Venturer. In the event that the Venturers are unable to agree upon the fair market value of the property, the Venturers shall agree upon and appoint an appraiser to determine the fair market value of the property. The fair market value of the property as determined by the appraiser shall be binding on both parties. Each Venturer shall pay the amount of the appraiser's fee equal to the total fee multiplied by the Venturer's Distributive Share.
     4.2 Except as otherwise provided herein, the rights and liabilities of the Venturers and the relations of the Venturers shall be set forth in or provided under the Texas Revised Partnership Act (Vernon's Ann.Civ.St. art. 6132b-1.01 et seq.), as amended.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates of the respective acknowledgments hereinbelow, to be effective as the day and in the year first above written.

                              AAA NET REALTY FUND X, LTD., a Ne-
                              braska limited partnership

                              By:  AMERICAN ASSET ADVISERS MANAGE-
                                   MENT CORP. X, its Managing Gen-
                                   eral Partner



                                   By: /s/ H. Kerr Taylor
                                       H. Kerr Taylor, President

                              AAA NET REALTY FUND XI, LTD., a
                              Texas limited partnership

                              By:  AMERICAN ASSET ADVISERS MANAGE-
                                   MENT CORP. XI, its Managing
                                   General Partner



                                   By: /s/ H. Kerr Taylor
                                       H. Kerr Taylor, President

                              AMERICAN ASSET ADVISERS TRUST, INC.,
                              a Maryland corporation


                              By: /s/ H. Kerr Taylor
                                  H. Kerr Taylor, President



THE STATE OF TEXAS  )

COUNTY OF HARRIS    )

     This instrument was acknowledged before me on the 24th day of April, 1996, by H. Kerr Taylor, as President of American Asset Advisers Management Corp. X, a Nebraska corporation, Managing General Partner of AAA Net Realty Fund X, Ltd., a Nebraska limited partnership, on behalf of said corporation and limited partnership.



                              /s/ Traci Parker Barrientos
                              Notary Public, State of Texas

My Commission Expires:        Notary's Name Printed or Typed:

July 20, 1996                 _______________________________



THE STATE OF TEXAS  )

COUNTY OF HARRIS    )

     This instrument was acknowledged before me on the 24th day of April, 1996, by H. Kerr Taylor, as President of American Asset Advisers Management Corp. XI, a Texas corporation, Managing General Partner of AAA Net Realty Fund XI, Ltd., a Texas limited partnership, on behalf of said corporation and limited partnership.



                               /s/ Traci Parker Barrientos
                              Notary Public, State of Texas

My Commission Expires:        Notary's Name Printed or Typed:

 July 20, 1996                _______________________________




THE STATE OF TEXAS  )

COUNTY OF HARRIS    )

     This instrument was acknowledged before me on the 24th day of April, 1996, by H. Kerr Taylor, as President of American Asset
Advisers Trust, Inc., a Maryland corporation, on behalf of said corporation.



                               /s/ Traci Parker Barrientos
                              Notary Public, State of Texas

My Commission Expires:        Notary's Name Printed or Typed:

July 20, 1996                 _______________________________


                           EXHIBIT "A"
LEGAL DESCRIPTION

All that part of the Northeast Quarter of the Northeast Quarter of Section 23, Township 13 South, Range 13 East, of the Gila and Salt River Base and Meridian, Pima County, Arizona, described as follows:

COMMENCING at the point of intersection of the North line of said Section 23 with the West right-of-way line of the Tucson-Oracle Jct.-Globe Highway, Project No. F031-1-807, which right-of-way line is parallel with and 100 feet Westerly from the survey center lines, which center line crosses said North line of Section 23 North 88 degrees 37 minutes 50 seconds West (record), North 89 degrees 27 minutes 15 seconds West (measured) 7.60 feet from the Northeast corner of said Section 23;

THENCE South 00 degrees 24 minutes 30 seconds East (record), South 00 degrees 33 minutes 57 seconds East (measured), along said West right-of-way line, 45.75 feet to the TRUE POINT OF BEGINNING;

THENCE continuing South 00 degrees 24 minutes 30 seconds East (record), South 00 degrees 33 minutes 57 seconds East (measured), along said West right-of-way line 506.37 feet (record), 504.94 feet (measured) to its intersection with a line parallel with and 30 feet Easterly from the center line of Old Oracle Road as determined by the center line of the existing concrete pavement;

THENCE North 44 degrees 02 minutes 25 seconds West (record), North 44 degrees 11 minutes 51 seconds West (measured), along said parallel line
439.53 feet (record), 439.08 feet (measured, to a point of curve);

THENCE Northwesterly along the arc of a 290.62 foot radius curve to the right in said parallel line, thru a central angle of 52 degrees 35 minutes 25 seconds (record), 51 degrees 29 minutes 28 seconds (measured), 266.75 feet (record), 261.18 feet (measured), to a point in the North line of said
Section 23, which point is North 88 degrees 37 minutes 50 seconds West (record), North 89 degrees 27 minutes 15 seconds West (measured), along said North line 487.85 feet from the Northeast corner of said Section 23;

THENCE South 88 degrees 37 minutes 50 seconds East (record), South 89 degrees 27 minutes 15 seconds East (measured), East along said North line
124.79 feet (record), 125.49 feet (measured);

THENCE South 78 degrees 32 minutes 02 seconds East (record), South 79 degrees 19 minutes 24 seconds East (measured), 260.87 feet (record), 260.04 feet (measured) to the TRUE POINT OF BEGINNING.



             UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                               FORM 10-KSB

(Mark One)

[X] Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange
    Act of 1934 [Fee Required]

              For the fiscal year ended December 31, 1997
                                 or

[ ] Transition Report Pursuant to Section 13 or 15(d) of the Securities
    Exchange Act of 1934 (No Fee Required)

                          Commission File No. 0-25436

                       AAA NET REALTY FUND X, LTD.
              (Name of small business issuer in its charter)

          Nebraska                                    76-0381949
(State or other jurisdiction of         (I.R.S.Employer or Identification No.)
Incorporation or organization)

8 Greenway Plaza, Suite 824
Houston, Texas                                            77046
(Address of principle executive offices)                (Zip Code)

Issuer's telephone number, including area code (713) 850-1400

       Securities registered pursuant to Section 12(b) of the Act: None Securities registered pursuant to Section 12(g) of the Act: None

                   Units of Limited Partnership Interest

                            (Title of Class)

Check whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B not contained in this form, and no disclosure will be contained, to the best of the issuer's
knowledge, in definitive proxy or information statements
incorporated by reference in Part III of this Form 10-KSB or any
amendment to this Form 10-KSB.   X

Issuer's revenues for its most recent fiscal year: $1,071,549

                  DOCUMENTS INCORPORATED BY REFERENCE

The Prospectus of Issuer dated September 17, 1992 (included in
Registration Statement No. 33-47638 of Issuer) and as supplemented October 8, 1992, October 29, 1992, November 5, 1992,
January 28, 1993, June 15, 1993, September 15, 1993 and February
15, 1994 is incorporated by reference into Part III.

                              PART I
Item 1. Business

AAA Net Realty Fund X, Ltd. (the "Issuer" or the "Partnership") was formed in 1992 and is engaged in the business of acquiring, operating and holding real properties for investment. The Partnership was organized to acquire existing real estate income-producing properties as well as land upon which such income-producing properties are to be constructed ("the Properties"), and to be leased to corporations.
The properties will not be leased to franchisees of such corporations (unless a tenant corporation was to fail and in such event a release may involve a franchisee lessee). American Asset
Advisers Management Corporation X (a Nebraska corporation) is the
Managing General Partner and H. Kerr Taylor is the Individual
General Partner.

The Partnership acquired two properties in 1993, four properties in 1994, one property in 1995 and one property in 1996. Six of the properties were purchased directly and two through joint ventures at a total price of $9,951,546 including acquisition fees and certain acquisition expenses. Generally, the Partnership leases properties on a "net lease" basis to corporations having a net worth at the time of acquisition in excess of $40,000,000.

A further description of the Partnership's business is included in Management's Discussion and Analysis of Financial Condition and Results of Operations included as Item 6 of this Form 10-KSB.

The Objectives of the Partnership are:

(1) to preserve and protect the limited partners' original capital contributions by the free and clear "all cash" acquisition of income-producing improved real estate properties;

(2) to produce long-term gains through appreciation of the Partnership's properties;

(3)  to provide the limited partners with quarterly cash distributions;

(4) to realize certain limited tax benefits, principally through depreciation deductions so that taxable income of the partnership will be offset to some extent by deductible items, with the result that investors may receive distributions generated from the Partnership's operation with a reduced income tax liability associated with the distribution of income.

There can be no assurance that such objectives can be attained.
It is not an objective of the Partnership to shelter taxable income of investors that is derived from sources other than the Partnership.

Properties

As of December 31, 1997, the Partnership owned eight properties all in fee simple. Four of these properties are located in Texas and one each in Arizona, Georgia, Minnesota and Missouri.

Although the specific terms of each lease vary, a summary of the terms of the leases are as follows:

The primary term of the leases ranges from ten to twenty years. Four of the leases also provide for two to four five-year renewal options. The leases are all "triple-net" leases whereby the tenants are responsible for the property taxes, insurance and operating costs. Annual rental income ranges from $52,908 to $256,620. All of the leases provide for either percentage rents based on sales in excess of certain amounts, periodic escalations in the annual rental rates or both.

During 1997, four of the Partnership's leases each contributed more than 15% of the Partnership's total rental income.
Summarized as follows are the significant items pertaining to each of these leases:


                                  Golden Corral    TGIFriday's       Tandy       One Care Health
                                   Corporation        Inc.        Corporation    Industries, Inc.

Lease Term                          15 Years        10 Years        15 Years        10 Years
Expiration Date of Primary Term     March 2008     January 2003   August 2009     January 2005
Renewal Options                         N/A             N/A            N/A        2 terms of 5
                                                                                   years each
Square Footage of Improvements        11,414           8,500         15,000         14,760
Base Annual Rental                $  172,956       $ 180,500      $ 256,620      $ 160,518


All of the Partnership's leases specify a minimum amount of insurance coverage required to be carried by each tenant. Management of the Partnership believes that the insurance policies required to be carried by the tenants will adequately cover the replacement cost of the properties and any personal liability losses which the tenants may sustain.

Property Management

Each property is managed by American Asset Advisers Realty Corporation ("AAA"), an affiliate of the Managing General Partner. Such management includes providing leasing services in connection with identifying and qualifying prospective tenants, assisting in the negotiation of the leases, providing quarterly financial statements, receiving and depositing monthly lease payments, periodic verification of tenants' payments of real estate taxes and insurance coverage, and periodic inspection of properties and tenants' sales records where applicable. The Managing General Partner or such affiliates are reimbursed for administrative services at cost. The tenants are responsible, at their expense, for day-to day on-site management and maintenance of the properties.

Financing - Borrowing Policies - No Leverage

The General Partners expect that the Partnership will incur no indebtedness in connection with the operation of the properties. However, in the exercise of their fiduciary duties, the General Partners may elect to borrow funds on behalf of the Partnership, but only if necessary in their judgment to avoid what would otherwise be substantial adverse consequences to the Partnership. All properties will be acquired on a debt-free basis. The Partnership will not issue any senior securities nor will it invest in junior mortgages, junior deeds of trust or similar obligations.

Sale of Properties

The General Partners expect that most of the properties will be sold eight to twelve years after acquisition. The determination of whether a particular property should be sold or otherwise disposed of will be made after consideration of performance of the property and market conditions and will depend, in part, on the economic benefits of continued ownership. In deciding whether to sell properties, the General Partners will consider factors such as potential capital appreciation, cash flow and federal income tax consequences. The General Partners or their affiliates anticipate performing various substantial real estate brokerage functions in connection with the sale of properties by the Partnership.

Competitive Conditions

The properties owned by the Partnership are leased to fast-food and family-style restaurants, retail businesses and a medical facility. These businesses face competition from similar establishments within the surrounding areas.

At the time a property is sold or otherwise disposed of, the Partnership will be in competition with others who are also seeking buyers for their properties.

Employees

The overall management decisions of the Partnership are made by the Managing General Partner, American Asset Advisers Management Corporation X, which delegates certain day to day functions to the officers of AAA, consultants and employees of AAA. The Partnership itself has no employees.

Item 2. Properties

As of March 31, 1998, the Partnership owned eight properties in fee simple, six directly and two through joint ventures with affiliated entities. The properties are located in Texas, Arizona, Georgia, Minnesota and Missouri. They are operated as retail stores, as restaurants and as a medical facility.

Land - The Partnership's Property sites range from approximately 34,000 to 125,000 square feet depending upon building size and local demographic factors. Sites purchased by the Partnership are in high traffic corridors and have been reviewed for traffic and demographic pattern and history.

Buildings - The buildings are all single tenant and are generally rectangular. They are positioned for good exposure to traffic flows and are constructed from various combinations of stucco, steel, wood, brick and tile. Buildings range from approximately 2,300 to 15,000 square feet. Buildings are suitable for possible conversion to other uses, although modifications may be required prior to use for other operations. There are no plans for renovation or improvements.

Leases - Tenants are companies whose net worth exceeds a minimum of $40,000,000. Tenants are diversified by business type and are represented by the following types of business: automotive, consumer electronics, consumer entertainment, consumer retail, full service restaurants, fast food restaurants and medical facilities.

Geographic Location - The properties are located within major metropolitan areas with populations that exceed 250,000.

A total of $9,951,546 has been invested in properties as of December 31, 1997, for the Partnership. This includes land, building and acquisition costs. A further description of the Partnership properties is included in Item 1 and in Schedule III-Real Estate Owned and Accumulated Depreciation of this Form 10-KSB.

Item 3. Legal Proceedings

The Partnership does not have any material legal proceedings pending.

Item 4. Submission of Matters to a Vote of Security Holders

During the fiscal year ended December 31, 1997, no matter was submitted to a vote of security holders through the solicitation of proxies or otherwise.

                             PART II

Item 5. Market for the Issuer's Common Equity and Related Stockholder Matters

As of March 31, 1998, 728 limited partners had subscribed for 11,453.61 Units. No established public trading market currently exists for the Units.

For the years ended December 31, 1997 and 1996 the Partnership paid cash distributions to the Limited Partners (LPs) in the amount of $923,254 and $916,861, respectively. The General Partners (GPs) received distributions of $4,450 and $3,600, respectively. The distributions were paid entirely from the operating profits of the Partnership.

A summary of the distributions by quarter is as follows:

   Quarter                     1997                    1996
    Ended                 GPs        LPs          GPs        LPs

   March 31             $   900   $ 230,218      $    900  $ 229,072
   June 30              $ 1,450   $ 230,561      $    900  $ 229,072
   September 30         $ 1,050   $ 230,997      $    900  $ 229,072
   December 31          $ 1,050   $ 231,478      $    900  $ 229,645

The Partnership intends to continue the payment of quarterly distributions. There are currently no material legal restrictions that would limit the Partnership's ability to pay distributions.

Item 6. Management's Discussion and Analysis of the Partnerships
        Financial Condition and Results of Operations.

The Partnership was organized on April 15, 1992, to acquire, on a debt-free basis, existing and newly constructed commercial properties located in the continental United States and particularly in the Southwest, to lease these properties to tenants under generally "triple net" leases, to hold the properties with the expectation of equity appreciation and eventually to resell the properties.

The Partnership's overall investment objectives are to acquire properties that offer investors the potential for (i) preservation and protection of the Partnership's capital; (ii) partially tax-deferred cash distributions from operations; and
(iii) long-term capital gains through appreciation in value of the Partnership's properties realized upon sale.

AAA has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 Issue. The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. AAA's hardware and software are believed to be Year 2000 compliant. Accordingly, the Partnership does not expect to incur any material costs in connection with the compliance of the Year 2000 Issue.

LIQUIDITY AND CAPITAL RESOURCES

On September 17, 1992, the Partnership commenced an offering to the public of up to $20,000,000 (20,000 Units) of limited partnership units. The proceeds of the offering, rental income from the Partnership's properties and interest income are the Partnership's source of capital. The Partnership closed its offering on September 1, 1994 having raised $11,453,610. Limited partners are not required to make any additional capital contributions.

 The Partnership's investment strategy of acquiring properties for all cash and leasing them under net leases to corporations minimizes the Partnership's operating expenses. The General Partners believe that net rental income from the leases will generate cash flow in excess of Partnership operating expenses. Since the leases generally have initial or remaining terms of 10 to 20 years and provide for specified rental increases in excess of the initial base rent, it is anticipated that Partnership income will increase over time. In addition, because of low operating expenses and ongoing cash flow, the General Partners do not believe that large working capital reserves are necessary at this time. Because all leases of the Partnership's properties are on a net-lease basis, it is not anticipated that a large reserve for maintenance and repairs will be necessary. The Partnership intends to distribute a significant portion of its cash available for distribution unless it becomes necessary to maintain additional reserves.

As of December 31, 1997, the Partnership had acquired eight properties and had invested $9,951,546, including certain acquisition expenses related to the Partnership's investment in these properties. These expenditures resulted in a corresponding decrease in the Partnership's liquidity.

The Partnership made cash distributions from operations to the limited partners during each quarter of 1997 and 1996, distributing a total of $923,254 and $916,861 respectively to the limited partners.

Inflation has had very little effect on income from operations. Management expects that increases in store sales volumes due to inflation as well as increases in the Consumer Price Index (C.P.I.) may contribute to capital appreciation of the Partnership properties. These factors, however, also may have an adverse impact on the operating margins of the tenants of the properties.

RESULTS OF OPERATIONS

Years Ended December 31, 1997 and 1996:

Rental income and equity income from investment in joint ventures increased from $920,928 and $90,501, respectively, in 1996 to $926,344 and $142,054, respectively, in 1997 as the Partnership owned or had an interest in eight properties during 1997 while seven properties were owned for the first nine months in 1996 and the eighth property was purchased in September of 1996. Interest income declined from $25,482 in 1996 to $3,151 in 1997 as funds which had been held in short term investments were used to acquire real estate properties. The Partnership's operating expenses decreased by $6,769 primarily due to a decrease in legal and professional fees. Net income increased to $778,619 from $737,212.

Item 7. Financial Statements and Supplementary Data.

The response to this item is submitted in Item 13(a) of this report and is incorporated herein by reference.

 Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

                                   PART III

Item 9. Directors and Executive Officers of the Issuer.

The Issuer has no officers or directors. The Individual and Managing General Partners are as follows:

H. Kerr Taylor, age 47, is the Individual General Partner of the Partnership. Mr. Taylor is a graduate of Trinity University. Mr. Taylor also received a Masters of Business Degree from Southern Methodist University and a Doctor of Jurisprudence from South Texas College of Law. Mr. Taylor has over twenty years experience and has participated in over 300 real estate transactions. Mr. Taylor has served on a board and governing bodies of a bank, numerous private and public corporations and charitable institutions. Mr. Taylor is the president, the sole director and sole shareholder of AAA, a real estate operating company he founded in 1988. Mr. Taylor has served in this capacity since the company's formation.

Mr. Taylor is currently a general partner or principal of a general partner of eleven affiliated limited partnerships. Mr.
Taylor is a member of the National Board of Realtors, Texas
Association of Realtors, and Texas Bar Association.

American Asset Advisers Management Corporation X is a Nebraska corporation which was organized for the sole purpose of acting as the Managing General Partner of the Partnership. The Managing General Partner has a nominal net worth. The two initial voting shareholders of American Asset Advisers Management Corporation X are Mr. Taylor and Realty Assets, Inc., a Nebraska corporation. Mr. Taylor's ownership interest is 80% of the stock of the Managing General Partner; Realty Assets, Inc. owns the remaining 20%. Realty Assets, Inc. received its 20% interest as consideration for agreeing to assume the risks associated with advancing a portion of the organizational and offering costs relating to this offering.

The President and Treasurer of the Managing General Partner is Mr. Taylor who is also a Director. Stephen K. Wild, a resident of Omaha, Nebraska, has been named Vice President, Secretary and a Director of the Managing General Partner. Messrs. Taylor and Wild are the two Directors of the Managing General Partner.

Mr. Wild, age 49, is the Chairman of Securities America, Inc., a registered broker/dealer, which was also the dealer/manager of
the Partnership during the offering period.   Mr. Wild has served
as the Chairman of the Board of Securities America, Inc. since
1984 and also as its President from February 1991 to September
1997. Mr. Wild has also been the Chairman of Financial Dynamics, Inc., the holding company for Securities America, Inc. and certain other financial service companies since September 1985. Realty Assets, Inc. which owns 20 percent of the common stock of the Managing General Partner, is an affiliate of the Dealer/Manager.

The affairs of the Partnership are conducted by AAA. In addition to Mr. Taylor as president, other officers of AAA include:

Tim Kelley, age 50, serves as Vice President of Operations of AAA. Mr. Kelley's career spans over twenty years of debt and equity industry experience. Mr. Kelley has held senior management, compliance and sales responsibilities in Broker/Dealers and in investment banking firms including Lehman Brothers Kuhn Loeb, Oppenheimer and Co., Inc., and McKenna and Company. Mr. Kelley holds the series 24, 27, 7, 3, 15, and 63 NASD licenses. He received his B.S. degree from Kent State University.

Randal Garbs, age 44, serves as Vice President of Acquisitions of AAA. Mr. Garbs is responsible for property acquisitions as well as marketing services to its tenants and developers. Mr. Garbs has over twenty years experience in marketing including acting as CEO of a Houston based service company. Mr. Garbs has earned the series 7 and 63 NASD licenses, the Texas Real Estate license and is a candidate for the CCIM designation. Mr. Garbs received his B.S. and M.B.A. from Houston Baptist University and is active in various community organizations and charitable foundations.

L. Larry Mangum, age 33, serves as Vice President of Finance of AAA. Mr. Mangum is responsible for the financial accounting and reporting relating to the AAA-sponsored partnerships and their properties. He has over ten years of accounting experience, including four years with a public accounting firm. He previously worked for American General Corporation, a national insurance company, from 1991-1996 as part of a team responsible for supervising their reporting activities. Mr. Mangum received a B.B.A. degree in accounting from Stephen F. Austin State University and subsequently earned the CPA designation.

Other individuals who are specialists in their respective fields are periodically employed by AAA and are engaged on an as-needed basis to perform services on behalf of the Partnership or the Managing General Partner or both. These individuals are not employees of the Partnership or the Managing General Partner nor are they employees of other AAA-sponsored partnerships, although they do perform various services and activities for those partnerships.

These individuals are:

Don Grieb, age 46, is the Director of Development and Acquisitions of AAA. Mr. Grieb has over twenty years experience within the real estate industry including development, investment analysis and administration. Mr. Grieb has served within management of such real estate firms as Hines Interests and AEW. Mr. Grieb received his B.S. and M.B.A. from the University of Illinois and is a registered architect.

Joe Mayer, age 42, is a permanent advisor of AAA responsible for debt and equity issues. Mr. Mayer has over twenty years of experience in business, accounting, investments and real estate transactions. Mr. Mayer is a certified public accountant and worked for a national public accounting firm. Mr. Mayer received his B.B.A. degree in accounting from the University of Kentucky and is a licensed real estate broker.

Jane Costello, age 41, is a certified public accountant and is responsible for the tax accounting related to the AAA-sponsored partnerships and their properties. She has over eighteen years experience as an accountant including over 4 years with a national public accounting firm and the last eight years with her own accounting practice. Ms. Costello received a B.B.A. degree in accounting from the University of Texas.

Item 10. Executive Compensation

Other than as discussed in Item 12, neither the Individual General Partner nor any of the directors and officers of the Managing General Partner received any remuneration from the Issuer. The Individual General Partner and his affiliates received fees and reimbursements of expenses from the Partnership as discussed in Note 9 to the accompanying financial statements.

Item 11. Security Ownership of Certain Beneficial Owners and Management

As of December 31, 1997, no person was known by the Issuer to be the beneficial owner of more than 5% of the Units of the Issuer.

Neither General Partner owns any Units nor does any director or officer of the Managing General Partner own any Units.

Item 12. Certain Relationships and Related Transactions

The Individual General Partner and the Managing General Partner received cash distributions from operations during, or with respect to, the fiscal year ended December 31, 1997 and 1996 of $4,450 and $3,600, respectively. For a description of the share of cash distributions from operations, if any, and fees to which the General Partners are entitled, reference is made to the material contained in the Prospectus under the headings CASH DISTRIBUTIONS AND TAX ALLOCATIONS.

The Issuer has entered into arrangements with AAA pursuant to which AAA has assumed direct responsibility for day-to-day management of the Partnership's properties. This service includes the supervision of leasing, rent collection, maintenance, budgeting, employment of personnel, payment of operating expenses, etc. AAA is reimbursed for its actual costs associated with performing the foregoing services but does not receive a property management fee. In connection with administrative services rendered to the Partnership, $68,932 and $65,883 was incurred and paid to AAA in 1997 and 1996, respectively. See
Note 9 of the accompanying financial statements.
Mr. Taylor, President of AAA, receives compensation from AAA for services performed for AAA, which may include services rendered in connection with the Issuer. However, the Managing General Partner believes that any compensation relating to services is not material.

                             PART IV

Item 13. Exhibits, Financial Statements, Schedules and Reports on Form 8-K.

(a) (1)  Financial Statements

         Independent Auditors' Report
         Balance Sheet, December 31, 1997
         Statements of Income for the Years Ended December 31,
         1997 and 1996
         Statements of Partnership Equity for the Years Ended December 31, 1997 and 1996
         Statements of Cash Flows for the Years Ended December
         31, 1997 and 1996
         Notes to Financial Statements for the Years Ended December 31, 1997 and 1996

    (2)  Financial Statement Schedules:  See (d) below

    (3)  Exhibits: See (c) below

 (b)     Reports on Form 8-K filed after September 30, 1997:

         None

 (c)     Exhibits

         3          See Exhibit 4(a)

         4 (a) Amended and Restated Certificate and Agreement of Limited Partnership (included as Exhibit A to the prospectus of Issuer dated September 17, 1992 contained in Registration Statement No. 33-47638 of Issuer (the "Prospectus") and incorporated herein by reference).

          4 (b)     Subscription Agreement and Signature Page
                    (included as Exhibit D to the Prospectus and incorporated herein by reference).

         10 (a)(1)  Joint Venture Agreement between Issuer  and
                    AAA Net Realty Fund IX, Ltd. dated March 15,
                    1993  (Incorporated by reference to the
                    exhibit filed with the Issuer's Annual
                    Report on Form 10-K for the fiscal year
                    ended December 31, 1994)

         10 (a)(2)  Agreement of Purchase and Sale between
                    Golden Corral Corporation and AAA Realty
                    IX and X Joint Venture dated March 11,
                    1993 (Incorporated by reference to the
                    exhibit filed with the Issuer's Annual
                    Report on Form 10-K for the fiscal year
                    ended December 31, 1994)

         10 (a)(3)  Lease Agreement between Golden Corral
                    Corporation and AAA Realty IX and X
                    Joint Venture dated March 11, 1993
                    (Incorporated by reference to the
                    exhibit filed with the Issuer's Annual
                    Report on Form 10-K for the fiscal year
                    ended December 31, 1994)

         10 (a)(4)  Contract for Purchase and Sale of Real
                    Estate between Richard Motycka Trustee
                    and Issuer dated November 18, 1993
                    (Incorporated by reference to the
                    exhibit filed with the Issuer's Annual
                    Report on Form 10-K for the fiscal year
                    ended December 31, 1994)

         10 (a)(5)  Assignment and Assumption of Lease
                    between Issuer and Southpoint Shopping
                    Center L.C. dated December 22, 1993
                    (Incorporated by reference to the
                    exhibit filed with the Issuer's Annual
                    Report on Form 10-K for the fiscal year
                    ended December 31, 1994)

         10 (a)(6)  Earnest Money Contract between Issuer
                    and Jefco Development Corporation
                    (Incorporated by reference to the
                    exhibit filed with the Issuer's Annual
                    Report on Form 10-K for the fiscal year
                    ended December 31, 1994)

         10 (a)(7)  Assignment of Lease Agreement between Issuer
                    and Jefco Development Corporation dated
                    March 30, 1994 (Incorporated by reference to the exhibit filed with the Issuer's Annual Report on Form 10-K for the fiscal year ended December 31, 1994)

         10 (a)(8)  Real Estate Sales Agreement between
                    Issuer and America's Favorite Chicken
                    Company dated June 13, 1994
                    (Incorporated by reference to the
                    exhibit filed with the Issuer's Annual
                    Report on Form 10-K for the fiscal year
                    ended December 31, 1994)

         10 (a)(9)  Lease Agreement between Issuer and America's
                    Favorite Chicken Company dated July 19, 1994
                    (Incorporated by reference to the exhibit filed with the Issuer's Annual Report on Form 10-K for the fiscal year ended December 31, 1994)

         10 (a)(10) Contract for Purchase and Sale of Real
                    Estate between Issuer and Beechwood
                    Acquisitions, Inc. dated January 13,
                    1994 (Incorporated by reference to the
                    exhibit filed with the Issuer's Annual
                    Report on Form 10-K for the fiscal year
                    ended December 31, 1994)

         10 (a)(11) Assignment and Assumption of Lease
                    between Roseville Partnership No. 20 and
                    Issuer dated August 25, 1994
                    (Incorporated by reference to the
                    exhibit filed with the Issuer's Annual
                    Report on Form 10-K for the fiscal year
                    ended December 31, 1994)

         10 (a)(12) Joint Venture Agreement between Issuer
                    and American Asset Advisers Trust, Inc.
                    dated October 27, 1994 (Incorporated by
                    reference to the exhibit filed with the
                    Issuer's Annual Report on Form 10-K for
                    the fiscal year ended December 31, 1994)

         10 (a)(13) Agreement for Purchase and Sale of Real
                    Estate between Issuer and KCBB, Inc.
                    dated October 11, 1994 (Incorporated by
                    reference to the exhibit filed with the
                    Issuer's Annual Report on Form 10-K for
                    the fiscal year ended December 31, 1994)

         10 (a)(14) Assignment and Assumption of Lease
                    between KCBB, Inc. and AAA Joint Venture
                    94-1 dated November 11, 1994 (Incorporated by reference to the exhibit filed with the Issuer's Annual Report on Form 10-K for the fiscal year ended December 31, 1994)

         10 (a)(15) Agreement for Purchase and Sale of Real
                    Estate between Issuer and TA/ Colony
                    Medical, Ltd. dated October 27, 1994
                    (Incorporated by reference to the
                    exhibit filed with the Issuer's Annual
                    Report on Form 10-K for the fiscal year
                    ended December 31, 1994)

         10 (a)(16) Assignment and Assumption of Lease
                    between TA/Colony Medical, Ltd. and
                    Issuer dated January 17, 1995
                    (Incorporated by reference to the
                    exhibit filed with the Issuer's Annual
                    Report on Form 10-K for the fiscal year
                    ended December 31, 1994)

         10 (a)(17) Joint Venture Agreement between American
                    Asset Advisers Trust, Inc. and AAA Net Realty Fund X, Ltd. and AAA Net Realty Fund XI, Ltd., dated April 5, 1996. (Incorporated by reference to the exhibit filed with the Issuer's Annual Report on Form 10-K for the fiscal year ended December 31, 1996)

          27        Financial Data Schedule.

 (d)      Financial Statements Schedules

          Schedule III - Real Estate Owned and Accumulated Depreciation

                                SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    AAA Net Realty Fund X, Ltd.

March 31, 1998                      /s/ H. Kerr Taylor
Date                                H. Kerr Taylor, Individual General Partner

                                    American Asset Advisers Management
                                    Corporation X, Managing General Partner

March 31, 1998                      By: /s/ H. Kerr Taylor
Date                                    H. Kerr Taylor
                                        President



Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Issuer Registrant and in the capacities and on the dates indicated.


March 31, 1998                      /s/ H. Kerr Taylor
Date                                H. Kerr Taylor
                                    President (Chief Executive Officer
                                    and Chief Financial Officer) and
                                    Director



March 31, 1998                      /s/ Stephen K. Wild
Date                                Stephen K. Wild, Director



March 31, 1998                      /s/ L. Larry Mangum
Date                                L. Larry Mangum (Principal Accounting
                                    Officer)

                        ANNUAL REPORT ON FORM 10-KSB
                 ITEMS 7, 13 (a)  (1) AND (2) AND 13 (d)

                           FINANCIAL STATEMENTS

             FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                    AND FINANCIAL STATEMENT SCHEDULE

                  FOR THE YEAR ENDED DECEMBER 31, 1997


                      AAA NET REALTY FUND X, LTD.


                                 F-1


                      AAA NET REALTY FUND X, LTD.

                     INDEX TO FINANCIAL STATEMENTS

                                                                          Page

FINANCIAL STATEMENTS:

Independent Auditors' Report                                               F-3
Balance Sheet, December 31,1997                                            F-4
Statements of Income for the Years Ended
   December 31, 1997 and 1996                                              F-5
Statements of Partnership Equity for the Years
   Ended December 31, 1997 and 1996                                        F-6
Statements of Cash Flows for the Years Ended
   December 31, 1997 and 1996                                              F-7
Notes to Financial Statements for the Years Ended
   December 31, 1997 and 1996                                      F-8 to F-12

FINANCIAL STATEMENT SCHEDULE:

   Schedule III Real Estate Owned and Accumulated
   Depreciation for the Year Ended December 31, 1997                      F-13

All other financial statement schedules are omitted as the required information is either inapplicable or is included in the financial statements or related notes.


                                    F-2


INDEPENDENT AUDITORS' REPORT


AAA Net Realty Fund X, Ltd.

We have audited the accompanying balance sheet of AAA Net Realty Fund X, Ltd. as of December 31, 1997 and the related statements of income, partnership equity and cash flows for each of the two years in the period ended December 31, 1997. Our audits also included the financial statement schedule listed in the Index. These financial statements and financial statement schedule are the responsibility of the Partnership's management. Our responsibility is to express an opinion on the financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such fiancial statements present fairly, in all material respects, the financial position of AAA Net Realty Fund X, Ltd. as of December 31, 1997 and the results of their operations and their cash flows for each of the two years in the period ended December 31, 1997 in conformity with generally accepted accounting principles. Also, in our opinion, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.




DELOITTE & TOUCHE LLP


Houston, Texas
March 10, 1998




                                    F-3


                       AAA NET REALTY FUND X, LTD.
                        (A LIMITED PARTNERSHIP)
                             BALANCE SHEET
                           DECEMBER 31, 1997

ASSETS
Cash and cash equivalents                                    $  222,419
Accounts receivable                                              14,399
Property:
  Land                                                        2,566,250
  Buildings                                                   5,370,984
                                                              7,937,234
  Accumulated depreciation                                     (544,884)
    Total property                                            7,392,350
Net investment in direct financing leases                       614,958
Investment in joint ventures                                  1,374,557
Other assets:
  Accrued rental income                                         100,794
  Organization costs, net of accumulated amortization
      of $272,245                                                27,755
    Total other assets                                          128,549

TOTAL ASSETS                                                 $9,747,232

LIABILITIES AND PARTNERSHIP EQUITY
Liabilities:
  Accounts payable                                           $   18,967
  Security deposit                                               12,000
    TOTAL LIABILITIES                                            30,967
Partnership equity:
  General partners                                               14,441
  Limited partners                                            9,701,824
    TOTAL PARTNERSHIP EQUITY                                  9,716,265

TOTAL LIABILITIES AND PARTNERSHIP EQUITY                     $9,747,232


 See Notes to Financial Statements.


                                       F-4


                        AAA NET REALTY FUND X, LTD.
                         (A LIMITED PARTNERSHIP)
                          STATEMENTS OF INCOME


                                                For the Years Ended December 31,
                                                         1997           1996

Revenues:
  Rental income from operating leases                $ 856,318      $ 857,201
  Earned income from direct financing leases            70,026         63,727
  Interest income                                        3,151         25,482
  Equity income from investment in joint ventures      142,054         90,501

    Total revenues                                   1,071,549      1,036,911

Expenses:
  Advisory fees to related party                        68,932         65,883
  Amortization                                          60,000         60,000
  Depreciation                                         144,466        144,466
  Professional fees                                     19,532         29,350

    Total expenses                                     292,930        299,699

Net income                                           $ 778,619      $ 737,212

Allocation of net income:
  General partners                                   $   7,786      $   7,372
  Limited partners                                     770,833        729,840

                                                     $ 778,619      $ 737,212

Net income per unit                                  $   67.98      $   64.36

Weighted average units outstanding                      11,454         11,454


See Notes to Financial Statements.


                                         F-5


                        AAA NET REALTY FUND X, LTD.
                         (A LIMITED PARTNERSHIP)
                    STATEMENTS OF PARTNERSHIP EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



                                      General       Limited
                                      Partners      Partners         Total

Balance at December 31, 1995         $  7,333    $10,041,266       $10,048,599

  Net income                            7,372        729,840           737,212

  Distributions ($80.05 per Limited
                 Partnership Unit)     (3,600)      (916,861)         (920,461)


Balance at December 31, 1996           11,105      9,854,245         9,865,350

  Net income                            7,786        770,833           778,619

  Distributions ($80.61 per Limited
                 Partnership Unit)     (4,450)      (923,254)         (927,704)

Balance at December 31, 1997         $ 14,441    $ 9,701,824       $ 9,716,265



See Notes to Financial Statements.


                                     F-6


                      AAA NET REALTY FUND X, LTD.
                        (A LIMITED PARTNERSHIP)
                       STATEMENTS OF CASH FLOWS


                                                For the Years Ended December 31,
                                                          1997          1996

Cash flows from operating activities:
  Net income                                           $ 778,619     $ 737,212
  Adjustments to reconcile net income to net cash
    flows from operating activities:
      Amortization                                        60,000        60,000
      Depreciation                                       144,466       144,466
      Decrease (increase) in accounts receivable         (14,204)       14,585
      Increase (decrease) in accounts payable             17,558        (7,036)
      Cash received from direct financing leases
        in excess of (less than) income recognized        (2,922)        3,376
      Investment in joint ventures:
        Equity income                                   (142,054)      (90,501)
        Distributions received                           142,054        90,501
      Increase in accrued rental income                  (31,342)      (32,222)
        Net cash provided by operating activities        952,175       920,381

Cash flows from investing activities:
  Investment in joint venture                                  -      (662,242)
  Joint venture distributions in excess of income          4,482         7,752
  Change in prepaid acquisition costs                          -        23,231
     Net cash provided by (used in) investing activities   4,482      (631,259)

Cash flows from financing activities:
  Distributions paid to partners                        (927,704)     (920,461)
    Net cash used in financing activities               (927,704)     (920,461)

Net increase (decrease) in cash and cash equivalents      28,953      (631,339)
Cash and cash equivalents at beginning of year           193,466       824,805
Cash and cash equivalents at end of year               $ 222,419     $ 193,466



See Notes to Financial Statements.


                                        F-7


                      AAA NET REALTY FUND X, LTD.
                       (A LIMITED PARTNERSHIP)

                     NOTES TO FINANCIAL STATEMENTS
             FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


    DESCRIPTION OF BUSINESS AND NATURE OF OPERATIONS

    AAA Net Realty Fund X, Ltd. ("the Partnership") is a limited partnership formed April 15, 1992, under the laws of the State of Nebraska. The Partnership commenced operations as of September 17, 1992. American Asset Advisers Management Corporation X (a Nebraska corporation) is the Managing General Partner and H. Kerr Taylor is the Individual General Partner.

    The Partnership was formed to acquire commercial properties for cash, own, lease, operate, manage and eventually sell the properties. The selection, acquisition and supervision of the operations of the properties is managed by American Asset Advisers Realty Corporation ("AAA"), a related party.

    BASIS OF ACCOUNTING

    The financial records of the Partnership are maintained on the accrual basis of accounting whereby revenues are recognized when earned and expenses are recorded when incurred.

    CASH AND CASH EQUIVALENTS

    For purposes of the statement of cash flows, the Partnership considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds.

    PROPERTY

    Property is leased to others on a net lease basis whereby all operating expenses related to the properties, including property taxes, insurance and common area maintenance are the responsibility of the tenant. The leases are accounted for under the operating lease method or the direct financing lease method. Under the operating lease method, the properties are recorded at cost. Rental income is recognized ratably over the life of the lease and depreciation is charged based upon the estimated useful life of the property. Under the direct financing lease method, the properties are recorded at their net investment (see Note 5). Unearned income is deferred and amortized to income over the life of the lease so as to produce a constant periodic rate of return.

    The Partnership's lease agreements do not provide for contingent rentals.

    The Partnership obtains an appraisal on each property prior to a property's acquisition and also performs an annual valuation update to evaluate potential impairment for each property for which an appraisal is older than twelve months. This valuation is based on capitalization of income for each property, a review of current market conditions and any significant events or factors which would indicate a potential impairment to the value of a property.

                                    F-8

    INVESTMENT IN JOINT VENTURES

    The Partnership's interest in joint ventures are accounted for under the equity method whereby the Partnership's investment is increased or decreased by its share of earnings or losses in the joint ventures and also decreased by any distributions. The Partnership owns a minority interest and does not exercise control over the management of the joint ventures.

    DEPRECIATION

    Buildings are depreciated using the straight-line method over estimated useful lives ranging from 31.5 to 39 years.

    ORGANIZATION COSTS

    Organization costs incurred in the formation of the Partnership are amortized on a straight-line basis over five years.

    SYNDICATION COSTS

    Syndication costs incurred in the raising of capital through the sale of units are treated as a reduction of partnership equity.

    STATEMENT OF CASH FLOWS - SUPPLEMENTAL INFORMATION

    No cash was paid for income taxes or interest during 1997 or 1996.

    INCOME TAXES

    All income and expense items flow through to the partners for tax purposes. Consequently, no provision for federal or state income taxes is provided in the accompanying financial statements.

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The carrying value of financial instruments, consisting of cash, cash equivalents, accounts receivable and liabilities approximate their fair value.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  PARTNERSHIP EQUITY

    The Managing General Partner, American Asset Advisers Management Corporation X, and the Individual General Partner,
    H. Kerr Taylor, have made capital contributions in the amounts of $990 and $10, respectively. All other contributions have been made by the limited partners. The General Partners shall not be obligated to make any other contributions to the capital of the Partnership, except that, in the event that the General Partners have negative balances in their capital accounts after dissolution and winding up

                                   F-9

    of, or withdrawal from, the Partnership, the General Partners will contribute to the Partnership an amount equal to the lesser of the deficit balances in their capital accounts or 1.01% of the total capital contributions of the limited partners over the amount previously contributed by the General Partners.

3.  ALLOCATIONS AND DISTRIBUTIONS

    All income, profits, gains and losses of the Partnership for each fiscal year, other than any gain or loss realized upon the sale, exchange or other disposition of any of the Partnership's properties, shall be allocated as follows: (a) net loss shall be allocated 99% to the limited partners, .99% to the Managing General Partner and .01% to the Individual General Partner; and (b) net income will be allocated first in the ratio, and to the extent, net cash flow is distributed to the partners for such year and any additional income for such year will be allocated 99% to the limited partners, 1% to the General Partners.

    For income tax purposes, the gain realized upon the sale, exchange or other disposition of any property will be allocated as follows:

    (a) first, to and among the partners in an amount equal to the negative balances in their respective capital accounts (pro rata based on the relative amounts of such negative balances).

    (b) then, to each limited partner until the balance in such limited partner's capital account equals the amount to be distributed to such limited partner in the first tier of distributions of net proceeds of sale.

    (c) then, to the General Partners, until the balance in their capital accounts equals the amounts to be distributed to the General Partners in the second tier of distributions of net proceeds of sale.

    (d)    then 94% to the limited partners and 6% to the General
           Partners, and

    (e) thereafter, the partners shall be allocated gain or loss in order to meet Treasury Regulations regarding qualified income offset requirements.

    Any loss on the sale, exchange or other disposition of any property shall be allocated 99% to the limited partners and 1% to the General Partners.

4.  OPERATING LEASES

    A summary of minimum future rentals, exclusive of any renewals, under noncancellable operating leases in existence at December 31, 1997 are as follows:

                       1998                 $    935,517
                       1999                 $    942,297
                       2000                 $    946,442
                       2001                 $    960,815
                       2002                 $    962,683
                       2003-2016            $  4,303,175


                                   F-10

5.  NET INVESTMENT IN DIRECT FINANCING LEASE

    The Partnership's net investment in a direct financing lease at December 31, 1997 included:


    Minimum lease payments receivable         $ 1,328,957
    Unguaranteed residual value                   300,558
    Less: Unearned income                       1,014,557
                                              $   614,958

    A summary of minimum future rentals, exclusive of any renewals, under a noncancellable direct financing lease in existence at December 31, 1997 are as follows:

                       1998                 $      67,103
                       1999                 $      70,237
                       2000                 $      73,892
                       2001                 $      73,892
                       2002                 $      73,892
                       2003-2016            $     969,941

6.  INVESTMENT IN JOINT VENTURES

    On April 5, 1996, the Partnership formed a joint venture, AAA Joint Venture 96-1, with AAA Net Realty Fund XI, Ltd. and American Asset Advisers Trust, Inc., entities with common management, for the purpose of acquiring a property which is being operated as a Just For Feet retail store in Tucson, Arizona. The property was purchased on September 11, 1996 after construction was completed. The Partnership's interest in the joint venture is 18.25%.

    On October 27, 1994, the Partnership formed a joint venture, AAA Joint Venture 94-1, with American Asset Advisers Trust, Inc., for the purpose of acquiring a property on lease to BlockBuster Music Retail Inc. in Missouri. The Company's interest in the joint venture is 45.16%.

    Summarized financial information for the joint ventures at December 31, 1997 and 1996, are as follows:

                                                     1997             1996
       Land & building,
         net of accumulated depreciation         $ 2,645,823      $ 2,675,195
       Net investment in direct financing lease  $ 2,578,954      $ 2,572,325
       Accounts receivable                       $     2,435      $    15,538
       Accrued rental income                     $    50,602      $    23,148
       Partners' capital                         $ 5,277,814      $ 5,286,206
       Rental income from operating lease        $   179,670      $   179,670
       Equity income from direct financing lease $   405,901      $   123,244
       Net income                                $   556,201      $   273,544

    The Partnership recognized equity income of $142,054 and $90,501 from the joint ventures in 1997 and 1996, respectively.

                                    F-11

7.  MAJOR TENANTS

    The Partnership's operations are related to the acquisition and leasing of commercial real estate properties. The following schedule summarizes rental income by lessee for 1997 and 1996 under both operating lease and direct financing lease methods of accounting:

                                                       1997          1996

       Golden Corral Corporation (Texas)            $ 172,956     $ 172,956
       TGI Friday's, Inc. (Texas)                   $ 180,500     $ 180,500
       Goodyear Tire & Rubber Company (Texas)       $  52,920     $  52,920
       Tandy Corporation (Minnesota)                $ 256,620     $ 256,620
       America's Favorite Chicken Company (Georgia) $ 102,830     $  97,414
       One Care Health Industries, Inc. (Texas)     $ 160,518     $ 160,518
                 Total                              $ 926,344     $ 920,928


8.  INCOME RECONCILIATION

    A reconciliation of net income for financial reporting purposes to income for federal income tax purposes is as follows for the year ended December 31:

                                                        1997          1996

       Net income for financial reporting purposes   $ 778,619     $ 737,212

       Direct financing lease recorded as operating
       lease for tax reporting purposes                (31,869)      (16,520)

       Accrued rental income                           (38,815)      (37,188)

       Income for tax reporting purposes             $ 707,935     $ 683,504

9.  RELATED PARTY TRANSACTIONS

    The Partnership Agreement provides for the reimbursement for administrative services necessary for the prudent operation of the Partnership and its assets with the exception that no reimbursement is permitted for rent, utilities, capital equipment, salaries, fringe benefits or travel expenses allocated to the Individual General Partner or to any controlling persons of the Managing General Partner. In connection with administrative services rendered to the Partnership, $68,932 and $65,883 was incurred and paid to AAA in 1997 and 1996, respectively.

    See Note 6 for joint venture agreements with entities with common management.


                                    F-12


                          AAA NET REALTY FUND X, LTD.
          SCHEDULE III - REAL ESTATE OWNED AND ACCUMULATED DEPRECIATION FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                                       LIFE ON WHICH
                                                                                                                        DEPRECIATION
                                                                           COST AT                                       IN LATEST
    PROPERTY              ENCUM-                          IMPROVE-     CLOSE OF YEAR     ACCUMULATED  DATE OF   DATE    INCOME STMT
   DESCRIPTION            BRANCES   BUILDING    LAND       MENTS     BUILDING    LAND    DEPRECIATION  CONST.  AQUIRED  IS COMPUTED

PROPERTIES INVESTED IN
UNDER OPERATING LEASES

Golden Corral Restaurant,
 Texas                       $0    $1,105,426   $473,754     $0    $1,105,426   $473,754  $167,689      N/A    03-15-93  31.5 Years

TGI Friday's Restaurant,
 Texas                       $0     1,084,060   $464,597     $0    $1,084,060   $464,597  $111,187      N/A    12-23-93  39 Years

Goodyear Tire & Automotive
 Store, Texas                $0      $377,261    $161,684    $0      $377,261   $161,684   $36,274      N/A    03-31-94  39 Years

Popeye's Chicken
 Restaurant, Georgia         $0            $0    $264,400    $0            $0   $264,400        $0      N/A    07-19-94    N/A

Computer City Super
 Center, Minnesota           $0     1,769,749    $758,464    $0    $1,769,749   $758,464  $151,260      N/A    03-21-94  39 Years

One Care Health
 Industries, Inc., Texas     $0    $1,034,488    $443,351    $0    $1,034,488   $443,351   $78,474      N/A    01-18-95  39 Years


                             $0    $5,370,984  $2,566,250    $0    $5,370,984 $2,566,250  $544,884

PROPERTY OF JOINT VENTURES
IN WHICH THE PARTNERSHIP HAS
AN INTEREST AND HAS INVESTED
IN UNDER AN OPERATING LEASE

Blockbuster Music Store,
 Missouri                    $0      $514,595   $220,541     $0      $514,595   $220,541   $41,234      N/A    11-14-94  39 Years

Just For Feet,
  Arizona                    $0      $463,578   $198,664     $0      $463,578   $198,664   $15,485      N/A    09-11-96  39 Years


                             $0      $978,173   $419,205     $0      $978,173   $419,205   $56,719

PROPERTY INVESTED IN
UNDER DIRECT FINANCING LEASE

Popeye's Chicken
 Restaurant, Georgia         $0      $616,934         $0     $0      $616,934         $0        (2)     N/A    07-19-94     N/A





(1)  Transactions in real estate and accumulated depreciation during 1997 and 1996 for operating lease properties are summarized as follows:

                                                     Accumulated
                                        Cost         Depreciation

Balance at December 31, 1995           $7,937,234    $255,950
Acquisitions                                   $0          $0
Depreciation expense                           $0    $144,466
Balance at December 31, 1996           $7,937,234    $400,416
Acquisitions                                   $0          $0
Depreciation expense                           $0    $144,468
Balance at December 31, 1997           $7,937,234    $544,884

(2)  The portion of the lease relating to the building of this property has been recorded as a direct financing lease for financial reporting purposes.  Consequently, depreciation is not applicable.

(3)  The aggregate cost of all properties for Federal Income Tax purposes is $9,951,546 at December 31, 1997.



                                        F-13


                             UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C. 20549

                               FORM 10-QSB



   X      QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
          THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 1998


          TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
          THE SECURITIES EXCHANGE ACT OF 1934


For the transition period from                            to


Commission File Number:         0-25436


                       AAA NET REALTY FUND X, LTD.


     NEBRASKA LIMITED PARTNERSHIP                 IRS IDENTIFICATION NO.
                                                  76-0381949

     8 GREENWAY PLAZA, SUITE 824                  HOUSTON, TX 77046
                                                  (713) 850-1400


Indicate by check mark whether the issuer (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing
requirements for the past 90 days.    X      Yes            No


                       PART I - FINANCIAL INFORMATION

Item 1. Financial Statements

                       AAA NET REALTY FUND X, LTD.
                        (A LIMITED PARTNERSHIP)
                             BALANCE SHEET
                             JUNE 30, 1998
                              (Unaudited)

 ASSETS
 Cash and cash equivalents                                    $  234,888
 Property:
   Land                                                        2,566,250
   Buildings                                                   5,370,984
                                                               7,937,234
   Accumulated depreciation                                     (617,117)
     Total property                                            7,320,117
 Net investment in direct financing leases                       616,592
 Investment in joint ventures                                  1,372,369
 Accrued rental income                                           112,158
 TOTAL ASSETS                                                 $9,656,124

 LIABILITIES AND PARTNERSHIP EQUITY
 Liabilities:
   Accounts payable                                           $    6,207
   Security deposit                                               12,000
     TOTAL LIABILITIES                                            18,207
 Partnership equity:
   General partners                                               15,520
   Limited partners                                            9,622,397
     TOTAL PARTNERSHIP EQUITY                                  9,637,917
 TOTAL LIABILITIES AND PARTNERSHIP EQUITY                     $9,656,124


 See Notes to Financial Statements.

                                    2


                          AAA NET REALTY FUND X, LTD.
                           (A LIMITED PARTNERSHIP)
                             STATEMENTS OF INCOME
        FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 1998 AND JUNE 30, 1997
                                 (Unaudited)

                                                            Quarter              Year To Date
                                                       1998      1997         1998       1997
 Revenues:
   Rental income from operating leases              $214,211   $214,210    $430,330   $428,420
   Earned income from direct financing leases         17,594     17,505      35,188     35,010
   Interest income                                     1,086      1,226       2,112      2,058
   Equity income from investment in joint ventures    35,544     35,511      71,079     71,014

     Total revenues                                  268,435    268,452     538,709    536,502

 Expenses:
   Advisory fees to related party                     17,283     17,233      34,566     34,366
   Amortization                                       12,755     15,000      27,755     30,000
   Depreciation                                       36,118     36,117      72,234     72,233
   Professional fees                                   5,526      3,918      16,289     12,799

     Total expenses                                   71,682     72,268     150,844    149,398

 Net income                                         $196,753   $196,184    $387,865   $387,104

 Allocation of net income:
   General partners                                 $  1,968   $  1,962    $  3,879   $  3,871
   Limited partners                                  194,785    194,222     383,986    383,233

                                                    $196,753   $196,184    $387,865   $387,104

 Net income per unit                                $  17.18   $  17.13    $  33.86   $  33.80

 Weighted average units outstanding                   11,454     11,454      11,454     11,454

  See Notes to Financial Statements.


                                    3


                        AAA NET REALTY FUND X, LTD.
                          (A LIMITED PARTNERSHIP)
                         STATEMENTS OF CASH FLOWS
      FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 1998 AND JUNE 30, 1997
                                (Unaudited)

                                                             Quarter               Year To Date
                                                        1998        1997         1998        1997
 Cash flows from operating activities:
   Net income                                        $196,753    $196,184     $387,865    $387,104
   Adjustments to reconcile net income to
     net cash flows from operating activities:
       Amortization                                    12,755      15,000       27,755      30,000
       Depreciation                                    36,118      36,117       72,234      72,233
       Decrease (increase) in accounts receivables          -      13,197       14,399      (7,709)
       Increase (decrease) in accounts payable         (1,528)     (5,289)     (12,760)      2,385
       Cash received from direct financing leases
         less than income recognized                     (817)       (728)      (1,634)     (1,456)
       Investment in joint ventures:
         Equity income                                (35,544)    (35,511)     (71,079)    (71,014)
         Distributions received                        35,544      35,511       71,079      71,014
       Increase in accrued rental income               (4,728)     (7,968)     (11,364)    (15,936)
         Net cash provided by operating activities    238,553     246,513      476,495     466,621

  Cash flows from investing activities:
   Joint venture distributions in excess of income      1,088       1,121        2,187       2,255
      Net cash provided by investing activities         1,088       1,121        2,187       2,255

 Cash flows from financing activities:
   Distributions paid to partners                    (232,871)   (232,010)    (466,213)   (463,129)
     Net cash used in financing activities           (232,871)   (232,010)    (466,213)   (463,129)

 Net increase in cash and cash equivalents              6,770      15,624       12,469       5,747
 Cash and cash equivalents at beginning of period     228,118     183,589      222,419     193,466
 Cash and cash equivalents at end of period          $234,888    $199,213     $234,888    $199,213


 See Notes to Financial Statements.


                                    4


                        AAA NET REALTY FUND X, LTD
                         (A LIMITED PARTNERSHIP)

                      NOTES TO FINANCIAL STATEMENTS
        FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 1998 AND 1997
                               (Unaudited)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   AAA Net Realty Fund X, Ltd. ("the Partnership"), is a limited partnership formed April 15, 1992, under the laws of the State of Nebraska. American Asset Advisers Management Corporation X (a Nebraska corporation) is the managing general partner and
   H. Kerr Taylor is the individual general partner.

   The Partnership was formed to acquire commercial properties for cash, own, lease, operate, manage and eventually sell the properties. Prior to June 5, 1998, the selection, acquisition, and supervision of the operations of the properties was managed by American Asset Advisers Realty Corporation ("AAA"), a related party. Beginning June 5, 1998, the supervision of the operations of the properties is managed by AmREIT Operating Corporation, ("AmREIT"), a related party.

   The financial records of the Partnership are maintained on the accrual basis of accounting whereby revenues are recognized when earned and expenses are reflected when incurred.

   For purposes of the statement of cash flows, the Partnership considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. There has been no cash paid for income taxes or interest during 1998 or 1997.

   Real estate is leased to others on a net lease basis whereby all operating expenses related to the properties including property taxes, insurance and common area maintenance are the responsibility of the tenant. The leases are accounted for under the operating method or the direct financing method.

   Under the operating method, the properties are recorded at cost. Rental income is recognized ratably over the life of the lease and depreciation is charged as incurred.

   Under the direct financing method, the properties are recorded at their net investment. Unearned income is deferred and amortized to income over the life of the lease so as to produce a constant periodic rate of return.

   The Partnership's interests in joint venture investments are accounted for under the equity method whereby the Partnership's investment is increased or decreased by its share of earnings or losses in the joint venture and also decreased by any distributions. The Partnership owns a minority interest and does not exercise control over the management of the joint ventures.

   Organization costs are amortized on a straight line basis over five years.

   All income and expense items flow through to the partners for tax purposes. Consequently, no provision for federal or state income taxes is provided in the accompanying financial statements.

                                     5

   The accompanying unaudited financial statements have been prepared in accordance with the instructions to Form 10-QSB and do not include all of the disclosures required by generally accepted accounting principles.
   The financial statements reflect all normal and recurring adjustments which are, in the opinion of management, necessary to present a fair statement of results for the three and six month periods ended June 30, 1998 and June 30, 1997.

   The financial statements of AAA Net Realty Fund X, Ltd. contained herein should be read in conjunction with the financial statements included in the Partnership's annual report on Form 10-KSB for the year ended December 31, 1997.

2. PARTNERSHIP EQUITY

   The managing general partner, American Asset Advisers Management Corporation X, and the individual general partner,
   H. Kerr Taylor, have made capital contributions in the amounts of $990 and $10, respectively. The general partners shall not be obligated to make any other contributions to the Partnership, except that, in the event that the general partners have negative balances in their capital accounts after dissolution and winding up of, or withdrawal from, the Partnership, the general partners will contribute to the Partnership an amount equal to the lesser of the deficit balances in their capital accounts or 1.01% of the total capital contributions of the limited partners' over the amount previously contributed by the general partners.

3. RELATED PARTY TRANSACTIONS

   The Partnership Agreement provides for the reimbursement for administrative services necessary for the prudent operation of the Partnership and its assets with the exception that no reimbursement is permitted for rent, utilities, capital equipment, salaries, fringe benefits or travel expenses allocated to the individual general partner or to any controlling persons of the managing general partner. In connection therewith, a total of $17,283 and $34,566 were incurred and paid to AAA or AmREIT for the three and six months ended June 30, 1998, respectively and $17,233 and $34,366 were incurred and paid to AAA for the three and six months ended June 30, 1997, respectively.

4. MAJOR LESSEES

   The following schedule summarizes total rental income by lessee for the three and six months ended June 30, 1998 and June 30, 1997 under both operating and direct financing leases:


                                                         Quarter            Year to Date
                                                    1998       1997       1998       1997

    Golden Corral Corporation (Texas)           $  43,241  $  43,241  $  86,482  $  86,482
    TGI Friday's, Inc. (Texas)                     45,126     45,126     90,252     90,252
    Goodyear Tire & Rubber Company (Texas)         13,227     13,227     26,454     26,454
    Tandy Corporation (Minnesota)                  64,155     64,155    128,310    128,310
    America's Favorite Chicken Company (Georgia)   25,926     25,836     51,852     51,672
    One Care Health Industries, Inc. (Texas)       40,130     40,130     82,168     80,260
          Total                                 $ 231,805  $ 231,715  $ 465,518  $ 463,430


                                     6


Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

The Partnership was organized on April 15, 1992, to acquire, on a debt-free basis, existing and newly constructed commercial properties located in the continental United States and particularly in the Southwest, to lease these properties to tenants under generally "triple net" leases, to hold the properties with the expectation of equity appreciation and eventually to resell the properties.

The Partnership's overall investment objectives are to acquire properties that offer investors the potential for (i) preservation and protection of the Partnership's capital; (ii) partially tax-deferred cash distributions from operations; and
(iii) long-term capital gains through appreciation in value of the Partnership's properties realized upon sale.

AmREIT has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 Issue. The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. AmREIT's hardware and software are believed to be Year 2000 compliant. Accordingly, the Partnership does not expect to incur any material costs in connection with the compliance of the Year 2000 Issue.

LIQUIDITY AND CAPITAL RESOURCES

AAA Net Realty Fund X, Ltd., a Nebraska limited partnership, was formed April 15, 1992. The offering for 20,000 units was effective September 17, 1992. The offering period for subscriptions terminated September 1, 1994 with a total of 11,453.61 units having been subscribed at $1,000 per unit. In addition, the general partners had previously made contributions of $1,000.

RESULTS OF OPERATIONS

For the three months ended June 30, 1998, revenues totaled $268,435 which included $267,349 from real estate operations and $1,086 of interest income. Revenues for the second quarter of 1998 remained unchanged from those of the second quarter of 1997. Expenses decreased slightly from $72,268 in the second quarter of 1997 to $71,682 in the second quarter of 1998 primarily from an decrease in amortization expense partially offset by an increase in professional fees. The Partnership recorded $196,753 of net income for the second quarter of 1998 compared to $196,184 for the second quarter of 1997.

For the six months ended June 30, 1998, revenues totaled $538,709 which included $536,597 from real estate operations and $2,112 of interest income. Revenues for the first six months of 1998 increased $2,207 from those of the first six months of 1997 which was attributable to a $2,153 increase in rental income and a slight increase of $54 in interest income. Rental income increased based upon a specified rental adjustment during the first six months of 1998. Expenses increased from $149,398 in the first six months of 1997 to $150,844 in the first six months of 1998 primarily from an increase in professional fees partially offset by a decrease in amortization. The Partnership recorded $387,865 of net income for the first six months of 1998 compared to $387,104 for the first six months of 1997.

                                   7

                       PART II - OTHER INFORMATION



Item 1. Legal Proceedings

NONE


Item 5. Other Information

NONE


Item 6. Exhibits and Reports on Form 8-K

Exhibit 27 - Financial Data Schedule


                                    8

                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   AAA Net Realty Fund X, Ltd.
                                   (Issuer)



August 14, 1998                    /s/ H. Kerr Taylor
Date                               H. Kerr Taylor, President of General Partner





August 14, 1998                    /s/ L. Larry Mangum
Date                               L. Larry Mangum
                                   (Principal Accounting Officer)


                                    9



                                       PRELIMINARY PROXY MATERIAL


                                  AMREIT, INC.

                         Eight Greenway Plaza, Suite 824
                              Houston, Texas 77046


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER ____, 1998


TO THE SHAREHOLDERS OF AMREIT, INC.:

     A Special Meeting of the shareholders of AmREIT, Inc. (the
"Company") will be held at Eight Greenway Plaza, Suite 824,
Houston, Texas on __________, December ___, 1998 at _______.m.,
Local Time for the following purposes:

     1. To approve the Merger of the Company with each of the 10 affiliated Limited Partnerships and the Amendment to its Bylaws expressly authorizing each such Merger.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY APPROVED
THESE PROPOSALS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSAL LISTED ON THIS NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.

     Shareholders of record at the close of business on October
___, 1998, are the only persons entitled to notice of and to vote at the meeting.

     Your attention is directed to the Joint Proxy and Consent Solicitation Statement and Prospectus (the "Prospectus"). WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE THE COMPANY FURTHER SOLICITATION EXPENSE. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Prospectus in the section entitled "SPECIAL MEETING OF SHAREHOLDERS - DECEMBER ___, 1998." A return envelope is enclosed for your convenience.

                                                  Secretary
Dated: November ___, 1998